UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Multi-Strategy Absolute Return Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Multi-Strategy Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12 months ended October 31, 2012, financial markets worldwide climbed, despite a less-than-ideal global economic backdrop. In the United States, the economy grew at a disappointing annual pace of 2.7% or less, and unemployment remained stubbornly high — dropping below 8% in September 2012 for the first time in more than three years. A pickup in the U.S. housing market and improved consumer sentiment, however, offered some encouragement. By contrast, economies in the U.K., European Union and many emerging markets weakened, pressured by the sovereign debt crisis in Europe and signs of slowing growth in China.

Financial markets responded positively, as central banks in the United States and Europe undertook stimulus measures aimed at averting further economic deterioration. Last fall, the U.S. Federal Reserve (the Fed) initiated “Operation Twist,” a program aimed at lowering borrowing costs for consumers and businesses, while the European Central Bank (ECB) put in place a long-term refinancing operation giving struggling eurozone banks access to very low interest-rate, three-year loans. By the New Year, the U.S. economy was showing signs of improvement and the fiscal situation in Europe was starting to stabilize, buoying the financial markets. However, investors grew risk-averse in the second quarter, as U.S. economic momentum faded and the sovereign debt crisis in Europe deepened. In the summer, markets benefited, as investors correctly anticipated more monetary stimulus measures in the United States and additional efforts in Europe to address the sovereign debt crisis. The ECB subsequently pledged to do whatever was necessary to save the euro and outlined an aggressive government bond repurchase program to help fiscally strapped eurozone countries. In the United States, the Fed announced a third round of U.S. quantitative easing — involving the open-ended purchase of agency mortgage-backed securities — along with plans to keep short-term interest rates near zero through mid-2015. Markets retreated late in the period amid mounting worries over the U.S. presidential election and looming fiscal cliff.

A combination of declining interest rates and central bank intervention helped bond prices move higher, with the Barclays Capital U.S. Aggregate Index2 returning 5.25% for the year. Within the fixed-income market, the biggest gains came from higher-risk, lower credit quality bonds. Longer-maturity assets also did well, benefiting as yields fell more on longer-maturity than shorter-term issues.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Multi-Strategy Absolute Return Fund’s (the Fund) Class A shares had a total return of 1.97% at net asset value (NAV), outperforming the 0.08% gain of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index).

Nearly all of the Fund’s underlying Portfolios contributed positively to performance.

Some of the biggest contributions to performance versus the Index came from the Floating Rate Portfolio and the option absolute return strategy employed within the MSAR Completion Portfolio. The Floating Rate Portfolio benefited, as investors flocked to the higher-yields offered by floating-rate loans, which are typically issued by below-investment-grade companies. In addition, the prices on the securities appreciated, as credit spreads–the difference between the yields on lower- and higher-quality issues–tightened. The option absolute return strategy–which involves a series of put and call option spread combinations on the S&P 500 Index–performed well during a period of relatively low market volatility.

Elsewhere, foreign exposure through the Global Macro Portfolio and Global Macro Absolute Return Advantage Portfolio aided results versus the Index. These Portfolios, which focus on long and short positions in sovereign debt and currencies, gained due in part to foreign currencies appreciating against the U.S. dollar. To a lesser extent, a stake in commercial mortgage-backed securities (CMBS) within the MSAR Completion Portfolio contributed to performance versus the Index. The Fund’s focus during the period was on high-quality, short-maturity, low-volatility issues that generated higher income rather than similar-maturity U.S. Treasuries. On the margin, a small increase in the Fund’s overall duration–a measure of interest-rate sensitivity–aided performance versus the Index.

The Fund’s conservative positioning relative to its targeted volatility range muted results versus the Index, as higher-risk assets outperformed. The Fund’s stake in the Global Macro Absolute Return Advantage Portfolio and its exposure to the option absolute return strategy was reduced during the period. At the same time, the Fund increased its weighting in the Parametric Structured Absolute Return Portfolio, which is a lower-risk, more market-neutral portfolio. Small stakes in U.S. government agency mortgage-backed securities (through the Short-Term U.S. Government and Government Obligations Portfolios) and investment-grade corporate bonds had minimal impact on overall performance versus the Index. Some of the hedging strategies within the MSAR Completion Portfolio detracted from performance versus the Index. The Fund had some S&P 500 Index put options to manage the risk of owning the floating-rate loans and risk, in general. As the markets went up, the cost of owning these contracts dragged on performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Performance2,3

Portfolio Managers Jeffrey A. Rawlins, CFA, Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/07/2004	1.97%	3.43%	4.11%
Class A with 4.75% Maximum Sales Charge	—	–2.90	2.43	3.47
Class B at NAV	12/07/2004	1.21	2.66	3.32
Class B with 5% Maximum Sales Charge	—	–3.75	2.32	3.32
Class C at NAV	12/07/2004	1.32	2.69	3.34
Class C with 1% Maximum Sales Charge	—	0.33	2.69	3.34
Class I at NAV	10/01/2009	2.33	—	4.39
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	12/07/2004	0.08%	0.66%	1.96%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
	1.22%	1.96%	1.96%	0.98%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$ 10,000	12/07/2004	$ 12,948	N.A.
Class C	$ 10,000	12/07/2004	$ 12,962	N.A.
Class I	$ 250,000	10/01/2009	$ 285,475	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Fund Profile5

Portfolio Allocation (% of net assets)

Fund Weightings (% of net assets)6

Absolute Return Strategies	52.0%
Global Macro Portfolio	14.9
Global Macro Absolute Return Advantage Portfolio	7.4
Parametric Structured Absolute Return Portfolio	24.8
Option Absolute Return Strategy*	4.9
Income Strategies	40.5%
Short-Term U.S. Government Portfolio	5.1
Government Obligations Portfolio	10.0
CMBS*	11.1
Investment-Grade Corporate Bonds*	1.6
Floating Rate Portfolio	12.7
Other	0.3
Equity Options*	-2.4
U.S. Treasury Futures*	2.7
Cash & Cash Equivalents*	12.3

*	Held in MSAR Completion Portfolio.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%. If applicable, CMBS refers to commercial mortgage-backed securities.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.60	$6.26	1.24%
Class B	$1,000.00	$1,005.80	$10.08	2.00%
Class C	$1,000.00	$1,006.90	$10.09	2.00%
Class I	$1,000.00	$1,010.80	$5.00	0.99%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.29	1.24%
Class B	$1,000.00	$1,015.10	$10.13	2.00%
Class C	$1,000.00	$1,015.10	$10.13	2.00%
Class I	$1,000.00	$1,020.20	$5.03	0.99%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Portfolio of Investments

Investments in Affiliated Portfolios	Value	% of Net Assets
Floating Rate Portfolio (identified cost, $94,164,468)	$91,694,121	12.7%
Global Macro Absolute Return Advantage Portfolio (identified cost, $53,718,604)	53,204,507	7.4
Global Macro Portfolio (identified cost, $104,108,670)	106,949,270	14.9
Government Obligations Portfolio (identified cost, $66,487,647)	71,726,848	10.0
MSAR Completion Portfolio (identified cost, $180,376,806)	182,337,525	25.3
Parametric Structured Absolute Return Portfolio (identified cost, $172,021,820)	178,543,498	24.8
Short-Term U.S. Government Portfolio (identified cost, $34,910,641)	36,575,713	5.1

Total Investments in Affiliated Portfolios (identified cost $705,788,656)	$721,031,482	100.2%

Other Assets, Less Liabilities	$(1,230,369)	(0.2)%

Net Assets	$719,801,113	100.0%

7	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Affiliated investments, at value (identified cost, $705,788,656)	$721,031,482
Receivable for Fund shares sold	2,265,352
Total assets	$723,296,834

Liabilities
Payable for Fund shares redeemed	$2,955,230
Distributions payable	241,934
Payable to affiliates:
Distribution and service fees	167,745
Trustees’ fees	42
Accrued expenses	130,770
Total liabilities	$3,495,721
Net Assets	$719,801,113

Sources of Net Assets
Paid-in capital	$762,809,947
Accumulated net realized loss	(56,765,149)
Accumulated distributions in excess of net investment income	(1,486,511)
Net unrealized appreciation	15,242,826
Total	$719,801,113

Class A Shares
Net Assets	$338,113,840
Shares Outstanding	37,182,065
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.54

Class B Shares
Net Assets	$16,540,682
Shares Outstanding	1,820,710
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.08

Class C Shares
Net Assets	$91,682,316
Shares Outstanding	10,090,133
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.09

Class I Shares
Net Assets	$273,464,275
Shares Outstanding	30,083,196
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $34,584)	$22,240,276
Dividends allocated from affiliated Portfolios (net of foreign taxes, $158,816)	2,241,973
Expenses allocated from affiliated Portfolios	(7,247,489)
Total investment income from Portfolios	$17,234,760

Expenses
Distribution and service fees
Class A	$991,508
Class B	195,161
Class C	1,261,985
Trustees’ fees and expenses	500
Custodian fee	48,143
Transfer and dividend disbursing agent fees	409,871
Legal and accounting services	48,383
Printing and postage	54,290
Registration fees	78,494
Miscellaneous	16,344
Total expenses	$3,104,679

Net investment income	$14,130,081

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,148,974)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (including a gain of $6,112 from precious metals)	(22,694,589)
Written options	9,038,220
Securities sold short	264,714
Futures contracts	(5,927,963)
Swap contracts	(2,018,777)
Forward commodity contracts	(81,486)
Foreign currency and forward foreign currency exchange contract transactions	8,194,225
Net realized loss	$(14,374,630)
Change in unrealized appreciation (depreciation) —
Investments	$1,148,974
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease of $76,230 from precious metals) and (net of decrease in accrued foreign capital gains taxes of $1,097)	18,526,682
Written options	452,404
Securities sold short	(1,164,055)
Futures contracts	1,882,261
Swap contracts	(2,432,987)
Forward commodity contracts	84,904
Foreign currency and forward foreign currency exchange contracts	(2,982,021)
Net change in unrealized appreciation (depreciation)	$15,516,162

Net realized and unrealized gain	$1,141,532

Net increase in net assets from operations	$15,271,613

9	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$14,130,081	$9,230,376
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(14,374,630)	(3,831,907)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	15,516,162	(1,633,329)
Net increase in net assets from operations	$15,271,613	$3,765,140
Distributions to shareholders —
From net investment income
Class A	$(8,239,928)	$(5,488,871)
Class B	(294,032)	(340,723)
Class C	(1,909,176)	(1,713,171)
Class I	(5,268,497)	(2,097,769)
Tax return of capital
Class A	(2,631,821)	—
Class B	(93,913)	—
Class C	(609,788)	—
Class I	(1,682,750)	—
Total distributions to shareholders	$(20,729,905)	$(9,640,534)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$200,287,569	$379,976,539
Class B	301,830	2,668,301
Class C	15,887,489	58,882,498
Class I	226,884,615	257,347,130
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	10,473,233	4,942,008
Class B	333,604	251,430
Class C	2,132,149	1,373,441
Class I	4,420,408	1,230,201
Cost of shares redeemed
Class A	(284,458,290)	(115,312,350)
Class B	(5,634,199)	(7,365,582)
Class C	(69,144,751)	(39,239,467)
Class I	(144,431,760)	(72,667,527)
Net asset value of shares exchanged
Class A	779,900	1,203,178
Class B	(779,900)	(1,203,178)
Net increase (decrease) in net assets from Fund share transactions	$(42,948,103)	$472,086,622

Net increase (decrease) in net assets	$(48,406,395)	$466,211,228

Net Assets
At beginning of year	$768,207,508	$301,996,280
At end of year	$719,801,113	$768,207,508

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(1,486,511)	$913,668

10	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010		2009		2008
Net asset value — Beginning of year	$9.160	$9.200	$8.890		$7.600		$9.630

Income (Loss) From Operations
Net investment income(1)	$0.171	$0.172	$0.350		$0.485		$0.568
Net realized and unrealized gain (loss)	0.007	(0.023)	0.362		1.328		(1.977)

Total income (loss) from operations	$0.178	$0.149	$0.712		$1.813		$(1.409)

Less Distributions
From net investment income	$(0.188)	$(0.189)	$(0.296)		$(0.523)		$(0.588)
Tax return of capital	(0.060)	—	(0.106)		—		(0.033)

Total distributions	$(0.248)	$(0.189)	$(0.402)		$(0.523)		$(0.621)

Net asset value — End of year	$9.090	$9.160	$9.200		$8.890		$7.600

Total Return(2)	1.97%	1.62%	8.18%		24.98%		(15.48)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$338,114	$413,764	$146,073		$139,217		$128,030
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.27%	1.22%	1.10%		1.17%		1.14%
Net investment income	1.88%	1.86%	3.85%		6.12%		6.22%
Portfolio Turnover of the Fund(5)	68%	26%	60%		61%		19%
Portfolio Turnover of Boston Income Portfolio	N.A.	70%	75%		74%		54%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%		35%		7%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%	50%	N.A.		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	39%	33%	19%		25%		N.A.
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%		28%		19%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.	64%	51%		N.A.		N.A.
Portfolio Turnover of MSAR Completion Portfolio	37%	32%	2	%(6)	N.A.		N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.	N.A.		31	%(7)	N.A.
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%	N.A.	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%		N.A.		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010		2009		2008
Net asset value — Beginning of year	$9.150	$9.200	$8.890		$7.590		$9.620

Income (Loss) From Operations
Net investment income(1)	$0.103	$0.115	$0.283		$0.426		$0.500
Net realized and unrealized gain (loss)	0.006	(0.045)	0.361		1.337		(1.977)

Total income (loss) from operations	$0.109	$0.070	$0.644		$1.763		$(1.477)

Less Distributions
From net investment income	$(0.136)	$(0.120)	$(0.246)		$(0.463)		$(0.524)
Tax return of capital	(0.043)	—	(0.088)		—		(0.029)

Total distributions	$(0.179)	$(0.120)	$(0.334)		$(0.463)		$(0.553)

Net asset value — End of year	$9.080	$9.150	$9.200		$8.890		$7.590

Total Return(2)	1.21%	0.75%	7.37%		24.22%		(16.13)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$16,541	$22,469	$28,217		$31,637		$28,616
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.02%	1.96%	1.85%		1.93%		1.88%
Net investment income	1.13%	1.25%	3.12%		5.38%		5.48%
Portfolio Turnover of the Fund(5)	68%	26%	60%		61%		19%
Portfolio Turnover of Boston Income Portfolio	N.A.	70%	75%		74%		54%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%		35%		7%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%	50%	N.A.		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	39%	33%	19%		25%		N.A.
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%		28%		19%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.	64%	51%		N.A.		N.A.
Portfolio Turnover of MSAR Completion Portfolio	37%	32%	2	%(6)	N.A.		N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.	N.A.		31	%(7)	N.A.
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%	N.A.	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%		N.A.		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

12	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010		2009		2008
Net asset value — Beginning of year	$9.150	$9.200	$8.890		$7.590		$9.620

Income (Loss) From Operations
Net investment income(1)	$0.103	$0.111	$0.282		$0.426		$0.500
Net realized and unrealized gain (loss)	0.016	(0.041)	0.362		1.337		(1.978)

Total income (loss) from operations	$0.119	$0.070	$0.644		$1.763		$(1.478)

Less Distributions
From net investment income	$(0.136)	$(0.120)	$(0.246)		$(0.463)		$(0.523)
Tax return of capital	(0.043)	—	(0.088)		—		(0.029)

Total distributions	$(0.179)	$(0.120)	$(0.334)		$(0.463)		$(0.552)

Net asset value — End of year	$9.090	$9.150	$9.200		$8.890		$7.590

Total Return(2)	1.32%	0.75%	7.37%		24.21%		(16.13)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$91,682	$143,809	$123,689		$133,596		$120,654
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.02%	1.96%	1.85%		1.93%		1.88%
Net investment income	1.13%	1.20%	3.12%		5.37%		5.48%
Portfolio Turnover of the Fund(5)	68%	26%	60%		61%		19%
Portfolio Turnover of Boston Income Portfolio	N.A.	70%	75%		74%		54%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%		35%		7%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%	50%	N.A.		N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	39%	33%	19%		25%		N.A.
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%		28%		19%
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.	64%	51%		N.A.		N.A.
Portfolio Turnover of MSAR Completion Portfolio	37%	32%	2	%(6)	N.A.		N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.	N.A.		31	%(7)	N.A.
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%	N.A.	N.A.		N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%		N.A.		N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$9.150	$9.200	$8.890		$8.830

Income (Loss) From Operations
Net investment income(2)	$0.196	$0.185	$0.353		$0.027
Net realized and unrealized gain (loss)	0.014	(0.023)	0.381		0.071

Total income from operations	$0.210	$0.162	$0.734		$0.098

Less Distributions
From net investment income	$(0.205)	$(0.212)	$(0.313)		$(0.038)
Tax return of capital	(0.065)	—	(0.111)		—

Total distributions	$(0.270)	$(0.212)	$(0.424)		$(0.038)

Net asset value — End of period	$9.090	$9.150	$9.200		$8.890

Total Return(3)	2.33%	1.76%	8.45%		1.12	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$273,464	$188,165	$4,018		$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.01%	0.98%	0.85%		0.99	%(7)
Net investment income	2.15%	2.00%	3.86%		7.29	%(7)
Portfolio Turnover of the Fund(8)	68%	26%	60%		61	%(9)
Portfolio Turnover of Boston Income Portfolio	N.A.	70%	75%		74	%(10)
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%	50%	N.A.		N.A.
Portfolio Turnover of Global Macro Portfolio	39%	33%	19%		25	%(10)
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%		28	%(10)
Portfolio Turnover of Large-Cap Core Research Portfolio	N.A.	64%	51%		N.A.
Portfolio Turnover of MSAR Completion Portfolio	37%	32%	2	%(11)	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.	N.A.	N.A.		31	%(12)
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%	N.A.	N.A.		N.A.
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%		N.A.

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

(9)	For the Fund’s year ended October 31, 2009.

(10)	For the Portfolio’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(12)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio, Parametric Structured Absolute Return Portfolio and Short-Term U.S. Government Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, MSAR Completion Portfolio, Parametric Structured Absolute Return Portfolio and Short-Term U.S. Government Portfolio (1.0%, 4.5%, 1.5%, 5.6%, 99.7%, 67.7% and 9.1%, respectively, at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using

15

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio and Short-Term U.S. Government Portfolio are as follows: Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Floating Rate Portfolio (the Portfolio) are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $31,834,307 and current year deferred capital losses of $16,497,310 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,057,658), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398), October 31, 2017 ($9,100,702) and October 31, 2018 ($3,939,467). The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

Additionally, at October 31, 2012, the Fund had a net investment loss of $2,265,508 incurred after December 31, 2011. This net investment loss is treated as arising on the first day of the Fund’s taxable year ending October 31, 2013.

16

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$15,711,633	$9,640,534
Tax return of capital	$5,018,272	—

During the year ended October 31, 2012, accumulated distributions in excess of net investment income was increased by $818,627, accumulated net realized loss was increased by $4,993,975 and paid-in capital was increased by $5,812,602 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, tax accounting for straddle transactions, foreign currency gain (loss), futures contracts, options contracts, investments in passive foreign investment companies (PFICs), investment in partnerships, a Portfolio’s investment in a subsidiary and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and deferred capital losses	$(48,331,617)
Late year ordinary losses	$(2,265,508)
Net unrealized appreciation	$7,830,225
Other temporary differences	$(241,934)

17

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, tax accounting for straddle transactions, defaulted bond interest, foreign currency transactions, premium amortization, swap contracts, futures contracts, investment in partnerships, options contracts, partnership allocations, PFICs and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2012, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios amounted to $5,540,428 or 0.71% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $15,406 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $19,809 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $991,508 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $146,371 and $946,489 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $970,000 and $14,835,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $48,790 and $315,496 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $26,000, $33,000 and $36,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

18

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$—	$1
Floating Rate Portfolio	15,561,816	68,090,141
Global Macro Absolute Return Advantage Portfolio	7,693,775	55,306,238
Global Macro Portfolio	42,746,709	36,488,798
Government Obligations Portfolio	82,505,165	24,078,703
Large-Cap Core Research Portfolio	—	15,606,868
MSAR Completion Portfolio	160,802,586	358,147,502
Parametric Structured Absolute Return Portfolio	196,256,868	19,005,394
Short-Term U.S. Government Portfolio	18,846,528	12,159,676

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	21,974,238	41,159,963
Issued to shareholders electing to receive payments of distributions in Fund shares	1,151,032	535,404
Redemptions	(31,214,623)	(12,509,560)
Exchange from Class B shares	85,585	130,037

Net increase (decrease)	(8,003,768)	29,315,844

	Year Ended October 31,
Class B	2012	2011

Sales	33,120	289,391
Issued to shareholders electing to receive payments of distributions in Fund shares	36,702	27,223
Redemptions	(619,253)	(798,568)
Exchange to Class A shares	(85,623)	(130,084)

Net decrease	(635,054)	(612,038)

	Year Ended October 31,
Class C	2012	2011

Sales	1,744,238	6,372,782
Issued to shareholders electing to receive payments of distributions in Fund shares	234,563	148,719
Redemptions	(7,603,790)	(4,253,172)

Net increase (decrease)	(5,624,989)	2,268,329

19

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2012	2011

Sales	24,905,523	27,890,271
Issued to shareholders electing to receive payments of distributions in Fund shares	485,942	133,437
Redemptions	(15,862,419)	(7,906,247)

Net increase	9,529,046	20,117,461

At October 31, 2012, accounts advised by EVM owned 14.5% of the value of the outstanding shares of the Fund.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2012 and October 31, 2011, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

20

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

21

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $1,873,003, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 16.26% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Multi-Strategy Absolute Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2320-12/12 DISRC

Eaton Vance Global Macro Absolute Return Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Global Macro Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 65

Federal Tax Information	19

Management and Organization	66

Important Notices	69

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ending October 31, 2012 was a year dominated by central bank easing. The most aggressive action took place in developed-market countries that are burdened with debt. The European Central Bank (ECB) offered low-interest, three-year loans to banks, as the region’s debt crisis made it difficult for banks to fund their operations in the public markets. The ECB also cut its main interest rate three times, to a record low of 0.75%, and unveiled a plan to buy bonds of troubled eurozone governments. With their key policy rates already near zero, the U.S. Federal Reserve (the Fed), Bank of Japan and Bank of England relied on quantitative easing to try to reduce longer-term borrowing costs and spur economic growth. In addition, the Fed continued with “Operation Twist,” a stimulus program that was set to expire in June 2012 but that was extended through the end of 2012.

In the United States, gross domestic product (GDP) growth slid from an annual rate of 4.1% in the fourth quarter of 2011 to 2.7% or less in each of the next three quarters. Growth in Germany and Japan also decelerated, Spain and Italy entered recession, and France appeared to be heading in that direction. Latin American and emerging Asian economies grew faster than their developed-market counterparts. However, their growth rates slowed, causing central banks in Brazil, China and other countries in these regions to reduce interest rates.

The world’s bond markets generally posted positive returns during the fiscal year. Higher-risk securities delivered some of the strongest gains, as investors chased yield in the low-rate environment. For example, local bond prices appreciated throughout much of the emerging world. In the foreign exchange markets, most Latin American and Asian currencies strengthened versus the U.S. dollar, and most Central and Eastern European currencies strengthened versus the euro. On a total return basis, the Mexican peso and Philippine peso did especially well versus the U.S. dollar, while the Polish zloty was a standout performer versus the euro.

Fund Performance

For the fiscal year ending October, 31, 2012, Eaton Vance Global Macro Absolute Return Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 3.06%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index)2, gained 0.08% during the period.

In Asia, the Fund benefited from long positions in several currencies, particularly the Philippine peso. The peso appreciated on reports of better-than-expected economic growth in the Philippines and a narrowing of the country’s budget deficit. Alternatively, a short position in the Japanese yen was unfavorable given the attraction of the yen as a safe-haven currency, as well as positive real rates of return on Japanese government bonds.

In Central and Eastern Europe, exposure to euro-denominated Polish debt was helpful. Poland has been working to meet the Maastricht Treaty criteria so that it can join the eurozone, and these efforts have strengthened the country’s economic fundamentals. In Western Europe, the Fund was short eurozone sovereign credit. A short position in Spain added to performance versus the Index because of Spain’s ongoing debt problems. However, a short position in France detracted from performance versus the Index, as the French credit remained strong during the period due to technical reasons.

One of the biggest contributors in Latin America was a long position in the Mexican peso. Mexico had elections in July 2012, and investors were optimistic that the new administration would institute reforms to improve the country’s long-run economic growth potential. On the negative side, a short position in Argentinian credit default swaps did poorly. The cost to insure Argentina’s bonds spiked near the end of the period due to a surprise court ruling related to the country’s debt restructuring of several years ago.

In Africa, both long and short currency positions contributed to the Fund’s return, although a long position in the Nigerian naira was particularly helpful. Nigeria’s government bills had strong yields, and the country saw increased capital flows based on its ability to export oil. Furthermore, its debt was added to key benchmark indices in the latter part of the fiscal year.

The Fund’s commodity exposure did not have a meaningful impact on performance versus the Index. The Fund was long platinum and short gold, and both precious metals posted relatively flat returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	3.06%	4.40%	4.97%
Class A with 4.75% Maximum Sales Charge	—	–1.87	3.39	4.02
Class C at NAV	10/01/2009	2.41	—	2.31
Class C with 1% Maximum Sales Charge	—	1.41	—	2.31
Class I at NAV	06/27/2007	3.37	4.70	5.25
Class R at NAV	04/08/2010	2.95	—	1.97
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	06/27/2007	0.08%	0.66%	0.93%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R
	1.14%	1.84%	0.85%	1.34%

Performance of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	06/27/2007	$12,962	$12,345
Class C	$10,000	10/01/2009	$10,731	N.A.
Class R	$10,000	04/08/2010	$10,514	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Fund Profile5

Asset Allocation (% of net assets)6

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)7

India	6.7%	Poland	1.6%
Malaysia	5.0	Uruguay	1.5
China	4.8	Georgia	1.2
Serbia	4.8	Peru	1.0
Nigeria	4.8	Gold	0.4
Mexico	4.5	New Zealand	0.1
South Korea	4.1	Dominican Republic	0.0	*
Hong Kong	3.5	Costa Rica	0.0	*
Platinum	3.4	Uganda	0.0	*
Turkey	3.1	United Kingdom	0.0	*
Philippines	2.9	Chile	0.0	*
Norway	2.2	Hungary	-0.1
Brazil	2.1	South Africa	-2.0
Sri Lanka	2.0	Japan	-2.3
Singapore	2.0	Australia	-2.9
Sweden	2.0	Taiwan	-5.5
		Euro	-16.7

		Total Long	63.7

		Total Short	-29.5

* Amount is less than 0.05%.		Total Net	34.2

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statement of Assets and Liabilities for details.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,013.30	$6.88	1.36%
Class C	$1,000.00	$1,009.60	$10.46	2.07%
Class I	$1,000.00	$1,014.90	$5.37	1.06%
Class R	$1,000.00	$1,013.30	$7.89	1.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.90	1.36%
Class C	$1,000.00	$1,014.70	$10.48	2.07%
Class I	$1,000.00	$1,019.80	$5.38	1.06%
Class R	$1,000.00	$1,017.30	$7.91	1.56%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Global Macro Portfolio, at value (identified cost, $6,429,599,338)	$6,487,760,513
Receivable for Fund shares sold	28,084,383
Total assets	$6,515,844,896

Liabilities
Payable for Fund shares redeemed	$22,535,893
Distributions payable	7,081,090
Payable to affiliates:
Distribution and service fees	1,107,149
Trustees’ fees	42
Accrued expenses	1,165,780
Total liabilities	$31,889,954
Net Assets	$6,483,954,942

Sources of Net Assets
Paid-in capital	$6,540,709,400
Accumulated net realized loss from Portfolio	(59,170,803)
Accumulated distributions in excess of net investment income	(55,744,830)
Net unrealized appreciation from Portfolio	58,161,175
Total	$6,483,954,942

Class A Shares
Net Assets	$1,557,258,794
Shares Outstanding	157,248,871
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.90
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.39

Class C Shares
Net Assets	$818,825,607
Shares Outstanding	82,631,446
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.91

Class I Shares
Net Assets	$4,107,110,122
Shares Outstanding	415,108,565
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.89

Class R Shares
Net Assets	$760,419
Shares Outstanding	76,694
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio (net of foreign taxes, $1,050,693)	$326,533,810
Dividends allocated from Portfolio (net of foreign taxes, $49,174)	748,633
Expenses allocated from Portfolio	(60,437,130)
Total investment income from Portfolio	$266,845,313

Expenses
Distribution and service fees
Class A	$4,984,392
Class C	9,259,355
Class R	3,652
Trustees’ fees and expenses	500
Custodian fee	38,324
Transfer and dividend disbursing agent fees	4,890,121
Legal and accounting services	75,596
Printing and postage	684,607
Registration fees	224,636
Miscellaneous	41,519
Total expenses	$20,202,702

Net investment income	$246,642,611

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(197,773,603)
Securities sold short	1,265,065
Futures contracts	(33,248,906)
Swap contracts	(12,961,162)
Forward commodity contracts	(4,399,782)
Foreign currency and forward foreign currency exchange contract transactions	206,363,464
Net realized loss	$(40,754,924)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $872,669 from precious metals)	$154,842,092
Written options	10,506,399
Securities sold short	(34,391,782)
Futures contracts	(1,765,227)
Swap contracts	(78,098,989)
Forward commodity contracts	3,969,189
Foreign currency and forward foreign currency exchange contracts	(64,049,655)
Net change in unrealized appreciation (depreciation)	$(8,987,973)

Net realized and unrealized loss	$(49,742,897)

Net increase in net assets from operations	$196,899,714

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$246,642,611	$211,082,793
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(40,754,924)	(137,096,218)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(8,987,973)	(36,650,634)
Net increase in net assets from operations	$196,899,714	$37,335,941
Distributions to shareholders —
From net investment income
Class A	$(52,880,208)	$(81,823,188)
Class C	(22,955,635)	(37,424,797)
Class I	(134,426,724)	(151,730,795)
Class R	(21,425)	(32,334)
From net realized gain
Class A	(7,206,882)	—
Class C	(3,806,130)	—
Class I	(18,348,757)	—
Class R	(3,505)	—
Tax return of capital
Class A	—	(6,843,971)
Class C	—	(3,130,338)
Class I	—	(12,691,282)
Class R	—	(2,704)
Total distributions to shareholders	$(239,649,266)	$(293,679,409)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$664,508,905	$560,439,123
Class C	144,837,701	91,125,513
Class I	2,061,471,528	2,141,810,659
Class R	195,997	162,203
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	55,665,256	75,542,871
Class C	20,259,755	28,507,062
Class I	74,607,075	74,082,063
Class R	24,897	34,733
Cost of shares redeemed
Class A	(938,927,068)	(1,262,777,663)
Class C	(387,864,331)	(379,543,400)
Class I	(1,660,552,010)	(2,053,258,833)
Class R	(159,286)	(553,696)
Net increase (decrease) in net assets from Fund share transactions	$34,068,419	$(724,429,365)

Net decrease in net assets	$(8,681,133)	$(980,772,833)

Net Assets
At beginning of year	$6,492,636,075	$7,473,408,908
At end of year	$6,483,954,942	$6,492,636,075

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(55,744,830)	$(81,457,605)

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012		2011		2010	2009		2008
Net asset value — Beginning of year	$9.960		$10.320		$10.360	$9.830		$10.220

Income (Loss) From Operations
Net investment income(1)	$0.369		$0.289		$0.226	$0.460		$0.499
Net realized and unrealized gain (loss)	(0.071)		(0.247)		0.269	0.649		(0.247)

Total income from operations	$0.298		$0.042		$0.495	$1.109		$0.252

Less Distributions
From net investment income	$(0.313)		$(0.371)		$(0.067)	$(0.571)		$(0.605)
From net realized gain	(0.045)		—		—	(0.008)		(0.037)
Tax return of capital	—		(0.031)		(0.468)	—		—

Total distributions	$(0.358)		$(0.402)		$(0.535)	$(0.579)		$(0.642)

Net asset value — End of year	$9.900		$9.960		$10.320	$10.360		$9.830

Total Return(2)	3.06%		0.40%		4.89%	11.53%		2.49%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,557,259		$1,786,581		$2,489,211	$209,714		$38,178
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.32	%(5)	1.14	%(5)	1.00%	1.24	%(6)	1.10	%(6)
Net investment income	3.72%		2.83%		2.18%	4.56%		4.90%
Portfolio Turnover of the Portfolio	39%		33%		19%	25%		26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund's share of the Portfolio's allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense primarily on securities sold short of 0.30% and 0.10% for the years ended October 31, 2012 and 2011, respectively.

(6)	The administrator subsidized certain operating expenses (equal to 0.12% and 0.33% of average daily net assets for the years ended October 31, 2009 and 2008, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,					Period Ended October 31, 2009(1)
	2012		2011		2010
Net asset value — Beginning of period	$9.960		$10.320		$10.350	$10.300

Income (Loss) From Operations
Net investment income (loss)(2)	$0.299		$0.217		$0.146	$(0.012)
Net realized and unrealized gain (loss)	(0.063)		(0.249)		0.282	0.104

Total income (loss) from operations	$0.236		$(0.032)		$0.428	$0.092

Less Distributions
From net investment income	$(0.241)		$(0.303)		$(0.057)	$(0.042)
From net realized gain	(0.045)		—		—	—
Tax return of capital	—		(0.025)		(0.401)	—

Total distributions	$(0.286)		$(0.328)		$(0.458)	$(0.042)

Net asset value — End of period	$9.910		$9.960		$10.320	$10.350

Total Return(3)	2.41%		(0.33)%		4.21%	0.89	%(4)

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$818,826		$1,047,345		$1,349,700	$39,020
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.02	%(7)	1.84	%(7)	1.71%	1.97	%(8)(9)
Net investment income (loss)	3.02%		2.13%		1.41%	(1.41	)%(8)
Portfolio Turnover of the Portfolio	39%		33%		19%	25	%(10)

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund's share of the Portfolio's allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense primarily on securities sold short of 0.30% and 0.10% for the years ended October 31, 2012 and 2011, respectively.

(8)	Annualized.

(9)	The administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009).

(10)	For the Portfolio's year ended October 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2012		2011		2010	2009		2008
Net asset value — Beginning of year	$9.950		$10.310		$10.340	$9.820		$10.210

Income (Loss) From Operations
Net investment income(1)	$0.398		$0.318		$0.245	$0.504		$0.464
Net realized and unrealized gain (loss)	(0.070)		(0.247)		0.285	0.623		(0.181)

Total income from operations	$0.328		$0.071		$0.530	$1.127		$0.283

Less Distributions
From net investment income	$(0.343)		$(0.398)		$(0.070)	$(0.599)		$(0.636)
From net realized gain	(0.045)		—		—	(0.008)		(0.037)
Tax return of capital	—		(0.033)		(0.490)	—		—

Total distributions	$(0.388)		$(0.431)		$(0.560)	$(0.607)		$(0.673)

Net asset value — End of year	$9.890		$9.950		$10.310	$10.340		$9.820

Total Return(2)	3.37%		0.68%		5.24%	11.87%		2.69%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,107,110		$3,658,008		$3,633,407	$147,589		$16,291
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.02	%(5)	0.85	%(5)	0.71%	0.94	%(6)	0.80	%(6)
Net investment income	4.03%		3.13%		2.36%	5.01%		4.59%
Portfolio Turnover of the Portfolio	39%		33%		19%	25%		26%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund's share of the Portfolio's allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes interest and dividend expense primarily on securities sold short of 0.30% and 0.11% for the years ended October 31, 2012 and 2011, respectively.

(6)	The administrator subsidized certain operating expenses (equal to 0.12% and 0.33% of average daily net assets for the years ended October 31, 2009 and 2008, respectively).

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class R
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$9.970		$10.330		$10.380

Income (Loss) From Operations
Net investment income(2)	$0.350		$0.269		$0.062
Net realized and unrealized gain (loss)	(0.072)		(0.249)		0.138

Total income from operations	$0.278		$0.020		$0.200

Less Distributions
From net investment income	$(0.293)		$(0.351)		$(0.031)
From net realized gain	(0.045)		—		—
Tax return of capital	—		(0.029)		(0.219)

Total distributions	$(0.338)		$(0.380)		$(0.250)

Net asset value — End of period	$9.910		$9.970		$10.330

Total Return(3)	2.95%		0.18%		1.94	%(4)

Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$760		$702		$1,091
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.52	%(7)	1.34	%(7)	1.18	%(8)
Net investment income	3.53%		2.63%		1.06	%(8)
Portfolio Turnover of the Portfolio	39%		33%		19	%(9)

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund's share of the Portfolio's allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes interest and dividend expense primarily on securities sold short of 0.30% and 0.10% for the years ended October 31, 2012 and 2011, respectively.

(8)	Annualized.

(9)	For the Portfolio's year ended October 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.9% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2012, a capital loss carryforward of $140,847,058 was utilized to offset net realized gains by the Fund.

At October 31, 2012, the Fund had a net investment loss of $57,508,193 incurred after December 31, 2011. This net loss is treated as arising on the first day of the Fund’s taxable year ending October 31, 2013.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$210,283,992	$271,011,114
Long-term capital gains	$29,365,274	$—
Tax return of capital	$—	$22,668,295

During the year ended October 31, 2012, accumulated net realized loss was decreased by $76,296,710, accumulated distributions in excess of net investment income was increased by $10,645,844 and paid-in capital was decreased by $65,650,866 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), swap contracts, premium amortization, options contracts and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Late year ordinary losses	$(57,508,193)
Net unrealized appreciation	$7,834,825
Other temporary differences	$(7,081,090)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions, futures contracts, swap contracts, tax accounting for straddle transactions, premium amortization and the timing of recognizing distributions to shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2012, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $328,983 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $221,104 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR's organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $4,984,392 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $6,944,515 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2012, the Fund paid or accrued to EVD $1,826 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $2,314,840 and $1,826 for Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $37,000 and $66,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund's investment in the Portfolio aggregated $565,971,128 and $797,272,458, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	66,988,087	54,934,025
Issued to shareholders electing to receive payments of distributions in Fund shares	5,625,231	7,417,025
Redemptions	(94,734,113)	(124,213,440)

Net decrease	(22,120,795)	(61,862,390)

	Year Ended October 31,
Class C	2012	2011

Sales	14,588,293	8,910,114
Issued to shareholders electing to receive payments of distributions in Fund shares	2,045,891	2,798,435
Redemptions	(39,116,700)	(37,383,758)

Net decrease	(22,482,516)	(25,675,209)

16

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2012	2011

Sales	208,025,038	209,885,377
Issued to shareholders electing to receive payments of distributions in Fund shares	7,547,481	7,284,871
Redemptions	(168,051,394)	(202,075,858)

Net increase	47,521,125	15,094,390

	Year Ended October 31,
Class R	2012	2011

Sales	19,755	15,924
Issued to shareholders electing to receive payments of distributions in Fund shares	2,513	3,405
Redemptions	(16,008)	(54,533)

Net increase (decrease)	6,260	(35,204)

17

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

18

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  The Fund paid foreign taxes of $1,099,867 and recognized foreign source income of $273,513,709.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $151,249,765 or, if subsequently determined to be different, the net capital gain of such year.

19

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Foreign Government Bonds — 32.9%

Security	Principal Amount		Value

Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15	EUR	24,274,000	$32,115,582

Total Albania			$32,115,582

Bermuda — 0.3%
Government of Bermuda, 5.603%, 7/20/20(1)	USD	16,113,000	$19,043,777

Total Bermuda			$19,043,777

Brazil — 3.8%
Nota do Tesouro Nacional, 6.00%, 5/15/15(2)	BRL	506,893,992	$272,977,615

Total Brazil			$272,977,615

Costa Rica — 0.0%(3)
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	1,430,564,178	$2,213,733
Titulo Propiedad Ud, 1.63%, 7/13/16(2)	CRC	159,480,143	301,918

Total Costa Rica			$2,515,651

Cyprus — 0.7%
Republic of Cyprus, 3.75%, 6/3/13	EUR	24,090,000	$28,882,421
Republic of Cyprus, 3.75%, 11/1/15	EUR	5,360,000	5,249,426
Republic of Cyprus, 4.375%, 7/15/14	EUR	1,700,000	1,854,207
Republic of Cyprus, 4.625%, 2/3/20	EUR	13,850,000	11,875,029

Total Cyprus			$47,861,083

Dominican Republic — 0.0%(3)
Dominican Republic "Bonos Internos" Total Return Linked Bond (Citibank NA), 13.00%, 2/25/13(4)	DOP	118,000,000	$3,024,763

Total Dominican Republic			$3,024,763

Georgia — 0.9%
Georgia Treasury Bond, 6.80%, 7/12/14	GEL	12,000,000	$7,212,698
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	19,393,000	11,757,931
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	5,577,000	3,438,620
Georgia Treasury Bond, 8.90%, 1/12/14	GEL	14,630,000	9,006,330
Georgia Treasury Bond, 9.50%, 11/17/13	GEL	1,000,000	617,645
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	1,600,000	1,032,352
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	6,000,000	4,049,959
Georgia Treasury Bond, 12.00%, 6/15/13	GEL	1,000,000	622,016
Georgia Treasury Bond, 12.00%, 6/15/14	GEL	778,000	504,777
Georgia Treasury Bond, 12.00%, 12/15/14	GEL	1,500,000	989,256
Georgia Treasury Bond, 12.00%, 9/15/15	GEL	4,000,000	2,708,125
Georgia Treasury Bond, 12.20%, 5/13/13	GEL	6,895,000	4,275,041

Security	Principal Amount		Value

Georgia (continued)
Georgia Treasury Bond, 12.50%, 4/14/13	GEL	7,196,000	$4,452,600
Georgia Treasury Bond, 12.80%, 2/10/13	GEL	10,400,000	6,374,284
Georgia Treasury Bond, 13.00%, 3/15/14	GEL	2,500,000	1,624,077
Georgia Treasury Bond, 13.80%, 12/16/12	GEL	5,788,000	3,520,872

Total Georgia			$62,186,583

Germany — 2.0%
Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	15,000,000	$22,762,956
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	66,600,000	123,890,523

Total Germany			$146,653,479

Hungary — 1.9%
National Bank of Hungary, 8.875%, 11/1/13	USD	14,320,000	$14,703,678
Republic of Hungary, 3.50%, 7/18/16	EUR	39,283,000	49,057,161
Republic of Hungary, 4.375%, 7/4/17	EUR	33,420,000	42,351,770
Republic of Hungary, 4.50%, 1/29/14	EUR	19,886,000	26,109,790
Republic of Hungary, 5.50%, 5/6/14	GBP	2,983,000	4,886,021

Total Hungary			$137,108,420

Mexico — 3.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	1,253,707,000	$99,312,093
Mexican Bonos, 8.00%, 12/19/13	MXN	797,010,000	63,086,561
Mexican Bonos, 9.00%, 6/20/13	MXN	918,355,000	72,049,067

Total Mexico			$234,447,721

New Zealand — 5.8%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	33,390,000	$30,597,900
New Zealand Government Bond, 5.50%, 4/15/23	NZD	177,883,000	171,863,125
New Zealand Government Bond, 6.00%, 12/15/17	NZD	33,390,000	31,618,449
New Zealand Government Bond, 6.00%, 5/15/21	NZD	183,930,000	181,505,540

Total New Zealand			$415,585,014

Nigeria — 0.1%
Nigeria Treasury Bond, 16.39%, 1/27/22	NGN	1,392,230,000	$10,308,761

Total Nigeria			$10,308,761

Philippines — 1.4%
Republic of the Philippines, 6.25%, 1/14/36	PHP	3,078,000,000	$87,839,448
Republic of the Philippines, 8.75%, 3/3/13	PHP	456,650,000	11,389,269

Total Philippines			$99,228,717

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount		Value

Poland — 0.2%
Republic of Poland, 3.00%, 3/17/23	USD	10,886,000	$10,799,750

Total Poland			$10,799,750

Serbia — 3.4%
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	5,500,190,000	$62,293,709
Serbia Treasury Bill, 0.00%, 1/24/13	RSD	235,430,000	2,607,589
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	1,297,380,000	14,013,628
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	2,814,850,000	30,234,200
Serbia Treasury Bill, 0.00%, 7/4/13	RSD	358,540,000	3,751,971
Serbia Treasury Bill, 0.00%, 10/24/13	RSD	4,365,640,000	43,871,647
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	420,000,000	4,194,998
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	784,600,000	7,716,086
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	791,300,000	7,604,488
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	4,181,000,000	39,513,099
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	765,280,000	7,186,107
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	996,190,000	10,046,146
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	1,412,950,000	13,976,609

Total Serbia			$247,010,277

Slovenia — 0.5%
Republic of Slovenia, 4.125%, 1/26/20	EUR	300,000	$361,237
Republic of Slovenia, 4.375%, 1/18/21(5)	EUR	2,550,000	3,060,598
Republic of Slovenia, 5.50%, 10/26/22(1)	USD	32,882,000	33,007,491

Total Slovenia			$36,429,326

Sri Lanka — 1.0%
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	36,130,000	$40,646,250
Republic of Sri Lanka, 6.25%, 10/4/20(5)	USD	1,010,000	1,136,250
Sri Lanka Government Bond, 8.50%, 1/15/13	LKR	3,173,380,000	24,224,745
Sri Lanka Government Bond, 10.50%, 4/1/13	LKR	702,670,000	5,363,786

Total Sri Lanka			$71,371,031

Turkey — 5.6%
Turkey Government Bond, 0.00%, 11/7/12	TRY	332,032,400	$185,124,965
Turkey Government Bond, 0.00%, 2/20/13	TRY	136,610,000	74,905,721
Turkey Government Bond, 3.00%, 1/6/21(2)	TRY	42,135,120	25,751,199
Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	187,966,192	121,063,860

Total Turkey			$406,845,745

Uruguay — 0.7%
Monetary Regulation Bill, 0.00%, 1/11/13	UYU	94,370,000	$4,689,931
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	181,000,000	8,496,818
Monetary Regulation Bill, 0.00%, 9/9/13	UYU	174,900,000	8,159,258

Security	Principal Amount		Value

Uruguay (continued)
Monetary Regulation Bill, 0.00%, 2/27/14(2)	UYU	27,474,442	$1,357,884
Republic of Uruguay, 4.375%, 12/15/28(2)	UYU	236,640,615	14,270,328
Uruguay Notas Del Teso, 10.25%, 8/22/15	UYU	228,360,000	11,764,876

Total Uruguay			$48,739,095

Venezuela — 1.0%
Bolivarian Republic of Venezuela, 7.00%, 3/31/38(5)	USD	24,459,000	$17,610,480
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(5)	USD	43,665,000	38,752,687
Bolivarian Republic of Venezuela, 11.75%, 10/21/26(5)	USD	13,997,000	14,241,948

Total Venezuela			$70,605,115

Total Foreign Government Bonds (identified cost $2,317,555,054)			$2,374,857,505

Foreign Corporate Bonds & Notes — 0.1%

Security		Principal Amount	Value

Chile — 0.1%
JPMorgan Chilean Inflation Linked Note, 3.80%, 11/17/15(2)	USD	3,802,602	$3,876,433

Total Chile (identified cost $3,000,000)			$3,876,433

Total Foreign Corporate Bonds & Notes (identified cost $3,000,000)			$3,876,433

Debt Obligations – United States — 27.2%

Corporate Bonds & Notes — 0.0%(3)

Security		Principal Amount	Value
Eaton Corp., 8.875%, 6/15/19		$500,000	$674,836

Total Corporate Bonds & Notes (identified cost $524,584)			$674,836

Collateralized Mortgage Obligations — 1.5%
Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$253,084	$294,154
Series 1548, Class Z, 7.00%, 7/15/23		281,042	319,808

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 1650, Class K, 6.50%, 1/15/24	$1,754,758	$1,911,554
Series 1817, Class Z, 6.50%, 2/15/26	231,915	250,864
Series 1927, Class ZA, 6.50%, 1/15/27	882,526	957,657
Series 2127, Class PG, 6.25%, 2/15/29	1,150,432	1,219,749
Series 2344, Class ZD, 6.50%, 8/15/31	1,762,994	1,959,236
Series 2458, Class ZB, 7.00%, 6/15/32	2,770,969	3,192,384

		$10,105,406

Federal National Mortgage Association:
Series 1992-180, Class F, 1.369%, 10/25/22(6)	$1,012,804	$1,032,080
Series 1993-16, Class Z, 7.50%, 2/25/23	994,695	1,153,533
Series 1993-79, Class PL, 7.00%, 6/25/23	701,619	806,508
Series 1993-104, Class ZB, 6.50%, 7/25/23	270,190	309,567
Series 1993-121, Class Z, 7.00%, 7/25/23	4,040,479	4,686,830
Series 1993-141, Class Z, 7.00%, 8/25/23	772,637	896,655
Series 1994-42, Class ZQ, 7.00%, 4/25/24	4,702,066	5,454,251
Series 1994-79, Class Z, 7.00%, 4/25/24	876,832	1,023,789
Series 1994-89, Class ZQ, 8.00%, 7/25/24	676,400	803,302
Series 1996-35, Class Z, 7.00%, 7/25/26	219,943	256,162
Series 1998-16, Class H, 7.00%, 4/18/28	652,187	764,695
Series 1998-44, Class ZA, 6.50%, 7/20/28	1,143,484	1,328,894
Series 1999-25, Class Z, 6.00%, 6/25/29	1,564,759	1,753,479
Series 2000-2, Class ZE, 7.50%, 2/25/30	302,325	359,057
Series 2000-49, Class A, 8.00%, 3/18/27	826,429	990,584
Series 2001-31, Class ZA, 6.00%, 7/25/31	10,448,254	11,715,243
Series 2001-37, Class GA, 8.00%, 7/25/16	64,981	69,534
Series 2001-74, Class QE, 6.00%, 12/25/31	3,659,360	4,100,602
Series 2009-48, Class WA, 5.86%, 7/25/39(7)	11,269,571	12,780,039
Series 2011-38, Class SA, 12.868%, 5/25/41(8)	15,761,005	17,746,385
Series G48, Class Z, 7.10%, 12/25/21	856,800	969,515
Series G92-60, Class Z, 7.00%, 10/25/22	1,931,258	2,164,083
Series G93-1, Class K, 6.675%, 1/25/23	1,235,975	1,406,887
Series G93-31, Class PN, 7.00%, 9/25/23	3,777,336	4,349,728
Series G93-41, Class ZQ, 7.00%, 12/25/23	7,765,405	8,949,777
Series G94-7, Class PJ, 7.50%, 5/17/24	1,216,894	1,430,084

		$87,301,263

Government National Mortgage Association:
Series 1994-7, Class PQ, 6.50%, 10/16/24	$866,992	$984,274
Series 1996-22, Class Z, 7.00%, 10/16/26	693,459	792,393
Series 1999-42, Class Z, 8.00%, 11/16/29	1,941,967	2,244,875
Series 2000-21, Class Z, 9.00%, 3/16/30	2,796,966	3,490,262

Security	Principal Amount	Value

Government National Mortgage Association: (continued)
Series 2001-35, Class K, 6.45%, 10/26/23	$280,422	$317,133
Series 2002-48, Class OC, 6.00%, 9/16/30	667,881	674,098

		$8,503,035

Total Collateralized Mortgage Obligations (identified cost $98,486,674)		$105,909,704

Commercial Mortgage-Backed Securities — 0.4%

Security	Principal Amount	Value
JPMCC, Series 2005-LDP5, Class AM, 5.242%, 12/15/44(7)	$9,960,000	$11,059,773
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(7)	3,745,488	3,906,439
WBCMT, Series 2004-C12, Class MAD, 5.262%, 7/15/41(1)(7)	9,465,875	9,926,385
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(7)	6,000,000	6,540,591

Total Commercial Mortgage-Backed Securities (identified cost $29,387,052)		$31,433,188

Mortgage Pass-Throughs — 20.5%

Security	Principal Amount	Value
Federal Home Loan Mortgage Corp.:
2.90%, with maturity at 2035(9)	$5,784,156	$6,160,768
3.274%, with maturity at 2029(9)	1,075,512	1,103,702
3.504%, with maturity at 2023(9)	281,951	297,909
4.315%, with maturity at 2030(9)	1,510,219	1,648,462
4.50%, with maturity at 2018	2,899,921	3,102,654
5.00%, with various maturities to 2019	3,465,327	3,737,165
5.50%, with various maturities to 2019	10,239,455	10,972,408
6.00%, with various maturities to 2035(10)	60,842,167	68,762,931
6.50%, with various maturities to 2033	52,083,158	60,987,891
6.60%, with maturity at 2030	2,559,187	3,121,041
7.00%, with various maturities to 2036	50,590,437	60,055,906
7.31%, with maturity at 2026	247,033	301,173
7.50%, with various maturities to 2035	27,602,774	33,221,231
7.95%, with maturity at 2022	406,384	485,307
8.00%, with various maturities to 2031	7,402,289	9,242,407
8.15%, with maturity at 2021	198,691	235,058
8.30%, with maturity at 2021	62,225	72,165
8.47%, with maturity at 2018	102,196	112,295
8.50%, with various maturities to 2028	1,012,897	1,240,085
9.00%, with various maturities to 2027	1,838,139	2,198,700

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
9.50%, with maturity at 2027	$233,365	$288,969
9.75%, with maturity at 2016	3,580	4,045
10.00%, with various maturities to 2020	554,550	635,689
10.50%, with maturity at 2021	336,193	392,718
11.00%, with maturity at 2016	365,706	397,406

		$268,778,085

Federal National Mortgage Association:
2.275%, with maturity at 2028(9)	$248,687	$262,645
2.323%, with maturity at 2022(9)	1,915,618	1,978,809
2.329%, with maturity at 2027(9)	387,884	402,395
2.344%, with various maturities to 2038(9)	27,020,716	28,395,455
2.366%, with various maturities to 2033(9)	20,376,153	21,267,775
2.405%, with maturity at 2035(9)	5,251,869	5,478,992
2.494%, with maturity at 2025(9)	1,346,713	1,407,548
2.694%, with maturity at 2024(9)	944,607	992,059
3.357%, with maturity at 2023(9)	133,028	139,267
3.664%, with maturity at 2034(9)	3,642,611	3,976,048
3.798%, with maturity at 2035(9)	11,997,238	13,095,442
4.154%, with maturity at 2035(9)	9,948,587	10,859,261
5.00%, with various maturities to 2018	4,083,611	4,429,632
5.50%, with various maturities to 2023(10)	17,191,997	18,563,039
6.00%, with various maturities to 2038(10)	419,471,384	468,673,230
6.325%, with maturity at 2032(9)	3,739,383	4,081,678
6.50%, with various maturities to 2036	165,125,005	188,395,113
7.00%, with various maturities to 2036	125,096,408	148,836,946
7.007%, with maturity at 2025(9)	143,101	153,923
7.50%, with various maturities to 2037	87,694,415	106,609,967
8.00%, with various maturities to 2030	6,474,657	7,886,140
8.50%, with various maturities to 2037	10,504,244	13,527,892
9.00%, with various maturities to 2032	3,246,445	3,942,510
9.089%, with maturity at 2028(7)	448,707	508,149
9.50%, with various maturities to 2031	2,748,190	3,404,695
10.50%, with maturity at 2029	303,525	362,327
10.631%, with maturity at 2027(7)	444,466	512,579
11.00%, with maturity at 2016	10,615	11,145
11.50%, with maturity at 2031	414,031	500,068

		$1,058,654,729

Government National Mortgage Association:
2.00%, with maturity at 2024(9)	$572,023	$600,742
6.00%, with various maturities to 2033	52,647,674	61,068,623
6.50%, with various maturities to 2032	5,620,126	6,597,292
7.00%, with various maturities to 2035	44,124,565	53,364,219
7.50%, with various maturities to 2031	7,097,693	8,414,992
7.75%, with maturity at 2019	31,469	36,924
8.00%, with various maturities to 2034	17,387,515	20,954,969

Security	Principal Amount	Value

Government National Mortgage Association: (continued)
8.30%, with various maturities to 2020	$95,426	$106,814
8.50%, with various maturities to 2021	912,198	1,021,275
9.00%, with various maturities to 2025	370,437	441,877
9.50%, with various maturities to 2026	1,344,152	1,716,972

		$154,324,699

Total Mortgage Pass-Throughs (identified cost $1,428,476,428)		$1,481,757,513

U.S. Government Agency Obligations — 4.8%

Security	Principal Amount	Value
Federal Home Loan Bank:
4.125%, 12/13/19(10)	$20,000,000	$23,756,420
4.125%, 3/13/20(10)	65,000,000	77,116,130
4.625%, 9/11/20	19,325,000	23,790,911
5.25%, 12/11/20(10)	11,545,000	14,774,379
5.25%, 12/9/22(10)	14,850,000	19,394,516
5.365%, 9/9/24	12,700,000	16,881,843
5.375%, 9/30/22	49,780,000	65,248,139
5.375%, 8/15/24(10)	22,000,000	29,135,172
5.625%, 6/11/21(10)	12,850,000	16,815,613
5.75%, 6/12/26	14,850,000	20,233,749

		$307,146,872

United States Agency for International Development — Israel:
5.50%, 12/4/23	$5,000,000	$6,618,625
5.50%, 4/26/24	22,500,000	29,958,435

		$36,577,060

Total U.S. Government Agency Obligations (identified cost $291,217,758)		$343,723,932

U.S. Treasury Obligations — 0.0%(3)

Security	Principal Amount	Value
U.S. Treasury Bond, 7.875%, 2/15/21(10)	$1,500,000	$2,271,562

Total U.S. Treasury Obligations (identified cost $1,711,796)		$2,271,562

Total Debt Obligations — United States (identified cost $1,849,804,292)		$1,965,770,735

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Common Stocks — 0.7%

Security	Shares	Value

France — 0.1%
Sanofi	45,475	$3,993,951
Total SA	78,766	3,967,460

Total France		$7,961,411

Germany — 0.5%
Deutsche EuroShop AG	286,649	$11,715,344
Deutsche Wohnen AG	619,567	11,346,914
GSW Immobilien AG	280,052	11,511,328

Total Germany		$34,573,586

Luxembourg — 0.1%
GAGFAH SA(11)	990,107	$11,268,268

Total Luxembourg		$11,268,268

Total Common Stocks (identified cost $46,106,908)		$53,803,265

Precious Metals — 6.7%

Description	Troy Ounces	Value

Gold(11)	184,663	$317,884,341
Platinum(11)	104,260	163,661,884

Total Precious Metals (identified cost $473,601,481)		$481,546,225

Currency Call Options Purchased — 0.2%

Description	Counterparty	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	Value

Indian Rupee	Australia and New Zealand Banking Group Limited	INR	2,863,000	INR 54.00	8/12/13	$965,421
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	1,762,000	INR 54.00	8/12/13	594,157
Indian Rupee	Bank of America	INR	4,068,093	INR 52.00	5/6/13	564,822
Indian Rupee	Bank of America	INR	3,709,482	INR 52.00	5/6/13	515,031
Indian Rupee	Bank of America	INR	3,921,500	INR 55.00	7/1/13	1,811,566
Indian Rupee	Bank of America	INR	2,904,000	INR 54.00	8/12/13	979,246
Indian Rupee	Bank of America		INR 3,432,000	INR 55.00	8/16/13	1,579,058

Description	Counterparty	Principal Amount of Contracts (000's omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Barclays Bank PLC	INR 4,073,798	INR 52.00	5/6/13	$565,614
Indian Rupee	Barclays Bank PLC	INR 2,920,000	INR 54.00	8/12/13	984,642
Indian Rupee	Deutsche Bank	INR 3,211,300	INR 51.00	5/8/13	281,283
Indian Rupee	Deutsche Bank	INR 2,570,000	INR 54.00	8/12/13	866,620
Indian Rupee	Goldman Sachs International	INR 3,725,500	INR 51.00	5/8/13	326,323
Indian Rupee	Goldman Sachs International	INR 3,267,000	INR 55.00	7/1/13	1,509,215
Indian Rupee	Goldman Sachs International	INR 1,700,000	INR 54.00	8/12/13	573,250
Indian Rupee	Goldman Sachs International	INR 2,185,000	INR 55.00	8/19/13	1,011,570
Indian Rupee	HSBC Bank USA	INR 3,847,800	INR 53.00	7/3/13	891,514
Indian Rupee	JPMorgan Chase Bank	INR 3,280,700	INR 53.00	7/3/13	760,120
Indian Rupee	JPMorgan Chase Bank	INR 1,951,000	INR 54.00	8/12/13	657,889
Indian Rupee	JPMorgan Chase Bank	INR 1,538,000	INR 54.00	8/12/13	518,623
Indian Rupee	Standard Chartered Bank	INR 3,304,700	INR 52.00	5/6/13	458,831
Indian Rupee	Standard Chartered Bank	INR 2,183,600	INR 53.00	7/3/13	505,928

Total Currency Call Options Purchased (identified cost $14,123,815)					$16,920,723

Currency Put Options Purchased — 0.0%(3)

Description	Counterparty	Principal Amount of Contracts (000's omitted)	Strike Price	Expiration Date	Value

Yuan Offshore Renminbi	Barclays Bank PLC	CNH 449,995	CNH 6.50	5/20/13	$170,438
Yuan Offshore Renminbi	Citibank NA	CNH 425,666	CNH 6.50	5/20/13	161,223
Yuan Offshore Renminbi	HSBC Bank USA	CNH 481,026	CNH 6.50	5/20/13	182,191
Yuan Offshore Renminbi	Standard Chartered Bank	CNH 403,052	CNH 6.50	5/20/13	152,658

Total Currency Put Options Purchased (identified cost $2,323,291)					$666,510

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Interest Rate Swaptions — 0.0%(3)

Description	Counterparty	Expiration Date	Notional Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	Deutsche Bank	8/26/14	$99,600,000	$1,311,533

Total Interest Rate Swaptions (identified cost $6,205,080)				$1,311,533

Put Options Purchased — 0.1%

Description	Counterparty	Number of Contracts (000's omitted)	Strike Price		Expiration Date	Value

Brent Crude Oil Future 9/2013	Not Applicable	1,360	USD	95.00	8/12/13	$9,520,000
KOSPI 200 Index	Bank of America	134,100	KRW	200.00	12/13/12	7,188

Total Put Options Purchased (identified cost $11,154,843)						$9,527,188

Short-Term Investments — 40.0%

Foreign Government Securities — 23.9%

Security	Principal Amount (000's omitted)		Value

Croatia — 1.3%
Croatia Treasury Bill, 0.00%, 11/8/12	EUR	2,368	$3,067,763
Croatia Treasury Bill, 0.00%, 11/15/12	EUR	7,010	9,077,688
Croatia Treasury Bill, 0.00%, 11/22/12	EUR	3,672	4,752,492
Croatia Treasury Bill, 0.00%, 11/29/12	EUR	9,109	11,782,826
Croatia Treasury Bill, 0.00%, 1/24/13	EUR	7,340	9,451,779
Croatia Treasury Bill, 0.00%, 1/31/13	EUR	3,436	4,424,624
Croatia Treasury Bill, 0.00%, 2/7/13	EUR	3,637	4,680,524
Croatia Treasury Bill, 0.00%, 2/28/13	EUR	6,953	8,930,882
Croatia Treasury Bill, 0.00%, 3/7/13	EUR	5,000	6,418,148
Croatia Treasury Bill, 0.00%, 3/14/13	EUR	7,111	9,121,894
Croatia Treasury Bill, 0.00%, 3/28/13	EUR	7,396	9,474,872
Croatia Treasury Bill, 0.00%, 4/4/13	EUR	7,050	9,027,444

Total Croatia			$90,210,936

Georgia — 0.8%
Bank of Georgia Promissory Note, 7.00%, 3/9/13	USD	12,265	$12,456,606
Bank of Georgia Promissory Note, 7.75%, 2/22/13	USD	17,671	17,964,295

Security	Principal Amount (000's omitted)		Value

Georgia (continued)
Bank of Georgia Promissory Note, 8.25%, 12/21/12	USD	11,970	$12,083,085
Georgia Treasury Bill, 0.00%, 1/17/13	GEL	2,000	1,189,834
Georgia Treasury Bill, 0.00%, 3/14/13	GEL	10,840	6,384,852
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	9,290	5,399,268
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	8,033	4,623,885

Total Georgia			$60,101,825

Hong Kong — 3.5%
Hong Kong Treasury Bill, 0.00%, 11/7/12	HKD	980,000	$126,446,857
Hong Kong Treasury Bill, 0.00%, 1/30/13	HKD	969,500	125,010,902

Total Hong Kong			$251,457,759

Malaysia — 5.2%
Bank Negara Monetary Note, 0.00%, 11/6/12	MYR	200,519	$65,804,335
Bank Negara Monetary Note, 0.00%, 11/8/12	MYR	114,837	37,679,907
Bank Negara Monetary Note, 0.00%, 11/22/12	MYR	111,725	36,617,362
Bank Negara Monetary Note, 0.00%, 11/29/12	MYR	69,314	22,705,772
Bank Negara Monetary Note, 0.00%, 12/13/12	MYR	209,738	68,627,917
Bank Negara Monetary Note, 0.00%, 12/20/12	MYR	88,472	28,932,369
Bank Negara Monetary Note, 0.00%, 1/10/13	MYR	143,394	46,814,067
Bank Negara Monetary Note, 0.00%, 2/7/13	MYR	99,282	32,345,119
Bank Negara Monetary Note, 0.00%, 2/19/13	MYR	113,214	36,846,748

Total Malaysia			$376,373,596

Mexico — 1.1%
Mexico Cetes, 0.00%, 2/7/13	MXN	952,227	$71,875,903
Mexico Cetes, 0.00%, 2/21/13	MXN	129,351	9,744,791

Total Mexico			$81,620,694

Nigeria — 4.6%
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	1,644,681	$10,053,202
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	7,547,170	45,783,495
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	2,761,000	16,720,640
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	8,032,600	48,525,501
Nigeria Treasury Bill, 0.00%, 4/11/13	NGN	2,138,000	12,820,152
Nigeria Treasury Bill, 0.00%, 4/25/13	NGN	1,467,500	8,761,289
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	3,668,200	21,815,693
Nigeria Treasury Bill, 0.00%, 5/23/13	NGN	1,253,000	7,439,729
Nigeria Treasury Bill, 0.00%, 6/27/13	NGN	1,000,000	5,840,825
Nigeria Treasury Bill, 0.00%, 8/8/13	NGN	862,737	4,960,849
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	26,180,000	149,007,306
Nigeria Treasury Bill, 0.00%, 9/26/13	NGN	316,884	1,793,665

Total Nigeria			$333,522,346

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000's omitted)		Value

Philippines — 1.1%
Philippine Treasury Bill, 0.00%, 11/7/12	PHP	74,070	$1,797,944
Philippine Treasury Bill, 0.00%, 11/21/12	PHP	273,260	6,630,346
Philippine Treasury Bill, 0.00%, 1/2/13	PHP	160,410	3,889,332
Philippine Treasury Bill, 0.00%, 1/30/13	PHP	74,120	1,797,646
Philippine Treasury Bill, 0.00%, 2/6/13	PHP	193,656	4,695,729
Philippine Treasury Bill, 0.00%, 2/20/13	PHP	24,740	599,825
Philippine Treasury Bill, 0.00%, 3/6/13	PHP	1,173,800	28,450,088
Philippine Treasury Bill, 0.00%, 4/17/13	PHP	60,530	1,465,319
Philippine Treasury Bill, 0.00%, 5/2/13	PHP	134,160	3,246,301
Philippine Treasury Bill, 0.00%, 5/15/13	PHP	22,580	546,153
Philippine Treasury Bill, 0.00%, 7/10/13	PHP	180,240	4,351,154
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	139,930	3,376,471
Philippine Treasury Bill, 0.00%, 8/7/13	PHP	603,050	14,544,487
Philippine Treasury Bill, 0.00%, 9/18/13	PHP	171,260	4,124,320
Philippine Treasury Bill, 0.00%, 10/2/13	PHP	66,800	1,607,846

Total Philippines			$81,122,961

Serbia — 1.7%
Serbia Treasury Bill, 0.00%, 1/17/13	RSD	147,500	$1,638,584
Serbia Treasury Bill, 0.00%, 2/13/13	RSD	2,101,100	23,118,305
Serbia Treasury Bill, 0.00%, 3/28/13	RSD	598,940	6,486,349
Serbia Treasury Bill, 0.00%, 4/11/13	RSD	703,090	7,575,111
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	1,940,860	20,621,859
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	209,100	2,204,859
Serbia Treasury Bill, 0.00%, 6/28/13	RSD	734,800	7,706,107
Serbia Treasury Bill, 0.00%, 7/12/13	RSD	795,400	8,299,444
Serbia Treasury Bill, 0.00%, 9/13/13	RSD	3,921,200	39,993,017
Serbia Treasury Bill, 0.00%, 10/31/13	RSD	670,500	6,721,067

Total Serbia			$124,364,702

South Korea — 0.8%
Korea Monetary Stabilization Bond, 0.00%, 11/6/12	KRW	5,903,930	$5,411,044
Korea Monetary Stabilization Bond, 0.00%, 11/13/12	KRW	22,504,500	20,613,996
Korea Monetary Stabilization Bond, 0.00%, 12/3/12	KRW	10,000,000	9,143,417
Korea Monetary Stabilization Bond, 0.00%, 12/11/12	KRW	16,569,520	15,131,766
Korea Monetary Stabilization Bond, 0.00%, 12/18/12	KRW	4,553,170	4,158,391
Korea Monetary Stabilization Bond, 0.00%, 12/25/12	KRW	6,701,120	6,117,396

Total South Korea			$60,576,010

Security	Principal Amount (000's omitted)		Value

Sri Lanka — 2.8%
Sri Lanka Treasury Bill, 0.00%, 11/2/12	LKR	595,080	$4,567,587
Sri Lanka Treasury Bill, 0.00%, 12/7/12	LKR	1,320,630	10,037,397
Sri Lanka Treasury Bill, 0.00%, 12/21/12	LKR	1,657,480	12,545,997
Sri Lanka Treasury Bill, 0.00%, 12/28/12	LKR	226,620	1,711,818
Sri Lanka Treasury Bill, 0.00%, 1/18/13	LKR	1,483,200	11,136,388
Sri Lanka Treasury Bill, 0.00%, 1/18/13	LKR	1,335,940	10,030,708
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	5,000,000	37,394,626
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	2,171,530	16,240,679
Sri Lanka Treasury Bill, 0.00%, 2/8/13	LKR	331,340	2,472,347
Sri Lanka Treasury Bill, 0.00%, 2/15/13	LKR	659,700	4,910,887
Sri Lanka Treasury Bill, 0.00%, 2/22/13	LKR	1,827,000	13,567,842
Sri Lanka Treasury Bill, 0.00%, 3/1/13	LKR	745,000	5,519,097
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	1,422,520	10,512,996
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	1,501,000	11,092,986
Sri Lanka Treasury Bill, 0.00%, 3/22/13	LKR	1,400,000	10,296,860
Sri Lanka Treasury Bill, 0.00%, 3/29/13	LKR	1,643,490	12,058,213
Sri Lanka Treasury Bill, 0.00%, 4/5/13	LKR	181,720	1,329,998
Sri Lanka Treasury Bill, 0.00%, 4/12/13	LKR	264,450	1,930,718
Sri Lanka Treasury Bill, 0.00%, 8/30/13	LKR	105,900	738,300
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	882,170	6,078,519
Sri Lanka Treasury Bill, 0.00%, 10/18/13	LKR	681,000	4,671,263
Sri Lanka Treasury Bill, 0.00%, 10/25/13	LKR	642,000	4,393,846
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	669,390	4,569,053

Total Sri Lanka			$197,808,125

Uganda — 0.1%
Uganda Treasury Bill, 0.00%, 1/25/13	UGX	17,475,000	$6,620,991

Total Uganda			$6,620,991

Uruguay — 0.9%
Monetary Regulation Bill, 0.00%, 11/5/12	UYU	175,309	$8,867,546
Monetary Regulation Bill, 0.00%, 12/7/12	UYU	129,700	6,506,809
Monetary Regulation Bill, 0.00%, 2/15/13	UYU	32,230	1,587,041
Monetary Regulation Bill, 0.00%, 3/22/13(2)	UYU	228,031	11,481,696
Monetary Regulation Bill, 0.00%, 4/26/13(2)	UYU	239,122	12,020,444
Monetary Regulation Bill, 0.00%, 5/31/13(2)	UYU	320,125	16,085,597
Monetary Regulation Bill, 0.00%, 7/5/13(2)	UYU	105,642	5,299,647

Total Uruguay			$61,848,780

Total Foreign Government Securities (identified cost $1,718,367,632)			$1,725,628,725

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

U.S. Treasury Obligations — 2.1%

Security	Principal Amount (000's omitted)		Value

U.S. Treasury Bill, 0.00%, 11/15/12(10)		$44,420	$44,418,889
U.S. Treasury Bill, 0.00%, 12/13/12(10)		100,000	99,989,500
U.S. Treasury Bill, 0.00%, 1/17/13(10)		10,000	9,998,240

Total U.S. Treasury Obligations (identified cost $154,402,065)			$154,406,629

Repurchase Agreements — 9.0%

Description	Principal Amount (000's omitted)		Value

Bank of America:
Dated 10/17/12 with a maturity date of 11/9/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 50,014,618, collateralized by EUR 43,520,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $64,756,053.	EUR	50,018	$64,830,199
Dated 10/24/12 with a maturity date of 12/7/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 55,203,624, collateralized by EUR 48,250,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $71,586,329.	EUR	55,210	71,560,489
Dated 10/29/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 24,909,005, collateralized by EUR 20,760,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $32,395,118.	EUR	24,947	32,335,418
Dated 10/30/12 with a maturity date of 11/16/12, an interest rate of 0.12% payable by the Portfolio and repurchase proceeds of EUR 75,354,240, collateralized by EUR 65,620,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $97,639,986.	EUR	75,358	97,675,237
Dated 10/30/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 17,260,981, collateralized by EUR 14,700,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $22,334,861.	EUR	17,287	22,406,794

Description	Principal Amount (000's omitted)		Value

Dated 10/30/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 22,602,767, collateralized by EUR 18,300,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $29,397,741.	EUR	22,637	$29,341,063
Barclays Bank PLC:
Dated 10/24/12 with a maturity date of 11/19/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 56,188,624, collateralized by EUR 48,350,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $72,505,768.	EUR	56,192	72,833,707
Citibank NA:
Dated 10/24/12 with a maturity date of 11/29/12, an interest rate of 0.08% payable by the Portfolio and repurchase proceeds of EUR 89,152,928, collateralized by EUR 77,194,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $115,760,295.	EUR	89,159	115,563,475
Nomura International PLC:
Dated 10/15/12 with a maturity date of 11/8/12, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of EUR 14,738,132, collateralized by EUR 15,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $19,391,430.	EUR	14,739	19,104,572
Dated 10/17/12 with a maturity date of 11/12/12, an interest rate of 0.06% payable by the Portfolio and repurchase proceeds of EUR 65,077,664, collateralized by EUR 57,600,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $84,204,239.	EUR	65,080	84,353,749
Dated 10/24/12 with a maturity date of 1/28/13, an interest rate of 0.07% payable by the Portfolio and repurchase proceeds of EUR 31,015,275, collateralized by EUR 30,900,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $40,372,198.	EUR	31,021	40,207,545

Total Repurchase Agreements (identified cost $652,074,955)			$650,212,248

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Other — 5.0%

Description	Interest (000's omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(12)	$357,358	$357,358,168

Total Other (identified cost $357,358,168)		$357,358,168

Total Short-Term Investments (identified cost $2,882,202,820)		$2,887,605,770

Total Investments — 107.9% (identified cost $7,606,077,584)		$7,795,885,887

Currency Call Options Written — (0.1)%

Description	Counterparty	Principal Amount of Contracts (000's omitted)		Strike Price	Expiration Date	Value

Indian Rupee	Bank of America		INR 3,643,326	INR 54.00	8/12/13	$(1,228,552)
Indian Rupee	Citibank NA	INR	3,463,398	INR 54.00	8/12/13	(1,167,879)
Indian Rupee	Deutsche Bank	INR	1,861,654	INR 54.00	8/12/13	(627,761)
Indian Rupee	Goldman Sachs International	INR	3,432,000	INR 55.00	8/16/13	(1,586,714)
Indian Rupee	HSBC Bank USA	INR	3,780,918	INR 54.00	8/12/13	(1,274,948)
Indian Rupee	JPMorgan Chase Bank	INR	2,185,000	INR 55.00	8/19/13	(1,011,570)
Indian Rupee	Nomura International PLC	INR	3,780,918	INR 54.00	8/12/13	(1,274,948)
Indian Rupee	Standard Chartered Bank		INR 1,734,786	INR 54.00	8/12/13	(584,980)

Total Currency Call Options Written (premiums received $17,480,978)						$(8,757,352)

Currency Put Options Written — (0.0)%(3)

Description	Counterparty	Principal Amount of Contracts (000's omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Bank of America	INR 2,317,250	INR 65.00	7/1/13	$(164,893)
Indian Rupee	Goldman Sachs International	INR 1,930,500	INR 65.00	7/1/13	(137,373)
Indian Rupee	HSBC Bank USA	INR 2,323,200	INR 64.00	7/3/13	(209,842)

Description	Counterparty	Principal Amount of Contracts (000's omitted)	Strike Price	Expiration Date	Value

Indian Rupee	JPMorgan Chase Bank	INR 1,980,800	INR 64.00	7/3/13	$(178,915)
Indian Rupee	Standard Chartered Bank	INR 1,318,400	INR 64.00	7/3/13	(119,084)

Total Currency Put Options Written (premiums received $4,089,906)					$(810,107)

Other Assets, Less Liabilities — (7.8)%					$(565,978,740)

Net Assets — 100.0%					$7,220,339,688

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Corp.
MLMT	–	Merrill Lynch Mortgage Trust
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
BRL	–	Brazilian Real
CNH	–	Yuan Offshore Renminbi
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
HKD	–	Hong Kong Dollar
INR	–	Indian Rupee
KRW	–	South Korean Won
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
UYU	–	Uruguayan Peso

(1)

Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $102,623,903 or 1.4% of the Portfolio's net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Amount is less than 0.05%.

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

(4)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(6)	Floating-rate security.

(7)	Weighted average fixed-rate coupon that changes/updates monthly.

(8)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(9)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts and/or securities sold short.

(11)	Non-income producing.

(12)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Securities Sold Short — (9.9)%

Foreign Government Bonds — (8.9)%

Security		Principal Amount (000's omitted)	Value

Belgium — (1.2)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(57,600)	$(83,943,446)

Total Belgium			$(83,943,446)

France — (5.8)%
Government of France, 3.75%, 4/25/17	EUR	(109,140)	$(159,634,629)
Government of France, 3.75%, 10/25/19	EUR	(48,250)	(71,541,352)
Government of France, 4.00%, 10/25/38	EUR	(125,544)	(188,141,235)

Total France			$(419,317,216)

Germany — (0.5)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(30,900)	$(40,258,080)

Total Germany			$(40,258,080)

Spain — (0.3)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(19,161,106)

Total Spain			$(19,161,106)

Security		Principal Amount (000's omitted)	Value

Supranational — (1.1)%
European Investment Bank, 3.625%, 1/15/21	EUR	(14,700)	$(21,784,205)
European Investment Bank, 4.25%, 4/15/19	EUR	(20,760)	(31,768,492)
European Investment Bank, 4.625%, 4/15/20	EUR	(18,300)	(28,796,629)

Total Supranational			$(82,349,326)

Total Foreign Government Bonds (proceeds $624,225,765)			$(645,029,174)

Common Stocks — (1.0)%

Security		Shares	Value

China — (1.0)%
Agricultural Bank of China, Ltd., Class H		(43,188,000)	$(18,552,643)
Bank of China, Ltd., Class H		(44,592,000)	(18,268,551)
China Construction Bank Corp., Class H		(24,278,000)	(18,231,548)
Industrial & Commercial Bank of China, Class H		(27,311,000)	(17,984,266)

Total Common Stocks (proceeds $64,332,418)			$(73,037,008)

Total Securities Sold Short (proceeds $688,558,183)			$(718,066,182)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $6,775,117,935)	$6,956,981,494
Affiliated investment, at value (identified cost, $357,358,168)	357,358,168
Precious metals, at value (identified cost, $473,601,481)	481,546,225
Total Investments, at value (identified cost, $7,606,077,584)	$7,795,885,887
Cash	$6,065,763
Restricted cash*	3,646,000
Foreign currency, at value (identified cost, $134,864,078)	135,124,256
Cash collateral for securities sold short	89,218,650
Interest receivable	48,076,125
Interest receivable from affiliated investment	23,835
Receivable for investments sold	152,925,377
Receivable for variation margin on open futures contracts	2,179
Receivable for open forward foreign currency exchange contracts	39,293,958
Receivable for closed forward foreign currency exchange contracts	6,762,996
Receivable for open swap contracts	63,615,644
Premium paid on open swap contracts	114,087,849
Total assets	$8,454,728,519

Liabilities
Written options outstanding, at value (premiums received, $21,570,884)	$9,567,459
Payable for investments purchased	290,171,413
Payable for open forward commodity contracts	9,488,742
Payable for open forward foreign currency exchange contracts	54,984,708
Payable for closed forward foreign currency exchange contracts	9,416,861
Payable for open swap contracts	100,580,771
Premium payable on open swap contracts	282,183
Premium received on open swap contracts	23,842,996
Payable for securities sold short, at value (proceeds, $688,558,183)	718,066,182
Payable to affiliates:
Investment adviser fee	3,199,363
Trustees' fees	5,667
Interest payable	14,123,227
Accrued expenses	659,259
Total liabilities	$1,234,388,831
Net Assets applicable to investors' interest in Portfolio	$7,220,339,688

Sources of Net Assets
Investors' capital	$7,120,543,371
Net unrealized appreciation	99,796,317
Total	$7,220,339,688

*	Represents restricted cash as collateral for open financial contracts.

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $1,254,174)	$384,093,122
Dividends (net of foreign taxes, $56,677)	869,200
Interest allocated from affiliated investment	387,073
Expenses allocated from affiliated investment	(54,619)
Total investment income	$385,294,776

Expenses
Investment adviser fee	$39,782,114
Trustees' fees and expenses	69,458
Custodian fee	6,516,473
Legal and accounting services	545,291
Interest expense	1,203,196
Interest and dividends on securities sold short	22,632,627
Miscellaneous	423,393
Total expenses	$71,172,552
Deduct —
Reduction of custodian fee	$5,990
Total expense reductions	$5,990

Net expenses	$71,166,562

Net investment income	$314,128,214

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(241,840,875)
Investment transactions allocated from affiliated investment	7,160
Securities sold short	1,520,264
Futures contracts	(40,528,590)
Swap contracts	(15,240,766)
Forward commodity contracts	(4,898,042)
Foreign currency and forward foreign currency exchange contract transactions	246,628,802
Net realized loss	$(54,352,047)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $2,775,013 from precious metals)	$176,092,641
Written options	12,003,425
Securities sold short	(39,246,938)
Futures contracts	(1,301,770)
Swap contracts	(86,079,973)
Forward commodity contracts	5,219,655
Foreign currency and forward foreign currency exchange contracts	(73,428,179)
Net change in unrealized appreciation (depreciation)	$(6,741,139)

Net realized and unrealized loss	$(61,093,186)

Net increase in net assets from operations	$253,035,028

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$314,128,214	$286,262,848
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(54,352,047)	(163,522,030)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(6,741,139)	(48,145,524)
Net increase in net assets from operations	$253,035,028	$74,595,294
Capital transactions —
Contributions	$657,956,383	$743,671,640
Withdrawals	(1,728,829,247)	(1,787,114,297)
Net decrease in net assets from capital transactions	$(1,070,872,864)	$(1,043,442,657)

Net decrease in net assets	$(817,837,836)	$(968,847,363)

Net Assets
At beginning of year	$8,038,177,524	$9,007,024,887
At end of year	$7,220,339,688	$8,038,177,524

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012		2011		2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.93	%(2)	0.75	%(2)	0.57%	0.72%	0.63%
Net investment income	4.10%		3.22%		2.67%	4.93%	5.25%
Portfolio Turnover	39%		33%		19%	25%	26%

Total Return	3.46%		0.79%		5.31%	12.10%	2.97%

Net assets, end of year (000's omitted)	$7,220,340		$8,038,178		$9,007,025	$1,319,026	$845,021

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense primarily on securities sold short of 0.30% and 0.11% for the years ended October 31, 2012 and 2011, respectively.

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Strategic Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 89.9%, 7.1%, 1.2%, 1.5% and less than 0.1%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $532,519,564 or 7.4% of the Portfolio's consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the

34

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries' tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio's Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

35

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap

36

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

S  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security during the term of the agreement. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Fund.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.520% from $2 billion but less than $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio's average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary's average daily net assets to determine the amount of the investment adviser fee. The Portfolio

37

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $39,782,114 or 0.52% of the Portfolio's consolidated average daily net assets.

Trustees and officers of the Portfolio who are members of EVM's or BMR's organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,954,260,461	$1,436,068,150
U.S. Government and Agency Securities	891,000,556	430,509,091

	$2,845,261,017	$1,866,577,241

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,627,859,664

Gross unrealized appreciation	$274,340,474
Gross unrealized depreciation	(106,314,251)

Net unrealized appreciation	$168,026,223

The net unrealized depreciation on written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2012 on a federal income tax basis was $38,386,696.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Commodity Contracts(1)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Depreciation

12/27/12	Gold 99,393 Troy Ounces	United States Dollar 163,352,864	Citibank NA	$(7,850,531)
12/27/12	Gold 29,799 Troy Ounces	United States Dollar 49,690,762	Merrill Lynch International	(1,638,211)

				$(9,488,742)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

38

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/5/12	New Taiwan Dollar 1,031,496,000	United States Dollar 34,469,373	Australia and New Zealand Banking Group Limited	$(846,274)
11/5/12	New Taiwan Dollar 770,148,000	United States Dollar 25,735,940	Citibank NA	(631,855)
11/5/12	New Taiwan Dollar 864,244,000	United States Dollar 28,880,334	JPMorgan Chase Bank	(709,054)
11/5/12	New Taiwan Dollar 999,800,000	United States Dollar 33,409,076	Nomura International PLC	(821,386)
11/7/12	New Turkish Lira 104,378,599	United States Dollar 56,440,974	Barclays Bank PLC	(1,744,361)
11/7/12	New Turkish Lira 50,000,000	United States Dollar 25,477,707	JPMorgan Chase Bank	(2,394,546)
11/7/12	Philippine Peso 74,052,000	United States Dollar 1,793,504	Standard Chartered Bank	(4,151)
11/8/12	Chilean Peso 1,984,800,000	United States Dollar 4,176,240	Bank of Nova Scotia	52,323
11/8/12	Euro 2,368,000	United States Dollar 3,265,657	JPMorgan Chase Bank	196,215
11/8/12	Serbian Dinar 102,425,000	Euro 917,376	Citibank NA	21,842
11/8/12	Serbian Dinar 74,149,000	Euro 648,156	Citibank NA	(4,881)
11/8/12	Serbian Dinar 570,400,000	Euro 5,000,000	Citibank NA	(19,419)
11/8/12	Serbian Dinar 96,955,000	Euro 848,993	Deutsche Bank	(4,458)
11/8/12	South African Rand 396,504,559	United States Dollar 47,778,541	Standard Bank	2,088,453
11/8/12	South African Rand 883,228,210	United States Dollar 106,487,450	Standard Chartered Bank	4,711,129
11/13/12	Polish Zloty 106,955,461	Euro 26,019,111	Barclays Bank PLC	259,786
11/15/12	Euro 7,010,000	United States Dollar 9,513,832	Goldman Sachs International	426,796
11/15/12	Japanese Yen 13,029,000,000	United States Dollar 166,440,981	Goldman Sachs International	3,214,941
11/16/12	New Taiwan Dollar 1,200,760,000	United States Dollar 40,116,264	BNP Paribas SA	(1,018,265)
11/16/12	New Taiwan Dollar 1,086,403,000	United States Dollar 36,289,642	JPMorgan Chase Bank	(927,350)
11/16/12	New Taiwan Dollar 1,153,169,000	United States Dollar 38,519,858	Nomura International PLC	(984,341)
11/19/12	Euro 61,070,000	United States Dollar 80,193,460	Goldman Sachs International	1,025,896
11/19/12	Singapore Dollar 39,752,000	United States Dollar 32,294,019	Goldman Sachs International	(294,344)

39

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/20/12	Euro 140,997,465	United States Dollar 173,568,744	Australia and New Zealand Banking Group Limited	$(9,213,687)
11/20/12	Euro 98,224,614	United States Dollar 121,498,473	Bank of America	(5,835,261)
11/20/12	Euro 202,820,027	United States Dollar 249,230,320	Goldman Sachs International	(13,695,950)
11/22/12	Serbian Dinar 481,500,000	Euro 4,220,722	Citibank NA	4,196
11/22/12	Serbian Dinar 328,170,000	Euro 2,872,888	Citibank NA	(2,037)
11/22/12	Serbian Dinar 575,000,000	Euro 5,000,000	Deutsche Bank	(47,262)
11/23/12	Euro 3,672,000	United States Dollar 4,989,918	Credit Suisse International	229,586
11/28/12	British Pound Sterling 2,834,615	United States Dollar 4,496,579	State Street Bank and Trust Co.	(77,375)
11/29/12	Euro 9,109,000	United States Dollar 12,222,456	Standard Chartered Bank	413,055
11/29/12	Malaysian Ringgit 38,170,000	United States Dollar 12,370,766	Goldman Sachs International	(137,175)
12/3/12	New Zealand Dollar 116,495,864	United States Dollar 96,244,806	Australia and New Zealand Banking Group Limited	627,306
12/3/12	New Zealand Dollar 392,136,985	United States Dollar 324,356,107	Goldman Sachs International	2,497,831
12/4/12	Brazilian Real 262,589,000	United States Dollar 128,663,335	BNP Paribas SA	(106,104)
12/7/12	New Taiwan Dollar 480,127,000	United States Dollar 16,106,240	Barclays Bank PLC	(358,456)
12/7/12	New Taiwan Dollar 530,693,000	United States Dollar 17,805,502	Nomura International PLC	(393,222)
12/10/12	Euro 142,410,331	United States Dollar 185,560,662	Deutsche Bank	909,807
12/11/12	Euro 17,956,785	United States Dollar 22,934,047	Deutsche Bank	(349,212)
12/11/12	Euro 262,281,615	United States Dollar 334,975,587	Goldman Sachs International	(5,105,932)
12/17/12	Australian Dollar 204,764,000	United States Dollar 208,860,304	Deutsche Bank	(2,926,027)
12/24/12	New Taiwan Dollar 1,040,866,200	United States Dollar 35,574,223	Australia and New Zealand Banking Group Limited	(140,373)
12/24/12	New Taiwan Dollar 1,301,082,750	United States Dollar 44,463,220	Citibank NA	(180,025)
12/24/12	New Taiwan Dollar 1,127,605,050	United States Dollar 38,534,791	Nomura International PLC	(156,022)
1/18/13	Sri Lankan Rupee 1,483,200,000	United States Dollar 12,360,000	HSBC Bank USA	1,227,524

40

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

1/24/13	Euro 7,340,000	United States Dollar 9,577,966	Standard Chartered Bank	$56,229
1/25/13	Ugandan Shilling 16,770,000,000	United States Dollar 6,271,503	Citibank NA	1,729
1/31/13	Euro 3,436,000	United States Dollar 4,523,425	State Street Bank and Trust Co.	65,827
2/1/13	Sri Lankan Rupee 5,000,000,000	United States Dollar 39,984,006	HSBC Bank USA	2,598,288
2/7/13	Euro 3,637,000	United States Dollar 4,831,991	Standard Chartered Bank	113,326
2/15/13	Sri Lankan Rupee 659,700,000	United States Dollar 5,229,489	Standard Chartered Bank	315,228
2/22/13	Sri Lankan Rupee 1,827,000,000	United States Dollar 14,517,282	Standard Chartered Bank	932,769
2/28/13	Euro 6,953,000	United States Dollar 9,312,327	Standard Chartered Bank	289,685
3/7/13	Euro 5,000,000	United States Dollar 6,574,900	State Street Bank and Trust Co.	86,165
3/8/13	Sri Lankan Rupee 1,422,520,000	United States Dollar 10,980,471	HSBC Bank USA	442,523
3/14/13	Euro 7,111,000	United States Dollar 9,302,112	Deutsche Bank	73,228
3/28/13	Euro 7,396,000	United States Dollar 9,897,105	JPMorgan Chase Bank	297,077
4/4/13	Euro 7,050,000	United States Dollar 9,426,449	Barclays Bank PLC	274,928

				$(25,675,117)

Forward Foreign Currency Exchange Contracts

Purchases

Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/7/12	New Turkish Lira 82,014,038	United States Dollar 44,512,368	Deutsche Bank	$1,205,952
11/9/12	Peruvian New Sol 58,175,650	United States Dollar 22,381,276	Standard Chartered Bank	63,120
11/13/12	Polish Zloty 205,774,000	Euro 50,060,577	JPMorgan Chase Bank	(502,175)
11/13/12	South Korean Won 50,569,365,000	United States Dollar 44,435,100	HSBC Bank USA	1,909,164
11/13/12	South Korean Won 23,662,735,000	United States Dollar 20,792,351	Nomura International PLC	893,348

41

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/15/12	Indian Rupee 1,355,196,000	United States Dollar 24,238,884	Goldman Sachs International	$886,381
11/15/12	Indian Rupee 1,656,349,000	United States Dollar 29,619,975	Standard Chartered Bank	1,088,651
11/15/12	Yuan Offshore Renminbi 273,697,000	United States Dollar 43,368,246	Australia and New Zealand Banking Group Limited	440,967
11/15/12	Yuan Offshore Renminbi 275,663,000	United States Dollar 43,679,765	Bank of America	444,135
11/15/12	Yuan Offshore Renminbi 310,852,000	United States Dollar 49,254,025	Deutsche Bank	502,391
11/19/12	Hong Kong Dollar 563,043,463	United States Dollar 72,636,711	Goldman Sachs International	15,903
11/19/12	Indian Rupee 1,814,497,000	United States Dollar 34,588,201	Deutsche Bank	(974,858)
11/19/12	Indian Rupee 764,508,000	United States Dollar 14,573,161	Standard Chartered Bank	(410,740)
11/19/12	Philippine Peso 990,188,000	United States Dollar 23,929,723	Australia and New Zealand Banking Group Limited	117,001
11/19/12	Singapore Dollar 218,540,000	United States Dollar 177,758,618	Standard Chartered Bank	1,398,678
11/19/12	Yuan Offshore Renminbi 173,486,000	United States Dollar 27,611,969	Goldman Sachs International	148,836
11/19/12	Yuan Offshore Renminbi 191,748,000	United States Dollar 30,506,404	Standard Chartered Bank	176,642
11/20/12	Indian Rupee 2,226,400,000	United States Dollar 41,145,814	Deutsche Bank	89,604
11/20/12	Indian Rupee 1,655,726,000	United States Dollar 30,593,607	Goldman Sachs International	72,291
11/20/12	Yuan Offshore Renminbi 233,189,000	United States Dollar 37,099,515	Bank of America	212,073
11/20/12	Yuan Offshore Renminbi 222,084,000	United States Dollar 35,332,750	Barclays Bank PLC	201,974
11/20/12	Yuan Offshore Renminbi 226,974,000	United States Dollar 36,090,634	Citibank NA	226,518
11/21/12	South Korean Won 54,985,558,000	United States Dollar 48,537,369	Standard Chartered Bank	1,835,051
11/26/12	Swedish Krona 412,556,000	Euro 48,441,966	Barclays Bank PLC	(646,461)
11/26/12	Swedish Krona 140,300,000	Euro 16,475,064	Credit Suisse International	(221,350)
11/26/12	Swedish Krona 412,555,500	Euro 48,442,476	Deutsche Bank	(647,198)
11/27/12	Polish Zloty 266,423,945	Euro 64,604,851	HSBC Bank USA	(528,374)
11/29/12	South Korean Won 54,982,008,000	United States Dollar 49,616,034	Standard Chartered Bank	734,088

42

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

12/3/12	Georgian Lari 1,704,400	United States Dollar 1,000,000	Liberty Bank	$23,861
12/10/12	South African Rand 43,450,431	United States Dollar 5,079,493	Credit Suisse International	(96,211)
12/10/12	South African Rand 8,000,000	United States Dollar 930,406	Deutsche Bank	(12,895)
12/14/12	Hungarian Forint 888,740,995	United States Dollar 3,733,422	Goldman Sachs International	310,746
12/14/12	Hungarian Forint 380,467,510	United States Dollar 1,658,605	Goldman Sachs International	72,691
12/17/12	South Korean Won 43,744,714,000	United States Dollar 39,217,100	Deutsche Bank	806,610
12/17/12	South Korean Won 9,971,177,650	United States Dollar 8,939,153	Goldman Sachs International	183,859
12/17/12	South Korean Won 18,462,042,350	United States Dollar 16,547,497	Standard Chartered Bank	344,131
1/14/13	Indian Rupee 982,902,000	United States Dollar 18,327,466	Deutsche Bank	(291,965)
1/14/13	Indian Rupee 1,007,965,000	United States Dollar 18,798,303	Goldman Sachs International	(302,915)
1/29/13	Indian Rupee 927,500,000	United States Dollar 17,033,976	Citibank NA	(53,299)
1/29/13	Indian Rupee 995,000,000	United States Dollar 18,277,002	Deutsche Bank	(60,535)
1/30/13	Yuan Renminbi 213,912,413	United States Dollar 33,970,528	BNP Paribas SA	(5,639)
1/30/13	Yuan Renminbi 179,341,650	United States Dollar 28,485,014	Citibank NA	(9,251)
1/30/13	Yuan Renminbi 192,889,000	United States Dollar 30,631,888	Standard Chartered Bank	(5,085)
1/31/13	Norwegian Krone 454,683,037	Euro 60,772,284	Barclays Bank PLC	648,792
1/31/13	Norwegian Krone 454,683,038	Euro 60,785,690	Deutsche Bank	631,401
1/31/13	Peruvian New Sol 131,177,650	United States Dollar 50,230,768	Deutsche Bank	141,966
2/19/13	Indian Rupee 1,209,523,000	United States Dollar 22,519,512	Bank of America	(446,952)
2/19/13	Indian Rupee 1,683,415,000	United States Dollar 31,348,510	Citibank NA	(627,905)
2/28/13	Georgian Lari 1,700,900	United States Dollar 1,000,000	Liberty Bank	13,445
5/31/13	Georgian Lari 1,671,400	United States Dollar 1,000,000	Liberty Bank	(10,719)
9/3/13	Georgian Lari 1,697,200	United States Dollar 1,000,000	Liberty Bank	(1,376)

				$9,984,367

43

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

11/12	599 CAC 40 Index	Short	$(27,270,821)	$(26,591,477)	$679,344
11/12	1,896 Hang Seng H-Shares	Long	129,884,726	129,747,561	(137,165)
12/12	741 Dow Jones Euro Stoxx 50 Index	Short	(24,347,323)	(24,049,585)	297,738
12/12	2,453 Euro-Bobl	Short	(399,437,334)	(400,070,757)	(633,423)
12/12	17 Euro-Bund	Short	(3,076,417)	(3,121,854)	(45,437)
12/12	169 Euro-Schatz	Short	(24,268,466)	(24,248,752)	19,714
12/12	389 Gold	Short	(61,493,120)	(66,872,990)	(5,379,870)
12/12	144 Japan 10-Year Bond	Short	(259,580,568)	(260,202,932)	(622,364)
12/12	2,844 U.S. 5-Year Treasury Note	Short	(353,078,155)	(353,367,000)	(288,845)
12/12	3,511 U.S. 10-Year Treasury Note	Short	(466,469,266)	(467,072,719)	(603,453)
12/12	1,518 U.S. 30-Year Treasury Bond	Short	(227,750,967)	(226,656,375)	1,094,592
1/13	1,072 Platinum	Long	89,323,572	84,527,200	(4,796,372)

					$(10,415,541)

CAC 40 Index:  Cotation Assistée en Continu Index comprised of the 40 largest companies listed on the Paris Bourse Exchange.

Dow Jones Euro Stoxx 50 Index:  Market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Hang Seng H-Shares:  Hang Seng China Enterprises Index comprised of H-Shares listed on the Hong Kong Stock Exchange.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
Counterparty	Notional Amount (000's omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 589,390	Receives	6-month HUF BUBOR	7.32%	12/16/16	$(222,438)
Bank of America	HUF 1,166,000	Pays	6-month HUF BUBOR	6.99	12/19/16	272,273
Bank of America	HUF 1,166,000	Receives	6-month HUF BUBOR	7.29	12/19/16	(439,115)
Bank of America	HUF 1,018,000	Pays	6-month HUF BUBOR	6.97	12/20/16	179,013
Bank of America	HUF 1,018,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(393,504)

44

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000's omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 1,345,000	Pays	6-month HUF BUBOR	6.91%	12/21/16	$229,425
Bank of America	HUF 1,345,000	Receives	6-month HUF BUBOR	7.37	12/21/16	(528,397)
Bank of America	HUF 406,800	Receives	6-month HUF BUBOR	7.32	12/22/16	(155,570)
Bank of America	HUF 867,000	Receives	6-month HUF BUBOR	7.93	1/10/17	(439,208)
Bank of America	HUF 2,415,000	Pays	6-month HUF BUBOR	6.95	1/17/17	488,548
Bank of America	HUF 2,415,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(1,214,936)
Bank of America	NZD 27,793	Pays	3-month NZD Bank Bill	3.78	10/30/22	176,081
Bank of America	PLN 31,619	Pays	6-month PLN WIBOR	4.34	7/30/17	35,090
Bank of America	PLN 30,671	Pays	6-month PLN WIBOR	4.31	8/10/17	24,670
Bank of America	PLN 59,500	Pays	6-month PLN WIBOR	4.35	8/23/17	84,896
Bank of America	PLN 23,960	Pays	6-month PLN WIBOR	4.30	9/18/17	25,439
Barclays Bank PLC	PLN 132,540	Pays	6-month PLN WIBOR	4.43	7/27/17	312,826
Barclays Bank PLC	PLN 66,483	Pays	6-month PLN WIBOR	4.32	8/2/17	56,476
Barclays Bank PLC	PLN 28,300	Pays	6-month PLN WIBOR	4.35	8/27/17	40,855
BNP Paribas SA	PLN 69,044	Pays	6-month PLN WIBOR	4.25	8/7/17	(7,672)
Citibank NA	NZD 32,614	Pays	3-month NZD Bank Bill	3.78	10/30/22	206,621
Citibank NA	PLN 60,754	Pays	6-month PLN WIBOR	4.33	7/30/17	65,304
Citibank NA	PLN 41,457	Pays	6-month PLN WIBOR	4.31	8/2/17	32,317
Citibank NA	PLN 9,684	Pays	6-month PLN WIBOR	4.24	8/7/17	(1,752)
Citibank NA	PLN 29,987	Pays	6-month PLN WIBOR	4.30	8/10/17	19,916
Citibank NA	PLN 26,940	Pays	6-month PLN WIBOR	4.40	8/20/17	58,315
Citibank NA	PLN 31,670	Pays	6-month PLN WIBOR	4.30	9/18/17	33,624
Credit Suisse International	HUF 1,839,440	Pays	6-month HUF BUBOR	6.93	12/16/16	410,432
Credit Suisse International	HUF 1,839,440	Receives	6-month HUF BUBOR	7.32	12/16/16	(706,873)
Credit Suisse International	HUF 440,700	Pays	6-month HUF BUBOR	6.98	12/22/16	79,381
Credit Suisse International	HUF 440,700	Receives	6-month HUF BUBOR	7.29	12/22/16	(165,870)
Credit Suisse International	HUF 326,000	Pays	6-month HUF BUBOR	6.99	12/27/16	60,076
Credit Suisse International	HUF 326,000	Receives	6-month HUF BUBOR	7.38	12/27/16	(128,888)
Credit Suisse International	HUF 2,500,000	Receives	6-month HUF BUBOR	7.92	1/11/17	(1,261,551)
Credit Suisse International	HUF 1,437,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(641,948)
Credit Suisse International	HUF 1,258,000	Pays	6-month HUF BUBOR	7.10	1/17/17	277,386
Credit Suisse International	HUF 1,258,000	Receives	6-month HUF BUBOR	7.83	1/17/17	(612,640)
Credit Suisse International	HUF 2,183,000	Pays	6-month HUF BUBOR	5.87	1/20/17	(17,073)
Credit Suisse International	HUF 2,183,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(1,028,111)
Credit Suisse International	PLN 33,910	Pays	6-month PLN WIBOR	4.40	8/20/17	73,402
Credit Suisse International	USD 28,419	Receives	3-month USD-LIBOR-BBA	1.81	10/23/22	(189,522)
Deutsche Bank	HUF 2,396,050	Pays	6-month HUF BUBOR	7.01	1/19/17	496,486
Deutsche Bank	HUF 2,396,050	Receives	6-month HUF BUBOR	7.98	1/19/17	(1,238,958)
Deutsche Bank	NZD 44,566	Pays	3-month NZD Bank Bill	3.79	10/30/22	321,103
Deutsche Bank	PLN 35,927	Pays	6-month PLN WIBOR	4.34	7/30/17	42,389
Deutsche Bank	PLN 102,951	Pays	6-month PLN WIBOR	4.36	8/1/17	146,715
Deutsche Bank	PLN 60,960	Pays	6-month PLN WIBOR	4.28	8/6/17	18,650
Deutsche Bank	PLN 43,382	Pays	6-month PLN WIBOR	4.24	8/7/17	(7,847)
Deutsche Bank	PLN 34,120	Pays	6-month PLN WIBOR	4.33	8/17/17	35,765

45

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000's omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Goldman Sachs International	PLN 20,449	Pays	6-month PLN WIBOR	4.35%	8/1/17	$25,703
JPMorgan Chase Bank	HUF 6,015,000	Pays	6-month HUF BUBOR	6.93	12/19/16	1,356,978
JPMorgan Chase Bank	HUF 6,015,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(2,198,544)
JPMorgan Chase Bank	HUF 2,068,000	Pays	6-month HUF BUBOR	6.94	12/20/16	363,709
JPMorgan Chase Bank	HUF 2,068,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(800,290)
JPMorgan Chase Bank	HUF 2,409,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(943,044)
JPMorgan Chase Bank	HUF 2,292,500	Pays	6-month HUF BUBOR	6.99	12/22/16	543,329
JPMorgan Chase Bank	HUF 2,292,500	Receives	6-month HUF BUBOR	7.30	12/22/16	(867,465)
JPMorgan Chase Bank	HUF 1,956,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(769,386)
JPMorgan Chase Bank	HUF 2,671,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(1,257,941)
JPMorgan Chase Bank	PLN 26,580	Pays	6-month PLN WIBOR	4.33	8/17/17	27,862
JPMorgan Chase Bank	PLN 57,360	Pays	6-month PLN WIBOR	4.25	10/8/17	24,226
Morgan Stanley & Co. International PLC	HUF 2,507,000	Pays	6-month HUF BUBOR	6.94	12/19/16	567,959
Morgan Stanley & Co. International PLC	HUF 2,507,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(928,547)
Morgan Stanley & Co. International PLC	HUF 1,035,000	Pays	6-month HUF BUBOR	7.02	12/20/16	189,016
Morgan Stanley & Co. International PLC	HUF 1,035,000	Receives	6-month HUF BUBOR	7.36	12/20/16	(404,247)
Nomura International PLC	HUF 1,713,000	Pays	6-month HUF BUBOR	6.99	12/21/16	405,008
Nomura International PLC	HUF 1,713,000	Receives	6-month HUF BUBOR	7.39	12/21/16	(679,878)

						$(10,443,951)

HUF	–	Hungarian Forint
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
USD	–	United States Dollar

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Argentina	Bank of America	$18,980	5.00	%(1)	6/20/13	29.91%	$(2,572,223)	$(79,261)	$(2,651,484)
Argentina	Bank of America	19,081	5.00	(1)	6/20/13	29.91	(2,585,829)	(108,575)	(2,694,404)
Argentina	Bank of America	19,202	5.00	(1)	6/20/13	29.91	(2,602,322)	(105,771)	(2,708,093)
Argentina	Bank of America	37,961	5.00	(1)	6/20/13	29.91	(5,144,460)	(153,948)	(5,298,408)
Argentina	Bank of America	115,016	5.00	(1)	6/20/13	29.91	(15,587,045)	(204,499)	(15,791,544)
Argentina	Credit Suisse International	19,169	5.00	(1)	6/20/13	29.91	(2,597,795)	(34,083)	(2,631,878)
Argentina	Credit Suisse International	18,925	5.00	(1)	6/20/13	29.91	(2,564,729)	(79,242)	(2,643,971)
Argentina	Credit Suisse International	19,049	5.00	(1)	6/20/13	29.91	(2,581,533)	(79,761)	(2,661,294)

46

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Argentina	Credit Suisse International	$19,361	5.00	%(1)	6/20/13	29.91%	$(2,623,816)	$(57,555)	$(2,681,371)
Argentina	Deutsche Bank	10,128	5.00	(1)	6/20/13	29.91	(1,372,608)	(42,386)	(1,414,994)
Argentina	Deutsche Bank	16,380	5.00	(1)	6/20/13	29.91	(2,219,829)	(63,774)	(2,283,603)
Argentina	Deutsche Bank	19,049	5.00	(1)	6/20/13	29.91	(2,581,533)	(79,761)	(2,661,294)
Argentina	Deutsche Bank	19,081	5.00	(1)	6/20/13	29.91	(2,585,816)	(108,574)	(2,694,390)
Poland	Bank of America	32,910	1.00	(1)	9/20/17	0.85	268,995	1,464,846	1,733,841
Poland	Bank of America	16,600	1.00	(1)	9/20/17	0.85	135,683	496,596	632,279
Poland	Barclays Bank PLC	17,300	1.00	(1)	9/20/17	0.85	141,404	860,261	1,001,665
Poland	Barclays Bank PLC	8,610	1.00	(1)	9/20/17	0.85	70,375	253,695	324,070
Poland	Citibank NA	92,570	1.00	(1)	9/20/17	0.85	756,636	2,352,873	3,109,509
Poland	Credit Suisse International	28,990	1.00	(1)	9/20/17	0.85	236,955	1,379,101	1,616,056
Poland	Deutsche Bank	18,400	1.00	(1)	9/20/17	0.85	150,395	938,956	1,089,351
Poland	Deutsche Bank	4,750	1.00	(1)	9/20/17	0.85	38,825	131,465	170,290
Poland	Deutsche Bank	7,400	1.00	(1)	6/20/22	1.38	(235,048)	1,215,636	980,588
Poland	Goldman Sachs International	13,760	1.00	(1)	9/20/17	0.85	112,469	396,503	508,972
Poland	JPMorgan Chase Bank	17,700	1.00	(1)	9/20/17	0.85	144,674	496,207	640,881
Poland	JPMorgan Chase Bank	7,900	1.00	(1)	9/20/17	0.85	64,572	240,107	304,679
Poland	Morgan Stanley & Co. International PLC	9,180	1.00	(1)	9/20/17	0.85	75,035	270,738	345,773
South Africa	Bank of America	5,575	1.00	(1)	9/20/15	0.95	14,811	52,554	67,365
South Africa	Bank of America	16,990	1.00	(1)	12/20/15	1.00	19,380	85,890	105,270
South Africa	Bank of America	5,160	1.00	(1)	12/20/15	1.00	5,886	27,340	33,226
South Africa	Bank of America	19,900	1.00	(1)	9/20/17	1.46	(407,698)	637,448	229,750
South Africa	Bank of America	20,830	1.00	(1)	9/20/17	1.46	(426,751)	347,929	(78,822)
South Africa	Bank of America	16,100	1.00	(1)	9/20/17	1.46	(329,846)	239,707	(90,139)
South Africa	Bank of America	29,280	1.00	(1)	9/20/17	1.46	(599,869)	368,224	(231,645)
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	0.88	42,006	231,777	273,783
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/15	0.95	31,880	256,058	287,938
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	1.00	13,699	71,256	84,955
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/15	1.00	8,372	43,183	51,555
South Africa	Barclays Bank PLC	4,000	1.00	(1)	6/20/17	1.40	(66,969)	125,266	58,297
South Africa	Barclays Bank PLC	11,400	1.00	(1)	9/20/17	1.46	(233,567)	283,255	49,688
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/17	1.46	(186,025)	210,390	24,365
South Africa	BNP Paribas SA	19,000	1.00	(1)	9/20/17	1.46	(389,278)	489,241	99,963
South Africa	BNP Paribas SA	9,200	1.00	(1)	9/20/17	1.46	(188,493)	274,120	85,627
South Africa	BNP Paribas SA	16,830	1.00	(1)	9/20/17	1.46	(344,801)	366,653	21,852
South Africa	Citibank NA	5,000	1.00	(1)	6/20/15	0.88	21,004	77,145	98,149
South Africa	Citibank NA	4,600	1.00	(1)	6/20/17	1.40	(77,015)	142,103	65,088

47

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Credit Suisse International	$10,000	1.00	%(1)	6/20/15	0.88%	$42,007	$227,145	$269,152
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/15	0.88	21,003	78,325	99,328
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/15	1.00	11,920	138,003	149,923
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/15	1.00	19,379	100,945	120,324
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/15	1.00	8,829	50,057	58,886
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/17	1.46	(204,874)	347,068	142,194
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/15	0.95	33,208	172,024	205,232
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/15	0.95	14,612	77,885	92,497
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/15	0.95	14,811	55,519	70,330
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/15	0.95	3,853	18,387	22,240
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/15	1.00	14,834	77,160	91,994
South Africa	Deutsche Bank	16,940	1.00	(1)	9/20/17	1.46	(347,056)	602,722	255,666
South Africa	Deutsche Bank	15,200	1.00	(1)	9/20/17	1.46	(311,408)	486,895	175,487
South Africa	Deutsche Bank	9,200	1.00	(1)	9/20/17	1.46	(188,493)	228,592	40,099
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/15	1.00	19,774	107,955	127,729
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/15	1.00	9,148	51,868	61,016
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/17	1.46	(219,009)	361,338	142,329
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/17	1.51	(193,662)	195,329	1,667
South Africa	HSBC Bank USA	9,200	1.00	(1)	9/20/17	1.46	(188,483)	315,116	126,633
South Africa	HSBC Bank USA	9,146	1.00	(1)	9/20/17	1.46	(187,386)	227,250	39,864
South Africa	HSBC Bank USA	7,300	1.00	(1)	12/20/17	1.51	(176,231)	184,732	8,501
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	0.88	21,004	117,045	138,049
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	0.88	21,003	75,965	96,968
South Africa	JPMorgan Chase Bank	9,200	1.00	(1)	9/20/17	1.46	(188,484)	265,868	77,384
South Africa	Morgan Stanley & Co. International PLC	4,400	1.00	(1)	6/20/17	1.40	(73,666)	134,054	60,388
South Africa	Morgan Stanley & Co. International PLC	9,200	1.00	(1)	9/20/17	1.46	(188,484)	261,738	73,254
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/17	1.46	(182,337)	169,828	(12,509)

48

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Nomura International PLC	$4,000	1.00	%(1)	9/20/17	1.46%	$(81,949)	$59,692	$(22,257)
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/17	1.51	(170,631)	175,482	4,851
Spain	Deutsche Bank	3,600	1.00	(1)	3/20/13	1.07	3,243	40,832	44,075
Markit CDX North America High Yield Index	Citibank NA	36,410	5.00	(1)	12/20/17	5.19	(75,975)	22,351	(53,624)
Markit CDX North America High Yield Index	Deutsche Bank	45,020	5.00	(1)	12/20/17	5.19	(93,942)	55,273	(38,669)
Markit CDX North America High Yield Index	JPMorgan Chase Bank	33,020	5.00	(1)	12/20/17	5.19	(68,902)	81,080	12,178

Total		$1,241,828					$(51,634,186)	$19,192,856	$(32,441,330)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$(44,909)	$—	$(44,909)
Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(76,792)	—	(76,792)
Brazil	Bank of America	18,450	1.00	(1)	6/20/20	499,558	(516,488)	(16,930)
Brazil	Bank of America	11,450	1.00	(1)	6/20/20	310,024	(404,441)	(94,417)
Brazil	Bank of America	51,475	1.00	(1)	12/20/20	1,601,919	(1,560,616)	41,303
Brazil	Bank of America	22,575	1.00	(1)	12/20/20	702,473	(669,471)	33,002
Brazil	Bank of America	7,450	1.00	(1)	12/20/20	231,831	(211,354)	20,477
Brazil	Bank of America	3,600	1.00	(1)	12/20/20	112,033	(93,354)	18,679
Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	(197,667)	—	(197,667)
Brazil	Barclays Bank PLC	47,170	1.00	(1)	12/20/20	1,467,852	(1,463,459)	4,393
Brazil	Citibank NA	9,440	1.00	(1)	12/20/20	293,757	(270,950)	22,807

49

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	Credit Suisse International	$20,000	1.00	%(1)	6/20/20	$541,526	$(600,685)	$(59,159)
Brazil	Credit Suisse International	14,225	1.00	(1)	6/20/20	385,161	(593,746)	(208,585)
Brazil	Deutsche Bank	10,600	1.00	(1)	12/20/20	329,876	(205,120)	124,756
Brazil	Deutsche Bank	11,580	1.00	(1)	12/20/20	360,339	(370,763)	(10,424)
Brazil	HSBC Bank USA	14,225	1.00	(1)	6/20/20	385,161	(568,974)	(183,813)
Brazil	HSBC Bank USA	9,710	1.00	(1)	12/20/20	302,149	(278,700)	23,449
Brazil	Standard Chartered Bank	9,440	1.00	(1)	12/20/20	293,747	(270,950)	22,797
Brazil	Standard Chartered Bank	2,700	1.00	(1)	12/20/20	84,025	(65,257)	18,768
China	Bank of America	22,200	1.00	(1)	3/20/17	(455,692)	(581,089)	(1,036,781)
China	Barclays Bank PLC	37,413	1.00	(1)	3/20/17	(768,001)	(891,179)	(1,659,180)
China	Deutsche Bank	13,655	1.00	(1)	3/20/17	(280,292)	(309,120)	(589,412)
China	Deutsche Bank	15,969	1.00	(1)	3/20/17	(327,806)	(361,504)	(689,310)
Colombia	Bank of America	17,400	1.00	(1)	9/20/21	464,238	(694,296)	(230,058)
Colombia	Barclays Bank PLC	20,000	1.00	(1)	6/20/17	(95,533)	(608,612)	(704,145)
Colombia	Barclays Bank PLC	7,300	1.00	(1)	6/20/22	230,025	(410,099)	(180,074)
Colombia	Citibank NA	7,100	1.00	(1)	6/20/22	223,717	(541,225)	(317,508)
Colombia	Deutsche Bank	6,250	1.00	(1)	6/20/22	196,939	(419,095)	(222,156)
Colombia	Deutsche Bank	7,920	1.00	(1)	6/20/22	249,562	(609,103)	(359,541)
Colombia	Deutsche Bank	14,900	1.00	(1)	6/20/22	469,504	(954,734)	(485,230)
Colombia	Goldman Sachs International	7,090	1.00	(1)	6/20/17	(33,866)	(215,753)	(249,619)
Colombia	Goldman Sachs International	13,390	1.00	(1)	9/20/21	357,250	(524,902)	(167,652)
Colombia	Goldman Sachs International	6,900	1.00	(1)	6/20/22	217,415	(525,979)	(308,564)

50

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Colombia	Goldman Sachs International	$7,700	1.00	%(1)	6/20/22	$242,622	$(647,252)	$(404,630)
Colombia	HSBC Bank USA	14,730	1.00	(1)	6/20/17	(70,360)	(454,496)	(524,856)
Colombia	HSBC Bank USA	38,410	1.00	(1)	9/20/21	1,024,792	(1,472,003)	(447,211)
Colombia	Morgan Stanley & Co. International PLC	19,970	1.00	(1)	9/20/21	532,807	(796,845)	(264,038)
Croatia	BNP Paribas SA	2,000	1.00	(1)	12/20/17	138,243	(138,342)	(99)
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	101,987	(102,516)	(529)
Egypt	Bank of America	7,050	1.00	(1)	9/20/15	461,086	(194,740)	266,346
Egypt	Barclays Bank PLC	9,000	1.00	(1)	9/20/15	588,621	(248,605)	340,016
Egypt	Citibank NA	3,050	1.00	(1)	12/20/15	224,032	(128,639)	95,393
Egypt	Citibank NA	4,550	1.00	(1)	6/20/20	904,577	(385,122)	519,455
Egypt	Citibank NA	50	1.00	(1)	6/20/20	9,941	(4,446)	5,495
Egypt	Credit Suisse International	11,000	1.00	(1)	12/20/15	807,986	(434,642)	373,344
Egypt	Deutsche Bank	9,540	1.00	(1)	6/20/15	544,870	(202,500)	342,370
Egypt	Deutsche Bank	710	1.00	(1)	6/20/15	40,551	(23,620)	16,931
Egypt	Deutsche Bank	8,200	1.00	(1)	9/20/15	536,299	(231,268)	305,031
Egypt	Deutsche Bank	4,175	1.00	(1)	9/20/15	273,054	(147,966)	125,088
Egypt	Deutsche Bank	2,855	1.00	(1)	12/20/15	209,709	(109,539)	100,170
Egypt	Deutsche Bank	5,100	1.00	(1)	6/20/20	1,013,923	(383,832)	630,091
Egypt	Deutsche Bank	4,600	1.00	(1)	6/20/20	914,519	(391,207)	523,312
Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/20	904,578	(387,475)	517,103
Egypt	Goldman Sachs International	9,700	1.00	(1)	9/20/15	634,403	(281,914)	352,489
Guatemala	Citibank NA	18,256	1.00	(1)	9/20/20	1,698,563	(1,105,536)	593,027
Hungary	Bank of America	7,800	1.00	(1)	3/20/17	526,932	(1,226,941)	(700,009)
Hungary	Barclays Bank PLC	3,700	1.00	(1)	3/20/17	249,954	(581,961)	(332,007)

51

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Hungary	Barclays Bank PLC	$10,900	1.00	%(1)	3/20/17	$736,353	$(1,720,664)	$(984,311)
Hungary	Deutsche Bank	7,600	1.00	(1)	3/20/17	513,421	(1,190,125)	(676,704)
Hungary	Goldman Sachs International	14,600	1.00	(1)	3/20/17	986,308	(2,277,910)	(1,291,602)
Hungary	HSBC Bank USA	4,100	1.00	(1)	3/20/17	276,977	(644,876)	(367,899)
Lebanon	Barclays Bank PLC	4,200	1.00	(1)	12/20/14	153,932	(138,008)	15,924
Lebanon	Barclays Bank PLC	6,700	1.00	(1)	3/20/15	301,516	(225,321)	76,195
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	220,512	(167,736)	52,776
Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	220,512	(191,846)	28,666
Lebanon	Barclays Bank PLC	5,000	1.00	(1)	12/20/15	348,216	(276,663)	71,553
Lebanon	Citibank NA	4,600	3.30		9/20/14	(70,716)	—	(70,716)
Lebanon	Citibank NA	4,500	1.00	(1)	12/20/14	164,926	(144,895)	20,031
Lebanon	Citibank NA	5,500	1.00	(1)	12/20/14	201,577	(183,451)	18,126
Lebanon	Citibank NA	4,300	1.00	(1)	12/20/14	157,597	(141,294)	16,303
Lebanon	Citibank NA	2,800	1.00	(1)	3/20/15	126,007	(83,883)	42,124
Lebanon	Citibank NA	15,000	1.00	(1)	9/20/15	924,545	(801,094)	123,451
Lebanon	Citibank NA	6,000	1.00	(1)	9/20/15	369,818	(345,022)	24,796
Lebanon	Credit Suisse International	8,800	1.00	(1)	3/20/15	396,021	(295,776)	100,245
Lebanon	Credit Suisse International	4,600	1.00	(1)	3/20/15	207,011	(155,510)	51,501
Lebanon	Credit Suisse International	9,900	1.00	(1)	6/20/15	528,594	(344,489)	184,105
Lebanon	Credit Suisse International	5,000	1.00	(1)	9/20/15	308,182	(267,512)	40,670
Lebanon	Credit Suisse International	22,710	1.00	(1)	12/20/15	1,581,600	(1,271,461)	310,139
Lebanon	Credit Suisse International	8,300	1.00	(1)	12/20/15	578,040	(443,322)	134,718
Lebanon	Credit Suisse International	5,000	1.00	(1)	12/20/15	348,217	(273,387)	74,830
Lebanon	Credit Suisse International	4,450	1.00	(1)	12/20/15	309,913	(237,157)	72,756
Lebanon	Deutsche Bank	6,100	1.00	(1)	3/20/15	274,514	(190,368)	84,146
Lebanon	Deutsche Bank	4,900	1.00	(1)	6/20/15	261,627	(170,503)	91,124
Lebanon	Deutsche Bank	5,000	1.00	(1)	6/20/15	266,966	(176,267)	90,699

52

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Deutsche Bank	$6,700	1.00	%(1)	9/20/15	$412,957	$(319,116)	$93,841
Lebanon	Deutsche Bank	6,890	1.00	(1)	12/20/15	479,842	(382,144)	97,698
Lebanon	Deutsche Bank	5,000	1.00	(1)	12/20/15	348,217	(279,934)	68,283
Lebanon	Deutsche Bank	3,085	1.00	(1)	12/20/15	214,850	(171,810)	43,040
Lebanon	Goldman Sachs International	3,600	1.00	(1)	9/20/15	221,891	(192,609)	29,282
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	180,333	(182,876)	(2,543)
Lebanon	JPMorgan Chase Bank	10,000	5.00	(1)	12/20/17	(454,674)	219,984	(234,690)
Mexico	Bank of America	7,100	1.00	(1)	6/20/22	224,597	(442,865)	(218,268)
Mexico	Bank of America	14,100	1.00	(1)	6/20/22	446,030	(999,283)	(553,253)
Mexico	Barclays Bank PLC	3,900	1.00	(1)	6/20/22	123,366	(289,923)	(166,557)
Mexico	Citibank NA	4,150	1.00	(1)	6/20/22	131,279	(265,807)	(134,528)
Mexico	Deutsche Bank	6,900	1.00	(1)	6/20/22	218,270	(435,666)	(217,396)
Mexico	Deutsche Bank	7,300	1.00	(1)	6/20/22	230,923	(511,802)	(280,879)
Mexico	Deutsche Bank	6,680	1.00	(1)	6/20/22	211,310	(506,186)	(294,876)
Mexico	Deutsche Bank	14,300	1.00	(1)	6/20/22	452,357	(938,301)	(485,944)
Mexico	Goldman Sachs International	6,500	1.00	(1)	6/20/22	205,616	(410,446)	(204,830)
Mexico	Goldman Sachs International	7,060	1.00	(1)	6/20/22	223,331	(537,643)	(314,312)
Philippines	Bank of America	9,300	1.00	(1)	9/20/15	(152,702)	(118,528)	(271,230)
Philippines	Barclays Bank PLC	9,131	1.00	(1)	3/20/15	(145,445)	(126,375)	(271,820)
Philippines	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	(161,747)	(152,944)	(314,691)
Philippines	Citibank NA	10,000	1.00	(1)	6/20/15	(161,747)	(165,966)	(327,713)
Philippines	Deutsche Bank	9,750	1.00	(1)	3/20/15	(155,304)	(146,589)	(301,893)
Philippines	Deutsche Bank	10,000	1.00	(1)	6/20/15	(161,746)	(148,454)	(310,200)

53

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Philippines	Deutsche Bank	$9,500	1.00	%(1)	9/20/15	$(155,987)	$(151,683)	$(307,670)
Philippines	Deutsche Bank	10,000	1.00	(1)	9/20/15	(164,196)	(156,426)	(320,622)
Philippines	Goldman Sachs International	10,000	1.00	(1)	3/20/15	(159,286)	(160,641)	(319,927)
Philippines	Goldman Sachs International	10,000	1.00	(1)	6/20/15	(161,747)	(150,281)	(312,028)
Philippines	Goldman Sachs International	7,200	1.00	(1)	9/20/15	(118,222)	(88,099)	(206,321)
Philippines	HSBC Bank USA	10,000	1.00	(1)	6/20/15	(161,746)	(148,454)	(310,200)
Philippines	HSBC Bank USA	4,400	1.00	(1)	9/20/15	(72,247)	(65,737)	(137,984)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(164,196)	(172,522)	(336,718)
Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(164,196)	(182,671)	(346,867)
Philippines	JPMorgan Chase Bank	10,000	1.00	(1)	6/20/15	(161,747)	(161,355)	(323,102)
Philippines	Standard Chartered Bank	10,000	1.00	(1)	9/20/15	(164,196)	(169,852)	(334,048)
Russia	Bank of America	16,600	1.00	(1)	9/20/17	367,712	(608,104)	(240,392)
Russia	Bank of America	32,210	1.00	(1)	9/20/17	713,495	(1,672,700)	(959,205)
Russia	Barclays Bank PLC	8,610	1.00	(1)	9/20/17	190,723	(307,731)	(117,008)
Russia	Barclays Bank PLC	17,300	1.00	(1)	9/20/17	383,218	(957,691)	(574,473)
Russia	Citibank NA	13,760	1.00	(1)	9/20/17	304,802	(467,636)	(162,834)
Russia	Citibank NA	92,570	1.00	(1)	9/20/17	2,050,456	(2,813,093)	(762,637)
Russia	Credit Suisse International	28,990	1.00	(1)	9/20/17	642,167	(1,517,895)	(875,728)
Russia	Deutsche Bank	4,750	1.00	(1)	9/20/17	105,219	(154,990)	(49,771)
Russia	Deutsche Bank	19,100	1.00	(1)	9/20/17	423,090	(1,057,335)	(634,245)
Russia	Deutsche Bank	7,400	1.00	(1)	6/20/22	655,020	(1,267,898)	(612,878)
Russia	JPMorgan Chase Bank	7,900	1.00	(1)	9/20/17	174,996	(272,020)	(97,024)
Russia	JPMorgan Chase Bank	17,700	1.00	(1)	9/20/17	392,079	(601,733)	(209,654)

54

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Russia	Morgan Stanley & Co. International PLC	$9,180	1.00	%(1)	9/20/17	$203,350	$(320,201)	$(116,851)
South Africa	Bank of America	6,300	1.00	(1)	12/20/19	340,385	(208,497)	131,888
South Africa	Bank of America	5,575	1.00	(1)	9/20/20	362,371	(192,462)	169,909
South Africa	Bank of America	16,990	1.00	(1)	12/20/20	1,163,991	(532,452)	631,539
South Africa	Bank of America	5,160	1.00	(1)	12/20/20	353,513	(177,376)	176,137
South Africa	Bank of America	29,280	1.00	(1)	9/20/22	2,678,134	(2,050,665)	627,469
South Africa	Bank of America	20,830	1.00	(1)	9/20/22	1,905,244	(1,615,658)	289,586
South Africa	Bank of America	16,100	1.00	(1)	9/20/22	1,472,608	(1,192,313)	280,295
South Africa	Bank of America	19,900	1.00	(1)	9/20/22	1,820,240	(1,942,041)	(121,801)
South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	340,416	(241,014)	99,402
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	288,637	(147,506)	141,131
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	288,637	(167,998)	120,639
South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	288,636	(240,325)	48,311
South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	613,974	(693,552)	(79,578)
South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	779,992	(739,792)	40,200
South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	822,809	(374,987)	447,822
South Africa	Barclays Bank PLC	7,340	1.00	(1)	12/20/20	502,866	(242,907)	259,959
South Africa	Barclays Bank PLC	10,850	1.00	(1)	9/20/22	992,442	(909,138)	83,304
South Africa	Barclays Bank PLC	9,080	1.00	(1)	9/20/22	830,515	(816,030)	14,485
South Africa	BNP Paribas SA	16,830	1.00	(1)	9/20/22	1,539,378	(1,426,209)	113,169
South Africa	BNP Paribas SA	10,850	1.00	(1)	9/20/22	992,442	(934,094)	58,348
South Africa	Citibank NA	3,910	1.00	(1)	12/20/19	211,274	(170,065)	41,209
South Africa	Citibank NA	5,300	1.00	(1)	3/20/20	305,955	(244,026)	61,929
South Africa	Citibank NA	4,600	1.00	(1)	3/20/20	265,546	(218,599)	46,947

55

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Citibank NA	$5,000	1.00	%(1)	6/20/20	$306,987	$(252,241)	$54,746
South Africa	Credit Suisse International	5,100	1.00	(1)	3/20/20	294,410	(164,999)	129,411
South Africa	Credit Suisse International	4,600	1.00	(1)	3/20/20	265,546	(181,053)	84,493
South Africa	Credit Suisse International	5,000	1.00	(1)	6/20/20	306,987	(255,088)	51,899
South Africa	Credit Suisse International	10,000	1.00	(1)	6/20/20	613,973	(676,994)	(63,021)
South Africa	Credit Suisse International	16,990	1.00	(1)	12/20/20	1,163,991	(566,109)	597,882
South Africa	Credit Suisse International	10,450	1.00	(1)	12/20/20	715,881	(449,718)	266,163
South Africa	Credit Suisse International	7,740	1.00	(1)	12/20/20	530,270	(271,015)	259,255
South Africa	Credit Suisse International	10,000	1.00	(1)	9/20/22	914,674	(1,013,345)	(98,671)
South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/20	812,492	(560,516)	251,976
South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/20	362,372	(190,723)	171,649
South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/20	357,496	(228,524)	128,972
South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/20	94,257	(60,305)	33,952
South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/20	890,977	(423,177)	467,800
South Africa	Deutsche Bank	15,200	1.00	(1)	9/20/22	1,390,289	(1,474,228)	(83,939)
South Africa	Deutsche Bank	16,940	1.00	(1)	9/20/22	1,549,440	(1,650,060)	(100,620)
South Africa	Goldman Sachs International	17,335	1.00	(1)	12/20/20	1,187,626	(575,464)	612,162
South Africa	Goldman Sachs International	8,020	1.00	(1)	12/20/20	549,453	(270,553)	278,900
South Africa	Goldman Sachs International	10,690	1.00	(1)	9/20/22	977,786	(1,009,119)	(31,333)
South Africa	Goldman Sachs International	8,022	1.00	(1)	12/20/22	758,162	(789,611)	(31,449)
South Africa	HSBC Bank USA	7,300	1.00	(1)	12/20/22	689,925	(690,026)	(101)
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	12/20/19	280,978	(235,846)	45,132
South Africa	JPMorgan Chase Bank	4,590	1.00	(1)	12/20/19	248,018	(249,844)	(1,826)

56

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	JPMorgan Chase Bank	$5,100	1.00	%(1)	3/20/20	$294,409	$(162,097)	$132,312
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	3/20/20	288,637	(164,605)	124,032
South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	3/20/20	300,183	(236,572)	63,611
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	306,986	(246,534)	60,452
South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	306,987	(349,529)	(42,542)
South Africa	Nomura International PLC	8,900	1.00	(1)	9/20/22	814,050	(739,884)	74,166
South Africa	Nomura International PLC	4,000	1.00	(1)	9/20/22	365,866	(306,494)	59,372
South Africa	Nomura International PLC	7,068	1.00	(1)	12/20/22	667,999	(684,685)	(16,686)
Spain	Bank of America	15,000	1.00	(1)	6/20/20	1,992,005	(274,946)	1,717,059
Spain	Bank of America	7,500	1.00	(1)	9/20/20	1,025,065	(455,441)	569,624
Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	1,468,655	(101,048)	1,367,607
Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	1,328,004	(649,646)	678,358
Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	1,013,037	(570,356)	442,681
Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	6,225,543	(3,740,027)	2,485,516
Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	660,018	(390,625)	269,393
Spain	Citibank NA	11,400	1.00	(1)	3/20/20	1,468,654	(230,733)	1,237,921
Spain	Citibank NA	2,500	1.00	(1)	3/20/20	322,073	(104,201)	217,872
Spain	Citibank NA	5,000	1.00	(1)	9/20/20	683,377	(223,111)	460,266
Spain	Deutsche Bank	9,200	1.00	(1)	3/20/20	1,185,230	(175,833)	1,009,397
Spain	Deutsche Bank	13,950	1.00	(1)	6/20/20	1,852,565	(754,404)	1,098,161
Spain	Deutsche Bank	10,000	1.00	(1)	6/20/20	1,328,003	(407,598)	920,405
Spain	Deutsche Bank	23,922	1.00	(1)	12/20/20	3,359,518	(2,018,248)	1,341,270
Spain	Deutsche Bank	12,825	1.00	(1)	12/20/20	1,801,096	(927,939)	873,157

57

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Goldman Sachs International	$5,000	1.00	%(1)	6/20/20	$664,001	$(327,454)	$336,547
Spain	Goldman Sachs International	8,543	1.00	(1)	9/20/20	1,167,617	(671,399)	496,218
Spain	JPMorgan Chase Bank	15,000	1.00	(1)	9/20/20	2,050,130	(1,291,150)	758,980
Spain	JPMorgan Chase Bank	5,000	1.00	(1)	9/20/20	683,377	(217,246)	466,131
Thailand	Bank of America	4,000	1.00	(1)	9/20/15	(66,158)	(16,186)	(82,344)
Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	70,083	—	70,083
Thailand	Citibank NA	7,700	0.86		12/20/14	(97,192)	—	(97,192)
Thailand	Citibank NA	3,700	0.95		9/20/19	39,459	—	39,459
Thailand	Credit Suisse International	5,000	1.00	(1)	9/20/15	(82,699)	(28,289)	(110,988)
Thailand	Deutsche Bank	10,000	1.00	(1)	3/20/15	(160,377)	(39,457)	(199,834)
Thailand	Goldman Sachs International	4,700	1.00	(1)	9/20/15	(77,736)	(17,721)	(95,457)
Thailand	Goldman Sachs International	9,000	1.00	(1)	9/20/15	(148,857)	(33,966)	(182,823)
Thailand	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(165,397)	(37,740)	(203,137)
Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	(50,111)	—	(50,111)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(82,698)	(18,852)	(101,550)
Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(82,698)	(26,954)	(109,652)
Tunisia	Barclays Bank PLC	3,700	1.00	(1)	9/20/17	403,308	(316,432)	86,876
Tunisia	Barclays Bank PLC	3,330	1.00	(1)	9/20/17	362,978	(299,005)	63,973
Tunisia	Citibank NA	3,990	1.00	(1)	9/20/17	434,919	(375,448)	59,471
Tunisia	Deutsche Bank	13,700	1.00	(1)	6/20/17	1,412,105	(1,005,284)	406,821
Tunisia	Deutsche Bank	7,390	1.00	(1)	6/20/17	761,734	(572,386)	189,348
Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	730,282	(531,039)	199,243

58

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000's omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Tunisia	Goldman Sachs International	$7,430	1.00	%(1)	9/20/17	$809,850	$(619,843)	$190,007
Tunisia	Goldman Sachs International	6,700	1.00	(1)	9/20/17	730,316	(587,986)	142,330
Tunisia	JPMorgan Chase Bank	8,770	1.00	(1)	9/20/17	955,933	(807,416)	148,517
Tunisia	Morgan Stanley & Co. International PLC	2,000	1.00	(1)	6/20/17	206,146	(154,799)	51,347
Tunisia	Nomura International PLC	5,700	1.00	(1)	12/20/17	654,077	(599,048)	55,029
Uruguay	Citibank NA	4,600	1.00	(1)	6/20/20	170,790	(268,017)	(97,227)
Uruguay	Deutsche Bank	9,200	1.00	(1)	6/20/20	341,580	(523,474)	(181,894)
iTraxx Europe Senior Financials 5-Year Index	Barclays Bank PLC	EUR 42,420	1.00	(1)	12/20/17	1,894,982	(2,290,268)	(395,286)
iTraxx Europe Subordinated Financials 5-Year Index	Barclays Bank PLC	EUR 30,816	5.00	(1)	12/20/17	(3,804,309)	3,232,966	(571,343)

						$112,331,153	$(109,437,709)	$2,893,444

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,241,828,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of year end, serve as an indicator of the market's perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as "Defaulted" indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

59

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000's omitted)	Notional Amount on Floating Rate (Currency Delivered) (000's omitted)	Floating Rate	Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	TRY 17,118	$11,435	3-month USD-LIBOR-BBA	8.28%	8/11/20	$470,504
Bank of America	TRY 26,000	14,619	3-month USD-LIBOR-BBA	6.97	8/18/21	(836,896)
Barclays Bank PLC	TRY 60,000	40,080	3-month USD-LIBOR-BBA	8.25	8/11/20	1,712,985
Barclays Bank PLC	TRY 25,350	16,650	3-month USD-LIBOR-BBA	8.32	8/16/20	392,434
Citibank NA	TRY 25,000	16,700	3-month USD-LIBOR-BBA	8.20	8/11/20	758,094
Citibank NA	TRY 3,909	2,449	3-month USD-LIBOR-BBA	8.23	2/25/21	(143,172)
Credit Suisse International	TRY 4,446	2,498	3-month USD-LIBOR-BBA	6.90	8/18/21	(133,195)
Deutsche Bank	TRY 22,254	14,861	3-month USD-LIBOR-BBA	8.26	8/11/20	622,478
Deutsche Bank	TRY 14,321	8,996	3-month USD-LIBOR-BBA	8.20	2/24/21	(485,964)
Deutsche Bank	TRY 5,112	2,871	3-month USD-LIBOR-BBA	7.00	8/18/21	(174,533)
JPMorgan Chase Bank	TRY 27,000	18,012	3-month USD-LIBOR-BBA	8.29	8/11/20	708,436
JPMorgan Chase Bank	TRY 20,000	13,333	3-month USD-LIBOR-BBA	8.36	8/11/20	466,190
JPMorgan Chase Bank	TRY 10,000	5,610	3-month USD-LIBOR-BBA	6.96	8/18/21	(330,651)

						$3,026,710

TRY	–	New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2012 was as follows:

	Principal Amount of Contracts (000's omitted)	Premiums Received
Outstanding, beginning of year	INR —	$—
Options written	33,752,150	21,570,884

Outstanding, end of year	INR 33,752,150	$21,570,884

INR	–	Indian Rupee

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

60

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and swaptions, and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfilio.

The Portfolio enters into swap contracts, over-the-counter options, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $184,026,446. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $56,321,427 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risks with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2012, the maximum amount of loss the Portfolio (and Subsidiary) would incur due to counterparty risk was $128,541,246, with the highest amount from any one counterparty being $21,999,512. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $103,040,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$7,188	$17,587,233	$1,311,533	$9,520,000
Net unrealized appreciation*	—	977,082	—	1,114,306	—
Receivable for open forward foreign currency exchange contracts	—	—	39,293,958	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	125,223,834	—	—	12,938,385	—

Total Asset Derivatives	$125,223,834	$984,270	$56,881,191	$15,364,224	$9,520,000

Written options outstanding, at value	$—	$—	$(9,567,459)	$—	$—
Net unrealized appreciation*	—	(137,165)	—	(2,193,522)	(10,176,242)
Payable for open forward commodity contracts	—	—	—	—	(9,488,742)
Payable for open forward foreign currency exchange contracts	—	—	(54,984,708)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(64,526,867)	—	—	(20,355,626)	—

Total Liability Derivatives	$(64,526,867)	$(137,165)	$(64,552,167)	$(22,549,148)	$(19,664,984)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day's variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

61

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$(9,239,369)	$(13,767,653)	$—	$(1,112,000)
Futures contracts	—	5,704,473	—	(51,626,988)	5,393,925
Swap contracts	3,729,981	—	—	(18,970,747)	—
Forward commodity contracts	—	—	—	—	(4,898,042)
Foreign currency and forward foreign currency exchange contract transactions	—	—	246,445,335	—	—

Total	$3,729,981	$(3,534,896)	$232,677,682	$(70,597,735)	$(616,117)

Change in unrealized appreciation (depreciation) — Investments	$—	$2,092,033	$8,054,641	$(3,282,019)	$965,120
Written options	—	—	12,003,425	—	—
Futures contracts	—	839,917	—	5,643,676	(7,785,363)
Swap contracts	(67,600,696)	—	—	(18,479,277)	—
Forward commodity contracts	—	—	—	—	5,219,655
Foreign currency and forward foreign currency exchange contracts	—	—	(69,561,208)	—	—

Total	$(67,600,696)	$2,931,950	$(49,503,142)	$(16,117,620)	$(1,600,588)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $1,628,874,000, $207,528,000, $5,937,614,000 and $3,457,404,000, respectively.

The average principal amount of purchased currency option contracts, average notional amount of interest rate swaption contracts, and average number of purchased index options contracts and purchased commodity options contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $749,955,000, $99,600,000, 874,075,000 contracts and 222 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Reverse Repurchase Agreements

For the year ended October 31, 2012, the average borrowings under reverse repurchase agreements and the average annual interest rate were $3,204,249 and 0.20%, respectively. At October 31, 2012, the Portfolio did not have any open reverse repurchase agreements.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign

62

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio's investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Foreign Government Bonds	$—	$2,374,857,505		$—	$2,374,857,505
Foreign Corporate Bonds & Notes	—	3,876,433		—	3,876,433
Corporate Bonds & Notes	—	674,836		—	674,836
Collateralized Mortgage Obligations	—	105,909,704		—	105,909,704
Commercial Mortgage-Backed Securities	—	31,433,188		—	31,433,188
Mortgage Pass-Throughs	—	1,481,757,513		—	1,481,757,513
U.S. Government Agency Obligations	—	343,723,932		—	343,723,932
U.S. Treasury Obligations	—	2,271,562		—	2,271,562
Common Stocks	—	53,803,265	*	—	53,803,265
Precious Metals	481,546,225	—		—	481,546,225
Currency Call Options Purchased	—	16,920,723		—	16,920,723
Currency Put Options Purchased	—	666,510		—	666,510
Interest Rate Swaptions	—	1,311,533		—	1,311,533
Put Options Purchased	9,520,000	7,188		—	9,527,188
Short-Term Investments —
Foreign Government Securities	—	1,725,628,725		—	1,725,628,725
U.S. Treasury Obligations	—	154,406,629		—	154,406,629
Repurchase Agreements	—	650,212,248		—	650,212,248
Other	—	357,358,168		—	357,358,168

Total Investments	$491,066,225	$7,304,819,662		$—	$7,795,885,887
Forward Foreign Currency Exchange Contracts	$—	$39,293,958		$—	$39,293,958
Swap Contracts	—	138,162,219		—	138,162,219
Futures Contracts	2,091,388	—		—	2,091,388

Total	$493,157,613	$7,482,275,839		$—	$7,975,433,452

63

Global Macro Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Currency Call Options Written	$—	$(8,757,352)	$—	$(8,757,352)
Currency Put Options Written	—	(810,107)	—	(810,107)
Securities Sold Short	—	(718,066,182)	—	(718,066,182)
Forward Commodity Contracts	—	(9,488,742)	—	(9,488,742)
Forward Foreign Currency Exchange Contracts	—	(54,984,708)	—	(54,984,708)
Swap Contracts	—	(84,882,493)	—	(84,882,493)
Futures Contracts	(12,506,929)	—	—	(12,506,929)

Total	$(12,506,929)	$(876,989,584)	$—	$(889,496,513)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

64

Global Macro Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

65

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

66

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

67

Eaton Vance

Global Macro Absolute Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

68

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

69

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3041-12/12	GMSRC

Eaton Vance Tax-Managed Equity Asset Allocation Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The MSCI World Index,2 a broad measure of global equity market performance, was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long-Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered higher yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to generally outperform their non-U.S. counterparts. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the U.S. and global economies.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) had a total return of 11.81% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 3000 Index (the Index), gained 14.75% for the period. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios.

The biggest detractor from relative Fund performance versus the Index was the Fund’s international equity weighting relative to the Index, which has no international stock exposure. International equities generally underperformed their U.S. counterparts during the period. However, the international portfolio in which the Fund invests outperformed its benchmark, the MSCI EAFE Index. The Fund’s international equity allocation was increased during the period, which helped relative performance versus the Index in the second half of the period, when international stocks rebounded. Also detracting from the Fund’s performance relative to the Index was the Fund’s allocation to Portfolios investing in small-cap stocks, which generally underperformed large-cap stocks during the period.

On the positive side, the Fund’s performance relative to the Index was aided by an overweight position in Tax-Managed Value Portfolio, which invests in large-cap value stocks. During the period, value stocks, and large-cap value stocks in particular, generally outperformed growth stocks.

Adjustments to the underlying Fund allocations occurred once during the 12-month period, in June 2012, and included a 0.50% decrease in each of five portfolios — Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio. Conversely, the Fund’s allocation to the Tax-Managed International Equity Portfolio was increased by 2.50%.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Performance2,3

Portfolio Manager Duncan W. Richardson, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	11.81%	–1.78%	7.10%
Class A with 5.75% Maximum Sales Charge	—	5.38	–2.94	6.47
Class B at NAV	03/04/2002	10.96	–2.52	6.30
Class B with 5% Maximum Sales Charge	—	5.96	–2.89	6.30
Class C at NAV	03/04/2002	11.10	–2.51	6.31
Class C with 1% Maximum Sales Charge	—	10.10	–2.51	6.31
Russell 3000 Index	—	14.75%	0.58%	7.47%

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	03/04/2002	5.31%	–3.17%	6.26%
Class A After Taxes on Distributions and Sale of Fund Shares	—	3.57	–2.48	5.69
Class B After Taxes on Distributions	03/04/2002	5.96	–3.06	6.12
Class B After Taxes on Distributions and Sale of Fund Shares	—	3.88	–2.42	5.54
Class C After Taxes on Distributions	03/04/2002	10.10	–2.68	6.13
Class C After Taxes on Distributions and Sale of Fund Shares	—	6.57	–2.10	5.56

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C
		1.37%	2.12%	2.12%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$18,425	N.A.
Class C	$10,000	10/31/2002	$18,449	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Fund Profile5

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in one or more affiliated investment companies (Portfolios).

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.90	$6.82	1.35%
Class B	$1,000.00	$1,006.70	$10.59	2.10%
Class C	$1,000.00	$1,006.80	$10.59	2.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.85	1.35%
Class B	$1,000.00	$1,014.60	$10.63	2.10%
Class C	$1,000.00	$1,014.60	$10.63	2.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed Growth Portfolio, at value
(identified cost, $89,001,409)	$109,542,280
Investment in Tax-Managed Value Portfolio, at value
(identified cost, $76,960,179)	102,509,961
Investment in Tax-Managed International Equity Portfolio, at value
(identified cost, $56,624,052)	59,433,390
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value
(identified cost, $33,633,353)	39,608,367
Investment in Tax-Managed Small-Cap Portfolio, at value
(identified cost, $33,876,496)	37,311,979
Investment in Tax-Managed Small-Cap Value Portfolio, at value
(identified cost, $24,067,655)	33,341,085
Receivable for Fund shares sold	59,694
Total assets	$381,806,756

Liabilities
Payable for Fund shares redeemed	$362,019
Payable to affiliates:
Investment adviser fee	38,319
Distribution and service fees	191,010
Administration fee	49,340
Trustees’ fees	42
Accrued expenses	151,286
Total liabilities	$792,016
Net Assets	$381,014,740

Sources of Net Assets
Paid-in capital	$288,442,229
Accumulated net realized gain from Portfolios	24,060,598
Accumulated undistributed net investment income	927,995
Net unrealized appreciation from Portfolios	67,583,918
Total	$381,014,740

Class A Shares
Net Assets	$213,243,563
Shares Outstanding	14,990,759
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.23
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.10

Class B Shares
Net Assets	$19,055,077
Shares Outstanding	1,415,270
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.46

Class C Shares
Net Assets	$148,716,100
Shares Outstanding	11,092,691
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolios (net of foreign taxes, $244,452)	$8,359,383
Interest allocated from Portfolios	6,193
Securities lending income allocated from Portfolios, net	5,497
Expenses allocated from Portfolios	(2,858,129)
Net investment income from Portfolios	$5,512,944

Expenses
Investment adviser fee	$392,221
Administration fee	592,755
Distribution and service fees
Class A	547,195
Class B	236,767
Class C	1,526,152
Trustees’ fees and expenses	500
Custodian fee	47,814
Transfer and dividend disbursing agent fees	323,057
Legal and accounting services	77,594
Printing and postage	39,375
Registration fees	44,994
Miscellaneous	12,298
Total expenses	$3,840,722

Net investment income	$1,672,222

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) allocated from Portfolios —
Investment transactions	$33,249,357 (1)
Written options	220,661
Foreign currency transactions	(29,673)
Net realized gain	$33,440,345
Change in unrealized appreciation (depreciation) —
Investments	$8,794,055
Written options	(110)
Foreign currency	(884,552)
Net change in unrealized appreciation (depreciation)	$7,909,393

Net realized and unrealized gain	$41,349,738

Net increase in net assets from operations	$43,021,960

(1)	Includes $4,739,025 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$1,672,222	$725,315
Net realized gain from investment transactions, written options and foreign currency transactions	33,440,345 (1)	34,903,387
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	7,909,393	(17,055,027)
Net increase in net assets from operations	$43,021,960	$18,573,675
Distributions to shareholders —
From net investment income
Class A	$(872,084)	$(531,468)
Total distributions to shareholders	$(872,084)	$(531,468)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$7,222,086	$17,235,826
Class B	161,351	1,120,023
Class C	6,368,283	11,290,463
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	768,823	456,927
Cost of shares redeemed
Class A	(47,117,694)	(71,551,231)
Class B	(4,801,202)	(8,726,153)
Class C	(31,393,397)	(41,209,065)
Net asset value of shares exchanged
Class A	8,543,902	11,623,805
Class B	(8,543,902)	(11,623,805)
Net decrease in net assets from Fund share transactions	$(68,791,750)	$(91,383,210)

Net decrease in net assets	$(26,641,874)	$(73,341,003)

Net Assets
At beginning of year	$407,656,614	$480,997,617
At end of year	$381,014,740	$407,656,614

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$927,995	$(290,840)

(1)	Includes $4,739,025 of net realized gains from redemptions in-kind.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$12.770		$12.350		$11.030		$10.000	$16.900

Income (Loss) From Operations
Net investment income(1)	$0.103		$0.067		$0.032		$0.074	$0.102
Net realized and unrealized gain (loss)	1.409		0.379		1.392		1.011	(6.018)

Total income (loss) from operations	$1.512		$0.446		$1.424		$1.085	$(5.916)

Less Distributions
From net investment income	$(0.052)		$(0.026)		$(0.104)		$(0.055)	$(0.156)
From net realized gain	—		—		—		—	(0.828)

Total distributions	$(0.052)		$(0.026)		$(0.104)		$(0.055)	$(0.984)

Net asset value — End of year	$14.230		$12.770		$12.350		$11.030	$10.000

Total Return(2)	11.81%		3.61%		12.95%		10.98%	(37.07)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$213,244		$220,256		$252,522		$250,372	$258,039
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.36%		1.37%		1.41%		1.44%	1.36%
Net investment income	0.76%		0.51%		0.27%		0.78%	0.72%
Portfolio Turnover of the Fund(5)	0	%(6)	12%		0	%(6)	2%	8%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%		2%		3%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	38%		40%		35%		82%	84%
Portfolio Turnover of Tax-Managed International Equity Portfolio	117%		41%		72%		57%	34%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	83%		139%		200%		205%	283%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—		16	%(7)	33%		42%	40%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	57%		89%		114%		95%	93%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	55%		66%		51%		66%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$12.130		$11.790		$10.540		$9.570	$16.210

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001		$(0.030)		$(0.053)		$0.022	$(0.004)
Net realized and unrealized gain (loss)	1.329		0.370		1.325		0.948	(5.775)

Total income (loss) from operations	$1.330		$0.340		$1.272		$0.970	$(5.779)

Less Distributions
From net investment income	$—		$—		$(0.022)		$—	$(0.033)
From net realized gain	—		—		—		—	(0.828)

Total distributions	$—		$—		$(0.022)		$—	$(0.861)

Net asset value — End of year	$13.460		$12.130		$11.790		$10.540	$9.570

Total Return(2)	10.96%		2.88%		12.07%		10.14%	(37.56)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,055		$29,592		$46,862		$61,375	$78,618
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%		2.12%		2.16%		2.19%	2.11%
Net investment income (loss)	0.01%		(0.24)%		(0.47)%		0.24%	(0.03)%
Portfolio Turnover of the Fund(5)	0	%(6)	12%		0	%(6)	2%	8%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%		2%		3%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	38%		40%		35%		82%	84%
Portfolio Turnover of Tax-Managed International Equity Portfolio	117%		41%		72%		57%	34%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	83%		139%		200%		205%	283%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—		16	%(7)	33%		42%	40%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	57%		89%		114%		95%	93%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	55%		66%		51%		66%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$12.070		$11.740		$10.500		$9.530	$16.180

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001		$(0.031)		$(0.053)		$0.018	$(0.004)
Net realized and unrealized gain (loss)	1.339		0.361		1.323		0.952	(5.761)

Total income (loss) from operations	$1.340		$0.330		$1.270		$0.970	$(5.765)

Less Distributions
From net investment income	$—		$—		$(0.030)		$—	$(0.057)
From net realized gain	—		—		—		—	(0.828)

Total distributions	$—		$—		$(0.030)		$—	$(0.885)

Net asset value — End of year	$13.410		$12.070		$11.740		$10.500	$9.530

Total Return(2)	11.10%		2.81%		12.11%		10.18%	(37.60)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$148,716		$157,808		$181,613		$186,912	$195,347
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%		2.12%		2.16%		2.19%	2.11%
Net investment income (loss)	0.01%		(0.24)%		(0.48)%		0.20%	(0.03)%
Portfolio Turnover of the Fund(5)	0	%(6)	12%		0	%(6)	2%	8%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%		2%		3%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	38%		40%		35%		82%	84%
Portfolio Turnover of Tax-Managed International Equity Portfolio	117%		41%		72%		57%	34%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	83%		139%		200%		205%	283%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	—		16	%(7)	33%		42%	40%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	57%		89%		114%		95%	93%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	55%		66%		51%		66%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	Amount is less than 0.5%.

(7)	For the period from November 1, 2010 through the liquidation date of Tax Managed Mid-Cap Core Portfolio, on April 21, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following six tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.4%, 12.0%, 57.5%, 42.0%, 27.5% and 47.6%, respectively, at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

13

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Notes to Financial Statements — continued

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2012, a capital loss carryforward of $7,166,097 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

I  Prior Period Adjustments — Subsequent to the issuance of the October 31, 2011 financial statements, management of the Fund determined that the Fund’s identified cost of its investment in Tax-Managed Growth Portfolio was overstated at October 31, 2011 and in prior years as a result of misstatements in the recognition of realized gains. Such misstatements aggregated to a total of approximately $20,000,000. The correction of these misstatements resulted in offsetting decreases to the net realized gain and the net change in unrealized depreciation within the Statement of Changes in Net Assets as previously presented of approximately $3,000,000 for the year ended October 31, 2011 and approximately $17,000,000 for years ending prior to October 31, 2011. These changes had no effect on the Fund’s net asset value, net assets, net increase in net assets from operations, financial highlights, total return, taxable income, taxable realized gain (loss) or distributable earnings of the Fund for any year.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

14

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$872,084	$531,468

During the year ended October 31, 2012, accumulated net realized gain was decreased by $6,161,543, accumulated undistributed net investment income was increased by $418,697 and paid-in capital was increased by $5,742,846 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in partnerships, investments in passive foreign investment companies (PFICs), redemptions in-kind and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,099,154
Undistributed long-term capital gains	$18,408,436
Net unrealized appreciation	$73,064,921

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in PFICs, investments in partnerships and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, 0.70% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2012, the Fund’s investment adviser fee totaled $2,963,774, of which $2,571,553 was allocated from the Portfolios and $392,221 was paid or accrued directly by the Fund. For the year ended October 31, 2012, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.75% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $592,755.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $27,613 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $16,414 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $547,195 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Notes to Financial Statements — continued

EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $177,575 and $1,144,614 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,125,000 and $11,647,000, respectively.
Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $59,192 and $381,538 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $300, $39,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$14,950	$23,838,187
Tax-Managed Value Portfolio	—	23,847,405
Tax-Managed International Equity Portfolio	918,262	1,114,104
Tax-Managed Multi-Cap Growth Portfolio	—	10,286,295
Tax-Managed Small-Cap Portfolio	3,270	8,274,519
Tax-Managed Small-Cap Value Portfolio	1,869	7,643,241

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	534,081	1,307,086
Issued to shareholders electing to receive payments of distributions in Fund shares	60,970	34,696
Redemptions	(3,484,525)	(5,431,086)
Exchange from Class B shares	629,198	887,058

Net decrease	(2,260,276)	(3,202,246)

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2012	2011

Sales	12,959	89,093
Redemptions	(375,607)	(692,377)
Exchange to Class A shares	(662,326)	(930,678)

Net decrease	(1,024,974)	(1,533,962)

	Year Ended October 31,
Class C	2012	2011

Sales	500,827	901,251
Redemptions	(2,477,852)	(3,300,611)

Net decrease	(1,977,025)	(2,399,360)

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2012 and October 31, 2011, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $9,309,488, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $28,517,207 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.
Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

22

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1299-12/12	TMEAASRC

Eaton Vance U.S. Government Money Market Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

U.S. Government Money Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Fund Expenses	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	17

Federal Tax Information	18

Management and Organization	19

Important Notices	21

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Although short-term yields rose over the period from the all-time lows reached in September and October of 2011, they nonetheless remained near zero. A number of factors combined to keep interest rates at historic lows throughout the one-year period ending October 31, 2012.

The primary factor was the U.S. Federal Reserve Board’s (the Fed’s) interest rate policy. During the fiscal year, the Fed twice extended the period during which it expected to keep the federal funds target rate between 0 and 25 basis points—first into 2014 and then, later in the period, into 2015. This put downward pressure on interest rates across the yield curve.

Another important factor was ongoing strong demand for short-dated issues, as a result of more stringent liquidity regulations for money market funds that took effect in 2010. By increasing demand for paper in shorter maturity ranges, the new regulations have put upward pressure on prices and thus downward pressure on rates for short-term issues.

The Fed’s open-ended program to buy mortgage-backed, agency and Treasury securities, announced in September of 2012 and dubbed “quantitative easing round three” by investors, also increased demand and put further downward pressure on rates.

In contrast, two other factors put upward pressure on short-term rates, but only to a modest degree. The Fed’s “Operation Twist,” in which the central bank sold short-term holdings to buy longer-term Treasury bonds, tended to increase the supply of shorter-dated government securities. In addition, the worldwide “flight to quality,” which had depressed rates to all-time lows at the start of the period, moderated somewhat as the sovereign debt crisis in Europe appeared to become less dire. The net result was that short-term rates increased over the period, but only modestly.

Fund Performance

For the fiscal year ending October 31, 2012, Eaton Vance U.S. Government Money Market Fund (the Fund) Class A shares at net asset value (NAV) had a total return of 0.00%. At period-end, the Fund’s annualized seven-day yield was 0.00%.

Although yields on short-term government paper virtually doubled over the course of the one-year period, rates remained so low that neither the Fund nor the majority of its peers had much opportunity to add yield. To avoid a net negative yield or investment loss, the Fund’s investment manager voluntarily reimbursed or waived a portion of the Fund’s expenses during the 12-month period.

At the start of the period, the portfolio was heavily concentrated in short-term U.S. government agency obligations, which offered a slight yield advantage over comparable maturity Treasuries. As the period progressed, however, the yield advantage of agencies over comparable maturity Treasuries decreased to the point where, in management’s view, investors were not being as well-compensated for the additional risk of agency securities. In light of the Fund’s goal of preservation of capital, management believed that Treasuries had become more attractive relative to agency debt. For that reason, the Fund’s weighting in Treasuries was increased from 17% at the start of the period to about 50% at period-end. The higher weighting in Treasuries also increased the effective liquidity of the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Performance2

Portfolio Managers Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	1/27/1975	0.00%	0.63%	1.52%	—
Class B at NAV	12/7/2009	0.00	—	—	0.00%
Class B with 5% Maximum Sales Charge	—	–5.00	—	—	–1.39
Class C at NAV	12/7/2009	0.00	—	—	0.00
Class C with 1% Maximum Sales Charge	—	–1.00	—	—	0.00

7-Day SEC Yield[3]			Class A	Class B	Class C
			0.00%	0.00%	0.00%

% Total Annual Operating Expense Ratios[4]			Class A	Class B	Class C
			0.68%	1.58%	1.58%

Fund Profile

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current perfor-mance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

Effective January 1, 2012, Class A, B, and C shares only are offered in exchange for Class A, B and C shares, respectively, of other Eaton Vance funds. The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]

7-Day SEC Yield is annualized net investment income per share for the seven days ended on the date shown. Yields are historical, will fluctuate and can more closely reflect the current earnings of a fund than the total return quotation. Absent waiver of fees and reimbursement of expenses by affiliates, the returns would be lower. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

4

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,000.00	$0.70	**	0.14%
Class B	$1,000.00	$1,000.00	$0.70	**	0.14%
Class C	$1,000.00	$1,000.00	$0.70	**	0.14%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,024.40	$0.71	**	0.14%
Class B	$1,000.00	$1,024.40	$0.71	**	0.14%
Class C	$1,000.00	$1,024.40	$0.71	**	0.14%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

5

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Portfolio of Investments

U.S. Government Agency Obligations — 50.8%

Security	Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank:
0.237%, 2/21/13(1)	$1,250	$1,250,000
0.277%, 3/6/13(1)	1,000	1,000,050
0.19%, 6/20/13(1)	5,000	4,999,525

		$7,249,575

Federal Home Loan Bank:
0.28%, 6/10/13	$1,250	$1,250,000
Discount Note, 0.12%, 11/7/12	512	511,990
Discount Note, 0.13%, 11/14/12	2,710	2,709,873
Discount Note, 0.13%, 11/16/12	1,506	1,505,918
Discount Note, 0.125%, 11/30/12	2,392	2,391,759
Discount Note, 0.12%, 12/5/12	2,368	2,367,732
Discount Note, 0.13%, 12/5/12	3,514	3,513,569
Discount Note, 0.135%, 12/5/12	2,947	2,946,624
Discount Note, 0.14%, 12/14/12	2,187	2,186,634
Discount Note, 0.135%, 1/9/13	1,750	1,749,547
Discount Note, 0.14%, 1/11/13	1,000	999,724

		$22,133,370

Federal Home Loan Mortgage Corp.:
0.37%, 1/10/13(1)	$500	$500,140
0.34%, 1/24/13(1)	3,850	3,850,895
Discount Note, 0.15%, 11/2/12	500	499,998
Discount Note, 0.15%, 11/26/12	1,975	1,974,794
Discount Note, 0.125%, 11/28/12	2,648	2,647,752
Discount Note, 0.135%, 12/3/12	991	990,881
Discount Note, 0.15%, 12/10/12	1,200	1,199,805
Discount Note, 0.13%, 1/22/13	1,931	1,930,428
Discount Note, 0.135%, 1/22/13	2,250	2,249,308
Discount Note, 0.14%, 1/29/13	2,800	2,799,031

		$18,643,032

Federal National Mortgage Association:
0.38%, 11/23/12(1)	$1,200	$1,200,080
1.75%, 2/22/13	2,500	2,512,209
Discount Note, 0.13%, 11/7/12	1,260	1,259,973
Discount Note, 0.12%, 11/29/12	422	421,961
Discount Note, 0.13%, 11/29/12	384	383,961
Discount Note, 0.175%, 12/19/12	1,260	1,259,706
Discount Note, 0.145%, 1/14/13	1,000	999,702

		$8,037,592

Total U.S. Government Agency Obligations (amortized cost $56,063,569)		$56,063,569

U.S. Treasury Obligations — 49.1%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.09%, 11/1/12	$1,775	$1,775,000
U.S. Treasury Bill, 0.11%, 11/1/12	3,000	3,000,000
U.S. Treasury Bill, 0.11%, 11/8/12	2,195	2,194,953
U.S. Treasury Bill, 0.10%, 11/15/12	625	624,975
U.S. Treasury Bill, 0.11%, 11/15/12	1,562	1,561,931
U.S. Treasury Bill, 0.12%, 11/15/12	3,211	3,210,850
U.S. Treasury Bill, 0.09%, 11/23/12	2,000	1,999,886
U.S. Treasury Bill, 0.12%, 11/29/12	2,500	2,499,777
U.S. Treasury Bill, 0.10%, 12/6/12	1,500	1,499,849
U.S. Treasury Bill, 0.11%, 12/6/12	1,500	1,499,848
U.S. Treasury Bill, 0.10%, 12/13/12	1,500	1,499,824
U.S. Treasury Bill, 0.10%, 1/3/13	1,543	1,542,722
U.S. Treasury Bill, 0.14%, 1/3/13	954	953,767
U.S. Treasury Bill, 0.14%, 1/10/13	2,500	2,499,319
U.S. Treasury Bill, 0.12%, 1/17/13	855	854,773
U.S. Treasury Bill, 0.13%, 1/17/13	519	518,858
U.S. Treasury Bill, 0.14%, 1/17/13	1,320	1,319,606
U.S. Treasury Bill, 0.14%, 1/24/13	1,472	1,471,523
U.S. Treasury Bill, 0.11%, 1/31/13	1,923	1,922,470
U.S. Treasury Bill, 0.11%, 2/7/13	1,036	1,035,695
U.S. Treasury Bill, 0.12%, 2/7/13	1,464	1,463,544
U.S. Treasury Bill, 0.11%, 2/14/13	2,000	1,999,388
U.S. Treasury Bill, 0.11%, 2/21/13	1,500	1,499,502
U.S. Treasury Bill, 0.13%, 2/28/13	1,695	1,694,277
U.S. Treasury Bill, 0.13%, 3/7/13	3,425	3,423,442
U.S. Treasury Bill, 0.14%, 3/14/13	1,158	1,157,423
U.S. Treasury Bill, 0.14%, 4/4/13	2,500	2,498,508
U.S. Treasury Bill, 0.14%, 4/11/13	2,000	1,998,757
U.S. Treasury Bill, 0.14%, 4/18/13	881	880,408
U.S. Treasury Note, 0.50%, 11/30/12	2,000	2,000,592
U.S. Treasury Note, 0.50%, 5/31/13	2,000	2,003,619

Total U.S. Treasury Obligations (amortized cost $54,105,086)		$54,105,086

Total Investments — 99.9% (amortized cost $110,168,655)(2)		$110,168,655

Other Assets, Less Liabilities — 0.1%		$141,666

Net Assets — 100.0%		$110,310,321

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(2)	Cost for federal income taxes is the same.

6	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investments, at amortized cost	$110,168,655
Cash	2,197
Interest receivable	20,767
Receivable for Fund shares sold	351,542
Receivable from affiliate	512
Total assets	$110,543,673

Liabilities
Payable for Fund shares redeemed	$167,898
Payable to affiliate:
Trustees’ fees	483
Accrued expenses	64,971
Total liabilities	$233,352
Net Assets	$110,310,321

Sources of Net Assets
Paid-in capital	$110,504,280
Accumulated net realized loss	(193,959)
Total	$110,310,321

Class A Shares
Net Assets	$80,657,479
Shares Outstanding*	80,887,696
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class B Shares
Net Assets	$13,824,395
Shares Outstanding*	13,822,643
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class C Shares
Net Assets	$15,828,447
Shares Outstanding*	15,826,883
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

*	Shares of beneficial interest have no par value and unlimited authorization.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest	$161,450
Total investment income	$161,450

Expenses
Investment adviser fee	$799,739
Distribution and service fees
Class B	169,807
Class C	198,932
Trustees’ fees and expenses	6,752
Custodian fee	89,815
Transfer and dividend disbursing agent fees	131,514
Legal and accounting services	28,072
Printing and postage	23,846
Registration fees	70,442
Miscellaneous	15,327
Total expenses	$1,534,246
Deduct —
Reduction of custodian fee	$70
Waiver of fees and reimbursement of expenses by affiliates	1,372,726
Total expense reductions	$1,372,796

Net expenses	$161,450

Net investment income	$—

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,288
Net realized gain	$6,288

Net increase in net assets from operations	$6,288

8	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$—	$49
Net realized gain from investment transactions and disposal of investments in violation of restrictions	6,288	4,151
Net increase in net assets from operations	$6,288	$4,200
Distributions to shareholders —
From net investment income
Class A	$—	$(46)
Class B	—	(2)
Class C	—	(1)
Total distributions to shareholders	$—	$(49)
Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares
Class A	$86,530,785	$672,606,538
Class B	2,298,073	13,954,965
Class C	16,546,500	55,270,782
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	12
Class B	—	2
Class C	—	1
Cost of shares redeemed
Class A	(243,715,845)	(563,042,896)
Class B	(9,394,232)	(17,453,441)
Class C	(30,925,221)	(35,394,321)
Net asset value of shares exchanged
Class A	2,871,330	7,990,708
Class B	(2,871,330)	(7,990,708)
Net increase (decrease) in net assets from Fund share transactions	$(178,659,940)	$125,941,642

Net increase (decrease) in net assets	$(178,653,652)	$125,945,793

Net Assets
At beginning of year	$288,963,973	$163,018,180
At end of year	$110,310,321	$288,963,973

Accumulated undistributed net investment income included in net assets
At end of year	$—	$12

9	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Financial Highlights

	Class A(1)
	Year Ended October 31,
	2012		2011		2010		2009		2008
Net asset value — Beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—		$0.000	(3)	$0.000	(3)	$0.002		$0.030

Less Distributions
From net investment income	$—		$(0.000	)(3)	$(0.000	)(3)	$(0.002)		$(0.030)
Tax return of capital	—		—		—		(0.000	)(3)	—

Total distributions	$—		$(0.000)		$(0.000)		$(0.002)		$(0.030)

Net asset value — End of year	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return(4)	0.00%		0.00	%(5)(6)	0.00	%(5)	0.17%		3.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$80,657		$234,966		$117,409		$178,584		$342,517
Ratios (as a percentage of average daily net assets):
Expenses(7)	0.10	%(8)	0.13	%(8)	0.20	%(8)(9)	0.58	%(8)(9)	0.58	%(9)
Net investment income	—		0.00	%(5)	0.00	%(5)	0.23%		2.90%

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses and/or the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio (equal to 0.63%, 0.55%, 0.50% and 0.18% of average daily net assets for the years ended October 31, 2012, 2011, 2010 and 2009, respectively). Absent this waiver and reimbursement, total return would have been lower.

(9)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

10	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$1.000		$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—		$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—		$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—		$(0.000)		$(0.000)

Net asset value — End of period	$1.000		$1.000		$1.000

Total Return(4)	0.00%		0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,824		$23,791		$35,280
Ratios (as a percentage of average daily net assets):
Expenses(8)	0.10	%(9)	0.13	%(9)	0.20	%(9)(10)(11)
Net investment income	—		0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

11	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$1.000		$1.000		$1.000

Income (Loss) From Operations
Net investment income(2)	$—		$0.000	(3)	$0.000	(3)

Less Distributions
From net investment income	$—		$(0.000	)(3)	$(0.000	)(3)

Total distributions	$—		$(0.000)		$(0.000)

Net asset value — End of period	$1.000		$1.000		$1.000

Total Return(4)	0.00%		0.00	%(5)(6)	0.00	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,828		$30,206		$10,330
Ratios (as a percentage of average daily net assets):
Expenses(8)	0.10	%(9)	0.13	%(9)	0.20	%(9)(10)(11)
Net investment income	—		0.00	%(5)	0.00	%(5)(10)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Amount is less than 0.005%.

(6)

During the year ended October 31, 2011, the Fund realized a gain on the disposal of investments which did not meet the Fund’s investment guidelines. The gain was less than $0.01 per share and had no effect on total return for the year ended October 31, 2011.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.53%, 1.45% and 1.40% of average daily net assets for the years ended October 31, 2012 and 2011 and the period ended October 31, 2010, respectively). Absent this waiver and reimbursement, total return would have been lower.

(10)	Annualized.

(11)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period when the Fund was making investments directly in the Portfolio.

References to the Portfolio herein are to Cash Management Portfolio, a New York trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to February 27, 2010.

12	See Notes to Financial Statements.

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance U.S. Government Money Market Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. The Fund offers three classes of shares. Class A (effective January 1, 2012), Class B and Class C shares are only offered in exchange for Class A, Class B and Class C shares, respectively, of other Eaton Vance funds, except that certain Eaton Vance and third-party sponsored retirement plans may continue to purchase Class A shares until such time as they identify an alternative investment vehicle. Class A shares are offered at net asset value with no front-end sales charge. Class B and Class C shares are offered at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $193,959 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryfoward of $6,288 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

13

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$—	$49

During the year ended October 31, 2012, accumulated undistributed net investment income was decreased by $12 and paid-in capital was increased by $12 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(193,959)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and at reduced rates on net assets of $1 billion or more, and is payable monthly. For the year ended October 31, 2012, the Fund’s investment adviser fee amounted to $799,739 or 0.50% of the Fund’s average daily net assets. BMR has voluntarily undertaken to waive fees and reimburse expenses of the Fund to the extent necessary to maintain a yield of not less than zero. For the year ended October 31, 2012, BMR waived investment adviser fees and reimbursed expenses of the Fund of $1,003,987. The Fund’s distributor also waived its fees (see Note 4). Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $13,282 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also receives distribution and service fees from Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. On issuance of Class B and Class C shares of the Fund in exchange for shares

14

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Notes to Financial Statements — continued

of an Eaton Vance fund, the respective class will assume a portion of the Uncovered Distribution Charges associated with the shares so exchanged. Uncovered Distribution Charges are generally equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by an Eaton Vance fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges. For the year ended October 31, 2012, the Fund accrued to EVD $141,506 and $165,777 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares, all of which were voluntarily waived by EVD. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $18,045,000 and $3,770,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets for Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees accrued for the year ended October 31, 2012 amounted to $28,301 and $33,155 for Class B and Class C shares, respectively, all of which were voluntarily waived by EVD.

5  Contingent Deferred Sales Charges

Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) at the original CDSC rate that such shares were subject to prior to their exchange into the Fund. A CDSC generally is imposed on redemptions of Class B shares made within four to six years of purchase, depending on the fund from which shares were exchanged, at declining rates that begin at 3% and 5%, respectively. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $50,000 and $7,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, including maturities, aggregated $764,066,398 and $945,116,758, respectively, for the year ended October 31, 2012.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

15

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at amortized cost, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Government Agency Obligations	$—	$56,063,569	$—	$56,063,569
U.S. Treasury Obligations	—	54,105,086	—	54,105,086

Total Investments	$—	$110,168,655	$—	$110,168,655

The Fund held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

16

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance U.S. Government Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance U.S. Government Money Market Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years of the period then ended . These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance U.S. Government Money Market Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

17

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

18

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

19

Eaton Vance

U.S. Government Money Market Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

20

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

21

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

131-12/12 MMSRC

Eaton Vance Global Dividend Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The MSCI World Index,2 a broad measure of global equity market performance, was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long-Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered better yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to generally outperform their non-U.S. counterparts. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the global economy.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Global Dividend Income Fund (the Fund) had a total return of 8.35% for Class A shares at net asset value (NAV). By contrast, the Fund’s benchmark, the MSCI World Index (the Index), had a total return of 9.45% for the period. The Fund’s common stock allocation and its preferred securities allocation both outperformed the Index, but not by enough to offset the management expenses of the Fund.

Performance of the Fund’s common stock allocation was helped by stock selection in the materials, consumer discretionary and energy sectors. Within the materials sector, stock selection in chemicals boosted results versus the Index, as did a relative underweighting and stock selection in the poor-performing metals and mining industry. In consumer discretionary, stock selection among specialty retail stocks, as well as an overweighting in the industry, aided Fund performance versus the Index. Stock selection among energy equipment and services stocks and oil, gas and consumable fuels stocks contributed to Fund results versus the Index in the energy sector.

By contrast, stock selection in the health care, industrials and information technology (IT) sectors detracted from Fund performance versus the Index. Positioning in pharmaceuticals and weak stock selection in health care providers and services hurt Fund results versus the Index in the health care sector, as did avoiding the strong-performing biotechnology industry. Positioning in building products and industrial conglomerates detracted from Fund results versus the Index in the industrials sector. Stock selection in communications equipment and an underweight to computers and peripherals stocks, which rose sharply during the period, hurt Fund performance versus the Index in the IT sector.

As of October 31, 2012, the Fund had approximately 5% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes). The preferred securities allocation outperformed the Index as well as the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index, an index measuring overall preferred markets. This outperformance relative to the preferred market resulted from several factors. The Fund’s bank holdings contributed to performance after bouncing back from lows reached in the summer of 2011. Capital management actions resulted in some of the Fund’s preferred holdings being tendered or called above market price, as issuers retired older, higher-interest preferred stocks in favor of new offerings that paid lower rates. The Fund also participated in a number of new issues that outperformed the overall preferred market. In addition, stock selection among high-yield names helped, as high-yield issues rallied during the period in response to investors’ search for yield.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Performance2,3

Portfolio Managers Judith A. Saryan, CFA, Aamer Khan, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	11/30/2005	8.35%	–4.58%	1.58%
Class A with 5.75% Maximum Sales Charge	—	2.14	–5.70	0.71
Class C at NAV	11/30/2005	7.79	–5.28	0.81
Class C with 1% Maximum Sales Charge	—	6.79	–5.28	0.81
Class I at NAV	01/31/2006	8.76	–4.33	0.99
Class R at NAV	01/31/2006	8.14	–4.85	0.49
MSCI World Index	11/30/2005	9.45%	–2.86%	2.94%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R
	1.27%	2.02%	1.02%	1.52%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/30/2005	$10,573	N.A.
Class I	$250,000	01/31/2006	$267,200	N.A.
Class R	$10,000	01/31/2006	$10,334	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Fund Profile

Common Stock Sector Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

ENI SpA	2.6%
U.S. Bancorp	2.5
Accenture PLC, Class A	2.5
PNC Financial Services Group, Inc.	2.4
Covidien PLC	2.4
International Business Machines Corp.	2.3
Apple, Inc.	2.2
Sanofi	2.1
Royal Dutch Shell PLC, Class A	2.1
Oracle Corp.	2.0
Total	23.1%

Country Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,017.80	$6.39	1.26%
Class C	$1,000.00	$1,015.80	$10.18	2.01%
Class I	$1,000.00	$1,020.60	$5.13	1.01%
Class R	$1,000.00	$1,016.80	$7.66	1.51%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.39	1.26%
Class C	$1,000.00	$1,015.00	$10.18	2.01%
Class I	$1,000.00	$1,020.10	$5.13	1.01%
Class R	$1,000.00	$1,017.50	$7.66	1.51%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio for the period while the Fund was investing in the Portfolio.

6

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Portfolio of Investments

Common Stocks — 92.8%

Security	Shares	Value

Aerospace & Defense — 1.5%
United Technologies Corp.	77,000	$6,018,320

		$6,018,320

Beverages — 2.7%
Anheuser-Busch InBev NV	70,000	$5,854,175
Heineken NV	75,000	4,628,456

		$10,482,631

Capital Markets — 0.5%
Credit Suisse Group AG(1)	90,000	$2,092,981

		$2,092,981

Chemicals — 3.5%
Linde AG	21,000	$3,533,933
LyondellBasell Industries NV, Class A	84,000	4,484,760
PPG Industries, Inc.	50,000	5,854,000

		$13,872,693

Commercial Banks — 7.2%
BNP Paribas	85,000	$4,287,822
PNC Financial Services Group, Inc.	161,000	9,368,590
U.S. Bancorp	302,907	10,059,541
Wells Fargo & Co.	145,000	4,885,050

		$28,601,003

Commercial Services & Supplies — 1.7%
Brambles, Ltd.	900,000	$6,776,750

		$6,776,750

Communications Equipment — 0.5%
QUALCOMM, Inc.	35,000	$2,050,125

		$2,050,125

Computers & Peripherals — 2.2%
Apple, Inc.	14,600	$8,688,460

		$8,688,460

Consumer Finance — 1.2%
Discover Financial Services	120,000	$4,920,000

		$4,920,000

Security	Shares	Value

Containers & Packaging — 0.7%
Amcor, Ltd.	350,000	$2,867,306

		$2,867,306

Diversified Financial Services — 1.1%
JPMorgan Chase & Co.	100,000	$4,168,000

		$4,168,000

Diversified Telecommunication Services — 2.5%
BCE, Inc.	45,000	$1,964,700
Deutsche Telekom AG	155,000	1,768,317
Telstra Corp., Ltd.	1,420,000	6,102,444

		$9,835,461

Electric Utilities — 1.4%
Edison International	75,000	$3,520,500
Iberdrola SA	400,000	2,071,583

		$5,592,083

Energy Equipment & Services — 2.0%
Schlumberger, Ltd.	60,559	$4,210,667
Seadrill, Ltd.	90,000	3,646,823

		$7,857,490

Food Products — 3.9%
Kraft Foods Group, Inc.(1)	33,333	$1,515,985
Mondelez International, Inc., Class A	240,000	6,369,600
Nestle SA	119,000	7,555,092

		$15,440,677

Health Care Equipment & Supplies — 2.4%
Covidien PLC	170,000	$9,341,500

		$9,341,500

Health Care Providers & Services — 1.5%
HCA Holdings, Inc.	210,447	$5,978,799

		$5,978,799

Hotels, Restaurants & Leisure — 2.4%
McDonald’s Corp.	76,400	$6,631,520
Wynn Resorts, Ltd.	24,706	2,990,908

		$9,622,428

7	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 2.0%
General Electric Co.	170,000	$3,580,200
Orkla ASA	530,000	4,198,460

		$7,778,660

Insurance — 5.3%
Aflac, Inc.	60,000	$2,986,800
AXA SA	400,000	6,375,480
MetLife, Inc.	50,413	1,789,157
Old Mutual PLC	1,301,250	3,621,972
Prudential Financial, Inc.	65,000	3,708,250
Resolution, Ltd.	750,000	2,644,224

		$21,125,883

IT Services — 4.8%
Accenture PLC, Class A	144,000	$9,707,040
International Business Machines Corp.	46,781	9,100,308

		$18,807,348

Machinery — 1.9%
Deere & Co.	55,000	$4,699,200
PACCAR, Inc.	60,000	2,600,400

		$7,299,600

Media — 0.6%
Time Warner Cable, Inc.	25,000	$2,477,750

		$2,477,750

Metals & Mining — 1.6%
Freeport-McMoRan Copper & Gold, Inc.	165,000	$6,415,200

		$6,415,200

Multi-Utilities — 3.1%
GDF Suez	270,000	$6,197,132
National Grid PLC	375,000	4,276,705
Sempra Energy	23,000	1,604,250

		$12,078,087

Oil, Gas & Consumable Fuels — 10.0%
Chevron Corp.	18,675	$2,058,172
ENI SpA	455,000	10,469,963
Exxon Mobil Corp.	76,529	6,977,149
Occidental Petroleum Corp.	43,160	3,407,913
Phillips 66	97,000	4,574,520

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A	241,000	$8,269,363
Total SA	75,000	3,777,765

		$39,534,845

Pharmaceuticals — 6.8%
Abbott Laboratories	78,000	$5,110,560
AstraZeneca PLC	140,000	6,492,465
Johnson & Johnson	36,785	2,605,114
Sanofi	96,000	8,431,431
Teva Pharmaceutical Industries, Ltd. ADR	100,000	4,042,000

		$26,681,570

Road & Rail — 1.9%
Canadian National Railway Co.	54,000	$4,664,520
Union Pacific Corp.	24,000	2,952,720

		$7,617,240

Software — 3.6%
Microsoft Corp.	220,000	$6,277,700
Oracle Corp.	250,000	7,762,500

		$14,040,200

Specialty Retail — 9.3%
American Eagle Outfitters, Inc.	250,000	$5,217,500
DSW, Inc., Class A	20,529	1,284,910
Home Depot, Inc. (The)	87,000	5,340,060
Industria de Diseno Textil SA	22,000	2,809,226
Kingfisher PLC	1,375,000	6,437,758
Limited Brands, Inc.	135,000	6,465,150
Lowe’s Companies, Inc.	60,000	1,942,800
TJX Companies, Inc. (The)	174,434	7,261,688

		$36,759,092

Textiles, Apparel & Luxury Goods — 0.6%
Adidas AG	30,000	$2,557,106

		$2,557,106

Tobacco — 1.9%
British American Tobacco PLC	50,000	$2,479,978
Japan Tobacco, Inc.	70,000	1,935,657
Philip Morris International, Inc.	35,000	3,099,600

		$7,515,235

8	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.5%
Vodafone Group PLC ADR	70,000	$1,905,400

		$1,905,400

Total Common Stocks (identified cost $318,518,913)		$366,799,923

Preferred Stocks — 4.3%

Security	Shares	Value

Capital Markets — 0.4%
Affiliated Managers Group, Inc., 6.375%	3,105	$80,924
Bank of New York Mellon Corp. (The), 5.20%	12,500	314,500
Charles Schwab Corp. (The), 7.00%(2)	600	699,858
Goldman Sachs Group, Inc. (The), Series I, 5.95%	7,500	187,875
State Street Corp., Series C, 5.25%	18,670	482,246

		$1,765,403

Commercial Banks — 2.1%
Barclays Bank PLC, Series 3, 7.10%	20,500	$517,215
CoBank ACB, Series F, 6.25%(2)(3)	3,100	328,019
Countrywide Capital V, 7.00%	10,000	250,700
Deutsche Bank Contingent Capital Trust III, 7.60%	20,000	535,400
Farm Credit Bank of Texas, Series 1, 10.00%	225	258,328
First Niagara Financial Group, Inc., Series B, 8.625%(2)	15,000	437,850
First Republic Bank, Series A, 6.70%	14,900	404,982
First Republic Bank, Series B, 6.20%	6,000	155,250
JPMorgan Chase & Co., Series 1, 7.90%(2)	700	809,303
KeyCorp, Series A, 7.75%	4,700	580,450
Lloyds Banking Group PLC, 6.657%(2)(3)	795	699,272
Morgan Stanley Capital Trust III, 6.25%	23,500	586,560
PNC Financial Services Group, Inc., Series O, 6.75%(2)	83	97,522
PNC Financial Services Group, Inc., Series P, 6.125%(2)	17,345	485,660
Regions Financial Corp., Series A, 6.375%	18,500	459,725
Texas Capital Bancshares, Inc., 6.50%	9,005	233,004
U.S. Bancorp, Series F, 6.50%(2)	17,000	505,750
Wells Fargo & Co., Series L, 7.50%	605	756,250
Wells Fargo & Co., Series N, 5.20%	3,382	86,545

		$8,187,785

Consumer Finance — 0.3%
Ally Financial, Inc., Series A, 8.50%(2)	14,555	$372,062
Capital One Financial Corp., Series B, 6.00%	11,300	283,743
Discover Financial Services, Series B, 6.50%	14,400	365,851

		$1,021,656

Security	Shares	Value

Diversified Financial Services — 0.3%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(4)	2.40	$275,681
General Electric Capital Corp., Series B, 6.25% to 12/15/22(4)	3.05	333,902
RBS Capital Funding Trust VII, Series G, 6.08%	15	280,500
UBS AG, 7.625%	250	273,764

		$1,163,847

Electric Utilities — 0.2%
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	7,500	$201,562
Southern California Edison Co., Series E, 6.25%(2)	500	559,847

		$761,409

Food Products — 0.1%
Dairy Farmers of America, 7.875%(3)	4,700	$480,428

		$480,428

Insurance — 0.2%
Arch Capital Group, Ltd., Series C, 6.75%	17,000	$460,595
Endurance Specialty Holdings, Ltd., Series A, 7.75%	5,000	137,350
Prudential PLC, 6.50%	170	171,166

		$769,111

Machinery — 0.1%
Stanley Black & Decker, Inc., 5.75%	16,888	$446,477

		$446,477

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	9,400	$239,512

		$239,512

Real Estate Investment Trusts (REITs) — 0.5%
CapLease, Inc., Series A, 8.125%	13,000	$327,600
Cedar Shopping Centers, Inc., Series A, 8.875%	2,697	69,529
Chesapeake Lodging Trust, Series A, 7.75%	15,000	400,350
DDR Corp., Series J, 6.50%	16,000	399,520
Sunstone Hotel Investors, Inc., Series D, 8.00%	14,000	366,625
Vornado Realty Trust, Series K, 5.70%	21,500	547,390

		$2,111,014

Total Preferred Stocks (identified cost $15,958,404)		$16,946,642

9	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Corporate Bonds & Notes — 1.1%

Security	Principal Amount (000’s omitted)	Value

Commercial Banks — 0.2%
American Express Co., 6.80% to 9/1/16, 9/1/66(4)	$350	$381,500
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(4)(5)	400	402,500
Regions Bank, 6.45%, 6/26/37	20	20,700

		$804,700

Electric Utilities — 0.1%
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(4)	$400	$421,901

		$421,901

Industrial Conglomerates — 0.1%
Hutchison Whampoa International 12, Ltd., 6.00% to 5/7/17, 5/29/49(3)(4)	$500	$522,500

		$522,500

Insurance — 0.4%
MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(4)(5)	$350	$529,375
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(3)(4)	550	575,665
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(4)	645	601,463

		$1,706,503

Pipelines — 0.3%
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(4)	$510	$556,368
Southern Union Co., 3.462%, 11/1/66(2)	520	430,950

		$987,318

Total Corporate Bonds & Notes (identified cost $4,031,254)		$4,442,922

Short-Term Investments — 1.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(6)	$7,457	$7,456,966

Total Short-Term Investments (identified cost $7,456,966)		$7,456,966

Total Investments — 100.1% (identified cost $345,965,537)		$395,646,453

Other Assets, Less Liabilities — (0.1)%		$(488,295)

Net Assets — 100.0%		$395,158,158

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $2,605,884 or 0.7% of the Fund’s net assets.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)

The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(6)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

10	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.3%	$226,663,428
United Kingdom	9.3	36,645,080
France	7.4	29,069,630
Ireland	4.8	19,048,540
Australia	4.1	16,322,165
Italy	2.6	10,469,963
Switzerland	2.4	9,648,073
Netherlands	2.3	9,113,216
Germany	2.0	7,859,356
Norway	2.0	7,845,283
Belgium	1.5	5,854,175
Canada	1.2	4,664,520
Spain	1.2	4,880,809
Israel	1.0	4,042,000
Japan	0.5	1,935,657
Cayman Islands	0.3	1,123,963
Bermuda	0.1	460,595

Total Investments	100.0%	$395,646,453

11	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $338,508,571)	$388,189,487
Affiliated investment, at value (identified cost, $7,456,966)	7,456,966
Restricted cash*	20,389
Foreign currency, at value (identified cost, $552,780)	558,788
Dividends and interest receivable	1,470,526
Interest receivable from affiliated investment	312
Receivable for Fund shares sold	359,586
Receivable for open forward foreign currency exchange contracts	972
Tax reclaims receivable	2,191,156
Total assets	$400,248,182
Liabilities
Payable for investments purchased	$3,435,674
Payable for open forward foreign currency exchange contracts	1,263
Payable for Fund shares redeemed	1,043,818
Payable to affiliates:
Investment adviser fee	220,933
Administration fee	50,985
Distribution and service fees	166,626
Trustees’ fees	1,390
Accrued expenses	169,335
Total liabilities	$5,090,024
Net Assets	$395,158,158
Sources of Net Assets
Paid-in capital	$550,584,253
Accumulated net realized loss	(206,287,532)
Accumulated undistributed net investment income	1,086,693
Net unrealized appreciation	49,774,744
Total	$395,158,158
Class A Shares
Net Assets	$212,233,380
Shares Outstanding	30,006,355
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.07
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.50
Class C Shares
Net Assets	$140,506,366
Shares Outstanding	20,024,835
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$7.02
Class I Shares
Net Assets	$41,819,995
Shares Outstanding	5,917,832
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.07
Class R Shares
Net Assets	$598,417
Shares Outstanding	84,755
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $355,123)	$4,909,971
Dividends allocated from Portfolio (net of foreign taxes, $1,939,485)	24,657,475
Interest	60,890
Interest allocated from Portfolio	167,718
Interest allocated from affiliated investment	931
Expenses allocated from Portfolio	(2,292,620)
Expenses allocated from affiliated investment	(84)
Total investment income	$27,504,281

Expenses
Investment adviser fee	$507,334
Administration fee	604,076
Distribution and service fees
Class A	536,098
Class C	1,432,905
Class R	3,068
Trustees’ fees and expenses	1,848
Custodian fee	101,833
Transfer and dividend disbursing agent fees	355,181
Legal and accounting services	51,572
Printing and postage	77,684
Registration fees	67,240
Miscellaneous	23,177
Total expenses	$3,762,016
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$3,762,014

Net investment income	$23,742,267

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$9,555,378
Investment transactions allocated from Portfolio	(6,478,633)
Investment transactions allocated from affiliated investment	5
Foreign currency and forward foreign currency exchange contract transactions	(1,043,753)
Foreign currency and forward foreign currency exchange contract transactions allocated from Portfolio	(341,306)
Net realized gain	$1,691,691
Change in unrealized appreciation (depreciation) —
Investments	$(8,989,461)
Investments allocated from Portfolio	14,355,377
Foreign currency and forward foreign currency exchange contract transactions	328,023
Foreign currency and forward foreign currency exchange contract transactions allocated from Portfolio	(375,013)
Net change in unrealized appreciation (depreciation)	$5,318,926

Net realized and unrealized gain	$7,010,617

Net increase in net assets from operations	$30,752,884

13	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$23,742,267	$25,222,733
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	1,691,691	(147,185)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	5,318,926	(21,157,304)
Net increase in net assets from operations	$30,752,884	$3,918,244
Distributions to shareholders —
From net investment income
Class A	$(12,270,292)	$(14,579,555)
Class C	(7,225,284)	(8,765,184)
Class I	(2,658,855)	(3,065,538)
Class R	(33,862)	(32,095)
Total distributions to shareholders	$(22,188,293)	$(26,442,372)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$51,630,320	$76,521,304
Class C	27,061,137	43,288,325
Class I	18,918,845	44,917,138
Class R	96,843	324,142
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,208,378	12,041,277
Class C	5,727,182	5,688,100
Class I	2,034,987	2,288,131
Class R	31,850	28,753
Cost of shares redeemed
Class A	(71,022,304)	(93,384,415)
Class C	(42,365,864)	(43,063,350)
Class I	(26,853,700)	(30,004,574)
Class R	(137,228)	(203,971)
Net increase (decrease) in net assets from Fund share transactions	$(23,669,554)	$18,440,860

Net decrease in net assets	$(15,104,963)	$(4,083,268)

Net Assets
At beginning of year	$410,263,121	$414,346,389
At end of year	$395,158,158	$410,263,121

Accumulated undistributed net investment income included in net assets
At end of year	$1,086,693	$—

14	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$6.900		$7.270		$7.120		$7.720	$12.640

Income (Loss) From Operations
Net investment income(1)	$0.425	(2)	$0.448	(3)	$0.487	(4)	$0.508	$0.923
Net realized and unrealized gain (loss)	0.141		(0.350)		0.141		(0.523)	(5.087)

Total income (loss) from operations	$0.566		$0.098		$0.628		$(0.015)	$(4.164)

Less Distributions
From net investment income	$(0.396)		$(0.468)		$(0.478)		$(0.585)	$(0.756)

Total distributions	$(0.396)		$(0.468)		$(0.478)		$(0.585)	$(0.756)

Net asset value — End of year	$7.070		$6.900		$7.270		$7.120	$7.720

Total Return(5)	8.35%		1.36%		9.13%		0.50%	(34.35)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$212,233		$215,735		$231,335		$237,034	$161,744
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.26%		1.27%		1.31%		1.33%	1.31%
Net investment income	6.14	%(2)	6.11	%(3)	6.79	%(4)	7.49%	8.72%
Portfolio Turnover of the Portfolio(8)	97	%(9)	124%		156%		177%	256%
Portfolio Turnover of the Fund	35	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.29%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.091 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.87%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.89%.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$6.850		$7.220		$7.080		$7.680	$12.580

Income (Loss) From Operations
Net investment income(1)	$0.369	(2)	$0.391	(3)	$0.432	(4)	$0.446	$0.837
Net realized and unrealized gain (loss)	0.147		(0.347)		0.135		(0.509)	(5.061)

Total income (loss) from operations	$0.516		$0.044		$0.567		$(0.063)	$(4.224)

Less Distributions
From net investment income	$(0.346)		$(0.414)		$(0.427)		$(0.537)	$(0.676)

Total distributions	$(0.346)		$(0.414)		$(0.427)		$(0.537)	$(0.676)

Net asset value — End of year	$7.020		$6.850		$7.220		$7.080	$7.680

Total Return(5)	7.79%		0.47%		8.26%		(0.21)%	(34.86)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$140,506		$147,083		$149,034		$137,459	$108,613
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.01%		2.02%		2.06%		2.08%	2.06%
Net investment income	5.38	%(2)	5.36	%(3)	6.07	%(4)	6.61%	7.94%
Portfolio Turnover of the Portfolio(8)	97	%(9)	124%		156%		177%	256%
Portfolio Turnover of the Fund	35	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.53%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.090 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.13%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.19%.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$6.900		$7.260		$7.120		$7.710	$12.640

Income (Loss) From Operations
Net investment income(1)	$0.442	(2)	$0.467	(3)	$0.509	(4)	$0.527	$0.977
Net realized and unrealized gain (loss)	0.140		(0.337)		0.128		(0.513)	(5.125)

Total income (loss) from operations	$0.582		$0.130		$0.637		$0.014	$(4.148)

Less Distributions
From net investment income	$(0.412)		$(0.490)		$(0.497)		$(0.604)	$(0.782)

Total distributions	$(0.412)		$(0.490)		$(0.497)		$(0.604)	$(0.782)

Net asset value — End of year	$7.070		$6.900		$7.260		$7.120	$7.710

Total Return(5)	8.76%		1.66%		9.27%		0.91%	(34.28)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$41,820		$46,856		$33,513		$16,221	$2,155
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.01%		1.02%		1.06%		1.08%	1.06%
Net investment income	6.39	%(2)	6.38	%(3)	7.15	%(4)	7.59%	9.20%
Portfolio Turnover of the Portfolio(8)	97	%(9)	124%		156%		177%	256%
Portfolio Turnover of the Fund	35	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.060 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.53%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.080 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.28%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.056 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.37%.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

17	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$6.900		$7.260		$7.120		$7.720	$12.660

Income (Loss) From Operations
Net investment income(1)	$0.407	(2)	$0.427	(3)	$0.494	(4)	$0.528	$0.847
Net realized and unrealized gain (loss)	0.135		(0.335)		0.109		(0.557)	(5.057)

Total income (loss) from operations	$0.542		$0.092		$0.603		$(0.029)	$(4.210)

Less Distributions
From net investment income	$(0.382)		$(0.452)		$(0.463)		$(0.571)	$(0.730)

Total distributions	$(0.382)		$(0.452)		$(0.463)		$(0.571)	$(0.730)

Net asset value — End of year	$7.060		$6.900		$7.260		$7.120	$7.720

Total Return(5)	8.14%		1.13%		8.76%		0.29%	(34.63)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$598		$589		$464		$282	$71
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.51%		1.52%		1.56%		1.58%	1.56%
Net investment income	5.89	%(2)	5.85	%(3)	6.95	%(4)	7.88%	8.05%
Portfolio Turnover of the Portfolio(8)	97	%(9)	124%		156%		177%	256%
Portfolio Turnover of the Fund	35	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends (including allocated from the Portfolio) which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.05%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.088 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.64%.

(4)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.055 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.18%.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 22, 2012 through October 31, 2012 when the Fund was making investments directly in securities.

18	See Notes to Financial Statements.

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. Prior to August 22, 2012, the Fund invested all of its investable assets in interests in Global Dividend Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on August 21, 2012, the Fund received its pro-rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio. As of August 22, 2012, the Fund invests directly in securities. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

19

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to August 22, 2012, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $204,930,274 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($481,556), October 31, 2015 ($8,547,018), October 31, 2016 ($89,543,701), October 31, 2017 ($74,538,069), October 31, 2018 ($27,975,696) and October 31, 2019 ($3,844,234). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $829,700 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

20

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$22,188,293	$26,442,372

During the year ended October 31, 2012, accumulated net realized loss was decreased by $232,216, accumulated undistributed net investment income was decreased by $467,281 and paid-in capital was increased by $235,065 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, return of capital distributions from securities and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,060,286
Capital loss carryforward	$(204,930,274)
Net unrealized appreciation	$48,443,893

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, accretion of market discount, distributions from REITs and foreign currency transactions.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to August 22, 2012, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2012, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $2,113,104 and the adviser fee paid by the Fund amounted to $507,334. For the year ended October 31, 2012, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $604,076.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $14,760 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $195,569 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a

21

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $536,098 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2012, the Fund paid or accrued to EVD $1,074,679 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $15,316,000.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2012, the Fund paid or accrued to EVD $1,534 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $358,226 and $1,534 for Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $200 and $22,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from November 1, 2011 through August 21, 2012 aggregated $385,796,695 and $396,504,910, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of assets from the Portfolio, for the period from August 22, 2012 through October 31, 2012 aggregated $135,680,369 and $144,232,420, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2011 through August 21, 2012 were $8,825,199 and $448,859,484, respectively. Included in decreases is $401,364,330, representing the Fund’s interest in the Portfolio as of the close of business on August 21, 2012, which was exchanged for the net assets of the Portfolio having the same fair value, consisting primarily of securities, cash and foreign currency on that date. The Fund’s cost of its investment in the Portfolio on such date of $342,935,779 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

22

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	7,458,906	10,431,626
Issued to shareholders electing to receive payments of distributions in Fund shares	1,625,661	1,659,554
Redemptions	(10,326,061)	(12,682,399)

Net decrease	(1,241,494)	(591,219)

	Year Ended October 31,
Class C	2012	2011

Sales	3,935,447	5,937,372
Issued to shareholders electing to receive payments of distributions in Fund shares	837,098	791,365
Redemptions	(6,208,519)	(5,918,937)

Net increase (decrease)	(1,435,974)	809,800

	Year Ended October 31,
Class I	2012	2011

Sales	2,737,132	6,018,771
Issued to shareholders electing to receive payments of distributions in Fund shares	295,489	316,085
Redemptions	(3,908,430)	(4,155,789)

Net increase (decrease)	(875,809)	2,179,067

	Year Ended October 31,
Class R	2012	2011

Sales	14,217	44,877
Issued to shareholders electing to receive payments of distributions in Fund shares	4,621	3,976
Redemptions	(19,559)	(27,292)

Net increase (decrease)	(721)	21,561

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$347,296,678

Gross unrealized appreciation	$52,686,514
Gross unrealized depreciation	(4,336,739)

Net unrealized appreciation	$48,349,775

23

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	Euro 5,418,241	United States Dollar 7,023,926	Citibank NA	$(637)
11/30/12	Euro 5,418,241	United States Dollar 7,025,535	Standard Chartered Bank	972
11/30/12	Euro 5,418,241	United States Dollar 7,023,937	State Street Bank and Trust Co.	(626)

				$(291)

At October 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2012 the fair value of derivatives with credit-related contingent features in a net liability position was $1,263. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $20,389 at October 31, 2012.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $972, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $972. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$972	(1)	$(1,263	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

24

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(990,326	)(1)	$(291	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $4,275,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$39,612,286	$11,804,090	$—	$51,416,376
Consumer Staples	10,985,185	22,453,358	—	33,438,543
Energy	21,228,421	26,163,914	—	47,392,335
Financials	41,885,388	19,022,479	—	60,907,867
Health Care	27,077,973	14,923,896	—	42,001,869
Industrials	24,515,360	10,975,210	—	35,490,570
Information Technology	43,586,133	—	—	43,586,133
Materials	16,753,960	6,401,239	—	23,155,199
Telecommunication Services	3,870,100	7,870,761	—	11,740,861
Utilities	5,124,750	12,545,420	—	17,670,170

Total Common Stocks	$234,639,556	$132,160,367 *	$—	$366,799,923

Preferred Stocks
Consumer Staples	$—	$480,428	$—	$480,428
Financials	8,531,940	6,486,876	—	15,018,816
Industrials	—	446,477	—	446,477
Utilities	239,512	761,409	—	1,000,921

Total Preferred Stocks	$8,771,452	$8,175,190	$—	$16,946,642

Corporate Bonds & Notes	$—	$4,442,922	$—	$4,442,922
Short-Term Investments	—	7,456,966	—	7,456,966

Total Investments	$243,411,008	$152,235,445	$—	$395,646,453

Forward Foreign Currency Exchange Contracts	$—	$972	$—	$972

Total	$243,411,008	$152,236,417	$—	$395,647,425

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,263)	$—	$(1,263)

Total	$—	$(1,263)	$—	$(1,263)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Dividend Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

27

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $19,803,797 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 30.97% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Global Dividend Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2634-12/12	DIVISRC

Eaton Vance Emerging Markets Local Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Emerging Markets Local Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 53

Federal Tax Information	18

Management and Organization	54

Important Notices	57

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ending October 31, 2012 was a year dominated by central bank easing. The most aggressive action took place in developed-market countries that are burdened with debt. The European Central Bank (ECB) offered low-interest, three-year loans to banks, as the region’s debt crisis made it difficult for banks to fund their operations in the public markets. The ECB also cut its main interest rate three times, to a record low of 0.75%, and unveiled a plan to buy bonds of troubled eurozone governments. With their key policy rates already near zero, the U.S. Federal Reserve (the Fed), Bank of Japan and Bank of England relied on quantitative easing to try to reduce longer-term borrowing costs and spur economic growth. In addition, the Fed continued with “Operation Twist,” a stimulus program that was set to expire in June 2012 but that was extended through the end of 2012.

In the United States, gross domestic product (GDP) growth slid from an annual rate of 4.1% in the fourth quarter of 2011 to 2.7% or less in each of the next three quarters. Growth in Germany and Japan also decelerated, Spain and Italy entered recession, and France appeared to be heading in that direction. Latin American and emerging Asian economies grew faster than their developed-market counterparts. However, their growth rates slowed, causing central banks in Brazil, China and other countries in these regions to reduce interest rates.

The world’s bond markets generally posted positive returns during the fiscal year. Higher-risk securities delivered some of the strongest gains, as investors chased yield in the low-rate environment. For example, local bond prices appreciated throughout much of the emerging world. In the foreign exchange markets, most Latin American and Asian currencies strengthened versus the U.S. dollar, and most Central and Eastern European currencies strengthened versus the euro. On a total return basis, the Mexican peso and Philippine peso did especially well versus the U.S. dollar, while the Polish zloty was a standout performer versus the euro.

Fund Performance

For the fiscal year ending October, 31, 2012, Eaton Vance Emerging Markets Local Income Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 7.31%. By comparison, the Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index (the Index),2 gained 7.25% during the period.

The Fund’s investments in benchmark countries in Asia helped performance versus the Index, led by overweight positions in Malaysia and the Philippines. Malaysia’s economy has been a strong performer in the region, buoyed by robust domestic demand and government spending on infrastructure projects.

In the Philippines, economic growth was better than expected, and the country’s budget deficit narrowed. An underweight in South Africa also added value. Toward the end of the period, illegal strikes in the nation’s mining industry spread to the public sector.

In Latin America, the Fund’s exposure to benchmark countries had minimal impact on relative performance versus the Index. An overweight in Mexico was positive, but the benefit was offset by underweight positions in Brazil and Colombia. Economic data coming out of Mexico was strong, and the country had peaceful elections in July 2012. Brazil’s economy showed signs of improvement following a series of tax and interest-rate cuts, and Colombia’s investor-friendly policies attracted capital flows throughout the period.

In Central and Eastern Europe, the Fund’s benchmark positions detracted from relative results versus the Index because of underweight positions in Russia and Hungary. Despite the business climate in Russia, investors still sought the yields available on the country’s bonds. Yield-hungry investors also gravitated toward Hungarian sovereign debt, even though it was downgraded by all of the major credit ratings agencies.

Investments in non-benchmark countries contributed positively to performance versus the Index, driven by short-duration currency positions in Singapore, Georgia and Uruguay. Singapore’s central bank permitted steady appreciation of the Singapore dollar during the fiscal year to curb import inflation. In the Republic of Georgia, real GDP growth has been about 6% since 2004, unemployment and inflation have fallen, and foreign direct investment flows have been strong. Uruguay is more business-friendly than Brazil and Argentina and has been attracting a significant amount of foreign direct investment as a result.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/27/2007	7.31%	7.40%	8.91%
Class A with 4.75% Maximum Sales Charge	—	2.22	6.36	7.92
Class C at NAV	08/03/2010	6.57	—	4.92
Class C with 1% Maximum Sales Charge	—	5.57	—	4.92
Class I at NAV	11/30/2009	7.64	—	7.90
J.P. Morgan GBI-EM Global Diversified Index	06/27/2007	7.25%	7.92%	9.55%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I
Gross		1.40%	2.10%	1.11%
Net		1.25	1.95	0.95

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	08/03/2010	$11,141	N.A.
Class I	$250,000	11/30/2009	$312,400	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Fund Profile5

Asset Allocation (% of net assets)6

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)[7]
Malaysia	12.6%	Hong Kong	1.7%
Mexico	12.0	Platinum	1.2
Turkey	11.8	Norway	1.0
Brazil	11.0	Singapore	1.0
Poland	10.9	Sweden	1.0
Indonesia	9.8	Uruguay	0.7
Russia	9.1	Georgia	0.7
South Africa	8.6	Dominican Republic	0.4
Thailand	7.3	Bosnia and Herzegovina	0.3
Hungary	5.9	Chile	0.2
Serbia	4.8	Ghana	0.1
Nigeria	4.6	Egypt	0.0	*
Colombia	4.0	New Zealand	0.0	*
India	3.4	Costa Rica	0.0	*
Peru	3.1	Japan	-1.1
China	2.2	Australia	-1.4
South Korea	2.0	Taiwan	-2.6
Sri Lanka	2.0	Euro	-11.4

Philippines	2.0	Total Long	135.4

		Total Short	-16.5

		Total Net	118.9

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

J.P. Morgan GBI-EM Global Diversified Index is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expenses associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/28/13. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statement of Assets and Liabilities for details.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.90	$7.14	**	1.40%
Class C	$1,000.00	$1,026.40	$10.70	**	2.10%
Class I	$1,000.00	$1,031.40	$5.62	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.10	**	1.40%
Class C	$1,000.00	$1,014.60	$10.63	**	2.10%
Class I	$1,000.00	$1,019.60	$5.58	**	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $616,240,187)	$608,455,503
Receivable for Fund shares sold	1,882,151
Receivable from affiliate	2,053
Total assets	$610,339,707

Liabilities
Payable for Fund shares redeemed	$2,588,013
Distributions payable	745,188
Payable to affiliates:
Distribution and service fees	154,195
Trustees’ fees	42
Accrued expenses	177,477
Total liabilities	$3,664,915
Net Assets	$606,674,792

Sources of Net Assets
Paid-in capital	$619,270,615
Accumulated net realized loss from Portfolio	(4,303,802)
Accumulated distributions in excess of net investment income	(507,337)
Net unrealized depreciation from Portfolio	(7,784,684)
Total	$606,674,792

Class A Shares
Net Assets	$261,861,948
Shares Outstanding	26,265,324
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.97
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.47

Class C Shares
Net Assets	$101,084,872
Shares Outstanding	10,128,517
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.98

Class I Shares
Net Assets	$243,727,972
Shares Outstanding	24,353,910
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio (net of foreign taxes, $772,334)	$38,513,478
Dividends allocated from Portfolio (net of foreign taxes, $2,231)	33,549
Expenses allocated from Portfolio	(5,764,048)
Total investment income from Portfolio	$32,782,979

Expenses
Distribution and service fees
Class A	$805,932
Class C	978,749
Trustees’ fees and expenses	500
Custodian fee	38,345
Transfer and dividend disbursing agent fees	496,325
Legal and accounting services	30,830
Printing and postage	186,672
Registration fees	44,381
Miscellaneous	19,651
Total expenses	$2,601,385
Deduct —
Allocation of expenses to affiliate	$84,637
Total expense reductions	$84,637

Net expenses	$2,516,748

Net investment income	$30,266,231

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $132,957) and (including a gain of $472,461 from precious metals)	$(13,298,469)
Securities sold short	45,058
Futures contracts	(106,978)
Swap contracts	1,897,332
Forward commodity contracts	(318,252)
Foreign currency and forward foreign currency exchange contract transactions	8,724,684
Net realized loss	$(3,056,625)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $837,983 from precious metals)	$10,589,376
Written options	502,332
Securities sold short	(1,649,084)
Futures contracts	30,214
Swap contracts	1,886,506
Forward commodity contracts	543,136
Foreign currency and forward foreign currency exchange contracts	(1,990,426)
Net change in unrealized appreciation (depreciation)	$9,912,054

Net realized and unrealized gain	$6,855,429

Net increase in net assets from operations	$37,121,660

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$30,266,231	$22,683,875
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(3,056,625)	(12,674,560)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	9,912,054	(21,059,082)
Net increase (decrease) in net assets from operations	$37,121,660	$(11,049,767)
Distributions to shareholders —
From net investment income
Class A	$(11,289,147)	$(13,766,599)
Class C	(3,687,596)	(3,432,849)
Class I	(9,722,294)	(8,012,176)
From net realized gain
Class A	(1,304,242)	—
Class C	(487,295)	—
Class I	(1,167,310)	—
Tax return of capital
Class A	(7,808,080)	(6,681,169)
Class C	(2,550,506)	(1,666,022)
Class I	(6,724,374)	(3,888,448)
Total distributions to shareholders	$(44,740,844)	$(37,447,263)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$97,912,655	$334,593,866
Class C	31,119,256	80,573,397
Class I	148,261,177	259,135,813
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	18,048,485	16,566,127
Class C	5,256,990	3,845,238
Class I	11,240,745	8,032,444
Cost of shares redeemed
Class A	(157,644,245)	(192,302,074)
Class C	(33,604,560)	(12,406,580)
Class I	(129,886,076)	(82,306,954)
Net increase (decrease) in net assets from Fund share transactions	$(9,295,573)	$415,731,277

Net increase (decrease) in net assets	$(16,914,757)	$367,234,247

Net Assets
At beginning of year	$623,589,549	$256,355,302
At end of year	$606,674,792	$623,589,549

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(507,337)	$(1,026,353)

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$10.020		$10.830		$9.850	$8.280	$10.770

Income (Loss) From Operations
Net investment income(1)	$0.504		$0.470		$0.450	$0.487	$0.475
Net realized and unrealized gain (loss)	0.190		(0.498)		1.312	1.864	(1.727)

Total income (loss) from operations	$0.694		$(0.028)		$1.762	$2.351	$(1.252)

Less Distributions
From net investment income	$(0.410)		$(0.527)		$(0.658)	$(0.781)	$(0.640)
From net realized gain	(0.050)		—		(0.026)	—	(0.381)
Tax return of capital	(0.284)		(0.255)		(0.098)	—	(0.217)

Total distributions	$(0.744)		$(0.782)		$(0.782)	$(0.781)	$(1.238)

Net asset value — End of year	$9.970		$10.020		$10.830	$9.850	$8.280

Total Return(2)	7.31%		(0.33)%		18.65%	30.05%	(13.38)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$261,862		$307,098		$175,501	$5,291	$1,529
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.40	%(6)	1.33	%(6)	1.25%	1.25%	1.25%
Net investment income	5.13%		4.48%		4.28%	5.37%	4.73%
Portfolio Turnover of the Portfolio	24%		16%		17%	26%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.01%, 0.07%, 0.36%, 4.25% and 4.63% of average daily net assets for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively).

(6)	Includes interest and dividend expense primarily on securities sold short of 0.15% and 0.08% for the years ended October 31, 2012 and 2011, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$10.030		$10.840		$10.430

Income (Loss) From Operations
Net investment income(2)	$0.435		$0.395		$0.073
Net realized and unrealized gain (loss)	0.191		(0.497)		0.510

Total income (loss) from operations	$0.626		$(0.102)		$0.583

Less Distributions
From net investment income	$(0.370)		$(0.477)		$(0.128)
From net realized gain	(0.050)		—		(0.026)
Tax return of capital	(0.256)		(0.231)		(0.019)

Total distributions	$(0.676)		$(0.708)		$(0.173)

Net asset value — End of period	$9.980		$10.030		$10.840

Total Return(3)	6.57%		(1.02)%		5.63	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,085		$99,260		$34,064
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.10	%(8)	2.03	%(8)	1.95	%(9)
Net investment income	4.43%		3.77%		2.74	%(9)
Portfolio Turnover of the Portfolio	24%		16%		17	%(10)

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2012 and 2011 and for the period from commencement of operations on August 3, 2010 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense primarily on securities sold short of 0.15% and 0.08% for the years ended October 31, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$10.060		$10.870		$10.060

Income (Loss) From Operations
Net investment income(2)	$0.535		$0.507		$0.438
Net realized and unrealized gain (loss)	0.191		(0.505)		1.115

Total income from operations	$0.726		$0.002		$1.553

Less Distributions
From net investment income	$(0.429)		$(0.547)		$(0.624)
From net realized gain	(0.050)		—		(0.026)
Tax return of capital	(0.297)		(0.265)		(0.093)

Total distributions	$(0.776)		$(0.812)		$(0.743)

Net asset value — End of period	$10.010		$10.060		$10.870

Total Return(3)	7.64%		(0.03)%		16.13	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$243,728		$217,232		$46,791
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.10	%(8)	1.04	%(8)	0.95	%(9)
Net investment income	5.43%		4.81%		4.51	%(9)
Portfolio Turnover of the Portfolio	24%		16%		17	%(10)

(1)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.01%, 0.07% and 0.36% of average daily net assets for the years ended October 31, 2012 and 2011 and for the period from commencement of operations on November 30, 2009 to October 31, 2010, respectively).

(8)	Includes interest and dividend expense primarily on securities sold short of 0.15% and 0.09% for the years ended October 31, 2012 and 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Notes 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (78.5% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2012, a capital loss carryforward of $8,648,347 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for

13

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Notes to Financial Statements — continued

each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$24,699,037	$25,211,624
Long-term capital gains	$2,958,847	$—
Tax return of capital	$17,082,960	$12,235,639

During the year ended October 31, 2012, accumulated net realized loss was decreased by $14,800,340, accumulated undistributed net investment income was decreased by $5,048,178 and paid-in capital was decreased by $9,752,162 due to differences between book and tax accounting, primarily for swap contracts, paydown gain (loss), premium amortization, foreign currency gain (loss), futures contracts, options contracts and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(11,850,635)
Other temporary differences	$(745,188)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, foreign currency transactions, tax accounting for straddle transactions, and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2012, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 1.95% and 0.95% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $84,637 of the Fund’s operating expenses for the year ended October 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $10,792 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $112,413 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $805,932 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $734,062 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $244,687 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $77,000 and $6,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $96,085,220 and $152,857,858, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	9,941,803	31,606,118
Issued to shareholders electing to receive payments of distributions in Fund shares	1,840,583	1,584,723
Redemptions	(16,163,479)	(18,743,298)

Net increase (decrease)	(4,381,093)	14,447,543

	Year Ended October 31,
Class C	2012	2011

Sales	3,147,746	7,597,595
Issued to shareholders electing to receive payments of distributions in Fund shares	535,639	367,942
Redemptions	(3,449,990)	(1,211,880)

Net increase	233,395	6,753,657

15

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2012	2011

Sales	14,947,859	24,542,760
Issued to shareholders electing to receive payments of distributions in Fund shares	1,142,432	766,509
Redemptions	(13,340,483)	(8,011,451)

Net increase	2,749,808	17,297,818

16

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

17

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  The Fund paid foreign taxes of $774,565 and recognized foreign source income of $37,954,091.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $3,690,126 or, if subsequently determined to be different, the net capital gain of such year.

18

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Foreign Government Bonds — 78.4%

Security		Principal Amount	Value

Albania — 0.6%
Republic of Albania, 7.50%, 11/4/15	EUR	3,500,000	$4,630,656

Total Albania			$4,630,656

Bermuda — 0.1%
Government of Bermuda, 5.603%, 7/20/20(1)	USD	900,000	$1,063,700

Total Bermuda			$1,063,700

Bosnia and Herzegovina — 0.3%
Bosnia & Herzegovina Government Bond, 2.50%, 8/31/14	BAM	16,594	$9,842
Bosnia & Herzegovina Government Bond, 2.50%, 9/30/14	BAM	86,137	51,752
Bosnia & Herzegovina Government Bond, 2.50%, 3/31/15	BAM	76,307	42,982
Bosnia & Herzegovina Government Bond, 2.50%, 8/31/15	BAM	120,409	66,782
Republic of Srpska, 1.50%, 6/30/23	BAM	262,652	93,124
Republic of Srpska, 1.50%, 10/30/23	BAM	193,820	65,379
Republic of Srpska, 1.50%, 12/15/23	BAM	47,963	16,055
Republic of Srpska, 1.50%, 5/31/25	BAM	5,336,944	1,547,730
Republic of Srpska, 1.50%, 6/9/25	BAM	533,631	156,452

Total Bosnia and Herzegovina			$2,050,098

Brazil — 5.7%
Letra do Tesouro Nacional, 0.00%, 1/1/15	BRL	11,193,000	$4,677,214
Nota do Tesouro Nacional, 6.00%, 5/15/15(2)	BRL	3,302,663	1,778,583
Nota do Tesouro Nacional, 10.00%, 1/1/14	BRL	23,509,000	11,889,636
Nota do Tesouro Nacional, 10.00%, 1/1/17	BRL	21,314,000	11,045,019
Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	16,127,000	8,376,146
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	396,839
Republic of Brazil, 12.50%, 1/5/16	BRL	10,030,000	6,205,015

Total Brazil			$44,368,452

Chile — 0.2%
Government of Chile, 6.00%, 3/1/18	CLP	300,000,000	$643,652
Government of Chile, 6.00%, 1/1/20	CLP	465,000,000	1,006,352

Total Chile			$1,650,004

Colombia — 3.9%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000,000	$4,360,012
Republic of Colombia, 9.85%, 6/28/27	COP	8,093,000,000	6,914,394
Republic of Colombia, 12.00%, 10/22/15	COP	19,718,000,000	13,345,265

Security		Principal Amount	Value

Colombia (continued)
Titulos De Tesoreria B, 9.25%, 5/14/14	COP	2,500,000,000	$1,452,561
Titulos De Tesoreria B, 11.25%, 10/24/18	COP	5,461,000,000	3,831,538

Total Colombia			$29,903,770

Costa Rica — 0.0%(3)
Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	56,227,473	$87,009
Titulo Propiedad Ud, 1.63%, 7/13/16(2)	CRC	6,316,817	11,959

Total Costa Rica			$98,968

Cyprus — 0.2%
Republic of Cyprus, 3.75%, 6/3/13	EUR	1,110,000	$1,330,821
Republic of Cyprus, 4.625%, 2/3/20	EUR	600,000	514,442

Total Cyprus			$1,845,263

Dominican Republic — 0.4%
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank NA), 13.00%, 2/25/13(4)	DOP	107,000,000	$2,742,794

Total Dominican Republic			$2,742,794

Georgia — 0.6%
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	1,994,000	$1,208,957
Georgia Treasury Bond, 8.90%, 1/12/14	GEL	850,000	523,266
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	370,000	227,969
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	403,000	260,024
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	500,000	337,497
Georgia Treasury Bond, 12.20%, 5/13/13	GEL	1,484,000	920,110
Georgia Treasury Bond, 12.80%, 2/10/13	GEL	500,000	306,456
Georgia Treasury Bond, 13.80%, 12/16/12	GEL	1,246,000	757,948

Total Georgia			$4,542,227

Germany — 0.8%
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	3,150,000	$5,859,687

Total Germany			$5,859,687

Ghana — 0.1%
Ghana Government Bond, 23.00%, 8/21/17	GHS	1,400,000	$837,795

Total Ghana			$837,795

Hungary — 5.9%
Hungary Government Bond, 5.50%, 2/12/14	HUF	2,120,600,000	$9,666,830
Hungary Government Bond, 5.50%, 2/12/16	HUF	367,700,000	1,650,751
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000,000	824,981

19	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount	Value

Hungary (continued)
Hungary Government Bond, 6.50%, 6/24/19	HUF	579,100,000	$2,643,773
Hungary Government Bond, 6.75%, 2/12/13	HUF	505,300,000	2,310,421
Hungary Government Bond, 6.75%, 2/24/17	HUF	1,554,520,000	7,217,809
Hungary Government Bond, 6.75%, 11/24/17	HUF	1,123,980,000	5,231,451
Hungary Government Bond, 7.00%, 6/24/22	HUF	435,000,000	2,005,057
Hungary Government Bond, 7.50%, 10/24/13	HUF	796,000,000	3,699,066
Hungary Government Bond, 7.50%, 11/12/20	HUF	668,800,000	3,203,239
Hungary Government Bond, 8.00%, 2/12/15	HUF	455,000,000	2,170,503
National Bank of Hungary, 8.875%, 11/1/13	USD	710,000	729,023
Republic of Hungary, 3.50%, 7/18/16	EUR	1,362,000	1,700,885
Republic of Hungary, 4.375%, 7/4/17	EUR	374,000	473,954
Republic of Hungary, 4.50%, 1/29/14	EUR	1,539,000	2,020,666

Total Hungary			$45,548,409

Indonesia — 9.5%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000,000	$3,534,608
Indonesia Government Bond, 7.375%, 9/15/16	IDR	74,748,000,000	8,360,873
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000,000	578,819
Indonesia Government Bond, 8.25%, 6/15/32	IDR	30,296,000,000	3,783,452
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000,000	1,776,262
Indonesia Government Bond, 9.00%, 9/15/13	IDR	26,300,000,000	2,834,195
Indonesia Government Bond, 9.00%, 9/15/18	IDR	13,080,000,000	1,603,122
Indonesia Government Bond, 9.50%, 6/15/15	IDR	33,485,000,000	3,842,363
Indonesia Government Bond, 9.50%, 7/15/23	IDR	35,245,000,000	4,733,582
Indonesia Government Bond, 9.50%, 7/15/31	IDR	118,958,000,000	16,533,985
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000,000	810,331
Indonesia Government Bond, 10.00%, 7/15/17	IDR	10,200,000,000	1,265,153
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000,000	3,086,062
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000,000	1,218,274
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000,000	3,209,089
Indonesia Government Bond, 10.50%, 8/15/30	IDR	30,978,000,000	4,634,606
Indonesia Government Bond, 10.50%, 7/15/38	IDR	10,900,000,000	1,671,031
Indonesia Government Bond, 11.00%, 11/15/20	IDR	14,560,000,000	2,034,366
Indonesia Government Bond, 11.00%, 9/15/25	IDR	16,440,000,000	2,453,279
Indonesia Government Bond, 11.25%, 5/15/14	IDR	16,743,000,000	1,903,218
Indonesia Government Bond, 11.50%, 9/15/19	IDR	25,200,000,000	3,510,201

Total Indonesia			$73,376,871

Malaysia — 4.4%
Malaysia Government Bond, 3.502%, 5/31/27	MYR	4,125,000	$1,329,149
Malaysia Government Bond, 3.741%, 2/27/15	MYR	24,076,000	8,027,670
Malaysia Government Bond, 3.814%, 2/15/17	MYR	7,003,000	2,358,209
Malaysia Government Bond, 4.012%, 9/15/17	MYR	10,786,000	3,665,678
Malaysia Government Bond, 4.16%, 7/15/21	MYR	26,063,000	8,969,531

Security		Principal Amount	Value

Malaysia (continued)
Malaysia Government Bond, 4.24%, 2/7/18	MYR	15,775,000	$5,423,803
Malaysia Government Bond, 4.378%, 11/29/19	MYR	3,750,000	1,308,218
Malaysia Government Bond, 4.392%, 4/15/26	MYR	4,047,000	1,437,379
Malaysia Government Bond, 4.498%, 4/15/30	MYR	3,480,000	1,244,666

Total Malaysia			$33,764,303

Mexico — 4.4%
Mexican Bonos, 7.25%, 12/15/16	MXN	20,800,000	$1,716,726
Mexican Bonos, 7.50%, 6/3/27	MXN	30,480,000	2,669,530
Mexican Bonos, 7.75%, 12/14/17	MXN	9,500,000	811,027
Mexican Bonos, 8.00%, 12/19/13	MXN	61,900,000	4,899,635
Mexican Bonos, 8.00%, 6/11/20	MXN	21,018,000	1,868,167
Mexican Bonos, 8.50%, 12/13/18	MXN	6,832,600	608,016
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000,000	3,703,007
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100,000	3,425,985
Mexican Bonos, 9.50%, 12/18/14	MXN	23,060,000	1,923,458
Mexican Bonos, 10.00%, 12/5/24	MXN	63,550,000	6,716,401
Mexican Bonos, 10.00%, 11/20/36	MXN	56,570,000	6,125,200

Total Mexico			$34,467,152

New Zealand — 2.8%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	1,570,000	$1,438,715
New Zealand Government Bond, 5.50%, 4/15/23	NZD	7,032,000	6,794,025
New Zealand Government Bond, 6.00%, 12/15/17	NZD	1,570,000	1,486,702
New Zealand Government Bond, 6.00%, 5/15/21	NZD	12,363,000	12,200,038

Total New Zealand			$21,919,480

Nigeria — 0.4%
Nigeria Treasury Bond, 16.00%, 6/29/19	NGN	251,000,000	$1,797,720
Nigeria Treasury Bond, 16.39%, 1/27/22	NGN	225,472,000	1,669,506

Total Nigeria			$3,467,226

Peru — 2.6%
Republic of Peru, 6.90%, 8/12/37(1)	PEN	2,367,000	$1,125,318
Republic of Peru, 6.90%, 8/12/37	PEN	2,700,000	1,283,633
Republic of Peru, 6.90%, 8/12/37(5)	PEN	4,730,000	2,248,735
Republic of Peru, 6.95%, 8/12/31	PEN	2,000,000	942,157
Republic of Peru, 7.84%, 8/12/20	PEN	1,782,000	852,664
Republic of Peru, 7.84%, 8/12/20(5)	PEN	15,334,000	7,337,125
Republic of Peru, 8.20%, 8/12/26	PEN	5,775,000	3,053,742
Republic of Peru, 8.60%, 8/12/17	PEN	5,305,000	2,533,258
Republic of Peru, 9.91%, 5/5/15	PEN	1,760,000	790,795

Total Peru			$20,167,427

20	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount	Value

Philippines — 1.1%
Republic of the Philippines, 4.95%, 1/15/21	PHP	139,000,000	$3,719,886
Republic of the Philippines, 6.25%, 1/14/36	PHP	150,000,000	4,280,675
Republic of the Philippines, 8.75%, 3/3/13	PHP	28,430,000	709,070

Total Philippines			$8,709,631

Poland — 0.6%
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	$1,176,624
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420,000	1,860,844
Poland Government Bond, 6.25%, 10/24/15	PLN	2,900,000	966,862
Republic of Poland, 3.00%, 3/17/23	USD	662,000	656,755

Total Poland			$4,661,085

Russia — 7.8%
Russia Foreign Bond, 7.85%, 3/10/18(1)	RUB	630,000,000	$21,557,045
Russia Foreign Bond, 7.85%, 3/10/18(5)	RUB	250,000,000	8,554,383
Russia Government Bond, 7.00%, 6/3/15	RUB	240,063,000	7,718,019
Russia Government Bond, 7.10%, 3/13/14	RUB	449,000,000	14,432,089
Russia Government Bond, 7.35%, 1/20/16	RUB	68,000,000	2,203,037
Russia Government Bond, 7.40%, 6/14/17	RUB	103,974,000	3,375,582
Russia Government Bond, 7.60%, 4/14/21	RUB	88,535,000	2,887,499

Total Russia			$60,727,654

Serbia — 3.0%
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	401,520,000	$4,547,510
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	237,360,000	2,563,840
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	539,100,000	5,790,453
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	202,000,000	2,017,594
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	673,400,000	6,622,499
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	76,900,000	739,019
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	23,880,000	224,237
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	109,590,000	1,105,168

Total Serbia			$23,610,320

Slovenia — 0.7%
Republic of Slovenia, 4.125%, 1/26/20	EUR	300,000	$361,237
Republic of Slovenia, 4.375%, 1/18/21	EUR	2,650,000	3,180,621
Republic of Slovenia, 5.50%, 10/26/22(1)	USD	1,852,000	1,859,068

Total Slovenia			$5,400,926

South Africa — 5.5%
Republic of South Africa, 6.25%, 3/31/36	ZAR	64,175,000	$5,725,898
Republic of South Africa, 6.75%, 3/31/21	ZAR	45,745,000	5,308,533
Republic of South Africa, 7.00%, 2/28/31	ZAR	19,600,000	1,987,239

Security		Principal Amount	Value

South Africa (continued)
Republic of South Africa, 7.25%, 1/15/20	ZAR	32,400,000	$3,905,275
Republic of South Africa, 7.50%, 1/15/14	ZAR	34,500,000	4,088,588
Republic of South Africa, 8.25%, 9/15/17	ZAR	19,430,000	2,468,292
Republic of South Africa, 8.75%, 12/21/14	ZAR	29,990,000	3,721,103
Republic of South Africa, 10.50%, 12/21/26	ZAR	30,356,000	4,331,911
Republic of South Africa, 13.50%, 9/15/15	ZAR	81,005,000	11,315,457

Total South Africa			$42,852,296

Sri Lanka — 0.6%
Republic of Sri Lanka, 5.875%, 7/25/22(1)	USD	1,140,000	$1,266,483
Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	950,000	1,068,750
Republic of Sri Lanka, 6.25%, 10/4/20(5)	USD	390,000	438,750
Sri Lanka Government Bond, 8.50%, 1/15/13	LKR	170,340,000	1,300,330
Sri Lanka Government Bond, 10.50%, 4/1/13	LKR	49,400,000	377,092

Total Sri Lanka			$4,451,405

Thailand — 3.6%
Kingdom of Thailand, 3.125%, 12/11/15	THB	120,041,000	$3,932,798
Kingdom of Thailand, 3.85%, 12/12/25	THB	62,668,000	2,106,068
Kingdom of Thailand, 3.875%, 6/13/19	THB	44,600,000	1,519,155
Kingdom of Thailand, 4.25%, 3/13/13	THB	124,861,000	4,094,182
Kingdom of Thailand, 4.50%, 4/9/24	THB	61,371,000	2,192,935
Kingdom of Thailand, 4.75%, 12/20/24	THB	30,000,000	1,097,571
Kingdom of Thailand, 5.25%, 5/12/14	THB	275,409,000	9,303,424
Kingdom of Thailand, 5.67%, 3/13/28	THB	92,500,000	3,753,828

Total Thailand			$27,999,961

Turkey — 11.8%
Turkey Government Bond, 0.00%, 7/17/13	TRY	25,300,000	$13,504,060
Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	10,846,458	6,985,906
Turkey Government Bond, 8.00%, 10/9/13	TRY	15,615,000	8,819,230
Turkey Government Bond, 9.00%, 1/27/16	TRY	5,100,000	2,994,561
Turkey Government Bond, 9.00%, 3/8/17	TRY	13,255,000	7,860,566
Turkey Government Bond, 9.50%, 1/12/22	TRY	2,090,000	1,282,566
Turkey Government Bond, 10.00%, 1/9/13	TRY	6,225,000	3,506,663
Turkey Government Bond, 10.00%, 4/10/13	TRY	29,195,000	16,608,983
Turkey Government Bond, 10.00%, 6/17/15	TRY	23,800,000	14,220,251
Turkey Government Bond, 10.50%, 1/15/20	TRY	6,051,000	3,887,156
Turkey Government Bond, 11.00%, 8/6/14	TRY	17,891,000	10,649,761
Turkey Government Bond, 16.00%, 8/28/13	TRY	1,330,000	799,484

Total Turkey			$91,119,187

21	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount	Value

Uruguay — 0.3%
Monetary Regulation Bill, 0.00%, 1/11/13	UYU	7,500,000	$372,730
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	5,900,000	276,968
Monetary Regulation Bill, 0.00%, 2/27/14(2)	UYU	1,981,103	97,913
Republic of Uruguay, 4.375%, 12/15/28(2)	UYU	18,296,141	1,103,327
Uruguay Notas Del Teso, 10.25%, 8/22/15	UYU	7,240,000	372,997

Total Uruguay			$2,223,935

Venezuela — 0.5%
Bolivarian Republic of Venezuela, 7.00%, 3/31/38(5)	USD	1,297,000	$933,840
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(5)	USD	1,368,100	1,214,189
Bolivarian Republic of Venezuela, 11.75%, 10/21/26(5)	USD	1,639,000	1,667,682

Total Venezuela			$3,815,711

Total Foreign Government Bonds (identified cost $612,729,617)			$607,876,393

Common Stocks — 0.4%

Security		Shares	Value

France — 0.1%
Sanofi		2,403	$211,049
Total SA		4,163	209,691

Total France			$420,740

Germany — 0.2%
Deutsche EuroShop AG		16,011	$654,369
Deutsche Wohnen AG		33,254	609,023
GSW Immobilien AG		15,096	620,510

Total Germany			$1,883,902

Luxembourg — 0.1%
GAGFAH SA(6)		49,517	$563,546

Total Luxembourg			$563,546

Total Common Stocks (identified cost $2,463,626)			$2,868,188

Precious Metals — 1.0%

Description		Troy Ounces	Value
Platinum(6)		4,784	$7,508,916

Total Precious Metals (identified cost $8,395,923)			$7,508,916

Currency Call Options Purchased — 0.1%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Australia and New Zealand Banking Group Limited	INR 153,000	INR 54.00	8/12/13	$51,592
Indian Rupee	Australia and New Zealand Banking Group Limited	INR 123,000	INR 54.00	8/12/13	41,476
Indian Rupee	Bank of America	INR 204,774	INR 52.00	5/6/13	28,431
Indian Rupee	Bank of America	INR 186,766	INR 52.00	5/6/13	25,931
Indian Rupee	Bank of America	INR 187,000	INR 55.00	7/1/13	86,386
Indian Rupee	Bank of America	INR 155,000	INR 54.00	8/12/13	52,267
Indian Rupee	Bank of America	INR 173,000	INR 55.00	8/16/13	79,597
Indian Rupee	Barclays Bank PLC	INR 205,061	INR 52.00	5/6/13	28,471
Indian Rupee	Barclays Bank PLC	INR 153,000	INR 54.00	8/12/13	51,593
Indian Rupee	Deutsche Bank	INR 161,200	INR 51.00	5/8/13	14,120
Indian Rupee	Deutsche Bank	INR 150,000	INR 54.00	8/12/13	50,581
Indian Rupee	Goldman Sachs International	INR 187,000	INR 51.00	5/8/13	16,380
Indian Rupee	Goldman Sachs International	INR 154,000	INR 55.00	7/1/13	71,141
Indian Rupee	Goldman Sachs International	INR 100,000	INR 54.00	8/12/13	33,721
Indian Rupee	Goldman Sachs International	INR 110,000	INR 55.00	8/19/13	50,926
Indian Rupee	HSBC Bank USA	INR 190,800	INR 53.00	7/3/13	44,207
Indian Rupee	JPMorgan Chase Bank	INR 159,000	INR 53.00	7/3/13	36,839
Indian Rupee	JPMorgan Chase Bank	INR 108,000	INR 54.00	8/12/13	36,418
Indian Rupee	JPMorgan Chase Bank	INR 105,000	INR 54.00	8/12/13	35,407
Indian Rupee	Standard Chartered Bank	INR 165,900	INR 52.00	5/6/13	23,034
Indian Rupee	Standard Chartered Bank	INR 106,000	INR 53.00	7/3/13	24,560

Total Currency Call Options Purchased (identified cost $733,333)					$883,078

Currency Put Options Purchased — 0.0%(3)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value
Yuan Offshore Renminbi	Barclays Bank PLC	CNH 21,665	CNH 6.50	5/20/13	$8,206
Yuan Offshore Renminbi	Citibank NA	CNH 20,488	CNH 6.50	5/20/13	7,760

22	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Yuan Offshore Renminbi	HSBC Bank USA	CNH 23,153	CNH 6.50	5/20/13	$8,769
Yuan Offshore Renminbi	Standard Chartered Bank	CNH 19,403	CNH 6.50	5/20/13	7,349

Total Currency Put Options Purchased (identified cost $111,836)					$32,084

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

Brent Crude Oil Future 9/2013	83	$95.00	8/12/13	$581,000

Total Put Options Purchased (identified cost $587,640)				$581,000

Short-Term Investments — 20.3%

Foreign Government Securities — 10.4%

Security		Principal Amount (000’s omitted)	Value

Bosnia and Herzegovina — 0.0%(3)
Bosnia & Herzegovina Government Bond, 2.50%, 8/31/13	BAM	6	$4,069

Total Bosnia and Herzegovina			$4,069

Croatia — 0.6%
Croatia Treasury Bill, 0.00%, 11/15/12	EUR	380	$492,086
Croatia Treasury Bill, 0.00%, 11/22/12	EUR	173	223,906
Croatia Treasury Bill, 0.00%, 11/29/12	EUR	422	545,873
Croatia Treasury Bill, 0.00%, 1/24/13	EUR	410	527,960
Croatia Treasury Bill, 0.00%, 1/31/13	EUR	225	289,738
Croatia Treasury Bill, 0.00%, 2/7/13	EUR	180	231,645
Croatia Treasury Bill, 0.00%, 2/28/13	EUR	389	499,657
Croatia Treasury Bill, 0.00%, 3/14/13	EUR	463	593,930
Croatia Treasury Bill, 0.00%, 3/28/13	EUR	389	498,340
Croatia Treasury Bill, 0.00%, 4/4/13	EUR	320	409,756

Total Croatia			$4,312,891

Georgia — 0.1%
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	570	$331,279
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	300	172,684

Total Georgia			$503,963

Security		Principal Amount (000’s omitted)	Value

Nigeria — 4.1%
Nigeria Treasury Bill, 0.00%, 2/7/13	NGN	143,000	$878,307
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	820,274	5,013,969
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	2,163,500	13,124,468
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	175,600	1,063,435
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	87,800	530,406
Nigeria Treasury Bill, 0.00%, 4/11/13	NGN	139,000	833,490
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	82,600	491,243
Nigeria Treasury Bill, 0.00%, 5/23/13	NGN	128,000	760,004
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	1,633,000	9,294,459

Total Nigeria			$31,989,781

Philippines — 0.6%
Philippine Treasury Bill, 0.00%, 11/7/12	PHP	28,980	$703,448
Philippine Treasury Bill, 0.00%, 3/6/13	PHP	82,120	1,990,391
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	58,940	1,422,205
Philippine Treasury Bill, 0.00%, 8/7/13	PHP	22,810	550,137

Total Philippines			$4,666,181

Serbia — 2.0%
Serbia Treasury Bill, 0.00%, 1/17/13	RSD	26,350	$292,723
Serbia Treasury Bill, 0.00%, 2/13/13	RSD	609,300	6,704,099
Serbia Treasury Bill, 0.00%, 4/11/13	RSD	10,470	112,804
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	117,950	1,253,232
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	19,800	208,782
Serbia Treasury Bill, 0.00%, 6/28/13	RSD	630,700	6,614,374
Serbia Treasury Bill, 0.00%, 10/31/13	RSD	44,700	448,071

Total Serbia			$15,634,085

South Korea — 0.6%
Korea Monetary Stabilization Bond, 0.00%, 11/13/12	KRW	533,380	$488,573
Korea Monetary Stabilization Bond, 0.00%, 12/11/12	KRW	659,000	601,818
Korea Monetary Stabilization Bond, 0.00%, 12/18/12	KRW	2,210,520	2,018,859
Korea Monetary Stabilization Bond, 0.00%, 12/25/12	KRW	1,488,510	1,358,848

Total South Korea			$4,468,098

Sri Lanka — 2.0%
Sri Lanka Treasury Bill, 0.00%, 11/2/12	LKR	164,870	$1,265,474
Sri Lanka Treasury Bill, 0.00%, 12/21/12	LKR	214,130	1,620,819
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	23,440	175,306
Sri Lanka Treasury Bill, 0.00%, 3/1/13	LKR	531,440	3,937,005
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	18,920	139,826
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	134,000	990,313

23	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 3/29/13	LKR	136,490	$1,001,421
Sri Lanka Treasury Bill, 0.00%, 4/12/13	LKR	46,830	341,900
Sri Lanka Treasury Bill, 0.00%, 8/30/13	LKR	586,380	4,088,050
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	57,530	396,406
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	185,450	1,265,825

Total Sri Lanka			$15,222,345

Uruguay — 0.4%
Monetary Regulation Bill, 0.00%, 11/5/12	UYU	14,411	$728,943
Monetary Regulation Bill, 0.00%, 2/15/13	UYU	3,770	185,639
Monetary Regulation Bill, 0.00%, 3/22/13(2)	UYU	16,562	833,933
Monetary Regulation Bill, 0.00%, 4/26/13(2)	UYU	5,469	274,898
Monetary Regulation Bill, 0.00%, 5/31/13(2)	UYU	10,885	546,942
Monetary Regulation Bill, 0.00%, 7/5/13(2)	UYU	18,643	935,232

Total Uruguay			$3,505,587

Total Foreign Government Securities (identified cost $79,781,611)			$80,307,000

U.S. Treasury Obligations — 2.3%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/15/12(7)		$14,904	$14,903,627
U.S. Treasury Bill, 0.00%, 11/29/12(7)		3,000	2,999,796

Total U.S. Treasury Obligations (identified cost $17,903,007)			$17,903,423

Repurchase Agreements — 3.9%

Description		Principal Amount (000’s omitted)	Value
Bank of America:
Dated 10/5/12 with a maturity date of 12/7/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 965,394, collateralized by EUR 820,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,216,597.	EUR	966	$1,251,497

Description		Principal Amount (000’s omitted)	Value

Dated 10/15/12 with a maturity date of 11/16/12, an interest rate of 0.12% payable by the Portfolio and repurchase proceeds of EUR 6,280,518, collateralized by EUR 5,450,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $8,109,386.	EUR	6,281	$8,141,277
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 812,428, collateralized by EUR 700,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $1,063,565.	EUR	814	1,054,742
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 1,105,201, collateralized by EUR 900,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $1,445,791.	EUR	1,107	1,434,837
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 1,171,643, collateralized by EUR 980,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $1,529,249.	EUR	1,174	1,521,096
Barclays Bank PLC:
Dated 10/15/12 with a maturity date of 11/19/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 2,708,107, collateralized by EUR 2,225,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $3,336,615.	EUR	2,708	3,510,423
Citibank NA:
Dated 10/24/12 with a maturity date of 11/29/12, an interest rate of 0.08% payable by the Portfolio and repurchase proceeds of EUR 5,324,183, collateralized by EUR 4,610,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $6,913,166.	EUR	5,325	6,901,412
Nomura International PLC:
Dated 10/9/12 with a maturity date of 11/12/12, an interest rate of 0.06% payable by the Portfolio and repurchase proceeds of EUR 3,546,208, collateralized by EUR 3,150,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $4,604,919.	EUR	3,546	4,596,652

24	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Description		Principal Amount (000’s omitted)	Value

Dated 10/24/12 with a maturity date of 1/28/13, an interest rate of 0.07% payable by the Portfolio and repurchase proceeds of EUR 1,505,596, collateralized by EUR 1,500,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,959,815	EUR	1,506	$1,951,823

Total Repurchase Agreements (identified cost $30,335,942)			$30,363,759

Other — 3.7%
Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)		$28,664	$28,664,279

Total Other (identified cost $28,664,279)			$28,664,279

Total Short-Term Investments (identified cost $156,684,839)			$157,238,461

Total Investments — 100.3% (identified cost $781,706,814)			$776,988,120

Currency Call Options Written — (0.1)%

Description	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Bank of America	INR 208,818	INR 54.00	8/12/13	$(70,415)
Indian Rupee	Citibank NA	INR 198,558	INR 54.00	8/12/13	(66,955)
Indian Rupee	Deutsche Bank	INR 106,752	INR 54.00	8/12/13	(35,997)
Indian Rupee	Goldman Sachs International	INR 173,000	INR 55.00	8/16/13	(79,983)
Indian Rupee	HSBC Bank USA	INR 216,702	INR 54.00	8/12/13	(73,073)
Indian Rupee	JPMorgan Chase Bank	INR 110,000	INR 55.00	8/19/13	(50,926)
Indian Rupee	Nomura International PLC	INR 216,702	INR 54.00	8/12/13	(73,073)
Indian Rupee	Standard Chartered Bank	INR 99,468	INR 54.00	8/12/13	(33,541)

Total Currency Call Options Written (premiums received $965,937)					$(483,963)

Currency Put Options Written — (0.0)%(3)

Description	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Bank of America	INR 110,500	INR 65.00	7/1/13	$(7,863)
Indian Rupee	Goldman Sachs International	INR 91,000	INR 65.00	7/1/13	(6,476)
Indian Rupee	HSBC Bank USA	INR 115,200	INR 64.00	7/3/13	(10,405)
Indian Rupee	JPMorgan Chase Bank	INR 96,000	INR 64.00	7/3/13	(8,671)
Indian Rupee	Standard Chartered Bank	INR 64,000	INR 64.00	7/3/13	(5,781)

Total Currency Put Options Written (premiums received $197,403)					$(39,196)

Other Assets, Less Liabilities — (0.2)%					$(1,372,085)

Net Assets — 100.0%					$775,092,876

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BAM	—	Bosnia-Herzegovina Convertible Mark
BRL	—	Brazilian Real
CLP	—	Chilean Peso
CNH	—	Yuan Offshore Renminbi
COP	—	Colombian Peso
CRC	—	Costa Rican Colon
DOP	—	Dominican Peso
EUR	—	Euro
GEL	—	Georgian Lari
GHS	—	Ghanaian Cedi
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
INR	—	Indian Rupee
KRW	—	South Korean Won
LKR	—	Sri Lankan Rupee
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NGN	—	Nigerian Naira
NZD	—	New Zealand Dollar
PEN	—	Peruvian New Sol
PHP	—	Philippine Peso
PLN	—	Polish Zloty
RSD	—	Serbian Dinar
RUB	—	Russian Ruble
THB	—	Thai Baht
TRY	—	New Turkish Lira
USD	—	United States Dollar

25	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

UYU	—	Uruguayan Peso
ZAR	—	South African Rand

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $27,940,364 or 3.6% of the Portfolio’s net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Amount is less than 0.05%.

(4)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(6)	Non-income producing.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts and/or securities sold short.

(8)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Securities Sold Short — (4.4)%

Foreign Government Bonds — (3.9)%

Security		Principal Amount (000’s omitted)	Value

Belgium — (0.6)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(3,150)	$(4,590,657)

Total Belgium			$(4,590,657)

France — (2.5)%
Government of France, 3.75%, 4/25/17	EUR	(5,450)	$(7,971,493)
Government of France, 3.75%, 10/25/19	EUR	(820)	(1,215,832)
Government of France, 4.00%, 10/25/38	EUR	(6,835)	(10,242,985)

Total France			$(19,430,310)

Germany — (0.3)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(1,500)	$(1,954,276)

Total Germany			$(1,954,276)

Security		Principal Amount (000’s omitted)	Value

Supranational — (0.5)%
European Investment Bank, 3.625%, 1/15/21	EUR	(700)	$(1,037,343)
European Investment Bank, 4.25%, 4/15/19	EUR	(980)	(1,499,669)
European Investment Bank, 4.625%, 4/15/20	EUR	(900)	(1,416,228)

Total Supranational			$(3,953,240)

Total Foreign Government Bonds (proceeds $28,926,403)			$(29,928,483)

Common Stocks — (0.5)%

Security		Shares	Value

China — (0.5)%
Agricultural Bank of China, Ltd., Class H		(2,120,000)	$(910,707)
Bank of China, Ltd., Class H		(2,277,000)	(932,846)
China Construction Bank Corp., Class H		(1,373,000)	(1,031,053)
Industrial & Commercial Bank of China, Class H		(1,675,000)	(1,102,986)

Total Common Stocks (proceeds $3,491,181)			$(3,977,592)

Total Securities Sold Short (proceeds $32,417,584)			$(33,906,075)

26	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $744,646,612)	$740,814,925
Affiliated investment, at value (identified cost, $28,664,279)	28,664,279
Precious metals, at value (identified cost, $8,395,923)	7,508,916
Total Investments, at value (identified cost, $781,706,814)	$776,988,120
Cash	$1,740,296
Foreign currency, at value (identified cost, $7,545,596)	7,560,229
Cash collateral for securities sold short	4,249,550
Interest and dividends receivable	10,904,246
Interest receivable from affiliated investment	3,308
Receivable for variation margin on open futures contracts	121,458
Receivable for open forward foreign currency exchange contracts	2,301,764
Receivable for closed forward foreign currency exchange contracts	415,502
Receivable for open swap contracts	12,455,364
Receivable for closed swap contracts	14,428
Receivable for closed options	23,685
Premium paid on open swap contracts	6,016,940
Total assets	$822,794,890

Liabilities
Written options outstanding, at value (premiums received, $1,163,340)	$523,159
Payable for investments purchased	1,293,856
Payable for open forward foreign currency exchange contracts	5,135,857
Payable for closed forward foreign currency exchange contracts	376,724
Payable for open swap contracts	3,705,714
Premium payable on open swap contracts	282,184
Premium received on open swap contracts	1,199,337
Payable for securities sold short, at value (proceeds, $32,417,584)	33,906,075
Payable to affiliates:
Investment adviser fee	431,059
Trustees’ fees	2,500
Interest payable	638,322
Accrued expenses	207,227
Total liabilities	$47,702,014
Net Assets applicable to investors’ interest in Portfolio	$775,092,876

Sources of Net Assets
Investors’ capital	$774,838,454
Net unrealized appreciation	254,422
Total	$775,092,876

27	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $993,649)	$49,533,876
Dividends (net of foreign taxes, $2,873)	43,178
Interest allocated from affiliated investment	33,308
Expenses allocated from affiliated investment	(4,558)
Total investment income	$49,605,804

Expenses
Investment adviser fee	$4,959,810
Trustees’ fees and expenses	30,478
Custodian fee	1,106,039
Legal and accounting services	134,564
Interest expense	28,270
Interest and dividends on securities sold short	1,114,976
Miscellaneous	41,979
Total expenses	$7,416,116
Deduct —
Reduction of custodian fee	$944
Total expense reductions	$944

Net expenses	$7,415,172

Net investment income	$42,190,632

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $170,913) and (including a gain of $614,608 from precious metals)	$(14,972,490)
Investment transactions allocated from affiliated investment	481
Securities sold short	58,070
Futures contracts	(152,535)
Swap contracts	2,480,491
Forward commodity contracts	(414,003)
Foreign currency and forward foreign currency exchange contract transactions	11,333,574
Net realized loss	$(1,666,412)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $1,054,551 from precious metals)	$12,563,187
Written options	640,181
Securities sold short	(2,105,686)
Futures contracts	60,021
Swap contracts	2,392,371
Forward commodity contracts	705,490
Foreign currency and forward foreign currency exchange contracts	(2,173,734)
Net change in unrealized appreciation (depreciation)	$12,081,830

Net realized and unrealized gain	$10,415,418

Net increase in net assets from operations	$52,606,050

28	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$42,190,632	$33,035,889
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,666,412)	(12,441,570)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	12,081,830	(30,104,043)
Net increase (decrease) in net assets from operations	$52,606,050	$(9,509,724)
Capital transactions —
Contributions	$100,744,364	$495,269,928
Withdrawals	(181,643,952)	(83,021,660)
Net increase (decrease) in net assets from capital transactions	$(80,899,588)	$412,248,268

Net increase (decrease) in net assets	$(28,293,538)	$402,738,544

Net Assets
At beginning of year	$803,386,414	$400,647,870
At end of year	$775,092,876	$803,386,414

29	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012		2011		2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.97	%(2)	0.92	%(2)	0.93%	0.91%	0.96%
Net investment income	5.53%		4.90%		5.30%	5.70%	5.51%
Portfolio Turnover	24%		16%		17%	26%	38%

Total Return	7.78%		0.13%		19.03%	30.48%	(13.13)%

Net assets, end of year (000’s omitted)	$775,093		$803,386		$400,648	$116,040	$60,837

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes interest and dividend expense primarily on securities sold short of 0.15% and 0.08% for the years ended October 31, 2012 and 2011, respectively.

30	See Notes to Consolidated Financial Statements.

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 78.5%, 17.6%, 2.9% and 1.0%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $38,702,626 or 5.0% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

31

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as

32

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation.

33

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Q  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser amounted to $4,959,810 or 0.65% of the Portfolio’s consolidated average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

34

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$147,802,374	$137,087,893
U.S. Government and Agency Securities	—	21,012,384

	$147,802,374	$158,100,277

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$791,595,809

Gross unrealized appreciation	$21,904,688
Gross unrealized depreciation	(36,512,377)

Net unrealized depreciation	$(14,607,689)

The net unrealized appreciation on written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2012 on a federal income tax basis was $9,153,227.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/5/12	New Taiwan Dollar 44,152,000	United States Dollar 1,475,422	Australia and New Zealand Banking Group Limited	$(35,973)
11/5/12	New Taiwan Dollar 32,965,000	United States Dollar 1,101,587	Citibank NA	(26,859)
11/5/12	New Taiwan Dollar 36,993,000	United States Dollar 1,236,190	JPMorgan Chase Bank	(30,141)
11/5/12	New Taiwan Dollar 42,795,000	United States Dollar 1,430,027	Nomura International PLC	(34,916)
11/7/12	New Turkish Lira 3,633,448	United States Dollar 1,994,427	Barclays Bank PLC	(31,020)
11/8/12	Serbian Dinar 97,070,000	Euro 850,000	Deutsche Bank	(4,464)

35

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/13/12	Polish Zloty 8,174,691	Euro 1,988,661	Barclays Bank PLC	$19,856
11/15/12	Euro 380,000	United States Dollar 515,728	Goldman Sachs International	23,136
11/15/12	Japanese Yen 659,000,000	United States Dollar 8,418,498	Goldman Sachs International	162,610
11/16/12	New Taiwan Dollar 51,757,000	United States Dollar 1,729,153	BNP Paribas SA	(42,520)
11/16/12	New Taiwan Dollar 46,827,000	United States Dollar 1,564,185	JPMorgan Chase Bank	(38,731)
11/16/12	New Taiwan Dollar 49,705,000	United States Dollar 1,660,320	Nomura International PLC	(41,112)
11/19/12	Euro 2,360,000	United States Dollar 3,099,010	Goldman Sachs International	39,645
11/19/12	Singapore Dollar 1,644,000	United States Dollar 1,335,565	Goldman Sachs International	(12,173)
11/20/12	Euro 23,000,332	United States Dollar 28,297,242	Australia and New Zealand Banking Group Limited	(1,519,299)
11/20/12	Euro 15,474,650	United States Dollar 19,212,558	Bank of America	(848,045)
11/20/12	Euro 997,019	United States Dollar 1,225,162	Goldman Sachs International	(67,326)
11/22/12	Serbian Dinar 88,900,000	Euro 779,278	Citibank NA	775
11/22/12	Serbian Dinar 47,220,000	Euro 413,377	Citibank NA	(293)
11/23/12	Euro 173,000	United States Dollar 235,091	Credit Suisse International	10,817
11/26/12	Euro 5,780,926	United States Dollar 7,497,861	State Street Bank and Trust Co.	3,351
11/29/12	Euro 422,000	United States Dollar 566,240	Standard Chartered Bank	19,136
11/29/12	Malaysian Ringgit 4,710,000	United States Dollar 1,526,495	Goldman Sachs International	(16,618)
12/3/12	New Zealand Dollar 6,636,940	United States Dollar 5,483,208	Australia and New Zealand Banking Group Limited	35,738
12/3/12	New Zealand Dollar 20,130,638	United States Dollar 16,651,057	Goldman Sachs International	128,228
12/7/12	New Taiwan Dollar 61,405,000	United States Dollar 2,059,879	Barclays Bank PLC	(42,034)
12/7/12	New Taiwan Dollar 67,873,000	United States Dollar 2,277,235	Nomura International PLC	(46,079)
12/10/12	Euro 6,920,745	United States Dollar 9,017,731	Deutsche Bank	44,214
12/17/12	Australian Dollar 10,590,000	United States Dollar 10,801,853	Deutsche Bank	(151,329)
12/24/12	New Taiwan Dollar 44,080,200	United States Dollar 1,506,552	Australia and New Zealand Banking Group Limited	(2,576)

36

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

12/24/12	New Taiwan Dollar 55,100,250	United States Dollar 1,882,997	Citibank NA	$(3,414)
12/24/12	New Taiwan Dollar 47,753,550	United States Dollar 1,631,930	Nomura International PLC	(2,958)
1/24/13	Euro 410,000	United States Dollar 535,009	Standard Chartered Bank	3,141
1/31/13	Euro 225,000	United States Dollar 296,208	State Street Bank and Trust Co.	4,310
2/7/13	Euro 180,000	United States Dollar 239,142	Standard Chartered Bank	5,609
2/28/13	Euro 389,000	United States Dollar 520,997	Standard Chartered Bank	16,207
3/8/13	Sri Lankan Rupee 18,920,000	United States Dollar 146,044	HSBC Bank USA	5,886
3/14/13	Euro 463,000	United States Dollar 605,664	Deutsche Bank	4,768
3/28/13	Euro 389,000	United States Dollar 520,548	JPMorgan Chase Bank	15,625
4/4/13	Euro 320,000	United States Dollar 427,867	Barclays Bank PLC	12,479

				$(2,442,349)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/8/12	Serbian Dinar 66,105,172	Euro 592,075	Citibank NA	$(14,097)
11/8/12	South African Rand 12,600,000	United States Dollar 1,407,979	Standard Bank	43,947
11/8/12	South African Rand 31,204,124	United States Dollar 3,681,251	Standard Bank	(85,531)
11/8/12	South African Rand 48,559,000	United States Dollar 5,851,328	Standard Bank	(255,768)
11/8/12	South African Rand 6,124,479	United States Dollar 747,115	Standard Chartered Bank	(41,378)
11/8/12	South African Rand 48,559,516	United States Dollar 5,854,635	Standard Chartered Bank	(259,016)
11/9/12	Peruvian New Sol 3,010,200	United States Dollar 1,158,081	Standard Chartered Bank	3,266
11/13/12	Hong Kong Dollar 99,984,981	United States Dollar 12,891,972	Standard Chartered Bank	9,498
11/13/12	Polish Zloty 9,956,000	Euro 2,422,090	JPMorgan Chase Bank	(24,297)
11/13/12	South Korean Won 4,953,000,000	United States Dollar 4,352,181	Nomura International PLC	186,550

37

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/13/12	Thai Baht 615,825,000	United States Dollar 19,656,080	BNP Paribas SA	$421,910
11/13/12	Yuan Renminbi 10,940,000	United States Dollar 1,743,426	Bank of America	8,786
11/15/12	Indian Rupee 70,844,000	United States Dollar 1,267,108	Goldman Sachs International	46,387
11/15/12	Indian Rupee 86,588,000	United States Dollar 1,548,426	Standard Chartered Bank	56,973
11/15/12	Yuan Offshore Renminbi 34,164,000	United States Dollar 5,413,234	Deutsche Bank	55,215
11/19/12	Hong Kong Dollar 26,759,835	United States Dollar 3,452,214	Goldman Sachs International	756
11/19/12	Indian Rupee 215,703,000	United States Dollar 4,111,761	Deutsche Bank	(115,686)
11/19/12	Malaysian Ringgit 6,866,000	United States Dollar 2,231,322	Citibank NA	19,864
11/19/12	Philippine Peso 81,011,000	United States Dollar 1,957,781	Australia and New Zealand Banking Group Limited	8,414
11/19/12	Polish Zloty 161,650,473	United States Dollar 50,399,225	State Street Bank and Trust Co.	147,139
11/19/12	Singapore Dollar 11,184,000	United States Dollar 9,096,973	Standard Chartered Bank	71,579
11/19/12	Yuan Offshore Renminbi 8,552,000	United States Dollar 1,361,133	Goldman Sachs International	7,337
11/19/12	Yuan Offshore Renminbi 9,453,000	United States Dollar 1,503,938	Standard Chartered Bank	8,708
11/20/12	Indian Rupee 118,686,000	United States Dollar 2,193,421	Deutsche Bank	4,895
11/20/12	Indian Rupee 88,264,000	United States Dollar 1,630,894	Goldman Sachs International	3,942
11/20/12	Thai Baht 251,158,000	United States Dollar 7,928,593	Nomura International PLC	256,337
11/20/12	Yuan Offshore Renminbi 18,187,000	United States Dollar 2,893,485	Bank of America	16,540
11/20/12	Yuan Offshore Renminbi 17,321,000	United States Dollar 2,755,708	Barclays Bank PLC	15,753
11/20/12	Yuan Offshore Renminbi 17,703,000	United States Dollar 2,814,915	Citibank NA	17,667
11/21/12	South Korean Won 2,199,658,000	United States Dollar 1,941,703	Standard Chartered Bank	73,070
11/26/12	Hungarian Forint 748,858,885	United States Dollar 3,376,280	State Street Bank and Trust Co.	39,055
11/26/12	Swedish Krona 20,263,000	Euro 2,379,264	Barclays Bank PLC	(31,751)
11/26/12	Swedish Krona 9,300,000	Euro 1,092,075	Credit Suisse International	(14,673)
11/26/12	Swedish Krona 20,263,800	Euro 2,379,386	Deutsche Bank	(31,789)

38

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases

Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/27/12	Polish Zloty 82,989,923	Euro 20,124,136	HSBC Bank USA	$(164,586)
11/29/12	South Korean Won 2,199,516,000	United States Dollar 1,984,854	Standard Chartered Bank	28,885
11/30/12	Hong Kong Dollar 3,500,000	United States Dollar 451,415	Standard Chartered Bank	219
12/3/12	Malaysian Ringgit 5,600,000	United States Dollar 1,820,250	Citibank NA	13,891
12/4/12	Brazilian Real 77,294,000	United States Dollar 37,872,507	BNP Paribas SA	31,232
12/10/12	South African Rand 24,551,603	United States Dollar 2,870,160	Credit Suisse International	(54,364)
12/10/12	South African Rand 4,500,000	United States Dollar 523,353	Deutsche Bank	(7,253)
12/14/12	Hungarian Forint 68,091,500	United States Dollar 286,039	Goldman Sachs International	23,808
12/17/12	South Korean Won 2,887,426,000	United States Dollar 2,587,995	Standard Chartered Bank	53,096
12/18/12	Russian Ruble 264,394,000	United States Dollar 8,447,093	BNP Paribas SA	(86,092)
12/31/12	Mexican Peso 729,625,389	United States Dollar 55,922,847	Toronto-Dominion Bank	(510,046)
1/11/13	Colombian Peso 1,178,600,000	United States Dollar 647,689	Bank of Nova Scotia	(9,360)
1/14/13	Indian Rupee 44,175,000	United States Dollar 823,699	Deutsche Bank	(13,490)
1/14/13	Indian Rupee 45,301,000	United States Dollar 844,853	Goldman Sachs International	(13,992)
1/22/13	Malaysian Ringgit 184,051,000	United States Dollar 60,405,986	HSBC Bank USA	(333,052)
1/29/13	Indian Rupee 51,700,000	United States Dollar 949,495	Citibank NA	(3,557)
1/29/13	Indian Rupee 55,500,000	United States Dollar 1,019,471	Deutsche Bank	(4,006)
1/30/13	Yuan Renminbi 6,541,350	United States Dollar 1,038,969	Citibank NA	1,148
1/31/13	Norwegian Krone 22,382,941	Euro 2,991,672	Barclays Bank PLC	31,938
1/31/13	Norwegian Krone 22,382,941	Euro 2,992,332	Deutsche Bank	31,082
1/31/13	Peruvian New Sol 6,787,570	United States Dollar 2,599,108	Deutsche Bank	7,346
2/19/13	Indian Rupee 69,732,000	United States Dollar 1,298,306	Bank of America	(26,698)
2/19/13	Indian Rupee 97,053,000	United States Dollar 1,807,318	Citibank NA	(37,495)

				$(391,744)

39

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

11/12	32 CAC 40 Index	Short	$(1,456,872)	$(1,420,580)	$36,292
11/12	89 Hang Seng H-Shares	Long	6,089,453	6,090,432	979
12/12	39 Dow Jones Euro Stoxx 50 Index	Short	(1,281,438)	(1,265,767)	15,671
12/12	140 Euro-Bobl	Short	(22,796,805)	(22,833,227)	(36,422)
12/12	17 Euro-Bund	Short	(3,076,416)	(3,121,853)	(45,437)
12/12	11 Euro-Schatz	Short	(1,579,605)	(1,578,322)	1,283
12/12	8 Japan 10-Year Bond	Short	(14,421,143)	(14,455,719)	(34,576)
1/13	22 Platinum	Long	1,833,986	1,734,700	(99,286)

					$(161,496)

CAC 40 Index: Cotation Assistée en Continu Index comprised of the 40 largest companies listed on the Paris Bourse Exchange.

Dow Jones Euro Stoxx 50 Index: Market capitalization-weighted stock index of 50 large, blue chip European companies operating within eurozone nations.

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz: Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Hang Seng H-Shares: Hang Seng China Enterprises Index comprised of H-Shares listed on the Hong Kong Stock Exchange.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	MXN 26,000	Pays	Mexican Interbank Deposit Rate	6.46%	9/24/20	$90,138
Bank of America	PLN 10,700	Pays	6-month PLN WIBOR	4.88	9/14/14	39,843
Bank of America	PLN 1,553	Pays	6-month PLN WIBOR	4.34	7/30/17	1,723
Bank of America	PLN 1,820	Pays	6-month PLN WIBOR	4.31	8/10/17	1,464
Bank of America	PLN 2,950	Pays	6-month PLN WIBOR	4.35	8/23/17	4,209
Bank of America	PLN 2,970	Pays	6-month PLN WIBOR	4.30	9/18/17	3,153
Bank of America	PLN 3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	45,871
Bank of America	PLN 8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	218,487
Barclays Bank PLC	MXN 48,400	Pays	Mexican Interbank Deposit Rate	7.11	5/21/21	328,192
Barclays Bank PLC	MYR 26,000	Pays	3-month MYR KLIBOR	3.39	11/23/13	26,057

40

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Barclays Bank PLC	MYR 18,000	Pays	3-month MYR KLIBOR	3.70%	10/19/15	$95,665
Barclays Bank PLC	MYR 21,700	Pays	3-month MYR KLIBOR	3.96	7/26/16	193,143
Barclays Bank PLC	MYR 10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	147,033
Barclays Bank PLC	PLN 8,000	Pays	6-month PLN WIBOR	5.42	6/1/14	49,025
Barclays Bank PLC	PLN 14,300	Pays	6-month PLN WIBOR	5.02	7/30/14	57,324
Barclays Bank PLC	PLN 24,000	Pays	6-month PLN WIBOR	5.18	11/9/14	347,458
Barclays Bank PLC	PLN 6,570	Pays	6-month PLN WIBOR	4.43	7/27/17	15,507
Barclays Bank PLC	PLN 3,893	Pays	6-month PLN WIBOR	4.32	8/2/17	3,307
Barclays Bank PLC	PLN 2,200	Pays	6-month PLN WIBOR	4.35	8/27/17	3,177
Barclays Bank PLC	PLN 2,300	Pays	6-month PLN WIBOR	5.36	7/30/20	48,420
Barclays Bank PLC	THB 143,000	Pays	6-month THBFIX	3.34	2/16/15	62,589
Barclays Bank PLC	THB 149,550	Pays	6-month THBFIX	3.21	10/4/20	(40,716)
Barclays Bank PLC	ZAR 53,700	Pays	3-month JIBAR	7.41	9/24/20	277,569
BNP Paribas NA	PLN 3,946	Pays	6-month PLN WIBOR	4.25	8/7/17	(437)
Citibank NA	MXN 50,000	Pays	Mexican Interbank Deposit Rate	9.08	8/6/13	123,899
Citibank NA	MXN 48,000	Pays	Mexican Interbank Deposit Rate	6.86	11/10/20	259,113
Citibank NA	MYR 37,000	Pays	3-month MYR KLIBOR	3.48	3/4/13	15,912
Citibank NA	MYR 17,300	Pays	3-month MYR KLIBOR	3.72	5/7/22	77,332
Citibank NA	PLN 2,983	Pays	6-month PLN WIBOR	4.33	7/30/17	3,206
Citibank NA	PLN 2,427	Pays	6-month PLN WIBOR	4.31	8/2/17	1,892
Citibank NA	PLN 1,780	Pays	6-month PLN WIBOR	4.30	8/10/17	1,182
Citibank NA	PLN 1,320	Pays	6-month PLN WIBOR	4.40	8/20/17	2,858
Citibank NA	THB 69,000	Pays	6-month THBFIX	3.40	1/14/15	34,787
Credit Suisse International	MXN 42,000	Pays	Mexican Interbank Deposit Rate	6.24	7/31/15	91,953
Credit Suisse International	MXN 45,000	Pays	Mexican Interbank Deposit Rate	5.84	10/1/15	66,784
Credit Suisse International	MXN 41,500	Pays	Mexican Interbank Deposit Rate	6.36	10/23/20	122,715
Credit Suisse International	PLN 1,670	Pays	6-month PLN WIBOR	4.40	8/20/17	3,615
Credit Suisse International	USD 1,614	Receives	3-month-USD-LIBOR-BBA	1.81	10/23/22	(10,764)
Deutsche Bank	BRL 19,700	Pays	Brazilian Interbank Deposit Rate	10.02	7/1/15	631,380
Deutsche Bank	MXN 85,500	Pays	Mexican Interbank Deposit Rate	6.38	6/17/16	244,429
Deutsche Bank	MYR 10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	228,112
Deutsche Bank	PLN 5,400	Pays	6-month PLN WIBOR	4.85	4/23/14	54,357
Deutsche Bank	PLN 3,100	Pays	6-month PLN WIBOR	5.11	4/23/17	60,321
Deutsche Bank	PLN 1,764	Pays	6-month PLN WIBOR	4.34	7/30/17	2,081
Deutsche Bank	PLN 5,339	Pays	6-month PLN WIBOR	4.36	8/1/17	7,609
Deutsche Bank	PLN 2,880	Pays	6-month PLN WIBOR	4.28	8/6/17	881
Deutsche Bank	PLN 2,174	Pays	6-month PLN WIBOR	4.24	8/7/17	(394)
Deutsche Bank	PLN 1,550	Pays	6-month PLN WIBOR	4.33	8/17/17	1,625

41

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank	PLN 13,900	Pays	6-month PLN WIBOR	5.04%	4/18/22	$330,970
Goldman Sachs International	PLN 1,061	Pays	6-month PLN WIBOR	4.35	8/1/17	1,334
Goldman Sachs International	PLN 17,000	Pays	6-month PLN WIBOR	5.32	7/11/18	290,182
Goldman Sachs International	PLN 11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	300,410
Goldman Sachs International	ZAR 31,560	Pays	3-month JIBAR	8.07	7/7/21	298,229
HSBC Bank USA	MXN 44,030	Pays	Mexican Interbank Deposit Rate	7.28	12/23/20	335,210
HSBC Bank USA	THB 262,000	Pays	6-month THBFIX	2.67	10/21/15	(38,726)
HSBC Bank USA	THB 94,300	Pays	6-month THBFIX	3.26	8/19/20	(9,227)
HSBC Bank USA	THB 159,000	Pays	6-month THBFIX	3.50	11/25/20	81,316
JPMorgan Chase Bank	BRL 41,183	Pays	Brazilian Interbank Deposit Rate	9.63	1/2/14	721,169
JPMorgan Chase Bank	BRL 11,100	Pays	Brazilian Interbank Deposit Rate	9.19	1/2/17	185,034
JPMorgan Chase Bank	MYR 27,300	Pays	3-month MYR KLIBOR	3.25	9/8/14	26,823
JPMorgan Chase Bank	MYR 4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	95,660
JPMorgan Chase Bank	PLN 16,600	Pays	6-month PLN WIBOR	4.75	10/11/13	13,315
JPMorgan Chase Bank	PLN 31,500	Pays	6-month PLN WIBOR	5.06	11/26/13	320,222
JPMorgan Chase Bank	PLN 1,210	Pays	6-month PLN WIBOR	4.33	8/17/17	1,268
JPMorgan Chase Bank	PLN 4,670	Pays	6-month PLN WIBOR	4.25	10/8/17	1,972
JPMorgan Chase Bank	PLN 16,200	Pays	6-month PLN WIBOR	4.93	10/13/17	163,797
JPMorgan Chase Bank	PLN 9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	106,406
JPMorgan Chase Bank	PLN 15,099	Pays	6-month PLN WIBOR	5.62	4/8/21	547,788
JPMorgan Chase Bank	THB 108,000	Pays	6-month THBFIX	3.22	10/21/20	(23,778)
JPMorgan Chase Bank	ZAR 36,500	Pays	3-month JIBAR	9.05	10/12/15	427,847
Morgan Stanley & Co. International PLC	MXN 118,400	Pays	Mexican Interbank Deposit Rate	4.82	9/4/14	(44,200)
Morgan Stanley & Co. International PLC	MXN 29,200	Pays	Mexican Interbank Deposit Rate	7.95	12/3/31	303,759
Morgan Stanley & Co. International PLC	PLN 32,000	Pays	6-month PLN WIBOR	4.87	10/26/16	261,691
Standard Bank	ZAR 62,500	Pays	3-month JIBAR	7.98	5/20/19	643,413
Standard Bank	ZAR 22,000	Pays	3-month JIBAR	7.93	6/2/21	192,083
Standard Bank	ZAR 32,700	Pays	3-month JIBAR	7.12	6/27/22	37,411
Standard Chartered Bank	BRL 19,000	Pays	Brazilian Interbank Deposit Rate	12.12	1/2/13	441,395

						$10,055,859

BRL	–	Brazilian Real
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PLN	–	Polish Zloty
THB	–	Thai Baht
USD	–	United States Dollar
ZAR	–	South African Rand

42

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements —continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Argentina	Bank of America	$667	5.00	%(1)	6/20/13	29.91%	$(90,433)	$(3,676)	$(94,109)
Argentina	Bank of America	695	5.00	(1)	6/20/13	29.91	(94,146)	(3,953)	(98,099)
Argentina	Bank of America	760	5.00	(1)	6/20/13	29.91	(102,995)	(3,174)	(106,169)
Argentina	Bank of America	1,520	5.00	(1)	6/20/13	29.91	(205,992)	(6,164)	(212,156)
Argentina	Bank of America	4,959	5.00	(1)	6/20/13	29.91	(672,047)	(8,817)	(680,864)
Argentina	Credit Suisse International	379	5.00	(1)	6/20/13	29.91	(51,362)	(1,127)	(52,489)
Argentina	Credit Suisse International	734	5.00	(1)	6/20/13	29.91	(99,473)	(3,073)	(102,546)
Argentina	Credit Suisse International	763	5.00	(1)	6/20/13	29.91	(103,402)	(3,195)	(106,597)
Argentina	Credit Suisse International	826	5.00	(1)	6/20/13	29.91	(111,940)	(1,469)	(113,409)
Argentina	Deutsche Bank	668	5.00	(1)	6/20/13	29.91	(90,527)	(2,796)	(93,323)
Argentina	Deutsche Bank	695	5.00	(1)	6/20/13	29.91	(94,159)	(3,954)	(98,113)
Argentina	Deutsche Bank	734	5.00	(1)	6/20/13	29.91	(99,473)	(3,073)	(102,546)
Argentina	Deutsche Bank	1,500	5.00	(1)	6/20/13	29.91	(203,281)	(5,840)	(209,121)
Poland	Bank of America	2,220	1.00	(1)	9/20/17	0.85	18,145	98,814	116,959
Poland	Bank of America	1,210	1.00	(1)	9/20/17	0.85	9,890	36,198	46,088
Poland	Barclays Bank PLC	800	1.00	(1)	9/20/17	0.85	6,539	39,781	46,320
Poland	Barclays Bank PLC	630	1.00	(1)	9/20/17	0.85	5,150	18,563	23,713
Poland	Citibank NA	4,800	1.00	(1)	9/20/17	0.85	39,233	122,003	161,236
Poland	Credit Suisse International	1,330	1.00	(1)	9/20/17	0.85	10,871	63,270	74,141
Poland	Deutsche Bank	100	1.00	(1)	9/20/17	0.85	817	5,103	5,920
Poland	Deutsche Bank	300	1.00	(1)	6/20/22	1.38	(9,529)	49,283	39,754
Poland	Goldman Sachs International	730	1.00	(1)	9/20/17	0.85	5,967	21,035	27,002
Poland	JPMorgan Chase Bank	900	1.00	(1)	9/20/17	0.85	7,356	25,231	32,587
Poland	JPMorgan Chase Bank	420	1.00	(1)	9/20/17	0.85	3,433	12,765	16,198
Poland	Morgan Stanley & Co. International PLC	480	1.00	(1)	9/20/17	0.85	3,924	14,156	18,080
South Africa	Bank of America	775	1.00	(1)	12/20/15	1.00	884	3,918	4,802
South Africa	Bank of America	525	1.00	(1)	12/20/15	1.00	599	2,782	3,381
South Africa	Bank of America	2,600	1.00	(1)	9/20/17	1.46	(53,267)	83,285	30,018
South Africa	Bank of America	920	1.00	(1)	9/20/17	1.46	(18,848)	15,367	(3,481)
South Africa	Bank of America	680	1.00	(1)	9/20/17	1.46	(13,931)	10,124	(3,807)
South Africa	Bank of America	3,040	1.00	(1)	9/20/17	1.46	(62,282)	38,231	(24,051)
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/15	1.00	856	4,412	5,268
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/15	1.00	645	3,352	3,997
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	1.46	(9,220)	11,181	1,961
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	1.46	(8,830)	9,987	1,157
South Africa	BNP Paribas SA	750	1.00	(1)	9/20/17	1.46	(15,366)	19,312	3,946
South Africa	BNP Paribas SA	1,140	1.00	(1)	9/20/17	1.46	(23,356)	24,836	1,480
South Africa	Credit Suisse International	840	1.00	(1)	12/20/15	1.00	958	11,093	12,051
South Africa	Credit Suisse International	790	1.00	(1)	12/20/15	1.00	901	5,109	6,010
South Africa	Credit Suisse International	775	1.00	(1)	12/20/15	1.00	884	4,605	5,489
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	1.46	(26,634)	45,119	18,485

43

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Deutsche Bank	$500	1.00	%(1)	9/20/15	0.95%	$1,328	$6,881	$8,209
South Africa	Deutsche Bank	610	1.00	(1)	12/20/15	1.00	696	3,619	4,315
South Africa	Deutsche Bank	2,000	1.00	(1)	9/20/17	1.46	(40,975)	64,065	23,090
South Africa	Deutsche Bank	810	1.00	(1)	9/20/17	1.46	(16,595)	28,820	12,225
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/15	1.00	936	5,303	6,239
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/15	1.00	930	5,075	6,005
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	1.46	(10,449)	17,239	6,790
South Africa	JPMorgan Chase Bank	1,500	1.00	(1)	9/20/15	0.95	3,985	12,573	16,558
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	1.46	(8,195)	7,633	(562)
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	1.46	(102,437)	74,615	(27,822)
Markit CDX North America High Yield Index	Citibank NA	1,970	5.00	(1)	12/20/17	5.19	(4,110)	1,209	(2,901)
Markit CDX North America High Yield Index	Deutsche Bank	2,180	5.00	(1)	12/20/17	5.19	(4,548)	2,676	(1,872)
Markit CDX North America High Yield Index	JPMorgan Chase Bank	1,590	5.00	(1)	12/20/17	5.19	(3,318)	3,904	586

Total		$63,856					$(2,326,193)	$982,216	$(1,343,977)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$300	0.44%		12/20/13	$(1,531)	$—	$(1,531)
Austria	Barclays Bank PLC	200	1.42		3/20/14	(4,151)	—	(4,151)
Brazil	Bank of America	350	1.00	(1)	6/20/20	9,477	(9,798)	(321)
Brazil	Bank of America	825	1.00	(1)	6/20/20	22,338	(29,141)	(6,803)
Brazil	Bank of America	2,900	1.00	(1)	12/20/20	90,249	(75,202)	15,047
Brazil	Bank of America	883	1.00	(1)	12/20/20	27,480	(26,771)	709
Brazil	Bank of America	387	1.00	(1)	12/20/20	12,044	(11,477)	567
Brazil	Bank of America	120	1.00	(1)	12/20/20	3,734	(3,404)	330
Brazil	Barclays Bank PLC	450	1.65		9/20/19	(9,883)	—	(9,883)
Brazil	Barclays Bank PLC	770	1.00	(1)	12/20/20	23,960	(23,889)	71
Brazil	Citibank NA	190	1.00	(1)	12/20/20	5,912	(5,453)	459
Brazil	Deutsche Bank	1,600	1.00	(1)	12/20/20	49,792	(30,961)	18,831
Brazil	Deutsche Bank	190	1.00	(1)	12/20/20	5,912	(6,083)	(171)
Brazil	Goldman Sachs International	3,300	1.00	(1)	9/20/22	146,356	(294,185)	(147,829)

44

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Brazil	HSBC Bank USA	$160	1.00	%(1)	12/20/20	$4,978	$(4,592)	$386
Brazil	Standard Chartered Bank	800	1.00	(1)	12/20/20	24,897	(19,336)	5,561
Brazil	Standard Chartered Bank	150	1.00	(1)	12/20/20	4,667	(4,305)	362
China	Bank of America	1,000	1.00	(1)	3/20/17	(20,528)	(26,175)	(46,703)
China	Barclays Bank PLC	1,648	1.00	(1)	3/20/17	(33,830)	(39,255)	(73,085)
China	Deutsche Bank	703	1.00	(1)	3/20/17	(14,431)	(15,914)	(30,345)
China	Deutsche Bank	1,393	1.00	(1)	3/20/17	(28,593)	(31,535)	(60,128)
Colombia	Bank of America	950	1.00	(1)	9/20/21	25,346	(37,907)	(12,561)
Colombia	Barclays Bank PLC	400	1.00	(1)	6/20/22	12,604	(22,471)	(9,867)
Colombia	Citibank NA	500	1.00	(1)	6/20/22	15,754	(38,114)	(22,360)
Colombia	Deutsche Bank	400	1.00	(1)	6/20/22	12,604	(25,630)	(13,026)
Colombia	Goldman Sachs International	1,410	1.00	(1)	6/20/17	(6,735)	(42,907)	(49,642)
Colombia	Goldman Sachs International	740	1.00	(1)	9/20/21	19,744	(29,009)	(9,265)
Colombia	Goldman Sachs International	500	1.00	(1)	6/20/22	15,754	(38,114)	(22,360)
Colombia	HSBC Bank USA	770	1.00	(1)	6/20/17	(3,678)	(23,758)	(27,436)
Colombia	HSBC Bank USA	2,100	1.00	(1)	9/20/21	56,029	(80,479)	(24,450)
Colombia	Morgan Stanley & Co. International PLC	1,100	1.00	(1)	9/20/21	29,348	(43,892)	(14,544)
Croatia	BNP Paribas SA	1,670	1.00	(1)	12/20/17	115,432	(115,515)	(83)
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	101,987	(102,516)	(529)
Egypt	Bank of America	550	1.00	(1)	9/20/15	35,972	(15,193)	20,779
Egypt	Citibank NA	650	1.00	(1)	12/20/15	47,745	(27,415)	20,330
Egypt	Citibank NA	100	1.00	(1)	6/20/20	19,881	(8,464)	11,417
Egypt	Credit Suisse International	1,085	1.00	(1)	12/20/15	79,697	(45,765)	33,932
Egypt	Credit Suisse International	375	1.00	(1)	12/20/15	27,545	(14,817)	12,728
Egypt	Deutsche Bank	250	1.00	(1)	6/20/15	14,279	(5,307)	8,972
Egypt	Deutsche Bank	125	1.00	(1)	9/20/15	8,175	(4,430)	3,745
Egypt	Deutsche Bank	1,400	1.00	(1)	12/20/15	102,834	(44,301)	58,533
Egypt	Deutsche Bank	930	1.00	(1)	12/20/15	68,312	(35,682)	32,630
Egypt	Deutsche Bank	100	1.00	(1)	6/20/20	19,881	(8,516)	11,365
Egypt	Deutsche Bank	50	1.00	(1)	6/20/20	9,940	(4,252)	5,688
Guatemala	Citibank NA	458	1.00	(1)	9/20/20	42,609	(27,735)	14,874
Hungary	Barclays Bank PLC	500	1.00	(1)	3/20/17	33,778	(78,930)	(45,152)
Hungary	Goldman Sachs International	500	1.00	(1)	3/20/17	33,778	(78,011)	(44,233)
Lebanon	Barclays Bank PLC	200	1.00	(1)	12/20/14	7,330	(6,572)	758
Lebanon	Citibank NA	250	3.30		9/20/14	(3,843)	—	(3,843)
Lebanon	Citibank NA	150	1.00	(1)	12/20/14	5,498	(4,830)	668
Lebanon	Citibank NA	200	1.00	(1)	12/20/14	7,330	(6,671)	659
Lebanon	Citibank NA	100	1.00	(1)	12/20/14	3,665	(3,286)	379
Lebanon	Credit Suisse International	300	1.00	(1)	3/20/15	13,500	(10,083)	3,417

45

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Lebanon	Credit Suisse International	$100	1.00	%(1)	3/20/15	$4,501	$(3,381)	$1,120
Lebanon	Credit Suisse International	1,000	1.00	(1)	12/20/15	69,643	(53,412)	16,231
Lebanon	Credit Suisse International	840	1.00	(1)	12/20/15	58,500	(47,029)	11,471
Lebanon	Credit Suisse International	350	1.00	(1)	12/20/15	24,375	(18,653)	5,722
Lebanon	Deutsche Bank	100	1.00	(1)	3/20/15	4,500	(3,121)	1,379
Lebanon	Deutsche Bank	1,140	1.00	(1)	12/20/15	79,393	(63,228)	16,165
Lebanon	Deutsche Bank	865	1.00	(1)	12/20/15	60,242	(48,174)	12,068
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	180,333	(182,876)	(2,543)
Mexico	Bank of America	300	1.00	(1)	6/20/22	9,490	(18,713)	(9,223)
Mexico	Bank of America	680	1.00	(1)	6/20/22	21,510	(48,192)	(26,682)
Mexico	Deutsche Bank	300	1.00	(1)	6/20/22	9,490	(18,942)	(9,452)
Mexico	Deutsche Bank	350	1.00	(1)	6/20/22	11,071	(24,538)	(13,467)
Mexico	Deutsche Bank	480	1.00	(1)	6/20/22	15,184	(36,373)	(21,189)
Mexico	Deutsche Bank	700	1.00	(1)	6/20/22	22,144	(45,931)	(23,787)
Mexico	Goldman Sachs International	400	1.00	(1)	6/20/22	12,653	(25,258)	(12,605)
Mexico	Goldman Sachs International	500	1.00	(1)	6/20/22	15,817	(38,077)	(22,260)
Philippines	Bank of America	700	1.00	(1)	12/20/15	(11,663)	(9,516)	(21,179)
Philippines	Barclays Bank PLC	100	1.85		12/20/14	(3,491)	—	(3,491)
Philippines	Barclays Bank PLC	142	1.00	(1)	3/20/15	(2,262)	(1,965)	(4,227)
Philippines	Citibank NA	200	1.84		12/20/14	(6,937)	—	(6,937)
Philippines	Deutsche Bank	150	1.00	(1)	3/20/15	(2,389)	(2,255)	(4,644)
Philippines	HSBC Bank USA	600	1.00	(1)	9/20/15	(9,852)	(8,964)	(18,816)
Philippines	JPMorgan Chase Bank	142	1.00	(1)	3/20/15	(2,262)	(1,965)	(4,227)
Philippines	Standard Chartered Bank	4,900	1.00	(1)	3/20/16	(75,287)	(57,865)	(133,152)
Russia	Bank of America	1,210	1.00	(1)	9/20/17	26,803	(44,326)	(17,523)
Russia	Bank of America	2,220	1.00	(1)	9/20/17	49,176	(115,287)	(66,111)
Russia	Barclays Bank PLC	630	1.00	(1)	9/20/17	13,955	(22,517)	(8,562)
Russia	Barclays Bank PLC	800	1.00	(1)	9/20/17	17,721	(44,286)	(26,565)
Russia	Citibank NA	4,800	1.00	(1)	9/20/17	106,321	(145,866)	(39,545)
Russia	Citibank NA	730	1.00	(1)	9/20/17	16,170	(24,809)	(8,639)
Russia	Credit Suisse International	1,330	1.00	(1)	9/20/17	29,461	(69,638)	(40,177)
Russia	Deutsche Bank	100	1.00	(1)	9/20/17	2,215	(5,536)	(3,321)
Russia	Deutsche Bank	300	1.00	(1)	6/20/22	26,555	(51,401)	(24,846)
Russia	JPMorgan Chase Bank	900	1.00	(1)	9/20/17	19,937	(30,597)	(10,660)
Russia	JPMorgan Chase Bank	420	1.00	(1)	9/20/17	9,304	(14,462)	(5,158)
Russia	Morgan Stanley & Co. International PLC	480	1.00	(1)	9/20/17	10,633	(16,743)	(6,110)
South Africa	Bank of America	300	1.00	(1)	12/20/19	16,208	(9,928)	6,280
South Africa	Bank of America	775	1.00	(1)	12/20/20	53,096	(24,288)	28,808
South Africa	Bank of America	525	1.00	(1)	12/20/20	35,968	(18,047)	17,921
South Africa	Bank of America	3,040	1.00	(1)	9/20/22	278,058	(212,911)	65,147

46

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Bank of America	$920	1.00	%(1)	9/20/22	$84,149	$(71,359)	$12,790
South Africa	Bank of America	680	1.00	(1)	9/20/22	62,198	(50,359)	11,839
South Africa	Bank of America	2,600	1.00	(1)	9/20/22	237,820	(253,734)	(15,914)
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	16,210	(11,477)	4,733
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	5,773	(2,950)	2,823
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	51,383	(24,820)	26,563
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	38,708	(17,641)	21,067
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/22	39,422	(38,734)	688
South Africa	Barclays Bank PLC	500	1.00	(1)	9/20/22	45,735	(41,896)	3,839
South Africa	BNP Paribas SA	1,140	1.00	(1)	9/20/22	104,272	(96,606)	7,666
South Africa	BNP Paribas SA	500	1.00	(1)	9/20/22	45,735	(43,046)	2,689
South Africa	Citibank NA	150	1.00	(1)	12/20/19	8,105	(6,524)	1,581
South Africa	Citibank NA	100	1.00	(1)	3/20/20	5,772	(4,604)	1,168
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	5,772	(3,235)	2,537
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	5,773	(3,936)	1,837
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	53,095	(25,823)	27,272
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	54,123	(27,662)	26,461
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	57,545	(36,150)	21,395
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/22	118,908	(131,735)	(12,827)
South Africa	Deutsche Bank	500	1.00	(1)	9/20/20	32,500	(22,421)	10,079
South Africa	Deutsche Bank	610	1.00	(1)	12/20/20	41,791	(19,849)	21,942
South Africa	Deutsche Bank	810	1.00	(1)	9/20/22	74,088	(78,899)	(4,811)
South Africa	Deutsche Bank	2,000	1.00	(1)	9/20/22	182,932	(193,977)	(11,045)
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/20	55,836	(27,055)	28,781
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	56,179	(27,663)	28,516
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/22	46,648	(48,143)	(1,495)
South Africa	JPMorgan Chase Bank	100	1.00	(1)	12/20/19	5,404	(4,536)	868
South Africa	JPMorgan Chase Bank	100	1.00	(1)	12/20/19	5,403	(5,443)	(40)
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,772	(3,178)	2,594
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,773	(3,292)	2,481
South Africa	JPMorgan Chase Bank	100	1.00	(1)	3/20/20	5,772	(4,549)	1,223
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/22	457,332	(383,117)	74,215
South Africa	Nomura International PLC	400	1.00	(1)	9/20/22	36,586	(33,253)	3,333
Spain	Barclays Bank PLC	167	1.00	(1)	9/20/20	22,825	(12,851)	9,974
Spain	Barclays Bank PLC	700	1.00	(1)	12/20/20	98,299	(57,966)	40,333
Spain	Barclays Bank PLC	690	1.00	(1)	12/20/20	96,901	(58,214)	38,687
Spain	Barclays Bank PLC	300	1.00	(1)	12/20/20	42,128	(24,933)	17,195
Spain	Citibank NA	300	1.00	(1)	3/20/20	38,649	(6,072)	32,577
Spain	Citibank NA	300	1.00	(1)	3/20/20	38,649	(12,504)	26,145
Spain	Deutsche Bank	300	1.00	(1)	3/20/20	38,649	(5,734)	32,915
Spain	Deutsche Bank	300	1.00	(1)	3/20/20	38,649	(12,504)	26,145

47

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Spain	Deutsche Bank	$550	1.00	%(1)	6/20/20	$73,041	$(29,744)	$43,297
Spain	Deutsche Bank	3,265	1.00	(1)	12/20/20	458,525	(236,236)	222,289
Spain	Deutsche Bank	670	1.00	(1)	12/20/20	94,092	(56,526)	37,566
Spain	Goldman Sachs International	193	1.00	(1)	9/20/20	26,378	(15,168)	11,210
Thailand	Barclays Bank PLC	400	0.97		9/20/19	3,738	—	3,738
Thailand	Citibank NA	400	0.86		12/20/14	(5,049)	—	(5,049)
Thailand	Citibank NA	200	0.95		9/20/19	2,133	—	2,133
Thailand	Goldman Sachs International	1,500	1.00	(1)	3/20/16	(23,681)	(8,461)	(32,142)
Thailand	JPMorgan Chase Bank	200	0.87		12/20/14	(2,570)	—	(2,570)
Tunisia	Barclays Bank PLC	350	1.00	(1)	9/20/17	38,151	(31,427)	6,724
Tunisia	Citibank NA	400	1.00	(1)	9/20/17	43,601	(37,639)	5,962
Tunisia	Deutsche Bank	600	1.00	(1)	6/20/17	61,844	(44,027)	17,817
Tunisia	Deutsche Bank	460	1.00	(1)	6/20/17	47,415	(35,629)	11,786
Tunisia	Goldman Sachs International	400	1.00	(1)	9/20/17	43,599	(31,704)	11,895
Tunisia	Goldman Sachs International	320	1.00	(1)	9/20/17	34,879	(26,696)	8,183
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	32,701	(26,328)	6,373
Tunisia	JPMorgan Chase Bank	410	1.00	(1)	9/20/17	44,690	(37,747)	6,943
Tunisia	Nomura International PLC	500	1.00	(1)	12/20/17	57,375	(52,548)	4,827
Uruguay	Citibank NA	100	1.00	(1)	6/20/20	3,712	(5,826)	(2,114)
Uruguay	Deutsche Bank	100	1.00	(1)	6/20/20	3,713	(5,690)	(1,977)
iTraxx Europe Senior Financials 5-Year Index	Barclays Bank PLC	EUR 920	1.00	(1)	12/20/17	41,098	(49,671)	(8,573)
iTraxx Europe Subordinated Financials 5-Year Index	Barclays Bank PLC	EUR 1,590	5.00	(1)	12/20/17	(196,289)	166,810	(29,479)

						$5,837,587	$(5,799,819)	$37,768

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $63,856,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

48

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Written options activity for the year ended October 31, 2012 was as follows:

	Principal Amount of Contracts (000’s omitted)		Premiums Received
Outstanding, beginning of year	INR	—	$—
Options written		1,806,700	1,163,340

Outstanding, end of year	INR	1,806,700	$1,163,340

INR	–	Indian Rupee

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Equity Price Risk:  The Portfolio enters into equity index futures and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into swap contracts, over-the-counter options and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $9,741,454. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,878,951 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $16,087,792, with the highest amount from any one counterparty being $2,815,628. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $5,839,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

49

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$—	$915,162	$—	$581,000
Net unrealized depreciation*	—	52,942	—	1,283	—
Receivable for open forward foreign currency exchange contracts	—	—	2,301,764	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	6,431,449	—	—	10,224,101	—

Total Asset Derivatives	$6,431,449	$52,942	$3,216,926	$10,225,384	$581,000

Written options outstanding, at value	$—	$—	$(523,159)	$—	$—
Net unrealized depreciation*	—	—	—	(116,435)	(99,286)
Payable for open forward foreign currency exchange contracts	—	—	(5,135,857)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(2,920,055)	—	—	(168,242)	—

Total Liability Derivatives	$(2,920,055)	$—	$(5,659,016)	$(284,677)	$(99,286)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$(546,221)	$(330,001)	$—	$(41,700)
Futures contracts	—	—	305,557	(554,504)	96,412
Swap contracts	(447,728)	—	—	2,928,219	—
Forward commodity contracts	—	—	—	—	(414,003)
Foreign currency and forward foreign currency exchange contract transactions	—	—	11,421,288	—	—

Total	$(447,728)	$(546,221)	$11,396,844	$2,373,715	$(359,291)

Change in unrealized appreciation (depreciation) — Investments	$—	$114,472	$304,505	$—	$33,380
Written options			640,181
Futures contracts	—	52,942	—	159,290	(152,211)
Swap contracts	(2,324,098)	—	—	4,716,469	—
Forward commodity contracts	—	—	—	—	705,490
Foreign currency and forward foreign currency exchange contracts	—	—	(2,644,166)	—	—

Total	$(2,324,098)	$167,414	$(1,699,480)	$4,875,759	$586,659

50

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $35,010,000, $2,560,000, $607,912,000 and $401,096,000, respectively.

The average principal amount of purchased currency options contracts, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $35,516,000, 26,446,000 contracts and 7 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

51

Emerging Markets Local Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$607,876,393	$—	$607,876,393
Common Stocks	—	2,868,188 *	—	2,868,188
Precious Metals	7,508,916	—	—	7,508,916
Currency Call Options Purchased	—	883,078	—	883,078
Currency Put Options Purchased	—	32,084	—	32,084
Put Options Purchased	581,000	—	—	581,000
Short-Term Investments —
Foreign Government Securities	—	80,307,000	—	80,307,000
U.S. Treasury Obligations	—	17,903,423	—	17,903,423
Repurchase Agreements	—	30,363,759	—	30,363,759
Other	—	28,664,279	—	28,664,279

Total Investments	$8,089,916	$768,898,204	$—	$776,988,120

Forward Foreign Currency Exchange Contracts	$—	$2,301,764	$—	$2,301,764
Swap Contracts	—	16,655,550	—	16,655,550
Futures Contracts	54,225	—	—	54,225

Total	$8,144,141	$787,855,518	$—	$795,999,659

Liability Description

Securities Sold Short	$—	$(33,906,075)	$—	(33,906,075)
Forward Foreign Currency Exchange Contracts	—	(5,135,857)	—	(5,135,857)
Swap Contracts	—	(3,088,297)	—	(3,088,297)
Futures Contracts	(215,721)	—	—	(215,721)
Currency Call Options Written	—	(483,963)	—	(483,963)
Currency Put Options Written	—	(39,196)	—	(39,196)

Total	$(215,721)	$(42,653,388)	$—	$(42,869,109)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

52

Emerging Markets Local Income Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Emerging Markets Local Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Emerging Markets Local Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio and subsidiary as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

53

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

54

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael A. Cirami 1975	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

55

Eaton Vance

Emerging Markets Local Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

56

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

57

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3040-12/12	EMISRC

Eaton Vance Floating-Rate Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Floating-Rate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 49

Federal Tax Information	20

Management and Organization	50

Important Notices	53

Eaton Vance

Floating-Rate Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2012, as measured by the 8.48% return of the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the asset class. Returns of the Index reflected an increase in loan prices, plus investment income.

Throughout the past 12 months, the floating-rate market exhibited resilience amid low U.S. economic growth and uncertainty regarding U.S. fiscal policy. This resilience was due to favorable market technical and fundamental conditions. The net supply of floating-rate loans was moderate, as loan repayments by issuers helped offset new issue supply coming to market. At the same time, demand strengthened. Improved economic data and the U.S. Federal Reserve’s pledge to keep interest rates low appeared to have fueled investors’ appetite for higher-yielding alternatives to government bonds. Other investors turned to floating-rate loans for protection against potentially rising interest rates. In the institutional market, buying by pension funds, hedge funds, structured vehicles and other institutional investors, such as value crossover strategies, also expanded as the period progressed. For the period overall, the modest growth in the overall supply of loans was easily absorbed due to widespread investor demand.

In terms of issuer fundamentals, improving corporate balance sheets and better-than-expected earnings growth also helped bolster loans. Furthermore, the default rate in the market remained well below longer-term averages, ending October 31, 2012 at 1.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary & Data (LCD).

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Floating-Rate Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 7.17%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 8.48% during the period.

The Fund’s underweight to the lower-quality segment of the market detracted from performance relative to the Index. Specifically, the Fund’s holdings were biased toward higher-quality BB- and B-rated7 loans. At the same time, the Fund had an underweight to CCC-rated loans. For the year, BB-rated loans in the Index returned 6.60%, B-rated loans in the Index gained 10.12% and CCC-rated loans in the Index rose 9.93%. Within the BB- and B-rated space, the Fund had a more pronounced overweight to the higher-rated BB-ratings tier, providing a further drag on relative results versus the Index.

Additionally, the Fund’s underweight exposure to publishing and financial intermediaries — which outperformed the broad market — and overweight exposure to the leisure goods/ activities/movies segment — which underperformed the broad market — detracted from performance relative to the Index.

Contributing to relative performance versus the Index were the Fund’s underweight exposures to utilities and telecommunications as these segments underperformed the overall loan market.

The Fund generated attractive income during the year, despite ultra low levels of short-term interest rates.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

October 31, 2012

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Advisers Class at NAV	02/07/2001	7.16%	3.73%	4.27%	—
Class A at NAV	05/05/2003	7.17	3.74	—	4.16%
Class A with 2.25% Maximum Sales Charge	—	4.77	3.27	—	3.91
Class B at NAV	02/05/2001	6.36	2.96	3.49	—
Class B with 5% Maximum Sales Charge	—	1.36	2.62	3.49	—
Class C at NAV	02/01/2001	6.36	2.96	3.49	—
Class C with 1% Maximum Sales Charge	—	5.36	2.96	3.49	—
Class I at NAV	01/30/2001	7.41	4.01	4.54	—
S&P/LSTA Leveraged Loan Index	—	8.48%	5.21%	5.88%	—

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.01%	1.01%	1.76%	1.76%	0.76%

Performance of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2002	$15,197	N.A.
Class A	$10,000	05/05/2003	$14,722	$14,391
Class B	$10,000	10/31/2002	$14,097	N.A.
Class C	$10,000	10/31/2002	$14,098	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate Fund

October 31, 2012

Fund Profile5

Top 10 Holdings (% of total investments)[6]

Rite Aid Corporation	1.0%
Intelsat Jackson Holdings Ltd.	1.0
Asurion LLC	1.0
HCA, Inc.	0.9
Alliance Boots Holdings Limited	0.9
Del Monte Foods Company	0.9
Hertz Corporation (The)	0.9
MetroPCS Wireless, Inc.	0.8
Infor (US), Inc.	0.8
Chrysler Group LLC	0.7
Total	8.9%

Top 10 Sectors (% of total investments)[6]

Health Care	12.4%
Business Equipment and Services	8.2
Electronics/Electrical	5.7
Automotive	4.4
Chemicals and Plastics	4.0
Telecommunications	3.9
Publishing	3.8
Leisure Goods/Activities/Movies	3.7
Food Products	3.5
Food Service	3.5
Total	53.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,029.00	$5.15	1.01%
Class A	$1,000.00	$1,029.80	$5.15	1.01%
Class B	$1,000.00	$1,026.20	$9.01	1.77%
Class C	$1,000.00	$1,025.10	$8.96	1.76%
Class I	$1,000.00	$1,031.30	$3.88	0.76%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.13	1.01%
Class A	$1,000.00	$1,020.10	$5.13	1.01%
Class B	$1,000.00	$1,016.20	$8.97	1.77%
Class C	$1,000.00	$1,016.30	$8.92	1.76%
Class I	$1,000.00	$1,021.30	$3.86	0.76%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Floating Rate Portfolio, at value (identified cost, $7,783,042,696)	$7,825,509,120
Receivable for Fund shares sold	37,810,245
Total assets	$7,863,319,365

Liabilities
Payable for Fund shares redeemed	$17,127,509
Distributions payable	11,342,298
Payable to affiliates:
Distribution and service fees	1,135,815
Administration fee	977,851
Trustees’ fees	42
Accrued expenses	1,033,634
Total liabilities	$31,617,149
Net Assets	$7,831,702,216

Sources of Net Assets
Paid-in capital	$8,063,676,182
Accumulated net realized loss from Portfolio	(266,813,554)
Accumulated distributions in excess of net investment income	(7,626,836)
Net unrealized appreciation from Portfolio	42,466,424
Total	$7,831,702,216

Advisers Class Shares
Net Assets	$519,542,329
Shares Outstanding	57,128,149
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.09

Class A Shares
Net Assets	$1,620,674,735
Shares Outstanding	172,305,385
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.41
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.63

Class B Shares
Net Assets	$25,324,980
Shares Outstanding	2,789,465
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.08

Class C Shares
Net Assets	$789,511,804
Shares Outstanding	86,921,158
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.08

Class I Shares
Net Assets	$4,876,648,368
Shares Outstanding	535,947,306
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.10

On	sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from Portfolio	$400,903,716
Dividends allocated from Portfolio	4,918,213
Expenses allocated from Portfolio	(41,767,722)
Total investment income from Portfolio	$364,054,207

Expenses
Administration fee	$11,549,087
Distribution and service fees
Advisers Class	1,212,113
Class A	3,670,269
Class B	325,756
Class C	7,691,904
Trustees’ fees and expenses	500
Custodian fee	38,343
Transfer and dividend disbursing agent fees	4,466,430
Legal and accounting services	72,088
Printing and postage	937,137
Registration fees	96,974
Miscellaneous	48,755
Total expenses	$30,109,356

Net investment income	$333,944,851

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$19,683,217
Swap contracts	(909,701)
Foreign currency and forward foreign currency exchange contract transactions	25,637,649
Net realized gain	$44,411,165
Change in unrealized appreciation (depreciation) —
Investments	$168,855,402
Swap contracts	(846,702)
Foreign currency and forward foreign currency exchange contracts	(7,186,295)
Net change in unrealized appreciation (depreciation)	$160,822,405

Net realized and unrealized gain	$205,233,570

Net increase in net assets from operations	$539,178,421

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$333,944,851	$289,699,824
Net realized gain (loss) from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	44,411,165	(13,731,371)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	160,822,405	(85,895,222)
Net increase in net assets from operations	$539,178,421	$190,073,231
Distributions to shareholders —
From net investment income
Advisers Class	$(20,585,388)	$(21,432,506)
Class A	(62,390,589)	(57,075,853)
Class B	(1,130,752)	(1,576,040)
Class C	(26,894,967)	(25,501,335)
Class I	(221,889,919)	(179,405,173)
Tax return of capital
Advisers Class	—	(815,482)
Class A	—	(2,171,670)
Class B	—	(59,967)
Class C	—	(970,296)
Class I	—	(6,826,160)
Total distributions to shareholders	$(332,891,615)	$(295,834,482)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$157,689,418	$399,281,466
Class A	527,302,015	996,681,474
Class B	1,647,996	11,923,535
Class C	133,094,618	275,080,563
Class I	2,142,614,643	3,917,813,641
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	19,661,046	20,602,176
Class A	56,070,258	48,713,299
Class B	942,089	1,113,520
Class C	20,295,552	18,143,158
Class I	78,063,837	58,488,929
Cost of shares redeemed
Advisers Class	(162,838,764)	(352,091,893)
Class A	(464,571,888)	(748,651,194)
Class B	(7,137,703)	(13,512,001)
Class C	(166,621,878)	(238,003,109)
Class I	(2,585,556,155)	(1,590,280,252)
Net asset value of shares exchanged
Class A	12,055,754	13,347,912
Class B	(12,055,754)	(13,347,912)
Redemption fees	—	96,079
Net increase (decrease) in net assets from Fund share transactions	$(249,344,916)	$2,805,399,391

Net increase (decrease) in net assets	$(43,058,110)	$2,699,638,140

Net Assets
At beginning of year	$7,874,760,326	$5,175,122,186
At end of year	$7,831,702,216	$7,874,760,326

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(7,626,836)	$(14,738,985)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.850	$8.880	$8.450	$7.000	$9.590

Income (Loss) From Operations
Net investment income(1)	$0.382	$0.342	$0.345	$0.362	$0.545
Net realized and unrealized gain (loss)	0.239	(0.018)	0.488	1.442	(2.618)

Total income (loss) from operations	$0.621	$0.324	$0.833	$1.804	$(2.073)

Less Distributions
From net investment income	$(0.381)	$(0.341)	$(0.404)	$(0.356)	$(0.435)
Tax return of capital	—	(0.013)	—	—	(0.083)

Total distributions	$(0.381)	$(0.354)	$(0.404)	$(0.356)	$(0.518)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.002	$0.001

Net asset value — End of year	$9.090	$8.850	$8.880	$8.450	$7.000

Total Return(3)	7.16%	3.68%	10.08%	26.83%	(22.55)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$519,542	$492,206	$432,169	$355,499	$375,801
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.02%	1.01%	1.05%	1.12%	1.19%
Net investment income	4.26%	3.82%	3.96%	4.95%	6.11%
Portfolio Turnover of the Portfolio	42%	56%	39%	35%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.160	$9.180	$8.740	$7.240	$9.920

Income (Loss) From Operations
Net investment income(1)	$0.395	$0.355	$0.356	$0.372	$0.560
Net realized and unrealized gain (loss)	0.248	(0.010)	0.499	1.494	(2.705)

Total income (loss) from operations	$0.643	$0.345	$0.855	$1.866	$(2.145)

Less Distributions
From net investment income	$(0.393)	$(0.352)	$(0.416)	$(0.368)	$(0.450)
Tax return of capital	—	(0.013)	—	—	(0.086)

Total distributions	$(0.393)	$(0.365)	$(0.416)	$(0.368)	$(0.536)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.002	$0.001

Net asset value — End of year	$9.410	$9.160	$9.180	$8.740	$7.240

Total Return(3)	7.17%	3.79%	10.00%	27.01%	(22.66)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,620,675	$1,450,518	$1,160,014	$946,191	$646,322
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.02%	1.01%	1.04%	1.12%	1.19%
Net investment income	4.26%	3.83%	3.96%	4.90%	6.08%
Portfolio Turnover of the Portfolio	42%	56%	39%	35%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.840	$8.860	$8.440	$6.990	$9.590

Income (Loss) From Operations
Net investment income(1)	$0.312	$0.275	$0.280	$0.315	$0.469
Net realized and unrealized gain (loss)	0.241	(0.007)	0.479	1.436	(2.616)

Total income (loss) from operations	$0.553	$0.268	$0.759	$1.751	$(2.147)

Less Distributions
From net investment income	$(0.313)	$(0.277)	$(0.340)	$(0.303)	$(0.382)
Tax return of capital	—	(0.011)	—	—	(0.072)

Total distributions	$(0.313)	$(0.288)	$(0.340)	$(0.303)	$(0.454)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.002	$0.001

Net asset value — End of year	$9.080	$8.840	$8.860	$8.440	$6.990

Total Return(3)	6.36%	3.04%	9.17%	25.96%	(23.22)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$25,325	$41,084	$55,067	$66,309	$85,386
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.77%	1.76%	1.80%	1.88%	1.94%
Net investment income	3.49%	3.08%	3.23%	4.38%	5.29%
Portfolio Turnover of the Portfolio	42%	56%	39%	35%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.840	$8.870	$8.440	$6.990	$9.590

Income (Loss) From Operations
Net investment income(1)	$0.314	$0.276	$0.279	$0.308	$0.472
Net realized and unrealized gain (loss)	0.239	(0.018)	0.491	1.443	(2.619)

Total income (loss) from operations	$0.553	$0.258	$0.770	$1.751	$(2.147)

Less Distributions
From net investment income	$(0.313)	$(0.277)	$(0.341)	$(0.303)	$(0.382)
Tax return of capital	—	(0.011)	—	—	(0.072)

Total distributions	$(0.313)	$(0.288)	$(0.341)	$(0.303)	$(0.454)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.002	$0.001

Net asset value — End of year	$9.080	$8.840	$8.870	$8.440	$6.990

Total Return(3)	6.36%	2.92%	9.29%	25.96%	(23.22)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$789,512	$782,241	$733,767	$618,351	$512,400
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.77%	1.76%	1.80%	1.87%	1.94%
Net investment income	3.51%	3.08%	3.21%	4.22%	5.31%
Portfolio Turnover of the Portfolio	42%	56%	39%	35%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.860	$8.880	$8.450	$7.000	$9.590

Income (Loss) From Operations
Net investment income(1)	$0.403	$0.366	$0.363	$0.372	$0.550
Net realized and unrealized gain (loss)	0.240	(0.011)	0.491	1.450	(2.601)

Total income (loss) from operations	$0.643	$0.355	$0.854	$1.822	$(2.051)

Less Distributions
From net investment income	$(0.403)	$(0.361)	$(0.425)	$(0.374)	$(0.456)
Tax return of capital	—	(0.014)	—	—	(0.084)

Total distributions	$(0.403)	$(0.375)	$(0.425)	$(0.374)	$(0.540)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.002	$0.001

Net asset value — End of year	$9.100	$8.860	$8.880	$8.450	$7.000

Total Return(3)	7.41%	4.04%	10.34%	27.14%	(22.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,876,648	$5,108,712	$2,794,104	$879,161	$353,249
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.77%	0.76%	0.79%	0.87%	0.92%
Net investment income	4.50%	4.09%	4.16%	4.99%	6.22%
Portfolio Turnover of the Portfolio	42%	56%	39%	35%	7%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (83.0% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $252,389,796 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($190,856,000), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,023). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $52,143,879 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance

Floating-Rate Fund

October 31, 2012

Notes to Financial Statements — continued

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$332,891,615	$284,990,907
Tax return of capital	$—	$10,843,575

During the year ended October 31, 2012, accumulated net realized loss was decreased by $1,227,911, accumulated distributions in excess of net investment income was decreased by $6,058,913 and paid-in capital was decreased by $7,286,824 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,578,273
Capital loss carryforward	$(252,389,796)
Net unrealized appreciation	$28,179,855
Other temporary differences	$(11,342,298)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $11,549,087. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $306,425 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $76,228 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

16

Eaton Vance

Floating-Rate Fund

October 31, 2012

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $1,212,113 for Advisers Class shares and $3,670,269 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $244,317 and $5,768,928 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $11,257,000 and $208,726,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $81,439 and $1,922,976 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $56,000, $42,000 and $107,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $890,639,363 and $1,511,414,595, respectively.

7 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2012	2011

Sales	17,543,503	44,296,719
Issued to shareholders electing to receive payments of distributions in Fund shares	2,190,892	2,300,548
Redemptions	(18,198,506)	(39,683,951)

Net increase	1,535,889	6,913,316

17

Eaton Vance

Floating-Rate Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2012	2011

Sales	56,750,130	106,871,954
Issued to shareholders electing to receive payments of distributions in Fund shares	6,040,041	5,268,471
Redemptions	(50,194,747)	(81,529,341)
Exchange from Class B shares	1,302,567	1,447,361

Net increase	13,897,991	32,058,445

	Year Ended October 31,
Class B	2012	2011

Sales	185,443	1,326,831
Issued to shareholders electing to receive payments of distributions in Fund shares	105,264	124,665
Redemptions	(800,251)	(1,517,214)
Exchange to Class A shares	(1,349,188)	(1,498,631)

Net decrease	(1,858,732)	(1,564,349)

	Year Ended October 31,
Class C	2012	2011

Sales	14,838,143	30,556,428
Issued to shareholders electing to receive payments of distributions in Fund shares	2,264,371	2,031,564
Redemptions	(18,642,279)	(26,870,189)

Net increase (decrease)	(1,539,765)	5,717,803

	Year Ended October 31,
Class I	2012	2011

Sales	238,765,116	434,691,707
Issued to shareholders electing to receive payments of distributions in Fund shares	8,691,160	6,538,780
Redemptions	(288,207,256)	(179,130,199)

Net increase (decrease)	(40,750,980)	262,100,288

For the year ended October 31, 2011, the Fund received $96,079 in redemption fees.

18

Eaton Vance

Floating-Rate Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

19

Eaton Vance

Floating-Rate Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $4,918,213, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 1.45% qualifies for the corporate dividends received deduction.

20

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 92.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.6%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	8,900	$8,965,824
DAE Aviation Holdings, Inc.
Revolving Loan, 3.53%, Maturing July 31, 2013(2)	20,000	18,650,000
Term Loan, 7.25%, Maturing July 31, 2014	17,676	17,675,616
Term Loan, 7.25%, Maturing July 31, 2014	17,963	17,963,473
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017	6,638	6,737,129
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012	30,143	24,491,339
Sequa Corporation
Term Loan, 3.62%, Maturing December 3, 2014	8,989	8,984,762
Term Loan, 6.25%, Maturing December 3, 2014	3,002	3,009,818
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	11,461	11,482,728
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	11,227	11,277,626
Term Loan, 4.00%, Maturing February 14, 2017	12,857	12,909,289
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, Maturing April 7, 2017	1,989	1,998,133
Wyle Services Corporation
Term Loan, 5.00%, Maturing March 27, 2017	11,189	11,259,258

		$155,404,995

Air Transport — 0.3%
Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015	11,051	$10,774,919
Orbitz Worldwide Inc.
Term Loan, 3.21%, Maturing July 25, 2014	18,599	18,189,469

		$28,964,388

Automotive — 4.5%
Allison Transmission, Inc.
Term Loan, 2.72%, Maturing August 7, 2014	16,237	$16,280,159
Term Loan, 4.25%, Maturing August 23, 2019	43,299	43,555,555
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	8,025	7,995,109
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	70,187	71,902,705
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	38,295	36,104,877
Term Loan, 2.15%, Maturing December 28, 2015	21,990	20,732,517

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Financiere Truck Investissement SAS
Term Loan, 2.35%, Maturing February 15, 2013	EUR	1,479	$1,826,537
Ford Motor Company
Revolving Loan, 0.25%, Maturing November 30, 2015(2)		4,852	4,615,851
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		64,325	65,048,656
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018		23,250	23,250,000
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017		23,428	23,545,410
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		5,275	5,314,584
SRAM, LLC
Term Loan, 4.78%, Maturing June 7, 2018		22,516	22,741,391
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018		3,000	3,060,000
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016		31,011	31,220,296
TriMas Corporation
Term Loan, Maturing October 10, 2019(3)		9,775	9,799,437
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,402	3,435,863
Veyance Technologies, Inc.
Term Loan, 2.47%, Maturing July 31, 2014		4,312	4,280,419
Term Loan, 2.47%, Maturing July 31, 2014		26,659	26,465,513
Term Loan, 5.50%, Maturing July 31, 2014		4,005	4,019,893
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015		2,000	1,940,000

			$427,134,772

Beverage and Tobacco — 0.0%(4)
Maine Beverage Company
Term Loan, 2.11%, Maturing March 31, 2013		157	$155,964

			$155,964

Building and Development — 1.2%
401 North Wabash Venture LLC
Term Loan, 6.75%, Maturing August 1, 2013(5)		4,879	$4,882,243
Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		19,063	19,154,725
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016		11,950	12,001,488

21	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016		8,511	$8,074,515
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		12,230	12,321,653
Realogy Corporation
Term Loan, 3.24%, Maturing October 10, 2013		2,700	2,659,023
Term Loan, 4.46%, Maturing October 10, 2016		9,207	9,201,711
Term Loan, 4.46%, Maturing October 10, 2016		719	718,202
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019		6,990	7,060,501
The Woodlands Land Development Company L.P.
Term Loan, 5.00%, Maturing March 7, 2014		19,259	18,970,370
Tishman Speyer U.S. Office, Inc.
Term Loan, 5.21%, Maturing January 8, 2014		13,475	13,620,530

			$108,664,961

Business Equipment and Services — 8.5%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019		4,796	$4,846,831
Acosta, Inc.
Term Loan, 5.00%, Maturing March 1, 2018		32,615	32,818,945
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		35,223	35,302,274
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015		40,942	38,664,304
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017		13,199	13,232,058
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		4,678	4,677,706
Term Loan, 2.96%, Maturing February 21, 2015		14,944	13,897,694
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		5,893	5,900,246
Brand Energy & Infrastructure Services, Inc.
Term Loan, Maturing October 16, 2016(3)		1,819	1,819,355
Term Loan, Maturing October 16, 2018(3)		7,581	7,555,379
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016		11,499	11,671,337
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		16,348	16,511,221
Catalina Marketing Corporation
Term Loan, 2.96%, Maturing October 1, 2014		5,842	5,827,299
ClientLogic Corporation
Term Loan, 6.86%, Maturing January 30, 2017	EUR	569	671,651
Term Loan, 7.10%, Maturing January 30, 2017		9,682	9,464,497

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019	5,650	$5,692,375
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	5,375	5,418,672
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016	10,003	10,061,194
Education Management LLC
Term Loan, 4.38%, Maturing June 1, 2016	1,159	976,821
Term Loan, 8.25%, Maturing March 29, 2018	24,467	21,705,549
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018	16,209	16,300,553
Term Loan - Second Lien, 11.00%, Maturing October 22, 2018	3,125	3,156,250
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018	24,079	24,319,790
Garda World Security Corp.
Term Loan, Maturing October 24, 2019(3)	4,225	4,261,969
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019	7,363	7,478,047
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	17,350	17,415,062
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018	20,497	20,443,891
IG Investment Holdings, LLC
Term Loan, Maturing October 26, 2019(3)	8,850	8,838,937
IMS Health Incorporated
Term Loan, 4.50%, Maturing August 25, 2017	23,062	23,230,429
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	72,025	72,891,090
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017	22,985	23,147,889
Kronos Incorporated
Term Loan, Maturing October 25, 2019(3)	17,850	17,894,625
Term Loan - Second Lien, Maturing April 24, 2020(3)	10,275	10,300,687
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	20,081	19,967,861
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017	11,915	11,915,413
Mitchell International, Inc.
Term Loan, 2.50%, Maturing March 28, 2014	1,856	1,850,310
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015	1,500	1,481,250
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018	9,925	10,020,237

22	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018		3,950	$3,964,812
Term Loan, 5.00%, Maturing June 8, 2018		45,017	45,388,520
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		9,730	9,714,629
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,959	1,966,402
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		9,162	9,219,074
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 26, 2016		35,647	35,792,109
Term Loan, 3.97%, Maturing February 28, 2017		24,027	24,147,016
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		5,900	5,911,376
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		30,289	30,614,354
Travelport LLC
Term Loan, 2.86%, Maturing August 23, 2013		154	147,530
Term Loan, 4.65%, Maturing August 21, 2015	EUR	1,481	1,827,847
Term Loan, 4.86%, Maturing August 21, 2015		13,518	12,946,178
Term Loan, 4.86%, Maturing August 21, 2015		20,702	19,826,110
Term Loan, 4.86%, Maturing August 21, 2015		8,217	7,869,580
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,610	1,623,771
Term Loan, 6.00%, Maturing July 28, 2017		8,224	8,296,132
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		6,494	6,569,403
Term Loan, 5.50%, Maturing July 15, 2016		18,039	18,249,185
Term Loan, 5.75%, Maturing June 29, 2018		12,469	12,624,609

			$798,328,335

Cable and Satellite Television — 3.4%
Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		15,386	$15,485,357
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		4,794	4,818,350
Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		4,726	4,749,881
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		51,054	51,213,042
Charter Communications Operating, LLC
Term Loan, 3.47%, Maturing September 6, 2016		28,331	28,477,442
Term Loan, 4.00%, Maturing May 15, 2019		10,970	11,056,263

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		9,055	$9,100,574
CSC Holdings, Inc.
Term Loan, 1.96%, Maturing March 29, 2016		23,108	23,117,275
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		16,825	16,889,591
Lavena Holdings 4 GmbH
Term Loan, 2.95%, Maturing March 6, 2015	EUR	5,072	6,180,838
Term Loan, 3.32%, Maturing March 4, 2016	EUR	5,072	6,180,838
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		7,420	7,373,226
Term Loan, 1.93%, Maturing January 30, 2015		7,540	7,492,875
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,044	10,037,535
Mediacom Illinois, LLC
Term Loan, 1.68%, Maturing January 30, 2015		18,747	18,430,227
Term Loan, 4.50%, Maturing October 23, 2017		10,275	10,239,460
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.81%, Maturing July 1, 2016	EUR	3,546	4,495,529
UPC Broadband Holding B.V.
Term Loan, 3.87%, Maturing December 31, 2016	EUR	37,765	48,681,413
Term Loan, 4.12%, Maturing December 29, 2017	EUR	2,000	2,590,043
UPC Financing Partnership
Term Loan, 3.71%, Maturing December 30, 2016		5,061	5,040,923
Term Loan, 3.71%, Maturing December 29, 2017		10,793	10,776,802
Term Loan, 4.75%, Maturing December 29, 2017		4,575	4,609,313
WaveDivision Holdings, LLC
Term Loan, 5.50%, Maturing August 9, 2019		3,475	3,511,880
YPSO Holding SA
Term Loan, 4.86%, Maturing June 6, 2016	EUR	3,336	4,099,975
Term Loan, 4.86%, Maturing June 6, 2016	EUR	5,763	7,082,418

			$321,731,070

Chemicals and Plastics — 3.6%
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		12,439	$12,714,904
Celanese U.S. Holdings LLC
Term Loan, 2.87%, Maturing October 31, 2016	EUR	667	868,423
Chemtura Corporation
Term Loan, 5.50%, Maturing August 27, 2016		10,975	11,125,906
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		7,955	8,044,557
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		4,014	4,030,949

23	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		7,922	$7,979,428
Term Loan, 6.25%, Maturing August 2, 2017	EUR	465	602,530
Houghton International, Inc.
Revolving Loan, 0.50%, Maturing January 30, 2016(2)		1,280	1,235,200
Revolving Loan, 2.65%, Maturing January 30, 2016(2)		320	308,800
Term Loan, 6.75%, Maturing January 29, 2016		13,317	13,433,454
Huntsman International, LLC
Term Loan, 2.50%, Maturing June 30, 2016		2,285	2,282,699
Term Loan, 2.79%, Maturing April 19, 2017		12,358	12,342,130
Ineos Finance PLC
Term Loan, Maturing May 4, 2018(3)	EUR	1,824	2,378,152
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		48,044	48,784,121
Momentive Performance Materials GmbH
Term Loan, 3.61%, Maturing May 5, 2015	EUR	4,909	6,314,889
Momentive Performance Materials Inc.
Term Loan, 2.40%, Maturing December 4, 2013		4,750	4,726,250
Term Loan, 3.75%, Maturing May 5, 2015		7,662	7,651,923
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		10,275	10,249,486
Momentive Specialty Chemicals Inc.
Term Loan, 2.48%, Maturing May 3, 2013		12,237	12,152,408
Term Loan, 3.82%, Maturing May 5, 2015	EUR	1,071	1,339,722
Term Loan, 4.00%, Maturing May 5, 2015		15,947	15,907,045
Term Loan, 4.13%, Maturing May 5, 2015		7,023	6,812,388
Term Loan, 4.13%, Maturing May 5, 2015		8,060	8,040,295
Term Loan, 4.25%, Maturing May 5, 2015		4,061	3,979,813
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,164	1,176,519
Omnova Solutions Inc.
Term Loan, 5.50%, Maturing May 31, 2017		10,012	10,099,244
PolyOne Corp.
Term Loan, 5.00%, Maturing December 20, 2017		10,524	10,619,612
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,597	6,666,942
Styron S.A.R.L., LLC
Term Loan, 8.00%, Maturing August 2, 2017		30,462	29,158,104
Taminco Global Chemical Corporation
Term Loan, 5.25%, Maturing February 15, 2019		4,527	4,580,069
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018		2,939	2,963,992
Term Loan, 4.25%, Maturing February 8, 2018		10,777	10,861,234

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	63,153	$62,643,957

		$342,075,145

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018	1,995	$2,008,716
Warnaco Inc.
Term Loan, 3.75%, Maturing June 15, 2018	3,901	3,881,122
Wolverine Worldwide, Inc.
Term Loan, 5.25%, Maturing July 31, 2019	5,775	5,843,578

		$11,733,416

Conglomerates — 1.5%
Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014	1,024	$1,026,733
Term Loan, 7.75%, Maturing September 22, 2014	2,550	2,555,918
Term Loan, 8.25%, Maturing September 22, 2014	413	413,591
Rexnord Corporation
Term Loan, 4.50%, Maturing April 2, 2018	33,162	33,431,315
RGIS Services, LLC
Term Loan, 4.61%, Maturing October 18, 2016	19,617	19,567,498
Term Loan, 5.50%, Maturing October 18, 2017	16,221	16,281,417
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	6,585	6,630,712
Term Loan, 6.75%, Maturing February 8, 2018	1,500	1,500,000
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	2,750	2,770,625
Spectrum Brands, Inc.
Term Loan, 5.02%, Maturing June 17, 2016	19,623	19,694,895
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	39,415	38,954,972

		$142,827,676

Containers and Glass Products — 1.3%
Berry Plastics Holding Corporation
Term Loan, 2.21%, Maturing April 3, 2015	24,165	$24,044,671
BWAY Corporation
Term Loan, 5.25%, Maturing February 23, 2018	2,536	2,542,259
Term Loan, 5.25%, Maturing February 23, 2018	22,630	22,681,805
Hilex Poly Co. LLC
Term Loan, 11.25%, Maturing November 16, 2015	3,840	3,916,742

24	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		3,394	$3,419,455
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 20, 2018		53,475	53,772,321
Sealed Air Corporation
Term Loan, 5.50%, Maturing October 3, 2018	EUR	978	1,272,529
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018		7,091	7,144,075

			$118,793,857

Cosmetics / Toiletries — 0.5%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019		35,062	$35,500,402
Huish Detergents, Inc.
Term Loan, 2.22%, Maturing April 25, 2014		1,944	1,860,987
Prestige Brands, Inc.
Term Loan, 5.28%, Maturing January 31, 2019		4,889	4,951,054

			$42,312,443

Drugs — 0.8%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		3,982	$3,999,917
Term Loan, 5.50%, Maturing February 10, 2017		20,762	20,866,071
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019		12,925	12,919,235
Warner Chilcott Company, LLC
Term Loan, 3.75%, Maturing March 17, 2016		278	279,940
Term Loan, 4.25%, Maturing March 15, 2018		6,647	6,680,116
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018		5,048	5,073,667
Term Loan, 4.25%, Maturing March 15, 2018		13,294	13,360,232
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018		9,139	9,185,160

			$72,364,338

Ecological Services and Equipment — 0.3%
ADS Waste Holdings
Term Loan, 5.25%, Maturing September 11, 2019		21,450	$21,675,675
Envirotest Systems Holding Corp.
Term Loan - Second Lien, 15.50%, Maturing March 31, 2017(6)		93	95,365
Progressive Waste Solutions Ltd.
Term Loan, Maturing October 11, 2019(3)		5,875	5,930,078

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Safety Kleen (SK Holdings)
Term Loan, 5.00%, Maturing February 17, 2017	2,479	$2,477,102

		$30,178,220

Electronics / Electrical — 5.9%
Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018	11,848	$11,889,011
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	26,499	26,134,550
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	34,491	34,887,583
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016	6,711	6,777,995
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	34,140	34,438,926
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 2, 2018	14,700	14,727,562
CPI International Inc.
Term Loan, 5.00%, Maturing February 13, 2017	10,341	10,340,812
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	13,101	13,193,395
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	17,598	16,981,800
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	33,502	33,745,319
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	7,294	7,325,533
Term Loan, 5.50%, Maturing May 31, 2016	14,352	14,415,137
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016	40,483	39,673,675
Hyland Software, Inc.
Term Loan, Maturing October 29, 2019(3)	3,900	3,906,501
InfoGroup Inc.
Term Loan, 5.75%, Maturing May 25, 2018	9,642	8,629,509
Lawson Software Inc.
Term Loan, 5.75%, Maturing October 18, 2016	1,850	1,878,135
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	8,300	8,336,313
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	18,591	18,742,087
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018	11,583	11,713,309

25	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	16,007	$16,260,225
Term Loan, 5.50%, Maturing March 3, 2017	17,251	17,646,085
Term Loan, 5.25%, Maturing March 19, 2019	19,154	19,457,011
Open Solutions, Inc.
Term Loan, 2.44%, Maturing January 23, 2014	11,157	10,790,224
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	9,577	9,409,280
SafeNet Inc.
Term Loan, 2.71%, Maturing April 12, 2014	10,189	10,163,082
Semtech Corporation
Term Loan, 4.25%, Maturing March 20, 2017	2,811	2,835,470
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	36,508	36,690,333
Serena Software, Inc.
Term Loan, 4.22%, Maturing March 10, 2016	3,010	2,987,366
Term Loan, 5.00%, Maturing March 10, 2016	3,975	3,989,906
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	11,721	11,793,879
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	8,508	8,603,726
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	16,089	16,337,209
Spansion LLC
Term Loan, 4.75%, Maturing February 9, 2015	8,066	8,156,694
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	4,396	4,398,385
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	13,936	13,993,806
Wall Street Systems, Inc.
Term Loan, Maturing October 24, 2019(3)	18,425	18,194,687
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	24,844	24,875,493

		$554,320,013

Equipment Leasing — 0.7%
BakerCorp International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	9,890	$9,941,459
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	15,050	15,294,563
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	40,325	41,030,687

		$66,266,709

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 3.2%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	8,925	$8,991,938
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	10,238	10,340,211
CB Richard Ellis Services, Inc.
Term Loan, 3.46%, Maturing March 5, 2018	7,935	7,955,106
Term Loan, 3.71%, Maturing September 4, 2019	547	548,018
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	22,308	22,516,684
First Data Corporation
Term Loan, 2.96%, Maturing September 24, 2014	754	754,755
Term Loan, 2.96%, Maturing September 24, 2014	817	818,041
Term Loan, 2.96%, Maturing September 24, 2014	879	880,744
Term Loan, 4.21%, Maturing March 23, 2018	15,843	15,193,968
Term Loan, 5.21%, Maturing September 24, 2018	13,325	13,094,584
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	8,583	8,443,056
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018	5,655	5,655,000
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	7,941	7,960,390
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	20,570	20,531,748
LPL Holdings, Inc.
Term Loan, 2.71%, Maturing March 29, 2017	4,339	4,289,939
Term Loan, 4.00%, Maturing March 29, 2019	33,283	33,469,965
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	12,714	12,841,203
MIP Delaware, LLC
Term Loan, 5.50%, Maturing July 12, 2018	6,172	6,233,299
Nuveen Investments, Inc.
Term Loan, 5.85%, Maturing May 12, 2017	35,459	35,503,306
Term Loan, 5.84%, Maturing May 13, 2017	28,556	28,627,376
Term Loan, 7.25%, Maturing May 13, 2017	6,250	6,275,000
Oz Management LP
Term Loan, 1.71%, Maturing November 15, 2016	15,645	14,006,531
RJO Holdings Corp.
Term Loan, 6.22%, Maturing December 10, 2015(6)	63	51,347
Term Loan, 6.97%, Maturing December 10, 2015(6)	1,980	1,526,487
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	29,430	29,564,410
Vantiv, LLC
Term Loan, 3.75%, Maturing March 27, 2019	5,458	5,475,343

		$301,548,449

26	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 3.6%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		14,250	$14,386,558
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		10,093	10,005,033
BL Marketing Limited (Weetabix)
Term Loan, 7.36%, Maturing June 30, 2017	GBP	2,500	4,025,969
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019		12,500	12,593,750
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018		11,322	11,364,081
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		86,824	86,824,333
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		13,039	13,094,392
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		9,602	9,656,451
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		29,149	29,148,618
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		20,557	20,672,295
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		58,920	59,299,369
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018		3,358	3,379,113
Term Loan, 4.75%, Maturing October 17, 2018		25,337	25,442,077
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		23,332	23,432,106
United Biscuits (UK) Limited
Term Loan - Second Lien, 4.51%, Maturing June 15, 2016	GBP	1,500	2,360,108
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017		15,970	15,970,123

			$341,654,376

Food Service — 3.6%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016		3,177	$3,184,715
Term Loan, 3.46%, Maturing July 26, 2016		40,817	40,934,190
Term Loan, 3.46%, Maturing July 26, 2016		4,574	4,586,929
Term Loan, 3.57%, Maturing July 26, 2016		18,087	18,129,576
Term Loan, 3.61%, Maturing July 26, 2016		950	945,250
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019		4,825	4,873,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Buffets, Inc.
Term Loan, 0.24%, Maturing April 22, 2015(6)		998	$997,989
Term Loan, 10.50%, Maturing July 18, 2017		3,456	3,559,938
Term Loan, 2.00%, Maturing July 19, 2017(2)		1,500	1,545,000
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		25,250	25,384,153
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		4,125	4,155,938
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		15,786	15,918,783
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		47,982	48,199,885
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		18,174	18,397,161
NPC International, Inc.
Term Loan, 5.25%, Maturing December 28, 2018		7,836	7,972,748
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019		30,125	30,253,031
P.F. Chang’s China Bistro Inc.
Term Loan, 6.25%, Maturing July 2, 2019		4,450	4,507,481
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		6,728	6,744,319
SSP Financing Limited
Term Loan, 2.40%, Maturing December 17, 2016		4,774	4,422,287
US Foods, Inc.
Term Loan, 2.71%, Maturing July 3, 2014		8,928	8,842,201
Term Loan, 5.75%, Maturing March 31, 2017		41,350	40,833,493
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		15,298	15,347,844
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		26,100	26,374,598

			$336,110,759

Food / Drug Retailers — 3.0%
Alliance Boots Holdings Limited
Term Loan, 3.08%, Maturing July 9, 2015	EUR	17,497	$22,192,928
Term Loan, 3.49%, Maturing July 9, 2015	GBP	43,250	67,663,890
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		69,313	69,495,427
Iceland Foods Group Limited
Term Loan, 5.11%, Maturing April 12, 2019	EUR	7,950	10,426,752
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		4,700	4,737,210

27	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Rite Aid Corporation
Term Loan, 1.97%, Maturing June 4, 2014		63,142	$62,699,724
Term Loan, 4.50%, Maturing March 2, 2018		36,377	36,308,535
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018		9,451	9,545,826

			$283,070,292

Health Care — 12.3%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		5,497	$5,545,477
Term Loan, 4.75%, Maturing June 30, 2017		6,848	6,902,824
Term Loan, 4.75%, Maturing June 30, 2017		27,631	27,851,066
Alkermes, Inc.
Term Loan, 4.50%, Maturing September 18, 2019		7,025	7,077,688
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016		14,172	13,959,322
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		21,322	21,375,438
AssuraMed
Term Loan, Maturing October 23, 2019(3)		9,425	9,479,976
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017		5,799	5,802,687
Term Loan, 8.50%, Maturing April 4, 2017		5,799	5,802,687
Term Loan, Maturing October 9, 2017(3)		7,975	7,935,125
Term Loan, Maturing October 26, 2017(3)		5,800	5,771,000
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017		43,696	44,014,249
BSN Medical Acquisition Holding GmbH
Term Loan, 5.25%, Maturing August 28, 2019	EUR	2,000	2,610,932
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016		13,093	13,158,273
Term Loan, 5.25%, Maturing September 15, 2017		13,464	13,606,644
Community Health Systems, Inc.
Term Loan, 3.92%, Maturing January 25, 2017		64,848	65,213,060
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016		18,508	18,646,894
CRC Health Corporation
Term Loan, 4.86%, Maturing November 16, 2015		29,501	28,726,897
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,569	10,645,358
Term Loan, Maturing September 2, 2019(3)		18,800	18,878,340
DJO Finance LLC
Term Loan, 5.21%, Maturing November 1, 2016		13,026	13,075,293
Term Loan, 6.25%, Maturing September 15, 2017		8,507	8,558,294

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	30,403	$29,357,705
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	9,878	9,994,258
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018	23,200	23,438,114
Fenwal, Inc.
Term Loan, 2.67%, Maturing February 28, 2014	477	476,581
Term Loan, 2.67%, Maturing February 28, 2014	2,782	2,779,034
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017	39,619	40,094,518
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016	19,711	19,810,025
HCA, Inc.
Term Loan, 3.61%, Maturing March 31, 2017	51,019	51,168,893
Term Loan, 3.46%, Maturing May 1, 2018	38,600	38,693,388
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	36,127	36,498,205
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	21,197	21,464,040
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018	15,027	15,092,266
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	35,318	34,538,334
Term Loan, 6.75%, Maturing May 15, 2018	16,723	16,305,327
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	14,607	14,433,871
Term Loan, 6.00%, Maturing June 1, 2018	8,600	8,497,806
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018	53,595	54,398,925
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	5,885	5,944,103
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016	19,553	19,772,777
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017	10,745	10,369,003
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	55,565	55,889,091
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	3,756	3,737,344
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019	9,525	9,572,625
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	20,341	20,164,647

28	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018		27,732	$28,104,511
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.01%, Maturing April 30, 2018		3,616	3,624,977
Radnet Management, Inc.
Term Loan, 5.51%, Maturing September 30, 2018		20,043	20,089,064
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018		33,488	33,781,337
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018		6,135	6,192,137
Sunrise Medical Holdings B.V.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	1,940	2,479,333
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		19,671	19,618,455
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019		18,300	18,357,187
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		4,166	4,187,110
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		13,170	13,241,932
Term Loan, Maturing September 27, 2019(3)		33,675	33,860,212
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		24,510	24,690,817
VWR Funding, Inc.
Term Loan, 2.71%, Maturing June 30, 2014		27,722	27,768,495
Term Loan, 4.46%, Maturing April 3, 2017		25,727	25,872,154

			$1,158,996,125

Home Furnishings — 0.4%
Hunter Fan Company
Term Loan, 2.83%, Maturing April 16, 2014		2,471	$2,359,956
Oreck Corporation
Term Loan - Second Lien, 3.88%, Maturing March 19, 2016(6)		797	720,753
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing September 19, 2019		27,850	27,879,020
Sofia III S.a.r.l.
Term Loan, 2.61%, Maturing June 24, 2016	EUR	3,348	3,926,977

			$34,886,706

Industrial Equipment — 1.4%
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		14,936	$15,102,581

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Excelitas Technologies Corp.
Term Loan, 5.00%, Maturing November 23, 2016		2,895	$2,888,004
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing February 8, 2019		16,484	16,875,175
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		9,482	9,505,204
Husky Injection Molding Systems Ltd.
Term Loan, 5.75%, Maturing June 29, 2018		10,985	11,147,951
Kinetek Acquisitions Corporation
Term Loan, 4.50%, Maturing November 11, 2013		275	274,380
Term Loan, 4.50%, Maturing November 11, 2013		2,712	2,705,283
Kion Group GMBH
Term Loan, 3.36%, Maturing December 23, 2014(5)	EUR	1,058	1,347,351
Term Loan, 3.46%, Maturing December 23, 2014(5)		18,260	17,942,991
Term Loan, 3.96%, Maturing December 23, 2015(5)		18,260	17,942,991
Term Loan, 3.86%, Maturing December 29, 2015(5)	EUR	1,012	1,289,052
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		5,236	5,274,766
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		10,513	10,584,894
Terex Corporation
Term Loan, 5.00%, Maturing April 28, 2017	EUR	9,900	12,912,078
Unifrax Corporation
Term Loan, 6.50%, Maturing November 28, 2018		6,779	6,855,740

			$132,648,441

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 3.36%, Maturing August 21, 2014		22,790	$22,761,848
Term Loan, 6.75%, Maturing August 21, 2014		3,816	3,853,697
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		3,990	4,004,963
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		7,490	7,514,707
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		87,497	88,230,131
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		5,573	5,774,119
CCC Information Services, Inc.
Term Loan, 5.75%, Maturing November 11, 2015		12,125	12,190,262
CNO Financial Group, Inc.
Term Loan, 5.00%, Maturing September 20, 2018		13,650	13,752,375
Cunningham Lindsey Group, Inc.
Term Loan, Maturing October 29, 2019(3)		14,350	14,376,906

29	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Hub International Limited
Term Loan, 4.71%, Maturing June 13, 2017	16,992	$17,130,417
Term Loan, 6.75%, Maturing December 13, 2017	3,420	3,462,437
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016	7,845	7,854,529
USI Holdings Corporation
Term Loan, 2.72%, Maturing May 5, 2014	22,231	22,245,033
Term Loan, 7.00%, Maturing May 5, 2014	3,880	3,899,400

		$227,050,824

Leisure Goods / Activities / Movies — 3.5%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 29, 2019	23,432	$23,666,572
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016	26,605	26,787,638
Term Loan, 4.75%, Maturing February 22, 2018	11,687	11,789,951
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018	13,729	13,840,355
Bombardier Recreational Products, Inc.
Term Loan, 4.46%, Maturing June 28, 2016	34,422	34,648,391
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017	25,611	25,819,245
Cinemark USA, Inc.
Term Loan, 3.47%, Maturing April 29, 2016	3,069	3,093,330
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016	10,857	10,945,699
Fender Musical Instruments Corporation
Term Loan, 2.47%, Maturing June 9, 2014	1,060	1,059,583
Term Loan, 2.47%, Maturing June 9, 2014	3,694	3,693,628
Kasima, LLC
Term Loan, 4.12%, Maturing March 10, 2015	15,000	15,056,250
Term Loan, 5.00%, Maturing March 31, 2017	11,847	11,891,737
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	38,206	38,460,193
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 4.46%, Maturing July 21, 2017	13,045	13,077,747
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017	5,803	5,829,069
Revolution Studios Distribution Company, LLC
Term Loan, 3.97%, Maturing December 21, 2014(6)	4,214	3,444,956
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.93%, Maturing February 17, 2016	5,885	5,881,556
Term Loan, 4.00%, Maturing August 17, 2017	21,641	21,796,407

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018		29,800	$30,032,678
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018		11,061	11,195,695
Warner Music Group Corp.
Term Loan, Maturing October 25, 2018(3)		6,125	6,155,625
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		10,751	10,598,960
Term Loan, 7.50%, Maturing June 19, 2015		1,990	2,004,765

			$330,770,030

Lodging and Casinos — 1.6%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		5,075	$5,144,274
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		5,503	5,543,302
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		9,725	9,997,845
Term Loan, 5.46%, Maturing January 26, 2018		49,603	44,677,001
Gala Group LTD
Term Loan, 5.51%, Maturing May 30, 2018	GBP	27,445	41,653,474
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing March 24, 2017		6,415	6,478,929
Las Vegas Sands LLC
Term Loan, 2.72%, Maturing November 23, 2016		3,253	3,252,658
Term Loan, 2.72%, Maturing November 23, 2016		3,626	3,626,103
LodgeNet Entertainment Corporation
Term Loan, 8.50%, Maturing April 4, 2014		6,104	4,755,829
Penn National Gaming, Inc.
Term Loan, Maturing July 16, 2018(3)		3,900	3,923,158
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		9,257	9,314,396
Quidnax AB
Term Loan, 2.29%, Maturing April 27, 2015	EUR	4,725	5,613,436
Term Loan, 2.79%, Maturing June 30, 2016	EUR	4,725	5,613,436

			$149,593,841

Nonferrous Metals / Minerals — 1.4%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		28,653	$28,919,748
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		34,301	34,353,144
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		11,990	12,117,141

30	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017	7,920	$7,928,221
Term Loan, 4.00%, Maturing March 10, 2017	15,506	15,521,957
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.71%, Maturing May 8, 2016	14,897	14,952,914
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	13,150	12,689,750
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	2,000	1,910,000

		$128,392,875

Oil and Gas — 3.0%
Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017	6,806	$6,942,375
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	2,244	2,262,340
Term Loan, 9.00%, Maturing June 23, 2017	22,740	23,180,668
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	12,884	13,077,723
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	31,825	31,853,738
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	16,965	15,325,259
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	24,436	24,726,574
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018	20,825	20,948,232
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	29,252	29,398,477
Plains Exploration & Production
Term Loan, Maturing September 13, 2019(3)	27,575	27,735,045
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 13, 2018	9,200	9,296,315
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	22,127	22,161,495
Term Loan, 5.00%, Maturing September 25, 2019	1,791	1,793,679
Term Loan, 5.00%, Maturing September 25, 2019	2,932	2,936,578
Tallgrass Energy Partners, LP
Term Loan, Maturing October 25, 2018(3)	24,300	24,345,562
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014	3,045	2,999,056
Term Loan, 3.21%, Maturing November 14, 2014	17,305	17,042,277
Term Loan, 6.50%, Maturing November 14, 2014	6,476	6,486,858

		$282,512,251

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing — 3.6%
Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017		21,939	$22,010,481
Aster Zweite Beteiligungs GmbH
Term Loan, 5.98%, Maturing December 31, 2013		19	18,064
Term Loan, 5.98%, Maturing December 31, 2013		33	32,247
Term Loan, 5.95%, Maturing December 31, 2014	EUR	719	910,659
Term Loan, 5.95%, Maturing December 31, 2014	EUR	1,235	1,565,359
Term Loan, 5.95%, Maturing December 31, 2014	EUR	2,435	3,085,301
Term Loan, 5.97%, Maturing December 31, 2014		959	935,678
Term Loan, 5.97%, Maturing December 31, 2014		2,491	2,430,930
Term Loan, 5.97%, Maturing December 31, 2014		7,273	7,096,865
Term Loan, 5.97%, Maturing December 31, 2014		9,809	9,571,514
Term Loan, 5.97%, Maturing December 31, 2014		13,060	12,744,842
Black Press US Partnership
Term Loan, 2.42%, Maturing August 2, 2013		784	768,802
Term Loan, 2.42%, Maturing August 2, 2013		1,292	1,266,263
Cengage Learning Acquisitions, Inc.
Term Loan, 2.47%, Maturing July 3, 2014		23,816	22,774,080
GateHouse Media Operating, Inc.
Term Loan, 2.22%, Maturing August 28, 2014		4,830	1,667,577
Term Loan, 2.22%, Maturing August 28, 2014		15,390	5,313,388
Term Loan, 2.47%, Maturing August 28, 2014		9,186	3,171,624
Getty Images, Inc.
Term Loan, 4.75%, Maturing September 13, 2019		53,600	53,894,800
Instant Web, Inc.
Term Loan, 3.59%, Maturing August 7, 2014		1,614	1,259,149
Term Loan, 3.59%, Maturing August 7, 2014		15,486	12,078,947
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018		34,219	34,480,043
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		65,723	65,559,069
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014		1,206	1,176,167
Merrill Communications, LLC
Term Loan, 9.75%, Maturing December 24, 2012		11,854	11,824,604
Nelson Education Ltd.
Term Loan, 2.86%, Maturing July 3, 2014		277	235,032
Newspaper Holdings Inc.
Term Loan, 1.88%, Maturing July 24, 2014		17,191	15,954,544
Nielsen Finance LLC
Term Loan, 3.47%, Maturing May 2, 2016		35,225	35,438,626
Term Loan, 3.97%, Maturing May 2, 2016		3,714	3,737,206
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing December 19, 2012		1,627	1,631,890
Term Loan, 15.00%, Maturing March 18, 2014(5)(6)		1,868	797,068

31	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Source Interlink Companies, Inc. (continued)
Term Loan - Second Lien, 10.75%, Maturing June 18, 2013		3,981	$3,503,371
Springer Science+Business Media S.A.
Term Loan, 4.11%, Maturing July 21, 2016	EUR	4,234	5,493,807
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		631	598,989
Term Loan, 8.00%, Maturing September 29, 2014		841	798,652

			$343,825,638

Radio and Television — 2.8%
Clear Channel Communications, Inc.
Term Loan, 3.86%, Maturing January 29, 2016		17,415	$14,468,130
Cumulus Media Holdings Inc.
Term Loan, 5.75%, Maturing September 17, 2018		51,910	52,290,039
Entercom Radio, LLC
Term Loan, 6.25%, Maturing November 23, 2018		6,255	6,298,785
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 31, 2017		14,625	14,844,722
Gray Television, Inc.
Term Loan, 4.51%, Maturing October 15, 2019(2)		9,725	9,785,781
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		4,680	4,715,150
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018		6,923	7,004,894
Local TV Finance, LLC
Term Loan, 4.22%, Maturing May 7, 2015		14,108	14,178,662
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,726	3,735,791
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		10,754	10,780,465
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,806	9,879,359
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		12,517	12,453,980
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016		8,719	8,780,595
Tyrol Acquisitions 2 SAS
Term Loan, 4.11%, Maturing January 29, 2016(5)	EUR	5,051	5,943,467
Term Loan, 4.11%, Maturing January 29, 2016	EUR	10,658	12,541,765
Term Loan, 4.11%, Maturing January 29, 2016	EUR	10,658	12,541,765
Univision Communications Inc.
Term Loan, 2.21%, Maturing September 29, 2014		6,249	6,238,482
Term Loan, 4.46%, Maturing March 31, 2017		46,397	45,527,208

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		15,662	$15,792,118

			$267,801,158

Retailers (Except Food and Drug) — 3.6%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		12,011	$12,169,919
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 2, 2019		7,400	7,397,691
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		7,157	7,189,863
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		16,341	16,442,488
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		9,701	9,809,820
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		40,453	40,543,501
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		22,742	22,778,472
Michaels Stores, Inc.
Term Loan, 4.91%, Maturing July 29, 2016		4,629	4,677,978
Term Loan, 4.91%, Maturing July 29, 2016		21,592	21,821,718
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		8,554	8,681,866
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		41,075	41,247,720
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019		5,350	5,370,063
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 17, 2018		5,100	5,142,498
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		34,692	34,911,995
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		11,692	11,767,457
Term Loan, 4.25%, Maturing August 7, 2019		3,950	3,983,330
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017		32,539	32,725,931
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		20,266	19,578,161
Vivarte SA
Term Loan, 2.42%, Maturing March 9, 2015	EUR	86	90,296
Term Loan, 2.42%, Maturing March 9, 2015	EUR	336	351,118
Term Loan, 2.42%, Maturing March 9, 2015	EUR	9,880	10,315,146
Term Loan, 2.92%, Maturing March 8, 2016	EUR	86	90,287

32	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivarte SA (continued)
Term Loan, 2.92%, Maturing March 8, 2016	EUR	336	$351,118
Term Loan, 2.92%, Maturing March 8, 2016	EUR	9,880	10,315,146
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	13	11,773
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	88	82,414
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	900	847,682
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		6,850	6,922,781

			$335,618,232

Steel — 1.4%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		16,425	$16,630,312
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		65,725	65,560,687
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		23,029	23,316,894
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		8,925	8,991,938
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		7,779	7,817,951
Waupaca Foundry, Inc.
Term Loan, 8.50%, Maturing June 29, 2017		6,863	6,948,914
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		6,825	6,910,313

			$136,177,009

Surface Transport — 1.1%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		29,150	$29,040,688
Term Loan, 3.75%, Maturing March 9, 2018		30,380	30,347,096
Term Loan, Maturing March 11, 2018(3)		25,200	25,152,750
Swift Transportation Co. Inc.
Term Loan, 3.96%, Maturing December 21, 2016		1,227	1,233,533
Term Loan, 5.00%, Maturing December 21, 2017		21,538	21,712,960

			$107,487,027

Telecommunications — 3.8%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		13,976	$12,980,268
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		6,838	6,855,534

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		11,425	$11,496,406
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		16,900	17,016,988
Eircom Finco S.a.r.l.
Term Loan, 4.27%, Maturing September 30, 2017	EUR	9,155	8,478,442
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		94,608	95,444,270
IPC Systems, Inc.
Term Loan, 2.85%, Maturing May 31, 2014	GBP	262	414,413
Macquarie UK Broadcast Limited
Term Loan, 2.75%, Maturing July 1, 2014	GBP	6,000	9,198,370
Term Loan, 3.00%, Maturing December 1, 2014	GBP	14,352	21,925,682
MetroPCS Wireless, Inc.
Term Loan, 4.07%, Maturing November 3, 2016		1,984	1,990,893
Term Loan, 4.00%, Maturing March 16, 2018		79,674	79,989,192
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		8,717	8,716,665
NTELOS Inc.
Term Loan, 4.00%, Maturing August 7, 2015		2,912	2,924,298
Oberthur Technologies Holding SAS
Term Loan, 6.25%, Maturing March 30, 2019		3,700	3,688,437
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		9,507	9,536,698
Term Loan, 3.75%, Maturing September 27, 2019		4,725	4,754,531
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019		21,895	22,031,970
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019		34,688	34,887,519
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019		10,025	10,100,062

			$362,430,638

Utilities — 2.2%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		27,587	$27,794,036
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		9,655	9,698,214
Term Loan, 4.50%, Maturing April 2, 2018		35,753	35,891,071
Term Loan, 4.50%, Maturing September 27, 2019		9,275	9,305,144
Covanta Energy Corporation
Term Loan, 4.00%, Maturing March 28, 2019		4,776	4,793,910
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016		9,411	9,787,651

33	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016		12,672	$13,269,966
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017		8,652	8,716,551
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019		12,120	12,240,821
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		34,582	34,828,749
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.75%, Maturing October 10, 2017		56,613	36,798,188

			$203,124,301

Total Senior Floating-Rate Interests (identified cost $8,671,318,323)			$8,684,955,274

Corporate Bonds & Notes — 3.4%

Security		Principal Amount* (000’s omitted)	Value

Broadcast Radio and Television — 0.0%(4)
Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17		2,844	$3,089,295

			$3,089,295

Building and Development — 0.0%(4)
Calcipar SA, Sr. Notes
6.875%, 5/1/18(7)		4,000	$4,030,000

			$4,030,000

Chemicals and Plastics — 0.5%
Hexion US Finance Corp., Sr. Notes
6.625%, 4/15/20		2,000	$2,005,000
Ineos Finance PLC, Sr. Notes
7.25%, 2/15/19(7)(8)	EUR	8,000	10,602,502
8.375%, 2/15/19(7)		15,250	16,069,687
7.50%, 5/1/20(7)		9,525	9,691,688
Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19		5,000	5,375,000

			$43,743,877

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc., Sr. Notes
5.75%, 10/15/20(7)		42,000	$42,525,000
Smurfit Kappa Acquisitions, Sr. Notes
4.875%, 9/15/18(7)		4,925	4,943,469

			$47,468,469

Diversified Manufacturing Operations — 0.1%
Matalan Finance PLC, Sr. Notes
8.875%, 4/29/16(9)	GBP	6,500	$10,515,593

			$10,515,593

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(5)(6)		184	$156,179

			$156,179

Electronics / Electrical — 0.0%(4)
NXP BV/NXP Funding, LLC
3.09%, 10/15/13(8)		75	$75,188

			$75,188

Equipment Leasing — 0.1%
International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(7)		2,325	$2,638,875
7.125%, 9/1/18(7)		2,325	2,743,500

			$5,382,375

Financial Intermediaries — 0.4%
First Data Corp., Sr. Notes
6.75%, 11/1/20(7)		16,850	$16,934,250
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(7)	EUR	6,500	8,761,970
6.625%, 7/1/20(7)		9,000	9,675,000

			$35,371,220

Health Care — 0.4%
Accellent, Inc., Sr. Notes
8.375%, 2/1/17		3,000	$3,082,500
CHS/Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18		22,625	23,530,000

34	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc., Sr. Notes
4.75%, 5/1/23		11,975	$12,004,937

			$38,617,437

Insurance — 0.1%
CNO Financial Group, Inc., Sr. Notes
6.375%, 10/1/20(7)		7,250	$7,540,000

			$7,540,000

Leisure Goods / Activities / Movies — 0.2%
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(7)		6,750	$7,543,125
National CineMedia, LLC, Sr. Notes
6.00%, 4/15/22(7)		8,250	8,745,000

			$16,288,125

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc., Sr. Notes
8.50%, 2/15/20(7)		25,250	$24,871,250

			$24,871,250

Radio and Television — 0.1%
Clear Channel Communications, Inc., Sr. Notes
9.00%, 12/15/19(7)		5,219	$4,723,195
Univision Communications, Inc., Sr. Notes
6.75%, 9/15/22(7)		9,000	9,045,000

			$13,768,195

Telecommunications — 0.1%
Hughes Satellite Systems Corp., Sr. Notes
6.50%, 6/15/19		8,500	$9,137,500
Sunrise Communications International SA, Sr. Notes
4.971%, 12/31/17(7)(8)	EUR	3,000	3,966,217

			$13,103,717

Utilities — 0.6%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(7)		25,380	$27,727,650
7.875%, 1/15/23(7)		23,490	26,073,900

			$53,801,550

Total Corporate Bonds & Notes (identified cost $303,934,513)			$317,822,470

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.968%, 12/15/20(8)	$465	$414,531
Avalon Capital Ltd. 3, Series 1A, Class D, 2.381%, 2/24/19(7)(8)	884	790,071
Babson Ltd., Series 2005-1A, Class C1, 2.29%, 4/15/19(7)(8)	1,129	975,942
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.908%, 3/8/17(8)	985	961,052
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.29%, 1/15/18(7)(8)	2,000	1,676,921

Total Asset-Backed Securities (identified cost $5,438,534)		$4,818,517

Common Stocks — 0.5%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(6)(10)(11)	88,506	$2,256,903

		$2,256,903

Building and Development — 0.0%(4)
United Subcontractors, Inc.(6) (10)(11)	3,646	$151,972

		$151,972

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(6)(10)(12)	2,484	$179,419

		$179,419

Financial Intermediaries — 0.0%(4)
RTS Investor Corp.(6)(10)(11)	692	$66,112

		$66,112

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(6)(10)(11)	329,120	$2,978,536

		$2,978,536

Home Furnishings — 0.0%(4)
Oreck Corp.(6) (10)(11)	14,217	$247,234
Sanitec Europe Oy B Units(6)(10)(11)	235,094	1,477,877
Sanitec Europe Oy E Units(6)(10)(11)	230,960	0

		$1,725,111

35	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Leisure Goods / Activities / Movies — 0.2%
Metro-Goldwyn-Mayer Holdings, Inc.(10)(11)	414,634	$13,203,522

		$13,203,522

Lodging and Casinos — 0.0%(4)
Affinity Gaming, LLC(10)(11)	206,125	$2,336,079

		$2,336,079

Publishing — 0.2%
Ion Media Networks, Inc.(6)(11)	28,605	$18,192,780
MediaNews Group, Inc.(6)(10)(11)	162,730	3,414,074
Source Interlink Companies, Inc.(6)(10)(11)	5,725	0

		$21,606,854

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(6)(10)(11)	2,310	$8,316,000

		$8,316,000

Total Common Stocks (identified cost $32,014,031)		$52,820,508

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(6)(10)(12)	569	$35,847

Total Preferred Stocks (identified cost $9,958)		$35,847

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(6)(10)(11)	112	$403,200

		$403,200

Telecommunications — 0.0%
ERC Luxembourg Holdings, Ltd., Expires 06/11/32(6)(10)(11)	21,381	$0

		$0

Total Warrants (identified cost $192,476)		$403,200

Short-Term Investments — 6.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	$631,913	$631,913,170

Total Short-Term Investments (identified cost $631,913,170)		$631,913,170

Total Investments — 102.8% (identified cost $9,644,821,005)		$9,692,768,986

Less Unfunded Loan Commitments — (0.3)%		$(22,317,946)

Net Investments — 102.5% (identified cost $9,622,503,059)		$9,670,451,040

Other Assets, Less Liabilities — (2.5)%		$(237,610,214)

Net Assets — 100.0%		$9,432,840,826

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity May be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)

Unfunded or partially unfunded loan commitments. The Portfolio May enter into certain credit agreements all or a portion of which May be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(3)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(4)	Amount is less than 0.05%.

(5)	Represents a payment-in-kind security which May pay all or a portion of interest in additional par.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(7)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities May be sold in certain

36	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $252,294,212 or 2.7% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security May not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Non-income producing security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and May be subject to restrictions on resale.

(12)	Restricted security (see Note 5).

(13)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

37	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $8,990,589,889)	$9,038,537,870
Affiliated investment, at value (identified cost, $631,913,170)	631,913,170
Cash	37,130,183
Restricted cash*	13,554,205
Foreign currency, at value (identified cost, $13,651,438)	13,663,520
Interest receivable	33,060,102
Interest receivable from affiliated investment	70,003
Receivable for investments sold	42,668,186
Receivable for open forward foreign currency exchange contracts	94,937
Receivable for closed swap contracts	35,306
Prepaid expenses	530,797
Total assets	$9,811,258,279

Liabilities
Payable for investments purchased	$365,093,937
Payable for open forward foreign currency exchange contracts	5,193,917
Payable for open swap contracts	3,803,787
Payable to affiliates:
Investment adviser fee	3,966,637
Trustees’ fees	5,663
Accrued expenses	353,512
Total liabilities	$378,417,453
Net Assets applicable to investors’ interest in Portfolio	$9,432,840,826

Sources of Net Assets
Investors’ capital	$9,391,946,290
Net unrealized appreciation	40,894,536
Total	$9,432,840,826

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

38	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income	$484,896,737
Dividends	5,990,143
Interest allocated from affiliated investment	446,890
Expenses allocated from affiliated investment	(59,158)
Total investment income	$491,274,612

Expenses
Investment adviser fee	$46,845,003
Trustees’ fees and expenses	69,455
Custodian fee	1,841,306
Legal and accounting services	459,434
Miscellaneous	1,290,439
Total expenses	$50,505,637
Deduct —
Reduction of custodian fee	$128
Total expense reductions	$128

Net expenses	$50,505,509

Net investment income	$440,769,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$33,033,340
Investment transactions allocated from affiliated investment	7,041
Swap contracts	(1,111,685)
Foreign currency and forward foreign currency exchange contract transactions	31,101,240
Net realized gain	$63,029,936
Change in unrealized appreciation (depreciation) —
Investments	$194,665,096
Swap contracts	(1,007,489)
Foreign currency and forward foreign currency exchange contracts	(8,718,195)
Net change in unrealized appreciation (depreciation)	$184,939,412

Net realized and unrealized gain	$247,969,348

Net increase in net assets from operations	$688,738,451

39	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$440,769,103	$397,412,294
Net realized gain (loss) from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	63,029,936	(18,065,295)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	184,939,412	(100,433,238)
Net increase in net assets from operations	$688,738,451	$278,913,761
Capital transactions —
Contributions	$1,137,173,133	$4,383,895,129
Withdrawals	(2,087,404,801)	(1,465,370,574)
Net increase (decrease) in net assets from capital transactions	$(950,231,668)	$2,918,524,555

Net increase (decrease) in net assets	$(261,493,217)	$3,197,438,316

Net Assets
At beginning of year	$9,694,334,043	$6,496,895,727
At end of year	$9,432,840,826	$9,694,334,043

40	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.54%	0.57%	0.61%	0.70%
Net investment income	4.72%	4.31%	4.43%	5.41%	6.50%
Portfolio Turnover	42%	56%	39%	35%	7%

Total Return	7.67%	4.30%	10.51%	27.54%	(22.24)%

Net assets, end of year (000’s omitted)	$9,432,841	$9,694,334	$6,496,896	$4,294,340	$3,056,210

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

41	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund), Eaton Vance Short Term Real Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 83.0%, 4.6%, 10.1%, 1.0%, 0.5%, 0.3% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock

42

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

43

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. Effective May 1, 2012, pursuant to an additional fee reduction agreement between the Portfolio and BMR, the portion of the fee on net assets of $10 billion and over is computed as follows: annual rate of 0.460% of the Portfolio’s average daily net assets from $10 billion up to $15 billion, 0.4475% from $15 billion up to $20 billion, 0.4375% from $20 billion up to $25 billion and 0.430% of average daily net assets of $25 billion or more. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $46,845,003 or 0.50% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, principal repayments on Senior Loans and paydowns, aggregated $3,746,407,935 and $4,157,870,920, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,622,503,671

Gross unrealized appreciation	$135,168,501
Gross unrealized depreciation	(87,221,132)

Net unrealized appreciation	$47,947,369

The net unrealized depreciation on foreign currency and swap contracts at October 31, 2012 on a federal income tax basis was $7,053,445.

44

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2012, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	$179,419

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958	$35,847

Total Restricted Securities			$9,958	$215,266

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	British Pound Sterling 55,768,970	United States Dollar 88,250,491	JPMorgan Chase Bank NA	$(1,738,073)
11/30/12	Euro 61,728,903	United States Dollar 77,431,193	Citibank NA	(2,598,202)
12/31/12	British Pound Sterling 26,120,029	United States Dollar 42,173,791	Goldman Sachs International	30,226
12/31/12	British Pound Sterling 3,375,625	United States Dollar 5,449,920	State Street Bank and Trust Co.	3,491
12/31/12	Euro 71,617,803	United States Dollar 92,172,829	HSBC Bank USA	(711,694)
1/31/13	British Pound Sterling 21,666,382	United States Dollar 34,823,292	HSBC Bank USA	(130,695)
1/31/13	Euro 70,539,472	United States Dollar 91,573,637	Deutsche Bank AG	61,220
1/31/13	Swiss Franc 16,380,316	United States Dollar 17,599,126	Citibank NA	(15,253)

				$(5,098,980)

45

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Citibank NA	$60,000	Receives	3-Month USD-LIBOR-BBA	0.98%	6/24/14	$(780,299)
Citibank NA	60,000	Receives	3-Month USD-LIBOR-BBA	1.81	6/24/16	(3,023,488)

						$(3,803,787)

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk:  Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts with respect to a portion of the bonds.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012 the fair value of derivatives with credit-related contingent features in a net liability position was $8,997,704. At October 31, 2012, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $13,554,205.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $94,937, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $61,220. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$94,937	(1)	$(5,193,917	)(2)

		$94,937		$(5,193,917)

Interest Rate	Swap contracts	$—		$(3,803,787	)(2)

		$—		$(3,803,787)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Payable for open swap contracts, respectively; Net unrealized appreciation.

46

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign Exchange	Forward foreign currency exchange contracts	$31,196,921	(1)	$(9,036,988	)(2)
Interest Rate	Swap contracts	(1,111,685	)(1)	(1,007,489	)(2)

Total		$30,085,236		$(10,044,477)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and swap contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $463,978,000 and $120,000,000, respectively.

7  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $800 million ($900 million prior to March 19, 2012) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

47

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$8,655,003,363	$7,633,965	$8,662,637,328
Corporate Bonds & Notes	—	317,666,291	156,179	317,822,470
Asset-Backed Securities	—	4,818,517	—	4,818,517
Common Stocks	—	15,539,601	37,280,907	52,820,508
Preferred Stocks	—	—	35,847	35,847
Warrants	—	—	403,200	403,200
Short-Term Investments	—	631,913,170	—	631,913,170

Total Investments	$—	$9,624,940,942	$45,510,098	$9,670,451,040
Forward Foreign Currency Exchange Contracts	$—	$94,937	$—	$94,937

Total	$—	$9,625,035,879	$45,510,098	$9,670,545,977

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(5,193,917)	$—	$(5,193,917)
Interest Rate Swaps	—	(3,803,787)	—	(3,803,787)

Total	$—	$(8,997,704)	$—	$(8,997,704)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented.

At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

48

Floating Rate Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

49

Eaton Vance

Floating-Rate Fund

October 31, 2012

Management and Organization

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

50

Eaton Vance

Floating-Rate Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2007	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

51

Eaton Vance

Floating-Rate Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1044-12/12 FRSRC

Eaton Vance Floating-Rate & High Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Floating-Rate & High Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 50

Federal Tax Information	21

Management and Organization	51

Important Notices	54

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2012, as measured by the 8.48% return of the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the asset class. Returns of the Index reflected an increase in loan prices, plus investment income.

Throughout the past 12 months, the floating-rate market exhibited resilience amid low U.S. economic growth and uncertainty regarding U.S. fiscal policy. This resilience was due to favorable market technical and fundamental conditions. The net supply of floating-rate loans was moderate, as loan repayments by issuers helped offset new issue supply coming to market. At the same time, demand strengthened. Improved economic data and the U.S. Federal Reserve’s pledge to keep interest rates low appeared to have fueled investors’ appetite for higher-yielding alternatives to government bonds. Other investors turned to floating-rate loans for protection against potentially rising interest rates. In the institutional market, buying by pension funds, hedge funds, structured vehicles, and other institutional investors, such as value crossover strategies, also expanded as the period progressed. For the period overall, the modest growth in the overall supply of loans was easily absorbed due to widespread investor demand.

In terms of issuer fundamentals, improving corporate balance sheets and better-than-expected earnings growth also helped bolster loans. Furthermore, the default rate in the market remained well below longer-term averages, ending October 31, 2012 at 1.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary & Data (LCD).

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Floating-Rate & High Income Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 8.04%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 8.48% during the period.

The Fund’s underweight to the lower-quality segment of the loan market detracted from performance relative to the Index. Specifically, the Fund’s holdings were biased toward higher-quality BB- and B-rated7 loans. At the same time, the Fund had an underweight to CCC-rated loans. For the year, BB-rated loans in the Index returned 6.60%, B-rated loans in the Index gained 10.12% and CCC-rated loans in the Index rose 9.93%.

Within the BB- and B-rated space, the Fund had a more pronounced overweight to the higher-rated BB-ratings tier, providing a further drag on relative results versus the Index.

Additionally, the Fund’s underweight exposure to loans of publishing and financial intermediaries — which outperformed the broad market — and overweight exposure to the loans of leisure goods/activities/movies segment — which underperformed the broad market — detracted from performance relative to the Index.

Contributing to relative performance versus the Index was the Fund’s allocation to high-yield bonds, as bonds outperformed loans during the period. Additionally, some notable industry positions bolstered relative results versus the Index. Underweight exposures to utilities and telecommunications helped bolster results versus the Index because these segments underperformed the overall loan market.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Michael W. Weilheimer, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Advisers Class at NAV	09/07/2000	8.01%	4.24%	5.10%	—
Class A at NAV	05/07/2003	8.04	4.24	—	4.79%
Class A with 2.25% Maximum Sales Charge	—	5.63	3.77	—	4.53
Class B at NAV	09/05/2000	7.18	3.46	4.31	—
Class B with 5% Maximum Sales Charge	—	2.18	3.13	4.31	—
Class C at NAV	09/05/2000	7.21	3.44	4.30	—
Class C with 1% Maximum Sales Charge	—	6.21	3.44	4.30	—
Class I at NAV	09/15/2000	8.28	4.49	5.36	—
S&P/LSTA Leveraged Loan Index	—	8.48%	5.21%	5.88%	—

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
	1.09%	1.10%	1.84%	1.84%	0.84%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class C of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	10/31/2002	$16,447	N.A.
Class A	$10,000	05/07/2003	$15,583	$15,233
Class B	$10,000	10/31/2002	$15,260	N.A.
Class I	$250,000	10/31/2002	$421,451	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Fund Profile

Top 10 Holdings (% of total investments)5,6

Rite Aid Corporation	1.0%
Intelsat Jackson Holdings Ltd.	1.0
Asurion LLC	1.0
HCA, Inc.	0.9
Alliance Boots Holdings Limited	0.9
Del Monte Foods Company	0.9
Hertz Corporation (The)	0.9
MetroPCS Wireless, Inc.	0.8
Infor (US), Inc.	0.8
Chrysler Group LLC	0.7
Total	8.9%

Top 10 Sectors (% of total investments)5,6

Health Care	12.4%
Business Equipment and Services	8.2
Electronics/Electrical	5.7
Automotive	4.4
Chemicals and Plastics	4.0
Telecommunications	3.9
Publishing	3.8
Leisure Goods/Activities/Movies	3.7
Food Products	3.5
Food Service	3.5
Total	53.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	The Fund invests in one or more affiliated investment companies (Portfolios). References to investments are to the Floating Rate Portfolio.

[6]	Excludes cash and cash equivalents.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,033.10	$5.42	1.06%
Class A	$1,000.00	$1,033.60	$5.42	1.06%
Class B	$1,000.00	$1,030.20	$9.34	1.83%
Class C	$1,000.00	$1,029.20	$9.23	1.81%
Class I	$1,000.00	$1,035.50	$4.14	0.81%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.80	$5.38	1.06%
Class A	$1,000.00	$1,019.80	$5.38	1.06%
Class B	$1,000.00	$1,015.90	$9.27	1.83%
Class C	$1,000.00	$1,016.00	$9.17	1.81%
Class I	$1,000.00	$1,021.10	$4.12	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Floating Rate Portfolio, at value (identified cost, $973,376,654)	$952,853,426
Investment in High Income Opportunities Portfolio, at value (identified cost, $176,169,913)	181,401,442
Receivable for Fund shares sold	2,503,435
Total assets	$1,136,758,303

Liabilities
Payable for Fund shares redeemed	$2,450,916
Distributions payable	550,541
Payable to affiliates:
Distribution and service fees	306,768
Administration fee	141,388
Trustees’ fees	42
Accrued expenses	207,226
Total liabilities	$3,656,881
Net Assets	$1,133,101,422

Sources of Net Assets
Paid-in capital	$1,264,513,972
Accumulated net realized loss from Portfolios	(116,255,462)
Accumulated undistributed net investment income	134,611
Net unrealized depreciation from Portfolios	(15,291,699)
Total	$1,133,101,422

Advisers Class Shares
Net Assets	$201,735,338
Shares Outstanding	22,611,662
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.92

Class A Shares
Net Assets	$386,870,023
Shares Outstanding	40,763,472
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.49
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.71

Class B Shares
Net Assets	$11,025,801
Shares Outstanding	1,237,349
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.91

Class C Shares
Net Assets	$205,424,779
Shares Outstanding	23,072,623
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.90

Class I Shares
Net Assets	$328,045,481
Shares Outstanding	36,746,882
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.93

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from Portfolios	$57,844,099
Dividends allocated from Portfolios (net of foreign taxes, $3,686)	760,204
Expenses allocated from Portfolios	(5,634,085)
Total investment income from Portfolios	$52,970,218

Expenses
Administration fee	$1,545,429
Distribution and service fees
Advisers Class	480,448
Class A	889,599
Class B	144,523
Class C	2,045,468
Trustees’ fees and expenses	500
Custodian fee	47,949
Transfer and dividend disbursing agent fees	747,731
Legal and accounting services	38,676
Printing and postage	251,759
Registration fees	130,543
Miscellaneous	19,480
Total expenses	$6,342,105

Net investment income	$46,628,113

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$3,806,510
Swap contracts	(110,143)
Foreign currency and forward foreign currency exchange transactions	2,714,071
Net realized gain	$6,410,438
Change in unrealized appreciation (depreciation) —
Investments	$25,209,578
Swap contracts	188,181
Foreign currency and forward foreign currency exchange contracts	(729,188)
Net change in unrealized appreciation (depreciation)	$24,668,571

Net realized and unrealized gain	$31,079,009

Net increase in net assets from operations	$77,707,122

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$46,628,113	$47,065,050
Net realized gain (loss) from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	6,410,438	(12,080,505)
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	24,668,571	(5,706,866)
Net increase in net assets from operations	$77,707,122	$29,277,679
Distributions to shareholders —
From net investment income
Advisers Class	$(8,929,879)	$(9,969,342)
Class A	(16,560,429)	(17,015,809)
Class B	(557,657)	(838,270)
Class C	(7,972,268)	(8,047,851)
Class I	(12,901,904)	(10,870,097)
Tax return of capital
Advisers Class	—	(421,854)
Class A	—	(720,026)
Class B	—	(35,471)
Class C	—	(340,546)
Class I	—	(459,970)
Total distributions to shareholders	$(46,922,137)	$(48,719,236)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$74,518,169	$114,233,761
Class A	128,870,267	354,742,048
Class B	328,191	3,478,608
Class C	24,612,510	57,675,237
Class I	190,333,738	261,226,160
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	8,702,411	9,578,996
Class A	15,152,443	15,137,271
Class B	446,559	568,511
Class C	6,055,225	5,918,414
Class I	8,860,653	5,681,011
Cost of shares redeemed
Advisers Class	(74,467,408)	(125,611,117)
Class A	(251,668,458)	(139,386,614)
Class B	(2,808,462)	(5,349,090)
Class C	(43,083,129)	(48,179,629)
Class I	(113,649,363)	(150,328,532)
Net asset value of shares exchanged
Class A	5,990,599	4,064,580
Class B	(5,990,599)	(4,064,580)
Redemption fees	—	11,492
Net increase (decrease) in net assets from Fund share transactions	$(27,796,654)	$359,396,527

Net increase in net assets	$2,988,331	$339,954,970

Net Assets
At beginning of year	$1,130,113,091	$790,158,121
At end of year	$1,133,101,422	$1,130,113,091

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$134,611	$(868,967)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.650	$8.700	$8.260	$6.810	$9.450

Income (Loss) From Operations
Net investment income(1)	$0.405	$0.384	$0.395	$0.390	$0.551
Net realized and unrealized gain (loss)	0.272	(0.034)	0.519	1.444	(2.662)

Total income (loss) from operations	$0.677	$0.350	$0.914	$1.834	$(2.111)

Less Distributions
From net investment income	$(0.407)	$(0.384)	$(0.474)	$(0.388)	$(0.469)
Tax return of capital	—	(0.016)	—	—	(0.068)

Total distributions	$(0.407)	$(0.400)	$(0.474)	$(0.388)	$(0.537)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.004	$0.008

Net asset value — End of year	$8.920	$8.650	$8.700	$8.260	$6.810

Total Return(3)	8.01%	4.06%	11.50%	28.05%	(23.29)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$201,735	$187,220	$192,804	$134,367	$154,101
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.07%	1.09%	1.11%	1.20%	1.22%
Net investment income	4.62%	4.38%	4.65%	5.56%	6.28%
Portfolio Turnover of the Fund(6)	15%	20%	15%	15%	8%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%	7%
Portfolio Turnover of High Income Opportunities Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Financial Highlights — continued

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$9.200	$9.260	$8.780	$7.240	$10.050

Income (Loss) From Operations
Net investment income(1)	$0.432	$0.405	$0.420	$0.413	$0.591
Net realized and unrealized gain (loss)	0.291	(0.041)	0.560	1.536	(2.838)

Total income (loss) from operations	$0.723	$0.364	$0.980	$1.949	$(2.247)

Less Distributions
From net investment income	$(0.433)	$(0.407)	$(0.500)	$(0.413)	$(0.498)
Tax return of capital	—	(0.017)	—	—	(0.073)

Total distributions	$(0.433)	$(0.424)	$(0.500)	$(0.413)	$(0.571)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.004	$0.008

Net asset value — End of year	$9.490	$9.200	$9.260	$8.780	$7.240

Total Return(3)	8.04%	3.97%	11.46%	28.18%	(23.31)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$386,870	$478,213	$252,028	$180,646	$144,591
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.07%	1.10%	1.11%	1.20%	1.22%
Net investment income	4.63%	4.36%	4.65%	5.47%	6.35%
Portfolio Turnover of the Fund(6)	15%	20%	15%	15%	8%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%	7%
Portfolio Turnover of High Income Opportunities Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.640	$8.690	$8.250	$6.810	$9.450

Income (Loss) From Operations
Net investment income(1)	$0.337	$0.319	$0.333	$0.348	$0.487
Net realized and unrealized gain (loss)	0.272	(0.033)	0.519	1.425	(2.661)

Total income (loss) from operations	$0.609	$0.286	$0.852	$1.773	$(2.174)

Less Distributions
From net investment income	$(0.339)	$(0.322)	$(0.412)	$(0.337)	$(0.414)
Tax return of capital	—	(0.014)	—	—	(0.060)

Total distributions	$(0.339)	$(0.336)	$(0.412)	$(0.337)	$(0.474)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.004	$0.008

Net asset value — End of year	$8.910	$8.640	$8.690	$8.250	$6.810

Total Return(3)	7.18%	3.31%	10.58%	27.14%	(23.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,026	$18,615	$24,115	$28,490	$46,480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.83%	1.84%	1.86%	1.95%	1.97%
Net investment income	3.85%	3.64%	3.93%	5.03%	5.58%
Portfolio Turnover of the Fund(6)	15%	20%	15%	15%	8%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%	7%
Portfolio Turnover of High Income Opportunities Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.630	$8.690	$8.240	$6.810	$9.450

Income (Loss) From Operations
Net investment income(1)	$0.338	$0.317	$0.332	$0.339	$0.488
Net realized and unrealized gain (loss)	0.273	(0.041)	0.530	1.424	(2.663)

Total income (loss) from operations	$0.611	$0.276	$0.862	$1.763	$(2.175)

Less Distributions
From net investment income	$(0.341)	$(0.322)	$(0.412)	$(0.337)	$(0.413)
Tax return of capital	—	(0.014)	—	—	(0.060)

Total distributions	$(0.341)	$(0.336)	$(0.412)	$(0.337)	$(0.473)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.004	$0.008

Net asset value — End of year	$8.900	$8.630	$8.690	$8.240	$6.810

Total Return(3)	7.21%	3.19%	10.72%	26.98%	(23.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$205,425	$211,581	$198,350	$183,193	$177,628
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.82%	1.84%	1.86%	1.95%	1.97%
Net investment income	3.87%	3.63%	3.92%	4.82%	5.59%
Portfolio Turnover of the Fund(6)	15%	20%	15%	15%	8%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%	7%
Portfolio Turnover of High Income Opportunities Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$8.660	$8.710	$8.260	$6.820	$9.460

Income (Loss) From Operations
Net investment income(1)	$0.427	$0.404	$0.416	$0.399	$0.563
Net realized and unrealized gain (loss)	0.273	(0.033)	0.528	1.442	(2.652)

Total income (loss) from operations	$0.700	$0.371	$0.944	$1.841	$(2.089)

Less Distributions
From net investment income	$(0.430)	$(0.404)	$(0.494)	$(0.405)	$(0.490)
Tax return of capital	—	(0.017)	—	—	(0.069)

Total distributions	$(0.430)	$(0.421)	$(0.494)	$(0.405)	$(0.559)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.004	$0.008

Net asset value — End of year	$8.930	$8.660	$8.710	$8.260	$6.820

Total Return(3)	8.28%	4.31%	11.76%	28.31%	(23.06)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$328,045	$234,483	$122,861	$76,745	$20,854
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.82%	0.84%	0.86%	0.96%	0.94%
Net investment income	4.87%	4.61%	4.89%	5.69%	6.47%
Portfolio Turnover of the Fund(6)	15%	20%	15%	15%	8%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%	7%
Portfolio Turnover of High Income Opportunities Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Floating Rate Portfolio and High Income Opportunities Portfolio (10.1% and 19.1%, respectively, at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $105,891,792 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,505,442), October 31, 2015 ($3,277,415), October 31, 2016 ($60,560,805), October 31, 2017 ($19,014,413), October 31, 2018 ($16,335,693) and October 31, 2019 ($5,198,024). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $3,036,993 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

15

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$46,922,137	$46,741,369
Tax return of capital	$—	$1,977,867

During the year ended October 31, 2012, accumulated net realized loss was increased by $468,152, accumulated undistributed net investment income was increased by $1,297,602 and paid-in capital was decreased by $829,450 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, defaulted bond interest, mixed straddles, investments in partnerships, paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$765,264
Capital loss carryforward	$(105,891,792)
Net unrealized depreciation	$(25,735,481)
Other temporary differences	$(550,541)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, defaulted bond interest and premium amortization.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $1,545,429. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to

16

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Notes to Financial Statements — continued

Financial Statements. For the year ended October 31, 2012, the Fund’s allocated portion of adviser fees paid by the Portfolios amounted to $5,209,480 or 0.51% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $27,155 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $15,192 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $480,448 for Advisers Class shares and $889,599 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $108,392 and $1,534,101 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,603,000 and $72,826,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $36,131 and $511,367 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $8,000, $20,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$153,484,885	$200,478,984
High Income Opportunities Portfolio	43,755	35,253,462

17

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2012	2011

Sales	8,474,195	12,958,391
Issued to shareholders electing to receive payments of distributions in Fund shares	990,892	1,092,980
Redemptions	(8,494,372)	(14,560,407)

Net increase (decrease)	970,715	(509,036)

	Year Ended October 31,
Class A	2012	2011

Sales	13,781,890	37,759,136
Issued to shareholders electing to receive payments of distributions in Fund shares	1,622,226	1,628,820
Redemptions	(27,247,670)	(15,080,904)
Exchange from Class B shares	643,038	438,600

Net increase (decrease)	(11,200,516)	24,745,652

	Year Ended October 31,
Class B	2012	2011

Sales	37,596	395,409
Issued to shareholders electing to receive payments of distributions in Fund shares	51,002	64,991
Redemptions	(321,300)	(612,464)
Exchange to Class A shares	(684,890)	(466,979)

Net decrease	(917,592)	(619,043)

	Year Ended October 31,
Class C	2012	2011

Sales	2,805,730	6,545,587
Issued to shareholders electing to receive payments of distributions in Fund shares	691,077	677,303
Redemptions	(4,931,572)	(5,544,971)

Net increase (decrease)	(1,434,765)	1,677,919

	Year Ended October 31,
Class I	2012	2011

Sales	21,600,464	29,548,610
Issued to shareholders electing to receive payments of distributions in Fund shares	1,006,319	648,016
Redemptions	(12,947,788)	(17,219,608)

Net increase	9,658,995	12,977,018

18

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Notes to Financial Statements — continued

For the year ended October 31, 2011, the Fund received $11,492 in redemption fees.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012 and October 31, 2011, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

19

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2012

20

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $760,204, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 1.53% qualifies for the corporate dividends received deduction.

21

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 92.1%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.6%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	8,900	$8,965,824
DAE Aviation Holdings, Inc.
Revolving Loan, 3.53%, Maturing July 31, 2013(2)	20,000	18,650,000
Term Loan, 7.25%, Maturing July 31, 2014	17,676	17,675,616
Term Loan, 7.25%, Maturing July 31, 2014	17,963	17,963,473
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017	6,638	6,737,129
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012	30,143	24,491,339
Sequa Corporation
Term Loan, 3.62%, Maturing December 3, 2014	8,989	8,984,762
Term Loan, 6.25%, Maturing December 3, 2014	3,002	3,009,818
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	11,461	11,482,728
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	11,227	11,277,626
Term Loan, 4.00%, Maturing February 14, 2017	12,857	12,909,289
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, Maturing April 7, 2017	1,989	1,998,133
Wyle Services Corporation
Term Loan, 5.00%, Maturing March 27, 2017	11,189	11,259,258

		$155,404,995

Air Transport — 0.3%
Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015	11,051	$10,774,919
Orbitz Worldwide Inc.
Term Loan, 3.21%, Maturing July 25, 2014	18,599	18,189,469

		$28,964,388

Automotive — 4.5%
Allison Transmission, Inc.
Term Loan, 2.72%, Maturing August 7, 2014	16,237	$16,280,159
Term Loan, 4.25%, Maturing August 23, 2019	43,299	43,555,555
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	8,025	7,995,109
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	70,187	71,902,705
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	38,295	36,104,877
Term Loan, 2.15%, Maturing December 28, 2015	21,990	20,732,517

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Financiere Truck Investissement SAS
Term Loan, 2.35%, Maturing February 15, 2013	EUR	1,479	$1,826,537
Ford Motor Company
Revolving Loan, 0.25%, Maturing November 30, 2015(2)		4,852	4,615,851
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		64,325	65,048,656
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018		23,250	23,250,000
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017		23,428	23,545,410
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		5,275	5,314,584
SRAM, LLC
Term Loan, 4.78%, Maturing June 7, 2018		22,516	22,741,391
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018		3,000	3,060,000
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016		31,011	31,220,296
TriMas Corporation
Term Loan, Maturing October 10, 2019(3)		9,775	9,799,437
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		3,402	3,435,863
Veyance Technologies, Inc.
Term Loan, 2.47%, Maturing July 31, 2014		4,312	4,280,419
Term Loan, 2.47%, Maturing July 31, 2014		26,659	26,465,513
Term Loan, 5.50%, Maturing July 31, 2014		4,005	4,019,893
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015		2,000	1,940,000

			$427,134,772

Beverage and Tobacco — 0.0%(4)
Maine Beverage Company
Term Loan, 2.11%, Maturing March 31, 2013		157	$155,964

			$155,964

Building and Development — 1.2%
401 North Wabash Venture LLC
Term Loan, 6.75%, Maturing August 1, 2013(5)		4,879	$4,882,243
Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		19,063	19,154,725
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016		11,950	12,001,488

22	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016		8,511	$8,074,515
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016		12,230	12,321,653
Realogy Corporation
Term Loan, 3.24%, Maturing October 10, 2013		2,700	2,659,023
Term Loan, 4.46%, Maturing October 10, 2016		9,207	9,201,711
Term Loan, 4.46%, Maturing October 10, 2016		719	718,202
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019		6,990	7,060,501
The Woodlands Land Development Company L.P.
Term Loan, 5.00%, Maturing March 7, 2014		19,259	18,970,370
Tishman Speyer U.S. Office, Inc.
Term Loan, 5.21%, Maturing January 8, 2014		13,475	13,620,530

			$108,664,961

Business Equipment and Services — 8.5%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019		4,796	$4,846,831
Acosta, Inc.
Term Loan, 5.00%, Maturing March 1, 2018		32,615	32,818,945
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017		35,223	35,302,274
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015		40,942	38,664,304
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017		13,199	13,232,058
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015		4,678	4,677,706
Term Loan, 2.96%, Maturing February 21, 2015		14,944	13,897,694
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017		5,893	5,900,246
Brand Energy & Infrastructure Services, Inc.
Term Loan, Maturing October 16, 2016(3)		1,819	1,819,355
Term Loan, Maturing October 16, 2018(3)		7,581	7,555,379
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016		11,499	11,671,337
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017		16,348	16,511,221
Catalina Marketing Corporation
Term Loan, 2.96%, Maturing October 1, 2014		5,842	5,827,299
ClientLogic Corporation
Term Loan, 6.86%, Maturing January 30, 2017	EUR	569	671,651
Term Loan, 7.10%, Maturing January 30, 2017		9,682	9,464,497

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019	5,650	$5,692,375
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	5,375	5,418,672
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016	10,003	10,061,194
Education Management LLC
Term Loan, 4.38%, Maturing June 1, 2016	1,159	976,821
Term Loan, 8.25%, Maturing March 29, 2018	24,467	21,705,549
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018	16,209	16,300,553
Term Loan - Second Lien, 11.00%, Maturing October 22, 2018	3,125	3,156,250
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018	24,079	24,319,790
Garda World Security Corp.
Term Loan, Maturing October 24, 2019(3)	4,225	4,261,969
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019	7,363	7,478,047
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	17,350	17,415,062
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018	20,497	20,443,891
IG Investment Holdings, LLC
Term Loan, Maturing October 26, 2019(3)	8,850	8,838,937
IMS Health Incorporated
Term Loan, 4.50%, Maturing August 25, 2017	23,062	23,230,429
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	72,025	72,891,090
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017	22,985	23,147,889
Kronos Incorporated
Term Loan, Maturing October 25, 2019(3)	17,850	17,894,625
Term Loan - Second Lien, Maturing April 24, 2020(3)	10,275	10,300,687
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	20,081	19,967,861
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017	11,915	11,915,413
Mitchell International, Inc.
Term Loan, 2.50%, Maturing March 28, 2014	1,856	1,850,310
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015	1,500	1,481,250
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018	9,925	10,020,237

23	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018		3,950	$3,964,812
Term Loan, 5.00%, Maturing June 8, 2018		45,017	45,388,520
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		9,730	9,714,629
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,959	1,966,402
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		9,162	9,219,074
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 26, 2016		35,647	35,792,109
Term Loan, 3.97%, Maturing February 28, 2017		24,027	24,147,016
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		5,900	5,911,376
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		30,289	30,614,354
Travelport LLC
Term Loan, 2.86%, Maturing August 23, 2013		154	147,530
Term Loan, 4.65%, Maturing August 21, 2015	EUR	1,481	1,827,847
Term Loan, 4.86%, Maturing August 21, 2015		13,518	12,946,178
Term Loan, 4.86%, Maturing August 21, 2015		20,702	19,826,110
Term Loan, 4.86%, Maturing August 21, 2015		8,217	7,869,580
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		1,610	1,623,771
Term Loan, 6.00%, Maturing July 28, 2017		8,224	8,296,132
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		6,494	6,569,403
Term Loan, 5.50%, Maturing July 15, 2016		18,039	18,249,185
Term Loan, 5.75%, Maturing June 29, 2018		12,469	12,624,609

			$798,328,335

Cable and Satellite Television — 3.4%
Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		15,386	$15,485,357
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		4,794	4,818,350
Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		4,726	4,749,881
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		51,054	51,213,042
Charter Communications Operating, LLC
Term Loan, 3.47%, Maturing September 6, 2016		28,331	28,477,442
Term Loan, 4.00%, Maturing May 15, 2019		10,970	11,056,263

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		9,055	$9,100,574
CSC Holdings, Inc.
Term Loan, 1.96%, Maturing March 29, 2016		23,108	23,117,275
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		16,825	16,889,591
Lavena Holdings 4 GmbH
Term Loan, 2.95%, Maturing March 6, 2015	EUR	5,072	6,180,838
Term Loan, 3.32%, Maturing March 4, 2016	EUR	5,072	6,180,838
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		7,420	7,373,226
Term Loan, 1.93%, Maturing January 30, 2015		7,540	7,492,875
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		10,044	10,037,535
Mediacom Illinois, LLC
Term Loan, 1.68%, Maturing January 30, 2015		18,747	18,430,227
Term Loan, 4.50%, Maturing October 23, 2017		10,275	10,239,460
P7S1 Broadcasting Holding II B.V.
Term Loan, 2.81%, Maturing July 1, 2016	EUR	3,546	4,495,529
UPC Broadband Holding B.V.
Term Loan, 3.87%, Maturing December 31, 2016	EUR	37,765	48,681,413
Term Loan, 4.12%, Maturing December 29, 2017	EUR	2,000	2,590,043
UPC Financing Partnership
Term Loan, 3.71%, Maturing December 30, 2016		5,061	5,040,923
Term Loan, 3.71%, Maturing December 29, 2017		10,793	10,776,802
Term Loan, 4.75%, Maturing December 29, 2017		4,575	4,609,313
WaveDivision Holdings, LLC
Term Loan, 5.50%, Maturing August 9, 2019		3,475	3,511,880
YPSO Holding SA
Term Loan, 4.86%, Maturing June 6, 2016	EUR	3,336	4,099,975
Term Loan, 4.86%, Maturing June 6, 2016	EUR	5,763	7,082,418

			$321,731,070

Chemicals and Plastics — 3.6%
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		12,439	$12,714,904
Celanese U.S. Holdings LLC
Term Loan, 2.87%, Maturing October 31, 2016	EUR	667	868,423
Chemtura Corporation
Term Loan, 5.50%, Maturing August 27, 2016		10,975	11,125,906
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		7,955	8,044,557
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		4,014	4,030,949

24	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		7,922	$7,979,428
Term Loan, 6.25%, Maturing August 2, 2017	EUR	465	602,530
Houghton International, Inc.
Revolving Loan, 0.50%, Maturing January 30, 2016(2)		1,280	1,235,200
Revolving Loan, 2.65%, Maturing January 30, 2016(2)		320	308,800
Term Loan, 6.75%, Maturing January 29, 2016		13,317	13,433,454
Huntsman International, LLC
Term Loan, 2.50%, Maturing June 30, 2016		2,285	2,282,699
Term Loan, 2.79%, Maturing April 19, 2017		12,358	12,342,130
Ineos Finance PLC
Term Loan, Maturing May 4, 2018(3)	EUR	1,824	2,378,152
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		48,044	48,784,121
Momentive Performance Materials GmbH
Term Loan, 3.61%, Maturing May 5, 2015	EUR	4,909	6,314,889
Momentive Performance Materials Inc.
Term Loan, 2.40%, Maturing December 4, 2013		4,750	4,726,250
Term Loan, 3.75%, Maturing May 5, 2015		7,662	7,651,923
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		10,275	10,249,486
Momentive Specialty Chemicals Inc.
Term Loan, 2.48%, Maturing May 3, 2013		12,237	12,152,408
Term Loan, 3.82%, Maturing May 5, 2015	EUR	1,071	1,339,722
Term Loan, 4.00%, Maturing May 5, 2015		15,947	15,907,045
Term Loan, 4.13%, Maturing May 5, 2015		7,023	6,812,388
Term Loan, 4.13%, Maturing May 5, 2015		8,060	8,040,295
Term Loan, 4.25%, Maturing May 5, 2015		4,061	3,979,813
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		1,164	1,176,519
Omnova Solutions Inc.
Term Loan, 5.50%, Maturing May 31, 2017		10,012	10,099,244
PolyOne Corp.
Term Loan, 5.00%, Maturing December 20, 2017		10,524	10,619,612
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		6,597	6,666,942
Styron S.A.R.L., LLC
Term Loan, 8.00%, Maturing August 2, 2017		30,462	29,158,104
Taminco Global Chemical Corporation
Term Loan, 5.25%, Maturing February 15, 2019		4,527	4,580,069
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018		2,939	2,963,992
Term Loan, 4.25%, Maturing February 8, 2018		10,777	10,861,234

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	63,153	$62,643,957

		$342,075,145

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018	1,995	$2,008,716
Warnaco Inc.
Term Loan, 3.75%, Maturing June 15, 2018	3,901	3,881,122
Wolverine Worldwide, Inc.
Term Loan, 5.25%, Maturing July 31, 2019	5,775	5,843,578

		$11,733,416

Conglomerates — 1.5%
Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014	1,024	$1,026,733
Term Loan, 7.75%, Maturing September 22, 2014	2,550	2,555,918
Term Loan, 8.25%, Maturing September 22, 2014	413	413,591
Rexnord Corporation
Term Loan, 4.50%, Maturing April 2, 2018	33,162	33,431,315
RGIS Services, LLC
Term Loan, 4.61%, Maturing October 18, 2016	19,617	19,567,498
Term Loan, 5.50%, Maturing October 18, 2017	16,221	16,281,417
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	6,585	6,630,712
Term Loan, 6.75%, Maturing February 8, 2018	1,500	1,500,000
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	2,750	2,770,625
Spectrum Brands, Inc.
Term Loan, 5.02%, Maturing June 17, 2016	19,623	19,694,895
Walter Energy, Inc.
Term Loan, 4.00%, Maturing April 2, 2018	39,415	38,954,972

		$142,827,676

Containers and Glass Products — 1.3%
Berry Plastics Holding Corporation
Term Loan, 2.21%, Maturing April 3, 2015	24,165	$24,044,671
BWAY Corporation
Term Loan, 5.25%, Maturing February 23, 2018	2,536	2,542,259
Term Loan, 5.25%, Maturing February 23, 2018	22,630	22,681,805
Hilex Poly Co. LLC
Term Loan, 11.25%, Maturing November 16, 2015	3,840	3,916,742

25	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018		3,394	$3,419,455
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 20, 2018		53,475	53,772,321
Sealed Air Corporation
Term Loan, 5.50%, Maturing October 3, 2018	EUR	978	1,272,529
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018		7,091	7,144,075

			$118,793,857

Cosmetics / Toiletries — 0.5%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019		35,062	$35,500,402
Huish Detergents, Inc.
Term Loan, 2.22%, Maturing April 25, 2014		1,944	1,860,987
Prestige Brands, Inc.
Term Loan, 5.28%, Maturing January 31, 2019		4,889	4,951,054

			$42,312,443

Drugs — 0.8%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017		3,982	$3,999,917
Term Loan, 5.50%, Maturing February 10, 2017		20,762	20,866,071
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019		12,925	12,919,235
Warner Chilcott Company, LLC
Term Loan, 3.75%, Maturing March 17, 2016		278	279,940
Term Loan, 4.25%, Maturing March 15, 2018		6,647	6,680,116
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018		5,048	5,073,667
Term Loan, 4.25%, Maturing March 15, 2018		13,294	13,360,232
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018		9,139	9,185,160

			$72,364,338

Ecological Services and Equipment — 0.3%
ADS Waste Holdings
Term Loan, 5.25%, Maturing September 11, 2019		21,450	$21,675,675
Envirotest Systems Holding Corp.
Term Loan - Second Lien, 15.50%, Maturing March 31, 2017(6)		93	95,365
Progressive Waste Solutions Ltd.
Term Loan, Maturing October 11, 2019(3)		5,875	5,930,078

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Safety Kleen (SK Holdings)
Term Loan, 5.00%, Maturing February 17, 2017	2,479	$2,477,102

		$30,178,220

Electronics / Electrical — 5.9%
Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018	11,848	$11,889,011
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	26,499	26,134,550
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	34,491	34,887,583
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016	6,711	6,777,995
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	34,140	34,438,926
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 2, 2018	14,700	14,727,562
CPI International Inc.
Term Loan, 5.00%, Maturing February 13, 2017	10,341	10,340,812
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	13,101	13,193,395
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	17,598	16,981,800
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	33,502	33,745,319
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	7,294	7,325,533
Term Loan, 5.50%, Maturing May 31, 2016	14,352	14,415,137
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016	40,483	39,673,675
Hyland Software, Inc.
Term Loan, Maturing October 29, 2019(3)	3,900	3,906,501
InfoGroup Inc.
Term Loan, 5.75%, Maturing May 25, 2018	9,642	8,629,509
Lawson Software Inc.
Term Loan, 5.75%, Maturing October 18, 2016	1,850	1,878,135
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	8,300	8,336,313
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	18,591	18,742,087
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018	11,583	11,713,309

26	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	16,007	$16,260,225
Term Loan, 5.50%, Maturing March 3, 2017	17,251	17,646,085
Term Loan, 5.25%, Maturing March 19, 2019	19,154	19,457,011
Open Solutions, Inc.
Term Loan, 2.44%, Maturing January 23, 2014	11,157	10,790,224
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	9,577	9,409,280
SafeNet Inc.
Term Loan, 2.71%, Maturing April 12, 2014	10,189	10,163,082
Semtech Corporation
Term Loan, 4.25%, Maturing March 20, 2017	2,811	2,835,470
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	36,508	36,690,333
Serena Software, Inc.
Term Loan, 4.22%, Maturing March 10, 2016	3,010	2,987,366
Term Loan, 5.00%, Maturing March 10, 2016	3,975	3,989,906
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	11,721	11,793,879
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	8,508	8,603,726
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	16,089	16,337,209
Spansion LLC
Term Loan, 4.75%, Maturing February 9, 2015	8,066	8,156,694
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	4,396	4,398,385
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	13,936	13,993,806
Wall Street Systems, Inc.
Term Loan, Maturing October 24, 2019(3)	18,425	18,194,687
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	24,844	24,875,493

		$554,320,013

Equipment Leasing — 0.7%
BakerCorp International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	9,890	$9,941,459
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	15,050	15,294,563
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	40,325	41,030,687

		$66,266,709

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries — 3.2%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	8,925	$8,991,938
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	10,238	10,340,211
CB Richard Ellis Services, Inc.
Term Loan, 3.46%, Maturing March 5, 2018	7,935	7,955,106
Term Loan, 3.71%, Maturing September 4, 2019	547	548,018
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	22,308	22,516,684
First Data Corporation
Term Loan, 2.96%, Maturing September 24, 2014	754	754,755
Term Loan, 2.96%, Maturing September 24, 2014	817	818,041
Term Loan, 2.96%, Maturing September 24, 2014	879	880,744
Term Loan, 4.21%, Maturing March 23, 2018	15,843	15,193,968
Term Loan, 5.21%, Maturing September 24, 2018	13,325	13,094,584
Grosvenor Capital Management Holdings, LLP
Term Loan, 4.25%, Maturing December 5, 2016	8,583	8,443,056
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018	5,655	5,655,000
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	7,941	7,960,390
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	20,570	20,531,748
LPL Holdings, Inc.
Term Loan, 2.71%, Maturing March 29, 2017	4,339	4,289,939
Term Loan, 4.00%, Maturing March 29, 2019	33,283	33,469,965
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	12,714	12,841,203
MIP Delaware, LLC
Term Loan, 5.50%, Maturing July 12, 2018	6,172	6,233,299
Nuveen Investments, Inc.
Term Loan, 5.85%, Maturing May 12, 2017	35,459	35,503,306
Term Loan, 5.84%, Maturing May 13, 2017	28,556	28,627,376
Term Loan, 7.25%, Maturing May 13, 2017	6,250	6,275,000
Oz Management LP
Term Loan, 1.71%, Maturing November 15, 2016	15,645	14,006,531
RJO Holdings Corp.
Term Loan, 6.22%, Maturing December 10, 2015(6)	63	51,347
Term Loan, 6.97%, Maturing December 10, 2015(6)	1,980	1,526,487
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	29,430	29,564,410
Vantiv, LLC
Term Loan, 3.75%, Maturing March 27, 2019	5,458	5,475,343

		$301,548,449

27	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products — 3.6%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		14,250	$14,386,558
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018		10,093	10,005,033
BL Marketing Limited (Weetabix)
Term Loan, 7.36%, Maturing June 30, 2017	GBP	2,500	4,025,969
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019		12,500	12,593,750
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018		11,322	11,364,081
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018		86,824	86,824,333
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		13,039	13,094,392
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		9,602	9,656,451
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		29,149	29,148,618
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018		20,557	20,672,295
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		58,920	59,299,369
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018		3,358	3,379,113
Term Loan, 4.75%, Maturing October 17, 2018		25,337	25,442,077
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		23,332	23,432,106
United Biscuits (UK) Limited
Term Loan - Second Lien, 4.51%, Maturing June 15, 2016	GBP	1,500	2,360,108
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017		15,970	15,970,123

			$341,654,376

Food Service — 3.6%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016		3,177	$3,184,715
Term Loan, 3.46%, Maturing July 26, 2016		40,817	40,934,190
Term Loan, 3.46%, Maturing July 26, 2016		4,574	4,586,929
Term Loan, 3.57%, Maturing July 26, 2016		18,087	18,129,576
Term Loan, 3.61%, Maturing July 26, 2016		950	945,250
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019		4,825	4,873,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
Buffets, Inc.
Term Loan, 0.24%, Maturing April 22, 2015(6)		998	$997,989
Term Loan, 10.50%, Maturing July 18, 2017		3,456	3,559,938
Term Loan, 2.00%, Maturing July 19, 2017(2)		1,500	1,545,000
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		25,250	25,384,153
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018		4,125	4,155,938
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		15,786	15,918,783
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		47,982	48,199,885
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		18,174	18,397,161
NPC International, Inc.
Term Loan, 5.25%, Maturing December 28, 2018		7,836	7,972,748
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019		30,125	30,253,031
P.F. Chang’s China Bistro Inc.
Term Loan, 6.25%, Maturing July 2, 2019		4,450	4,507,481
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		6,728	6,744,319
SSP Financing Limited
Term Loan, 2.40%, Maturing December 17, 2016		4,774	4,422,287
US Foods, Inc.
Term Loan, 2.71%, Maturing July 3, 2014		8,928	8,842,201
Term Loan, 5.75%, Maturing March 31, 2017		41,350	40,833,493
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		15,298	15,347,844
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		26,100	26,374,598

			$336,110,759

Food / Drug Retailers — 3.0%
Alliance Boots Holdings Limited
Term Loan, 3.08%, Maturing July 9, 2015	EUR	17,497	$22,192,928
Term Loan, 3.49%, Maturing July 9, 2015	GBP	43,250	67,663,890
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		69,313	69,495,427
Iceland Foods Group Limited
Term Loan, 5.11%, Maturing April 12, 2019	EUR	7,950	10,426,752
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		4,700	4,737,210

28	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers (continued)
Rite Aid Corporation
Term Loan, 1.97%, Maturing June 4, 2014		63,142	$62,699,724
Term Loan, 4.50%, Maturing March 2, 2018		36,377	36,308,535
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018		9,451	9,545,826

			$283,070,292

Health Care — 12.3%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		5,497	$5,545,477
Term Loan, 4.75%, Maturing June 30, 2017		6,848	6,902,824
Term Loan, 4.75%, Maturing June 30, 2017		27,631	27,851,066
Alkermes, Inc.
Term Loan, 4.50%, Maturing September 18, 2019		7,025	7,077,688
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016		14,172	13,959,322
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015		21,322	21,375,438
AssuraMed
Term Loan, Maturing October 23, 2019(3)		9,425	9,479,976
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017		5,799	5,802,687
Term Loan, 8.50%, Maturing April 4, 2017		5,799	5,802,687
Term Loan, Maturing October 9, 2017(3)		7,975	7,935,125
Term Loan, Maturing October 26, 2017(3)		5,800	5,771,000
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017		43,696	44,014,249
BSN Medical Acquisition Holding GmbH
Term Loan, 5.25%, Maturing August 28, 2019	EUR	2,000	2,610,932
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016		13,093	13,158,273
Term Loan, 5.25%, Maturing September 15, 2017		13,464	13,606,644
Community Health Systems, Inc.
Term Loan, 3.92%, Maturing January 25, 2017		64,848	65,213,060
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016		18,508	18,646,894
CRC Health Corporation
Term Loan, 4.86%, Maturing November 16, 2015		29,501	28,726,897
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		10,569	10,645,358
Term Loan, Maturing September 2, 2019(3)		18,800	18,878,340
DJO Finance LLC
Term Loan, 5.21%, Maturing November 1, 2016		13,026	13,075,293
Term Loan, 6.25%, Maturing September 15, 2017		8,507	8,558,294

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	30,403	$29,357,705
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	9,878	9,994,258
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018	23,200	23,438,114
Fenwal, Inc.
Term Loan, 2.67%, Maturing February 28, 2014	477	476,581
Term Loan, 2.67%, Maturing February 28, 2014	2,782	2,779,034
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017	39,619	40,094,518
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016	19,711	19,810,025
HCA, Inc.
Term Loan, 3.61%, Maturing March 31, 2017	51,019	51,168,893
Term Loan, 3.46%, Maturing May 1, 2018	38,600	38,693,388
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	36,127	36,498,205
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	21,197	21,464,040
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018	15,027	15,092,266
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	35,318	34,538,334
Term Loan, 6.75%, Maturing May 15, 2018	16,723	16,305,327
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	14,607	14,433,871
Term Loan, 6.00%, Maturing June 1, 2018	8,600	8,497,806
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018	53,595	54,398,925
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	5,885	5,944,103
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016	19,553	19,772,777
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017	10,745	10,369,003
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	55,565	55,889,091
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	3,756	3,737,344
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019	9,525	9,572,625
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	20,341	20,164,647

29	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018		27,732	$28,104,511
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.01%, Maturing April 30, 2018		3,616	3,624,977
Radnet Management, Inc.
Term Loan, 5.51%, Maturing September 30, 2018		20,043	20,089,064
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018		33,488	33,781,337
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018		6,135	6,192,137
Sunrise Medical Holdings B.V.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	1,940	2,479,333
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		19,671	19,618,455
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019		18,300	18,357,187
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		4,166	4,187,110
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		13,170	13,241,932
Term Loan, Maturing September 27, 2019(3)		33,675	33,860,212
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		24,510	24,690,817
VWR Funding, Inc.
Term Loan, 2.71%, Maturing June 30, 2014		27,722	27,768,495
Term Loan, 4.46%, Maturing April 3, 2017		25,727	25,872,154

			$1,158,996,125

Home Furnishings — 0.4%
Hunter Fan Company
Term Loan, 2.83%, Maturing April 16, 2014		2,471	$2,359,956
Oreck Corporation
Term Loan - Second Lien, 3.88%, Maturing March 19, 2016(6)		797	720,753
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing September 19, 2019		27,850	27,879,020
Sofia III S.a.r.l.
Term Loan, 2.61%, Maturing June 24, 2016	EUR	3,348	3,926,977

			$34,886,706

Industrial Equipment — 1.4%
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		14,936	$15,102,581

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Excelitas Technologies Corp.
Term Loan, 5.00%, Maturing November 23, 2016		2,895	$2,888,004
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing February 8, 2019		16,484	16,875,175
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		9,482	9,505,204
Husky Injection Molding Systems Ltd.
Term Loan, 5.75%, Maturing June 29, 2018		10,985	11,147,951
Kinetek Acquisitions Corporation
Term Loan, 4.50%, Maturing November 11, 2013		275	274,380
Term Loan, 4.50%, Maturing November 11, 2013		2,712	2,705,283
Kion Group GMBH
Term Loan, 3.36%, Maturing December 23, 2014(5)	EUR	1,058	1,347,351
Term Loan, 3.46%, Maturing December 23, 2014(5)		18,260	17,942,991
Term Loan, 3.96%, Maturing December 23, 2015(5)		18,260	17,942,991
Term Loan, 3.86%, Maturing December 29, 2015(5)	EUR	1,012	1,289,052
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		5,236	5,274,766
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		10,513	10,584,894
Terex Corporation
Term Loan, 5.00%, Maturing April 28, 2017	EUR	9,900	12,912,078
Unifrax Corporation
Term Loan, 6.50%, Maturing November 28, 2018		6,779	6,855,740

			$132,648,441

Insurance — 2.4%
Alliant Holdings I, Inc.
Term Loan, 3.36%, Maturing August 21, 2014		22,790	$22,761,848
Term Loan, 6.75%, Maturing August 21, 2014		3,816	3,853,697
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		3,990	4,004,963
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		7,490	7,514,707
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		87,497	88,230,131
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		5,573	5,774,119
CCC Information Services, Inc.
Term Loan, 5.75%, Maturing November 11, 2015		12,125	12,190,262
CNO Financial Group, Inc.
Term Loan, 5.00%, Maturing September 20, 2018		13,650	13,752,375
Cunningham Lindsey Group, Inc.
Term Loan, Maturing October 29, 2019(3)		14,350	14,376,906

30	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Hub International Limited
Term Loan, 4.71%, Maturing June 13, 2017	16,992	$17,130,417
Term Loan, 6.75%, Maturing December 13, 2017	3,420	3,462,437
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016	7,845	7,854,529
USI Holdings Corporation
Term Loan, 2.72%, Maturing May 5, 2014	22,231	22,245,033
Term Loan, 7.00%, Maturing May 5, 2014	3,880	3,899,400

		$227,050,824

Leisure Goods / Activities / Movies — 3.5%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 29, 2019	23,432	$23,666,572
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016	26,605	26,787,638
Term Loan, 4.75%, Maturing February 22, 2018	11,687	11,789,951
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018	13,729	13,840,355
Bombardier Recreational Products, Inc.
Term Loan, 4.46%, Maturing June 28, 2016	34,422	34,648,391
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017	25,611	25,819,245
Cinemark USA, Inc.
Term Loan, 3.47%, Maturing April 29, 2016	3,069	3,093,330
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016	10,857	10,945,699
Fender Musical Instruments Corporation
Term Loan, 2.47%, Maturing June 9, 2014	1,060	1,059,583
Term Loan, 2.47%, Maturing June 9, 2014	3,694	3,693,628
Kasima, LLC
Term Loan, 4.12%, Maturing March 10, 2015	15,000	15,056,250
Term Loan, 5.00%, Maturing March 31, 2017	11,847	11,891,737
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	38,206	38,460,193
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 4.46%, Maturing July 21, 2017	13,045	13,077,747
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017	5,803	5,829,069
Revolution Studios Distribution Company, LLC
Term Loan, 3.97%, Maturing December 21, 2014(6)	4,214	3,444,956
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.93%, Maturing February 17, 2016	5,885	5,881,556
Term Loan, 4.00%, Maturing August 17, 2017	21,641	21,796,407

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018		29,800	$30,032,678
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018		11,061	11,195,695
Warner Music Group Corp.
Term Loan, Maturing October 25, 2018(3)		6,125	6,155,625
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		10,751	10,598,960
Term Loan, 7.50%, Maturing June 19, 2015		1,990	2,004,765

			$330,770,030

Lodging and Casinos — 1.6%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		5,075	$5,144,274
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		5,503	5,543,302
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		9,725	9,997,845
Term Loan, 5.46%, Maturing January 26, 2018		49,603	44,677,001
Gala Group LTD
Term Loan, 5.51%, Maturing May 30, 2018	GBP	27,445	41,653,474
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing March 24, 2017		6,415	6,478,929
Las Vegas Sands LLC
Term Loan, 2.72%, Maturing November 23, 2016		3,253	3,252,658
Term Loan, 2.72%, Maturing November 23, 2016		3,626	3,626,103
LodgeNet Entertainment Corporation
Term Loan, 8.50%, Maturing April 4, 2014		6,104	4,755,829
Penn National Gaming, Inc.
Term Loan, Maturing July 16, 2018(3)		3,900	3,923,158
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		9,257	9,314,396
Quidnax AB
Term Loan, 2.29%, Maturing April 27, 2015	EUR	4,725	5,613,436
Term Loan, 2.79%, Maturing June 30, 2016	EUR	4,725	5,613,436

			$149,593,841

Nonferrous Metals / Minerals — 1.4%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		28,653	$28,919,748
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		34,301	34,353,144
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		11,990	12,117,141

31	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017	7,920	$7,928,221
Term Loan, 4.00%, Maturing March 10, 2017	15,506	15,521,957
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.71%, Maturing May 8, 2016	14,897	14,952,914
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	13,150	12,689,750
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	2,000	1,910,000

		$128,392,875

Oil and Gas — 3.0%
Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017	6,806	$6,942,375
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	2,244	2,262,340
Term Loan, 9.00%, Maturing June 23, 2017	22,740	23,180,668
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	12,884	13,077,723
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	31,825	31,853,738
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	16,965	15,325,259
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	24,436	24,726,574
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018	20,825	20,948,232
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	29,252	29,398,477
Plains Exploration & Production
Term Loan, Maturing September 13, 2019(3)	27,575	27,735,045
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 13, 2018	9,200	9,296,315
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	22,127	22,161,495
Term Loan, 5.00%, Maturing September 25, 2019	1,791	1,793,679
Term Loan, 5.00%, Maturing September 25, 2019	2,932	2,936,578
Tallgrass Energy Partners, LP
Term Loan, Maturing October 25, 2018(3)	24,300	24,345,562
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014	3,045	2,999,056
Term Loan, 3.21%, Maturing November 14, 2014	17,305	17,042,277
Term Loan, 6.50%, Maturing November 14, 2014	6,476	6,486,858

		$282,512,251

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing — 3.6%
Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017		21,939	$22,010,481
Aster Zweite Beteiligungs GmbH
Term Loan, 5.98%, Maturing December 31, 2013		19	18,064
Term Loan, 5.98%, Maturing December 31, 2013		33	32,247
Term Loan, 5.95%, Maturing December 31, 2014	EUR	719	910,659
Term Loan, 5.95%, Maturing December 31, 2014	EUR	1,235	1,565,359
Term Loan, 5.95%, Maturing December 31, 2014	EUR	2,435	3,085,301
Term Loan, 5.97%, Maturing December 31, 2014		959	935,678
Term Loan, 5.97%, Maturing December 31, 2014		2,491	2,430,930
Term Loan, 5.97%, Maturing December 31, 2014		7,273	7,096,865
Term Loan, 5.97%, Maturing December 31, 2014		9,809	9,571,514
Term Loan, 5.97%, Maturing December 31, 2014		13,060	12,744,842
Black Press US Partnership
Term Loan, 2.42%, Maturing August 2, 2013		784	768,802
Term Loan, 2.42%, Maturing August 2, 2013		1,292	1,266,263
Cengage Learning Acquisitions, Inc.
Term Loan, 2.47%, Maturing July 3, 2014		23,816	22,774,080
GateHouse Media Operating, Inc.
Term Loan, 2.22%, Maturing August 28, 2014		4,830	1,667,577
Term Loan, 2.22%, Maturing August 28, 2014		15,390	5,313,388
Term Loan, 2.47%, Maturing August 28, 2014		9,186	3,171,624
Getty Images, Inc.
Term Loan, 4.75%, Maturing September 13, 2019		53,600	53,894,800
Instant Web, Inc.
Term Loan, 3.59%, Maturing August 7, 2014		1,614	1,259,149
Term Loan, 3.59%, Maturing August 7, 2014		15,486	12,078,947
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018		34,219	34,480,043
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		65,723	65,559,069
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014		1,206	1,176,167
Merrill Communications, LLC
Term Loan, 9.75%, Maturing December 24, 2012		11,854	11,824,604
Nelson Education Ltd.
Term Loan, 2.86%, Maturing July 3, 2014		277	235,032
Newspaper Holdings Inc.
Term Loan, 1.88%, Maturing July 24, 2014		17,191	15,954,544
Nielsen Finance LLC
Term Loan, 3.47%, Maturing May 2, 2016		35,225	35,438,626
Term Loan, 3.97%, Maturing May 2, 2016		3,714	3,737,206
Source Interlink Companies, Inc.
Term Loan, 10.75%, Maturing December 19, 2012		1,627	1,631,890
Term Loan, 15.00%, Maturing March 18, 2014(5)(6)		1,868	797,068

32	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Source Interlink Companies, Inc. (continued)
Term Loan - Second Lien, 10.75%, Maturing June 18, 2013		3,981	$3,503,371
Springer Science+Business Media S.A.
Term Loan, 4.11%, Maturing July 21, 2016	EUR	4,234	5,493,807
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		631	598,989
Term Loan, 8.00%, Maturing September 29, 2014		841	798,652

			$343,825,638

Radio and Television — 2.8%
Clear Channel Communications, Inc.
Term Loan, 3.86%, Maturing January 29, 2016		17,415	$14,468,130
Cumulus Media Holdings Inc.
Term Loan, 5.75%, Maturing September 17, 2018		51,910	52,290,039
Entercom Radio, LLC
Term Loan, 6.25%, Maturing November 23, 2018		6,255	6,298,785
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 31, 2017		14,625	14,844,722
Gray Television, Inc.
Term Loan, 4.51%, Maturing October 15, 2019(2)		9,725	9,785,781
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		4,680	4,715,150
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018		6,923	7,004,894
Local TV Finance, LLC
Term Loan, 4.22%, Maturing May 7, 2015		14,108	14,178,662
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,726	3,735,791
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		10,754	10,780,465
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		9,806	9,879,359
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		12,517	12,453,980
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016		8,719	8,780,595
Tyrol Acquisitions 2 SAS
Term Loan, 4.11%, Maturing January 29, 2016(5)	EUR	5,051	5,943,467
Term Loan, 4.11%, Maturing January 29, 2016	EUR	10,658	12,541,765
Term Loan, 4.11%, Maturing January 29, 2016	EUR	10,658	12,541,765
Univision Communications Inc.
Term Loan, 2.21%, Maturing September 29, 2014		6,249	6,238,482
Term Loan, 4.46%, Maturing March 31, 2017		46,397	45,527,208

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		15,662	$15,792,118

			$267,801,158

Retailers (Except Food and Drug) — 3.6%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		12,011	$12,169,919
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 2, 2019		7,400	7,397,691
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		7,157	7,189,863
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		16,341	16,442,488
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		9,701	9,809,820
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		40,453	40,543,501
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		22,742	22,778,472
Michaels Stores, Inc.
Term Loan, 4.91%, Maturing July 29, 2016		4,629	4,677,978
Term Loan, 4.91%, Maturing July 29, 2016		21,592	21,821,718
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		8,554	8,681,866
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		41,075	41,247,720
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019		5,350	5,370,063
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 17, 2018		5,100	5,142,498
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		34,692	34,911,995
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		11,692	11,767,457
Term Loan, 4.25%, Maturing August 7, 2019		3,950	3,983,330
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017		32,539	32,725,931
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		20,266	19,578,161
Vivarte SA
Term Loan, 2.42%, Maturing March 9, 2015	EUR	86	90,296
Term Loan, 2.42%, Maturing March 9, 2015	EUR	336	351,118
Term Loan, 2.42%, Maturing March 9, 2015	EUR	9,880	10,315,146
Term Loan, 2.92%, Maturing March 8, 2016	EUR	86	90,287

33	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivarte SA (continued)
Term Loan, 2.92%, Maturing March 8, 2016	EUR	336	$351,118
Term Loan, 2.92%, Maturing March 8, 2016	EUR	9,880	10,315,146
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	13	11,773
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	88	82,414
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	900	847,682
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		6,850	6,922,781

			$335,618,232

Steel — 1.4%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		16,425	$16,630,312
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		65,725	65,560,687
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		23,029	23,316,894
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		8,925	8,991,938
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		7,779	7,817,951
Waupaca Foundry, Inc.
Term Loan, 8.50%, Maturing June 29, 2017		6,863	6,948,914
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		6,825	6,910,313

			$136,177,009

Surface Transport — 1.1%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		29,150	$29,040,688
Term Loan, 3.75%, Maturing March 9, 2018		30,380	30,347,096
Term Loan, Maturing March 11, 2018(3)		25,200	25,152,750
Swift Transportation Co. Inc.
Term Loan, 3.96%, Maturing December 21, 2016		1,227	1,233,533
Term Loan, 5.00%, Maturing December 21, 2017		21,538	21,712,960

			$107,487,027

Telecommunications — 3.8%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		13,976	$12,980,268
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		6,838	6,855,534

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		11,425	$11,496,406
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		16,900	17,016,988
Eircom Finco S.a.r.l.
Term Loan, 4.27%, Maturing September 30, 2017	EUR	9,155	8,478,442
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		94,608	95,444,270
IPC Systems, Inc.
Term Loan, 2.85%, Maturing May 31, 2014	GBP	262	414,413
Macquarie UK Broadcast Limited
Term Loan, 2.75%, Maturing July 1, 2014	GBP	6,000	9,198,370
Term Loan, 3.00%, Maturing December 1, 2014	GBP	14,352	21,925,682
MetroPCS Wireless, Inc.
Term Loan, 4.07%, Maturing November 3, 2016		1,984	1,990,893
Term Loan, 4.00%, Maturing March 16, 2018		79,674	79,989,192
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		8,717	8,716,665
NTELOS Inc.
Term Loan, 4.00%, Maturing August 7, 2015		2,912	2,924,298
Oberthur Technologies Holding SAS
Term Loan, 6.25%, Maturing March 30, 2019		3,700	3,688,437
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		9,507	9,536,698
Term Loan, 3.75%, Maturing September 27, 2019		4,725	4,754,531
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019		21,895	22,031,970
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019		34,688	34,887,519
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019		10,025	10,100,062

			$362,430,638

Utilities — 2.2%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		27,587	$27,794,036
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		9,655	9,698,214
Term Loan, 4.50%, Maturing April 2, 2018		35,753	35,891,071
Term Loan, 4.50%, Maturing September 27, 2019		9,275	9,305,144
Covanta Energy Corporation
Term Loan, 4.00%, Maturing March 28, 2019		4,776	4,793,910
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016		9,411	9,787,651

34	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Utilities (continued)
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016		12,672	$13,269,966
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017		8,652	8,716,551
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019		12,120	12,240,821
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		34,582	34,828,749
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.75%, Maturing October 10, 2017		56,613	36,798,188

			$203,124,301

Total Senior Floating-Rate Interests (identified cost $8,671,318,323)			$8,684,955,274

Corporate Bonds & Notes — 3.4%

Security		Principal Amount* (000’s omitted)	Value

Broadcast Radio and Television — 0.0%(4)
Entravision Communications Corp., Sr. Notes
8.75%, 8/1/17		2,844	$3,089,295

			$3,089,295

Building and Development — 0.0%(4)
Calcipar SA, Sr. Notes
6.875%, 5/1/18(7)		4,000	$4,030,000

			$4,030,000

Chemicals and Plastics — 0.5%
Hexion US Finance Corp., Sr. Notes
6.625%, 4/15/20		2,000	$2,005,000
Ineos Finance PLC, Sr. Notes
7.25%, 2/15/19(7)(8)	EUR	8,000	10,602,502
8.375%, 2/15/19(7)		15,250	16,069,687
7.50%, 5/1/20(7)		9,525	9,691,688
Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19		5,000	5,375,000

			$43,743,877

Security		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.5%
Reynolds Group Holdings, Inc., Sr. Notes
5.75%, 10/15/20(7)		42,000	$42,525,000
Smurfit Kappa Acquisitions, Sr. Notes
4.875%, 9/15/18(7)		4,925	4,943,469

			$47,468,469

Diversified Manufacturing Operations — 0.1%
Matalan Finance PLC, Sr. Notes
8.875%, 4/29/16(9)	GBP	6,500	$10,515,593

			$10,515,593

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(5)(6)		184	$156,179

			$156,179

Electronics / Electrical — 0.0%(4)
NXP BV/NXP Funding, LLC
3.09%, 10/15/13(8)		75	$75,188

			$75,188

Equipment Leasing — 0.1%
International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(7)		2,325	$2,638,875
7.125%, 9/1/18(7)		2,325	2,743,500

			$5,382,375

Financial Intermediaries — 0.4%
First Data Corp., Sr. Notes
6.75%, 11/1/20(7)		16,850	$16,934,250
UPCB Finance II, Ltd., Sr. Notes
6.375%, 7/1/20(7)	EUR	6,500	8,761,970
6.625%, 7/1/20(7)		9,000	9,675,000

			$35,371,220

Health Care — 0.4%
Accellent, Inc., Sr. Notes
8.375%, 2/1/17		3,000	$3,082,500
CHS/Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18		22,625	23,530,000

35	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc., Sr. Notes
4.75%, 5/1/23		11,975	$12,004,937

			$38,617,437

Insurance — 0.1%
CNO Financial Group, Inc., Sr. Notes
6.375%, 10/1/20(7)		7,250	$7,540,000

			$7,540,000

Leisure Goods / Activities / Movies — 0.2%
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(7)		6,750	$7,543,125
National CineMedia, LLC, Sr. Notes
6.00%, 4/15/22(7)		8,250	8,745,000

			$16,288,125

Lodging and Casinos — 0.3%
Caesars Entertainment Operating Co., Inc., Sr. Notes
8.50%, 2/15/20(7)		25,250	$24,871,250

			$24,871,250

Radio and Television — 0.1%
Clear Channel Communications, Inc., Sr. Notes
9.00%, 12/15/19(7)		5,219	$4,723,195
Univision Communications, Inc., Sr. Notes
6.75%, 9/15/22(7)		9,000	9,045,000

			$13,768,195

Telecommunications — 0.1%
Hughes Satellite Systems Corp., Sr. Notes
6.50%, 6/15/19		8,500	$9,137,500
Sunrise Communications International SA, Sr. Notes
4.971%, 12/31/17(7)(8)	EUR	3,000	3,966,217

			$13,103,717

Utilities — 0.6%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(7)		25,380	$27,727,650
7.875%, 1/15/23(7)		23,490	26,073,900

			$53,801,550

Total Corporate Bonds & Notes (identified cost $303,934,513)			$317,822,470

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value

Alzette European CLO SA, Series 2004-1A, Class E2, 6.968%, 12/15/20(8)	$465	$414,531
Avalon Capital Ltd. 3, Series 1A, Class D, 2.381%, 2/24/19(7)(8)	884	790,071
Babson Ltd., Series 2005-1A, Class C1, 2.29%, 4/15/19(7)(8)	1,129	975,942
Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.908%, 3/8/17(8)	985	961,052
Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.29%, 1/15/18(7)(8)	2,000	1,676,921

Total Asset-Backed Securities (identified cost $5,438,534)		$4,818,517

Common Stocks — 0.5%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(6)(10)(11)	88,506	$2,256,903

		$2,256,903

Building and Development — 0.0%(4)
United Subcontractors, Inc.(6)(10)(11)	3,646	$151,972

		$151,972

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(6)(10)(12)	2,484	$179,419

		$179,419

Financial Intermediaries — 0.0%(4)
RTS Investor Corp.(6)(10)(11)	692	$66,112

		$66,112

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(6)(10)(11)	329,120	$2,978,536

		$2,978,536

Home Furnishings — 0.0%(4)
Oreck Corp.(6)(10)(11)	14,217	$247,234
Sanitec Europe Oy B Units(6)(10)(11)	235,094	1,477,877
Sanitec Europe Oy E Units(6)(10)(11)	230,960	0

		$1,725,111

36	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Leisure Goods / Activities / Movies — 0.2%
Metro-Goldwyn-Mayer Holdings, Inc.(10)(11)	414,634	$13,203,522

		$13,203,522

Lodging and Casinos — 0.0%(4)
Affinity Gaming, LLC(10)(11)	206,125	$2,336,079

		$2,336,079

Publishing — 0.2%
Ion Media Networks, Inc.(6)(11)	28,605	$18,192,780
MediaNews Group, Inc.(6)(10)(11)	162,730	3,414,074
Source Interlink Companies, Inc.(6)(10)(11)	5,725	0

		$21,606,854

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(6)(10)(11)	2,310	$8,316,000

		$8,316,000

Total Common Stocks (identified cost $32,014,031)		$52,820,508

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(6)(10)(12)	569	$35,847

Total Preferred Stocks (identified cost $9,958)		$35,847

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(6)(10)(11)	112	$403,200

		$403,200

Telecommunications — 0.0%
ERC Luxembourg Holdings, Ltd., Expires 06/11/32(6)(10)(11)	21,381	$0

		$0

Total Warrants (identified cost $192,476)		$403,200

Short-Term Investments — 6.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(13)	$631,913	$631,913,170

Total Short-Term Investments (identified cost $631,913,170)		$631,913,170

Total Investments — 102.8% (identified cost $9,644,821,005)		$9,692,768,986

Less Unfunded Loan Commitments — (0.3)%		$(22,317,946)

Net Investments — 102.5% (identified cost $9,622,503,059)		$9,670,451,040

Other Assets, Less Liabilities — (2.5)%		$(237,610,214)

Net Assets — 100.0%		$9,432,840,826

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity May be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)

Unfunded or partially unfunded loan commitments. The Portfolio May enter into certain credit agreements all or a portion of which May be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(3)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(4)	Amount is less than 0.05%.

(5)	Represents a payment-in-kind security which May pay all or a portion of interest in additional par.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(7)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities May be sold in certain

37	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Portfolio of Investments — continued

transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $252,294,212 or 2.7% of the Portfolio’s net assets.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(9)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security May not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Non-income producing security.

(11)	Security was acquired in connection with a restructuring of a Senior Loan and May be subject to restrictions on resale.

(12)	Restricted security (see Note 5).

(13)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

38	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $8,990,589,889)	$9,038,537,870
Affiliated investment, at value (identified cost, $631,913,170)	631,913,170
Cash	37,130,183
Restricted cash*	13,554,205
Foreign currency, at value (identified cost, $13,651,438)	13,663,520
Interest receivable	33,060,102
Interest receivable from affiliated investment	70,003
Receivable for investments sold	42,668,186
Receivable for open forward foreign currency exchange contracts	94,937
Receivable for closed swap contracts	35,306
Prepaid expenses	530,797
Total assets	$9,811,258,279

Liabilities
Payable for investments purchased	$365,093,937
Payable for open forward foreign currency exchange contracts	5,193,917
Payable for open swap contracts	3,803,787
Payable to affiliates:
Investment adviser fee	3,966,637
Trustees’ fees	5,663
Accrued expenses	353,512
Total liabilities	$378,417,453
Net Assets applicable to investors’ interest in Portfolio	$9,432,840,826

Sources of Net Assets
Investors’ capital	$9,391,946,290
Net unrealized appreciation	40,894,536
Total	$9,432,840,826

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

39	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income	$484,896,737
Dividends	5,990,143
Interest allocated from affiliated investment	446,890
Expenses allocated from affiliated investment	(59,158)
Total investment income	$491,274,612

Expenses
Investment adviser fee	$46,845,003
Trustees’ fees and expenses	69,455
Custodian fee	1,841,306
Legal and accounting services	459,434
Miscellaneous	1,290,439
Total expenses	$50,505,637
Deduct —
Reduction of custodian fee	$128
Total expense reductions	$128

Net expenses	$50,505,509

Net investment income	$440,769,103

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$33,033,340
Investment transactions allocated from affiliated investment	7,041
Swap contracts	(1,111,685)
Foreign currency and forward foreign currency exchange contract transactions	31,101,240
Net realized gain	$63,029,936
Change in unrealized appreciation (depreciation) —
Investments	$194,665,096
Swap contracts	(1,007,489)
Foreign currency and forward foreign currency exchange contracts	(8,718,195)
Net change in unrealized appreciation (depreciation)	$184,939,412

Net realized and unrealized gain	$247,969,348

Net increase in net assets from operations	$688,738,451

40	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$440,769,103	$397,412,294
Net realized gain (loss) from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	63,029,936	(18,065,295)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	184,939,412	(100,433,238)
Net increase in net assets from operations	$688,738,451	$278,913,761
Capital transactions —
Contributions	$1,137,173,133	$4,383,895,129
Withdrawals	(2,087,404,801)	(1,465,370,574)
Net increase (decrease) in net assets from capital transactions	$(950,231,668)	$2,918,524,555

Net increase (decrease) in net assets	$(261,493,217)	$3,197,438,316

Net Assets
At beginning of year	$9,694,334,043	$6,496,895,727
At end of year	$9,432,840,826	$9,694,334,043

41	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.54%	0.54%	0.57%	0.61%	0.70%
Net investment income	4.72%	4.31%	4.43%	5.41%	6.50%
Portfolio Turnover	42%	56%	39%	35%	7%

Total Return	7.67%	4.30%	10.51%	27.54%	(22.24)%

Net assets, end of year (000’s omitted)	$9,432,841	$9,694,334	$6,496,896	$4,294,340	$3,056,210

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

42	See Notes to Financial Statements.

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund), Eaton Vance Short Term Real Return Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 83.0%, 4.6%, 10.1%, 1.0%, 0.5%, 0.3% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock

43

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

44

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. Effective May 1, 2012, pursuant to an additional fee reduction agreement between the Portfolio and BMR, the portion of the fee on net assets of $10 billion and over is computed as follows: annual rate of 0.460% of the Portfolio’s average daily net assets from $10 billion up to $15 billion, 0.4475% from $15 billion up to $20 billion, 0.4375% from $20 billion up to $25 billion and 0.430% of average daily net assets of $25 billion or more. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $46,845,003 or 0.50% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, principal repayments on Senior Loans and paydowns, aggregated $3,746,407,935 and $4,157,870,920, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$9,622,503,671

Gross unrealized appreciation	$135,168,501
Gross unrealized depreciation	(87,221,132)

Net unrealized appreciation	$47,947,369

The net unrealized depreciation on foreign currency and swap contracts at October 31, 2012 on a federal income tax basis was $7,053,445.

45

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2012, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	$179,419

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958	$35,847

Total Restricted Securities			$9,958	$215,266

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	British Pound Sterling 55,768,970	United States Dollar 88,250,491	JPMorgan Chase Bank NA	$(1,738,073)
11/30/12	Euro 61,728,903	United States Dollar 77,431,193	Citibank NA	(2,598,202)
12/31/12	British Pound Sterling 26,120,029	United States Dollar 42,173,791	Goldman Sachs International	30,226
12/31/12	British Pound Sterling 3,375,625	United States Dollar 5,449,920	State Street Bank and Trust Co.	3,491
12/31/12	Euro 71,617,803	United States Dollar 92,172,829	HSBC Bank USA	(711,694)
1/31/13	British Pound Sterling 21,666,382	United States Dollar 34,823,292	HSBC Bank USA	(130,695)
1/31/13	Euro 70,539,472	United States Dollar 91,573,637	Deutsche Bank AG	61,220
1/31/13	Swiss Franc 16,380,316	United States Dollar 17,599,126	Citibank NA	(15,253)

				$(5,098,980)

46

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Citibank NA	$60,000	Receives	3-Month USD-LIBOR-BBA	0.98%	6/24/14	$(780,299)
Citibank NA	60,000	Receives	3-Month USD-LIBOR-BBA	1.81	6/24/16	(3,023,488)

						$(3,803,787)

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk:  Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts with respect to a portion of the bonds.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012 the fair value of derivatives with credit-related contingent features in a net liability position was $8,997,704. At October 31, 2012, the aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $13,554,205.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $94,937, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $61,220. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$94,937	(1)	$(5,193,917	)(2)

		$94,937		$(5,193,917)

Interest Rate	Swap contracts	$—		$(3,803,787	)(2)

		$—		$(3,803,787)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.
(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Payable for open swap contracts, respectively; Net unrealized appreciation.

47

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign Exchange	Forward foreign currency exchange contracts	$31,196,921	(1)	$(9,036,988	)(2)
Interest Rate	Swap contracts	(1,111,685	)(1)	(1,007,489	)(2)

Total		$30,085,236		$(10,044,477)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions and swap contracts, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts and Swap contracts, respectively.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $463,978,000 and $120,000,000, respectively.

7  Line of Credit

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $800 million ($900 million prior to March 19, 2012) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and fund at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

48

Floating Rate Portfolio

October 31, 2012

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$8,655,003,363	$7,633,965	$8,662,637,328
Corporate Bonds & Notes	—	317,666,291	156,179	317,822,470
Asset-Backed Securities	—	4,818,517	—	4,818,517
Common Stocks	—	15,539,601	37,280,907	52,820,508
Preferred Stocks	—	—	35,847	35,847
Warrants	—	—	403,200	403,200
Short-Term Investments	—	631,913,170	—	631,913,170

Total Investments	$—	$9,624,940,942	$45,510,098	$9,670,451,040
Forward Foreign Currency Exchange Contracts	$—	$94,937	$—	$94,937

Total	$—	$9,625,035,879	$45,510,098	$9,670,545,977

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(5,193,917)	$—	$(5,193,917)
Interest Rate Swaps	—	(3,803,787)	—	(3,803,787)

Total	$—	$(8,997,704)	$—	$(8,997,704)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented.

At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

49

Floating Rate Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

50

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP), High Income Opportunities Portfolio (HIOP) and Short Duration High Income Portfolio (SDHIP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust and of BIP, FRP and HIOP since 2005 and of SDHIP since 2012	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust and of BIP, FRP and HIOP since 2003 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

51

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust and of BIP, FRP and HIOP since 2003 and of SDHIP since 2012

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust and of BIP, FRP and HIOP since 2008 and of SDHIP since 2012

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and HIOP since 1998, of FRP since 2000, of BIP since 2001 and of SDHIP since 2012

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and of BIP, FRP and HIOP since 2005 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Michael W. Weilheimer 1961	President of BIP, HIOP and SDHIP	Of BIP and HIOP since 2002 and of SDHIP since 2012	Vice President of EVM and BMR.

52

Eaton Vance

Floating-Rate & High Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of BIP, FRP and HIOP since 2008 and of SDHIP since 2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust and of BIP, FRP and HIOP since 2011 and of SDHIP since 2012; Secretary of the Trust and of BIP, FRP and HIOP since 2007 and of SDHIP since 2012; and Chief Legal Officer of the Trust and of BIP, FRP and HIOP since 2008 and of SDHIP since 2012	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and of BIP, FRP and HIOP since 2004 and of SDHIP since 2012	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

54

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

811-12/12	FRHSRC

Eaton Vance Government Obligations Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Government Obligations Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 33

Federal Tax Information	20

Management and Organization	34

Important Notices	36

Eaton Vance

Government Obligations Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ending October 31, 2012, there were a number of historical events that impacted the fixed-income markets and led to multiple swings in investor sentiment. Returns of U.S. government securities varied based on yield curve positioning. The U.S. Federal Reserve’s (the Fed) ongoing “Operation Twist” program, which involves the sale of shorter Treasurys and the purchase of those at the longer end of the curve, was extended in June 2012 until the end of the calendar year. This pushed yields slightly higher on the short end of the curve, while pressuring yields lower on the longer end. Returns on the three-year and shorter portions of the Treasury curve were muted, with yields already historically low in this part of the curve.

Although the interest-rate backdrop remained favorable throughout the entire year as the Fed held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, an improving labor market gave way to stronger economic growth and prompted many investors to lower their exposure to U.S. government securities and seek opportunities among riskier asset classes. With rates at historic lows, investors searching for yield were forced to move further out on the yield curve.

In the beginning of the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. The sovereign debt crisis in Europe intensified in the spring, which tempered future expectations of global economic growth and fueled investors’ appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. In this environment, yields on the 30-year Treasury fell nearly 100 basis points during the spring and summer, touching multi-decade lows and producing equity-like returns over the time period.

Meanwhile, policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. At its June 2012 meeting, the Fed announced a continuation of “Operation Twist.” In September 2012, the Fed announced its plan to keep policy rates at or near zero until at least mid-2015 and also announced further monetary stimulus with its third round of quantitative easing (QE3). This new QE3 program came in the form of open-ended U.S. government agency mortgage-backed security (MBS) purchases. Against this already favorable backdrop for high-quality fixed-income securities, investor demand for agency MBS further increased after the September 2012 announcement, with yield spreads compared to Treasurys tightening to their lows of the year.

Fund Performance

For the fiscal year ending October 31, 2012, Eaton Vance Government Obligations Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 2.52%. By comparison, the Fund’s benchmark, the Barclay’s Capital U.S. Intermediate Government Index (the Index)2 returned 2.41% for the period.

The Fund’s outperformance versus the Index was primarily due to its investment in seasoned agency MBS. Agency MBS outperformed comparable-duration Treasurys during the past 12 months as yield spreads tightened. A weak labor market and sluggish growth in the U.S. economy led to the Fed announcing an open-ended program of MBS purchases in September 2012. The Fed’s renewed involvement in the MBS market in the form of QE3 caused a further increase in the prices of MBS investments.

Despite mortgage rates falling to all-time lows, the Fund experienced only a modest increase in prepayment rates on its seasoned MBS investments. The Fund’s seasoned MBS investments were typically comprised of mortgages originated from the early 1990s through 2003. During the period, the Federal Housing Finance Agency (FHFA) announced changes to its Home Affordability Refinance Program (HARP) in an effort to help stimulate the refinance market for borrowers with higher loan-to-value ratios. Relative to the majority of the agency MBS market, the Fund’s seasoned MBS investments generally contain much lower loan-to-value ratio loans and are not usually the target of the HARP program. The impact on the Fund’s prepayment rates from the changes to the HARP program was minimal.

During the period, the Fund’s shorter portfolio duration relative to the Index detracted from performance, as the yield curve flattened and yields on the longer end of the Treasury curve fell more than those on the short end of the curve. Duration is a measure of a portfolio’s price sensitivity to changes in interest rates based on the timing of anticipated principal and interest payments. A shorter portfolio duration normally has less exposure to interest-rate changes.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Government Obligations Fund

October 31, 2012

Performance2,3

Portfolio Manager Susan Schiff, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	08/24/1984	2.52%	5.03%	3.87%	—
Class A with 4.75% Maximum Sales Charge	—	–2.32	4.00	3.37	—
Class B at NAV	11/01/1993	1.75	4.25	3.09	—
Class B with 5% Maximum Sales Charge	—	–3.19	3.91	3.09	—
Class C at NAV	11/01/1993	1.89	4.26	3.08	—
Class C with 1% Maximum Sales Charge	—	0.90	4.26	3.08	—
Class I at NAV	04/03/2009	2.92	—	—	3.89%
Class R at NAV	08/12/2005	2.39	4.77	—	4.48
Barclays Capital U.S. Intermediate Government Index	—	2.41%	5.03%	4.19%	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.14%	1.89%	1.89%	0.89%	1.39%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$13,563	N.A.
Class C	$10,000	10/31/2002	$13,550	N.A.
Class I	$250,000	04/03/2009	$286,625	N.A.
Class R	$10,000	08/12/2005	$13,727	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Government Obligations Fund

October 31, 2012

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Government Obligations Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital U.S. Intermediate Government Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

Fund profile subject to change due to active management.

5

Eaton Vance

Government Obligations Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.20	$5.45	1.08%
Class B	$1,000.00	$1,005.40	$9.22	1.83%
Class C	$1,000.00	$1,005.40	$9.22	1.83%
Class I	$1,000.00	$1,010.50	$4.19	0.83%
Class R	$1,000.00	$1,007.90	$6.71	1.33%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.48	1.08%
Class B	$1,000.00	$1,015.90	$9.27	1.83%
Class C	$1,000.00	$1,015.90	$9.27	1.83%
Class I	$1,000.00	$1,021.00	$4.22	0.83%
Class R	$1,000.00	$1,018.50	$6.75	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Government Obligations Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Government Obligations Portfolio, at value (identified cost, $1,094,268,115)	$1,159,899,219
Receivable for Fund shares sold	2,129,117
Miscellaneous receivable	4,114
Total assets	$1,162,032,450

Liabilities
Payable for Fund shares redeemed	$3,935,313
Distributions payable	708,564
Payable to affiliates:
Distribution and service fees	433,809
Trustees’ fees	42
Accrued expenses	234,920
Total liabilities	$5,312,648
Net Assets	$1,156,719,802

Sources of Net Assets
Paid-in capital	$1,200,118,526
Accumulated net realized loss from Portfolio	(111,625,677)
Accumulated undistributed net investment income	2,595,849
Net unrealized appreciation from Portfolio	65,631,104
Total	$1,156,719,802

Class A Shares
Net Assets	$682,140,416
Shares Outstanding	92,433,762
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.38
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.75

Class B Shares
Net Assets	$30,042,153
Shares Outstanding	4,071,229
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.38

Class C Shares
Net Assets	$300,062,556
Shares Outstanding	40,732,283
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.37

Class I Shares
Net Assets	$122,456,370
Shares Outstanding	16,601,704
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.38

Class R Shares
Net Assets	$22,018,307
Shares Outstanding	2,996,194
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.35

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio	$36,845,731
Miscellaneous income	2,591
Expenses allocated from Portfolio	(8,380,203)
Total investment income	$28,468,119

Expenses
Distribution and service fees
Class A	$1,656,587
Class B	354,525
Class C	3,006,401
Class R	83,912
Trustees’ fees and expenses	500
Custodian fee	38,176
Transfer and dividend disbursing agent fees	908,904
Legal and accounting services	50,284
Printing and postage	113,345
Registration fees	98,715
Miscellaneous	18,889
Total expenses	$6,330,238

Net investment income	$22,137,881

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$4,815,274
Financial futures contracts	(5,080,814)
Net realized loss	$(265,540)
Change in unrealized appreciation (depreciation) —
Investments	$3,886,660
Financial futures contracts	(270,726)
Swap contracts	798,633
Net change in unrealized appreciation (depreciation)	$4,414,567

Net realized and unrealized gain	$4,149,027

Net increase in net assets from operations	$26,286,908

8	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$22,137,881	$25,633,194
Net realized loss from investment transactions and financial futures contracts	(265,540)	(10,785,335)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	4,414,567	(2,021,252)
Net increase in net assets from operations	$26,286,908	$12,826,607
Distributions to shareholders —
From net investment income
Class A	$(24,518,831)	$(23,144,852)
Class B	(1,045,792)	(1,816,654)
Class C	(8,877,733)	(9,193,359)
Class I	(4,435,625)	(2,264,140)
Class R	(579,278)	(437,846)
Tax return of capital
Class A	—	(1,002,304)
Class B	—	(78,671)
Class C	—	(398,125)
Class I	—	(98,050)
Class R	—	(18,961)
Total distributions to shareholders	$(39,457,259)	$(38,452,962)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$264,890,192	$227,007,377
Class B	2,692,950	5,713,765
Class C	74,644,821	81,085,099
Class I	135,091,469	91,310,875
Class R	14,361,635	7,958,779
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	19,762,814	19,069,407
Class B	891,113	1,267,572
Class C	6,733,975	6,516,909
Class I	3,434,165	1,896,059
Class R	502,218	407,131
Cost of shares redeemed
Class A	(219,029,843)	(314,294,073)
Class B	(8,098,521)	(19,867,627)
Class C	(77,559,441)	(136,074,306)
Class I	(117,077,271)	(39,304,326)
Class R	(5,108,579)	(6,506,429)
Net asset value of shares exchanged
Class A	6,481,032	31,673,238
Class B	(6,481,032)	(31,673,238)
Net increase (decrease) in net assets from Fund share transactions	$96,131,697	$(73,813,788)

Net increase (decrease) in net assets	$82,961,346	$(99,440,143)

Net Assets
At beginning of year	$1,073,758,456	$1,173,198,599
At end of year	$1,156,719,802	$1,073,758,456

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$2,595,849	$(641,351)

9	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$7.470	$7.630	$7.540	$7.110	$7.160

Income (Loss) From Operations
Net investment income(1)	$0.161	$0.202	$0.233	$0.267	$0.297
Net realized and unrealized gain (loss)	0.024	(0.068)	0.175	0.512	0.020

Total income from operations	$0.185	$0.134	$0.408	$0.779	$0.317

Less Distributions
From net investment income	$(0.275)	$(0.282)	$(0.303)	$(0.330)	$(0.367)
Tax return of capital	—	(0.012)	(0.015)	(0.019)	—

Total distributions	$(0.275)	$(0.294)	$(0.318)	$(0.349)	$(0.367)

Net asset value — End of year	$7.380	$7.470	$7.630	$7.540	$7.110

Total Return(2)	2.52%	1.82%	5.54%	11.11%	4.45%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$682,140	$617,723	$668,799	$472,147	$362,311
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.10%	1.14%	1.15%	1.16%	1.19%
Net investment income	2.17%	2.70%	3.08%	3.57%	4.09%
Portfolio Turnover of the Portfolio	26%	19%	22%	28%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$7.470	$7.630	$7.540	$7.110	$7.160

Income (Loss) From Operations
Net investment income(1)	$0.106	$0.148	$0.180	$0.214	$0.245
Net realized and unrealized gain (loss)	0.023	(0.070)	0.173	0.510	0.018

Total income from operations	$0.129	$0.078	$0.353	$0.724	$0.263

Less Distributions
From net investment income	$(0.219)	$(0.228)	$(0.250)	$(0.278)	$(0.313)
Tax return of capital	—	(0.010)	(0.013)	(0.016)	—

Total distributions	$(0.219)	$(0.238)	$(0.263)	$(0.294)	$(0.313)

Net asset value — End of year	$7.380	$7.470	$7.630	$7.540	$7.110

Total Return(2)	1.75%	1.06%	4.76%	10.30%	3.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,042	$41,446	$87,803	$126,123	$146,987
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.85%	1.89%	1.90%	1.91%	1.94%
Net investment income	1.42%	1.97%	2.39%	2.87%	3.37%
Portfolio Turnover of the Portfolio	26%	19%	22%	28%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$7.450	$7.610	$7.530	$7.100	$7.150

Income (Loss) From Operations
Net investment income(1)	$0.105	$0.146	$0.176	$0.209	$0.243
Net realized and unrealized gain (loss)	0.034	(0.069)	0.167	0.515	0.020

Total income from operations	$0.139	$0.077	$0.343	$0.724	$0.263

Less Distributions
From net investment income	$(0.219)	$(0.227)	$(0.250)	$(0.278)	$(0.313)
Tax return of capital	—	(0.010)	(0.013)	(0.016)	—

Total distributions	$(0.219)	$(0.237)	$(0.263)	$(0.294)	$(0.313)

Net asset value — End of year	$7.370	$7.450	$7.610	$7.530	$7.100

Total Return(2)	1.89%	1.05%	4.63%	10.31%	3.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$300,063	$299,797	$356,084	$259,975	$171,302
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.85%	1.89%	1.90%	1.91%	1.94%
Net investment income	1.42%	1.96%	2.33%	2.80%	3.35%
Portfolio Turnover of the Portfolio	26%	19%	22%	28%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$7.460	$7.620	$7.540	$7.510

Income (Loss) From Operations
Net investment income(2)	$0.179	$0.218	$0.242	$0.133
Net realized and unrealized gain (loss)	0.035	(0.066)	0.175	0.111

Total income from operations	$0.214	$0.152	$0.417	$0.244

Less Distributions
From net investment income	$(0.294)	$(0.299)	$(0.321)	$(0.202)
Tax return of capital	—	(0.013)	(0.016)	(0.012)

Total distributions	$(0.294)	$(0.312)	$(0.337)	$(0.214)

Net asset value — End of period	$7.380	$7.460	$7.620	$7.540

Total Return(3)	2.92%	2.07%	5.67%	3.29	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$122,456	$102,320	$49,617	$14,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.85%	0.89%	0.90%	0.91	%(7)
Net investment income	2.41%	2.91%	3.20%	3.06	%(7)
Portfolio Turnover of the Portfolio	26%	19%	22%	28	%(8)

(1)	For the period from commencement of operations, April 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Financial Highlights — continued

	Class R
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$7.430	$7.600	$7.510	$7.090	$7.130

Income (Loss) From Operations
Net investment income(1)	$0.142	$0.183	$0.211	$0.239	$0.276
Net realized and unrealized gain (loss)	0.033	(0.079)	0.177	0.510	0.032

Total income from operations	$0.175	$0.104	$0.388	$0.749	$0.308

Less Distributions
From net investment income	$(0.255)	$(0.263)	$(0.284)	$(0.311)	$(0.348)
Tax return of capital	—	(0.011)	(0.014)	(0.018)	—

Total distributions	$(0.255)	$(0.274)	$(0.298)	$(0.329)	$(0.348)

Net asset value — End of year	$7.350	$7.430	$7.600	$7.510	$7.090

Total Return(2)	2.39%	1.42%	5.28%	10.70%	4.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,018	$12,474	$10,895	$5,065	$827
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.35%	1.39%	1.40%	1.41%	1.44%
Net investment income	1.92%	2.45%	2.80%	3.20%	3.82%
Portfolio Turnover of the Portfolio	26%	19%	22%	28%	19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

14	See Notes to Financial Statements.

Eaton Vance

Government Obligations Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.3% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $87,728,739 and current year deferred capital losses of $21,899,905 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492), October 31, 2016 ($1,612,295), October 31, 2018 ($18,778,422) and October 31, 2019 ($19,870,983). The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Eaton Vance

Government Obligations Fund

October 31, 2012

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$39,457,259	$36,856,851
Tax return of capital	$—	$1,596,111

During the year ended October 31, 2012, accumulated net realized loss was decreased by $46,545,060, accumulated undistributed net investment income was increased by $20,556,578 and paid-in capital was decreased by $67,101,638 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,304,413
Capital loss carryforward and deferred capital losses	$(109,628,644)
Net unrealized appreciation	$63,634,071
Other temporary differences	$(708,564)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to to the timing of recognizing distributions to shareholders, wash sales, partnership allocations, futures contracts and premium amortization.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $42,957 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $152,144 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

16

Eaton Vance

Government Obligations Fund

October 31, 2012

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $1,656,587 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $265,894 and $2,254,801 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,701,000 and $97,110,000, respectively. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2012, the Fund paid or accrued to EVD $41,956 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $88,631, $751,600 and $41,956 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $114,000, $81,000 and $36,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $212,999,054 and $162,989,016, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	35,644,803	30,322,173
Issued to shareholders electing to receive payments of distributions in Fund shares	2,659,831	2,549,129
Redemptions	(29,473,280)	(42,053,256)
Exchange from Class B shares	872,359	4,234,082

Net increase (decrease)	9,703,713	(4,947,872)

17

Eaton Vance

Government Obligations Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2012	2011

Sales	361,862	761,315
Issued to shareholders electing to receive payments of distributions in Fund shares	119,921	169,460
Redemptions	(1,089,764)	(2,659,179)
Exchange to Class A shares	(872,632)	(4,232,051)

Net decrease	(1,480,613)	(5,960,455)

	Year Ended October 31,
Class C	2012	2011

Sales	10,059,377	10,822,547
Issued to shareholders electing to receive payments of distributions in Fund shares	907,719	872,738
Redemptions	(10,457,606)	(18,234,428)

Net increase (decrease)	509,490	(6,539,143)

	Year Ended October 31,
Class I	2012	2011

Sales	18,173,255	12,195,162
Issued to shareholders electing to receive payments of distributions in Fund shares	462,290	253,616
Redemptions	(15,741,913)	(5,248,911)

Net increase	2,893,632	7,199,867

	Year Ended October 31,
Class R	2012	2011

Sales	1,941,398	1,063,904
Issued to shareholders electing to receive payments of distributions in Fund shares	67,906	54,688
Redemptions	(690,872)	(875,034)

Net increase	1,318,432	243,558

18

Eaton Vance

Government Obligations Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

19

Eaton Vance

Government Obligations Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Government Obligations Portfolio

October 31, 2012

Portfolio of Investments

Mortgage Pass-Throughs — 78.9%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.90%, with maturity at 2035(1)	$9,667	$10,296,630
3.00%, with maturity at 2034(1)	2,180	2,328,754
4.50%, with maturity at 2035	11,274	12,179,621
5.00%, with various maturities to 2018	4,037	4,354,068
5.50%, with various maturities to 2032	7,262	7,788,429
6.00%, with various maturities to 2035	21,258	24,035,610
6.50%, with various maturities to 2036	56,309	65,103,629
6.87%, with maturity at 2024	142	156,233
7.00%, with various maturities to 2035	26,996	31,651,725
7.09%, with maturity at 2023	600	685,137
7.25%, with maturity at 2022	905	1,054,075
7.31%, with maturity at 2027	244	270,858
7.50%, with various maturities to 2035	23,371	28,260,976
7.63%, with maturity at 2019	291	316,198
7.75%, with maturity at 2018	18	20,268
7.78%, with maturity at 2022	136	161,183
7.85%, with maturity at 2020	218	243,866
8.00%, with various maturities to 2028	7,826	9,004,010
8.13%, with maturity at 2019	465	532,366
8.15%, with various maturities to 2021	212	248,486
8.25%, with maturity at 2017	39	43,850
8.50%, with various maturities to 2031	6,912	8,486,258
8.75%, with maturity at 2016	6	6,303
9.00%, with various maturities to 2027	4,982	5,586,361
9.25%, with maturity at 2017	39	42,789
9.50%, with various maturities to 2026	1,500	1,738,080
9.75%, with maturity at 2018	1	622
10.50%, with maturity at 2020	543	638,880
11.00%, with maturity at 2015	15	16,586

		$215,251,851

Federal National Mortgage Association:
2.319%, with various maturities to 2026(1)	$2,633	$2,728,819
2.344%, with various maturities to 2035(1)	26,956	28,332,136
2.366%, with various maturities to 2033(1)	3,526	3,683,958
2.379%, with maturity at 2022(1)	1,552	1,596,721
2.405%, with maturity at 2035(1)	1,648	1,719,227
2.417%, with maturity at 2031(1)	2,710	2,793,822
2.573%, with maturity at 2037(1)	5,263	5,553,083
2.614%, with maturity at 2040(1)	1,714	1,817,641
2.877%, with maturity at 2036(1)	1,542	1,591,472
3.286%, with maturity at 2036(1)	1,873	1,930,579
3.664%, with maturity at 2034(1)	6,577	7,178,801
3.712%, with maturity at 2021(1)	1,403	1,460,509

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
3.798%, with maturity at 2035(1)	$7,502	$8,188,715
3.835%, with maturity at 2036(1)	531	558,669
3.949%, with maturity at 2034(1)	6,222	6,791,939
4.177%, with maturity at 2036(1)	23,536	25,689,903
4.381%, with maturity at 2035(1)	7,556	8,248,198
4.758%, with maturity at 2034(1)	19,886	21,706,689
5.00%, with maturity at 2027	467	501,009
5.50%, with various maturities to 2030	20,180	21,797,197
6.00%, with various maturities to 2038	66,288	74,461,893
6.50%, with various maturities to 2036	189,454	217,874,632
6.536%, with maturity at 2025(2)	250	295,656
7.00%, with various maturities to 2036	107,593	126,821,827
7.25%, with maturity at 2023	16	16,655
7.50%, with various maturities to 2032	8,382	9,953,240
7.875%, with maturity at 2021	682	811,373
7.935%, with maturity at 2030(2)	17	19,501
8.00%, with various maturities to 2032	35,399	43,672,927
8.25%, with maturity at 2025	260	312,404
8.33%, with maturity at 2020	582	682,398
8.50%, with various maturities to 2032	6,619	8,277,725
8.566%, with maturity at 2021(2)	66	73,394
9.00%, with various maturities to 2030	789	948,195
9.50%, with various maturities to 2030	1,762	2,074,314
9.634%, with maturity at 2025(2)	25	30,234
9.645%, with maturity at 2021(2)	70	80,717
9.657%, with maturity at 2020(2)	29	31,888
9.75%, with maturity at 2019	12	14,649
9.90%, with maturity at 2021(2)	60	72,956
9.994%, with maturity at 2023(2)	47	55,689
10.10%, with maturity at 2021(2)	43	51,078
10.178%, with maturity at 2025(2)	24	27,413
10.311%, with maturity at 2025(2)	11	12,036
11.00%, with maturity at 2020	392	433,837
11.374%, with maturity at 2019(2)	38	40,083
11.876%, with maturity at 2021(2)	10	11,409
11.909%, with maturity at 2018(2)	30	32,879
12.713%, with maturity at 2015(2)	40	43,067

		$641,103,156

Government National Mortgage Association:
1.625%, with maturity at 2027(1)	$302	$314,532
2.00%, with maturity at 2026(1)	321	339,517
6.00%, with various maturities to 2033	16,287	18,876,217
6.10%, with maturity at 2033	10,609	12,725,039
6.50%, with various maturities to 2036	43,396	51,682,228
7.00%, with various maturities to 2034	28,674	34,043,219

21	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)
7.25%, with maturity at 2022	$21	$23,693
7.50%, with various maturities to 2025	5,072	5,954,564
8.00%, with various maturities to 2027	7,998	9,490,652
8.25%, with maturity at 2019	112	128,530
8.30%, with maturity at 2020	34	40,251
8.50%, with various maturities to 2018	1,098	1,233,218
9.00%, with various maturities to 2027	5,406	6,632,330
9.50%, with various maturities to 2026	3,471	4,347,802

		$145,831,792

Total Mortgage Pass-Throughs (identified cost $958,803,721)		$1,002,186,799

Collateralized Mortgage Obligations — 3.9%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$210	$222,748
Series 1822, Class Z, 6.90%, 3/15/26	1,154	1,228,697
Series 1829, Class ZB, 6.50%, 3/15/26	499	556,831
Series 1896, Class Z, 6.00%, 9/15/26	601	634,058
Series 2075, Class PH, 6.50%, 8/15/28	279	313,580
Series 2091, Class ZC, 6.00%, 11/15/28	1,104	1,210,149
Series 2102, Class Z, 6.00%, 12/15/28	269	294,158
Series 2115, Class K, 6.00%, 1/15/29	1,815	1,949,302
Series 2142, Class Z, 6.50%, 4/15/29	601	674,543
Series 2245, Class A, 8.00%, 8/15/27	7,860	9,140,761

		$16,224,827

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$258	$300,546
Series G92-44, Class ZQ, 8.00%, 7/25/22	240	263,495
Series G93-36, Class ZQ, 6.50%, 12/25/23	10,020	11,428,391
Series 1993-16, Class Z, 7.50%, 2/25/23	349	405,220
Series 1993-39, Class Z, 7.50%, 4/25/23	950	1,104,022
Series 1993-45, Class Z, 7.00%, 4/25/23	1,118	1,300,594
Series 1993-149, Class M, 7.00%, 8/25/23	408	473,451
Series 1993-178, Class PK, 6.50%, 9/25/23	830	952,524
Series 1993-250, Class Z, 7.00%, 12/25/23	165	174,506
Series 1994-40, Class Z, 6.50%, 3/25/24	833	951,339
Series 1994-42, Class K, 6.50%, 4/25/24	3,806	4,365,913
Series 1994-82, Class Z, 8.00%, 5/25/24	1,389	1,616,465
Series 1997-81, Class PD, 6.35%, 12/18/27	539	621,568
Series 2000-49, Class A, 8.00%, 3/18/27	769	921,293
Series 2001-81, Class HE, 6.50%, 1/25/32	2,053	2,337,002

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2002-1, Class G, 7.00%, 7/25/23	$538	$612,291
Series 2005-37, Class SU, 28.357%, 3/25/35(3)	3,621	5,502,507

		$33,331,127

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50% , 7/20/28	$501	$571,178

Total Collateralized Mortgage Obligations (identified cost $46,304,915)		$50,127,132

U.S. Government Agency Obligations — 10.9%

Security	Principal Amount (000’s omitted)	Value
Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,772,205
5.77%, 1/5/27	5,000	6,938,045

		$13,710,250

Federal Home Loan Bank:
4.125%, 12/13/19	$5,000	$5,939,105
4.75%, 3/10/23	4,500	5,664,051
5.365%, 9/9/24	6,445	8,567,203
5.375%, 8/15/24	14,700	19,467,592
5.625%, 6/11/21	17,000	22,246,336
5.75%, 6/12/26	2,720	3,706,114

		$65,590,401

United States Agency for International Development — Israel:
0.00%, 5/1/20	$2,200	$1,911,611
5.50%, 9/18/23	26,850	35,547,762
5.50%, 4/26/24	16,015	21,323,749

		$58,783,122

Total U.S. Government Agency Obligations (identified cost $113,802,443)		$138,083,773

U.S. Treasury Obligations — 0.7%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(4)	$6,000	$9,094,686

Total U.S. Treasury Obligations (identified cost $6,189,321)		$9,094,686

22	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Portfolio of Investments — continued

Short-Term Investments — 6.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(5)	$80,023	$80,023,322

Total Short-Term Investments (identified cost $80,023,322)		$80,023,322

Total Investments — 100.7% (identified cost $1,205,123,722)		$1,279,515,712

Other Assets, Less Liabilities — (0.7)%		$(8,505,978)

Net Assets — 100.0%		$1,271,009,734

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(2)	Weighted average fixed-rate coupon that changes/updates monthly.

(3)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial contracts.

(5)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

23	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $1,125,100,400)	$1,199,492,390
Affiliated investment, at value (identified cost, $80,023,322)	80,023,322
Interest receivable	6,037,744
Interest receivable from affiliated investment	6,353
Receivable for investments sold	213,140
Receivable for open swap contracts	877,640
Total assets	$1,286,650,589

Liabilities
Payable for investments purchased	$14,625,297
Payable for variation margin on open financial futures contracts	173,441
Payable to affiliates:
Investment adviser fee	738,606
Trustees’ fees	4,270
Accrued expenses	99,241
Total liabilities	$15,640,855
Net Assets applicable to investors’ interest in Portfolio	$1,271,009,734

Sources of Net Assets
Investors’ capital	$1,195,745,964
Net unrealized appreciation	75,263,770
Total	$1,271,009,734

24	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest	$39,737,706
Interest allocated from affiliated investment	43,268
Expenses allocated from affiliated investment	(5,626)
Total investment income	$39,775,348

Expenses
Investment adviser fee	$8,603,965
Trustees’ fees and expenses	50,863
Custodian fee	306,978
Legal and accounting services	102,785
Miscellaneous	36,675
Total expenses	$9,101,266
Deduct —
Reduction of custodian fee	$3
Total expense reductions	$3

Net expenses	$9,101,263

Net investment income	$30,674,085

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,269,670
Investment transactions allocated from affiliated investment	561
Financial futures contracts	(5,463,659)
Net realized loss	$(193,428)
Change in unrealized appreciation (depreciation) —
Investments	$4,206,957
Financial futures contracts	(287,501)
Swap contracts	877,640
Net change in unrealized appreciation (depreciation)	$4,797,096

Net realized and unrealized gain	$4,603,668

Net increase in net assets from operations	$35,277,753

25	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$30,674,085	$33,067,020
Net realized loss from investment transactions and financial futures contracts	(193,428)	(11,245,982)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, and swap contracts	4,797,096	(1,589,742)
Net increase in net assets from operations	$35,277,753	$20,231,296
Capital transactions —
Contributions	$306,019,504	$189,445,095
Withdrawals	(189,795,922)	(289,370,516)
Net increase (decrease) in net assets from capital transactions	$116,223,582	$(99,925,421)

Net increase (decrease) in net assets	$151,501,335	$(79,694,125)

Net Assets
At beginning of year	$1,119,508,399	$1,199,202,524
At end of year	$1,271,009,734	$1,119,508,399

26	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.74%	0.75%	0.76%	0.77%	0.80%
Net investment income	2.50%	3.08%	3.48%	3.97%	4.48%
Portfolio Turnover	26%	19%	22%	28%	19%

Total Return	2.89%	2.21%	5.95%	11.54%	4.85%

Net assets, end of year (000’s omitted)	$1,271,010	$1,119,508	$1,199,203	$957,281	$810,627

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Government Obligations Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Government Obligations Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund) and Eaton Vance Multi-Strategy All Market Fund held an interest of 91.3%, 5.6%, 2.2% and 0.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

28

Government Obligations Portfolio

October 31, 2012

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $8,603,965 or 0.70% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $392,081,632 and $307,251,739, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,215,814,267

Gross unrealized appreciation	$65,550,871
Gross unrealized depreciation	(1,849,426)

Net unrealized appreciation	$63,701,445

29

Government Obligations Portfolio

October 31, 2012

Notes to Financial Statements — continued

The net unrealized appreciation on swap contracts at October 31, 2012 on a federal income tax basis was $877,640.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/12	550 U.S. 5-Year Treasury Note	Short	$(68,358,984)	$(68,337,500)	$21,484
12/12	100 U.S. 10-Year Treasury Note	Short	(13,275,781)	(13,303,125)	(27,344)

					$(5,860)

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation

Deutsche Bank AG	$20,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/ June 1, 2022	$26,180
Deutsche Bank AG	20,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/ June 1, 2047	851,460

						$877,640

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures and interest rate swaps to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to changes in interest rates.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $877,640, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $877,640. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

30

Government Obligations Portfolio

October 31, 2012

Notes to Financial Statements — continued

The fair values of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2012 were as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$21,484	(1)	$(27,344	)(1)
Swap contracts	877,640	(2)	—

Total	$899,124		$(27,344)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$(5,463,659)	$(287,501)
Swap contracts	$—	$877,640

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $94,231,000 and $18,462,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

31

Government Obligations Portfolio

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$1,002,186,799	$—	$1,002,186,799
Collateralized Mortgage Obligations	—	50,127,132	—	50,127,132
U.S. Government Agency Obligations	—	138,083,773	—	138,083,773
U.S. Treasury Obligations	—	9,094,686	—	9,094,686
Short-Term Investments	—	80,023,322	—	80,023,322

Total Investments	$—	$1,279,515,712	$—	$1,279,515,712

Futures Contracts	$21,484	$—	$—	$21,484
Interest Rate Swaps	—	877,640	—	877,640

Total	$21,484	$1,280,393,352	$—	$1,280,414,836

Liability Description
Futures Contracts	$(27,344)	$—	$—	$(27,344)

Total	$(27,344)	$—	$—	$(27,344)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

32

Government Obligations Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Government Obligations Portfolio:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

33

Eaton Vance

Government Obligations Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

34

Eaton Vance

Government Obligations Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Susan Schiff 1961	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Government Obligations Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

140-12/12	GOSRC

Eaton Vance High Income Opportunities Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

High Income Opportunities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 41

Federal Tax Information	19

Management and Organization	42

Important Notices	45

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. corporate high-yield bond market generated a positive gain during the 12-month period ended October 31, 2012, as measured by the BofA Merrill Lynch U.S. High Yield Index.2 Favorable supply and demand conditions helped drive the advance. Investors who were frustrated by the ultralow yields offered by U.S. government bonds, wary of equity volatility and encouraged by improving macroeconomic developments poured money into high-yield bonds. Accommodative monetary policies from central banks around the world also bolstered investors’ appetite for riskier asset classes such as high-yield securities.

Robust demand easily offset an increase in supply of high-yield bonds. Supply was particularly heavy in early 2012 and later in the period. Refinancings, rather than new bond issuance, accounted for the bulk of the increase in supply, as issuers opportunistically replaced older, more expensive debt at lower prevailing rates and took advantage of strong demand for high-yield bonds.

Credit metrics on U.S. high-yield issuers remained solid, as default rates at the end of the period appeared to have stabilized at about half their longer-term average. Furthermore, overall leverage continued to be relatively low, and balance sheets generally were sound and liquid. Moderate economic growth appeared to be generating enough cash flow to comfortably meet debt service obligations for the most part, but subpar business activity continued to keep company managements cautious and not pursuing overly ambitious plans.

The technical conditions in the high-yield market were the primary drivers of price appreciation throughout much of the past year, largely due to the unprecedented liquidity provision policies of central banks. As a result, high-yield bond mutual fund inflows reached a fast pace by period-end, according to the Investment Company Institute, as bond investors aggressively pursued a quest for yield.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance High Income Opportunities Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 12.53%. By comparison, the Fund’s primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index), gained 13.18% during the period.

Given investors’ increasing appetite for risk and yield, CCC-rated6 bonds outperformed their BB- and B-rated counterparts. BB-rated securities were the second-best-performing ratings category in the high-yield market, followed by B-rated securities. Although the Fund benefited in relative terms from credit selection in the CCC-rated holdings, its overall underweighting in this top-performing credit tier hampered performance versus the Index during the period. The Fund’s overweight position in BBB-rated holdings was a drag on performance versus the Index as well. On the other hand, credit selection among B-rated and CC-rated holdings aided relative performance versus the Index during the period.

Credit selection in the gaming, health care, building materials and metals/mining sectors benefited the Fund’s performance relative to the Index. Overweight positions in other sectors — namely chemicals and retail — also helped bolster relative results versus the Index, as these segments outperformed the overall market. On the other hand, the Fund’s underweight positions relative to the Index in the homebuilders and financial sectors detracted from relative performance versus the Index, as these sectors outperformed. Credit selection in the telecommunication, paper and automotive sectors was also a drag on performance versus the Index, as the Fund’s holdings in these sectors trailed those in the Index.

The Fund’s duration7 of 3.28 years was lower than the Index duration of 3.83 years at period-end, which negatively impacted the Fund’s relative performance versus the Index, as yields fell during the year. An underweight position in the 10+ year duration category also was a drag on performance versus the Index.

The Fund held short-term reserves and senior secured floating-rate loans, both of which lagged the performance of the Index and thereby detracted from performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Performance2,3

Portfolio Manager Michael W. Weilheimer, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	03/11/2004	12.53%	6.67%	—	7.14%
Class A with 4.75% Maximum Sales Charge	—	7.27	5.62	—	6.54
Class B at NAV	08/19/1986	11.94	5.91	9.26%	—
Class B with 5% Maximum Sales Charge	—	6.94	5.63	9.26	—
Class C at NAV	06/08/1994	11.70	5.91	9.21	—
Class C with 1% Maximum Sales Charge	—	10.70	5.91	9.21	—
Class I at NAV	10/01/2009	13.06	—	—	12.98
BofA Merrill Lynch U.S. High Yield Index	—	13.18%	9.11%	10.95%	—
BofA Merrill Lynch U.S. High Yield Constrained Index	—	13.15	9.26	10.93	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		0.99%	1.74%	1.74%	0.74%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class C of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	03/11/2004	$18,151	$17,291
Class B	$10,000	10/31/2002	$24,262	N.A.
Class I	$250,000	10/01/2009	$364,375	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

[7]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,053.20	$4.75	0.92%
Class B	$1,000.00	$1,051.60	$8.66	1.68%
Class C	$1,000.00	$1,049.30	$8.60	1.67%
Class I	$1,000.00	$1,056.80	$3.46	0.67%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.67	0.92%
Class B	$1,000.00	$1,016.70	$8.52	1.68%
Class C	$1,000.00	$1,016.70	$8.47	1.67%
Class I	$1,000.00	$1,021.80	$3.41	0.67%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in High Income Opportunities Portfolio, at value (identified cost, $470,946,208)	$490,297,634
Receivable for Fund shares sold	200,590
Total assets	$490,498,224

Liabilities
Payable for Fund shares redeemed	$1,432,162
Distributions payable	830,810
Payable to affiliates:
Distribution and service fees	187,948
Trustees’ fees	42
Accrued expenses	129,747
Total liabilities	$2,580,709
Net Assets	$487,917,515

Sources of Net Assets
Paid-in capital	$575,574,568
Accumulated net realized loss from Portfolio	(107,676,626)
Accumulated undistributed net investment income	668,147
Net unrealized appreciation from Portfolio	19,351,426
Total	$487,917,515

Class A Shares
Net Assets	$260,870,945
Shares Outstanding	58,057,498
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.49
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.71

Class B Shares
Net Assets	$31,171,218
Shares Outstanding	6,925,824
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.50

Class C Shares
Net Assets	$124,389,891
Shares Outstanding	27,681,782
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.49

Class I Shares
Net Assets	$71,485,461
Shares Outstanding	15,891,189
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from Portfolio	$36,310,379
Dividends allocated from Portfolio (net of foreign taxes, $10,087)	462,684
Expenses allocated from Portfolio	(2,722,100)
Total investment income from Portfolio	$34,050,963

Expenses
Distribution and service fees
Class A	$621,316
Class B	359,521
Class C	1,223,439
Trustees’ fees and expenses	500
Custodian fee	38,149
Transfer and dividend disbursing agent fees	370,580
Legal and accounting services	28,575
Printing and postage	62,938
Registration fees	60,182
Miscellaneous	14,943
Total expenses	$2,780,143

Net investment income	$31,270,820

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$88,033
Swap contracts	(15,963)
Net realized gain	$72,070
Change in unrealized appreciation (depreciation) —
Investments	$24,547,844
Swap contracts	718,123
Net change in unrealized appreciation (depreciation)	$25,265,967

Net realized and unrealized gain	$25,338,037

Net increase in net assets from operations	$56,608,857

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$31,270,820	$34,996,777
Net realized gain (loss) from investment transactions, securities sold short and swap contracts	72,070	(20,068,531)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	25,265,967	11,323,039
Net increase in net assets from operations	$56,608,857	$26,251,285
Distributions to shareholders —
From net investment income
Class A	$(17,518,977)	$(19,463,539)
Class B	(2,274,715)	(3,427,871)
Class C	(7,719,945)	(8,807,118)
Class I	(5,338,766)	(5,176,910)
Total distributions to shareholders	$(32,852,403)	$(36,875,438)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$39,619,688	$31,008,217
Class B	1,751,750	6,334,162
Class C	15,947,416	19,582,302
Class I	16,339,257	32,545,106
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,314,776	12,585,386
Class B	1,780,478	2,030,003
Class C	5,297,845	4,880,818
Class I	1,064,608	634,836
Cost of shares redeemed
Class A	(50,986,784)	(78,054,425)
Class B	(6,751,065)	(10,005,394)
Class C	(23,983,977)	(25,761,310)
Class I	(23,144,333)	(16,930,195)
Net asset value of shares exchanged
Class A	8,242,374	13,763,905
Class B	(8,242,374)	(13,763,905)
Redemption fees	—	11,566
Net decrease in net assets from Fund share transactions	$(9,750,341)	$(21,138,928)

Net increase (decrease) in net assets	$14,006,113	$(31,763,081)

Net Assets
At beginning of year	$473,911,402	$505,674,483
At end of year	$487,917,515	$473,911,402

Accumulated undistributed net investment income included in net assets
At end of year	$668,147	$843,056

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$4.280	$4.370	$4.020	$3.310	$5.130

Income (Loss) From Operations
Net investment income(1)	$0.293	$0.320	$0.346	$0.365	$0.419
Net realized and unrealized gain (loss)	0.224	(0.074)	0.385	0.763	(1.823)

Total income (loss) from operations	$0.517	$0.246	$0.731	$1.128	$(1.404)

Less Distributions
From net investment income	$(0.307)	$(0.336)	$(0.381)	$(0.418)	$(0.416)
Tax return of capital	—	—	—	—	(0.000	)(2)

Total distributions	$(0.307)	$(0.336)	$(0.381)	$(0.418)	$(0.416)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000	(2)

Net asset value — End of year	$4.490	$4.280	$4.370	$4.020	$3.310

Total Return(3)	12.53%	5.73%	19.05%	37.83%	(29.26)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$260,871	$238,331	$264,259	$238,485	$161,603
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.94%	0.99%	1.04%	1.27%	1.11%
Net investment income	6.72%	7.32%	8.30%	10.93%	9.06%
Portfolio Turnover of the Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$4.280	$4.380	$4.030	$3.300	$5.120

Income (Loss) From Operations
Net investment income(1)	$0.262	$0.289	$0.316	$0.345	$0.383
Net realized and unrealized gain (loss)	0.233	(0.085)	0.385	0.773	(1.826)

Total income (loss) from operations	$0.495	$0.204	$0.701	$1.118	$(1.443)

Less Distributions
From net investment income	$(0.275)	$(0.304)	$(0.351)	$(0.388)	$(0.377)
Tax return of capital	—	—	—	—	(0.000	)(2)

Total distributions	$(0.275)	$(0.304)	$(0.351)	$(0.388)	$(0.377)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000	(2)

Net asset value — End of year	$4.500	$4.280	$4.380	$4.030	$3.300

Total Return(3)	11.94%	4.71%	18.17%	37.31%	(29.93)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,171	$40,913	$57,156	$72,245	$89,480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.69%	1.74%	1.79%	2.02%	1.86%
Net investment income	6.01%	6.58%	7.58%	10.56%	8.23%
Portfolio Turnover of the Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$4.280	$4.370	$4.020	$3.300	$5.110

Income (Loss) From Operations
Net investment income(1)	$0.261	$0.287	$0.315	$0.341	$0.383
Net realized and unrealized gain (loss)	0.224	(0.073)	0.386	0.767	(1.816)

Total income (loss) from operations	$0.485	$0.214	$0.701	$1.108	$(1.433)

Less Distributions
From net investment income	$(0.275)	$(0.304)	$(0.351)	$(0.388)	$(0.377)
Tax return of capital	—	—	—	—	(0.000	)(2)

Total distributions	$(0.275)	$(0.304)	$(0.351)	$(0.388)	$(0.377)

Redemption fees(1)	$—	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000	(2)

Net asset value — End of year	$4.490	$4.280	$4.370	$4.020	$3.300

Total Return(3)	11.70%	4.96%	18.21%	36.97%	(29.79)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,390	$121,128	$125,403	$115,927	$89,841
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.69%	1.74%	1.79%	2.02%	1.86%
Net investment income	5.97%	6.56%	7.55%	10.26%	8.28%
Portfolio Turnover of the Portfolio	76%	78%	79%	72%	48%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$4.280	$4.380	$4.020	$3.980

Income (Loss) From Operations
Net investment income(2)	$0.304	$0.331	$0.353	$0.019
Net realized and unrealized gain (loss)	0.234	(0.083)	0.398	0.057

Total income from operations	$0.538	$0.248	$0.751	$0.076

Less Distributions
From net investment income	$(0.318)	$(0.348)	$(0.391)	$(0.036)

Total distributions	$(0.318)	$(0.348)	$(0.391)	$(0.036)

Redemption fees(2)	$—	$0.000 (3)	$0.000 (3)	$—

Net asset value — End of period	$4.500	$4.280	$4.380	$4.020

Total Return(4)	13.06%	5.76%	19.60%	1.92	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,485	$73,540	$58,856	$1,099
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.69%	0.74%	0.79%	1.02	%(8)
Net investment income	6.98%	7.55%	8.43%	11.17	%(8)
Portfolio Turnover of the Portfolio	76%	78%	79%	72	%(9)

(1)	For the period from the start of business, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Notes to Financial Statements

1   Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (51.8% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $93,299,806 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($32,861,134), October 31, 2017 ($42,283,452) and October 31, 2019 ($18,155,220). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $306,790 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

14

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$32,852,403	$36,875,438

During the year ended October 31, 2012, accumulated undistributed net investment income was increased by $1,406,674 and accumulated net realized loss was increased by $1,406,674 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, investments in partnerships, paydown gain (loss) and defaulted bond interest. These reclassifications had no effect on the net assets or net assets value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,318,325
Capital loss carryforward	$(93,299,806)
Net unrealized appreciation	$4,155,238
Other temporary differences	$(830,810)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, the timing of recognizing distributions to shareholders, defaulted bond interest and partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $23,944 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $79,901 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

15

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $621,316 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $269,641 and $917,579 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $25,319,000 and $55,301,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $89,880 and $305,860 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $1,000, $49,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $23,262,115 and $69,212,131, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	9,082,559	7,071,920
Issued to shareholders electing to receive payments of distributions in Fund shares	3,046,077	2,876,910
Redemptions	(11,675,224)	(17,782,503)
Exchange from Class B shares	1,888,923	3,134,854

Net increase (decrease)	2,342,335	(4,698,819)

16

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2012	2011

Sales	406,148	1,449,362
Issued to shareholders electing to receive payments of distributions in Fund shares	407,510	463,285
Redemptions	(1,550,820)	(2,281,816)
Exchange to Class A shares	(1,885,762)	(3,128,458)

Net decrease	(2,622,924)	(3,497,627)

	Year Ended October 31,
Class C	2012	2011

Sales	3,665,647	4,443,358
Issued to shareholders electing to receive payments of distributions in Fund shares	1,212,546	1,116,773
Redemptions	(5,510,279)	(5,911,865)

Net decrease	(632,086)	(351,734)

	Year Ended October 31,
Class I	2012	2011

Sales	3,766,084	7,428,164
Issued to shareholders electing to receive payments of distributions in Fund shares	242,897	145,854
Redemptions	(5,293,124)	(3,836,757)

Net increase (decrease)	(1,284,143)	3,737,261

For the year ended October 31, 2011, the Fund received $11,566 in redemption fees.

At October 31, 2012, pooled income funds (established and maintained by a public charity) managed by EVM owned 10% of the value of the outstanding shares of the Fund.

17

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (“the Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2012

18

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments

Corporate Bonds & Notes — 84.1%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 0.4%
Alliant Techsystems, Inc., Sr. Sub. Notes, 6.875%, 9/15/20	$690	$759,000
Huntington Ingalls Industries, Inc., Sr. Notes, 6.875%, 3/15/18	770	835,450
Huntington Ingalls Industries, Inc., Sr. Notes, 7.125%, 3/15/21	80	86,400
TransDigm, Inc., Sr. Sub. Notes, 7.75%, 12/15/18	2,230	2,469,725

		$4,150,575

Automotive & Auto Parts — 2.3%
Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(1)	$1,132	$1,228,220
American Axle & Manufacturing, Inc., Sr. Notes, 9.25%, 1/15/17(1)	3,072	3,452,160
Chrysler Group, LLC, 8.25%, 6/15/21	1,815	1,948,856
Continental Rubber of America Corp., Sr. Notes, 4.50%, 9/15/19(1)	2,920	2,990,080
Ford Motor Credit Co., LLC, Sr. Notes, 8.125%, 1/15/20	1,380	1,757,887
Ford Motor Credit Co., LLC, Sr. Notes, 12.00%, 5/15/15	1,305	1,618,200
General Motors Financial Co., Inc., Sr. Notes, 4.75%, 8/15/17(1)	1,575	1,613,581
General Motors Financial Co., Inc., Sr. Notes, 6.75%, 6/1/18	1,375	1,525,538
Meritor, Inc., Sr. Notes, 10.625%, 3/15/18	1,005	1,018,819
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes, 10.625%, 9/1/17(1)	2,706	2,952,922
Visteon Corp., Sr. Notes, 6.75%, 4/15/19	1,345	1,390,394

		$21,496,657

Banks and Thrifts — 1.7%
Ally Financial, Inc., Sr. Notes, 0.00%, 6/15/15	$1,710	$1,547,550
Ally Financial, Inc., Sr. Notes, 2.618%, 12/1/14(2)	720	711,891
Ally Financial, Inc., Sr. Notes, 4.625%, 6/26/15	3,610	3,752,386
Ally Financial, Inc., Sr. Notes, 5.50%, 2/15/17	1,200	1,270,583
Ally Financial, Inc., Sr. Notes, 6.25%, 12/1/17	4,075	4,488,865
Ally Financial, Inc., Sr. Notes, 8.00%, 11/1/31	3,955	4,726,225

		$16,497,500

Broadcasting — 0.4%
AMC Networks, Inc., Sr. Notes, 7.75%, 7/15/21	$1,100	$1,251,250
Crown Media Holdings, Inc., Sr. Notes, 10.50%, 7/15/19	945	1,070,213
Starz, LLC/Starz Finance Corp., Sr. Notes, 5.00%, 9/15/19(1)	1,475	1,515,562

		$3,837,025

Security	Principal Amount (000’s omitted)	Value

Building Materials — 1.1%
HD Supply, Inc., Sr. Notes, 8.125%, 4/15/19(1)	$815	$898,538
Interface, Inc., Sr. Notes, 7.625%, 12/1/18	1,265	1,374,106
Isabelle Acquisition Sub, Inc., Sr. Notes, 10.00%, 11/15/18(1)(3)	2,930	3,168,063
Nortek, Inc., Sr. Notes, 8.50%, 4/15/21(1)	2,240	2,408,000
Nortek, Inc., Sr. Notes, 8.50%, 4/15/21	765	826,200
Nortek, Inc., Sr. Notes, 10.00%, 12/1/18	1,815	2,021,456

		$10,696,363

Cable / Satellite TV — 2.3%
Cablevision Systems Corp., Sr. Notes, 7.75%, 4/15/18	$790	$881,838
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 5.25%, 9/30/22	4,185	4,226,850
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 7.00%, 1/15/19	420	453,600
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 7.875%, 4/30/18	1,180	1,280,300
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.125%, 4/30/20	125	141,250
Cequel Communications Escrow I, LLC/Cequel Communications Escrow Capital Corp., Sr. Notes, 6.375%, 9/15/20(1)	1,735	1,765,362
CSC Holdings, LLC, Sr. Notes, 6.75%, 11/15/21(1)	7,520	8,403,600
UPCB Finance V, Ltd., Sr. Notes, 7.25%, 11/15/21(1)	170	187,850
UPCB Finance VI, Ltd., Sr. Notes, 6.875%, 1/15/22(1)	1,875	2,015,625
Virgin Media Finance PLC, Sr. Notes, 4.875%, 2/15/22	1,935	1,964,025

		$21,320,300

Capital Goods — 1.2%
American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,031	$1,046,465
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(1)	2,890	3,121,200
Belden, Inc., Sr. Sub. Notes, 5.50%, 9/1/22(1)	1,050	1,073,625
CNH Capital, LLC, Sr. Notes, 6.25%, 11/1/16(1)	1,910	2,072,350
General Cable Corp., Sr. Notes, 5.75%, 10/1/22(1)	1,695	1,733,137
Manitowoc Co., Inc. (The), Sr. Notes, 5.875%, 10/15/22	1,455	1,462,275
SPL Logistics Escrow, LLC/SPL Logistics Finance Corp., Sr. Notes, 8.875%, 8/1/20(1)	1,015	1,083,513

		$11,592,565

Chemicals — 3.0%
Ashland, Inc., Sr. Notes, 4.75%, 8/15/22(1)	$745	$763,625
Celanese US Holdings, LLC, Sr. Notes, 5.875%, 6/15/21	960	1,070,400
Celanese US Holdings, LLC, Sr. Notes, 6.625%, 10/15/18	805	881,475
Chemtura Corp., Sr. Notes, 7.875%, 9/1/18	1,855	1,952,388
Ineos Finance PLC, Sr. Notes, 8.375%, 2/15/19(1)	3,690	3,888,337

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Chemicals (continued)
Kraton Polymers, LLC, Sr. Notes, 6.75%, 3/1/19	$905	$936,675
LyondellBasell Industries N.V., Sr. Notes, 5.00%, 4/15/19	4,740	5,154,750
LyondellBasell Industries N.V., Sr. Notes, 5.75%, 4/15/24	4,125	4,795,312
NOVA Chemicals Corp., Sr. Notes, 8.375%, 11/1/16	1,610	1,781,063
PolyOne Corp., Sr. Notes, 7.375%, 9/15/20	535	579,138
Polypore International, Inc., Sr. Notes, 7.50%, 11/15/17	660	716,100
Rockwood Specialties Group, Inc., Sr. Notes, 4.625%, 10/15/20	2,825	2,920,344
Taminco Global Chemical Corp., Sr. Sub. Notes, 9.75%, 3/31/20(1)	515	561,350
Tronox Finance, LLC, Sr. Notes, 6.375%, 8/15/20(1)	2,345	2,347,931

		$28,348,888

Consumer Products — 1.4%
Libbey Glass, Inc., Sr. Notes, 6.875%, 5/15/20(1)	$765	$818,550
Mead Products, LLC/ACCO Brands Corp., Sr. Notes, 6.75%, 4/30/20(1)	2,745	2,817,056
Radio Systems Corp., Sr. Notes, 8.375%, 11/1/19(1)	1,365	1,395,713
Revlon Consumer Products Corp., 9.75%, 11/15/15	3,560	3,769,150
Scotts Miracle-Gro Co. (The), Sr. Notes, 7.25%, 1/15/18	550	596,063
Serta Simmons Holdings, LLC, Sr. Notes, 8.125%, 10/1/20(1)	1,750	1,774,062
Spectrum Brands, Inc., Sr. Notes, 9.50%, 6/15/18(1)	1,015	1,152,025
Wolverine World Wide, Inc., Sr. Notes, 6.125%, 10/15/20(1)	900	941,625

		$13,264,244

Containers — 1.8%
Ball Corp., Sr. Notes, 5.00%, 3/15/22	$1,165	$1,234,900
BOE Merger Corp., Sr. Notes, 9.50%, 11/1/17(1)(3)	1,400	1,403,500
BWAY Holding Co., Sr. Notes, 10.00%, 6/15/18	550	613,250
Reynolds Group Holdings, Inc., Sr. Notes, 6.875%, 2/15/21	3,905	4,168,587
Reynolds Group Holdings, Inc., Sr. Notes, 7.125%, 4/15/19	2,290	2,450,300
Reynolds Group Holdings, Inc., Sr. Notes, 7.875%, 8/15/19	1,145	1,248,050
Reynolds Group Holdings, Inc., Sr. Notes, 9.00%, 4/15/19	815	829,263
Reynolds Group Holdings, Inc., Sr. Notes, 9.875%, 8/15/19	1,850	1,947,125
Sealed Air Corp., Sr. Notes, 8.375%, 9/15/21(1)	2,595	2,867,475

		$16,762,450

Security	Principal Amount (000’s omitted)	Value

Diversified Financial Services — 2.6%
Alliance Data Systems Corp., Sr. Notes, 6.375%, 4/1/20(1)	$1,155	$1,231,519
AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/17/16(1)	2,105	2,252,179
CIT Group, Inc., Sr. Notes, 5.00%, 8/15/22	455	473,298
CIT Group, Inc., Sr. Notes, 5.25%, 3/15/18	605	645,838
CIT Group, Inc., Sr. Notes, 5.375%, 5/15/20	230	246,675
CIT Group, Inc., Sr. Notes, 5.50%, 2/15/19(1)	1,020	1,092,675
E*TRADE Financial Corp., Sr. Notes, 12.50%, 11/30/17	3,740	4,254,250
International Lease Finance Corp., Sr. Notes, 6.25%, 5/15/19	1,735	1,877,367
International Lease Finance Corp., Sr. Notes, 8.25%, 12/15/20	1,565	1,848,656
International Lease Finance Corp., Sr. Notes, 8.625%, 1/15/22	1,815	2,202,956
International Lease Finance Corp., Sr. Notes, 8.75%, 3/15/17	1,230	1,442,360
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., Sr. Notes, 5.625%, 3/15/20(1)	4,090	4,314,950
Nuveen Investments, Inc., Sr. Notes, 9.50%, 10/15/20(1)	2,855	2,890,687

		$24,773,410

Diversified Media — 3.1%
Catalina Marketing Corp., Sr. Notes, 10.50%, 10/1/15(1)(3)	$4,135	$4,186,687
Catalina Marketing Corp., Sr. Sub. Notes, 11.625%, 10/1/17(1)	3,090	3,012,750
Clear Channel Worldwide Holdings, Inc., Sr. Notes, 9.25%, 12/15/17	1,515	1,628,625
Clear Channel Worldwide Holdings, Inc., Series A, Sr. Sub. Notes, 7.625%, 3/15/20	445	421,638
LBI Media, Inc., Sr. Notes, 9.25%, 4/15/19(1)	1,860	1,776,300
LBI Media, Inc., Sr. Notes, 11.00%, 10/15/13	1,080	297,000
Logo Merger Sub Corp., Sr. Notes, 8.375%, 10/15/20(1)	1,845	1,881,900
MDC Partners, Inc., Sr. Notes, 11.00%, 11/1/16	2,755	3,016,725
National CineMedia, LLC, Sr. Notes, 6.00%, 4/15/22(1)	1,215	1,287,900
Nielsen Finance, LLC, Sr. Notes, 4.50%, 10/1/20(1)	2,825	2,825,000
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	78	88,140
WMG Acquisition Corp., Sr. Notes, 6.00%, 1/15/21(1)	1,140	1,148,550
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	2,990	3,307,687
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	600	662,250
WMG Acquisition Corp., Sr. Notes, 11.50%, 10/1/18	3,710	4,201,575

		$29,742,727

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Energy — 13.0%
AmeriGas Finance LLC/AmeriGas Finance Corp., Sr. Notes, 6.75%, 5/20/20	$2,405	$2,597,400
AmeriGas Finance LLC/AmeriGas Finance Corp., Sr. Notes, 7.00%, 5/20/22	3,005	3,279,206
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Notes, 6.25%, 8/20/19	1,260	1,329,300
Atwood Oceanics, Inc., Sr. Notes, 6.50%, 2/1/20	1,205	1,301,400
Berry Petroleum Co., Sr. Notes, 6.375%, 9/15/22	3,185	3,336,287
Bristow Group, Inc., Sr. Notes, 6.25%, 10/15/22	1,775	1,863,750
Calfrac Holdings, LP, Sr. Notes, 7.50%, 12/1/20(1)	825	820,875
Chesapeake Energy Corp., Sr. Notes, 6.125%, 2/15/21	1,455	1,480,463
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc., Sr. Notes, 6.625%, 11/15/19(1)	1,025	981,438
Concho Resources, Inc., Sr. Notes, 5.50%, 4/1/23	1,765	1,857,662
Concho Resources, Inc., Sr. Notes, 6.50%, 1/15/22	1,340	1,477,350
Concho Resources, Inc., Sr. Notes, 7.00%, 1/15/21	1,585	1,767,275
Continental Resources, Inc., Sr. Notes, 5.00%, 9/15/22(1)	6,160	6,506,500
Continental Resources, Inc., Sr. Notes, 5.00%, 9/15/22	1,940	2,051,550
Continental Resources, Inc., Sr. Notes, 7.125%, 4/1/21	670	757,100
CVR Refining, LLC/Coffeyville Finance, Inc., Sr. Notes, 6.50%, 11/1/22(1)	2,775	2,726,437
Denbury Resources, Inc., Sr. Sub. Notes, 8.25%, 2/15/20	1,639	1,864,362
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	3,050	3,263,500
EP Energy, LLC/EP Energy Finance, Inc., Sr. Notes, 6.875%, 5/1/19(1)	3,950	4,285,750
EP Energy, LLC/EP Energy Finance, Inc., Sr. Notes, 9.375%, 5/1/20(1)	2,880	3,196,800
EP Energy, LLC/Everest Acquisition Finance, Inc., Sr. Notes, 7.75%, 9/1/22(1)	795	826,800
EPL Oil & Gas, Inc., Sr. Notes, 8.25%, 2/15/18(1)	1,690	1,681,550
Forest Oil Corp., Sr. Notes, 7.50%, 9/15/20(1)	2,255	2,311,375
Frontier Oil Corp., Sr. Notes, 6.875%, 11/15/18	530	567,100
FTS International Services, LLC/FTS International Bonds, Inc., Sr. Notes, 8.125%, 11/15/18(1)	2,908	3,053,400
Halcon Resources Corp., Sr. Notes, 8.875%, 5/15/21(1)	1,125	1,143,281
Halcon Resources Corp., Sr. Notes, 9.75%, 7/15/20(1)	2,155	2,284,300
Harvest Operations Corp., Sr. Notes, 6.875%, 10/1/17	800	880,000
Holly Corp., Sr. Notes, 9.875%, 6/15/17	1,710	1,872,450
Holly Energy Partners LP/Holly Energy Finance Corp., Sr. Notes, 6.50%, 3/1/20(1)	575	606,625
Kodiak Oil & Gas Corp., Sr. Notes, 8.125%, 12/1/19(1)	3,420	3,744,900
Laredo Petroleum, Inc., Sr. Notes, 7.375%, 5/1/22	2,030	2,222,850
MEG Energy Corp., Sr. Notes, 6.375%, 1/30/23(1)	2,190	2,354,250
Newfield Exploration Co., Sr. Notes, 5.625%, 7/1/24	2,585	2,765,950
Oasis Petroleum, Inc., Sr. Notes, 6.50%, 11/1/21	890	945,625
Oasis Petroleum, Inc., Sr. Notes, 6.875%, 1/15/23	2,920	3,109,800

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Offshore Group Investment, Ltd., Sr. Notes, 7.50%, 11/1/19(1)	$2,240	$2,217,600
OGX Austria GmbH, Sr. Notes, 8.50%, 6/1/18(1)	1,785	1,566,338
Oil States International, Inc., Sr. Notes, 6.50%, 6/1/19	1,665	1,777,388
PBF Holding Co., LLC/PBF Finance Corp., Sr. Notes, 8.25%, 2/15/20(1)	115	121,325
PetroBakken Energy, Ltd., Sr. Notes, 8.625%, 2/1/20(1)	1,640	1,681,000
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,717,148
Plains Exploration & Production Co., Sr. Notes, 6.875%, 2/15/23	4,495	4,495,000
Precision Drilling Corp., Sr. Notes, 6.50%, 12/15/21	2,210	2,348,125
Precision Drilling Corp., Sr. Notes, 6.625%, 11/15/20	1,000	1,075,000
QEP Resources, Inc., Sr. Notes, 5.25%, 5/1/23	1,685	1,765,038
Range Resources Corp., Sr. Sub. Notes, 6.75%, 8/1/20	1,580	1,749,850
Rosetta Resources, Inc., Sr. Notes, 9.50%, 4/15/18	1,015	1,125,381
Sabine Pass LNG, LP, Sr. Notes, 6.50%, 11/1/20(1)	2,260	2,313,675
Seadrill, Ltd., Sr. Notes, 5.625%, 9/15/17(1)	5,920	5,949,600
SESI, LLC, Sr. Notes, 6.375%, 5/1/19	3,445	3,703,375
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	350	350,655
SM Energy Co., Sr. Notes, 6.50%, 1/1/23	1,685	1,769,250
Tesoro Corp., Sr. Notes, 5.375%, 10/1/22	2,255	2,362,112
Venoco, Inc., Sr. Notes, 8.875%, 2/15/19	3,745	3,314,325
Venoco, Inc., Sr. Notes, 11.50%, 10/1/17	540	548,100
WPX Energy, Inc., Sr. Notes, 5.25%, 1/15/17	715	766,838
WPX Energy, Inc., Sr. Notes, 6.00%, 1/15/22	3,160	3,397,000

		$123,228,784

Entertainment / Film — 0.5%
Cinemark USA, Inc., Sr. Sub. Notes, 7.375%, 6/15/21	$695	$769,713
NAI Entertainment Holdings, LLC, Sr. Notes, 8.25%, 12/15/17(1)	743	830,302
Regal Cinemas Corp., Sr. Notes, 8.625%, 7/15/19	545	602,225
Regal Entertainment Group, Sr. Notes, 9.125%, 8/15/18	2,190	2,441,850

		$4,644,090

Environmental — 0.5%
ADS Waste Holdings, Inc., Sr. Notes, 8.25%, 10/1/20(1)	$1,145	$1,187,937
Casella Waste Systems, Inc., Sr. Sub. Notes, 7.75%, 2/15/19	195	192,075
Clean Harbors, Inc., Sr. Notes, 5.25%, 8/1/20(1)	1,085	1,117,550
Covanta Holding Corp., Sr. Notes, 6.375%, 10/1/22	1,970	2,152,761

		$4,650,323

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Food / Beverage / Tobacco — 2.0%
Alphabet Holding Co., Inc., Sr. Notes, 7.75%, 11/1/17(1)(3)	$2,810	$2,841,612
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes, 15.00%, 5/15/17(1)(3)	2,157	1,754,166
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes, 10.75%, 5/15/16(1)	4,800	4,908,000
Constellation Brands, Inc., Sr. Notes, 4.625%, 3/1/23	1,580	1,617,525
Constellation Brands, Inc., Sr. Notes, 6.00%, 5/1/22	1,445	1,647,300
Innovation Ventures LLC/Innovation Ventures Finance Corp., Sr. Notes, 9.50%, 8/15/19(1)	1,130	1,086,213
Michael Foods Group, Inc., Sr. Notes, 9.75%, 7/15/18	2,695	3,011,662
Smithfield Foods, Inc., Sr. Notes, 6.625%, 8/15/22	2,155	2,262,750

		$19,129,228

Gaming — 4.8%
Boyd Acquisition Sub, LLC/Boyd Acquisition Finance Corp., Sr. Notes, 8.375%, 2/15/18(1)	$1,065	$1,094,288
Buffalo Thunder Development Authority, Sr. Notes, 9.375%, 12/15/14(1)(4)	5,755	2,071,800
Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	1,080	788,400
Caesars Entertainment Operating Co., Inc., Sr. Notes, 5.375%, 12/15/13	550	528,688
Caesars Entertainment Operating Co., Inc., Sr. Notes, 5.625%, 6/1/15	7,170	5,951,100
Caesars Entertainment Operating Co., Inc., Sr. Notes, 8.50%, 2/15/20(1)	3,695	3,639,575
Caesars Entertainment Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17	2,375	2,582,812
Inn of the Mountain Gods Resort & Casino, Sr. Notes, 8.75%, 11/30/20(1)	679	666,269
Mandalay Resort Group, Sr. Sub. Notes, 7.625%, 7/15/13	855	882,788
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18	2,100	2,404,500
MGM Resorts International, Sr. Notes, 5.875%, 2/27/14	2,110	2,194,400
MGM Resorts International, Sr. Notes, 7.75%, 3/15/22	2,820	2,929,275
MGM Resorts International, Sr. Notes, 9.00%, 3/15/20	680	761,600
MGM Resorts International, Sr. Notes, 10.375%, 5/15/14	1,305	1,473,019
MGM Resorts International, Sr. Notes, 11.125%, 11/15/17	1,350	1,495,125
Mohegan Tribal Gaming Authority, 10.50%, 12/15/16(1)	2,019	1,923,097
Mohegan Tribal Gaming Authority, 11.50%, 11/1/17(1)	1,620	1,737,450
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.00%, 9/15/18(1)	3,130	2,351,412
Peninsula Gaming, LLC, 8.375%, 8/15/15	1,195	1,253,256
Peninsula Gaming, LLC, Sr. Notes, 10.75%, 8/15/17	2,880	3,258,000
SugarHouse HSP Gaming Property, LP/SugarHouse HSP Gaming Finance Corp., 8.625%, 4/15/16(1)	745	801,806

Security	Principal Amount (000’s omitted)	Value

Gaming (continued)
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(1)	$3,605	$3,298,575
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(1)(5)	3,140	1,701,655

		$45,788,890

Health Care — 9.6%
Accellent, Inc., Sr. Notes, 8.375%, 2/1/17	$3,345	$3,436,987
Air Medical Group Holdings, Inc., Sr. Notes, 9.25%, 11/1/18	1,530	1,656,225
Alere, Inc., Sr. Notes, 7.875%, 2/1/16	1,290	1,351,275
American Renal Holdings, Sr. Notes, 8.375%, 5/15/18	550	584,375
Bausch & Lomb, Inc., Sr. Notes, 9.875%, 11/1/15	1,730	1,781,900
Biomet, Inc., Sr. Notes, 6.50%, 8/1/20(1)	2,485	2,575,081
CDRT Holding Corp., Sr. Notes, 9.25%, 10/1/17(1)(3)	1,755	1,693,575
Community Health Systems, Inc., Sr. Notes, 5.125%, 8/15/18	2,605	2,709,200
Community Health Systems, Inc., Sr. Notes, 7.125%, 7/15/20	2,685	2,842,744
ConvaTec Healthcare E SA, Sr. Notes, 10.50%, 12/15/18(1)	3,420	3,727,800
DaVita HealthCare Partners, Inc., Sr. Notes, 5.75%, 8/15/22	4,640	4,872,000
DJO Finance, LLC/DJO Finance Corp., Sr. Notes, 8.75%, 3/15/18(1)	1,445	1,549,763
Elan Finance PLC/Elan Finance Corp., Sr. Notes, 6.25%, 10/15/19(1)	1,685	1,710,275
Emergency Medical Services Corp., Sr. Notes, 8.125%, 6/1/19	1,300	1,384,500
Endo Pharmaceuticals Holdings, Inc., Sr. Notes, 7.00%, 7/15/19	1,305	1,415,925
Endo Pharmaceuticals Holdings, Inc., Sr. Notes, 7.00%, 12/15/20	1,200	1,296,000
Endo Pharmaceuticals Holdings, Inc., Sr. Notes, 7.25%, 1/15/22	555	602,175
Fresenius Medical Care US Finance II, Inc., Sr. Notes, 5.625%, 7/31/19(1)	1,510	1,596,825
Fresenius Medical Care US Finance II, Inc., Sr. Notes, 5.875%, 1/31/22(1)	1,260	1,346,625
HCA, Inc., 9.875%, 2/15/17	1,427	1,534,025
HCA, Inc., Sr. Notes, 5.875%, 5/1/23	1,130	1,144,125
HCA, Inc., Sr. Notes, 7.50%, 2/15/22	1,530	1,717,425
Hologic, Inc., Sr. Notes, 6.25%, 8/1/20(1)	5,415	5,766,975
IMS Health, Inc., Sr. Notes, 6.00%, 11/1/20(1)	1,710	1,744,200
INC Research, LLC., Sr. Notes, 11.50%, 7/15/19(1)	1,145	1,156,450
Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18(1)	3,630	3,884,100
Kinetic Concepts, Inc./KCI USA, Inc., Sr. Notes, 12.50%, 11/1/19(1)	1,765	1,703,225

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Health Care (continued)
Multiplan, Inc., Sr. Notes, 9.875%, 9/1/18(1)	$2,800	$3,094,000
Patheon, Inc., Sr. Notes, 8.625%, 4/15/17(1)	1,190	1,282,225
Pharmaceutical Product Development, Inc., Sr. Notes, 9.50%, 12/1/19(1)	4,700	5,275,750
Physio-Control International, Inc., Sr. Notes, 9.875%, 1/15/19(1)	1,510	1,661,000
Polymer Group, Inc., Sr. Notes, 7.75%, 2/1/19	1,870	2,010,250
PSS World Medical, Inc., Sr. Notes, 6.375%, 3/1/22	1,290	1,546,388
ResCare, Inc., Sr. Notes, 10.75%, 1/15/19	2,375	2,660,000
Rural/Metro Corp., Sr. Notes, 10.125%, 7/15/19(1)	570	537,225
Stewart Enterprises, Inc., Sr. Notes, 6.50%, 4/15/19	545	587,919
STHI Holding Corp., 8.00%, 3/15/18(1)	1,395	1,499,625
Teleflex, Inc., Sr. Sub. Notes, 6.875%, 6/1/19	545	588,600
United Surgical Partners International, Inc., Sr. Notes, 9.00%, 4/1/20	1,775	1,952,500
Valeant Pharmaceuticals International, Sr. Notes, 6.375%, 10/15/20(1)	2,300	2,426,500
VPI Escrow Corp., Sr. Notes, 6.375%, 10/15/20(1)	2,875	3,040,312
VWR Funding, Inc., Sr. Notes, 7.25%, 9/15/17(1)	3,140	3,210,650
Warner Chilcott Co., LLC, Sr. Notes, 7.75%, 9/15/18	2,225	2,358,500

		$90,515,219

Homebuilders / Real Estate — 1.0%
CB Richard Ellis Service, Inc., Sr. Notes, 6.625%, 10/15/20	$2,625	$2,861,250
CB Richard Ellis Service, Inc., Sr. Notes, 11.625%, 6/15/17	5,470	6,112,725

		$8,973,975

Insurance — 0.4%
Alliant Holdings I, Inc., Sr. Notes, 11.00%, 5/1/15(1)	$1,500	$1,554,000
Hub International, Ltd., Sr. Notes, 8.125%, 10/15/18(1)	1,540	1,590,050
USI Holdings Corp., Sr. Notes, 4.185%, 11/15/14(1)(2)	785	765,375

		$3,909,425

Leisure — 1.4%
NCL Corp., Ltd., Sr. Notes, 9.50%, 11/15/18	$1,735	$1,925,850
NCL Corp., Ltd., Sr. Notes, 11.75%, 11/15/16	2,615	3,007,250
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	535	607,225
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	1,355	1,515,906
Royal Caribbean Cruises, Sr. Notes, 11.875%, 7/15/15	575	707,250
Seven Seas Cruises, S. DE R.L., Sr. Notes, 9.125%, 5/15/19	3,180	3,319,125
Vail Resorts, Inc., Sr. Sub. Notes, 6.50%, 5/1/19	700	763,000
Viking Cruises, Ltd., Sr. Notes, 8.50%, 10/15/22(1)	1,370	1,421,375

		$13,266,981

Security	Principal Amount (000’s omitted)	Value

Metals / Mining — 3.3%
CONSOL Energy, Inc., Sr. Notes, 8.00%, 4/1/17	$1,630	$1,735,950
FMG Resources (August 2006) Pty, Ltd., Sr. Notes, 7.00%, 11/1/15(1)	4,030	4,090,450
IAMGOLD Corp., Sr. Notes, 6.75%, 10/1/20(1)	2,870	2,870,000
Molycorp, Inc., Sr. Notes, 10.00%, 6/1/20(1)	2,265	2,191,387
New Gold, Inc., Sr. Notes, 7.00%, 4/15/20(1)	905	963,825
Novelis, Inc., Sr. Notes, 8.375%, 12/15/17	1,025	1,119,813
Novelis, Inc., Sr. Notes, 8.75%, 12/15/20	2,645	2,929,337
Peabody Energy Corp., Sr. Notes, 6.00%, 11/15/18	4,420	4,607,850
Peabody Energy Corp., Sr. Notes, 6.25%, 11/15/21	1,790	1,857,125
Penn Virginia Resource Partners, LP/Penn Virginia Resource Finance Corp. II, Sr. Notes, 8.375%, 6/1/20(1)	1,085	1,144,675
Quadra FNX Mining, Ltd., Sr. Notes, 7.75%, 6/15/19(1)	3,720	3,859,500
Rain CII Carbon, LLC, Sr. Notes, 8.00%, 12/1/18(1)	2,435	2,495,875
SunCoke Energy, Inc., Sr. Notes, 7.625%, 8/1/19	1,315	1,351,163

		$31,216,950

Paper — 0.8%
Boise Cascade, LLC/Boise Cascade Finance Corp., Sr. Notes, 6.375%, 11/1/20(1)	$340	$345,950
Boise Paper Holdings, LLC/Boise Co-Issuer Co., Sr. Notes, 8.00%, 4/1/20	545	599,500
Boise Paper Holdings, LLC/Boise Finance Co., Sr. Notes, 9.00%, 11/1/17	2,200	2,431,000
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	2,300	2,979,689
Smurfit Kappa Acquisitions, Sr. Notes, 4.875%, 9/15/18(1)	1,255	1,259,706

		$7,615,845

Railroad — 0.1%
Kansas City Southern Mexico, Sr. Notes, 6.125%, 6/15/21	$755	$847,488

		$847,488

Restaurants — 0.6%
NPC International, Inc., Sr. Notes, 10.50%, 1/15/20	$3,030	$3,495,862
Ruby Tuesday, Inc., Sr. Notes, 7.625%, 5/15/20(1)	2,310	2,203,163

		$5,699,025

Services — 5.5%
Aramark Holdings Corp., Sr. Notes, 8.625%, 5/1/16(1)(3)	$930	$953,259
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., Sr. Notes, 8.25%, 1/15/19	520	570,050

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Services (continued)
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., Sr. Notes, 9.75%, 3/15/20	$2,550	$2,916,562
Carlson Wagonlit BV, Sr. Notes, 6.875%, 6/15/19(1)	2,235	2,346,750
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	4,475	3,512,875
HDTFS, Inc., Sr. Notes, 6.25%, 10/15/22(1)	1,130	1,151,188
Hertz Corp., Sr. Notes, 7.50%, 10/15/18	20	21,800
Laureate Education, Inc., Sr. Notes, 9.25%, 9/1/19(1)	13,780	13,642,200
Laureate Education, Inc., Sr. Sub Notes, 12.75%, 8/15/17(1)	5,130	5,437,800
RSC Equipment Rental, Inc./RSC Holdings III, LLC, Sr. Notes, 8.25%, 2/1/21	200	222,000
RSC Equipment Rental, Inc./RSC Holdings III, LLC, Sr. Notes, 10.25%, 11/15/19	1,330	1,542,800
ServiceMaster Co., Sr. Notes, 7.00%, 8/15/20(1)	2,345	2,380,175
ServiceMaster Co., Sr. Notes, 8.00%, 2/15/20	1,185	1,250,175
Sitel, LLC/Sitel Finance Corp., Sr. Notes, 11.50%, 4/1/18	830	597,600
TransUnion Holding Co., Inc., Sr. Notes, 8.125%, 6/15/18(1)(3)	2,335	2,358,350
TransUnion Holding Co., Inc., Sr. Notes, 9.625%, 6/15/18	3,710	3,941,875
TransUnion LLC/TransUnion Financing Corp., Sr. Notes, 11.375%, 6/15/18	3,775	4,397,875
UR Merger Sub Corp., Sr. Notes, 7.375%, 5/15/20(1)	4,060	4,410,175

		$51,653,509

Steel — 0.2%
JMC Steel Group, Inc., Sr. Notes, 8.25%, 3/15/18(1)	$1,880	$1,917,600

		$1,917,600

Super Retail — 5.2%
Claire’s Stores, Inc., Sr. Notes, 9.00%, 3/15/19(1)	$1,530	$1,604,587
Dollar General Corp., Sr. Notes, 4.125%, 7/15/17	760	798,000
Dufry Finance SCA, Sr. Notes, 5.50%, 10/15/20(1)	1,770	1,809,825
Express, LLC/Express Finance Corp., Sr. Notes, 8.75%, 3/1/18	6,260	6,807,750
Limited Brands, Inc., Sr. Notes, 5.625%, 2/15/22	3,885	4,210,369
Limited Brands, Inc., Sr. Notes, 6.625%, 4/1/21	5,170	5,939,037
Limited Brands, Inc., Sr. Notes, 8.50%, 6/15/19	3,620	4,402,825
Michaels Stores, Inc., Sr. Notes, 7.75%, 11/1/18(1)	1,130	1,218,988
Michaels Stores, Inc., Sr. Notes, 7.75%, 11/1/18	2,525	2,723,844
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16	1,175	1,229,344
Pantry, Inc., Sr. Notes, 8.375%, 8/1/20(1)	1,615	1,687,675
Party City Holdings, Inc., Sr. Notes, 8.875%, 8/1/20(1)	2,705	2,887,587
Petco Animal Supplies, Inc., Sr. Notes, 9.25%, 12/1/18(1)	3,945	4,374,019
Petco Holdings, Inc., Sr. Notes, 8.50%, 10/15/17(1)(3)	4,590	4,630,162
Sally Holdings, LLC/Sally Capital, Inc., Sr. Notes, 5.75%, 6/1/22	4,745	5,094,944

		$49,418,956

Security	Principal Amount (000’s omitted)	Value

Technology — 3.4%
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15	$3,050	$2,729,750
Avaya, Inc., Sr. Notes, 10.125%, 11/1/15	3,485	3,110,362
Brocade Communications Systems, Inc., Sr. Notes, 6.625%, 1/15/18	680	708,900
Brocade Communications Systems, Inc., Sr. Notes, 6.875%, 1/15/20	855	929,813
CommScope, Inc., Sr. Notes, 8.25%, 1/15/19(1)	1,310	1,418,075
First Data Corp., Sr. Notes, 7.375%, 6/15/19(1)	2,930	3,047,200
First Data Corp., Sr. Notes, 10.55%, 9/24/15	2,217	2,283,062
Infor US, Inc., Sr. Notes, 9.375%, 4/1/19	2,720	3,019,200
Lender Processing Services, Inc., Sr. Notes, 5.75%, 4/15/23	1,690	1,795,625
NCR Corp., Sr. Notes, 5.00%, 7/15/22(1)	1,355	1,390,569
Nuance Communications, Inc., Sr. Notes, 5.375%, 8/15/20(1)	2,600	2,665,000
Seagate HDD Cayman, Sr. Notes, 7.00%, 11/1/21	3,435	3,606,750
SSI Investments II, Ltd./SSI Co-Issuer, LLC, Sr. Notes, 11.125%, 6/1/18	5,265	5,929,706

		$32,634,012

Telecommunications — 6.5%
American Tower Corp., Sr. Notes, 5.05%, 9/1/20	$2,080	$2,339,276
Crown Castle International Corp., Sr. Notes, 5.25%, 1/15/23(1)	2,250	2,337,188
Digicel Group, Ltd., Sr. Notes, 10.50%, 4/15/18(1)	1,210	1,349,150
Digicel, Ltd., Sr. Notes, 8.25%, 9/1/17(1)	3,255	3,531,675
Digicel, Ltd., Sr. Notes, 12.00%, 4/1/14(1)	1,940	2,153,400
Equinix, Inc., Sr. Notes, 7.00%, 7/15/21	1,335	1,486,856
Hughes Satellite Systems Corp., Sr. Notes, 6.50%, 6/15/19	3,430	3,687,250
Intelsat Jackson Holdings, Ltd., Sr. Notes, 7.25%, 10/15/20(1)	2,210	2,353,650
Intelsat Luxembourg SA, Sr. Notes, 11.50%, 2/4/17(3)	5,601	5,915,825
iPCS, Inc., 3.695%, 5/1/14(2)(3)	1,010	1,010,000
Nextel Communications, Inc., Sr. Notes, 5.95%, 3/15/14	3,820	3,834,325
Nextel Communications, Inc., Sr. Notes, 7.375%, 8/1/15	1,511	1,516,666
SBA Communications Corp., Sr. Notes, 5.625%, 10/1/19(1)	2,260	2,305,200
SBA Telecommunications, Inc., Sr. Notes, 5.75%, 7/15/20(1)	1,915	1,998,781
SBA Telecommunications, Inc., Sr. Notes, 8.25%, 8/15/19	497	557,883
Sprint Capital Corp., Sr. Notes, 8.75%, 3/15/32	1,255	1,487,175
Sprint Nextel Corp., Sr. Notes, 7.00%, 8/15/20	3,255	3,584,569
Sprint Nextel Corp., Sr. Notes, 9.00%, 11/15/18(1)	6,995	8,656,312
Sprint Nextel Corp., Sr. Notes, 9.125%, 3/1/17	1,140	1,345,200

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications (continued)
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	$4,060	$4,526,900
Wind Acquisition Finance SA, Sr. Notes, 12.25%, 7/15/17(1)(3)	3,103	2,540,859
Windstream Corp., Sr. Notes, 7.75%, 10/1/21	2,445	2,655,881

		$61,174,021

Textiles / Apparel — 0.4%
Phillips-Van Heusen Corp., Sr. Notes, 7.75%, 11/15/23	$3,385	$3,918,598

		$3,918,598

Transportation Ex Air / Rail — 0.5%
CEVA Group PLC, Sr. Notes, 8.375%, 12/1/17(1)	$2,215	$2,154,088
CEVA Group PLC, Sr. Notes, 11.625%, 10/1/16(1)	2,065	2,126,950

		$4,281,038

Utilities — 3.1%
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Notes, 8.00%, 6/1/16(1)	$3,315	$3,555,337
Calpine Corp., Sr. Notes, 7.50%, 2/15/21(1)	6,183	6,754,927
DPL, Inc., Sr. Notes, 6.50%, 10/15/16	1,910	2,081,900
DPL, Inc., Sr. Notes, 7.25%, 10/15/21	5,250	5,945,625
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	3,255	1,651,913
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc., Sr. Notes, 6.875%, 8/15/17(1)	745	758,038
NRG Energy, Inc., Sr. Notes, 7.875%, 5/15/21	2,090	2,299,000
NRG Energy, Inc., Sr. Notes, 8.25%, 9/1/20	3,315	3,671,362
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	397,750
Texas Competitive Electric Holdings Co., LLC, Sr. Notes, 11.50%, 10/1/20(1)	3,665	2,638,800

		$29,754,652

Total Corporate Bonds & Notes (identified cost $763,379,507)		$796,721,313

Senior Floating-Rate Interests — 7.5%(6)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.2%
Chrysler Group LLC, Term Loan, 6.00%, Maturing 5/24/17	$1,679	$1,719,782

		$1,719,782

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cable / Satellite TV — 0.1%
WideOpenWest Finance LLC, Term Loan, 6.25%, Maturing 7/17/18	$698	$705,787

		$705,787

Chemicals — 0.6%
Ineos US Finance LLC, Term Loan, 5.50%, Maturing 5/4/15	$1,990	$2,022,337
Ineos US Finance LLC, Term Loan, 6.50%, Maturing 5/4/18	2,289	2,323,773
PetroLogistics LP, Term Loan, 7.00%, Maturing 3/23/17	1,443	1,482,426

		$5,828,536

Consumer Products — 0.4%
Revlon Consumer Products Corp., Term Loan, 4.75%, Maturing 11/17/17	$3,798	$3,811,441

		$3,811,441

Diversified Financial Services — 0.3%
Nuveen Investments, Inc., Term Loan - Second Lien, 8.25%, Maturing 2/28/19	$2,400	$2,425,999

		$2,425,999

Energy — 0.4%
Chesapeake Energy Corp., Term Loan, 8.50%, Maturing 12/1/17	$1,622	$1,627,565
Everest Acquisition, LLC, Term Loan, 5.00%, Maturing 5/24/18	2,000	2,018,126

		$3,645,691

Environmental — 0.4%
ADS Waste Holdings, Term Loan, 5.25%, Maturing 9/11/19	$3,700	$3,738,928

		$3,738,928

Food / Beverage / Tobacco — 0.3%
Del Monte Foods Co., Term Loan, 4.50%, Maturing 3/8/18	$3,260	$3,259,781

		$3,259,781

Gaming — 0.4%
Peninsula Gaming, LLC, Term Loan, Maturing 8/3/17(7)	$4,000	$4,055,000

		$4,055,000

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care — 0.7%
Hologic, Inc., Term Loan, 4.50%, Maturing 8/1/19	$1,995	$2,020,145
Quintiles Transnational Corp., Term Loan, 7.50%, Maturing 2/22/17	4,400	4,455,000

		$6,475,145

Metals / Mining — 0.9%
FMG America Finance, Inc., Term Loan, 5.25%, Maturing 10/18/17	$8,600	$8,578,500

		$8,578,500

Services — 0.5%
AlixPartners, LLP, Term Loan - Second Lien, 10.75%, Maturing 12/27/19	$2,700	$2,733,750
Education Management LLC, Term Loan, 4.38%, Maturing 6/1/16	1,981	1,670,163

		$4,403,913

Super Retail — 0.7%
BJ’s Wholesale Club, Inc., Term Loan, 5.75%, Maturing 9/26/19	$1,900	$1,922,760
BJ’s Wholesale Club, Inc., Term Loan - Second Lien, 9.75%, Maturing 3/26/20	900	920,925
Party City Holdings, Inc., Term Loan, 5.75%, Maturing 7/26/19	4,200	4,245,675

		$7,089,360

Technology — 0.0%(8)
First Data Corp., Term Loan, 2.96%, Maturing 9/24/14	$71	$70,933

		$70,933

Telecommunications — 1.0%
Asurion LLC, Term Loan, 4.75%, Maturing 7/18/17	$1,200	$1,207,500
Asurion LLC, Term Loan, 5.50%, Maturing 5/24/18	2,000	2,016,750
Asurion LLC, Term Loan - Second Lien, 9.00%, Maturing 5/24/19	1,025	1,062,438
Lonestar Intermediate Super Holdings, LLC, Term Loan, 11.00%, Maturing 9/2/19	5,000	5,337,500

		$9,624,188

Transportation Ex Air / Rail — 0.2%
CEVA Group PLC, Term Loan, 5.31%, Maturing 8/31/16	$523	$502,005
CEVA Group PLC, Term Loan, 5.31%, Maturing 8/31/16	1,170	1,123,545
CEVA Group PLC, Term Loan, 5.36%, Maturing 8/31/16	590	566,314

		$2,191,864

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities — 0.4%
Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.75%, Maturing 10/10/14	$5,240	$3,540,465

		$3,540,465

Total Senior Floating-Rate Interests (identified cost $71,062,585)		$71,165,313

Convertible Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.3%
Ford Motor Co., 4.25%, 11/15/16	$2,180	$3,219,587

		$3,219,587

Services — 0.0%(8)
Mood Media Corp., 10.00%, 10/31/15(5)(9)	$37	$38,332

		$38,332

Total Convertible Bonds (identified cost $3,771,613)		$3,257,919

Common Stocks — 1.9%

Security	Shares	Value

Building Materials — 0.6%
Panolam Holdings Co.(5)(9)(10)	3,117	$5,502,066

		$5,502,066

Chemicals — 0.6%
LyondellBasell Industries NV, Class A	100,000	$5,339,000

		$5,339,000

Consumer Products — 0.0%(8)
HF Holdings, Inc.(5)(9)(10)	13,600	$158,576

		$158,576

Energy — 0.1%
SemGroup Corp.(10)	16,378	$632,846

		$632,846

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Gaming — 0.3%
Greektown Superholdings, Inc.(10)	892	$45,492
Las Vegas Sands Corp.	54,500	2,530,980

		$2,576,472

Super Retail — 0.3%
GNC Holdings, Inc., Class A	57,157	$2,210,261
Sally Beauty Holdings, Inc.(10)	50,000	1,204,000

		$3,414,261

Total Common Stocks (identified cost $11,064,669)		$17,623,221

Convertible Preferred Stocks — 0.1%

Security	Shares	Value

Energy — 0.1%
Chesapeake Energy Corp., 4.50%	10,851	$933,620

		$933,620

Total Convertible Preferred Stocks (identified cost $1,085,100)		$933,620

Preferred Stocks — 0.4%

Security	Shares	Value

Banks and Thrifts — 0.4%
GMAC Capital Trust I, 8.125% to 2/15/16(11)	129,800	$3,392,972

		$3,392,972

Total Preferred Stocks (identified cost $3,273,233)		$3,392,972

Miscellaneous — 0.0%(8)

Security	Shares	Value

Cable / Satellite TV — 0.0%(8)
Adelphia, Inc., Escrow Certificate(10)	3,555,000	$31,106
Adelphia, Inc., Escrow Certificate(10)	7,585,000	66,369
Adelphia Recovery Trust(5)(10)	10,758,837	0

		$97,475

Security	Shares	Value

Energy — 0.0%(8)
SemGroup Corp., Escrow Certificate(10)	6,330,000	$284,850

		$284,850

Gaming — 0.0%(8)
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17(9)(10)	5,410	$36,518

		$36,518

Health Care — 0.0%(8)
US Oncology, Inc., Escrow Certificate(10)	705,000	$17,625

		$17,625

Total Miscellaneous (identified cost $9,891,232)		$436,468

Warrants — 1.4%

Security	Shares	Value

Energy — 0.0%(8)
SemGroup Corp., Expires 11/30/14(10)	17,240	$259,548

		$259,548

Food / Beverage / Tobacco — 0.0%(8)
ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18	1,610	$48,300

		$48,300

Gaming — 1.4%
Peninsula Gaming, LLC, Convertible Preferred Membership Interests(5)(9)(10)	25,351	$8,872,920
PGP Investors, LLC, Membership Interests(5)(9)(10)	11,429	4,000,000

		$12,872,920

Publishing / Printing — 0.0%
Reader’s Digest Association, Inc. (The), Expires 2/14/19(5)(9)(10)	17,588	$0

		$0

Total Warrants (identified cost $4,000,172)		$13,180,768

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Portfolio of Investments — continued

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(12)	$16,680	$16,680,162

Total Short-Term Investments (identified cost $16,680,162)		$16,680,162

Total Investments — 97.5% (identified cost $884,208,273)		$923,391,756

Other Assets, Less Liabilities — 2.5%		$23,926,419

Net Assets — 100.0%		$947,318,175

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $357,484,311 or 37.7% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Currently the issuer is in default with respect to interest payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(6)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(7)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(8)	Amount is less than 0.05%.

(9)	Restricted security (see Note 5).

(10)	Non-income producing security.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.
(12)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $867,528,111)	$906,711,594
Affiliated investment, at value (identified cost, $16,680,162)	16,680,162
Cash	209,325
Restricted cash*	252,988
Interest receivable	16,626,173
Interest receivable from affiliated investment	2,944
Receivable for investments sold	26,430,108
Receivable for open swap contracts	947,678
Premium paid on open swap contracts	303,299
Miscellaneous receivable	222,285
Total assets	$968,386,556

Liabilities
Payable for investments purchased	$20,342,945
Payable for open swap contracts	30,697
Premium received on open swap contracts	174,613
Payable to affiliates:
Investment adviser fee	400,045
Trustees’ fees	3,015
Accrued expenses	117,066
Total liabilities	$21,068,381
Net Assets applicable to investors’ interest in Portfolio	$947,318,175

Sources of Net Assets
Investors’ capital	$907,217,711
Net unrealized appreciation	40,100,464
Total	$947,318,175

*	Represents restricted cash on deposit at the custodian for open swap contracts.

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income	$66,971,990
Dividends (net of foreign taxes, $18,582)	850,628
Interest allocated from affiliated investment	43,914
Expenses allocated from affiliated investment	(5,973)
Total investment income	$67,860,559

Expenses
Investment adviser fee	$4,597,545
Trustees’ fees and expenses	36,104
Custodian fee	264,582
Legal and accounting services	96,321
Miscellaneous	28,048
Total expenses	$5,022,600
Deduct —
Reduction of custodian fee	$284
Total expense reductions	$284

Net expenses	$5,022,316

Net investment income	$62,838,243

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,932,166
Investment transactions allocated from affiliated investment	599
Swap contracts	(57,900)
Net realized gain	$6,874,865
Change in unrealized appreciation (depreciation) —
Investments	$39,057,381
Swap contracts	1,346,663
Net change in unrealized appreciation (depreciation)	$40,404,044

Net realized and unrealized gain	$47,278,909

Net increase in net assets from operations	$110,117,152

31	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$62,838,243	$68,383,991
Net realized gain (loss) from investment transactions, securities sold short and swap contracts	6,874,865	(16,354,565)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	40,404,044	(1,758,985)
Net increase in net assets from operations	$110,117,152	$50,270,441
Capital transactions —
Contributions	$97,628,296	$185,626,627
Withdrawals	(127,424,451)	(221,059,169)
Net decrease in net assets from capital transactions	$(29,796,155)	$(35,432,542)

Net increase in net assets	$80,320,997	$14,837,899

Net Assets
At beginning of year	$866,997,178	$852,159,279
At end of year	$947,318,175	$866,997,178

32	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.56%	0.60%	0.64%	0.79%	0.70%
Net investment income	7.06%	7.67%	8.65%	11.34%	9.38%
Portfolio Turnover	76%	78%	79%	72%	48%

Total Return	13.20%	5.90%	19.52%	38.97%	(29.08)%

Net assets, end of year (000’s omitted)	$947,318	$866,997	$852,159	$710,856	$480,061

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

33	See Notes to Financial Statements.

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 51.8%, 19.1%, 22.8% and 3.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

34

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Note 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any interest, which accrues during the period of

35

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $4,597,545 or 0.52% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $700,575,280 and $645,354,977, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$887,522,227

Gross unrealized appreciation	$62,388,349
Gross unrealized depreciation	(26,518,820)

Net unrealized appreciation	$35,869,529

5  Restricted Securities

At October 31, 2012, the Portfolio owned the following securities (representing 2.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Principal Amount/ Shares	Cost	Value

Convertible Bonds
Mood Media Corp.	7/30/12	$37,000	$0	$38,332

Total Convertible Bonds			$0	$38,332

Common Stocks
HF Holdings, Inc.	10/27/09	13,600	$730,450	$158,576
Panolam Holdings Co.	12/30/09	3,117	1,712,791	5,502,066

Total Common Stocks			$2,443,241	$5,660,642

36

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

Description	Date of Acquisition	Principal Amount/ Shares	Cost	Value

Miscellaneous
BLB Worldwide Holdings, Inc., Contingent Value Rights, Expires 11/5/17	11/22/10	5,410	$94,675	$36,518

Total Miscellaneous			$94,675	$36,518

Warrants
Peninsula Gaming, LLC, Convertible Preferred Membership Interests	7/8/99	25,351	$0	$8,872,920
PGP Investors, LLC, Membership Interests	10/23/12	11,429	4,000,000	4,000,000
Reader’s Digest Association, Inc. (The), Expires 2/14/19	4/26/10	17,588	0	0

Total Warrants			$4,000,000	$12,872,920

Total Restricted Securities			$6,537,916	$18,608,412

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Credit Default Swaps — Sell Protection
Counterparty	Reference Entity	Credit Rating*	Notional Amount** (000’s omitted)	Receive Annual Fixed Rate		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Bank of America NA	Amkor Technology, Inc.	Ba3/BB	$1,150	5.00	%(1)	6/20/15	$34,932	$26,897	$61,829
Barclays Bank PLC	Amkor Technology, Inc.	Ba3/BB	2,000	5.00	(1)	6/20/15	60,751	72,685	133,436
Citibank NA	Meritor, Inc.	B3/B-	1,745	5.00	(1)	6/20/15	(90,218)	61,974	(28,244)
Credit Suisse International	Ford Motor Co.	Baa3/BB+	1,000	5.00	(1)	12/20/16	125,703	(1,667)	124,036
Deutsche Bank	Ford Motor Co.	Baa3/BB+	1,100	5.00	(1)	9/20/16	134,019	(37,648)	96,371
Deutsche Bank	Ford Motor Co.	Baa3/BB+	1,100	5.00	(1)	9/20/16	134,019	(67,379)	66,640
Deutsche Bank	Ford Motor Co.	Baa3/BB+	2,100	5.00	(1)	12/20/16	263,976	(87,893)	176,083
Goldman Sachs International	Ford Motor Co.	Baa3/BB+	1,100	5.00	(1)	9/20/16	134,019	(43,602)	90,417
Goldman Sachs International	Ford Motor Co.	Baa3/BB+	2,100	5.00	(1)	12/20/16	263,976	(65,110)	198,866
JPMorgan Chase Bank NA	Meritor, Inc.	B3/B-	300	5.00	(1)	6/20/15	(15,510)	13,057	(2,453)

Total			$13,695				$1,045,667	$(128,686)	$916,981

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $13,695,000.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

37

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2012, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $30,697.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $947,678, with the highest amount from any one counterparty being $339,094. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Credit default swap contracts	$1,151,395	(1)	$(105,728	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Premium paid/received on open swap contracts.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Premium paid/received on open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Credit default swap contracts	$(57,900	)(1)	$1,346,663	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $33,582,000.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

8  Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

38

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$795,019,658	$1,701,655	$796,721,313
Senior Floating-Rate Interests	—	71,165,313	—	71,165,313
Convertible Bonds	—	3,219,587	38,332	3,257,919
Common Stocks	11,917,087	45,492	5,660,642	17,623,221
Convertible Preferred Stocks	933,620	—	—	933,620
Preferred Stocks	3,392,972	—	—	3,392,972
Miscellaneous	—	436,468	0	436,468
Warrants	—	307,848	12,872,920	13,180,768
Short-Term Investments	—	16,680,162	—	16,680,162

Total Investments	$16,243,679	$886,874,528	$20,273,549	$923,391,756
Credit Default Swaps	$—	$1,151,395	$—	$1,151,395

Total	$16,243,679	$888,025,923	$20,273,549	$924,543,151

Liability Description
Credit Default Swaps	$—	$(105,728)	$—	$(105,728)

Total	$—	$(105,728)	$—	$(105,728)

39

High Income Opportunities Portfolio

October 31, 2012

Notes to Financial Statements — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Corporate Bonds & Notes	Investments in Convertible Bonds	Investments in Common Stocks	Investments in Miscellaneous	Investments in Warrants	Total

Balance as of October 31, 2011	$2,176,783	$—	$9,929,384	$182,028	$2,307,466	$14,595,661
Realized gains (losses)	(5,194,283)	—	8,779,712	(93,725)	—	3,491,704
Change in net unrealized appreciation (depreciation)*	5,356,152	38,332	(3,025,207)	(152,856)	6,565,454	8,781,875
Cost of purchases(1)	—	0	—	—	4,000,000	4,000,000
Proceeds from sales(1)	(641,446)	—	(10,023,247)	—	—	(10,664,693)
Accrued discount (premium)	4,449	—	—	—	—	4,449
Transfers to Level 3**	—	—	—	64,553	—	64,553
Transfers from Level 3**	—	—	—	—	—	—

Balance as of October 31, 2012	$1,701,655	$38,332	$5,660,642	$0	$12,872,920	$20,273,549

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2012*	$(108,335)	$38,332	$2,932,367	$(64,553)	$6,565,454	$9,363,265

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period. Transfers from Level 2 to Level 3 were due to a reduction in the availability of significant observable inputs in determining the fair value of these investments.

(1)	Cost of purchases may include securities received in corporate actions; proceeds from sales may include securities delivered in corporate actions.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurements of the Portfolio’s Level 3 securities are outlined below:

Asset	($ in thousands)	Valuation Technique	Unobservable Inputs	Range (Weighted Average)

Corporate Bonds & Notes	1,702	Discounted cash flow	Yield	15% – 25% (20%)
			Probability of default	50% – 100% (100%)
			Loss severity	10% – 50% (20%)
Convertible Bonds	38	Market comparable bond pricing model	Spread	1% – 3% (2%)
			Discount for lack of marketability	10% – 25% (15%)
Common Stocks	5,661	Market comparable companies	EBITDA multiple	3.8 – 12.2 (7.8)
			Discount for lack of marketability	10% – 25% (15%)
Warrants	12,873	Consensus pricing	Share tender offered quote	$350
			Discount for lack of marketability	0% – 10% (0%)

EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization

For the unobservable inputs listed in the table above, a significant increase in the loss severity or discount for lack of marketability, or a decrease in the tender price offered could result in a decrease to the fair value measurement. A significant increase in EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

40

High Income Opportunities Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of High Income Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (“the Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2012

41

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

42

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael W. Weilheimer 1961	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

43

Eaton Vance

High Income Opportunities Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

44

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

446-12/12 HISRC

Eaton Vance Diversified Currency Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Diversified Currency Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 36

Federal Tax Information	18

Management and Organization	37

Important Notices	40

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ending October 31, 2012 was a year dominated by central bank easing. The most aggressive action took place in developed-market countries that are burdened with debt. The European Central Bank (ECB) offered low-interest, three-year loans to banks, as the region’s debt crisis made it difficult for banks to fund their operations in the public markets. The ECB also cut its main interest rate three times, to a record low of 0.75%, and unveiled a plan to buy bonds of troubled eurozone governments. With their key policy rates already near zero, the U.S. Federal Reserve (the Fed), Bank of Japan and Bank of England relied on quantitative easing to try to reduce longer-term borrowing costs and spur economic growth. In addition, the Fed continued with “Operation Twist,” a stimulus program that was set to expire in June 2012 but that was extended through the end of 2012.

In the United States, gross domestic product (GDP) growth slid from an annual rate of 4.1% in the fourth quarter of 2011 to 2.7% or less in each of the next three quarters. Growth in Germany and Japan also decelerated, Spain and Italy entered recession, and France appeared to be heading in that direction. Latin American and emerging Asian economies grew faster than their developed-market counterparts. However, their growth rates slowed, causing central banks in Brazil, China and other countries in these regions to reduce interest rates.

The world’s bond markets generally posted positive returns during the fiscal year. Higher-risk securities delivered some of the strongest gains, as investors chased yield in the low-rate environment. For example, local bond prices appreciated throughout much of the emerging world. In the foreign exchange markets, most Latin American and Asian currencies strengthened versus the U.S. dollar, and most Central and Eastern European currencies strengthened versus the euro. On a total return basis, the Mexican peso and Philippine peso did especially well versus the U.S. dollar, while the Polish zloty was a standout performer versus the euro.

Fund Performance

For the fiscal year ending October, 31, 2012, Eaton Vance Diversified Currency Income Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 3.71%. By comparison, the Fund’s primary benchmark, the Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index (the Index),2 lost 0.45% during the period.

The Fund’s investments, which are mainly long positions in foreign currencies, produced positive returns in all regions of the world. Gains in Central and Eastern Europe were driven by appreciation of the Georgian lari relative to the U.S. dollar. In the Republic of Georgia, real GDP growth has been about 6% since 2004, unemployment and inflation have fallen, and foreign direct investment flows have been strong. In Western Europe, the Fund benefited from exposure to the Swedish kronor and Norwegian krone, which strengthened versus the dollar. In addition, the Fund’s strategy of cross-hedging the dollar versus the euro generated incremental positive returns on these positions.

The top contributors in Africa and Asia were the Nigerian naira and Philippine peso. Nigeria’s government bills had strong yields, and the country saw increased capital flows based on its ability to export oil. Furthermore, its debt was added to key benchmark indexes in the latter part of the fiscal year. Economic growth in the Philippines was better than expected, and the country’s budget deficit narrowed. In Latin America, exposure to the Mexican peso and Colombian peso were particularly helpful. The economic data coming out of Mexico was strong, and the country had peaceful elections in July 2012. Colombia’s investor-friendly policies attracted capital flows throughout the fiscal year.

On the minus side, long positions in the Indian rupee, Indonesian rupiah and Moroccan dirham detracted from performance versus the Index. The Indian rupee declined versus the dollar due to rising inflation, stagnating economic growth and, until recently, policies that discouraged foreign direct investment in India. Indonesia’s central bank intervened to weaken the rupiah after the currency started to appreciate. The dirham was impacted by concerns that Morocco would be pulled into the turmoil brought on by the Arab awakening in North Africa.

The Fund had some exposure to commodities during the fiscal year, namely long positions in platinum and gold. These positions had minimal impact on performance versus the Index, as returns for both precious metals were essentially flat.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Performance2,3

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Inception Date		One Year	Five Years	Since Inception
Class A at NAV	06/27/2007		3.71%	5.58%	7.11%
Class A with 4.75% Maximum Sales Charge	—		–1.18	4.56	6.14
Class C at NAV	03/01/2011		2.97	—	2.28
Class C with 1% Maximum Sales Charge	—		1.99	—	2.28
Class I at NAV	03/01/2011		4.04	—	3.48
Barclays Capital Global Ex-USD Benchmark Currency (Trade-Weighted) Index	06/27/2007		–0.45%	1.26%	2.14%
J.P. Morgan GBI-Global ex U.S. 1–3 Year Index	06/27/2007	[2]	–1.80	4.83	6.19

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.92%	2.62%	1.62%
Net			1.10	1.80	0.80

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	03/01/2011	$10,385	N.A.
Class I	$250,000	03/01/2011	$264,725	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Fund Profile5

Foreign Currency Exposure (% of net assets)[6]

India	4.5%	Uruguay	2.6%
Nigeria	4.5	Canada	2.5
Norway	4.4	Platinum	2.3
Serbia	4.2	Guatemala	1.8
Sri Lanka	4.1	Hong Kong	1.8
Malaysia	4.1	Croatia	1.6
South Korea	3.8	Indonesia	1.4
Philippines	3.8	Ghana	1.0
China	3.7	Bosnia and Herzegovina	1.0
Gold	3.7	Mauritius	1.0
Georgia	3.7	Russia	1.0
Singapore	3.4	Hungary	0.9
Sweden	3.4	Denmark	0.9
Colombia	3.3	United Kingdom	0.5
Mexico	3.3	Israel	0.5
Brazil	3.2	Switzerland	0.5
Peru	3.1	Costa Rica	0.4
Turkey	2.9	Azerbaijan	0.3
Thailand	2.7	Dominican Republic	0.2
Poland	2.7	Australia	0.1
Vietnam	2.7	Euro	-21.0
		Total Long	97.5
		Total Short	-21.0
		Total Net	76.5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Capital Global Ex-USD Benchmark Currency (Trade- Weighted) Index is an unmanaged index tracking the performance of 1-month FX positions in a basket of currencies versus the U.S. dollar. J.P. Morgan GBI-Global ex U.S. 1-3 Year Index is an unmanaged index of foreign-denominated 1-3 year government bonds of developed countries outside the U.S. Index data is available as of month-end only. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,027.40	$5.61	**	1.10%
Class C	$1,000.00	$1,023.80	$9.16	**	1.80%
Class I	$1,000.00	$1,029.10	$4.08	**	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.58	**	1.10%
Class C	$1,000.00	$1,016.10	$9.12	**	1.80%
Class I	$1,000.00	$1,021.10	$4.06	**	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

6

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in International Income Portfolio, at value (identified cost, $89,782,852)	$90,051,141
Receivable for Fund shares sold	881,110
Receivable from affiliate	13,248
Total assets	$90,945,499

Liabilities
Payable for Fund shares redeemed	$412,756
Distributions payable	38,763
Payable to affiliates:
Distribution and service fees	13,037
Trustees’ fees	42
Accrued expenses	43,414
Total liabilities	$508,012
Net Assets	$90,437,487

Sources of Net Assets
Paid-in capital	$90,564,522
Accumulated net realized loss from Portfolio	(426,733)
Accumulated undistributed net investment income	31,409
Net unrealized appreciation from Portfolio	268,289
Total	$90,437,487

Class A Shares
Net Assets	$42,251,188
Shares Outstanding	3,785,595
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.16
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.72

Class C Shares
Net Assets	$3,728,565
Shares Outstanding	335,158
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.12

Class I Shares
Net Assets	$44,457,734
Shares Outstanding	3,986,260
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.15

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio (net of foreign taxes, $50,843)	$2,384,371
Expenses allocated from Portfolio	(465,578)
Total investment income from Portfolio	$1,918,793

Expenses
Distribution and service fees
Class A	$75,131
Class C	16,811
Trustees’ fees and expenses	500
Custodian fee	18,748
Transfer and dividend disbursing agent fees	36,308
Legal and accounting services	23,646
Printing and postage	25,253
Registration fees	54,115
Miscellaneous	14,880
Total expenses	$265,392
Deduct —
Allocation of expenses to affiliate	$211,522
Total expense reductions	$211,522

Net expenses	$53,870

Net investment income	$1,864,923

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(867,040)
Financial futures contracts	(82,343)
Swap contracts	36,629
Foreign currency and forward foreign currency exchange contract transactions	781,127
Net realized loss	$(131,627)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $19,336 from precious metals)	$581,448
Financial futures contracts	7,747
Swap contracts	(30,034)
Foreign currency and forward foreign currency exchange contracts	39,146
Net change in unrealized appreciation (depreciation)	$598,307

Net realized and unrealized gain	$466,680

Net increase in net assets from operations	$2,331,603

8	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$1,864,923	$608,198
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions	(131,627)	504,436
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	598,307	(583,528)
Net increase in net assets from operations	$2,331,603	$529,106
Distributions to shareholders —
From net investment income
Class A	$(842,107)	$(391,761)
Class C	(42,305)	(7,751)
Class I	(976,049)	(580,210)
From net realized gain
Class A	(224,499)	—
Class C	(18,927)	—
Class I	(231,816)	—
Tax return of capital
Class A	(148,709)	—
Class C	(7,471)	—
Class I	(172,363)	—
Total distributions to shareholders	$(2,664,246)	$(979,722)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$37,496,502	$8,629,272
Class C	3,409,823	1,049,590
Class I	43,848,522	20,685,720
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	947,346	282,327
Class C	42,467	1,769
Class I	721,835	149,410
Cost of shares redeemed
Class A	(8,549,941)	(5,016,610)
Class C	(740,452)	(17,100)
Class I	(19,774,211)	(498,006)
Net increase in net assets from Fund share transactions	$57,401,891	$25,266,372

Net increase in net assets	$57,069,248	$24,815,756

Net Assets
At beginning of year	$33,368,239	$8,552,483
At end of year	$90,437,487	$33,368,239

Accumulated undistributed net investment income included in net assets
At end of year	$31,409	$116,457

9	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$11.310	$11.360	$11.690	$10.350	$10.850

Income (Loss) From Operations
Net investment income(1)	$0.374	$0.299	$0.309	$0.328	$0.435
Net realized and unrealized gain (loss)	0.027	0.139	(0.114)	1.738	(0.490)

Total income (loss) from operations	$0.401	$0.438	$0.195	$2.066	$(0.055)

Less Distributions
From net investment income	$(0.409)	$(0.488)	$(0.050)	$(0.496)	$(0.434)
From net realized gain	(0.070)	—	(0.007)	(0.230)	(0.013)
Tax return of capital	(0.072)	—	(0.468)	—	—

Total distributions	$(0.551)	$(0.488)	$(0.525)	$(0.726)	$(0.447)

Capital contribution from administrator(1)	$—	$—	$—	$—	$0.002

Net asset value — End of year	$11.160	$11.310	$11.360	$11.690	$10.350

Total Return(2)	3.71%	3.86%	1.70%	20.67%	(0.73	)%(3)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,251	$12,397	$8,552	$6,196	$5,517
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	3.38%	2.60%	2.73%	3.01%	3.86%
Portfolio Turnover of the Portfolio	37%	31%	45%	28%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less than 0.005%.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The administrator subsidized certain operating expenses (equal to 0.40%, 0.82%, 1.74%, 1.76% and 1.99% of average daily net assets for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31, 2012	Period Ended October 31, 2011(1)
Net asset value — Beginning of period	$11.270	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.297	$0.150
Net realized and unrealized gain (loss)	0.024	(0.050)

Total income from operations	$0.321	$0.100

Less Distributions
From net investment income	$(0.341)	$(0.290)
From net realized gain	(0.070)	—
Tax return of capital	(0.060)	—

Total distributions	$(0.471)	$(0.290)

Net asset value — End of period	$11.120	$11.270

Total Return(3)	2.97%	0.85	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,729	$1,012
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.80%	1.80	%(8)
Net investment income	2.70%	1.97	%(8)
Portfolio Turnover of the Portfolio	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.40% and 0.82% of average daily net assets for the year ended October 31, 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

11	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31, 2012	Period Ended October 31, 2011(1)
Net asset value — Beginning of period	$11.300	$11.460

Income (Loss) From Operations
Net investment income(2)	$0.402	$0.231
Net realized and unrealized gain (loss)	0.034	(0.024)

Total income from operations	$0.436	$0.207

Less Distributions
From net investment income	$(0.439)	$(0.367)
From net realized gain	(0.070)	—
Tax return of capital	(0.077)	—

Total distributions	$(0.586)	$(0.367)

Net asset value — End of period	$11.150	$11.300

Total Return(3)	4.04%	1.78	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,458	$19,959
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.80%	0.80	%(8)
Net investment income	3.64%	2.98	%(8)
Portfolio Turnover of the Portfolio	37%	31	%(9)

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.40% and 0.82% of average daily net assets for the year ended October 31, 2012 and the period from commencement of operations on March 1, 2011 to October 31, 2011).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2011.

12	See Notes to Financial Statements.

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Diversified Currency Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (30.8% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2012, a capital loss carryforward of $218,139 was utilized to offset net realized gains of the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain

13

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Notes to Financial Statements — continued

distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$1,860,461	$979,722
Long-term capital gains	$475,242	$—
Tax return of capital	$328,543	$—
	$2,664,246	$979,722

During the year ended October 31, 2012, accumulated net realized loss was decreased by $399,084, accumulated undistributed net investment income was decreased by $89,510 and paid-in capital was decreased by $309,574 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, paydown gain (loss), premium amortization and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized depreciation	$(88,272)
Other temporary differences	$(38,763)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, futures contracts, foreign currency transactions, the timing of recognizing distributions to shareholders, premium amortization and tax accounting for straddle transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2012, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.10%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $211,522 of the Fund’s operating expenses for the year ended October 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $1,585 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $16,693 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

14

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $75,131 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $12,608 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $4,203 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $68,307,256 and $14,136,736, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	3,377,385	756,993
Issued to shareholders electing to receive payments of distributions in Fund shares	85,742	24,563
Redemptions	(773,668)	(438,238)

Net increase	2,689,459	343,318

Class C	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	308,626	91,210
Issued to shareholders electing to receive payments of distributions in Fund shares	3,859	157
Redemptions	(67,142)	(1,552)

Net increase	245,343	89,815

15

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Notes to Financial Statements — continued

Class I	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	3,967,467	1,796,227
Issued to shareholders electing to receive payments of distributions in Fund shares	65,402	12,841
Redemptions	(1,812,479)	(43,198)

Net increase	2,220,390	1,765,870

(1)	For the period from commencement of operations on March 1, 2011 to October 31, 2011.

16

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Diversified Currency Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Currency Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Currency Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

17

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  The Fund paid foreign taxes of $50,843 and recognized foreign source income of $2,279,013.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $541,544 or, if subsequently determined to be different, the net capital gain of such year.

18

International Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Foreign Government Bonds — 29.6%

Security		Principal Amount	Value

Australia — 0.1%
Commonwealth of Australia, 6.25%, 4/15/15	AUD	146,000	$164,792
Commonwealth of Australia, 6.50%, 5/15/13	AUD	152,000	160,867

Total Australia			$325,659

Bosnia and Herzegovina — 0.9%
Republic of Srpska, 1.50%, 6/30/23	BAM	1,430,229	$507,089
Republic of Srpska, 1.50%, 10/30/23	BAM	1,518,328	512,164
Republic of Srpska, 1.50%, 12/15/23	BAM	724,245	242,431
Republic of Srpska, 1.50%, 5/31/25	BAM	4,620,722	1,340,023
Republic of Srpska, 1.50%, 6/9/25	BAM	105,000	30,784

Total Bosnia and Herzegovina			$2,632,491

Brazil — 2.1%
Nota do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	11,400,221	$6,139,361

Total Brazil			$6,139,361

Canada — 1.2%
Canada Housing Trust, 2.20%, 3/15/14(2)	CAD	135,000	$137,191
Canada Housing Trust, 3.60%, 6/15/13(2)	CAD	2,001,000	2,034,599
Canada Housing Trust, 3.75%, 3/15/20(2)	CAD	665,000	745,519
Canada Housing Trust, 4.10%, 12/15/18(2)	CAD	475,000	537,465

Total Canada			$3,454,774

Colombia — 3.0%
Titulos De Tesoreria B, 6.00%, 4/17/13	COP	6,500,000,000	$3,570,544
Titulos De Tesoreria B, 7.25%, 6/15/16	COP	9,100,000,000	5,290,799

Total Colombia			$8,861,343

Costa Rica — 0.4%
Titulo Propiedad Ud, 1.00%, 1/12/22(1)	CRC	480,702,006	$743,864
Titulo Propiedad Ud, 1.63%, 7/13/16(1)	CRC	266,476,112	504,477

Total Costa Rica			$1,248,341

Denmark — 0.9%
Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$41,804
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	206,117
Kingdom of Denmark, 5.00%, 11/15/13	DKK	10,898,000	1,993,215
Kingdom of Denmark, 7.00%, 11/10/24	DKK	790,000	221,921

Total Denmark			$2,463,057

Security		Principal Amount	Value

Dominican Republic — 0.2%
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank NA), 13.00%, 2/25/13(3)	DOP	25,000,000	$640,840

Total Dominican Republic			$640,840

Georgia — 2.8%
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	5,880,000	$3,565,030
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	516,000	318,151
Georgia Treasury Bond, 8.90%, 1/12/14	GEL	810,000	498,642
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	400,000	246,453
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	490,000	316,158
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	500,000	337,497
Georgia Treasury Bond, 12.00%, 6/15/13	GEL	500,000	311,008
Georgia Treasury Bond, 12.00%, 6/15/14	GEL	3,222,000	2,090,478
Georgia Treasury Bond, 12.00%, 9/15/15	GEL	500,000	338,515
Georgia Treasury Bond, 13.80%, 12/16/12	GEL	332,000	201,957

Total Georgia			$8,223,889

Ghana — 1.0%
Ghana Government Bond, 23.00%, 8/21/17	GHS	2,000,000	$1,196,850
Ghana Government Bond, 26.00%, 6/5/17	GHS	2,600,000	1,679,060

Total Ghana			$2,875,910

Mexico — 2.2%
Mexican Bonos, 8.00%, 12/19/13	MXN	42,279,000	$3,346,554
Mexican Bonos, 9.00%, 12/20/12	MXN	41,212,200	3,168,687

Total Mexico			$6,515,241

Peru — 3.0%
Republic of Peru, 9.91%, 5/5/15	PEN	16,241,000	$7,297,326
Republic of Peru, 9.91%, 5/5/15(4)	PEN	3,174,000	1,426,126

Total Peru			$8,723,452

Philippines — 1.6%
Republic of the Philippines, 4.95%, 1/15/21	PHP	106,000,000	$2,836,747
Republic of the Philippines, 8.75%, 3/3/13	PHP	75,770,000	1,889,773

Total Philippines			$4,726,520

Serbia — 2.7%
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	121,470,000	$1,375,737
Serbia Treasury Bill, 0.00%, 7/4/13	RSD	329,070,000	3,443,580
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	300,080,000	2,968,329

Total Serbia			$7,787,646

19	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount	Value

Sweden — 0.4%
Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$936,331
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	64,841

Total Sweden			$1,001,172

Turkey — 2.9%
Turkey Government Bond, 0.00%, 11/7/12	TRY	15,276,000	$8,517,148

Total Turkey			$8,517,148

United Kingdom — 0.5%
United Kingdom Government Bond, 4.25%, 12/7/27	GBP	230,000	$459,432
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	570,943
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	466,686

Total United Kingdom			$1,497,061

Uruguay — 1.1%
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	47,300,000	$2,220,439
Monetary Regulation Bill, 0.00%, 2/27/14(1)	UYU	3,604,265	178,136
Republic of Uruguay, 4.375%, 12/15/28(1)	UYU	7,010,016	422,731
Uruguay Notas Del Teso, 10.25%, 8/22/15	UYU	9,980,000	514,159

Total Uruguay			$3,335,465

Vietnam — 2.6%
Vietnam Government Bond, 8.80%, 6/15/14	VND	55,000,000,000	$2,616,666
Vietnam Government Bond, 11.25%, 5/13/13	VND	46,250,000,000	2,236,200
Vietnam Government Bond, 11.40%, 4/19/13	VND	45,359,500,000	2,191,569
Vietnam Government Bond, 11.59%, 2/20/14	VND	8,696,500,000	429,009

Total Vietnam			$7,473,444

Total Foreign Government Bonds (identified cost $84,823,225)			$86,442,814

Collateralized Mortgage Obligations — 0.5%

Security		Principal Amount	Value
Federal Home Loan Mortgage Corp.:
Series 2127, Class PG, 6.25%, 2/15/29		$364,593	$386,561
Federal National Mortgage Association:
Series 2009-62, Class WA, 5.55%, 8/25/39(5)		901,385	1,016,453

Total Collateralized Mortgage Obligations (identified cost $1,314,968)			$1,403,014

Mortgage Pass-Throughs — 3.9%
Security		Principal Amount	Value

Federal National Mortgage Association:
2.344%, with maturity at 2035(6)		$1,392,975	$1,466,732
4.154%, with maturity at 2035(6)		1,326,150	1,447,543
6.50%, with various maturities to 2036		2,639,352	3,070,697
7.00%, with maturity at 2033		944,381	1,104,203
7.50%, with maturity at 2035		522,711	642,282
8.50%, with maturity at 2032		468,934	598,437

			$8,329,894

Government National Mortgage Association:
7.00%, with maturity at 2035		$1,301,984	$1,572,615
8.00%, with maturity at 2016		356,225	379,024
9.00%, with various maturities to 2024		886,919	1,050,800

			$3,002,439

Total Mortgage Pass-Throughs (identified cost $10,474,553)			$11,332,333

Precious Metals — 6.0%

Description		Troy Ounces	Value
Gold(7)		6,349	$10,929,966
Platinum(7)		4,250	6,671,323

Total Precious Metals (identified cost $17,123,704)			$17,601,289

Short-Term Investments — 58.6%

Foreign Government Securities — 31.8%

Security		Principal Amount (000’s omitted)	Value

Croatia — 1.6%
Republic of Croatia Ministry of Finance, 0.00%, 5/9/13	HRK	28,000	$4,775,178

Total Croatia			$4,775,178

Georgia — 1.2%
Bank of Georgia Promissory Note, 1.00%, 12/20/12(4)	AZN	901	$1,149,142
Georgia Treasury Bill, 0.00%, 1/17/13	GEL	3,000	1,784,752
Georgia Treasury Bill, 0.00%, 3/14/13	GEL	980	577,228

Total Georgia			$3,511,122

20	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Hong Kong — 1.8%
Hong Kong Treasury Bill, 0.00%, 11/7/12	HKD	20,000	$2,580,548
Hong Kong Treasury Bill, 0.00%, 1/30/13	HKD	20,000	2,578,874

Total Hong Kong			$5,159,422

Hungary — 0.9%
Hungary Treasury Bill, 0.00%, 12/12/12	HUF	593,320	$2,702,008

Total Hungary			$2,702,008

Malaysia — 4.1%
Bank Negara Monetary Note, 0.00%, 11/22/12	MYR	10,823	$3,547,189
Bank Negara Monetary Note, 0.00%, 12/20/12	MYR	17,534	5,734,020
Bank Negara Monetary Note, 0.00%, 1/10/13	MYR	8,005	2,613,405

Total Malaysia			$11,894,614

Mauritius — 1.0%
Mauritius Treasury Bill, 0.00%, 1/24/13	MUR	54,700	$1,756,678
Mauritius Treasury Bill, 0.00%, 4/26/13	MUR	36,300	1,153,340

Total Mauritius			$2,910,018

Mexico — 1.0%
Mexico Cetes, 0.00%, 9/19/13	MXN	39,750	$2,916,224

Total Mexico			$2,916,224

Nigeria — 4.5%
Nigeria Treasury Bill, 0.00%, 2/7/13	NGN	98,200	$603,145
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	168,070	1,027,337
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	145,800	884,469
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	97,400	589,855
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	377,600	2,281,108
Nigeria Treasury Bill, 0.00%, 4/25/13	NGN	52,900	315,824
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	45,800	272,384
Nigeria Treasury Bill, 0.00%, 5/23/13	NGN	285,000	1,692,197
Nigeria Treasury Bill, 0.00%, 10/24/13	NGN	975,000	5,416,661

Total Nigeria			$13,082,980

Philippines — 2.1%
Philippine Treasury Bill, 0.00%, 11/7/12	PHP	37,880	$919,483
Philippine Treasury Bill, 0.00%, 2/6/13	PHP	71,520	1,734,202
Philippine Treasury Bill, 0.00%, 8/7/13	PHP	149,240	3,599,402

Total Philippines			$6,253,087

Security		Principal Amount (000’s omitted)	Value

Serbia — 1.5%
Serbia Treasury Bill, 0.00%, 1/17/13	RSD	310,500	$3,449,359
Serbia Treasury Bill, 0.00%, 3/28/13	RSD	79,350	859,338

Total Serbia			$4,308,697

South Korea — 3.8%
Korea Monetary Stabilization Bond, 0.00%, 11/13/12	KRW	4,505,800	$4,127,287
Korea Monetary Stabilization Bond, 0.00%, 12/25/12	KRW	7,706,910	7,035,573

Total South Korea			$11,162,860

Sri Lanka — 4.1%
Sri Lanka Treasury Bill, 0.00%, 12/7/12	LKR	244,000	$1,854,513
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	18,260	136,565
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	859,290	6,350,494
Sri Lanka Treasury Bill, 0.00%, 3/29/13	LKR	8,590	63,025
Sri Lanka Treasury Bill, 0.00%, 6/7/13	LKR	465,550	3,335,618
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	50,880	350,584

Total Sri Lanka			$12,090,799

Thailand — 2.7%
Bank of Thailand, 0.00%, 11/8/12	THB	110,050	$3,589,306
Bank of Thailand, 0.00%, 11/15/12	THB	134,029	4,369,608

Total Thailand			$7,958,914

Uruguay — 1.5%
Monetary Regulation Bill, 0.00%, 2/15/13	UYU	52,100	$2,565,462
Monetary Regulation Bill, 0.00%, 4/26/13(1)	UYU	33,758	1,696,999

Total Uruguay			$4,262,461

Total Foreign Government Securities (identified cost $92,511,167)			$92,988,384

U.S. Treasury Obligations — 6.9%

Security		Principal Amount (000s omitted)	Value
U.S. Treasury Bill, 0.00%, 11/15/12(8)		$20,200	$20,199,495

Total U.S. Treasury Obligations (identified cost $20,199,368)			$20,199,495

21	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Other — 19.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)	$58,129	$58,129,189

Total Other (identified cost $58,129,189)		$58,129,189

Total Short-Term Investments (identified cost $170,839,724)		$171,317,068

Total Investments — 98.6% (identified cost $284,576,174)		$288,096,518

Other Assets, Less Liabilities — 1.4%		$4,237,442

Net Assets — 100.0%		$292,333,960

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD	–	Australian Dollar
AZN	–	Azerbaijani Manat
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DKK	–	Danish Krone
DOP	–	Dominican Peso
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
KRW	–	South Korean Won
LKR	–	Sri Lankan Rupee
MUR	–	Mauritian Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
PEN	–	Peruvian New Sol
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
SEK	–	Swedish Krona
THB	–	Thai Baht
TRY	–	New Turkish Lira
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
(1)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $3,454,774 or 1.2% of the Portfolio’s net assets.

(3)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(7)	Non-income producing security.

(8)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(9)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

22	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $209,323,281)	$212,366,040
Affiliated investment, at value (identified cost, $58,129,189)	58,129,189
Precious metals, at value (identified cost, $17,123,704)	17,601,289
Total Investments, at value (identified cost, $284,576,174)	$288,096,518
Cash	$449,792
Restricted cash*	10,000
Foreign currency, at value (identified cost, $4,464,719)	4,454,433
Interest receivable	1,940,763
Interest receivable from affiliated investment	7,241
Receivable for open forward foreign currency exchange contracts	510,703
Receivable for closed forward foreign currency exchange contracts	18,515
Receivable for closed swap contracts	8,270
Receivable for closed options	13,126
Tax reclaims receivable	2,664
Total assets	$295,512,025

Liabilities
Payable for investments purchased	$2,579,928
Payable for variation margin on open financial futures contracts	18,344
Payable for open forward foreign currency exchange contracts	276,358
Payable for closed forward foreign currency exchange contracts	2,784
Payable to affiliates:
Investment adviser fee	149,981
Trustees’ fees	890
Accrued expenses	149,780
Total liabilities	$3,178,065
Net Assets applicable to investors’ interest in Portfolio	$292,333,960

Sources of Net Assets
Investors’ capital	$288,576,070
Net unrealized appreciation	3,757,890
Total	$292,333,960

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

23	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $266,150)	$10,801,614
Interest allocated from affiliated investment	52,796
Expenses allocated from affiliated investment	(7,011)
Total investment income	$10,847,399

Expenses
Investment adviser fee	$1,522,808
Trustees’ fees and expenses	10,203
Custodian fee	480,713
Legal and accounting services	104,396
Miscellaneous	18,352
Total expenses	$2,136,472
Deduct —
Reduction of custodian fee	$355
Total expense reductions	$355

Net expenses	$2,136,117

Net investment income	$8,711,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,985,371)
Investment transactions allocated from affiliated investment	671
Financial futures contracts	(400,129)
Swap contracts	210,431
Foreign currency and forward foreign currency exchange contract transactions	3,575,479
Net realized loss	$(598,919)
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $70,230 from precious metals)	$1,537,837
Financial futures contracts	27,822
Swap contracts	(275,074)
Foreign currency and forward foreign currency exchange contracts	407,805
Net change in unrealized appreciation (depreciation)	$1,698,390

Net realized and unrealized gain	$1,099,471

Net increase in net assets from operations	$9,810,753

24	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$8,711,282	$5,290,442
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions	(598,919)	7,529,517
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	1,698,390	(6,091,788)
Net increase in net assets from operations	$9,810,753	$6,728,171
Capital transactions —
Contributions	$95,846,225	$35,325,507
Withdrawals	(19,978,899)	(4,103,246)
Net increase in net assets from capital transactions	$75,867,326	$31,222,261

Net increase in net assets	$85,678,079	$37,950,432

Net Assets
At beginning of year	$206,655,881	$168,705,449
At end of year	$292,333,960	$206,655,881

25	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Consolidated Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.88%	0.92%	0.96%	0.90%	1.01%
Net investment income	3.57%	2.81%	2.51%	3.34%	4.01%
Portfolio Turnover	37%	31%	45%	28%	14%

Total Return	3.93%	4.05%	1.85%	20.91%	(0.64)%

Net assets, end of year (000’s omitted)	$292,334	$206,656	$168,705	$69,581	$33,755

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Consolidated Financial Statements.

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Diversified Currency Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 30.8%, 10.8% and 57.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $18,019,780 or 6.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

27

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in

28

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the

29

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $1,522,808 or 0.625% of the Portfolio’s consolidated average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$69,113,703	$39,980,276
U.S. Government and Agency Securities	—	2,557,333

	$69,113,703	$42,537,609

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$285,042,039

Gross unrealized appreciation	$6,383,530
Gross unrealized depreciation	(3,329,051)

Net unrealized appreciation	$3,054,479

The net unrealized appreciation on futures contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2012 on a federal income tax basis was $170,662.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk

30

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/26/12	Euro 22,473,624	United States Dollar 29,148,290	State Street Bank and Trust Co.	$13,027
11/26/12	Euro 883,149	United States Dollar 1,145,745	State Street Bank and Trust Co.	812
12/17/12	Canadian Dollar 1,300,000	United States Dollar 1,290,943	Citibank NA	(9,444)

				$4,395

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/7/12	Guatemalan Quetzal 41,100,000	United States Dollar 5,227,411	Citibank NA	$15,367
11/13/12	Polish Zloty 12,636,408	Euro 3,073,580	Barclays Bank PLC	(30,063)
11/13/12	Polish Zloty 12,636,000	Euro 3,074,079	JPMorgan Chase Bank	(30,837)
11/19/12	Singapore Dollar 12,290,244	United States Dollar 9,996,782	Standard Chartered Bank	78,658
11/19/12	Yuan Renminbi 32,484,000	United States Dollar 5,170,142	Goldman Sachs International	27,869
11/19/12	Yuan Renminbi 35,902,000	United States Dollar 5,711,877	Standard Chartered Bank	33,074
11/26/12	Swedish Krona 36,809,000	Euro 4,322,081	Barclays Bank PLC	(57,678)
11/26/12	Swedish Krona 22,708,923	Euro 2,666,493	Deutsche Bank	(35,625)
11/27/12	Norwegian Krone 52,604,281	Euro 7,133,267	Citibank NA	(29,331)
11/27/12	Norwegian Krone 20,290,000	Euro 2,743,753	Deutsche Bank	(1,435)
11/30/12	Swiss Franc 1,240,000	Euro 1,033,204	Deutsche Bank	(7,486)
12/4/12	Brazilian Real 6,050,000	United States Dollar 2,964,378	BNP Paribas SA	2,445
12/10/12	Indonesian Rupiah 38,304,000,000	United States Dollar 3,988,338	JPMorgan Chase Bank	(20,602)
12/14/12	Indian Rupee 272,100,000	United States Dollar 4,848,928	BNP Paribas SA	168,390

31

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

12/14/12	Indian Rupee 155,140,000	United States Dollar 2,862,679	BNP Paribas SA	$(2,015)
12/14/12	Israeli Shekel 5,247,000	United States Dollar 1,323,980	BNP Paribas SA	24,683
12/17/12	Canadian Dollar 3,650,795	United States Dollar 3,553,085	Australia and New Zealand Banking Group Limited	98,796
12/26/12	Indian Rupee 294,310,000	United States Dollar 5,468,108	Citibank NA	(51,842)
4/30/13	Russian Ruble 93,900,000	United States Dollar 2,896,807	BNP Paribas SA	10,025
6/14/13	Canadian Dollar 1,430,000	United States Dollar 1,386,901	Barclays Bank PLC	37,557

				$229,950

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/12	34 U.S. 5-Year Treasury Note	Short	$(4,226,625)	$(4,224,500)	$2,125
12/12	14 U.S. 10-Year Treasury Note	Short	(1,860,031)	(1,862,437)	(2,406)
12/12	7 U.S. 30-Year Treasury Bond	Short	(1,050,235)	(1,045,188)	5,047

					$4,766

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Credit Risk:  The Portfolio entered into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures and interest rate swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $279,142. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $159,996 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the

32

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Portfolio would incur due to counterparty risk was $529,218 with the highest amount from any one counterparty being $205,910. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $58,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate

Net unrealized appreciation*	$—	$—	$7,172
Receivable for open forward foreign currency exchange contracts	—	510,703	—

Total Asset Derivatives	$—	$510,703	$7,172

Net unrealized appreciation*	$—	$—	$(2,406)
Payable for open forward foreign currency exchange contracts	—	(276,358)	—

Total Liability Derivatives	$—	$(276,358)	$(2,406)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$(400,129)
Swap contracts	133,419	—	77,012

Foreign currency and forward foreign currency exchange contract transactions	—	3,340,507	—

Total	$133,419	$3,340,507	$(323,117)

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$27,822
Swap contracts	(143,418)	—	(131,656)

Foreign currency and forward foreign currency exchange contracts	—	563,092	—

Total	$(143,418)	$563,092	$(103,834)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $5,985,000, $113,193,000 and $2,664,000, respectively.

33

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

34

International Income Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Government Bonds	$—	$86,442,814	$—	$86,442,814
Collateralized Mortgage Obligations	—	1,403,014	—	1,403,014
Mortgage Pass-Throughs	—	11,332,333	—	11,332,333
Precious Metals	17,601,289	—	—	17,601,289
Short-Term Investments —
Foreign Government Securities	—	92,988,384	—	92,988,384
U.S. Treasury Obligations	—	20,199,495	—	20,199,495
Other	—	58,129,189	—	58,129,189

Total Investments	$17,601,289	$270,495,229	$—	$288,096,518

Forward Foreign Currency Exchange Contracts	$—	$510,703	$—	$510,703
Futures Contracts	7,172	—	—	7,172

Total	$17,608,461	$271,005,932	$—	$288,614,393

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(276,358)	$—	$(276,358)
Futures Contracts	(2,406)	—	—	(2,406)

Total	$(2,406)	$(276,358)	$—	$(278,764)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

35

International Income Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of International Income Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of International Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the five years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio and subsidiary as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

36

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

37

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

John R. Baur 1970	President of the Portfolio	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

38

Eaton Vance

Diversified Currency Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Diversified Currency Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3042-12/12	INTLISRC

Eaton Vance Low Duration Government Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Low Duration Government Income Fund1

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 33

Federal Tax Information	20

Management and Organization	34

Important Notices	38

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Management’s Discussion of Fund Performance2

Economic and Market Conditions

During the 12-month period ending October 31, 2012, there were a number of historical events that impacted the fixed-income markets and led to multiple swings in investor sentiment. Returns of U.S. government securities varied based on yield curve positioning. The U.S. Federal Reserve’s (the Fed) ongoing “Operation Twist” program, which involves the sale of shorter Treasurys and the purchase of those at the longer end of the curve, was extended in June 2012 until the end of the calendar year. This pushed yields slightly higher on the short end of the curve, while pressuring yields lower on the longer end. Returns on the three-year and shorter portions of the Treasury curve were muted, with yields already historically low in this part of the curve.

Although the interest-rate backdrop remained favorable throughout the entire year as the Fed held policy rates between 0.00% and 0.25%, U.S. government securities languished during much of the first half of the period. At that time, an improving labor market gave way to stronger economic growth and prompted many investors to lower their exposure to U.S. government securities and seek opportunities among riskier asset classes. With rates at historic lows, investors searching for yield were forced to move further out on the yield curve.

In the beginning of the second half of the period, the investment backdrop became increasingly more favorable for U.S. government securities. The sovereign debt crisis in Europe intensified in the spring, which tempered future expectations of global economic growth and fueled investors’ appetite for investments that historically had provided safe havens amid periods of economic and market uncertainty. In the environment, yields on the 30-year Treasury fell nearly 100 basis points during the spring and summer, touching multidecade lows and producing equity-like returns over the time period.

Meanwhile, policies from the Fed aimed at keeping interest rates low also bolstered demand for U.S. government-backed investments. At its June 2012 meeting, the Fed announced a continuation of “Operation Twist.” In September 2012, the Fed announced its plan to keep policy rates at or near zero until at least mid-2015 and also announced further monetary stimulus with its third round of quantitative easing (QE3). This new QE3 program came in the form of open-ended U.S. government agency mortgage-backed security (MBS) purchases. Against this already favorable backdrop for high-quality fixed-income securities, investor demand for agency MBS further increased after the September 2012 announcement, with yield spreads compared to Treasurys tightening to their lows of the year.

Fund Performance

For the fiscal year ending October 31, 2012, Eaton Vance Low Duration Government Income Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 3.71%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index (the Index)3 returned 0.41% for the period.

The Fund’s outperformance versus the Index was primarily due to its investment in seasoned agency MBS. Agency MBS outperformed comparable-duration Treasurys during the past 12 months as yield spreads tightened. The Fund also benefited from its investment in seasoned interest only and inverse floating-rate interest only MBS, as there was substantial spread tightening in the sector over the year. A weak labor market and sluggish growth in the U.S. economy led to the Fed announcing an open-ended program of MBS purchases in September 2012. The Fed’s renewed involvement in the MBS market in the form of QE3 caused a further increase in the prices of MBS investments.

Despite mortgage rates falling to all-time lows, the Fund experienced only a modest increase in prepayment rates on its seasoned MBS investments. The Fund’s seasoned MBS investments were typically comprised of mortgages originated from the early 1990s through 2003. During the period, the Federal Housing Finance Agency (FHFA) announced changes to its Home Affordability Refinance Program (HARP) in an effort to help stimulate the refinance market for borrowers with higher loan-to-value ratios. Relative to the majority of the agency MBS market, the Fund’s seasoned MBS investments generally contain much lower loan-to-value ratio loans and are not usually the target of the HARP program. The impact on the Fund’s prepayment rates from the changes to the HARP program was minimal.

Also boosting relative performance versus the Index in the period was the Fund’s exposure to senior secured floating-rate bank loans through its investment in Floating Rate Portfolio. At the start of the period, the asset class was recovering from a late-summer 2011 sell-off. Prices continued to appreciate during the 12-month period, as favorable macroeconomic developments and positive technical trends provided a supportive environment for risk assets. Improving company fundamentals, earnings growth and low new default rates also favorably impacted the performance of loans in the Floating Rate Portfolio.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Performance3,4

Portfolio Manager Susan Schiff, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	09/30/2002	3.71%	3.84%	3.12%	—
Class A with 2.25% Maximum Sales Charge	—	1.34	3.36	2.88	—
Class B at NAV	09/30/2002	2.93	3.05	2.35	—
Class B with 3% Maximum Sales Charge	—	–0.07	3.05	2.35	—
Class C at NAV	09/30/2002	3.08	3.20	2.50	—
Class C with 1% Maximum Sales Charge	—	2.08	3.20	2.50	—
Class I at NAV	05/04/2009	3.98	—	—	3.78%
BofA Merrill Lynch 1–3 Year U.S. Treasury Index	—	0.41%	2.70%	2.77%	—

% Total Annual Operating Expense Ratios[5]		Class A	Class B	Class C	Class I
		0.93%	1.68%	1.53%	0.68%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$12,615	N.A.
Class C	$10,000	10/31/2002	$12,808	N.A.
Class I	$250,000	05/04/2009	$284,625	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Fund Profile 6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]	Prior to 11/13/12, the Fund was called Eaton Vance Low Duration Fund.

[2]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[3]

BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[4]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[5]	Source: Fund prospectus.

[6]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

Fund profile subject to change due to active management.

5

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.50	$4.72	0.93%
Class B	$1,000.00	$1,014.60	$8.56	1.69%
Class C	$1,000.00	$1,015.30	$7.75	1.53%
Class I	$1,000.00	$1,019.80	$3.45	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.72	0.93%
Class B	$1,000.00	$1,016.60	$8.57	1.69%
Class C	$1,000.00	$1,017.40	$7.76	1.53%
Class I	$1,000.00	$1,021.70	$3.46	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Short-Term U.S. Government Portfolio, at value (identified cost, $326,075,820)	$354,874,971
Investment in Floating Rate Portfolio, at value (identified cost, $40,226,073)	43,050,908
Investment in Government Obligations Portfolio, at value (identified cost, $26,822,506)	28,285,467
Receivable for Fund shares sold	796,299
Total assets	$427,007,645

Liabilities
Payable for Fund shares redeemed	$1,018,557
Distributions payable	201,840
Payable to affiliates:
Distribution and service fees	143,622
Trustees’ fees	42
Accrued expenses	115,275
Total liabilities	$1,479,336
Net Assets	$425,528,309

Sources of Net Assets
Paid-in capital	$428,809,738
Accumulated net realized loss from Portfolios	(36,369,423)
Accumulated undistributed net investment income	1,047
Net unrealized appreciation from Portfolios	33,086,947
Total	$425,528,309

Class A Shares
Net Assets	$216,429,603
Shares Outstanding	24,004,775
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.02
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.23

Class B Shares
Net Assets	$7,565,062
Shares Outstanding	837,991
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class C Shares
Net Assets	$127,146,370
Shares Outstanding	14,084,105
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class I Shares
Net Assets	$74,387,274
Shares Outstanding	8,257,950
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from Portfolios	$14,517,907
Dividends allocated from Portfolios	27,486
Expenses allocated from Portfolios	(2,450,441)
Total investment income from Portfolios	$12,094,952

Expenses
Distribution and service fees
Class A	$561,088
Class B	89,328
Class C	1,086,692
Trustees’ fees and expenses	500
Custodian fee	52,612
Transfer and dividend disbursing agent fees	262,991
Legal and accounting services	50,948
Printing and postage	42,332
Registration fees	67,921
Miscellaneous	13,819
Total expenses	$2,228,231

Net investment income	$9,866,721

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$4,517,755
Financial futures contracts	(5,711,249)
Swap contracts	(4,907)
Foreign currency and forward foreign currency exchange contract transactions	144,568
Net realized loss	$(1,053,833)
Change in unrealized appreciation (depreciation) —
Investments	$5,266,684
Financial futures contracts	93,366
Swap contracts	397,555
Foreign currency and forward foreign currency exchange contracts	(49,505)
Net change in unrealized appreciation (depreciation)	$5,708,100

Net realized and unrealized gain	$4,654,267

Net increase in net assets from operations	$14,520,988

8	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$9,866,721	$11,484,295
Net realized loss from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(1,053,833)	(9,210,179)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	5,708,100	(190,944)
Net increase in net assets from operations	$14,520,988	$2,083,172
Distributions to shareholders —
From net investment income
Class A	$(7,209,986)	$(9,161,117)
Class B	(218,870)	(218,468)
Class C	(3,316,212)	(3,692,155)
Class I	(2,221,283)	(2,399,395)
Total distributions to shareholders	$(12,966,351)	$(15,471,135)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$75,001,079	$93,465,231
Class B	1,149,551	5,423,778
Class C	31,358,205	37,126,813
Class I	68,554,133	39,025,233
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,332,109	7,380,984
Class B	188,383	171,682
Class C	2,800,930	2,828,326
Class I	951,630	701,064
Cost of shares redeemed
Class A	(117,017,463)	(190,042,162)
Class B	(2,830,007)	(3,141,525)
Class C	(39,764,935)	(69,281,431)
Class I	(61,503,035)	(38,476,110)
Net asset value of shares exchanged
Class A	971,399	1,820,910
Class B	(971,399)	(1,820,910)
Net decrease in net assets from Fund share transactions	$(34,779,420)	$(114,818,117)

Net decrease in net assets	$(33,224,783)	$(128,206,080)

Net Assets
At beginning of year	$458,753,092	$586,959,172
At end of year	$425,528,309	$458,753,092

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$1,047	$(121,320)

9	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$8.980	$9.210	$9.160	$8.720		$8.990

Income (Loss) From Operations
Net investment income(1)	$0.223	$0.218	$0.245	$0.270		$0.344
Net realized and unrealized gain (loss)	0.105	(0.160)	0.102	0.549		(0.191)

Total income from operations	$0.328	$0.058	$0.347	$0.819		$0.153

Less Distributions
From net investment income	$(0.288)	$(0.288)	$(0.297)	$(0.339)		$(0.423)
Tax return of capital	—	—	—	(0.040)		—

Total distributions	$(0.288)	$(0.288)	$(0.297)	$(0.379)		$(0.423)

Net asset value — End of year	$9.020	$8.980	$9.210	$9.160		$8.720

Total Return(2)	3.71%	0.65%	3.86%	9.57%		1.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$216,430	$250,375	$345,385	$254,074		$71,284
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.94%	0.93%	0.95%	1.00	%(5)	1.00	%(5)
Net investment income	2.48%	2.40%	2.67%	2.99%		3.83%
Portfolio Turnover of the Fund(6)	17%	18%	17%	38%		83%
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%	34%		24%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%		7%
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%	28%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended October 31, 2009 and 2008, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$8.990	$9.220	$9.170	$8.730		$9.000

Income (Loss) From Operations
Net investment income(1)	$0.156	$0.150	$0.177	$0.219		$0.290
Net realized and unrealized gain (loss)	0.104	(0.160)	0.102	0.530		(0.208)

Total income (loss) from operations	$0.260	$(0.010)	$0.279	$0.749		$0.082

Less Distributions
From net investment income	$(0.220)	$(0.220)	$(0.229)	$(0.277)		$(0.352)
Tax return of capital	—	—	—	(0.032)		—

Total distributions	$(0.220)	$(0.220)	$(0.229)	$(0.309)		$(0.352)

Net asset value — End of year	$9.030	$8.990	$9.220	$9.170		$8.730

Total Return(2)	2.93%	(0.10)%	3.09%	8.71%		0.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,565	$9,997	$9,589	$8,338		$7,290
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.70%	1.68%	1.70%	1.75	%(5)	1.75	%(5)
Net investment income	1.74%	1.66%	1.93%	2.44%		3.22%
Portfolio Turnover of the Fund(6)	17%	18%	17%	38%		83%
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%	34%		24%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%		7%
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%	28%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended October 31, 2009 and 2008, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$8.990	$9.220	$9.170	$8.730		$9.000

Income (Loss) From Operations
Net investment income(1)	$0.169	$0.163	$0.190	$0.218		$0.299
Net realized and unrealized gain (loss)	0.104	(0.160)	0.103	0.546		(0.203)

Total income from operations	$0.273	$0.003	$0.293	$0.764		$0.096

Less Distributions
From net investment income	$(0.233)	$(0.233)	$(0.243)	$(0.290)		$(0.366)
Tax return of capital	—	—	—	(0.034)		—

Total distributions	$(0.233)	$(0.233)	$(0.243)	$(0.324)		$(0.366)

Net asset value — End of year	$9.030	$8.990	$9.220	$9.170		$8.730

Total Return(2)	3.08%	0.04%	3.23%	8.89%		1.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$127,146	$132,240	$165,285	$100,970		$34,447
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.54%	1.53%	1.55%	1.60	%(5)	1.60	%(5)
Net investment income	1.88%	1.80%	2.07%	2.42%		3.32%
Portfolio Turnover of the Fund(6)	17%	18%	17%	38%		83%
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%	34%		24%
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35%		7%
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%	28%		19%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended October 31, 2009 and 2008, respectively).

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$8.970	$9.200	$9.150	$8.970

Income (Loss) From Operations
Net investment income(2)	$0.244	$0.239	$0.267	$0.134
Net realized and unrealized gain (loss)	0.107	(0.158)	0.103	0.242

Total income from operations	$0.351	$0.081	$0.370	$0.376

Less Distributions
From net investment income	$(0.311)	$(0.311)	$(0.320)	$(0.175)
Tax return of capital	—	—	—	(0.021)

Total distributions	$(0.311)	$(0.311)	$(0.320)	$(0.196)

Net asset value — End of period	$9.010	$8.970	$9.200	$9.150

Total Return(3)	3.98%	0.91%	4.00%	4.34	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,387	$66,141	$66,700	$14,356
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.69%	0.68%	0.70%	0.75	%(7)(8)
Net investment income	2.72%	2.64%	2.91%	2.95	%(7)
Portfolio Turnover of the Fund(9)	17%	18%	17%	38	%(10)
Portfolio Turnover of Short-Term U.S. Government Portfolio	15%	6%	26%	34	%(11)
Portfolio Turnover of Floating Rate Portfolio	42%	56%	39%	35	%(11)
Portfolio Turnover of Government Obligations Portfolio	26%	19%	22%	28	%(11)

(1)	For the period from the start of business, May 4, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The administrator reimbursed expenses (equal to 0.07% for the period ended October 31, 2009).

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Fund’s year ended October 31, 2009.

(11)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. At October 31, 2012, the Fund pursued its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Short-Term U.S. Government Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Short-Term U.S. Government Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (87.9%, 0.5% and 2.2%, respectively, at October 31, 2012). Effective November 1, 2012, the Fund began investing in the CMBS Portfolio managed by an affiliate of EVM. The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Short-Term U.S. Government Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, D.C. or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Short-Term U.S. Government Portfolio is discussed in Note 1A of such Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio, CMBS Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio (the Portfolio) are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

14

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Notes to Financial Statements — continued

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $32,525,247 and current year deferred capital losses of $3,712,374 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820), October 31, 2016 ($594,536), October 31, 2017 ($766,153), October 31, 2018 ($16,698,377) and October 31, 2019 ($12,263,375), respectively. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$12,966,351	$15,471,135

During the period ended October 31, 2012, accumulated net realized loss was decreased by $520,447, accumulated undistributed net investment income was increased by $3,221,997 and paid-in capital was decreased by $3,742,444 due to expired capital loss carryforwards and differences between book

15

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Notes to Financial Statements — continued

and tax accounting, primarily for paydown gain (loss), premium amortization, mixed straddles, swap contracts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$201,740
Capital loss carryforward and deferred capital losses	$(36,237,621)
Net unrealized appreciation	$32,956,292
Other temporary differences	$(201,840)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, futures contracts, premium amortization, defaulted bond interest and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund’s Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2012, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $2,187,591 or 0.51% of the Fund’s average daily net assets. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $10,920 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $22,689 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s and BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $561,088 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts therefore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $66,996 and $767,077 for Class B and Class C shares, respectively, representing 0.75% and 0.60% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,478,000 and $16,836,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $22,332 and $319,615 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending

16

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Notes to Financial Statements — continued

on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $4,000, $24,000 and $14,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Short-Term U.S. Government Portfolio	$65,162,781	$111,718,276
Floating Rate Portfolio	6,707,450	10,552,906
Government Obligations Portfolio	—	—

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	8,345,934	10,289,717
Issued to shareholders electing to receive payments of distributions in Fund shares	704,746	814,774
Redemptions	(13,034,312)	(20,930,005)
Exchange from Class B shares	108,080	201,016

Net decrease	(3,875,552)	(9,624,498)

	Year Ended October 31,
Class B	2012	2011

Sales	127,901	599,651
Issued to shareholders electing to receive payments of distributions in Fund shares	20,943	18,945
Redemptions	(314,775)	(346,081)
Exchange to Class A shares	(107,927)	(200,748)

Net increase (decrease)	(273,858)	71,767

17

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2012	2011

Sales	3,486,609	4,094,291
Issued to shareholders electing to receive payments of distributions in Fund shares	311,363	312,018
Redemptions	(4,423,211)	(7,627,521)

Net decrease	(625,239)	(3,221,212)

	Year Ended October 31,
Class I	2012	2011

Sales	7,633,964	4,302,116
Issued to shareholders electing to receive payments of distributions in Fund shares	105,975	77,544
Redemptions	(6,855,392)	(4,256,734)

Net increase	884,547	122,926

8  Name Change

Effective November 13, 2012, the name of Eaton Vance Low Duration Government Income Fund was changed from Eaton Vance Low Duration Fund.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012 and October 31, 2011, the Fund’s investments in Floating Rate Portfolio and Government Obligations Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

18

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Government Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2012

19

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

20

Short-Term U.S. Government Portfolio

October 31, 2012

Portfolio of Investments

Mortgage Pass-Throughs — 47.8%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.24%, with maturity at 2020(1)	$638	$657,009
2.344%, with various maturities to 2037(1)	2,266	2,377,818
2.366%, with various maturities to 2022(1)	3,687	3,805,607
2.417%, with maturity at 2023(1)	1,821	1,893,801
2.529%, with maturity at 2035(1)	5,746	5,994,193
2.90%, with maturity at 2035(1)	4,224	4,499,438
3.00%, with maturity at 2034(1)	2,180	2,328,754
3.129%, with maturity at 2022(1)	369	383,090
3.274%, with maturity at 2029(1)	1,076	1,103,702
3.281%, with maturity at 2032(1)	1,585	1,628,881
3.409%, with maturity at 2025(1)	1,549	1,647,627
3.858%, with maturity at 2034(1)	949	1,035,868
4.072%, with maturity at 2037(1)	4,591	5,011,788
4.315%, with maturity at 2030(1)	1,568	1,711,950
4.50%, with various maturities to 2035	7,851	8,451,563
4.712%, with maturity at 2033(1)	5,769	6,297,617
4.896%, with maturity at 2032(1)	794	854,965
5.00%, with various maturities to 2018	4,760	5,133,935
5.50%, with various maturities to 2018	2,818	3,018,271
6.00%, with various maturities to 2035	8,331	9,540,936
6.50%, with various maturities to 2030	2,144	2,352,694
7.00%, with various maturities to 2035	1,751	2,092,870
7.50%, with various maturities to 2017	516	542,119
8.00%, with various maturities to 2025	303	336,533
9.25%, with maturity at 2017	4	4,717

		$72,705,746

Federal National Mortgage Association:
2.264%, with maturity at 2031(1)	$4,501	$4,719,243
2.319%, with various maturities to 2037(1)	1,539	1,608,224
2.344%, with various maturities to 2035(1)	5,279	5,556,516
2.366%, with maturity at 2032(1)	2,406	2,525,024
2.417%, with maturity at 2031(1)	5,635	5,809,150
2.504%, with maturity at 2018(1)	60	61,533
2.573%, with maturity at 2037(1)	5,263	5,553,083
2.606%, with maturity at 2019(1)	1,845	1,914,099
2.614%, with maturity at 2040(1)	1,623	1,720,658
2.627%, with maturity at 2020(1)	920	951,410
2.69%, with maturity at 2018(1)	417	430,390
2.824%, with maturity at 2029(1)	369	379,609
2.875%, with maturity at 2018(1)	38	38,868
2.877%, with maturity at 2036(1)	514	530,491
3.002%, with maturity at 2030(1)	894	927,525
3.223%, with maturity at 2030(1)	3,299	3,447,978

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
3.229%, with maturity at 2034(1)	$4,105	$4,418,204
3.286%, with maturity at 2036(1)	1,873	1,930,579
3.299%, with maturity at 2030(1)	1,435	1,533,721
3.432%, with maturity at 2021(1)	819	857,084
3.651%, with maturity at 2021(1)	863	897,715
3.664%, with maturity at 2034(1)	6,577	7,178,801
3.712%, with maturity at 2021(1)	1,403	1,460,509
3.798%, with maturity at 2035(1)	2,602	2,839,975
3.835%, with maturity at 2036(1)	509	535,300
3.949%, with maturity at 2034(1)	4,211	4,596,301
4.103%, with maturity at 2033(1)	1,500	1,637,583
4.154%, with maturity at 2035(1)	1,849	2,018,045
4.177%, with maturity at 2036(1)	3,476	3,794,439
4.381%, with maturity at 2035(1)	3,425	3,738,984
4.581%, with maturity at 2029(1)	3,226	3,521,765
4.618%, with maturity at 2034(1)	1,938	2,115,113
4.758%, with maturity at 2034(1)	3,794	4,141,088
5.00%, with various maturities to 2019(2)	6,670	7,234,915
6.00%, with various maturities to 2031	4,664	5,206,022
6.325%, with maturity at 2032(1)	573	625,857
6.50%, with various maturities to 2019	348	368,906
7.00%, with various maturities to 2035	14,045	16,598,128
8.00%, with various maturities to 2034	1,756	2,184,537
9.224%, with maturity at 2018(3)	240	266,132
9.50%, with maturity at 2022	420	482,063

		$116,355,567

Government National Mortgage Association:
1.625%, with various maturities to 2027(1)	$648	$671,135
2.00%, with maturity at 2026(1)	321	339,517
5.00%, with maturity at 2018	2,220	2,402,718
8.25%, with maturity at 2020	222	259,981
9.00%, with maturity at 2017	253	282,982

		$3,956,333

Total Mortgage Pass-Throughs (identified cost $186,382,555)		$193,017,646

Collateralized Mortgage Obligations — 11.8%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(4)	$7,802	$1,250,194
Series 1395, Class F, 1.719%, 10/15/22(5)	71	71,317
Series 2135, Class JZ, 6.00%, 3/15/29	3,386	3,697,650

21	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 3030, (Interest Only), Class SL, 5.886%, 9/15/35(4)(6)	$12,131	$2,249,241
Series 3114, (Interest Only), Class TS, 6.436%, 9/15/30(4)(6)	24,373	4,960,659
Series 3339, (Interest Only), Class JI, 6.376%, 7/15/37(4)(6)	9,834	1,812,191
Series 3872, (Interest Only), Class NI, 5.50%, 12/15/21(4)	21,992	3,037,294

		$17,078,546

Federal National Mortgage Association:
Series G93-17, Class FA, 1.219%, 4/25/23(5)	$169	$172,125
Series G93-36, Class ZQ, 6.50%, 12/25/23	768	875,403
Series G97-4, Class FA, 1.019%, 6/17/27(5)	585	593,850
Series 296, (Interest Only), Class 2, 8.00%, 4/1/24(4)	2,222	460,872
Series 1993-203, Class PL, 6.50%, 10/25/23	867	980,775
Series 1993-250, Class Z, 7.00%, 12/25/23	197	207,746
Series 1994-14, Class F, 2.669%, 10/25/23(5)	895	921,727
Series 2001-4, Class GA, 9.646%, 4/17/25(3)	150	171,443
Series 2005-68, (Interest Only), Class XI, 6.00%, 8/25/35(4)	10,099	2,146,001
Series 2006-65, (Interest Only), Class PS, 7.009%, 7/25/36(4)(6)	9,066	1,665,168
Series 2007-99, (Interest Only), Class SD, 6.189%, 10/25/37(4)(6)	15,107	2,223,187
Series 2009-48, Class WA, 5.86%, 7/25/39(3)	2,138	2,424,379
Series 2009-62, Class WA, 5.552%, 8/25/39(3)	3,005	3,388,178
Series 2009-93, (Interest Only), Class SC, 5.939%, 11/25/39(4)(6)	22,835	3,673,952
Series 2010-13, (Interest Only), Class PI, 5.00%, 11/25/38(4)	21,575	1,681,786
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(4)	9,715	1,713,069
Series 2011-13, (Interest Only), Class AI, 4.50%, 7/25/21(4)	19,350	1,749,010
Series 2011-59, (Interest Only), Class IW, 6.00%, 7/25/41(4)	9,896	1,954,107
Series 2011-82, (Interest Only), Class AI, 5.50%, 8/25/26(4)	23,192	2,669,864

		$29,672,642

Government National Mortgage Association:
Series 2000-30, Class F, 0.764% , 12/16/22(5)	$950	$958,280

Total Collateralized Mortgage Obligations (identified cost $45,457,004)		$47,709,468

Commercial Mortgage-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value
GMACC, Series 2003-C2, Class A1, 4.576%, 5/10/40	$270	$271,572

Total Commercial Mortgage-Backed Securities (identified cost $271,304)		$271,572

U.S. Government Agency Obligations — 31.2%
Security	Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,772,205
5.77%, 1/5/27	3,000	4,162,827

		$10,935,032

Federal Home Loan Bank:
4.125%, 3/13/20	$10,000	$11,864,020
4.625%, 9/11/20	1,735	2,135,950
5.365%, 9/9/24	8,000	10,634,232
5.375%, 9/30/22	10,135	13,284,248
5.375%, 8/15/24	3,500	4,635,141
5.75%, 6/12/26	12,000	16,350,504

		$58,904,095

United States Agency for International Development — Israel:
0.00%, 5/1/20	$1,100	$955,805
0.00%, 3/15/21	20,000	17,100,900
5.50%, 12/4/23	6,775	8,968,237
5.50%, 4/26/24	22,000	29,292,692

		$56,317,634

Total U.S. Government Agency Obligations (identified cost $103,382,864)		$126,156,761

Short-Term Investments — 10.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(7)	$42,080	$42,079,772

Total Short-Term Investments (identified cost $42,079,772)		$42,079,772

Total Investments — 101.3% (identified cost $377,573,499)		$409,235,219

Other Assets, Less Liabilities — (1.3)%		$(5,366,256)

Net Assets — 100.0%		$403,868,963

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

GMACC	–	GMAC Commercial Mortgage Securities, Inc.

(1)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

22	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Portfolio of Investments — continued

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(7)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

23	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $335,493,727)	$367,155,447
Affiliated investment, at value (identified cost, $42,079,772)	42,079,772
Interest receivable	2,334,650
Interest receivable from affiliated investment	4,035
Receivable for investments sold	445,108
Receivable for open swap contracts	438,820
Total assets	$412,457,832

Liabilities
Payable for investments purchased	$8,159,426
Payable for variation margin on open financial futures contracts	206,244
Payable to affiliate:
Investment adviser fee	169,728
Trustees’ fees	1,323
Accrued expenses	52,148
Total liabilities	$8,588,869
Net Assets applicable to investors’ interest in Portfolio	$403,868,963

Sources of Net Assets
Investors’ capital	$371,868,033
Net unrealized appreciation	32,000,930
Total	$403,868,963

24	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest	$12,988,944
Interest allocated from affiliated investment	21,600
Expenses allocated from affiliated investment	(2,541)
Total investment income	$13,008,003

Expenses
Investment adviser fee	$2,035,119
Trustees’ fees and expenses	16,943
Custodian fee	183,733
Legal and accounting services	48,659
Miscellaneous	16,460
Total expenses	$2,300,914
Deduct —
Reduction of custodian fee	$30
Total expense reductions	$30

Net expenses	$2,300,884

Net investment income	$10,707,119

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,360,292
Investment transactions allocated from affiliated investment	301
Financial futures contracts	(6,338,523)
Net realized loss	$(1,977,930)
Change in unrealized appreciation (depreciation) —
Investments	$5,443,334
Financial futures contracts	99,218
Swap contracts	438,820
Net change in unrealized appreciation (depreciation)	$5,981,372

Net realized and unrealized gain	$4,003,442

Net increase in net assets from operations	$14,710,561

25	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$10,707,119	$12,793,160
Net realized loss from investment transactions and financial futures contracts	(1,977,930)	(11,326,819)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	5,981,372	851,118
Net increase in net assets from operations	$14,710,561	$2,317,459
Capital transactions —
Contributions	$87,470,108	$97,340,902
Withdrawals	(130,503,370)	(194,170,292)
Net decrease in net assets from capital transactions	$(43,033,262)	$(96,829,390)

Net decrease in net assets	$(28,322,701)	$(94,511,931)

Net Assets
At beginning of year	$432,191,664	$526,703,595
At end of year	$403,868,963	$432,191,664

26	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.56%	0.57%	0.58%	0.63%
Net investment income	2.63%	2.68%	2.87%	3.23%	3.96%
Portfolio Turnover	15%	6%	26%	34%	24%

Total Return	3.72%	0.63%	3.65%	7.76%	4.34%

Net assets, end of year (000’s omitted)	$403,869	$432,192	$526,704	$333,865	$116,214

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

27	See Notes to Financial Statements.

Short-Term U.S. Government Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Short-Term U.S. Government Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund), Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Short Term Real Return Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 87.9%, 9.1%, 0.02%, 0.03% and 0.03%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

28

Short-Term U.S. Government Portfolio

October 31, 2012

Notes to Financial Statements — continued

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

J  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO securities can be unusually volatile to changes in interest rates.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $2,035,119.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$—	$11,541,949
U.S. Government and Agency Securities	57,125,974	89,596,932

	$57,125,974	$101,138,881

29

Short-Term U.S. Government Portfolio

October 31, 2012

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$380,205,645

Gross unrealized appreciation	$31,300,087
Gross unrealized depreciation	(2,270,513)

Net unrealized appreciation	$29,029,574

The net unrealized appreciation on swap contracts at October 31, 2012 on a federal income tax basis was $438,820.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and swap contracts may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/12	250 U.S. 5-Year Treasury Note	Short	$(31,072,265)	$(31,062,500)	$9,765
12/12	400 U.S. 10-Year Treasury Note	Short	(53,103,125)	(53,212,500)	(109,375)

					$(99,610)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Effective Date/ Termination Date	Net Unrealized Appreciation

Deutsche Bank AG	$10,000	Pays	3-month USD-LIBOR-BBA	2.61%	June 1, 2017/June 1, 2022	$13,090
Deutsche Bank AG	10,000	Receives	3-month USD-LIBOR-BBA	2.82	June 1, 2017/June 1, 2047	425,730

						$438,820

The effective date represents the date on which the Portfolio and the counterparty to the interest rate swap contract begin interest payment accruals.

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio utilizes various interest rate derivatives including U.S. Treasury futures and interest rate swaps to change the overall duration of the portfolio and to hedge against fluctuations in securities prices due to change in interest rates.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the

30

Short-Term U.S. Government Portfolio

October 31, 2012

Notes to Financial Statements — continued

Portfolio for those derivatives in a liability position. At October 31, 2012, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $438,820, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $438,820. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2012 were as follows:

	Fair Value
Derivative	Asset Derivatives		Liability Derivatives

Futures contracts	$9,765	(1)	$(109,375	)(1)
Swap contracts	438,820	(2)	—

Total	$448,585		$(109,375)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$(6,338,523)	$99,218
Swap contracts	$—	$438,820

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts, respectively.

The average notional amounts of futures contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $83,500,000 and $9,231,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

31

Short-Term U.S. Government Portfolio

October 31, 2012

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$193,017,646	$—	$193,017,646
Collateralized Mortgage Obligations	—	47,709,468	—	47,709,468
Commercial Mortgage-Backed Securities	—	271,572	—	271,572
U.S. Government Agency Obligations	—	126,156,761	—	126,156,761
Short-Term Investments	—	42,079,772	—	42,079,772

Total Investments	$—	$409,235,219	$—	$409,235,219
Futures Contracts	$9,765	$—	$—	$9,765
Interest Rate Swaps	—	438,820	—	438,820

Total	$9,765	$409,674,039	$—	$409,683,804

Liability Description
Futures Contracts	$(109,375)	$—	$—	$(109,375)

Total	$(109,375)	$—	$—	$(109,375)

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

32

Short-Term U.S. Government Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Short-Term U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities of Short-Term U.S. Government Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Short- Term U.S. Government Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 20, 2012

33

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), MSAR Completion Portfolio (MSARCP), Short Duration High Income Portfolio (SDHIP) and Short-Term U.S. Government Portfolio (STUSGP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007, of MSARCP since 2010 and of SDHIP since 2012

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Of the Trust and of each Portfolio except SDHIP since 2011 and of SDHIP since 2012

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP, GOP and STUSGP since 2005, of MSARCP since 2010 and of SDHIP since 2012	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2007, of MSARCP since 2010 and of SDHIP since 2012

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

34

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003, of MSARCP since 2010 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP, GOP and STUSGP since 2003, of MSARCP since 2010 and of SDHIP since 2012

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust, FRP, GOP and STUSGP since 2008, of MSARCP since 2010 and of SDHIP since 2012

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and GOP since 1998, of FRP since 2000, of STUSGP since 2002, of MSARCP since 2010 and of SDHIP since 2012

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Of the Trust and of each Portfolio except SDHIP since 2011 and of SDHIP since 2012

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP, GOP and STUSGP since 2005, of MSARCP since 2010 and of SDHIP since 2012

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

35

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR.

Susan Schiff 1961	President of GOP and STUSGP	Since 2012	Vice President of EVM and BMR.

Payson F. Swaffield 1956	President of MSARCP and Vice President of the Trust, FRP, GOP, SDHIP and STUSGP	President of MSARCP since 2010 and Vice President of the Trust, FRP, GOP and STUSGP since 2011 and of SDHIP since 2012	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael W. Weilheimer 1961	President of SDHIP	Since 2012	Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of FRP, GOP and STUSGP since 2008, of MSARCP since 2010 and of SDHIP since 2012	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust and each Portfolio except SDHIP since 2011 and of SDHIP since 2012; Secretary of the Trust, FRP, GOP and STUSGP since 2007, of MSARCP since 2010 and of SDHIP since 2012; and Chief Legal Officer of the Trust, FRP, GOP and STUSGP since 2008, of MSARCP since 2010 and of SDHIP since 2012	Vice President of EVM and BMR.

36

Eaton Vance

Low Duration Government Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP, GOP and STUSGP since 2004, of MSARCP since 2010 and of SDHIP since 2012	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Short-Term U.S. Government Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Low Duration Government Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1560-12/12 LDSRC

Eaton Vance Global Macro Absolute Return Advantage Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Global Macro Absolute Return Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 54

Federal Tax Information	19

Management and Organization	55

Important Notices	58

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ending October 31, 2012 was a year dominated by central bank easing. The most aggressive action took place in developed-market countries that are burdened with debt. The European Central Bank (ECB) offered low-interest, three-year loans to banks, as the region’s debt crisis made it difficult for banks to fund their operations in the public markets. The ECB also cut its main interest rate three times, to a record low of 0.75%, and unveiled a plan to buy bonds of troubled eurozone governments. With their key policy rates already near zero, the U.S. Federal Reserve (the Fed), Bank of Japan and Bank of England relied on quantitative easing to try to reduce longer-term borrowing costs and spur economic growth. In addition, the Fed continued with “Operation Twist,” a stimulus program that was set to expire in June 2012 but that was extended through the end of 2012.

In the United States, gross domestic product (GDP) growth slid from an annual rate of 4.1% in the fourth quarter of 2011 to 2.7% or less in each of the next three quarters. Growth in Germany and Japan also decelerated, Spain and Italy entered recession, and France appeared to be heading in that direction. Latin American and emerging Asian economies grew faster than their developed-market counterparts. However, their growth rates slowed, causing central banks in Brazil, China and other countries in these regions to reduce interest rates.

The world’s bond markets generally posted positive returns during the fiscal year. Higher-risk securities delivered some of the strongest gains, as investors chased yield in the low-rate environment. For example, local bond prices appreciated throughout much of the emerging world. In the foreign exchange markets, most Latin American and Asian currencies strengthened versus the U.S. dollar, and most Central and Eastern European currencies strengthened versus the euro. On a total return basis, the Mexican peso and Philippine peso did especially well versus the U.S. dollar, while the Polish zloty was a standout performer versus the euro.

Fund Performance

For the fiscal year ending October, 31, 2012, Eaton Vance Global Macro Absolute Return Advantage Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 4.79%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index)2, gained 0.08% during the period.

In Asia, the Fund benefited from long positions in several currencies, particularly the Philippine peso. The peso appreciated on reports of better-than-expected economic growth in the Philippines and a narrowing of the country’s budget deficit. Alternatively, a short position in the Japanese yen was unfavorable given the attraction of the yen as a safe-haven currency, as well as positive real rates of return on Japanese government bonds.

In Central and Eastern Europe, exposure to euro-denominated Polish debt was helpful. Poland has been working to meet the Maastricht Treaty criteria so that it can join the eurozone, and these efforts have strengthened the country’s economic fundamentals. In Western Europe, the Fund was short eurozone sovereign credit. A short position in Spain added to performance versus the Index because of Spain’s ongoing debt problems. However, a short position in France detracted from performance versus the Index, as the French credit remained strong during the period due to technical reasons.

One of the biggest contributors in Latin America was a long position in the Mexican peso. Mexico had elections in July 2012, and investors were optimistic that the new administration would institute reforms to improve the country’s long-run economic growth potential. On the negative side, a short position in Argentinian credit default swaps did poorly. The cost to insure Argentina’s bonds spiked near the end of the period due to a surprise court ruling related to the country’s debt restructuring of several years ago.

In Africa, both long and short currency positions contributed to the Fund’s return, although a long position in the Nigerian naira was particularly helpful. Nigeria’s government bills had strong yields, and the country saw increased capital flows based on its ability to export oil. Furthermore, its debt was added to key benchmark indices in the latter part of the fiscal year.

The Fund’s commodity exposure did not have a meaningful impact on performance versus the Index. The Fund was long platinum and short gold, and both precious metals posted relatively flat returns during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Performance2,3

Portfolio Managers John R. Baur, Michael A. Cirami, CFA and Eric Stein, CFA

% Average Annual Total Returns		Inception Date	One Year	Since Inception
Class A at NAV		08/31/2010	4.79%	2.50%
Class A with 4.75% Maximum Sales Charge		—	–0.18	0.22
Class C at NAV		08/31/2010	4.02	1.82
Class C with 1% Maximum Sales Charge		—	3.02	1.82
Class I at NAV		08/31/2010	5.09	2.82
Class R at NAV		12/01/2010	4.48	2.09
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index		08/31/2010	0.08%	0.11%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R
Gross	1.87%	2.56%	1.57%	2.17%
Net	1.55	2.25	1.25	1.75

Performance of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$ 10,000	08/31/2010	$10,549	$10,047
Class C	$ 10,000	08/31/2010	$10,400	N.A.
Class R	$10,000	12/01/2010	$10,404	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Fund Profile5

Asset Allocation (% of net assets)6

*	Net securities sold short.

Foreign Currency Exposure (% of net assets)7

India	13.6%	Sri Lanka	3.6%
Malaysia	10.0	Poland	3.0
China	9.9	Georgia	2.4
Serbia	9.6	Peru	2.0
Nigeria	9.2	Ghana	0.4
Mexico	9.0	New Zealand	0.2
South Korea	8.1	Hong Kong	0.1
Turkey	6.3	United Kingdom	0.0	*
Philippines	5.7	Hungary	-0.1
Platinum	5.1	Gold	-1.0
Singapore	4.1	South Africa	-3.9
Brazil	4.1	Japan	-4.6
Norway	3.9	Australia	-5.6
Sweden	3.9	Taiwan	-9.6
		Euro	-29.5

		Total Long	114.2

		Total Short	-54.3

		Total Net	59.9

*	Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

The Gross Expense Ratios are as stated in the Fund’s most recent prospectus. Net expense ratios exclude interest expenses associated with certain investment transactions. Net expense ratios reflect contractual expense reimbursements that continue through 2/28/13. Without the reimbursements, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statement of Assets and Liabilities for details.
[7]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,023.90	$10.43	**	2.05%
Class C	$1,000.00	$1,020.10	$13.96	**	2.75%
Class I	$1,000.00	$1,025.90	$8.91	**	1.75%
Class R	$1,000.00	$1,022.00	$11.44	**	2.25%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.80	$10.38	**	2.05%
Class C	$1,000.00	$1,011.30	$13.90	**	2.75%
Class I	$1,000.00	$1,016.30	$8.87	**	1.75%
Class R	$1,000.00	$1,013.80	$11.39	**	2.25%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $800,433,670)	$792,230,081
Receivable for Fund shares sold	1,801,636
Total assets	$794,031,717

Liabilities
Payable for Fund shares redeemed	$945,167
Payable to affiliates:
Distribution and service fees	148,447
Trustees’ fees	42
Due to Affiliate	23,588
Accrued expenses	186,763
Total liabilities	$1,304,007
Net Assets	$792,727,710

Sources of Net Assets
Paid-in capital	$773,884,235
Accumulated net realized gain from Portfolio	37,280,189
Accumulated distributions in excess of net investment income	(10,233,125)
Net unrealized depreciation from Portfolio	(8,203,589)
Total	$792,727,710

Class A Shares
Net Assets	$243,609,332
Shares Outstanding	23,740,744
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.26
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.77

Class C Shares
Net Assets	$98,230,050
Shares Outstanding	9,657,613
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.17

Class I Shares
Net Assets	$448,056,790
Shares Outstanding	43,509,501
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.30

Class R Shares
Net Assets	$2,831,538
Shares Outstanding	277,175
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.22

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio (net of foreign taxes, $176,076)	$46,292,693
Dividends allocated from Portfolio (net of foreign taxes, $11,342)	171,749
Expenses allocated from Portfolio	(12,752,904)
Total investment income from Portfolio	$33,711,538

Expenses
Distribution and service fees
Class A	$729,162
Class C	1,058,447
Class R	11,216
Trustees’ fees and expenses	500
Custodian fee	38,236
Transfer and dividend disbursing agent fees	570,220
Legal and accounting services	46,859
Printing and postage	77,607
Registration fees	53,701
Miscellaneous	15,180
Total expenses	$2,601,128

Net investment income	$31,110,410

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions (including a gain of $50,029 from precious metals)	$(29,998,986)
Securities sold short	2,395,177
Futures contracts	3,774,344
Swap contracts	(4,750,813)
Forward commodity contracts	(90,106)
Foreign currency and forward foreign currency exchange contract transactions	40,395,733
Net realized gain	$11,725,349
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $308,090 from precious metals)	$28,195,981
Written options	2,554,742
Securities sold short	(7,884,423)
Futures contracts	(2,990,626)
Swap contracts	(12,353,461)
Forward commodity contracts	194,368
Foreign currency and forward foreign currency exchange contracts	(14,344,105)
Net change in unrealized appreciation (depreciation)	$(6,627,524)

Net realized and unrealized gain	$5,097,825

Net increase in net assets from operations	$36,208,235

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$31,110,410	$10,830,753
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	11,725,349	(11,809,261)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(6,627,524)	(1,642,657)
Net increase (decrease) in net assets from operations	$36,208,235	$(2,621,165)
Distributions to shareholders —
From net investment income
Class A	$(6,346,535)	$—
Class C	(2,183,186)	—
Class I	(12,792,634)	—
Class R	(49,483)	—
From net realized gain
Class A	—	(225,570)
Class C	—	(73,599)
Class I	—	(260,981)
Class R	—	(132)
Total distributions to shareholders	$(21,371,838)	$(560,282)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$125,831,134	$359,517,372
Class C	20,529,855	116,978,555
Class I	225,780,742	620,698,978
Class R	1,441,511	1,817,382
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,778,419	201,497
Class C	1,461,426	51,842
Class I	7,791,018	156,721
Class R	49,457	131
Cost of shares redeemed
Class A	(161,233,028)	(125,933,928)
Class C	(38,429,113)	(11,865,026)
Class I	(257,049,122)	(212,911,428)
Class R	(333,566)	(183,140)
Net increase (decrease) in net assets from Fund share transactions	$(68,381,267)	$748,528,956

Net increase (decrease) in net assets	$(53,544,870)	$745,347,509

Net Assets
At beginning of year	$846,272,580	$100,925,071
At end of year	$792,727,710	$846,272,580

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(10,233,125)	$11,446,150

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$10.050		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.387		$0.171		$0.028
Net realized and unrealized gain (loss)	0.078		(0.163)		0.032

Total income from operations	$0.465		$0.008		$0.060

Less Distributions
From net investment income	$(0.255)		$—		$—
From net realized gain	—		(0.018)		—

Total distributions	$(0.255)		$(0.018)		$—

Net asset value — End of period	$10.260		$10.050		$10.060

Total Return(3)	4.79%		0.07%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$243,609		$268,739		$36,143
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.02	%(8)	1.80	%(8)	1.55	%(9)
Net investment income	3.87%		1.69%		1.69	%(9)
Portfolio Turnover of the Portfolio	91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes interest and dividend expense primarily on securities sold short of 0.47% and 0.25% for the years ended October 31, 2012 and 2011, respectively.

(9)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$9.980		$10.060		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.315		$0.101		$0.015
Net realized and unrealized gain (loss)	0.075		(0.163)		0.045

Total income (loss) from operations	$0.390		$(0.062)		$0.060

Less Distributions
From net investment income	$(0.200)		$—		$—
From net realized gain	—		(0.018)		—

Total distributions	$(0.200)		$(0.018)		$—

Net asset value — End of period	$10.170		$9.980		$10.060

Total Return(3)	4.02%		(0.62)%		0.60	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$98,230		$112,833		$8,747
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.72	%(8)	2.49	%(8)	2.25	%(9)
Net investment income	3.17%		1.01%		0.89	%(9)
Portfolio Turnover of the Portfolio	91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes interest and dividend expense primarily on securities sold short of 0.47% and 0.24% for the years ended October 31, 2012 and 2011, respectively.

(9)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$10.090		$10.070		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.419		$0.204		$0.025
Net realized and unrealized gain (loss)	0.076		(0.166)		0.045

Total income from operations	$0.495		$0.038		$0.070

Less Distributions
From net investment income	$(0.285)		$—		$—
From net realized gain	—		(0.018)		—

Total distributions	$(0.285)		$(0.018)		$—

Net asset value — End of period	$10.300		$10.090		$10.070

Total Return(3)	5.09%		0.37%		0.70	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$448,057		$463,076		$56,036
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.72	%(8)	1.50	%(8)	1.25	%(9)
Net investment income	4.17%		2.02%		1.50	%(9)
Portfolio Turnover of the Portfolio	91%		50%		7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% and 1.38% of average daily net assets for the year ended October 31, 2011 and for the period from the start of business, August 31, 2010, to October 31, 2010, respectively). Absent this reimbursement, total return would be lower.

(8)	Includes interest and dividend expense primarily on securities sold short of 0.47% and 0.25% for the years ended October 31, 2012 and 2011, respectively.

(9)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class R
	Year Ended October 31, 2012		Period Ended October 31, 2011(1)
Net asset value — Beginning of period	$10.040		$10.100

Income (Loss) From Operations
Net investment income(2)	$0.373		$0.138
Net realized and unrealized gain (loss)	0.071		(0.180)

Total income (loss) from operations	$0.444		$(0.042)

Less Distributions
From net investment income	$(0.264)		$—
From net realized gain	—		(0.018)

Total distributions	$(0.264)		$(0.018)

Net asset value — End of period	$10.220		$10.040

Total Return(3)	4.48%		(0.42	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,832		$1,625
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	2.22	%(8)	2.10	%(8)(9)
Net investment income	3.74%		1.50	%(9)
Portfolio Turnover of the Portfolio	91%		50	%(10)

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.07% of average daily net assets for the period from commencement of operations on December 1, 2010 to October 31, 2011). Absent this reimbursement, total return would be lower.

(8)

Includes interest and dividend expense primarily on securities sold short of 0.47% and 0.35% for the year ended October 31, 2012 and the period from commencement of operations on December 1, 2010 to October 31, 2011, respectively.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2011.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (66.7% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund had a net investment loss of $19,248,844 incurred after December 31, 2011. This net loss is treated as arising on the first day of the Fund’s taxable year ending October 31, 2013.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end which is subjet to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$21,371,838	$94,314
Long-term capital gains	$0	$465,968

During the year ended October 31, 2012, accumulated net realized gain was increased by $30,161,680, accumulated undistributed net investment income was decreased by $31,417,847 and paid-in capital was increased by $1,256,167 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, dividend redesignations, foreign currency gain (loss), futures contracts, option contracts and the Portfolio’s investment in a subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$41,627,057
Late year ordinary losses	$(19,248,844)
Net unrealized depreciation	$(3,534,738)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, tax accounting for straddle transactions, swap contracts, partnership allocations and premium amortization.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2012, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.55%, 2.25%, 1.25% and 1.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $13,444 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $15,637 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $729,162 for Class A shares.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $793,835 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2012, the Fund paid or accrued to EVD $5,608 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $264,612 and $5,608 for Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $52,000 and $7,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $111,608,611 and $203,503,201, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	12,579,645	35,604,483
Issued to shareholders electing to receive payments of distributions in Fund shares	598,800	20,049
Redemptions	(16,166,942)	(12,486,972)

Net increase (decrease)	(2,988,497)	23,137,560

	Year Ended October 31,
Class C	2012	2011

Sales	2,067,110	11,610,484
Issued to shareholders electing to receive payments of distributions in Fund shares	151,758	5,168
Redemptions	(3,865,007)	(1,181,384)

Net increase (decrease)	(1,646,139)	10,434,268

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class I	2012	2011

Sales	22,506,690	61,387,710
Issued to shareholders electing to receive payments of distributions in Fund shares	806,523	15,578
Redemptions	(25,695,039)	(21,077,892)

Net increase (decrease)	(2,381,826)	40,325,396

Class R	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	143,847	179,969
Issued to shareholders electing to receive payments of distributions in Fund shares	5,136	13
Redemptions	(33,632)	(18,158)

Net increase	115,351	161,824

(1)	For the period from commencement of operations on December 1, 2010 to October 31, 2011.

17

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

18

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit.  The Fund paid foreign taxes of $187,418 and recognized foreign source income of $44,119,625.

Capital Gains Dividends.  The Fund designates $28,350,886 as a capital gain dividend.

19

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Foreign Government Bonds — 41.0%

Security	Principal Amount		Value

Albania — 0.3%
Republic of Albania, 7.50%, 11/4/15	EUR	2,776,000	$3,672,772

Total Albania			$3,672,772

Brazil — 0.8%
Nota do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	17,693,933	$9,528,714

Total Brazil			$9,528,714

Cyprus — 1.2%
Republic of Cyprus, 3.75%, 6/3/13	EUR	7,636,000	$9,155,092
Republic of Cyprus, 3.75%, 11/1/15	EUR	1,290,000	1,263,388
Republic of Cyprus, 4.375%, 7/15/14	EUR	300,000	327,213
Republic of Cyprus, 4.625%, 2/3/20	EUR	3,759,000	3,222,977

Total Cyprus			$13,968,670

Georgia — 1.7%
Georgia Treasury Bond, 6.80%, 7/12/14	GEL	3,000,000	$1,803,174
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	8,633,000	5,234,168
Georgia Treasury Bond, 8.50%, 7/26/17	GEL	2,257,000	1,391,602
Georgia Treasury Bond, 8.90%, 1/12/14	GEL	3,710,000	2,283,902
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	2,030,000	1,250,747
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	1,290,000	832,334
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	2,100,000	1,417,486
Georgia Treasury Bond, 12.00%, 6/15/13	GEL	500,000	311,008
Georgia Treasury Bond, 12.00%, 9/15/15	GEL	500,000	338,516
Georgia Treasury Bond, 12.20%, 5/13/13	GEL	3,421,000	2,121,090
Georgia Treasury Bond, 12.80%, 2/10/13	GEL	3,100,000	1,900,027
Georgia Treasury Bond, 13.80%, 12/16/12	GEL	2,871,000	1,746,445

Total Georgia			$20,630,499

Germany — 2.9%
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	18,400,000	$34,228,012

Total Germany			$34,228,012

Ghana — 0.4%
Ghana Government Bond, 23.00%, 8/21/17	GHS	8,200,000	$4,907,086

Total Ghana			$4,907,086

Hungary — 3.4%
National Bank of Hungary, 8.875%, 11/1/13	USD	3,820,000	$3,922,350
Republic of Hungary, 3.50%, 7/18/16	EUR	6,304,000	7,872,524
Republic of Hungary, 4.375%, 7/4/17	EUR	8,864,000	11,232,977

Security	Principal Amount		Value

Hungary (continued)
Republic of Hungary, 4.50%, 1/29/14	EUR	11,286,000	$14,818,218
Republic of Hungary, 5.50%, 5/6/14	GBP	1,181,000	1,934,425

Total Hungary			$39,780,494

Mexico — 5.0%
Mexican Bonos, 7.00%, 6/19/14	MXN	233,240,000	$18,476,049
Mexican Bonos, 8.00%, 12/19/13	MXN	220,530,000	17,455,841
Mexican Bonos, 9.00%, 6/20/13	MXN	162,200,000	12,725,317
Mexican Bonos, 9.50%, 12/18/14	MXN	132,350,000	11,039,450

Total Mexico			$59,696,657

New Zealand — 4.5%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	9,220,000	$8,449,016
New Zealand Government Bond, 5.50%, 4/15/23	NZD	3,690,000	3,565,124
New Zealand Government Bond, 6.00%, 12/15/17	NZD	9,220,000	8,730,820
New Zealand Government Bond, 6.00%, 5/15/21	NZD	33,297,000	32,858,098

Total New Zealand			$53,603,058

Nigeria — 0.3%
Nigeria Treasury Bond, 16.39%, 1/27/22	NGN	422,331,000	$3,127,148

Total Nigeria			$3,127,148

Philippines — 1.4%
Republic of the Philippines, 6.25%, 1/14/36	PHP	417,000,000	$11,900,276
Republic of the Philippines, 8.75%, 3/3/13	PHP	205,250,000	5,119,123

Total Philippines			$17,019,399

Poland — 0.3%
Republic of Poland, 3.00%, 3/17/23	USD	3,840,000	$3,809,576

Total Poland			$3,809,576

Serbia — 5.9%
Serbia Treasury Bill, 0.00%, 2/21/13	RSD	1,315,000,000	$14,426,962
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	321,270,000	3,470,193
Serbia Treasury Bill, 0.00%, 7/4/13	RSD	256,210,000	2,681,130
Serbia Treasury Bill, 0.00%, 8/9/13	RSD	737,400,000	7,616,661
Serbia Treasury Bill, 0.00%, 10/24/13	RSD	1,335,090,000	13,416,726
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	785,000,000	7,840,651
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	206,500,000	2,030,808
Serbia Treasury Bill, 0.00%, 1/30/14	RSD	105,900,000	1,017,712
Serbia Treasury Bill, 0.00%, 2/21/14	RSD	316,200,000	3,007,060
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	990,000,000	9,356,127
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	106,120,000	996,485

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount		Value

Serbia (continued)
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	138,930,000	$1,401,049
Serbia Treasury Bond, 10.00%, 9/14/15	RSD	301,680,000	2,984,156

Total Serbia			$70,245,720

Slovenia — 1.2%
Republic of Slovenia, 4.125%, 1/26/20	EUR	300,000	$361,237
Republic of Slovenia, 4.375%, 1/18/21	EUR	2,548,000	3,058,197
Republic of Slovenia, 5.50%, 10/26/22(2)	USD	10,857,000	10,898,435

Total Slovenia			$14,317,869

Sri Lanka — 1.4%
Republic of Sri Lanka, 5.875%, 7/25/22(2)	USD	3,970,000	$4,410,471
Republic of Sri Lanka, 6.25%, 10/4/20(2)	USD	8,040,000	9,045,000
Republic of Sri Lanka, 6.25%, 10/4/20(3)	USD	2,460,000	2,767,500

Total Sri Lanka			$16,222,971

Turkey — 8.3%
Turkey Government Bond, 0.00%, 7/17/13	TRY	92,500,000	$49,372,552
Turkey Government Bond, 3.00%, 1/6/21(1)	TRY	67,299,423	41,130,554
Turkey Government Bond, 4.00%, 4/1/20(1)	TRY	12,619,415	8,127,818

Total Turkey			$98,630,924

Venezuela — 2.0%
Bolivarian Republic of Venezuela, 7.00%, 3/31/38(3)	USD	8,138,000	$5,859,360
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(3)	USD	4,816,900	4,274,999
Bolivarian Republic of Venezuela, 11.75%, 10/21/26(3)	USD	13,364,000	13,597,870

Total Venezuela			$23,732,229

Total Foreign Government Bonds (identified cost $466,585,188)			$487,121,798

Collateralized Mortgage Obligations — 3.3%

Security		Principal Amount	Value

Federal Home Loan Mortgage Corp.:
Series 228, (Interest Only), Class IO, 6.00%, 2/1/35(4)		$13,452,718	$2,155,648
Series 2770, (Interest Only), Class SH, 6.886%, 3/15/34(4)(5)		7,598,862	1,415,592
Series 2877, (Interest Only), Class WS, 6.386%, 10/15/34(4)(5)		12,426,316	824,750

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 3572, (Interest Only), Class JS, 6.586%, 9/15/39(4)(5)	$12,887,067	$2,408,061
Series 3871, (Interest Only), Class MS, 6.986%, 6/15/41(4)(5)	9,293,527	1,806,493

		$8,610,544

Federal National Mortgage Association:
Series 2005-85, (Interest Only), Class SC, 6.289%, 10/25/35(4)(5)(6)	$22,301,204	$3,656,485
Series 2006-56, (Interest Only), Class CS, 6.999%, 7/25/36(4)(5)	10,267,378	2,013,400
Series 2006-72, (Interest Only), Class GI, 6.369%, 8/25/36(4)(5)(6)	37,850,638	6,201,416
Series 2006-96, (Interest Only), Class SM, 7.039%, 10/25/36(4)(5)	22,984,472	4,403,983
Series 2007-36, (Interest Only), Class SG, 6.389%, 4/25/37(4)(5)	16,176,259	2,784,393
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(4)(6)	23,897,112	4,213,919
Series 2010-67, (Interest Only), Class BI, 5.50%, 6/25/25(4)	12,549,425	1,311,468
Series 2010-109, (Interest Only), Class PS, 6.389%, 10/25/40(4)(5)	23,998,226	3,420,615
Series 2010-147, (Interest Only), Class KS, 5.739%, 1/25/41(4)(5)	16,031,447	2,401,990

		$30,407,669

Total Collateralized Mortgage Obligations (identified cost $36,429,742)		$39,018,213

Mortgage Pass-Throughs — 0.6%

Security	Principal Amount	Value

Federal National Mortgage Association:
6.00%, with various maturities to 2038(6)	$6,458,095	$7,263,296

Total Mortgage Pass-Throughs (identified cost $7,306,460)		$7,263,296

Common Stocks — 1.5%

Security	Shares	Value

France — 0.2%
Sanofi	14,429	$1,267,262
Total SA	24,993	1,258,902

Total France		$2,526,164

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Germany — 1.0%
Deutsche EuroShop AG	92,887	$3,796,292
Deutsche Wohnen AG	200,764	3,676,845
GSW Immobilien AG	92,980	3,821,873

Total Germany		$11,295,010

Luxembourg — 0.3%
GAGFAH SA(7)	314,472	$3,578,962

Total Luxembourg		$3,578,962

Total Common Stocks (identified cost $14,987,554)		$17,400,136

Precious Metals — 3.0%

Description	Troy Ounces	Value
Gold(7)	4,800	$8,263,000
Platinum(7)	17,693	27,773,631

Total Precious Metals (identified cost $39,419,034)		$36,036,631

Currency Call Options Purchased — 0.5%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Australia and New Zealand Banking Group Limited	INR	896,000	INR	54.00	8/12/13	$302,137
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	787,000	INR	54.00	8/12/13	265,381
Indian Rupee	Bank of America	INR	1,131,103	INR	52.00	5/6/13	157,044
Indian Rupee	Bank of America	INR	1,030,095	INR	52.00	5/6/13	143,020
Indian Rupee	Bank of America	INR	1,127,500	INR	55.00	7/1/13	520,857
Indian Rupee	Bank of America	INR	908,000	INR	54.00	8/12/13	306,183
Indian Rupee	Bank of America	INR	1,065,000	INR	55.00	8/16/13	490,005
Indian Rupee	Barclays Bank PLC	INR	1,132,690	INR	52.00	5/6/13	157,265
Indian Rupee	Barclays Bank PLC	INR	896,000	INR	54.00	8/12/13	302,137
Indian Rupee	Deutsche Bank	INR	890,900	INR	51.00	5/8/13	78,035
Indian Rupee	Deutsche Bank	INR	860,000	INR	54.00	8/12/13	289,997
Indian Rupee	Goldman Sachs International	INR	1,033,600	INR	51.00	5/8/13	90,535

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Goldman Sachs International	INR	940,500	INR	55.00	7/1/13	$434,471
Indian Rupee	Goldman Sachs International	INR	570,000	INR	54.00	8/12/13	192,207
Indian Rupee	Goldman Sachs International	INR	678,000	INR	55.00	8/19/13	313,888
Indian Rupee	HSBC Bank USA		INR 1,107,700	INR	53.00	7/3/13	256,648
Indian Rupee	JPMorgan Chase Bank	INR	943,400	INR	53.00	7/3/13	218,580
Indian Rupee	JPMorgan Chase Bank	INR	610,000	INR	54.00	8/12/13	205,696
Indian Rupee	JPMorgan Chase Bank	INR	687,000	INR	54.00	8/12/13	231,661
Indian Rupee	Standard Chartered Bank	INR	904,600	INR	52.00	5/6/13	125,596
Indian Rupee	Standard Chartered Bank	INR	630,700	INR	53.00	7/3/13	146,130

Total Currency Call Options Purchased (identified cost $4,270,673)							$5,227,473

Currency Put Options Purchased — 0.0%(8)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Yuan Offshore Renminbi	Barclays Bank PLC	CNH	124,807	CNH	6.50	5/20/13	$47,271
Yuan Offshore Renminbi	Citibank NA	CNH	118,060	CNH	6.50	5/20/13	44,715
Yuan Offshore Renminbi	HSBC Bank USA	CNH	133,413	CNH	6.50	5/20/13	50,531
Yuan Offshore Renminbi	Standard Chartered Bank	CNH	111,787	CNH	6.50	5/20/13	42,340

Total Currency Put Options Purchased (identified cost $644,366)							$184,857

Interest Rate Swaptions — 0.0%(8)

Description	Counterparty	Expiration Date	Notional Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.60%	Deutsche Bank	8/26/14	$24,000,000	$316,032

Total Interest Rate Swaptions (identified cost $1,495,200)				$316,032

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Put Options Purchased — 0.3%

Description	Counterparty	Number of Contracts (000’s omitted)	Strike Price		Expiration Date	Value

Brent Crude Oil Future 9/2013	Not Applicable	421	USD	95.00	8/12/13	$2,947,000
KOSPI 200 Index	Bank of America	66,800	KRW	200.00	12/13/12	3,580

Total Put Options Purchased (identified cost $3,744,204)						$2,950,580

Short-Term Investments — 59.7%

Foreign Government Securities — 39.8%
Security	Principal Amount (000’s omitted)		Value

Croatia — 1.9%
Croatia Treasury Bill, 0.00%, 11/8/12	EUR	632	$818,761
Croatia Treasury Bill, 0.00%, 11/15/12	EUR	1,885	2,441,005
Croatia Treasury Bill, 0.00%, 11/22/12	EUR	982	1,270,955
Croatia Treasury Bill, 0.00%, 11/29/12	EUR	2,515	3,253,245
Croatia Treasury Bill, 0.00%, 1/24/13	EUR	1,910	2,459,523
Croatia Treasury Bill, 0.00%, 1/31/13	EUR	839	1,080,401
Croatia Treasury Bill, 0.00%, 2/7/13	EUR	973	1,252,172
Croatia Treasury Bill, 0.00%, 2/28/13	EUR	1,989	2,554,800
Croatia Treasury Bill, 0.00%, 3/14/13	EUR	1,716	2,201,261
Croatia Treasury Bill, 0.00%, 3/28/13	EUR	2,215	2,837,594
Croatia Treasury Bill, 0.00%, 4/4/13	EUR	2,000	2,560,977

Total Croatia			$22,730,694

Georgia — 1.6%
Bank of Georgia Promissory Note, 7.00%, 3/9/13	USD	1,928	$1,958,244
Bank of Georgia Promissory Note, 7.75%, 2/22/13	USD	1,606	1,633,118
Bank of Georgia Promissory Note, 8.25%, 12/21/12	USD	8,920	9,004,270
Georgia Treasury Bill, 0.00%, 3/14/13	GEL	3,180	1,873,047
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	4,580	2,661,856
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	3,892	2,240,279

Total Georgia			$19,370,814

Malaysia — 9.2%
Bank Negara Monetary Note, 0.00%, 11/6/12	MYR	28,881	$9,477,880
Bank Negara Monetary Note, 0.00%, 11/8/12	MYR	39,265	12,883,492
Bank Negara Monetary Note, 0.00%, 11/22/12	MYR	32,403	10,619,936
Bank Negara Monetary Note, 0.00%, 11/29/12	MYR	71,664	23,475,581
Bank Negara Monetary Note, 0.00%, 12/13/12	MYR	23,893	7,817,977
Bank Negara Monetary Note, 0.00%, 12/20/12	MYR	28,746	9,400,600

Security	Principal Amount (000’s omitted)		Value

Malaysia (continued)
Bank Negara Monetary Note, 0.00%, 1/10/13	MYR	41,587	$13,576,974
Bank Negara Monetary Note, 0.00%, 2/7/13	MYR	32,258	10,509,346
Bank Negara Monetary Note, 0.00%, 2/19/13	MYR	36,786	11,972,410

Total Malaysia			$109,734,196

Mexico — 2.4%
Mexico Cetes, 0.00%, 2/7/13	MXN	373,241	$28,172,940

Total Mexico			$28,172,940

Nigeria — 8.9%
Nigeria Treasury Bill, 0.00%, 2/7/13	NGN	745,500	$4,578,868
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	1,573,326	9,617,041
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	1,318,730	7,999,829
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	767,200	4,646,170
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	2,274,300	13,739,206
Nigeria Treasury Bill, 0.00%, 4/11/13	NGN	586,000	3,513,849
Nigeria Treasury Bill, 0.00%, 4/25/13	NGN	426,900	2,548,684
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	1,008,800	5,999,583
Nigeria Treasury Bill, 0.00%, 5/23/13	NGN	327,000	1,941,573
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	8,299,000	47,234,975
Nigeria Treasury Bill, 0.00%, 10/10/13	NGN	694,200	3,899,615

Total Nigeria			$105,719,393

Philippines — 2.9%
Philippine Treasury Bill, 0.00%, 11/7/12	PHP	59,070	$1,433,840
Philippine Treasury Bill, 0.00%, 11/21/12	PHP	207,040	5,023,592
Philippine Treasury Bill, 0.00%, 1/2/13	PHP	79,590	1,929,755
Philippine Treasury Bill, 0.00%, 1/30/13	PHP	59,120	1,433,848
Philippine Treasury Bill, 0.00%, 2/6/13	PHP	157,180	3,811,267
Philippine Treasury Bill, 0.00%, 2/20/13	PHP	22,020	533,879
Philippine Treasury Bill, 0.00%, 3/6/13	PHP	60,040	1,455,225
Philippine Treasury Bill, 0.00%, 4/17/13	PHP	42,690	1,033,445
Philippine Treasury Bill, 0.00%, 5/2/13	PHP	94,620	2,289,543
Philippine Treasury Bill, 0.00%, 5/15/13	PHP	15,930	385,306
Philippine Treasury Bill, 0.00%, 7/10/13	PHP	127,110	3,068,549
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	98,690	2,381,361
Philippine Treasury Bill, 0.00%, 8/7/13	PHP	255,780	6,168,956
Philippine Treasury Bill, 0.00%, 9/18/13	PHP	128,890	3,103,957
Philippine Treasury Bill, 0.00%, 10/2/13	PHP	33,200	799,109

Total Philippines			$34,851,632

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Serbia — 3.8%
Serbia Treasury Bill, 0.00%, 1/17/13	RSD	19,080	$211,960
Serbia Treasury Bill, 0.00%, 2/13/13	RSD	2,048,000	22,534,048
Serbia Treasury Bill, 0.00%, 3/28/13	RSD	225,310	2,440,043
Serbia Treasury Bill, 0.00%, 4/11/13	RSD	190,060	2,047,712
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	516,360	5,486,384
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	28,900	304,736
Serbia Treasury Bill, 0.00%, 6/28/13	RSD	193,500	2,029,303
Serbia Treasury Bill, 0.00%, 9/13/13	RSD	928,600	9,470,957

Total Serbia			$44,525,143

Singapore — 3.7%
Monetary Authority of Singapore Bill, 0.00%, 11/23/12	SGD	9,292	$7,616,804
Monetary Authority of Singapore Bill, 0.00%, 12/7/12	SGD	43,865	35,954,423

Total Singapore			$43,571,227

South Korea — 1.8%
Korea Monetary Stabilization Bond, 0.00%, 11/6/12	KRW	2,671,920	$2,448,857
Korea Monetary Stabilization Bond, 0.00%, 11/13/12	KRW	10,386,610	9,514,077
Korea Monetary Stabilization Bond, 0.00%, 12/11/12	KRW	1,954,370	1,784,787
Korea Monetary Stabilization Bond, 0.00%, 12/18/12	KRW	1,595,100	1,456,798
Korea Monetary Stabilization Bond, 0.00%, 12/25/12	KRW	6,296,230	5,747,775

Total South Korea			$20,952,294

Sri Lanka — 3.6%
Sri Lanka Treasury Bill, 0.00%, 1/4/13	LKR	705,000	$5,314,460
Sri Lanka Treasury Bill, 0.00%, 1/11/13	LKR	2,908,560	21,881,862
Sri Lanka Treasury Bill, 0.00%, 4/12/13	LKR	1,993,810	14,556,573
Sri Lanka Treasury Bill, 0.00%, 10/11/13	LKR	165,030	1,134,560

Total Sri Lanka			$42,887,455

Total Foreign Government Securities (identified cost $468,569,603)			$472,515,788

U.S. Treasury Obligations — 0.9%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 11/15/12(6)		$8,000	$7,999,800
U.S. Treasury Bill, 0.00%, 11/29/12(6)		3,000	2,999,796

Total U.S. Treasury Obligations (identified cost $10,999,452)			$10,999,596

Repurchase Agreements — 11.5%

Description		Principal Amount (000’s omitted)	Value

Bank of America:
Dated 10/30/12 with a maturity date of 11/9/12, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of EUR 6,554,403, collateralized by EUR 5,300,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $8,514,100.	EUR	6,555	$8,496,311
Dated 10/30/12 with a maturity date of 11/9/12, an interest rate of 0.55% payable by the Portfolio and repurchase proceeds of EUR 4,913,894, collateralized by EUR 4,200,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $6,381,389.	EUR	4,914	6,369,823
Dated 10/30/12 with a maturity date of 11/9/12, an interest rate of 0.65% payable by the Portfolio and repurchase proceeds of EUR 7,278,440, collateralized by EUR 6,050,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $9,440,774.	EUR	7,279	9,435,138
Barclays Bank PLC:
Dated 10/31/12 with a maturity date of 11/9/12, an interest rate of 0.08% payable by the Portfolio and repurchase proceeds of EUR 29,065,871, collateralized by EUR 25,152,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $37,717,996.	EUR	29,066	37,674,297

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Description		Principal Amount (000’s omitted)	Value

Citibank NA:
Dated 10/31/12 with a maturity date of 11/12/12, an interest rate of 0.10% payable by the Portfolio and repurchase proceeds of EUR 22,385,615, collateralized by EUR 19,340,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $29,002,307.	EUR	22,386	$29,015,665
Nomura International PLC:
Dated 10/26/12 with a maturity date of 11/7/12, an interest rate of 0.05% payable by the Portfolio and repurchase proceeds of EUR 16,966,287, collateralized by EUR 15,060,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $22,015,900.	EUR	16,966	21,991,056
Dated 10/26/12 with a maturity date of 11/7/12, an interest rate of 0.15% payable by the Portfolio and repurchase proceeds of EUR 3,965,966, collateralized by EUR 4,000,000 Spain Government Bond 4.60%, due 7/30/19 and a market value, including accrued interest, of $5,171,048.	EUR	3,966	5,140,635
Dated 10/31/12 with a maturity date of 11/12/12, an interest rate of 0.05% payable by the Portfolio and repurchase proceeds of EUR 14,569,966, collateralized by EUR 12,738,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $18,898,791.	EUR	14,570	18,885,037

Total Repurchase Agreements (identified cost $136,983,451)			$137,007,962

Other — 7.5%

Description		Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)		$88,480	$88,479,972

Total Other (identified cost $88,479,972)			$88,479,972

Total Short-Term Investments (identified cost $705,032,478)			$709,003,318

Total Investments — 109.9% (identified cost $1,279,914,899)			$1,304,522,334

Currency Call Options Written — (0.3)%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Bank of America	INR	1,239,462	INR	54.00	8/12/13	$(417,954)
Indian Rupee	Citibank NA	INR	1,178,280	INR	54.00	8/12/13	(397,323)
Indian Rupee	Deutsche Bank	INR	633,478	INR	54.00	8/12/13	(213,613)
Indian Rupee	Goldman Sachs International	INR	1,065,000	INR	55.00	8/16/13	(492,381)
Indian Rupee	HSBC Bank USA	INR	1,286,280	INR	54.00	8/12/13	(433,741)
Indian Rupee	JPMorgan Chase Bank	INR	678,000	INR	55.00	8/19/13	(313,888)
Indian Rupee	Nomura International PLC	INR	1,286,280	INR	54.00	8/12/13	(433,741)
Indian Rupee	Standard Chartered Bank	INR	590,220	INR	54.00	8/12/13	(199,026)

Total Currency Call Options Written (premiums received $5,791,622)							$(2,901,667)

Currency Put Options Written — (0.0)%(8)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Indian Rupee	Bank of America	INR	666,250	INR	65.00	7/1/13	$(47,410)
Indian Rupee	Goldman Sachs International	INR	555,750	INR	65.00	7/1/13	(39,547)
Indian Rupee	HSBC Bank USA	INR	668,800	INR	64.00	7/3/13	(60,409)
Indian Rupee	JPMorgan Chase Bank	INR	569,600	INR	64.00	7/3/13	(51,449)
Indian Rupee	Standard Chartered Bank	INR	380,800	INR	64.00	7/3/13	(34,395)

Total Currency Put Options Written (premiums received $1,177,318)							$(233,210)

Other Assets, Less Liabilities — (9.6)%							$(113,922,445)

Net Assets — 100.0%							$1,187,465,012

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

BRL	–	Brazilian Real
CNH	–	Yuan Offshore Renminbi
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
INR	–	Indian Rupee
KRW	–	South Korean Won
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
SGD	–	Singapore Dollar
TRY	–	New Turkish Lira
USD	–	United States Dollar

(1)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $24,353,906 or 2.1% of the Portfolio’s net assets.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(6)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts and/or securities sold short.

(7)	Non-income producing.

(8)	Amount is less than 0.05%.

(9)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Securities Sold Short — (12.6)%

Foreign Government Bonds — (11.5)%

Security		Principal Amount (000’s omitted)	Value

Belgium — (1.9)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(15,060)	$(21,947,714)

Total Belgium			$(21,947,714)

France — (7.2)%
Government of France, 3.75%, 10/25/19	EUR	(12,738)	$(18,886,917)
Government of France, 4.00%, 10/25/38	EUR	(44,492)	(66,676,064)

Total France			$(85,562,981)

Spain — (0.4)%
Spain Government Bond, 4.60%, 7/30/19	EUR	(4,000)	$(5,109,628)

Total Spain			$(5,109,628)

Supranational — (2.0)%
European Investment Bank, 3.625%, 1/15/21	EUR	(4,200)	$(6,224,059)
European Investment Bank, 4.25%, 4/15/19	EUR	(6,050)	(9,258,159)
European Investment Bank, 4.625%, 4/15/20	EUR	(5,300)	(8,340,007)

Total Supranational			$(23,822,225)

Total Foreign Government Bonds (proceeds $129,128,894)			$(136,442,548)

Common Stocks — (1.1)%

Security		Shares	Value

China — (1.1)%
Agricultural Bank of China, Ltd., Class H		(7,105,000)	$(3,052,156)
Bank of China, Ltd., Class H		(7,858,000)	(3,219,283)
China Construction Bank Corp., Class H		(4,367,000)	(3,279,396)
Industrial & Commercial Bank of China, Class H		(5,211,000)	(3,431,438)

Total China			$(12,982,273)

Total Common Stocks (proceeds $11,006,171)			$(12,982,273)

Total Securities Sold Short (proceeds $140,135,065)			$(149,424,821)

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $1,152,015,893)	$1,180,005,731
Affiliated investment, at value (identified cost, $88,479,972)	88,479,972
Precious metals, at value (identified cost, $39,419,034)	36,036,631
Total Investments, at value (identified cost, $1,279,914,899)	$1,304,522,334
Cash	$2,838,465
Restricted cash*	7,857,657
Foreign currency, at value (identified cost, $871,793)	941,207
Cash collateral for securities sold short	13,874,650
Interest and dividends receivable	8,440,222
Interest receivable from affiliated investment	7,834
Receivable for investments sold	110,863,734
Receivable for variation margin on open futures contracts	895,795
Receivable for open forward foreign currency exchange contracts	9,064,069
Receivable for closed forward foreign currency exchange contracts	1,955,898
Receivable for open swap contracts	12,836,469
Premium paid on open swap contracts	42,764,946
Total assets	$1,516,863,280

Liabilities
Written options outstanding, at value (premiums received, $6,968,940)	$3,134,877
Payable for investments purchased	110,028,244
Payable for open forward commodity contracts	833,663
Payable for open forward foreign currency exchange contracts	16,679,833
Payable for closed forward foreign currency exchange contracts	1,382,749
Payable for open swap contracts	31,920,313
Premium payable for open swap contracts	282,184
Premium received on open swap contracts	10,795,357
Payable for securities sold short, at value (proceeds, $140,135,065)	149,424,821
Payable to affiliates:
Investment adviser fee	982,542
Trustees’ fees	3,673
Interest payable	3,603,754
Accrued expenses	326,258
Total liabilities	$329,398,268
Net Assets applicable to investors’ interest in Portfolio	$1,187,465,012

Sources of Net Assets
Investors’ capital	$1,197,892,066
Net unrealized depreciation	(10,427,054)
Total	$1,187,465,012

*	Represents restricted cash as collateral for open financial contracts.

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $228,800)	$64,355,882
Dividends (net of foreign taxes, $16,618)	249,321
Interest allocated from affiliated investment	95,551
Expenses allocated from affiliated investment	(12,473)
Total investment income	$64,688,281

Expenses
Investment adviser fee	$10,642,020
Trustees’ fees and expenses	44,344
Custodian fee	1,643,659
Legal and accounting services	158,994
Interest expense	132,239
Interest and dividends on securities sold short	4,970,126
Miscellaneous	121,130
Total expenses	$17,712,512
Deduct —
Reduction of custodian fee	$2,630
Total expense reductions	$2,630

Net expenses	$17,709,882

Net investment income	$46,978,399

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (including a gain of $65,246 from precious metals)	$(37,901,812)
Investment transactions allocated from affiliated investment	1,562
Securities sold short	3,151,333
Futures contracts	5,229,797
Swap contracts	(6,479,073)
Forward commodity contracts	(174,331)
Foreign currency and forward foreign currency exchange contract transactions	54,590,847
Net realized gain	$18,418,323
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $182,562 from precious metals)	$40,851,042
Written options	3,834,063
Securities sold short	(11,416,238)
Futures contracts	(4,080,576)
Swap contracts	(19,427,835)
Forward commodity contracts	204,462
Foreign currency and forward foreign currency exchange contracts	(19,697,955)
Net change in unrealized appreciation (depreciation)	$(9,733,037)

Net realized and unrealized gain	$8,685,286

Net increase in net assets from operations	$55,663,685

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$46,978,399	$16,209,447
Net realized gain (loss) from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	18,418,323	(14,676,966)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	(9,733,037)	(1,796,351)
Net increase (decrease) in net assets from operations	$55,663,685	$(263,870)
Capital transactions —
Contributions	$332,353,874	$961,628,976
Withdrawals	(266,295,812)	(78,026,445)
Net increase in net assets from capital transactions	$66,058,062	$883,602,531

Net increase in net assets	$121,721,747	$883,338,661

Net Assets
At beginning of year	$1,065,743,265	$182,404,604
At end of year	$1,187,465,012	$1,065,743,265

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Consolidated Supplementary Data

	Year Ended October 31,				Period Ended October 31, 2010(1)
Ratios/Supplemental Data	2012		2011
Ratios (as a percentage of average daily net assets):
Expenses(2)	1.62	%(3)	1.42	%(3)	1.47	%(4)
Net investment income	4.28%		2.10%		1.30	%(4)
Portfolio Turnover	91%		50%		7	%(5)

Total Return	5.20%		0.45%		0.63	%(5)

Net assets, end of period (000’s omitted)	$1,187,465		$1,065,743		$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Includes interest and dividend expense primarily on securities sold short of 0.47% and 0.25% for the years ended October 31, 2012 and 2011, respectively.

(4)	Annualized.

(5)	Not annualized.

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Strategic Income Fund, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Multi-Strategy All Market Fund held an interest of 66.7%, 23.2%, 4.5%, 4.3% and 1.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $49,419,604 or 4.2% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to,

31

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

32

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, commodity, index or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a

33

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $10,642,020 or 0.97% of the Portfolio’s consolidated average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

34

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and securities sold short, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$685,493,560	$424,303,866
U.S. Government and Agency Securities	52,430,892	750,290

	$737,924,452	$425,054,156

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,283,243,706

Gross unrealized appreciation	$37,286,459
Gross unrealized depreciation	(16,007,831)

Net unrealized appreciation	$21,278,628

The net unrealized depreciation on written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2012 on a federal income tax basis was $14,408,391.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward commodity contracts, forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Commodity Contracts(1)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Depreciation

12/27/12	Gold 8,388 Troy Ounces	United States Dollar 13,785,269	Citibank NA	$(608,014)
12/27/12	Gold 3,113 Troy Ounces	United States Dollar 5,191,707	Merrill Lynch International	(225,649)

				$(833,663)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

35

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/5/12	New Taiwan Dollar 341,774,000	United States Dollar 11,421,019	Australia and New Zealand Banking Group Limited	$(280,403)
11/5/12	New Taiwan Dollar 255,180,000	United States Dollar 8,527,318	Citibank NA	(209,358)
11/5/12	New Taiwan Dollar 286,357,000	United States Dollar 9,569,156	JPMorgan Chase Bank	(234,937)
11/5/12	New Taiwan Dollar 331,272,000	United States Dollar 11,069,705	Nomura International PLC	(272,156)
11/7/12	New Turkish Lira 21,000,000	United States Dollar 10,649,087	Barclays Bank PLC	(1,057,259)
11/7/12	Philippine Peso 59,066,000	United States Dollar 1,430,551	Standard Chartered Bank	(3,311)
11/8/12	Euro 632,000	United States Dollar 871,577	JPMorgan Chase Bank	52,368
11/8/12	Serbian Dinar 97,070,000	Euro 850,000	Deutsche Bank	(4,464)
11/8/12	South African Rand 118,706,634	United States Dollar 14,304,072	Standard Bank	625,247
11/8/12	South African Rand 241,865,285	United States Dollar 29,160,773	Standard Chartered Bank	1,290,107
11/15/12	Euro 1,885,000	United States Dollar 2,558,284	Goldman Sachs International	114,766
11/15/12	Japanese Yen 3,582,000,000	United States Dollar 45,758,815	Goldman Sachs International	883,868
11/15/12	Japanese Yen 743,000,000	United States Dollar 9,249,024	Goldman Sachs International	(59,207)
11/16/12	New Taiwan Dollar 208,988,000	United States Dollar 6,982,093	BNP Paribas SA	(177,225)
11/16/12	New Taiwan Dollar 189,084,000	United States Dollar 6,316,064	JPMorgan Chase Bank	(161,402)
11/16/12	New Taiwan Dollar 200,705,000	United States Dollar 6,704,246	Nomura International PLC	(171,321)
11/19/12	Euro 9,680,000	United States Dollar 12,711,195	Goldman Sachs International	162,611
11/20/12	Euro 51,545,079	United States Dollar 63,364,366	Australia and New Zealand Banking Group Limited	(3,456,231)
11/20/12	Euro 30,357,761	United States Dollar 37,602,830	Bank of America	(1,751,532)
11/20/12	Euro 8,417,000	United States Dollar 10,873,670	Citibank NA	(37,730)
11/20/12	Euro 44,812,071	United States Dollar 55,066,194	Goldman Sachs International	(3,026,052)
11/22/12	Serbian Dinar 148,740,000	Euro 1,302,110	Citibank NA	(923)
11/23/12	Euro 982,000	United States Dollar 1,334,450	Credit Suisse International	61,398

36

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/26/12	Euro 13,720,660	Swedish Krona 116,852,000	Barclays Bank PLC	$(183,103)
11/28/12	British Pound Sterling 1,122,392	United States Dollar 1,780,462	State Street Bank and Trust Co.	(30,637)
11/29/12	Euro 2,515,000	United States Dollar 3,374,627	Standard Chartered Bank	114,045
12/3/12	New Zealand Dollar 65,858,776	United States Dollar 54,475,087	Goldman Sachs International	419,507
12/7/12	New Taiwan Dollar 457,748,000	United States Dollar 15,355,518	Barclays Bank PLC	(341,749)
12/7/12	New Taiwan Dollar 505,958,000	United States Dollar 16,975,608	Nomura International PLC	(374,894)
12/10/12	Euro 41,009,250	United States Dollar 53,435,052	Deutsche Bank	261,993
12/10/12	South African Rand 38,725,725	United States Dollar 4,527,159	Credit Suisse International	85,749
12/10/12	South African Rand 7,200,000	United States Dollar 837,365	Deutsche Bank	11,605
12/11/12	Euro 78,784,000	United States Dollar 100,619,773	Goldman Sachs International	(1,533,717)
12/11/12	Euro 1,820,000	United States Dollar 2,350,994	JPMorgan Chase Bank	(8,868)
12/17/12	Australian Dollar 37,381,000	United States Dollar 38,030,682	Citibank NA	(632,290)
12/17/12	Australian Dollar 27,291,000	United States Dollar 27,820,582	Goldman Sachs International	(406,356)
12/24/12	New Taiwan Dollar 164,276,100	United States Dollar 5,614,549	Australia and New Zealand Banking Group Limited	(22,155)
12/24/12	New Taiwan Dollar 205,345,125	United States Dollar 7,017,467	Citibank NA	(28,413)
12/24/12	New Taiwan Dollar 177,965,775	United States Dollar 6,081,805	Nomura International PLC	(24,624)
1/24/13	Euro 1,910,000	United States Dollar 2,492,359	Standard Chartered Bank	14,632
1/31/13	Euro 839,000	United States Dollar 1,104,527	State Street Bank and Trust Co.	16,073
2/7/13	Euro 973,000	United States Dollar 1,292,694	Standard Chartered Bank	30,318
2/28/13	Euro 1,989,000	United States Dollar 2,663,917	Standard Chartered Bank	82,868
3/14/13	Euro 1,716,000	United States Dollar 2,241,645	Goldman Sachs International	14,565
3/28/13	Euro 2,215,000	United States Dollar 2,954,256	Goldman Sachs International	79,180
4/4/13	Euro 2,000,000	United States Dollar 2,656,040	Goldman Sachs International	59,863

				$(10,109,554)

37

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/5/12	Yuan Offshore Renminbi 4,480,000	United States Dollar 709,422	Bank of America	$8,194
11/5/12	Yuan Offshore Renminbi 15,060,000	United States Dollar 2,368,111	JPMorgan Chase Bank	44,233
11/7/12	New Turkish Lira 21,003,595	United States Dollar 11,399,509	Deutsche Bank	308,841
11/8/12	Serbian Dinar 184,641,795	Euro 1,653,755	Citibank NA	(39,375)
11/9/12	Peruvian New Sol 20,597,180	United States Dollar 7,924,126	Standard Chartered Bank	22,348
11/13/12	Polish Zloty 24,486,958	Euro 5,956,014	Barclays Bank PLC	(58,256)
11/13/12	Polish Zloty 39,499,000	Euro 9,609,293	JPMorgan Chase Bank	(96,394)
11/13/12	South Korean Won 18,175,000,000	United States Dollar 15,970,300	Nomura International PLC	686,167
11/13/12	Yuan Offshore Renminbi 7,080,000	United States Dollar 1,128,287	Bank of America	3,053
11/15/12	Indian Rupee 429,698,000	United States Dollar 7,685,530	Goldman Sachs International	281,049
11/15/12	Indian Rupee 525,187,000	United States Dollar 9,391,756	Standard Chartered Bank	345,184
11/15/12	Yuan Offshore Renminbi 42,397,000	United States Dollar 6,717,953	Australia and New Zealand Banking Group Limited	68,308
11/15/12	Yuan Offshore Renminbi 42,701,000	United States Dollar 6,766,123	Bank of America	68,798
11/15/12	Yuan Offshore Renminbi 48,153,000	United States Dollar 7,629,769	Deutsche Bank	77,824
11/19/12	Hong Kong Dollar 85,165,748	United States Dollar 10,987,002	Goldman Sachs International	2,406
11/19/12	Indian Rupee 1,689,593,000	United States Dollar 32,207,263	Standard Chartered Bank	(907,752)
11/19/12	Malaysian Ringgit 12,686,000	United States Dollar 4,057,572	Nomura International PLC	102,366
11/19/12	Philippine Peso 698,325,000	United States Dollar 16,876,314	Australia and New Zealand Banking Group Limited	82,515
11/19/12	Singapore Dollar 5,891,242	United States Dollar 4,791,887	Standard Chartered Bank	37,705
11/19/12	Yuan Offshore Renminbi 3,100,000	United States Dollar 488,574	Deutsche Bank	5,888
11/19/12	Yuan Offshore Renminbi 33,295,000	United States Dollar 5,299,220	Goldman Sachs International	28,564
11/19/12	Yuan Offshore Renminbi 36,800,000	United States Dollar 5,854,745	Standard Chartered Bank	33,901
11/19/12	Yuan Renminbi 1,970,000	United States Dollar 312,465	Goldman Sachs International	1,757

38

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/20/12	Indian Rupee 709,912,000	United States Dollar 13,119,793	Deutsche Bank	$28,571
11/20/12	Indian Rupee 527,947,000	United States Dollar 9,755,118	Goldman Sachs International	23,051
11/20/12	Yuan Offshore Renminbi 83,489,000	United States Dollar 13,282,794	Bank of America	75,929
11/20/12	Yuan Offshore Renminbi 79,513,500	United States Dollar 12,650,306	Barclays Bank PLC	72,313
11/20/12	Yuan Offshore Renminbi 81,265,000	United States Dollar 12,921,768	Citibank NA	81,102
11/21/12	South Korean Won 17,639,284,000	United States Dollar 15,570,715	Standard Chartered Bank	588,681
11/26/12	Swedish Krona 70,900,000	Euro 8,325,603	Credit Suisse International	(111,858)
11/26/12	Swedish Krona 116,851,890	Euro 13,720,808	Deutsche Bank	(183,312)
11/27/12	Polish Zloty 47,454,500	Euro 11,507,190	HSBC Bank USA	(94,112)
11/29/12	Malaysian Ringgit 13,972,000	United States Dollar 4,528,277	Goldman Sachs International	50,212
11/29/12	South Korean Won 17,638,144,000	United States Dollar 15,916,748	Standard Chartered Bank	235,494
12/4/12	Brazilian Real 78,293,000	United States Dollar 38,361,997	BNP Paribas SA	31,636
12/14/12	Hungarian Forint 258,409,906	United States Dollar 1,085,528	Goldman Sachs International	90,352
12/14/12	Hungarian Forint 37,843,748	United States Dollar 164,976	Goldman Sachs International	7,230
12/17/12	South Korean Won 14,033,238,200	United States Dollar 12,580,786	Deutsche Bank	258,759
12/17/12	South Korean Won 3,198,738,600	United States Dollar 2,867,667	Goldman Sachs International	58,982
12/17/12	South Korean Won 5,922,595,200	United States Dollar 5,308,412	Standard Chartered Bank	110,397
12/24/12	Yuan Renminbi 96,431,000	United States Dollar 15,294,127	Nomura International PLC	22,957
12/31/12	Mexican Peso 220,659,713	United States Dollar 16,912,678	Toronto-Dominion Bank	(154,253)
1/8/13	South Korean Won 5,772,226,000	United States Dollar 5,127,677	Nomura International PLC	147,682
1/9/13	New Turkish Lira 43,831,533	United States Dollar 24,074,380	HSBC Bank USA	160,704
1/14/13	Indian Rupee 263,906,000	United States Dollar 4,920,865	Deutsche Bank	(78,392)
1/14/13	Indian Rupee 270,635,000	United States Dollar 5,047,277	Goldman Sachs International	(81,332)
1/29/13	Indian Rupee 276,100,000	United States Dollar 5,070,707	Citibank NA	(15,866)

39

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

1/29/13	Indian Rupee 296,300,000	United States Dollar 5,442,689	Deutsche Bank	$(18,027)
1/30/13	Yuan Offshore Renminbi 40,759,600	United States Dollar 6,472,860	BNP Paribas SA	(1,074)
1/30/13	Yuan Offshore Renminbi 34,172,000	United States Dollar 5,427,573	Citibank NA	(1,763)
1/30/13	Yuan Offshore Renminbi 36,753,000	United States Dollar 5,836,589	Standard Chartered Bank	(969)
1/31/13	Norwegian Krone 133,148,315	Euro 17,796,413	Barclays Bank PLC	189,991
1/31/13	Norwegian Krone 133,148,315	Euro 17,800,339	Deutsche Bank	184,898
1/31/13	Peruvian New Sol 41,519,050	United States Dollar 15,898,545	Deutsche Bank	44,934
2/4/13	Yuan Offshore Renminbi 136,664,000	United States Dollar 21,687,535	BNP Paribas SA	10,330
2/19/13	Indian Rupee 390,229,000	United States Dollar 7,265,481	Bank of America	(144,200)
2/19/13	Indian Rupee 543,121,000	United States Dollar 10,113,985	Citibank NA	(202,581)

				$2,493,790

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

11/12	190 CAC 40 Index	Short	$(8,650,177)	$(8,434,692)	$215,485
11/12	559 Hang Seng H-Shares	Long	38,293,790	38,253,386	(40,404)
12/12	236 Dow Jones Euro Stoxx 50 Index	Short	(7,754,343)	(7,659,517)	94,826
12/12	757 Euro-Bobl	Short	(123,256,029)	(123,462,521)	(206,492)
12/12	17 Euro-Bund	Short	(3,076,417)	(3,121,854)	(45,437)
12/12	114 Euro-Schatz	Short	(16,370,445)	(16,357,146)	13,299
12/12	42 Japan 10-Year Bond	Short	(75,710,999)	(75,892,522)	(181,523)
1/13	424 Platinum	Long	35,329,112	33,432,400	(1,896,712)

					$(2,046,958)

40

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

CAC 40 Index:  Cotation Assistée en Continu Index comprised of 40 largest companies listed on the Paris Bourse Exchange.

Dow Jones Euro Stoxx 50 Index:  Market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations.

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Hang Seng H-Shares:  Hang Seng China Enterprises Index comprised of H-Shares listed on the Hong Kong Stock Exchange.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 787,130	Receives	6-month HUF BUBOR	7.32%	12/16/16	$(302,136)
Bank of America	HUF 312,000	Pays	6-month HUF BUBOR	6.99	12/19/16	72,855
Bank of America	HUF 312,000	Receives	6-month HUF BUBOR	7.29	12/19/16	(117,447)
Bank of America	HUF 260,000	Pays	6-month HUF BUBOR	6.97	12/20/16	45,720
Bank of America	HUF 260,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(100,502)
Bank of America	HUF 358,000	Pays	6-month HUF BUBOR	6.91	12/21/16	61,066
Bank of America	HUF 358,000	Receives	6-month HUF BUBOR	7.37	12/21/16	(142,459)
Bank of America	HUF 111,400	Receives	6-month HUF BUBOR	7.32	12/22/16	(42,602)
Bank of America	HUF 233,000	Receives	6-month HUF BUBOR	7.93	1/10/17	(118,364)
Bank of America	HUF 339,000	Pays	6-month HUF BUBOR	6.95	1/17/17	68,579
Bank of America	HUF 339,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(170,544)
Bank of America	NZD 12,749	Pays	3-month NZD Bank Bill	3.78	10/30/22	80,767
Bank of America	PLN 12,640	Pays	6-month PLN WIBOR	4.34	7/30/17	14,028
Bank of America	PLN 9,114	Pays	6-month PLN WIBOR	4.31	8/10/17	7,331
Bank of America	PLN 18,180	Pays	6-month PLN WIBOR	4.35	8/23/17	25,940
Bank of America	PLN 17,740	Pays	6-month PLN WIBOR	4.30	9/18/17	18,835
Barclays Bank PLC	PLN 39,020	Pays	6-month PLN WIBOR	4.43	7/27/17	92,096
Barclays Bank PLC	PLN 21,490	Pays	6-month PLN WIBOR	4.32	8/2/17	18,255
Barclays Bank PLC	PLN 10,800	Pays	6-month PLN WIBOR	4.35	8/27/17	15,591
BNP Paribas NA	PLN 20,724	Pays	6-month PLN WIBOR	4.25	8/7/17	(2,303)
Citibank NA	NZD 19,788	Pays	3-month NZD Bank Bill	3.97	8/13/22	442,897
Citibank NA	NZD 15,674	Pays	3-month NZD Bank Bill	3.90	8/13/22	275,916
Citibank NA	NZD 17,922	Pays	3-month NZD Bank Bill	3.86	8/13/22	273,144
Citibank NA	NZD 13,065	Pays	3-month NZD Bank Bill	3.82	8/13/22	157,902
Citibank NA	NZD 20,593	Pays	3-month NZD Bank Bill	3.80	8/30/22	212,297
Citibank NA	NZD 7,279	Pays	3-month NZD Bank Bill	3.78	10/30/22	46,112
Citibank NA	PLN 17,853	Pays	6-month PLN WIBOR	4.33	7/30/17	19,190
Citibank NA	PLN 13,400	Pays	6-month PLN WIBOR	4.31	8/2/17	10,446
Citibank NA	PLN 2,906	Pays	6-month PLN WIBOR	4.24	8/7/17	(527)
Citibank NA	PLN 8,910	Pays	6-month PLN WIBOR	4.30	8/10/17	5,918
Citibank NA	PLN 8,170	Pays	6-month PLN WIBOR	4.40	8/20/17	17,685
Credit Suisse International	HUF 492,670	Pays	6-month HUF BUBOR	6.93	12/16/16	109,929
Credit Suisse International	HUF 492,670	Receives	6-month HUF BUBOR	7.32	12/16/16	(189,327)

41

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Credit Suisse International	HUF 120,600	Pays	6-month HUF BUBOR	6.98%	12/22/16	$21,723
Credit Suisse International	HUF 120,600	Receives	6-month HUF BUBOR	7.29	12/22/16	(45,391)
Credit Suisse International	HUF 103,000	Pays	6-month HUF BUBOR	6.99	12/27/16	18,981
Credit Suisse International	HUF 103,000	Receives	6-month HUF BUBOR	7.38	12/27/16	(40,722)
Credit Suisse International	HUF 400,000	Receives	6-month HUF BUBOR	7.92	1/11/17	(201,848)
Credit Suisse International	HUF 514,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(229,618)
Credit Suisse International	HUF 176,000	Pays	6-month HUF BUBOR	7.10	1/17/17	38,643
Credit Suisse International	HUF 176,000	Receives	6-month HUF BUBOR	7.83	1/17/17	(85,711)
Credit Suisse International	HUF 186,000	Pays	6-month HUF BUBOR	5.87	1/20/17	(1,455)
Credit Suisse International	HUF 186,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(87,599)
Credit Suisse International	PLN 10,290	Pays	6-month PLN WIBOR	4.40	8/20/17	22,274
Credit Suisse International	USD 9,461	Receives	3-month USD-LIBOR-BBA	1.81	10/23/22	(63,094)
Deutsche Bank	HUF 182,820	Pays	6-month HUF BUBOR	7.01	1/19/17	37,882
Deutsche Bank	HUF 182,820	Receives	6-month HUF BUBOR	7.98	1/19/17	(94,533)
Deutsche Bank	NZD 14,775	Pays	3-month NZD Bank Bill	3.79	10/30/22	106,456
Deutsche Bank	PLN 7,207	Pays	6-month PLN WIBOR	4.34	7/30/17	8,503
Deutsche Bank	PLN 31,119	Pays	6-month PLN WIBOR	4.36	8/1/17	44,348
Deutsche Bank	PLN 18,850	Pays	6-month PLN WIBOR	4.28	8/6/17	5,767
Deutsche Bank	PLN 13,020	Pays	6-month PLN WIBOR	4.24	8/7/17	(2,355)
Deutsche Bank	PLN 10,750	Pays	6-month PLN WIBOR	4.33	8/17/17	11,268
Goldman Sachs International	PLN 6,181	Pays	6-month PLN WIBOR	4.35	8/1/17	7,769
JPMorgan Chase Bank	HUF 1,612,000	Pays	6-month HUF BUBOR	6.93	12/19/16	363,666
JPMorgan Chase Bank	HUF 1,612,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(597,057)
JPMorgan Chase Bank	HUF 529,000	Pays	6-month HUF BUBOR	6.94	12/20/16	93,038
JPMorgan Chase Bank	HUF 529,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(204,716)
JPMorgan Chase Bank	HUF 642,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(251,322)
JPMorgan Chase Bank	HUF 627,500	Pays	6-month HUF BUBOR	6.99	12/22/16	148,719
JPMorgan Chase Bank	HUF 627,500	Receives	6-month HUF BUBOR	7.30	12/22/16	(237,441)
JPMorgan Chase Bank	HUF 616,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(242,302)
JPMorgan Chase Bank	HUF 227,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(106,909)
JPMorgan Chase Bank	PLN 8,370	Pays	6-month PLN WIBOR	4.33	8/17/17	8,774
JPMorgan Chase Bank	PLN 41,260	Pays	6-month PLN WIBOR	4.25	10/8/17	17,426
Morgan Stanley & Co. International PLC	HUF 671,000	Pays	6-month HUF BUBOR	6.94	12/19/16	152,015
Morgan Stanley & Co. International PLC	HUF 671,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(248,528)
Morgan Stanley & Co. International PLC	HUF 265,000	Pays	6-month HUF BUBOR	7.02	12/20/16	48,396
Morgan Stanley & Co. International PLC	HUF 265,000	Receives	6-month HUF BUBOR	7.36	12/20/16	(103,503)
Nomura International PLC	HUF 457,000	Pays	6-month HUF BUBOR	6.99	12/21/16	108,049
Nomura International PLC	HUF 457,000	Receives	6-month HUF BUBOR	7.39	12/21/16	(181,380)

						$(855,499)

42

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

HUF	–	Hungarian Forint
NZD	–	New Zealand Dollar
PLN	–	Polish Zloty
USD	–	United States Dollar

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Argentina	Bank of America	$3,370	5.00	%(1)	6/20/13	29.91%	$(456,677)	$(18,562)	$(475,239)
Argentina	Bank of America	3,476	5.00	(1)	6/20/13	29.91	(471,030)	(14,514)	(485,544)
Argentina	Bank of America	3,468	5.00	(1)	6/20/13	29.91	(470,026)	(19,736)	(489,762)
Argentina	Bank of America	6,951	5.00	(1)	6/20/13	29.91	(942,045)	(28,191)	(970,236)
Argentina	Bank of America	19,517	5.00	(1)	6/20/13	29.91	(2,644,957)	(34,701)	(2,679,658)
Argentina	Bank of America	13,100	5.00	(1)	9/20/13	29.14	(2,320,935)	409,448	(1,911,487)
Argentina	Citibank NA	5,490	5.00	(1)	9/20/13	29.14	(972,667)	171,563	(801,104)
Argentina	Credit Suisse International	3,253	5.00	(1)	6/20/13	29.91	(440,849)	(5,784)	(446,633)
Argentina	Credit Suisse International	3,464	5.00	(1)	6/20/13	29.91	(469,444)	(14,504)	(483,948)
Argentina	Credit Suisse International	3,552	5.00	(1)	6/20/13	29.91	(481,370)	(10,559)	(491,929)
Argentina	Credit Suisse International	3,688	5.00	(1)	6/20/13	29.91	(499,800)	(15,442)	(515,242)
Argentina	Deutsche Bank	3,219	5.00	(1)	6/20/13	29.91	(436,295)	(13,473)	(449,768)
Argentina	Deutsche Bank	3,464	5.00	(1)	6/20/13	29.91	(469,444)	(14,504)	(483,948)
Argentina	Deutsche Bank	3,468	5.00	(1)	6/20/13	29.91	(470,040)	(19,736)	(489,776)
Argentina	Deutsche Bank	5,680	5.00	(1)	6/20/13	29.91	(769,757)	(22,115)	(791,872)
Argentina	Goldman Sachs International	10,000	5.00	(1)	9/20/13	29.14	(1,771,707)	312,501	(1,459,206)
Argentina	Morgan Stanley & Co. International PLC	5,000	5.00	(1)	9/20/13	29.14	(885,853)	(39,131)	(924,984)
Poland	Barclays Bank PLC	9,440	1.00	(1)	9/20/22	1.39	(316,828)	1,065,456	748,628
Poland	Barclays Bank PLC	4,800	1.00	(1)	9/20/22	1.39	(161,100)	584,453	423,353
Poland	Citibank NA	43,370	1.00	(1)	9/20/22	1.39	(1,455,555)	2,425,417	969,862
Poland	Deutsche Bank	2,000	1.00	(1)	6/20/22	1.38	(63,526)	328,550	265,024
Poland	Goldman Sachs International	11,560	1.00	(1)	9/20/22	1.39	(387,980)	1,254,044	866,064
South Africa	Bank of America	3,190	1.00	(1)	12/20/15	1.00	3,639	16,902	20,541
South Africa	Bank of America	890	1.00	(1)	12/20/15	1.00	1,015	4,499	5,514
South Africa	Bank of America	7,500	1.00	(1)	9/20/17	1.46	(153,655)	240,244	86,589
South Africa	Bank of America	5,000	1.00	(1)	9/20/17	1.46	(102,436)	74,443	(27,993)
South Africa	Bank of America	26,320	1.00	(1)	9/20/17	1.46	(539,227)	439,630	(99,597)
South Africa	Bank of America	14,640	1.00	(1)	9/20/17	1.46	(299,935)	184,112	(115,823)
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/15	1.00	4,369	22,533	26,902

43

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
South Africa	Barclays Bank PLC	$2,280	1.00	%(1)	12/20/15	1.00%	$2,601	$13,527	$16,128
South Africa	Barclays Bank PLC	5,000	1.00	(1)	9/20/17	1.46	(102,442)	133,441	30,999
South Africa	Barclays Bank PLC	2,510	1.00	(1)	9/20/17	1.46	(51,426)	62,366	10,940
South Africa	BNP Paribas SA	4,190	1.00	(1)	9/20/17	1.46	(85,847)	107,891	22,044
South Africa	Citibank NA	4,800	1.00	(1)	9/20/15	0.95	12,752	77,474	90,226
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/15	1.00	5,458	30,946	36,404
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/15	1.00	2,282	11,139	13,421
South Africa	Credit Suisse International	890	1.00	(1)	12/20/15	1.00	1,015	5,288	6,303
South Africa	Credit Suisse International	9,000	1.00	(1)	3/20/16	1.08	(13,188)	95,531	82,343
South Africa	Credit Suisse International	8,100	1.00	(1)	3/20/16	1.08	(11,869)	48,613	36,744
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/17	1.46	(75,803)	128,415	52,612
South Africa	Deutsche Bank	4,860	1.00	(1)	9/20/17	1.46	(99,569)	172,918	73,349
South Africa	Deutsche Bank	5,700	1.00	(1)	9/20/17	1.46	(116,778)	182,586	65,808
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/17	1.46	(307,310)	513,776	206,466
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/17	1.46	(62,896)	103,771	40,875
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/17	1.51	(63,902)	64,452	550
South Africa	HSBC Bank USA	5,000	1.00	(1)	9/20/17	1.46	(102,442)	131,185	28,743
South Africa	HSBC Bank USA	2,500	1.00	(1)	12/20/17	1.51	(60,353)	63,264	2,911
South Africa	JPMorgan Chase Bank	7,500	1.00	(1)	9/20/17	1.46	(153,663)	196,778	43,115
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/17	1.46	(20,487)	14,923	(5,564)
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/17	1.51	(182,774)	187,970	5,196
Spain	Deutsche Bank	1,100	1.00	(1)	3/20/13	1.07	990	12,477	13,467
Markit CDX North America High Yield Index	Barclays Bank PLC	1,670	5.00	(1)	12/20/17	5.19	(3,484)	2,050	(1,434)
Markit CDX North America High Yield Index	Citibank NA	10,350	5.00	(1)	12/20/17	5.19	(21,597)	6,354	(15,243)
Markit CDX North America High Yield Index	Deutsche Bank	12,460	5.00	(1)	12/20/17	5.19	(26,000)	15,298	(10,702)

44

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index	JPMorgan Chase Bank	$9,130	5.00	%(1)	12/20/17	5.19%	$(19,051)	$22,418	$3,367

Total		$369,513					$(19,999,898)	$9,667,694	$(10,332,204)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Brazil	Bank of America	$4,600	1.00	%(1)	12/20/20	$143,154	$(119,286)	$23,868
Brazil	Bank of America	1,217	1.00	(1)	12/20/20	37,874	(36,897)	977
Brazil	Bank of America	533	1.00	(1)	12/20/20	16,587	(15,806)	781
Brazil	Bank of America	280	1.00	(1)	12/20/20	8,713	(7,944)	769
Brazil	Barclays Bank PLC	1,430	1.00	(1)	12/20/20	44,498	(44,366)	132
Brazil	Barclays Bank PLC	35,000	1.00	(1)	6/20/21	1,225,921	(1,357,232)	(131,311)
Brazil	Barclays Bank PLC	15,000	1.00	(1)	6/20/22	637,925	(1,350,173)	(712,248)
Brazil	Citibank NA	2,400	1.00	(1)	9/20/20	69,891	(91,202)	(21,311)
Brazil	Citibank NA	270	1.00	(1)	12/20/20	8,402	(7,750)	652
Brazil	Citibank NA	11,000	1.00	(1)	9/20/21	406,553	(422,238)	(15,685)
Brazil	Goldman Sachs International	12,800	1.00	(1)	9/20/22	567,684	(1,141,081)	(573,397)
Brazil	HSBC Bank USA	1,000	1.00	(1)	6/20/21	35,027	(37,449)	(2,422)
Brazil	Standard Chartered Bank	2,400	1.00	(1)	9/20/20	69,891	(77,146)	(7,255)
Brazil	Standard Chartered Bank	280	1.00	(1)	12/20/20	8,713	(8,037)	676
China	Bank of America	6,100	1.00	(1)	3/20/17	(125,218)	(159,669)	(284,887)
China	Barclays Bank PLC	10,076	1.00	(1)	3/20/17	(206,836)	(240,011)	(446,847)
China	Deutsche Bank	3,700	1.00	(1)	3/20/17	(75,949)	(83,760)	(159,709)
China	Deutsche Bank	4,300	1.00	(1)	3/20/17	(88,269)	(97,343)	(185,612)
Colombia	Bank of America	3,900	1.00	(1)	9/20/21	104,053	(155,618)	(51,565)
Colombia	Barclays Bank PLC	2,000	1.00	(1)	6/20/22	63,021	(112,356)	(49,335)
Colombia	Citibank NA	2,100	1.00	(1)	6/20/22	66,170	(160,081)	(93,911)
Colombia	Deutsche Bank	2,500	1.00	(1)	6/20/22	78,776	(167,638)	(88,862)
Colombia	Deutsche Bank	2,080	1.00	(1)	6/20/22	65,541	(159,966)	(94,425)
Colombia	Deutsche Bank	4,100	1.00	(1)	6/20/22	129,192	(262,712)	(133,520)
Colombia	Goldman Sachs International	7,410	1.00	(1)	6/20/17	(35,395)	(225,491)	(260,886)
Colombia	Goldman Sachs International	2,990	1.00	(1)	9/20/21	79,774	(117,211)	(37,437)
Colombia	Goldman Sachs International	2,000	1.00	(1)	6/20/22	63,019	(152,458)	(89,439)
Colombia	Goldman Sachs International	2,000	1.00	(1)	6/20/22	63,018	(168,117)	(105,099)
Colombia	HSBC Bank USA	4,040	1.00	(1)	6/20/17	(19,297)	(124,655)	(143,952)
Colombia	HSBC Bank USA	8,590	1.00	(1)	9/20/21	229,184	(329,198)	(100,014)
Colombia	Morgan Stanley & Co. International PLC	4,000	1.00	(1)	6/20/22	126,041	(249,479)	(123,438)

45

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Colombia	Morgan Stanley & Co. International PLC	$4,470	1.00	%(1)	9/20/21	$119,261	$(178,362)	$(59,101)
Croatia	BNP Paribas SA	2,000	1.00	(1)	12/20/17	138,243	(138,342)	(99)
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	101,987	(102,516)	(529)
Egypt	Citibank NA	1,300	1.00	(1)	12/20/15	95,490	(54,830)	40,660
Egypt	Credit Suisse International	2,130	1.00	(1)	12/20/15	156,456	(84,163)	72,293
Egypt	Credit Suisse International	2,155	1.00	(1)	12/20/15	158,292	(90,898)	67,394
Egypt	Deutsche Bank	4,600	1.00	(1)	12/20/15	337,885	(145,561)	192,324
Hungary	Bank of America	1,800	1.00	(1)	3/20/17	121,599	(283,140)	(161,541)
Hungary	Barclays Bank PLC	900	1.00	(1)	3/20/17	60,800	(141,558)	(80,758)
Hungary	Barclays Bank PLC	2,500	1.00	(1)	3/20/17	168,889	(394,648)	(225,759)
Hungary	Deutsche Bank	1,700	1.00	(1)	3/20/17	114,844	(266,212)	(151,368)
Hungary	Goldman Sachs International	3,400	1.00	(1)	3/20/17	229,688	(530,472)	(300,784)
Hungary	HSBC Bank USA	900	1.00	(1)	3/20/17	60,800	(141,558)	(80,758)
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	180,333	(182,876)	(2,543)
Mexico	Bank of America	1,900	1.00	(1)	6/20/22	60,103	(118,513)	(58,410)
Mexico	Bank of America	3,910	1.00	(1)	6/20/22	123,686	(277,106)	(153,420)
Mexico	Barclays Bank PLC	1,000	1.00	(1)	6/20/22	31,632	(74,339)	(42,707)
Mexico	Citibank NA	1,250	1.00	(1)	6/20/22	39,541	(80,062)	(40,521)
Mexico	Deutsche Bank	1,900	1.00	(1)	6/20/22	60,103	(119,966)	(59,863)
Mexico	Deutsche Bank	2,020	1.00	(1)	6/20/22	63,899	(141,622)	(77,723)
Mexico	Deutsche Bank	1,850	1.00	(1)	6/20/22	58,521	(140,186)	(81,665)
Mexico	Deutsche Bank	3,900	1.00	(1)	6/20/22	123,370	(255,900)	(132,530)
Mexico	Goldman Sachs International	1,900	1.00	(1)	6/20/22	60,104	(119,977)	(59,873)
Mexico	Goldman Sachs International	1,950	1.00	(1)	6/20/22	61,685	(148,499)	(86,814)
Philippines	Bank of America	1,400	1.00	(1)	12/20/15	(23,325)	(12,254)	(35,579)
Philippines	Bank of America	2,000	1.00	(1)	12/20/15	(33,321)	(16,413)	(49,734)
Philippines	Barclays Bank PLC	2,400	1.00	(1)	12/20/15	(39,985)	(29,903)	(69,888)
Philippines	Barclays Bank PLC	1,000	1.00	(1)	3/20/16	(15,364)	(13,539)	(28,903)
Philippines	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(21,511)	(13,516)	(35,027)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(24,583)	(11,982)	(36,565)
Philippines	Barclays Bank PLC	1,600	1.00	(1)	3/20/16	(24,583)	(17,894)	(42,477)
Philippines	Barclays Bank PLC	2,100	1.00	(1)	3/20/16	(32,266)	(22,091)	(54,357)
Philippines	Barclays Bank PLC	2,500	1.00	(1)	3/20/16	(38,411)	(33,239)	(71,650)
Philippines	Citibank NA	6,600	1.00	(1)	9/20/15	(108,370)	(105,133)	(213,503)
Philippines	Citibank NA	2,000	1.00	(1)	3/20/16	(30,729)	(21,731)	(52,460)
Philippines	Credit Suisse International	8,100	1.00	(1)	12/20/16	(93,342)	(185,161)	(278,503)
Philippines	Deutsche Bank	1,000	1.00	(1)	12/20/15	(16,661)	(9,372)	(26,033)
Philippines	Deutsche Bank	1,300	1.00	(1)	12/20/15	(21,659)	(11,398)	(33,057)
Philippines	Deutsche Bank	2,300	1.00	(1)	12/20/15	(38,320)	(21,477)	(59,797)
Philippines	Goldman Sachs International	2,000	1.00	(1)	3/20/16	(30,730)	(22,355)	(53,085)
Philippines	Standard Chartered Bank	1,000	1.00	(1)	12/20/15	(16,660)	(7,839)	(24,499)
Philippines	Standard Chartered Bank	2,600	1.00	(1)	3/20/16	(39,948)	(30,704)	(70,652)
Russia	Barclays Bank PLC	4,800	1.00	(1)	9/20/22	439,038	(661,294)	(222,256)

46

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Russia	Citibank NA	$43,370	1.00	%(1)	9/20/22	$3,966,808	$(3,597,181)	$369,627
Russia	Deutsche Bank	2,000	1.00	(1)	6/20/22	177,032	(342,675)	(165,643)
Russia	Morgan Stanley & Co. International PLC	9,440	1.00	(1)	9/20/22	863,442	(1,316,103)	(452,661)
Russia	Morgan Stanley & Co. International PLC	11,560	1.00	(1)	9/20/22	1,057,350	(1,604,194)	(546,844)
South Africa	Bank of America	3,190	1.00	(1)	12/20/20	218,548	(109,657)	108,891
South Africa	Bank of America	890	1.00	(1)	12/20/20	60,974	(27,892)	33,082
South Africa	Bank of America	26,320	1.00	(1)	9/20/22	2,407,394	(2,041,484)	365,910
South Africa	Bank of America	14,640	1.00	(1)	9/20/22	1,339,067	(1,025,332)	313,735
South Africa	Bank of America	5,000	1.00	(1)	9/20/22	457,332	(370,284)	87,048
South Africa	Bank of America	7,500	1.00	(1)	9/20/22	686,020	(731,925)	(45,905)
South Africa	Barclays Bank PLC	3,830	1.00	(1)	12/20/20	262,394	(126,748)	135,646
South Africa	Barclays Bank PLC	2,280	1.00	(1)	12/20/20	156,203	(71,188)	85,015
South Africa	Barclays Bank PLC	3,100	1.00	(1)	9/20/22	283,555	(259,754)	23,801
South Africa	BNP Paribas	3,100	1.00	(1)	9/20/22	283,555	(266,884)	16,671
South Africa	Citibank NA	4,800	1.00	(1)	9/20/20	311,997	(248,178)	63,819
South Africa	Credit Suisse International	4,785	1.00	(1)	12/20/20	327,822	(167,546)	160,276
South Africa	Credit Suisse International	2,000	1.00	(1)	12/20/20	137,021	(69,222)	67,799
South Africa	Credit Suisse International	890	1.00	(1)	12/20/20	60,974	(29,655)	31,319
South Africa	Credit Suisse International	8,100	1.00	(1)	3/20/21	582,538	(300,274)	282,264
South Africa	Credit Suisse International	9,000	1.00	(1)	3/20/21	647,229	(391,041)	256,188
South Africa	Credit Suisse International	20,000	1.00	(1)	12/20/21	1,639,407	(1,705,967)	(66,560)
South Africa	Credit Suisse International	3,700	1.00	(1)	9/20/22	338,426	(374,938)	(36,512)
South Africa	Deutsche Bank	4,860	1.00	(1)	9/20/22	444,527	(473,394)	(28,867)
South Africa	Deutsche Bank	5,700	1.00	(1)	9/20/22	521,358	(552,835)	(31,477)
South Africa	Goldman Sachs International	3,070	1.00	(1)	9/20/22	280,805	(289,803)	(8,998)
South Africa	Goldman Sachs International	15,000	1.00	(1)	9/20/22	1,372,010	(1,461,904)	(89,894)
South Africa	Goldman Sachs International	2,647	1.00	(1)	12/20/22	250,169	(260,546)	(10,377)
South Africa	HSBC Bank USA	2,500	1.00	(1)	12/20/22	236,276	(236,310)	(34)
South Africa	Nomura International PLC	1,000	1.00	(1)	9/20/22	91,466	(76,623)	14,843
South Africa	Nomura International PLC	7,571	1.00	(1)	12/20/22	715,538	(733,411)	(17,873)
Spain	Bank of America	2,400	1.00	(1)	9/20/20	328,021	(210,795)	117,226
Spain	Barclays Bank PLC	2,421	1.00	(1)	9/20/20	330,891	(186,297)	144,594
Spain	Barclays Bank PLC	3,900	1.00	(1)	12/20/20	547,702	(329,035)	218,667
Spain	Barclays Bank PLC	1,100	1.00	(1)	12/20/20	154,470	(91,090)	63,380
Spain	Barclays Bank PLC	3,200	1.00	(1)	12/20/20	449,396	(387,215)	62,181
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	738,576	(426,592)	311,984
Spain	Barclays Bank PLC	5,000	1.00	(1)	6/20/21	738,436	(480,519)	257,917
Spain	Barclays Bank PLC	5,000	1.00	(1)	3/20/22	789,887	(932,268)	(142,381)
Spain	Credit Suisse International	2,200	1.00	(1)	3/20/21	316,946	(286,207)	30,739
Spain	Credit Suisse International	5,000	1.00	(1)	6/20/21	738,576	(465,777)	272,799
Spain	Deutsche Bank	3,500	1.00	(1)	12/20/20	491,527	(338,652)	152,875
Spain	Deutsche Bank	10,730	1.00	(1)	6/20/22	1,730,538	(2,865,798)	(1,135,260)

47

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)
Thailand	Bank of America	$ 1,000	1.00	%(1)	3/20/16	$(15,789)	$(3,141)	$(18,930)
Thailand	Barclays Bank PLC	1,400	1.00	(1)	3/20/16	(22,102)	(6,535)	(28,637)
Thailand	Barclays Bank PLC	3,000	1.00	(1)	3/20/16	(47,366)	(1,889)	(49,255)
Thailand	Citibank NA	7,900	1.00	(1)	12/20/16	(101,322)	(258,658)	(359,980)
Thailand	Goldman Sachs International	4,100	1.00	(1)	3/20/16	(64,730)	(23,126)	(87,856)
Thailand	Standard Chartered Bank	3,300	1.00	(1)	9/20/15	(54,581)	(24,856)	(79,437)
Tunisia	Barclays Bank PLC	970	1.00	(1)	9/20/17	105,733	(87,098)	18,635
Tunisia	Barclays Bank PLC	1,000	1.00	(1)	9/20/17	109,002	(85,522)	23,480
Tunisia	Deutsche Bank	3,800	1.00	(1)	6/20/17	391,679	(278,841)	112,838
Tunisia	Deutsche Bank	2,150	1.00	(1)	6/20/17	221,614	(166,526)	55,088
Tunisia	Goldman Sachs International	2,100	1.00	(1)	9/20/17	228,894	(166,445)	62,449
Tunisia	Goldman Sachs International	2,250	1.00	(1)	9/20/17	245,244	(187,705)	57,539
Tunisia	Goldman Sachs International	2,100	1.00	(1)	9/20/17	228,905	(184,294)	44,611
Tunisia	JPMorgan Chase Bank	4,520	1.00	(1)	9/20/17	492,691	(406,613)	86,078
Tunisia	Morgan Stanley & Co. International PLC	500	1.00	(1)	6/20/17	51,537	(38,700)	12,837
Tunisia	Nomura International PLC	3,400	1.00	(1)	12/20/17	390,151	(357,327)	32,824
iTraxx Europe Senior Financials 5-Year Index	Barclays Bank PLC	EUR 15,050	1.00	(1)	12/20/17	672,312	(812,554)	(140,242)
iTraxx Europe Subordinated Financials 5-Year Index	Barclays Bank PLC	EUR 8,166	5.00	(1)	12/20/17	(1,008,112)	856,711	(151,401)

						$35,670,102	$(41,637,283)	$(5,967,181)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $369,513,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

48

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Cross-Currency Swaps
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)	Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)	Floating Rate	Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	TRY 700	$394	3-month USD-LIBOR-BBA	6.97%	8/18/21	$(22,531)
Citibank NA	TRY 10,951	7,200	3-month USD-LIBOR-BBA	8.23	9/3/20	230,584
Citibank NA	TRY 7,310	3,999	3-month USD-LIBOR-BBA	6.45	1/6/21	(168,489)
Citibank NA	TRY 5,133	3,216	3-month USD-LIBOR-BBA	8.23	2/25/21	(188,030)
Citibank NA	TRY 5,600	3,094	3-month USD-LIBOR-BBA	6.26	10/18/21	(52,788)
Credit Suisse International	TRY 10,104	5,676	3-month USD-LIBOR-BBA	6.90	8/18/21	(302,667)
Deutsche Bank	TRY 14,469	7,920	3-month USD-LIBOR-BBA	6.45	1/6/21	(328,786)
Deutsche Bank	TRY 18,837	11,832	3-month USD-LIBOR-BBA	8.20	2/24/21	(639,191)
Deutsche Bank	TRY 13,388	7,517	3-month USD-LIBOR-BBA	7.00	8/18/21	(457,062)

						$(1,928,960)

TRY	–	New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2012 was as follows:

	Principal Amount of Contracts (000’s Omitted)		Premiums Received
Outstanding, beginning of year	INR	—	$—
Options written		10,798,200	6,968,940

Outstanding, end of year	INR	10,798,200	$6,968,940

INR	–	Indian Rupee

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk:  The Portfolio invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

49

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Equity Price Risk:  The Portfolio enters into equity index futures and options thereon to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Portfolio engages in forward foreign currency exchange contracts, options on currencies and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Portfolio utilizes various interest rate derivatives including futures, interest rate swaps and swaptions, and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Portfolio enters into swap contracts, over-the-counter options, forward foreign currency exchange contracts and forward commodity contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $53,951,435. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $10,575,272 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $29,588,378 with the highest amount from any one counterparty being $4,595,387. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $25,556,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered Portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered Portfolio.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$3,580	$5,412,330	$316,032	$2,947,000
Net unrealized depreciation*	—	310,311	—	13,299	—
Receivable for open forward foreign currency exchange contracts	—	—	9,064,069	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	38,218,957	—	—	3,586,780	—

Total Asset Derivatives	$38,218,957	$313,891	$14,476,399	$3,916,111	$2,947,000

Written options	$—	$—	$(3,134,877)	$—	$—
Net unrealized depreciation*	—	(40,404)	—	(433,452)	$(1,896,712)
Payable for open forward commodity contracts	—	—	—	—	(833,663)
Payable for open forward foreign currency exchange contracts	—	—	(16,679,833)	—	—

Payable for open swap contracts; Premium paid/received on open swap contracts	(22,548,753)	—	—	(6,371,239)	—

Total Liability Derivatives	$(22,548,753)	$(40,404)	$(19,814,710)	$(6,804,691)	$(2,730,375)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

50

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) — Investment transactions	$—	$(2,259,795)	$—	$—	$—
Futures contracts	—	1,956,181	—	1,316,827	1,956,789
Swap contracts	(3,709,211)	—	—	(2,769,862)	—
Forward commodity contracts	—	—	—	—	(174,331)

Foreign currency and forward foreign currency exchange contract transactions	—	—	55,094,672	—	—

Total	$(3,709,211)	$(303,614)	$55,094,672	$(1,453,035)	$1,782,458

Change in unrealized appreciation (depreciation) — Investments	$—	$(422,189)	$497,291	$(790,848)	$6,340
Written options	—		3,834,063	—	—
Futures contracts	—	269,907	—	(1,039,026)	(3,311,457)
Swap contracts	(16,188,149)	—	—	(3,239,686)	—
Forward commodity contracts	—	—	—	—	204,462

Foreign currency and forward foreign currency exchange contracts	—	—	(18,457,791)	—	—

Total	$(16,188,149)	$(152,282)	$(14,126,437)	$(5,069,560)	$(3,100,655)

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $162,963,000, $18,603,000, $1,377,578,000 and $1,227,446,000, respectively.

The average principal amount of purchased currency options contracts, average notional amount of interest rate swaption contracts, average number of purchased index options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $175,281,000, $24,000,000, 116,661,000 contracts and 65 contracts, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2012. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and

51

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Foreign Government Bonds	$—	$487,121,798		$—	$487,121,798
Collateralized Mortgage Obligations	—	39,018,213		—	39,018,213
Mortgage Pass-Throughs	—	7,263,296		—	7,263,296
Common Stocks	—	17,400,136	*	—	17,400,136
Precious Metals	36,036,631	—		—	36,036,631
Currency Call Options Purchased	—	5,227,473		—	5,227,473
Currency Put Options Purchased	—	184,857		—	184,857
Interest Rate Swaptions	—	316,032		—	316,032
Put Options Purchased	2,947,000	3,580		—	2,950,580
Short-Term Investments —
Foreign Government Securities	—	472,515,788		—	472,515,788
U.S. Treasury Obligations	—	10,999,596		—	10,999,596
Repurchase Agreements	—	137,007,962		—	137,007,962
Other	—	88,479,972		—	88,479,972

Total Investments	$38,983,631	$1,265,538,703		$—	$1,304,522,334

Forward Foreign Currency Exchange Contracts	$—	$9,064,069		$—	$9,064,069
Swap Contracts	—	41,805,737		—	41,805,737
Futures Contracts	323,610	—		—	323,610

Total	$39,307,241	$1,316,408,509		$—	$1,355,715,750

52

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3	Total

Currency Call Options Written	$—	$(2,901,667)	$—	$(2,901,667)
Currency Put Options Written	—	(233,210)	—	(233,210)
Securities Sold Short	—	(149,424,821)	—	(149,424,821)
Forward Commodity Contracts	—	(833,663)	—	(833,663)
Forward Foreign Currency Exchange Contracts	—	(16,679,833)	—	(16,679,833)
Swap Contracts	—	(28,919,992)	—	(28,919,992)
Futures Contracts	(2,370,568)	—	—	(2,370,568)

Total	$(2,370,568)	$(198,993,186)	$—	$(201,363,754)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

53

Global Macro Absolute Return Advantage Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments as of October 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the two years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

54

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2010

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2010

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2010

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2010

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

55

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2010

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2010

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2010

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.
Eric A. Stein 1980	President of the Portfolio	Since 2012	Vice President of EVM and BMR.
Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.
Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2010	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2010; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR.

56

Eaton Vance

Global Macro Absolute Return Advantage Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2010	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

57

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

58

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4836-12/12	GMARADVSRC

Eaton Vance Tax-Managed Global Dividend Income Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Global Dividend Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Management and Organization	29

Important Notices	31

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The MSCI World Index,2 a broad measure of global equity market performance, was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long-Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered better yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to generally outperform their non-U.S. counterparts. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy—which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections, investors once again worried about a Congressional deadlock on tax policy—an impasse that has left the United States rushing toward a fiscal cliff that could drag down the global economy.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax- Managed Global Dividend Income Fund (the Fund) had a total return of 10.74% for Class A shares at net asset value (NAV). By contrast, the Fund’s benchmark, the MSCI World Index (the Index), had a total return of 9.45% for the period. Relative outperformance by the Fund’s common stock allocation and its preferred securities allocation both contributed to the Fund’s outperformance of the Index.

Performance of the Fund’s common stock allocation was helped by stock selection in the materials, consumer discretionary and consumer staples sectors. Within the materials sector, stock selection in chemicals boosted results versus the Index, as did a relative underweighting and stock selection in the poor-performing metals and mining industry. In consumer discretionary, stock selection among specialty retail stocks, as well as an overweighting in the industry, aided Fund performance versus the Index. An overweight in tobacco stocks, which performed well for the period, and stock selection among beverage stocks contributed to Fund results versus the Index in the consumer discretionary sector.

By contrast, stock selection in the health care, information technology (IT) and industrials sectors detracted from Fund performance versus the Index. Positioning in pharmaceuticals and in health care providers and services hurt Fund results versus the Index in the health care sector, as did avoiding the strong-performing biotechnology industry. Stock selection in communications equipment and an underweight in computers and peripherals stocks, which rose sharply during the period, held back Fund performance versus the Index in the IT sector. Positioning in building products, as well as industrial conglomerates, detracted from Fund results versus the Index in the industrials sector.

As of October 31, 2012, the Fund had approximately 24% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes). The return of the preferred securities allocation outperformed both the Index and the return of the BofA Merrill Lynch Fixed Rate Preferred Securities Index, an index measuring the overall preferred market. This outperformance relative to the preferred market resulted from several factors. The Fund’s bank holdings contributed to performance after bouncing back from lows reached in the summer of 2011. Capital management actions resulted in several of the Fund’s preferred holdings being tendered or called above market price, as issuers retired older, higher-interest preferred stocks in favor of new offerings that paid lower rates. The Fund also participated in a number of new issues that outperformed the preferred market. In addition, stock selection among high-yield names helped, as high-yield issues rallied during the period in response to investors’ search for yield.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Performance2,3

Portfolio Managers Judith A. Saryan, CFA, Aamer Khan, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Class A at NAV	05/30/2003	10.74%	–1.84%	5.35%
Class A with 5.75% Maximum Sales Charge	—	4.34	–3.00	4.69
Class B at NAV	05/30/2003	9.93	–2.57	4.57
Class B with 5% Maximum Sales Charge	—	4.93	–2.87	4.57
Class C at NAV	05/30/2003	9.93	–2.57	4.58
Class C with 1% Maximum Sales Charge	—	8.93	–2.57	4.58
Class I at NAV	08/27/2007	11.01	–1.58	–0.77
MSCI World Index	05/30/2003	9.45%	–2.86%	6.62%

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Since Inception
Class A After Taxes on Distributions	05/30/2003	3.55%	–3.88%	3.84%
Class A After Taxes on Distributions and Sale of Fund Shares	—	3.78	–2.63	3.98
Class B After Taxes on Distributions	05/30/2003	4.22	–3.65	3.84
Class B After Taxes on Distributions and Sale of Fund Shares	—	4.07	–2.50	3.91
Class C After Taxes on Distributions	05/30/2003	8.23	–3.34	3.84
Class C After Taxes on Distributions and Sale of Fund Shares	—	6.67	–2.25	3.91
Class I After Taxes on Distributions	08/27/2007	10.13	–2.50	–1.69
Class I After Taxes on Distributions and Sale of Fund Shares	—	8.22	–1.45	–0.76

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I
	1.17%	1.92%	1.92%	0.93%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	05/30/2003	$15,247	N.A.
Class C	$10,000	05/30/2003	$15,248	N.A.
Class I	$250,000	08/27/2007	$240,200	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Fund Profile

Top 10 Common Stock Holdings (% of total investments)
Accenture PLC, Class A	2.1%
U.S. Bancorp	2.0
Covidien PLC	2.0
International Business Machines Corp.	1.9
Oracle Corp.	1.9
TJX Companies, Inc. (The)	1.8
Anheuser-Busch InBev NV	1.7
Royal Dutch Shell PLC, Class A	1.7
Apple, Inc.	1.7
Sanofi	1.7
Total	18.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Endnotes and Additional Disclosures

1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After
Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

4	Source: Fund prospectus.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,035.50	$6.09	1.19%
Class B	$1,000.00	$1,031.70	$9.91	1.94%
Class C	$1,000.00	$1,031.70	$9.91	1.94%
Class I	$1,000.00	$1,036.80	$4.81	0.94%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.04	1.19%
Class B	$1,000.00	$1,015.40	$9.83	1.94%
Class C	$1,000.00	$1,015.40	$9.83	1.94%
Class I	$1,000.00	$1,020.40	$4.77	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012.

6

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Portfolio of Investments

Common Stocks — 75.2%

Security	Shares	Value

Aerospace & Defense — 1.4%
United Technologies Corp.	175,000	$13,678,000

		$13,678,000

Beverages — 2.4%
Anheuser-Busch InBev NV	200,000	$16,726,214
Heineken NV	100,000	6,171,275

		$22,897,489

Capital Markets — 0.6%
Credit Suisse Group AG(1)	260,000	$6,046,391

		$6,046,391

Chemicals — 3.1%
Linde AG	45,000	$7,572,713
LyondellBasell Industries NV, Class A	200,000	10,678,000
PPG Industries, Inc.	99,000	11,590,920

		$29,841,633

Commercial Banks — 7.1%
BNP Paribas	155,000	$7,818,969
Commonwealth Bank of Australia	200,000	11,977,101
PNC Financial Services Group, Inc.	265,000	15,420,350
U.S. Bancorp	588,421	19,541,461
Wells Fargo & Co.	420,000	14,149,800

		$68,907,681

Commercial Services & Supplies — 0.4%
Brambles, Ltd.	550,000	$4,141,347

		$4,141,347

Communications Equipment — 0.9%
QUALCOMM, Inc.	145,000	$8,493,375

		$8,493,375

Computers & Peripherals — 1.7%
Apple, Inc.	28,000	$16,662,800

		$16,662,800

Consumer Finance — 0.8%
Discover Financial Services	200,000	$8,200,000

		$8,200,000

Security	Shares	Value

Diversified Financial Services — 0.9%
JPMorgan Chase & Co.	205,000	$8,544,400

		$8,544,400

Diversified Telecommunication Services — 2.3%
CenturyLink, Inc.	100,000	$3,838,000
Deutsche Telekom AG	440,000	5,019,739
France Telecom SA	135,542	1,515,021
Telstra Corp., Ltd.	2,725,000	11,710,676

		$22,083,436

Electric Utilities — 1.9%
Edison International	140,000	$6,571,600
Iberdrola SA	1,000,000	5,178,958
SSE PLC	300,000	7,016,765

		$18,767,323

Energy Equipment & Services — 1.5%
Schlumberger, Ltd.	125,000	$8,691,250
Seadrill, Ltd.	150,000	6,078,038

		$14,769,288

Food Products — 2.9%
Kraft Foods Group, Inc.(1)	63,333	$2,880,385
Mondelez International, Inc., Class A	390,000	10,350,600
Nestle SA	230,000	14,602,279

		$27,833,264

Health Care Equipment & Supplies — 2.0%
Covidien PLC	355,000	$19,507,250

		$19,507,250

Health Care Providers & Services — 0.8%
HCA Holdings, Inc.	272,802	$7,750,305

		$7,750,305

Hotels, Restaurants & Leisure — 1.3%
McDonald’s Corp.	140,000	$12,152,000

		$12,152,000

Industrial Conglomerates — 1.6%
General Electric Co.	335,000	$7,055,100
Orkla ASA	1,000,000	7,921,622

		$14,976,722

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 3.3%
Aflac, Inc.	100,000	$4,978,000
AXA SA	250,000	3,984,675
MetLife, Inc.	140,248	4,977,402
Old Mutual PLC	3,675,000	10,229,200
Prudential Financial, Inc.	131,000	7,473,550

		$31,642,827

IT Services — 3.9%
Accenture PLC, Class A	300,000	$20,223,000
International Business Machines Corp.	92,000	17,896,760

		$38,119,760

Machinery — 1.5%
Deere & Co.	115,000	$9,825,600
PACCAR, Inc.	100,000	4,334,000

		$14,159,600

Media — 0.7%
Time Warner Cable, Inc.	70,000	$6,937,700

		$6,937,700

Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	345,000	$13,413,600

		$13,413,600

Multi-Utilities — 2.5%
GDF Suez	370,000	$8,492,366
National Grid PLC	1,000,000	11,404,546
Sempra Energy	65,000	4,533,750

		$24,430,662

Oil, Gas & Consumable Fuels — 7.4%
Chevron Corp.	40,000	$4,408,400
ENI SpA	660,000	15,187,199
Exxon Mobil Corp.	137,000	12,490,290
Occidental Petroleum Corp.	100,000	7,896,000
Phillips 66	180,000	8,488,800
Royal Dutch Shell PLC, Class A	487,000	16,710,289
Total SA	120,000	6,044,425

		$71,225,403

Security	Shares	Value

Pharmaceuticals — 5.4%
Abbott Laboratories	147,000	$9,631,440
AstraZeneca PLC	200,000	9,274,951
Johnson & Johnson	55,000	3,895,100
Sanofi	182,000	15,984,588
Takeda Pharmaceutical Co., Ltd.(1)	100,000	4,648,082
Teva Pharmaceutical Industries, Ltd. ADR	214,000	8,649,880

		$52,084,041

Road & Rail — 2.5%
Canadian National Railway Co.	130,000	$11,229,400
Union Pacific Corp.	108,000	13,287,240

		$24,516,640

Software — 3.2%
Microsoft Corp.	450,000	$12,840,750
Oracle Corp.	575,000	17,853,750

		$30,694,500

Specialty Retail — 7.4%
American Eagle Outfitters, Inc.	400,000	$8,348,000
DSW, Inc., Class A	49,135	3,075,360
Home Depot, Inc. (The)	183,000	11,232,540
Industria de Diseno Textil SA	70,000	8,938,446
Kingfisher PLC	1,000,000	4,682,006
Limited Brands, Inc.	304,372	14,576,375
Lowe’s Companies, Inc.	125,000	4,047,500
TJX Companies, Inc. (The)	410,000	17,068,300

		$71,968,527

Textiles, Apparel & Luxury Goods — 0.5%
Adidas AG	55,000	$4,688,028

		$4,688,028

Tobacco — 1.3%
British American Tobacco PLC	114,000	$5,654,350
Japan Tobacco, Inc.(1)	150,000	4,147,835
Philip Morris International, Inc.	30,000	2,656,800

		$12,458,985

Wireless Telecommunication Services — 0.6%
Vodafone Group PLC ADR	225,000	$6,124,500

		$6,124,500

Total Common Stocks (identified cost $601,280,423)		$727,717,477

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Preferred Stocks — 19.2%

Security	Shares	Value

Capital Markets — 1.1%
Affiliated Managers Group, Inc., 6.375%	35,210	$917,661
Bank of New York Mellon Corp. (The), 5.20%	138,300	3,479,628
Charles Schwab Corp. (The), 7.00%(2)	900	1,049,787
State Street Corp., Series C, 5.25%	209,940	5,422,750

		$10,869,826

Commercial Banks — 7.2%
CoBank ACB, Series F, 6.25%(2))(3)	34,500	$3,650,531
Countrywide Capital V, 7.00%	58,000	1,454,060
Farm Credit Bank of Texas, Series 1, 10.00%	5,123	5,881,844
First Niagara Financial Group, Inc., Series B, 8.625%(2)	91,790	2,679,350
First Republic Bank, Series B, 6.20%	47,000	1,216,125
HSBC Capital Funding LP, 10.176%(2)(3)	3,250	4,595,240
JPMorgan Chase & Co., Series 1, 7.90%(2)	6,177	7,141,517
KeyCorp, Series A, 7.75%	46,488	5,741,268
Landsbanki Islands HF, 7.431%(1)(2)(3)(4)(5)	14,750	0
Lloyds Banking Group PLC, 6.267%(2)(3)	1,694	1,315,513
Lloyds Banking Group PLC, 6.657%(2)(3)	6,276	5,520,286
PNC Financial Services Group, Inc., Series O, 6.75%(2)	835	981,097
PNC Financial Services Group, Inc., Series P, 6.125%(2)	174,261	4,879,308
Regions Financial Corp., Series A, 6.375%	204,500	5,081,825
Royal Bank of Scotland Group PLC, Series Q, 6.75%	14,575	328,666
Royal Bank of Scotland Group PLC, Series T, 7.25%	50,150	1,191,063
Standard Chartered PLC, 6.409%(2)(3)	24.56	2,521,805
Standard Chartered PLC, 7.014%(2)(3)	42.03	4,491,371
Texas Capital Bancshares, Inc., 6.50%	99,990	2,587,241
U.S. Bancorp, Series F, 6.50%(2)	69,372	2,063,817
Wells Fargo & Co., Series L, 7.50%	4,500	5,625,000
Wells Fargo & Co., Series N, 5.20%	39,070	999,801

		$69,946,728

Consumer Finance — 1.2%
Ally Financial, Inc., Series A, 8.50%(2)	157,684	$4,030,797
Capital One Financial Corp., Series B, 6.00%	125,000	3,138,750
Discover Financial Services, Series B, 6.50%	158,400	4,024,358

		$11,193,905

Diversified Financial Services — 3.3%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(6)	3,674,000	$4,220,217
General Electric Capital Corp., Series B, 6.25% to 12/15/22(6)	4,365,000	4,778,632
PPTT, 2006-A GS, Class A, 5.925%(2)(3)	70	14,183,912

Security	Shares	Value

Diversified Financial Services (continued)
RBS Capital Funding Trust VII, Series G, 6.08%	263,000	$4,918,100
UBS AG, 7.625%	3,515	3,849,124

		$31,949,985

Electric Utilities — 2.0%
Entergy Louisiana, LLC, 6.95%	53,425	$5,412,620
Southern California Edison Co., Series C, 6.00%	7,757	781,033
Southern California Edison Co., Series D, 6.50%	52,870	5,709,960
Southern California Edison Co., Series E, 6.25%(2)	2,016	2,257,303
Virginia Electric and Power Co., 6.12%	48	5,058,740

		$19,219,656

Food Products — 0.1%
Ocean Spray Cranberries, Inc., 6.25%(3)	13,250	$1,216,516

		$1,216,516

Insurance — 1.9%
American Overseas Group, Ltd., Series A, 7.50%(2)	5,000	$1,900,313
Aspen Insurance Holdings, Ltd., 7.25%	72,965	1,955,462
Aspen Insurance Holdings, Ltd., 7.401%(2)	48,300	1,283,331
Endurance Specialty Holdings, Ltd., Series B, 7.50%	167,475	4,582,116
Montpelier Re Holdings, Ltd., 8.875%	257,184	7,098,278
Prudential PLC, 6.50%	1,830	1,842,556

		$18,662,056

Machinery — 0.5%
Stanley Black & Decker, Inc., 5.75%	191,264	$5,056,542

		$5,056,542

Multi-Utilities — 0.3%
DTE Energy Co., Series C, 5.25%	103,300	$2,632,084

		$2,632,084

Real Estate Investment Trusts (REITs) — 1.2%
CapLease, Inc., Series A, 8.125%	225,000	$5,670,000
Cedar Shopping Centers, Inc., Series A, 8.875%	27,972	721,118
Chesapeake Lodging Trust, Series A, 7.75%	18,179	485,198
DDR Corp., Series H, 7.375%	68,500	1,729,625
Sunstone Hotel Investors, Inc., Series D, 8.00%	92,700	2,427,581

		$11,033,522

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Telecommunications — 0.2%
Centaur Funding Corp., 9.08%(3)	1,632	$2,074,170

		$2,074,170

Thrifts & Mortgage Finance — 0.2%
Elmira Savings Bank FSB (The), 8.998%(2)	1,880	$1,673,200

		$1,673,200

Total Preferred Stocks (identified cost $190,367,548)		$185,528,190

Corporate Bonds & Notes — 4.7%

Security	Principal Amount (000’s omitted)	Value

Commercial Banks — 0.9%
Citigroup Capital III, 7.625%, 12/1/36	$1,935	$2,133,337
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(3)(6)	5,320	6,095,667
Regions Bank, 6.45%, 6/26/37	200	207,000

		$8,436,004

Diversified Financial Services — 0.3%
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(6)	$3,000	$2,625,000

		$2,625,000

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(6)	$5,000	$5,273,760

		$5,273,760

Industrial Conglomerates — 0.3%
Hutchison Whampoa International 12, Ltd., 6.00% to 5/7/17, 5/29/49(3)(6)	$2,700	$2,821,500

		$2,821,500

Insurance — 1.9%
MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(6)(7)	$3,865	$5,845,812
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(3)(6)	2,290	2,293,394
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(3)(6)	1,157	1,210,990
Swiss Re Capital I, LP, 6.854% to 5/25/16, 5/29/49(3)(6)	2,014	2,102,115
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(6)	7,602	7,088,865

		$18,541,176

Security	Principal Amount (000’s omitted)	Value

Pipelines — 0.8%
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(6)	$2,975	$3,245,481
Southern Union Co., 3.462%, 11/1/66(2)	5,800	4,806,750

		$8,052,231

Total Corporate Bonds & Notes (identified cost $41,372,236)		$45,749,671

Short-Term Investments — 0.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(8)	$3,356	$3,356,047

Total Short-Term Investments (identified cost $3,356,047)		$3,356,047

Total Investments — 99.5% (identified cost $836,376,254)		$962,351,385

Other Assets, Less Liabilities — 0.5%		$5,299,817

Net Assets — 100.0%		$967,651,202

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PPTT	–	Preferred Pass-Through Trust

(1)	Non-income producing security.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $56,718,010 or 5.9% of the Fund’s net assets.

(4)	Defaulted security.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)

The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(8)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	62.2%	$598,539,038
United Kingdom	7.5	72,616,336
France	5.2	49,935,711
Ireland	4.1	39,730,250
Australia	3.0	29,040,114
Switzerland	2.4	22,750,785
Germany	1.8	17,280,480
Netherlands	1.8	16,849,275
Belgium	1.7	16,726,214
Italy	1.6	15,187,199
Bermuda	1.5	14,919,187
Spain	1.5	14,117,404
Norway	1.5	13,999,660
Cayman Islands	1.2	11,984,535
Canada	1.2	11,229,400
Japan	0.9	8,795,917
Israel	0.9	8,649,880
Iceland	0.0	0

Total Investments	100.0%	$962,351,385

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $833,020,207)	$958,995,338
Affiliated investment, at value (identified cost, $3,356,047)	3,356,047
Foreign currency, at value (identified cost, $853,203)	862,476
Dividends and interest receivable	2,875,711
Interest receivable from affiliated investment	446
Receivable for investments sold	5,715,457
Receivable for Fund shares sold	397,698
Receivable for open forward foreign currency exchange contracts	1,767
Tax reclaims receivable	4,054,017
Total assets	$976,258,957

Liabilities
Payable for investments purchased	$5,112,500
Payable for open forward foreign currency exchange contracts	2,294
Payable for Fund shares redeemed	2,120,173
Payable to affiliates:
Investment adviser fee	532,987
Distribution and service fees	442,125
Administration fee	125,377
Trustees’ fees	3,222
Accrued expenses	269,077
Total liabilities	$8,607,755
Net Assets	$967,651,202

Sources of Net Assets
Paid-in capital	$1,417,760,451
Accumulated net realized loss	(578,066,019)
Accumulated undistributed net investment income	1,800,290
Net unrealized appreciation	126,156,480
Total	$967,651,202

Class A Shares
Net Assets	$490,142,379
Shares Outstanding	50,094,687
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.78
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.38

Class B Shares
Net Assets	$51,491,918
Shares Outstanding	5,275,061
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.76

Class C Shares
Net Assets	$338,460,659
Shares Outstanding	34,668,041
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.76

Class I Shares
Net Assets	$87,556,246
Shares Outstanding	8,943,282
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.79

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $3,205,304)	$57,578,342
Interest	3,858,398
Interest allocated from affiliated investment	4,267
Expenses allocated from affiliated investment	(583)
Total investment income	$61,440,424

Expenses
Investment adviser fee	$6,406,228
Administration fee	1,508,650
Distribution and service fees
Class A	1,268,315
Class B	584,872
Class C	3,504,975
Trustees’ fees and expenses	40,070
Custodian fee	351,857
Transfer and dividend disbursing agent fees	723,144
Legal and accounting services	91,776
Printing and postage	129,765
Registration fees	62,307
Miscellaneous	58,086
Total expenses	$14,730,045
Deduct —
Reduction of custodian fee	$89
Total expense reductions	$89

Net expenses	$14,729,956

Net investment income	$46,710,468

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$32,130,961
Investment transactions allocated from affiliated investment	118
Foreign currency and forward foreign currency exchange contract transactions	(3,215,932)
Net realized gain	$28,915,147
Change in unrealized appreciation (depreciation) —
Investments	$22,714,103
Foreign currency and forward foreign currency exchange contracts	(189,983)
Net change in unrealized appreciation (depreciation)	$22,524,120

Net realized and unrealized gain	$51,439,267

Net increase in net assets from operations	$98,149,735

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$46,710,468	$62,514,507
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	28,915,147	60,349,403
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	22,524,120	(103,565,757)
Net increase in net assets from operations	$98,149,735	$19,298,153
Distributions to shareholders —
From net investment income
Class A	$(25,677,467)	$(32,120,549)
Class B	(2,543,907)	(3,672,459)
Class C	(15,130,160)	(19,248,504)
Class I	(4,758,826)	(4,114,452)
Total distributions to shareholders	$(48,110,360)	$(59,155,964)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$73,670,694	$91,872,223
Class B	1,411,591	5,809,065
Class C	25,910,034	40,593,389
Class I	32,533,400	54,412,844
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	21,720,856	24,049,944
Class B	1,853,394	2,380,154
Class C	11,128,544	11,991,843
Class I	3,663,305	2,877,443
Cost of shares redeemed
Class A	(186,013,191)	(204,732,298)
Class B	(13,469,061)	(17,438,200)
Class C	(87,315,837)	(110,113,873)
Class I	(39,404,004)	(24,060,417)
Net asset value of shares exchanged
Class A	8,932,922	5,575,433
Class B	(8,932,922)	(5,575,433)
Net decrease in net assets from Fund share transactions	$(154,310,275)	$(122,357,883)

Net decrease in net assets	$(104,270,900)	$(162,215,694)

Net Assets
At beginning of year	$1,071,922,102	$1,234,137,796
At end of year	$967,651,202	$1,071,922,102

Accumulated undistributed net investment income included in net assets
At end of year	$1,800,290	$2,981,381

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012		2011	2010	2009	2008
Net asset value — Beginning of year	$9.290		$9.660	$9.050	$8.830	$14.520

Income (Loss) From Operations
Net investment income(1)	$0.465	(2)	$0.550	$0.494	$0.523	$0.862
Net realized and unrealized gain (loss)	0.503		(0.397)	0.644	0.311	(5.751)

Total income (loss) from operations	$0.968		$0.153	$1.138	$0.834	$(4.889)

Less Distributions
From net investment income	$(0.478)		$(0.523)	$(0.528)	$(0.614)	$(0.801)

Total distributions	$(0.478)		$(0.523)	$(0.528)	$(0.614)	$(0.801)

Net asset value — End of year	$9.780		$9.290	$9.660	$9.050	$8.830

Total Return(3)	10.74%		1.52%	12.99%	10.49%	(35.08)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$490,142		$546,679	$648,656	$670,392	$673,782
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.18%		1.17%	1.19%	1.21%	1.15%
Net investment income	4.92	%(2)	5.65%	5.34%	6.38%	7.00%
Portfolio Turnover	82%		101%	127%	101%	181%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.30%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012		2011	2010	2009	2008
Net asset value — Beginning of year	$9.270		$9.640	$9.030	$8.820	$14.490

Income (Loss) From Operations
Net investment income(1)	$0.393	(2)	$0.479	$0.424	$0.463	$0.772
Net realized and unrealized gain (loss)	0.503		(0.399)	0.645	0.300	(5.736)

Total income (loss) from operations	$0.896		$0.080	$1.069	$0.763	$(4.964)

Less Distributions
From net investment income	$(0.406)		$(0.450)	$(0.459)	$(0.553)	$(0.706)

Total distributions	$(0.406)		$(0.450)	$(0.459)	$(0.553)	$(0.706)

Net asset value — End of year	$9.760		$9.270	$9.640	$9.030	$8.820

Total Return(3)	9.93%		0.75%	12.18%	9.57%	(35.51)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$51,492		$67,749	$85,354	$89,245	$97,996
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%		1.92%	1.94%	1.96%	1.90%
Net investment income	4.18	%(2)	4.93%	4.59%	5.67%	6.26%
Portfolio Turnover	82%		101%	127%	101%	181%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.55%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012		2011	2010	2009	2008
Net asset value — Beginning of year	$9.270		$9.640	$9.030	$8.820	$14.500

Income (Loss) From Operations
Net investment income(1)	$0.394	(2)	$0.477	$0.423	$0.460	$0.769
Net realized and unrealized gain (loss)	0.503		(0.397)	0.646	0.303	(5.742)

Total income (loss) from operations	$0.897		$0.080	$1.069	$0.763	$(4.973)

Less Distributions
From net investment income	$(0.407)		$(0.450)	$(0.459)	$(0.553)	$(0.707)

Total distributions	$(0.407)		$(0.450)	$(0.459)	$(0.553)	$(0.707)

Net asset value — End of year	$9.760		$9.270	$9.640	$9.030	$8.820

Total Return(3)	9.93%		0.76%	12.18%	9.57%	(35.51)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$338,461		$371,066	$442,969	$451,078	$458,907
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.93%		1.92%	1.94%	1.96%	1.90%
Net investment income	4.18	%(2)	4.92%	4.58%	5.63%	6.25%
Portfolio Turnover	82%		101%	127%	101%	181%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.55%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

17	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,
	2012		2011	2010	2009	2008
Net asset value — Beginning of year	$9.300		$9.660	$9.050	$8.840	$14.530

Income (Loss) From Operations
Net investment income(1)	$0.493	(2)	$0.573	$0.518	$0.479	$0.681
Net realized and unrealized gain (loss)	0.498		(0.385)	0.643	0.365	(5.538)

Total income (loss) from operations	$0.991		$0.188	$1.161	$0.844	$(4.857)

Less Distributions
From net investment income	$(0.501)		$(0.548)	$(0.551)	$(0.634)	$(0.833)

Total distributions	$(0.501)		$(0.548)	$(0.551)	$(0.634)	$(0.833)

Net asset value — End of year	$9.790		$9.300	$9.660	$9.050	$8.840

Total Return(3)	11.01%		1.88%	13.27%	10.63%	(34.84)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$87,556		$86,428	$57,160	$20,639	$1,773
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.93%		0.93%	0.94%	0.94%	0.90%
Net investment income	5.21	%(2)	5.91%	5.63%	5.71%	5.95%
Portfolio Turnover	82%		101%	127%	101%	181%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.059 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 4.58%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

18	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $569,059,242 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($286,925,838), October 31, 2017 ($258,617,823), and October 31, 2018 ($23,515,581). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $28,588,854 was utilized to offset net capital gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$48,110,360	$59,155,964

During the year ended October 31, 2012, accumulated net realized loss was increased by $218,801 and accumulated undistributed net investment income was increased by $218,801 due to differences between book and tax accounting, primarily for accretion of market discount, investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,415,130
Capital loss carryforward	$(569,059,242)
Net unrealized appreciation	$117,534,863

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, foreign currency transactions, investments in partnerships and accretion of market discount.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Fund’s investment adviser fee amounted to $6,406,228 or 0.64% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $1,508,650. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $31,413 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $133,279 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $1,268,315 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $438,654 and $2,628,731 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,950,000 and $48,827,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $146,218 and $876,244 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $12,000, $111,000 and $16,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $819,735,648 and $957,477,744, respectively, for the year ended October 31, 2012.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	7,801,439	9,538,392
Issued to shareholders electing to receive payments of distributions in Fund shares	2,307,212	2,494,882
Redemptions	(19,809,158)	(20,950,310)
Exchange from Class B shares	954,828	596,639

Net decrease	(8,745,679)	(8,320,397)

	Year Ended October 31,
Class B	2012	2011

Sales	152,589	596,753
Issued to shareholders electing to receive payments of distributions in Fund shares	197,813	247,389
Redemptions	(1,427,530)	(1,794,881)
Exchange to Class A shares	(956,719)	(597,865)

Net decrease	(2,033,847)	(1,548,604)

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2012	2011

Sales	2,754,722	4,174,026
Issued to shareholders electing to receive payments of distributions in Fund shares	1,185,370	1,247,679
Redemptions	(9,295,332)	(11,357,748)

Net decrease	(5,355,240)	(5,936,043)

	Year Ended October 31,
Class I	2012	2011

Sales	3,462,101	5,572,080
Issued to shareholders electing to receive payments of distributions in Fund shares	389,175	299,383
Redemptions	(4,205,327)	(2,488,926)

Net increase (decrease)	(354,051)	3,382,537
8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$844,998,398

Gross unrealized appreciation	$143,143,330
Gross unrealized depreciation	(25,790,343)

Net unrealized appreciation	$117,352,987

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	Euro 9,846,600	United States Dollar 12,764,620	Citibank NA	$(1,157)
11/30/12	Euro 9,846,600	United States Dollar 12,767,545	Standard Chartered Bank	1,767
11/30/12	Euro 9,846,600	United States Dollar 12,764,640	State Street Bank and Trust Co.	(1,137)

				$(527)

At October 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $2,294.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $1,767, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,767. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$1,767	(1)	$(2,294	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(2,949,672	)(1)	$(527	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2012, which is indicative of the volume of this derivative type, was approximately $10,494,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Consumer Discretionary	$77,437,775	$18,308,480		$—	$95,746,255
Consumer Staples	15,887,785	47,301,954		—	63,189,739
Energy	41,974,740	44,019,950		—	85,994,690
Financials	83,284,963	40,056,336		—	123,341,299
Health Care	49,433,975	29,907,621		—	79,341,596
Industrials	59,409,340	12,062,969		—	71,472,309
Information Technology	93,970,435	—		—	93,970,435
Materials	35,682,520	7,572,713		—	43,255,233
Telecommunication Services	9,962,500	18,245,436		—	28,207,936
Utilities	11,105,350	32,092,635		—	43,197,985

Total Common Stocks	$478,149,383	$249,568,094	**	$—	$727,717,477

Preferred Stocks
Consumer Staples	$—	$1,216,516		$—	$1,216,516
Financials	68,464,697	86,864,525		0	155,329,222
Industrials	—	5,056,542		—	5,056,542
Telecommunication Services	—	2,074,170		—	2,074,170
Utilities	2,632,084	19,219,656		—	21,851,740

Total Preferred Stocks	$71,096,781	$114,431,409	**	$0	$185,528,190

Corporate Bonds & Notes	$—	$45,749,671		$—	$45,749,671
Short-Term Investments	—	3,356,047		—	3,356,047

Total Investments	$549,246,164	$413,105,221		$0	$962,351,385

Forward Foreign Currency Exchange Contracts	$—	$1,767		$—	$1,767

Total	$549,246,164	$413,106,988		$0	$962,353,152

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(2,294)		$—	$(2,294)

Total	$—	$(2,294)		$—	$(2,294)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the year in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $58,457,948, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 43.08% qualifies for the corporate dividends received deduction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1857-12/12 TMDISRC

Eaton Vance Tax-Managed International Equity Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed International Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 35

Federal Tax Information	19

Special Meeting of Shareholders Notice	36

Management and Organization	37

Important Notices	40

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The MSCI World Index,2 a broad measure of global equity market performance, was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered better yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to generally outperform their non-U.S. counterparts. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections,

investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the global economy.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed International Equity Fund (the Fund) had a total return of 9.34% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the MSCI EAFE Index (the Index), returned 4.61% during the same period.

At the country level, contributors to the Fund’s performance relative to the Index were the Fund’s underweight position in Japan, which underperformed the Index, and its overweight position in Singapore, which outperformed the Index. At the sector level, notable Fund performance contributors versus the Index included the Fund’s overweight position in consumer staples, which outperformed the Index, and its underweight position in materials, which underperformed the Index.

In terms of detractors from the Fund’s relative performance versus the Index, an overweight position in Israel, which underperformed the Index, was a source of weakness. The Fund’s exposure to China and Brazil, neither of which is included in the Index, also detracted from relative performance versus the Index. At the sector level, the Fund’s exposure to the energy sector, which underperformed the Index, hurt relative Fund performance versus the Index.

Continued European debt woes, along with uncertainty regarding U.S. tax and spending policies, continue to concern investors. Will policymakers and banks finally be able to resolve the European fiscal crisis? Will the Fed’s latest round of quantitative easing help prevent a slowdown in U.S. growth? Time will tell.

The Fund adjusts its country, sector and individual stock weightings in an effort to seek broad exposure and diversification.7 We believe Parametric’s broadly diversified and disciplined investment process offers a compelling means to potentially take advantage of volatile markets without relying on forecasts of economic and political trends.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Performance2,3

Portfolio Managers David Stein, Ph.D and Thomas Seto, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	04/22/1998	9.34%	–9.32%	5.76%	—
Class A with 5.75% Maximum Sales Charge	—	3.05	–10.39	5.12	—
Class B at NAV	04/22/1998	8.50	–9.99	4.98	—
Class B with 5% Maximum Sales Charge	—	3.50	–10.34	4.98	—
Class C at NAV	04/22/1998	8.44	–10.01	4.98	—
Class C with 1% Maximum Sales Charge	—	7.44	–10.01	4.98	—
Class I at NAV	09/02/2008	9.46	—	—	–5.28%
MSCI EAFE Index	—	4.61%	–5.81%	7.72%	—

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A After Taxes on Distributions	04/22/1998	3.32%	–10.28%	5.25%	—
Class A After Taxes on Distributions and Sales of Fund Shares	—	2.73	–8.21	4.78	—
Class B After Taxes on Distributions	04/22/1998	3.60	–10.22	5.11	—
Class B After Taxes on Distributions and Sales of Fund Shares	—	2.54	–8.28	4.55	—
Class C After Taxes on Distributions	04/22/1998	7.58	–9.90	5.12	—
Class C After Taxes on Distributions and Sales of Fund Shares	—	5.21	–8.00	4.58	—
Class I After Taxes on Distributions	09/02/2008	9.82	—	—	–5.15%
Class I After Taxes on Distributions and Sales of Fund Shares	—	7.13	—	—	–4.06

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.56%	2.31%	2.31%	1.31%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$16,258	N.A.
Class C	$10,000	10/31/2002	$16,262	N.A.
Class I	$250,000	09/02/2008	$199,473	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Geographic Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Royal Dutch Shell PLC, Class A	2.4%
Nestle SA	1.8
SAP AG	1.7
ENI SpA	1.6
Anheuser-Busch InBev NV	1.4
Novo Nordisk A/S, Class B	1.3
L’Oreal SA	1.1
DBS Group Holdings, Ltd.	1.1
ASML Holding NV	1.1
AstraZeneca PLC	1.0

Total	14.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]	Diversification cannot guarantee a profit or eliminate the risk of a loss.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.70	$9.22	1.81%
Class B	$1,000.00	$1,022.60	$12.96	2.55%
Class C	$1,000.00	$1,021.70	$13.01	2.56%
Class I	$1,000.00	$1,026.70	$7.95	1.56%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.00	$9.17	1.81%
Class B	$1,000.00	$1,012.30	$12.90	2.55%
Class C	$1,000.00	$1,012.30	$12.95	2.56%
Class I	$1,000.00	$1,017.30	$7.91	1.56%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $42,346,922)	$43,857,833
Receivable for Fund shares sold	9,990
Miscellaneous receivable	111,045
Total assets	$43,978,868

Liabilities
Payable for Fund shares redeemed	$215,219
Payable to affiliates:
Distribution and service fees	17,337
Trustees’ fees	42
Accrued expenses	52,872
Total liabilities	$285,470
Net Assets	$43,693,398

Sources of Net Assets
Paid-in capital	$94,417,168
Accumulated net realized loss from Portfolio	(53,029,122)
Accumulated undistributed net investment income	794,441
Net unrealized appreciation from Portfolio	1,510,911
Total	$43,693,398

Class A Shares
Net Assets	$28,997,925
Shares Outstanding	3,425,491
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.47
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.99

Class B Shares
Net Assets	$1,288,066
Shares Outstanding	157,939
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.16

Class C Shares
Net Assets	$11,488,304
Shares Outstanding	1,433,439
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.01

Class I Shares
Net Assets	$1,919,103
Shares Outstanding	226,776
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $166,412)	$1,722,739
Interest allocated from Portfolio	1,019
Miscellaneous income	54,052
Expenses allocated from Portfolio	(489,770)
Total investment income	$1,288,040

Expenses
Distribution and service fees
Class A	$78,066
Class B	15,664
Class C	128,207
Trustees’ fees and expenses	500
Custodian fee	16,692
Transfer and dividend disbursing agent fees	98,705
Legal and accounting services	28,627
Printing and postage	62,971
Registration fees	51,106
Miscellaneous	13,027
Total expenses	$493,565

Net investment income	$794,475

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$683,116
Foreign currency transactions	(30,933)
Net realized gain	$652,183
Change in unrealized appreciation (depreciation) —
Investments	$2,438,815
Foreign currency	(21,857)
Net change in unrealized appreciation (depreciation)	$2,416,958

Net realized and unrealized gain	$3,069,141

Net increase in net assets from operations	$3,863,616

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$794,475	$590,675
Net realized gain (loss) from investment and foreign currency transactions	652,183	(2,375,863)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,416,958	(4,129,021)
Net increase (decrease) in net assets from operations	$3,863,616	$(5,914,209)
Distributions to shareholders —
From net investment income
Class A	$(491,956)	$(930,902)
Class B	(9,103)	(27,883)
Class C	(92,300)	(201,093)
Class I	(35,627)	(10,987)
Total distributions to shareholders	$(628,986)	$(1,170,865)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,631,116	$6,153,293
Class B	8,566	98,247
Class C	764,122	955,608
Class I	967,221	2,508,016
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	451,687	793,055
Class B	8,111	24,457
Class C	79,533	165,091
Class I	29,822	3,767
Cost of shares redeemed
Class A	(11,982,861)	(40,265,619)
Class B	(446,894)	(570,640)
Class C	(4,260,595)	(5,669,562)
Class I	(1,237,666)	(692,191)
Net asset value of shares exchanged
Class A	407,344	586,653
Class B	(407,344)	(586,653)
Redemption fees	—	970
Net decrease in net assets from Fund share transactions	$(13,987,838)	$(36,495,508)

Net decrease in net assets	$(10,753,208)	$(43,580,582)

Net Assets
At beginning of year	$54,446,606	$98,027,188
At end of year	$43,693,398	$54,446,606

Accumulated undistributed net investment income included in net assets
At end of year	$794,441	$506,793

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$7.870	$8.870	$8.600	$7.530		$14.970

Income (Loss) From Operations
Net investment income(1)	$0.150	$0.091	$0.080	$0.121		$0.205
Net realized and unrealized gain (loss)	0.567	(0.936)	0.340	1.078		(7.470)

Total income (loss) from operations	$0.717	$(0.845)	$0.420	$1.199		$(7.265)

Less Distributions
From net investment income	$(0.117)	$(0.155)	$(0.151)	$(0.129)		$(0.176)

Total distributions	$(0.117)	$(0.155)	$(0.151)	$(0.129)		$(0.176)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.000	(2)	$0.001

Net asset value — End of year	$8.470	$7.870	$8.870	$8.600		$7.530

Total Return(3)	9.34%	(9.74)%	4.89%	16.22%		(49.06)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,998	$36,350	$73,731	$76,284		$92,173
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.86%	1.77%	1.68%	1.73	%(6)	1.54%
Net investment income	1.89%	1.02%	0.95%	1.67%		1.67%
Portfolio Turnover of the Portfolio	117%	41%	72%	57%		34%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$7.560	$8.510	$8.250	$7.140		$14.200

Income (Loss) From Operations
Net investment income(1)	$0.083	$0.024	$0.017	$0.066		$0.098
Net realized and unrealized gain (loss)	0.554	(0.898)	0.315	1.044		(7.094)

Total income (loss) from operations	$0.637	$(0.874)	$0.332	$1.110		$(6.996)

Less Distributions
From net investment income	$(0.037)	$(0.076)	$(0.073)	$—		$(0.065)

Total distributions	$(0.037)	$(0.076)	$(0.073)	$—		$(0.065)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.000	(2)	$0.001

Net asset value — End of year	$8.160	$7.560	$8.510	$8.250		$7.140

Total Return(3)	8.50%	(10.39)%	4.15%	15.41%		(49.47)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,288	$2,019	$3,319	$5,775		$9,717
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.60%	2.53%	2.43%	2.49	%(6)	2.29%
Net investment income	1.08%	0.29%	0.21%	0.95%		0.82%
Portfolio Turnover of the Portfolio	117%	41%	72%	57%		34%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$7.440	$8.390	$8.150	$7.100		$14.150

Income (Loss) From Operations
Net investment income(1)	$0.087	$0.025	$0.017	$0.063		$0.105
Net realized and unrealized gain (loss)	0.534	(0.886)	0.314	1.024		(7.060)

Total income (loss) from operations	$0.621	$(0.861)	$0.331	$1.087		$(6.955)

Less Distributions
From net investment income	$(0.051)	$(0.089)	$(0.092)	$(0.037)		$(0.096)

Total distributions	$(0.051)	$(0.089)	$(0.092)	$(0.037)		$(0.096)

Redemption fees(1)	$—	$0.000 (2)	$0.001	$0.000	(2)	$0.001

Net asset value — End of year	$8.010	$7.440	$8.390	$8.150		$7.100

Total Return(3)	8.44%	(10.40)%	4.07%	15.40%		(49.46)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,488	$14,022	$20,359	$25,599		$29,444
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.61%	2.53%	2.43%	2.48	%(6)	2.29%
Net investment income	1.16%	0.29%	0.21%	0.91%		0.90%
Portfolio Turnover of the Portfolio	117%	41%	72%	57%		34%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,					Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$7.880	$8.870	$8.600	$7.530		$11.490

Income (Loss) From Operations
Net investment income(2)	$0.172	$0.115	$0.077	$0.157		$0.003
Net realized and unrealized gain (loss)	0.552	(0.920)	0.363	1.072		(3.963)

Total income (loss) from operations	$0.724	$(0.805)	$0.440	$1.229		$(3.960)

Less Distributions
From net investment income	$(0.144)	$(0.185)	$(0.171)	$(0.159)		$—

Total distributions	$(0.144)	$(0.185)	$(0.171)	$(0.159)		$—

Redemption fees(2)	$—	$0.000 (3)	$0.001	$0.000	(3)	$0.000	(3)

Net asset value — End of period	$8.460	$7.880	$8.870	$8.600		$7.530

Total Return(4)	9.46%	(9.33)%	5.13%	16.69%		(34.46	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,919	$2,055	$618	$1,253		$101
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.61%	1.52%	1.43%	1.48	%(9)	1.23	%(8)
Net investment income	2.16%	1.33%	0.94%	2.11%		0.25	%(8)
Portfolio Turnover of the Portfolio	117%	41%	72%	57%		34	%(10)

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

(10)	For the Portfolio’s year ended October 31, 2008.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (42.5% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $51,153,850 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($11,851,312), October 31, 2017 ($36,830,557) and October 31, 2019 ($2,471,981). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $718,288 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the

14

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Notes to Financial Statements — continued

remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$628,986	$1,170,865

During the year ended October 31, 2012, accumulated net realized loss was increased by $122,159 and accumulated undistributed net investment income was increased by $122,159 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$937,853
Capital loss carryforward	$(51,153,850)
Net unrealized depreciation	$(507,773)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $8,917 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,454 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $78,066 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans,

15

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Notes to Financial Statements — continued

the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $11,748 and $96,155 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,560,000 and $11,108,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $3,916 and $32,052 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $200, $3,000 and $200 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $971,073 and $16,168,834, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	201,838	681,623
Issued to shareholders electing to receive payments of distributions in Fund shares	61,287	88,116
Redemptions	(1,508,791)	(4,534,211)
Exchange from Class B shares	51,663	67,548

Net decrease	(1,194,003)	(3,696,924)

16

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2012	2011

Sales	1,168	11,289
Issued to shareholders electing to receive payments of distributions in Fund shares	1,134	2,814
Redemptions	(58,033)	(66,977)
Exchange to Class A shares	(53,498)	(70,197)

Net decrease	(109,229)	(123,071)

	Year Ended October 31,
Class C	2012	2011

Sales	99,619	111,126
Issued to shareholders electing to receive payments of distributions in Fund shares	11,329	19,286
Redemptions	(561,580)	(672,865)

Net decrease	(450,632)	(542,453)

	Year Ended October 31,
Class I	2012	2011

Sales	120,894	268,181
Issued to shareholders electing to receive payments of distributions in Fund shares	4,058	419
Redemptions	(159,158)	(77,266)

Net increase (decrease)	(34,206)	191,334

For the year ended October 31, 2011, the Fund received $970 in redemption fees.

8.  Subsequent Event

Effective December 1, 2012, EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.50%, 2.25%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2014.

17

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

18

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  The Fund designates $1,661,171 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  The Fund paid foreign taxes of $162,556 and recognized foreign source income of $1,888,872.

19

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments

Common Stocks — 99.0%

Security	Shares	Value

Aerospace & Defense — 2.3%
BAE Systems PLC	119,985	$605,594
Elbit Systems, Ltd.	4,016	141,289
European Aeronautic Defence and Space Co. NV	12,580	447,721
Rolls-Royce Holdings PLC	59,307	819,586
Rolls-Royce Holdings PLC, PFC Shares(1)	4,507,332	7,274
Safran SA	4,673	186,143
Singapore Technologies Engineering, Ltd.	52,000	149,660

		$2,357,267

Air Freight & Logistics — 0.3%
Deutsche Post AG	13,649	$270,604
Yamato Holdings Co., Ltd.	3,200	48,748

		$319,352

Airlines — 0.7%
Cathay Pacific Airways, Ltd.	89,000	$161,196
Deutsche Lufthansa AG	9,221	141,073
International Consolidated Airlines Group SA(1)	17,117	45,058
Singapore Airlines, Ltd.	47,000	407,329

		$754,656

Auto Components — 1.3%
Bridgestone Corp.	2,300	$53,726
Compagnie Generale des Etablissements Michelin, Class B	3,717	320,423
Continental AG	1,095	110,212
NGK Spark Plug Co., Ltd.	9,000	100,787
Nokian Renkaat Oyj	7,801	324,886
Pirelli & C. SpA	30,451	353,738
Sumitomo Rubber Industries, Ltd.	7,200	84,882

		$1,348,654

Automobiles — 1.8%
Bayerische Motoren Werke AG	8,312	$664,511
Daihatsu Motor Co., Ltd.	20,000	350,026
Daimler AG	6,322	296,153
Honda Motor Co., Ltd.	7,000	210,442
Porsche Automobil Holding SE, PFC Shares	819	54,590
Volkswagen AG, PFC Shares	1,508	313,099

		$1,888,821

Security	Shares	Value

Beverages — 2.5%
Anheuser-Busch InBev NV	16,899	$1,413,282
Carlsberg A/S, Class B	712	61,459
Coca-Cola Amatil, Ltd.	14,713	205,272
Coca-Cola Hellenic Bottling Co. SA	8,092	173,307
Diageo PLC	4,632	132,422
Heineken Holding NV	3,202	162,686
Heineken NV	7,054	435,322

		$2,583,750

Biotechnology — 0.7%
Actelion, Ltd.(1)	5,582	$269,429
CSL, Ltd.	5,507	271,609
Grifols SA(1)	6,311	219,186

		$760,224

Building Products — 0.0%(2)
Geberit AG	236	$48,745

		$48,745

Chemicals — 4.6%
Air Liquide SA	8,048	$950,082
Air Water, Inc.	4,000	50,121
Akzo Nobel NV	10,515	572,311
Croda International PLC	1,406	50,060
Givaudan SA(1)	157	157,045
Israel Chemicals, Ltd.	16,489	206,288
Israel Corp., Ltd.	213	144,749
Kansai Paint Co., Ltd.	18,000	193,900
Koninklijke DSM NV	6,935	356,625
Linde AG	3,838	645,868
Novozymes A/S, Class B	20,149	556,696
Orica, Ltd.	15,853	412,951
Solvay SA	2,611	314,370
Yara International ASA	1,858	87,565

		$4,698,631

Commercial Banks — 10.7%
Aozora Bank, Ltd.	34,000	$95,881
Australia and New Zealand Banking Group, Ltd.	10,697	282,200
Bank Hapoalim B.M.(1)	62,876	247,360
Bank Leumi Le-Israel B.M.(1)	89,574	288,720
Bank of East Asia, Ltd.	62,800	231,596
Bank of Kyoto, Ltd. (The)	17,000	146,119
Bank of Yokohama, Ltd. (The)	63,000	289,929

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)
Bankia SA(1)	12,698	$19,166
BOC Hong Kong (Holdings), Ltd.	144,000	442,438
CaixaBank SA	50,803	192,941
Chiba Bank, Ltd. (The)	34,000	198,600
Chugoku Bank, Ltd. (The)	19,000	261,487
Commonwealth Bank of Australia	14,132	846,302
Danske Bank A/S(1)	3,080	48,183
DBS Group Holdings, Ltd.	98,300	1,116,337
Gunma Bank, Ltd. (The)	39,000	188,152
Hachijuni Bank, Ltd. (The)	30,000	154,974
Hang Seng Bank, Ltd.	54,700	839,073
Hiroshima Bank, Ltd. (The)	36,000	128,058
Israel Discount Bank, Ltd., Series A(1)	36,415	51,369
Iyo Bank, Ltd. (The)	18,000	139,172
Joyo Bank, Ltd. (The)	12,000	58,074
Mizrahi Tefahot Bank, Ltd.(1)	15,499	140,739
Mizuho Financial Group, Inc.	92,200	144,263
National Australia Bank, Ltd.	10,650	284,618
Nishi-Nippon City Bank, Ltd. (The)	47,000	107,170
Nordea Bank AB	74,611	678,188
Oversea-Chinese Banking Corp., Ltd.	108,000	802,695
Raiffeisen International Bank-Holding AG	11,757	470,935
Seven Bank, Ltd.	23,200	66,329
Shizuoka Bank, Ltd. (The)	37,000	378,435
Skandinaviska Enskilda Banken AB, Class A	37,554	311,615
Suruga Bank, Ltd.	14,000	168,126
Swedbank AB, Class A	11,599	215,446
United Overseas Bank, Ltd.	33,000	492,121
Westpac Banking Corp.	15,292	404,289
Wing Hang Bank, Ltd.	10,500	111,215

		$11,042,315

Commercial Services & Supplies — 0.5%
Serco Group PLC	28,822	$263,827
Societe BIC SA	2,060	251,368

		$515,195

Communications Equipment — 0.4%
Alcatel-Lucent(1)	265,623	$271,595
Nokia Oyj	26,551	71,382
Telefonaktiebolaget LM Ericsson, Class B	11,670	103,385

		$446,362

Security	Shares	Value

Computers & Peripherals — 0.1%
Gemalto NV	562	$50,760

		$50,760

Construction & Engineering — 0.8%
ACS Actividades de Construccion y Servicios SA	5,068	$108,306
Ferrovial SA	28,385	401,656
Fomento de Construcciones y Contratas SA	1,918	25,128
Skanska AB	17,255	270,301

		$805,391

Construction Materials — 0.6%
CRH PLC	17,461	$325,014
Fletcher Building, Ltd.	30,881	178,614
Imerys SA	879	49,450
James Hardie Industries SE CDI	5,348	51,157

		$604,235

Containers & Packaging — 1.0%
Amcor, Ltd.	86,114	$705,472
Rexam PLC	47,083	339,967

		$1,045,439

Diversified Consumer Services — 0.1%
Benesse Holdings, Inc.	1,100	$52,985

		$52,985

Diversified Financial Services — 0.9%
Groupe Bruxelles Lambert SA	7,642	$564,969
Investor AB, Class B	10,797	238,335
Pohjola Bank PLC, Class A	8,056	109,896

		$913,200

Diversified Telecommunication Services — 5.2%
Belgacom SA	11,898	$347,851
Bezeq Israeli Telecommunication Corp., Ltd.	79,936	97,385
Chorus, Ltd.	19,838	55,108
Deutsche Telekom AG	13,301	151,744
Elisa Oyj	13,791	295,940
France Telecom SA	3,863	43,179
Iliad SA	316	48,693
Koninklijke KPN NV	71,881	453,112
Portugal Telecom SGPS SA	20,164	101,401
Singapore Telecommunications, Ltd.	244,000	642,699
Swisscom AG	1,156	481,198

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Diversified Telecommunication Services (continued)
TDC A/S	14,081	$97,085
Telecom Corporation of New Zealand, Ltd.	83,532	165,132
Telecom Italia SpA	46,235	42,657
Telecom Italia SpA, PFC Shares	124,288	99,526
Telefonica SA	43,216	570,399
Telekom Austria AG	1,187	7,478
Telenor ASA	42,114	828,303
TeliaSonera AB	89,068	585,553
Telstra Corp., Ltd.	56,147	241,292

		$5,355,735

Electric Utilities — 2.9%
Cheung Kong Infrastructure Holdings, Ltd.	50,000	$293,265
CLP Holdings, Ltd.	47,000	400,458
Contact Energy, Ltd.(1)	23,324	106,209
EDF SA	2,363	50,004
EDP-Energias de Portugal SA	87,007	236,496
Enel SpA	33,088	124,601
Fortum Oyj	6,801	125,873
Iberdrola SA	26,296	136,186
Power Assets Holdings, Ltd.	76,000	645,813
Red Electrica Corp. SA	5,529	259,419
SSE PLC	2,331	54,520
Terna Rete Elettrica Nazionale SpA	113,704	427,502
Verbund AG	5,638	131,465

		$2,991,811

Electronic Equipment, Instruments & Components — 1.1%
Hamamatsu Photonics K.K.	9,200	$318,967
Hirose Electric Co., Ltd.	500	53,518
Hoya Corp.	2,400	48,606
Keyence Corp.	2,500	663,722
Yokogawa Electric Corp.	5,100	58,054

		$1,142,867

Energy Equipment & Services — 1.2%
Aker Solutions ASA	14,269	$281,191
Saipem SpA	8,756	394,537
Seadrill, Ltd.	7,973	323,068
Subsea 7 SA	10,099	221,391
Tenaris SA	3,381	63,375

		$1,283,562

Security	Shares	Value

Food & Staples Retailing — 3.2%
Carrefour SA	7,633	$184,342
Colruyt SA	7,459	341,012
Delhaize Group SA	299	11,448
Distribuidora Internacional de Alimentacion SA	10,918	66,143
Jeronimo Martins SGPS SA	15,466	270,748
Kesko Oyj, Class B	2,175	68,013
Koninklijke Ahold NV	48,448	616,963
Lawson, Inc.	1,700	124,933
Tesco PLC	91,836	475,199
Wesfarmers, Ltd.	3,101	111,789
Wesfarmers, Ltd., PPS	2,530	94,808
WM Morrison Supermarkets PLC	137,276	594,371
Woolworths, Ltd.	11,077	337,869

		$3,297,638

Food Products — 3.2%
Associated British Foods PLC	5,547	$124,134
Kerry Group PLC, Class A	13,533	707,523
Nestle SA	29,445	1,869,409
Parmalat SpA	4,696	10,643
Unilever PLC	15,225	567,940
Yakult Honsha Co., Ltd.	1,500	69,881

		$3,349,530

Gas Utilities — 1.9%
APA Group	9,919	$53,092
Enagas	17,193	342,013
Hong Kong & China Gas Co., Ltd.	246,400	655,685
Snam Rete Gas SpA	117,981	522,815
Toho Gas Co., Ltd.	33,000	200,009
Tokyo Gas Co., Ltd.	30,000	158,968

		$1,932,582

Health Care Equipment & Supplies — 1.4%
Coloplast A/S	3,072	$673,831
Essilor International SA	3,907	352,308
Sonova Holding AG(1)	2,191	220,626
Sysmex Corp.	1,700	79,935
William Demant Holding A/S(1)	1,810	155,666

		$1,482,366

Health Care Providers & Services — 0.3%
Fresenius Medical Care AG & Co. KGaA	705	$49,536
Miraca Holdings, Inc.	1,300	54,900

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)
Suzuken Co., Ltd.	5,000	$157,834

		$262,270

Hotels, Restaurants & Leisure — 1.6%
Autogrill SpA	7,979	$81,675
Compass Group PLC	23,593	259,240
Crown, Ltd.	5,308	53,499
McDonald’s Holdings Co. (Japan), Ltd.	7,500	208,397
OPAP SA	23,076	147,494
Oriental Land Co., Ltd.	3,400	463,777
Sky City Entertainment Group, Ltd.	17,644	56,275
Sodexo	1,273	98,066
Tabcorp Holdings, Ltd.	17,246	50,788
Tatts Group, Ltd.	20,688	60,085
Whitbread PLC	5,656	214,945

		$1,694,241

Household Durables — 0.2%
Rinnai Corp.	3,100	$211,731

		$211,731

Household Products — 1.1%
Henkel AG & Co. KGaA	8,281	$536,185
Svenska Cellulosa AB, Class B	9,463	184,492
Unicharm Corp.	7,000	378,735

		$1,099,412

Independent Power Producers & Energy Traders — 0.1%
Electric Power Development Co., Ltd.	1,800	$46,105
Enel Green Power SpA	30,966	52,743

		$98,848

Industrial Conglomerates — 1.2%
Delek Group, Ltd.	342	$65,033
Fraser and Neave, Ltd.	8,000	59,937
Hopewell Holdings, Ltd.	51,500	185,797
Orkla ASA	52,718	417,612
Siemens AG	5,077	511,553

		$1,239,932

Insurance — 1.8%
Baloise Holding AG	1,801	$150,322
Gjensidige Forsikring ASA	6,519	95,191
Hannover Rueckversicherung AG	2,449	172,540

Security	Shares	Value

Insurance (continued)
Resolution, Ltd.	13,759	$48,509
Sampo Oyj	12,347	387,123
Swiss Reinsurance Co., Ltd.	7,258	502,235
Tryg A/S	2,912	190,134
Vienna Insurance Group	1,893	81,340
Zurich Insurance Group AG(1)	830	204,611

		$1,832,005

Internet & Catalog Retail — 0.4%
Rakuten, Inc.	42,600	$382,940

		$382,940

Internet Software & Services — 0.3%
United Internet AG	11,282	$225,774
Yahoo! Japan Corp.	167	57,473

		$283,247

IT Services — 0.5%
Amadeus IT Holding SA, Class A	10,684	$264,668
Computershare, Ltd.	6,596	59,401
Indra Sistemas SA	7,412	84,808
ITOCHU Techno-Solutions Corp.	2,500	129,340

		$538,217

Leisure Equipment & Products — 0.1%
Sankyo Co., Ltd.	2,800	$126,858

		$126,858

Life Sciences Tools & Services — 0.2%
QIAGEN NV(1)	13,623	$237,327

		$237,327

Machinery — 2.0%
Atlas Copco AB, Class B	4,247	$93,129
Kone Oyj, Class B	11,111	796,760
Scania AB, Class B	5,767	110,038
Schindler Holding AG	2,426	314,267
Schindler Holding AG PC	414	54,638
Sulzer AG	795	115,280
Wartsila Oyj	8,800	356,378
Zardoya Otis SA	16,076	198,843

		$2,039,333

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Marine — 0.4%
A.P. Moller - Maersk A/S, Class A	22	$145,768
A.P. Moller - Maersk A/S, Class B	37	258,247

		$404,015

Media — 0.9%
Eutelsat Communications SA	6,017	$192,670
Reed Elsevier NV	12,954	173,888
Reed Elsevier PLC	16,194	158,625
SES SA	2,705	74,875
Singapore Press Holdings, Ltd.	99,000	327,341

		$927,399

Metals & Mining — 3.3%
Acerinox SA	12,749	$133,077
BHP Billiton PLC	19,135	613,300
BHP Billiton, Ltd.	14,762	522,655
Boliden AB	32,182	563,947
Newcrest Mining, Ltd.	1,826	50,361
Norsk Hydro ASA	118,504	533,508
OZ Minerals, Ltd.	1,693	14,365
Randgold Resources, Ltd.	2,636	315,101
Rio Tinto, Ltd.	6,172	363,874
Umicore SA	5,226	268,555
Voestalpine AG	2,321	73,084

		$3,451,827

Multi-Utilities — 1.5%
AGL Energy, Ltd.	19,720	$297,393
Centrica PLC	149,088	780,523
E.ON AG	3,381	76,969
GDF Suez	14,024	321,883
National Grid PLC	9,583	109,290

		$1,586,058

Multiline Retail — 1.0%
Harvey Norman Holdings, Ltd.	44,634	$88,165
Isetan Mitsukoshi Holdings, Ltd.	5,100	49,922
Marks & Spencer Group PLC	23,568	150,001
Next PLC	9,933	572,600
PPR SA	657	115,821
Takashimaya Co., Ltd.	2,000	13,155

		$989,664

Security	Shares	Value

Office Electronics — 0.1%
Canon, Inc.	2,000	$64,999
Neopost SA	618	33,882

		$98,881

Oil, Gas & Consumable Fuels — 7.9%
BP PLC	115,420	$824,283
ENI SpA	72,015	1,657,131
Galp Energia SGPS SA, Class B	7,743	123,949
JX Holdings, Inc.	8,800	46,869
Lundin Petroleum AB(1)	2,108	50,579
OMV AG	15,532	568,398
Origin Energy, Ltd.	24,729	291,088
Repsol SA	16,922	339,130
Royal Dutch Shell PLC, Class A	72,627	2,492,029
Statoil ASA	31,115	766,330
TonenGeneral Sekiyu K.K.	29,000	263,178
Total SA	2,178	109,706
Tullow Oil PLC	19,185	435,859
Woodside Petroleum, Ltd.	4,035	143,873

		$8,112,402

Paper & Forest Products — 0.3%
Holmen AB, Class B	3,672	$108,212
Stora Enso Oyj	18,840	119,174
UPM-Kymmene Oyj	4,555	48,906

		$276,292

Personal Products — 1.5%
Beiersdorf AG	4,742	$344,979
L’Oreal SA	9,042	1,152,380

		$1,497,359

Pharmaceuticals — 8.1%
AstraZeneca PLC	21,712	$1,006,889
Chugai Pharmaceutical Co., Ltd.	13,200	267,449
Dainippon Sumitomo Pharma Co., Ltd.	12,900	148,373
Elan Corp. PLC(1)	15,731	171,202
GlaxoSmithKline PLC	7,574	169,714
Johnson & Johnson	994	70,395
Kyowa Hakko Kirin Co., Ltd.	17,000	180,952
Mitsubishi Tanabe Pharma Corp.	9,700	139,822
Novartis AG	14,467	872,368
Novo Nordisk A/S, Class B	8,373	1,342,321
Ono Pharmaceutical Co., Ltd.	5,300	320,009

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Pharmaceuticals (continued)
Orion Oyj, Class B	8,426	$208,489
Roche Holding AG ADR	2	96
Roche Holding AG PC	5,163	994,523
Sanofi	4,986	437,908
Santen Pharmaceutical Co., Ltd.	5,800	254,072
Shire PLC	15,848	445,639
Taisho Pharmaceutical Holdings Co., Ltd.	600	48,456
Takeda Pharmaceutical Co., Ltd.	1,100	51,129
Teva Pharmaceutical Industries, Ltd. ADR	18,026	728,611
Tsumura & Co.	4,700	150,299
UCB SA	5,498	321,125

		$8,329,841

Professional Services — 0.4%
Adecco SA(1)	5,678	$275,340
Experian PLC	7,587	131,262
SGS SA	7	14,840

		$421,442

Real Estate Investment Trusts (REITs) — 1.4%
Ascendas Real Estate Investment Trust	144,000	$277,840
Centro Retail Australia	22,983	51,242
CFS Retail Property Trust	29,212	59,189
GPT Group	32,529	120,125
Japan Prime Realty Investment Corp.	3	9,041
Japan Real Estate Investment Corp.	12	120,160
Link REIT (The)	147,500	732,029
Unibail-Rodamco SE	268	60,363
Westfield Retail Trust	16,133	51,804

		$1,481,793

Real Estate Management & Development — 0.5%
Hang Lung Group, Ltd.	16,000	$94,261
Immofinanz AG(1)	58,394	225,726
UOL Group, Ltd.	51,000	235,978

		$555,965

Road & Rail — 1.6%
ComfortDelGro Corp., Ltd.	45,000	$62,229
DSV A/S	13,873	312,061
Keikyu Corp.	8,000	75,345
Keio Corp.	39,000	295,982
Kintetsu Corp.	24,000	94,055
MTR Corp., Ltd.	87,500	340,181

Security	Shares	Value

Road & Rail (continued)
Odakyu Electric Railway Co., Ltd.	44,000	$466,874

		$1,646,727

Semiconductors & Semiconductor Equipment — 1.2%
ASML Holding NV	20,168	$1,108,680
Mellanox Technologies, Ltd.(1)	2,363	178,330

		$1,287,010

Software — 2.8%
Dassault Systemes SA	3,888	$410,200
NICE Systems, Ltd.(1)	6,534	218,253
Oracle Corp. Japan	2,800	124,520
Sage Group PLC (The)	79,778	400,687
SAP AG	23,374	1,704,502

		$2,858,162

Specialty Retail — 1.8%
ABC-Mart, Inc.	2,400	$105,256
Hennes & Mauritz AB, Class B	15,772	534,773
Industria de Diseno Textil SA	7,085	904,698
Kingfisher PLC	22,184	103,866
Nitori Co., Ltd.	500	40,831
USS Co., Ltd.	1,940	203,976

		$1,893,400

Textiles, Apparel & Luxury Goods — 1.6%
Adidas AG	2,652	$226,048
Burberry Group PLC	2,271	42,849
Luxottica Group SpA	7,662	292,443
LVMH Moet Hennessy Louis Vuitton SA	5,113	831,276
Swatch Group, Ltd. (The), Bearer Shares	638	264,085

		$1,656,701

Trading Companies & Distributors — 0.1%
Bunzl PLC	5,796	$96,007

		$96,007

Transportation Infrastructure — 1.4%
Abertis Infraestructuras SA	14,497	$218,960
Atlantia SpA	11,265	186,323
Auckland International Airport, Ltd.	100,898	222,566
Fraport AG	937	54,987
Kamigumi Co., Ltd.	19,000	153,235
Koninklijke Vopak NV	1,903	132,487

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Transportation Infrastructure (continued)
Mitsubishi Logistics Corp.	4,000	$51,587
Sydney Airport	15,321	53,888
Transurban Group	63,537	401,018

		$1,475,051

Water Utilities — 0.1%
Severn Trent PLC	1,894	$49,121
United Utilities Group PLC	4,978	54,426

		$103,547

Wireless Telecommunication Services — 1.9%
Millicom International Cellular SA SDR	2,339	$201,936
Mobistar SA	428	11,318
NTT DoCoMo, Inc.	477	691,185
StarHub, Ltd.	17,000	51,146
Tele2 AB, Class B	17,620	294,128
Vodafone Group PLC	256,506	696,576

		$1,946,289

Total Common Stocks (identified cost $97,936,669)		$102,214,266

Short-Term Investments — 0.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$308	$308,319

Total Short-Term Investments (identified cost $308,319)		$308,319

Total Investments — 99.3% (identified cost $98,244,988)		$102,522,585

Other Assets, Less Liabilities — 0.7%		$768,652

Net Assets — 100.0%		$103,291,237

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
PC	–	Participation Certificate
PFC Shares	–	Preference Shares
PPS	–	Partially Protected Shares
SDR	–	Swedish Depositary Receipt
(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United Kingdom	14.0%	$14,427,626
Japan	11.7	12,095,800
Australia	6.8	7,035,533
Switzerland	6.6	6,809,057
Germany	6.3	6,550,927
France	6.3	6,546,617
Hong Kong	5.0	5,133,007
Netherlands	4.6	4,747,882
Singapore	4.5	4,625,312
Sweden	4.4	4,544,057
Spain	4.4	4,529,785
Italy	4.2	4,309,709
Denmark	3.7	3,841,451
Belgium	3.5	3,593,930
Norway	3.2	3,332,768
Finland	2.8	2,912,820
Israel	2.4	2,508,126
Austria	1.5	1,558,426
Ireland	1.2	1,203,739
New Zealand	0.8	783,904
Portugal	0.7	732,594
United States	0.4	378,714
Greece	0.3	320,801

Total Investments	99.3%	$102,522,585

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $97,936,669)	$102,214,266
Affiliated investment, at value (identified cost, $308,319)	308,319
Foreign currency, at value (identified cost, $46,174)	46,174
Dividends receivable	194,137
Interest receivable from affiliated investment	30
Tax reclaims receivable	647,872
Total assets	$103,410,798

Liabilities
Payable for investments purchased	$7,274
Payable to affiliates:
Investment adviser fee	65,936
Trustees’ fees	371
Accrued expenses	45,980
Total liabilities	$119,561
Net Assets applicable to investors’ interest in Portfolio	$103,291,237

Sources of Net Assets
Investors’ capital	$98,961,133
Net unrealized appreciation	4,330,104
Total	$103,291,237

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $357,768)	$3,738,227
Interest allocated from affiliated investment	2,139
Expenses allocated from affiliated investment	(327)
Total investment income	$3,740,039

Expenses
Investment adviser fee	$904,479
Trustees’ fees and expenses	4,474
Custodian fee	106,659
Legal and accounting services	37,239
Miscellaneous	7,237
Total expenses	$1,060,088
Deduct —
Reduction of custodian fee	$4
Total expense reductions	$4

Net expenses	$1,060,084

Net investment income	$2,679,955

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,659,427
Investment transactions allocated from affiliated investment	70
Foreign currency transactions	(66,798)
Net realized gain	$2,592,699
Change in unrealized appreciation (depreciation) —
Investments	$4,600,910
Foreign currency	(43,400)
Net change in unrealized appreciation (depreciation)	$4,557,510

Net realized and unrealized gain	$7,150,209

Net increase in net assets from operations	$9,830,164

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$2,679,955	$2,377,997
Net realized gain (loss) from investment and foreign currency transactions	2,592,699	(3,716,677)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,557,510	(7,860,293)
Net increase (decrease) in net assets from operations	$9,830,164	$(9,198,973)
Capital transactions —
Contributions	$1,889,335	$3,039,751
Withdrawals	(17,282,938)	(59,624,574)
Net decrease in net assets from capital transactions	$(15,393,603)	$(56,584,823)

Net decrease in net assets	$(5,563,439)	$(65,783,796)

Net Assets
At beginning of year	$108,854,676	$174,638,472
At end of year	$103,291,237	$108,854,676

29	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009		2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.03%	1.13%	1.13%	1.12	%(2)	1.09%
Net investment income	2.60%	1.67%	1.30%	2.30%		2.08%
Portfolio Turnover	117%	41%	72%	57%		34%

Total Return	10.24%	(9.16)%	5.48%	16.92%		(48.82)%

Net assets, end of year (000’s omitted)	$103,291	$108,855	$174,638	$193,608		$226,980

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser.

30	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 42.5% and 57.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

31

Tax-Managed International Equity Portfolio

October 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Prior to May 1, 2012, the fee was computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on average daily net assets of $500 million or more. Effective May 1, 2012, BMR contractually agreed to reduce the advisory fee payable to an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on average daily net assets of $500 million or more. This fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interests in the Portfolio. Pursuant to an interim sub-advisory agreement effective May 1, 2012, and a sub-advisory agreement effective August 17, 2012, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to May 1, 2012, BMR paid Eagle Global Advisors, L.L.C a portion of its adviser fee for sub-advisory services provided to the Portfolio. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $904,479 or 0.88% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $116,394,357 and $119,889,457, respectively, for the year ended October 31, 2012.

32

Tax-Managed International Equity Portfolio

October 31, 2012

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$98,691,305

Gross unrealized appreciation	$6,622,306
Gross unrealized depreciation	(2,791,026)

Net unrealized appreciation	$3,831,280

The net unrealized appreciation on foreign currency at October 31, 2012 on a federal income tax basis was $52,507.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Tax-Managed International Equity Portfolio

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$—	$11,173,394		$—	$11,173,394
Consumer Staples	—	11,827,689		—	11,827,689
Energy	—	9,395,964		—	9,395,964
Financials	—	15,825,278		—	15,825,278
Health Care	799,102	10,272,926		—	11,072,028
Industrials	7,274	12,115,839		—	12,123,113
Information Technology	—	6,705,506		—	6,705,506
Materials	—	10,076,424		—	10,076,424
Telecommunication Services	—	7,302,024		—	7,302,024
Utilities	—	6,712,846		—	6,712,846

Total Common Stocks	$806,376	$101,407,890	*	$—	$102,214,266

Short-Term Investments	$—	$308,319		$—	$308,319

Total Investments	$806,376	$101,716,209		$—	$102,522,585

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

34

Tax-Managed International Equity Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

35

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed International Equity Fund

The Fund held a Special Meeting of Shareholders on August 17, 2012 to approve a new Sub-Advisory Agreement for Tax-Managed International Equity Portfolio (the “Portfolio”), the registered investment company in which Eaton Vance Tax-Managed International Equity Fund invests, between Boston Management and Research (“BMR”) and Parametric Portfolio Associates LLC (“Parametric”), and to authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law. The results of the vote were as follows:

	Number of Shares
	For	Against/Withheld	Abstain
Proposal 1. To approve a new Sub-Advisory Agreement for the Portfolio between BMR and Parametric.	2,849,914.618	77,126.320	150,975.364
Proposal 2. To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.	2,748,271.183	173,047.285	156,697.834

Tax-Managed International Equity Portfolio

The Portfolio held a Special Meeting of Interestholders on August 17, 2012 to approve a new Sub-Advisory Agreement for the Portfolio between BMR and Parametric, and to authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law. The results of the vote were as follows:
	Interest in the Portfolio
	For	Against/Withheld	Abstain
Proposal 1. To approve a new Sub-Advisory Agreement for the Portfolio between BMR and Parametric.	92.589%	2.506%	4.905%
Proposal 2. To authorize BMR to select investment sub-advisers and enter into sub-advisory agreements for the Portfolio without obtaining shareholder approval to the extent permitted by applicable law.	89.287%	5.622%	5.091%

36

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

37

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

38

Eaton Vance

Tax-Managed International Equity Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

40

Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Administrator of Eaton Vance Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

038-12/12 IGSRC

Eaton Vance Tax-Managed Multi-Cap Growth Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 30

Federal Tax Information	17

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index2 was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, the Long-Term Refinancing Operation announced by the European Central Bank, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and political uncertainty in the United States with the upcoming presidential election.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in mid-September 2012. Second, investors were hunting for yield in a historically low interest-rate environment, and many were driven to stocks that offered higher yields than bonds.

Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Europe’s ongoing debt crisis led investors to move money out of European stocks and bonds. With emerging markets in Asia largely leveraged to the Chinese economy, the slowdown in Chinese growth made markets throughout Asia appear less attractive. Amid this global economic turmoil, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, U.S. stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the economy rushing headlong toward a self-imposed fiscal cliff.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) had a total return of 9.11% for Class A shares at net asset value (NAV).

By comparison, the Fund’s primary benchmark, the Russell 3000 Growth Index (the Index), returned 12.76% for the period.

The Fund underperformed the Index due primarily to stock selection. Sector allocation overall was a modest positive offset. The environment of economic uncertainty and market volatility during the period challenged the Fund’s focus on long-term growth opportunities. In general, investors favored large-cap, dividend-paying stocks rather than the mid-cap growth stocks to which the Fund had greater exposure. Nevertheless, the Fund achieved positive absolute returns in seven of the eight economic sectors in which it was invested. The Index recorded positive returns in all 10 of its sectors.

The biggest detractor from the Fund’s relative performance versus the Index was the health care sector. A major software provider in the health care technology industry was one of the Fund’s worst performing individual stocks after a new product was delayed. Stock selection was also a drag on the Fund’s results versus the Index in the energy sector. The Fund’s holdings in a mid-sized independent oil and gas exploration and production company hurt the Fund’s relative performance versus the Index when it reported disappointing financial results. An underweight in the underperforming oil, gas & consumable fuels industry partially offset stock selection in the energy sector. The financials sector also hurt the Fund’s relative results versus the Index due to stock selection. The Fund’s real estate investment trust (REIT) holdings were notable underperformers due to both stock selection and an underweight position.

On the positive side, stock selection in the consumer discretionary sector made the biggest contribution to the Fund’s performance versus the Index. In the hotels, restaurants & leisure industry a leading international fast food chain was one of the Fund’s best performing stocks during the period. A major online travel agency specializing in European hotel bookings was another holding contributing to Fund performance. The Fund’s holdings in the information technology sector also outperformed, thanks to stock selection as well as stock allocation. The stock contributing the most to Fund performance for the 12-month period was a major supplier of semiconductors to the mobile phone and tablet market. In the internet software and services industry, a leading provider of cloud computing services to businesses was another contributor. Stock selection in the consumer staples sector, led by the beverages industry, also boosted the Fund’s relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted.. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Performance2,3

Portfolio Managers Kwang Kim, Gerald Moore, CFA and G. R. Nelson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	9.11%	–2.25%	8.68%
Class A with 5.75% Maximum Sales Charge	—	2.81	–3.41	8.04
Class B at NAV	07/10/2000	8.30	–3.00	7.85
Class B with 5% Maximum Sales Charge	—	3.30	–3.34	7.85
Class C at NAV	07/10/2000	8.38	–2.98	7.87
Class C with 1% Maximum Sales Charge	—	7.38	–2.98	7.87
Russell 3000 Growth Index	—	12.76%	1.90%	7.32%
S&P 500 Index	—	15.21	0.36	6.90

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years
Class A After Taxes on Distributions	06/30/2000	2.81%	–3.95%	7.68%
Class A After Taxes on Distributions and Sale of Fund Shares	—	1.83	–2.97	7.06
Class B After Taxes on Distributions	07/10/2000	3.30	–3.88	7.49
Class B After Taxes on Distributions and Sale of Fund Shares	—	2.14	–2.89	6.90
Class C After Taxes on Distributions	07/10/2000	7.38	–3.52	7.50
Class C After Taxes on Distributions and Sale of Fund Shares	—	4.79	–2.60	6.91

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C
		1.48%	2.23%	2.23%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$ 10,000	10/31/2002	$21,313	N.A.
Class C	$ 10,000	10/31/2002	$21,338	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and prin-cipal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Fund Profile5

Top 10 Holdings (% of net assets)6

Apple, Inc.	6.9%
Google, Inc., Class A	3.0
Cirrus Logic, Inc.	2.4
Yum! Brands, Inc.	2.2
Tractor Supply Co.	1.9
Intuitive Surgical, Inc.	1.8
W.W. Grainger, Inc.	1.8
Rackspace Hosting, Inc.	1.6
EOG Resources, Inc.	1.6
QUALCOMM, Inc.	1.6
Total	24.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$953.40	$7.22	1.47%
Class B	$1,000.00	$950.00	$10.93	2.23%
Class C	$1,000.00	$950.00	$10.88	2.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.46	1.47%
Class B	$1,000.00	$1,013.90	$11.29	2.23%
Class C	$1,000.00	$1,014.00	$11.24	2.22%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $46,803,610)	$54,608,837
Receivable for Fund shares sold	4,268
Total assets	$54,613,105

Liabilities
Payable for Fund shares redeemed	$74,241
Payable to affiliates:
Distribution and service fees	23,644
Administration fee	7,166
Trustees’ fees	42
Accrued expenses	46,587
Total liabilities	$151,680
Net Assets	$54,461,425

Sources of Net Assets
Paid-in capital	$63,338,112
Accumulated net realized loss from Portfolio	(16,146,377)
Accumulated net investment loss	(535,537)
Net unrealized appreciation from Portfolio	7,805,227
Total	$54,461,425

Class A Shares
Net Assets	$36,579,062
Shares Outstanding	2,631,786
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.90
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.75

Class B Shares
Net Assets	$2,333,785
Shares Outstanding	186,266
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.53

Class C Shares
Net Assets	$15,548,578
Shares Outstanding	1,239,253
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.55

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $8,729)	$400,880
Interest allocated from Portfolio	1,143
Expenses allocated from Portfolio	(449,538)
Total investment loss from Portfolio	$(47,515)

Expenses
Administration fee	$86,966
Distribution and service fees
Class A	97,298
Class B	28,671
Class C	161,983
Trustees’ fees and expenses	500
Custodian fee	18,083
Transfer and dividend disbursing agent fees	72,063
Legal and accounting services	23,831
Printing and postage	20,640
Registration fees	44,437
Miscellaneous	10,877
Total expenses	$565,349

Net investment loss	$(612,864)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$3,926,834
Written options	295,380
Foreign currency transactions	101
Net realized gain	$4,222,315
Change in unrealized appreciation (depreciation) —
Investments	$1,389,588
Written options	2,999
Foreign currency	76
Net change in unrealized appreciation (depreciation)	$1,392,663

Net realized and unrealized gain	$5,614,978

Net increase in net assets from operations	$5,002,114

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(612,864)	$(592,334)
Net realized gain from investment transactions, written options and foreign currency transactions	4,222,315	9,478,835
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	1,392,663	(3,635,361)
Net increase in net assets from operations	$5,002,114	$5,251,140
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,020,588	$3,377,834
Class B	102,899	518,559
Class C	1,176,661	2,107,027
Cost of shares redeemed
Class A	(8,153,222)	(13,053,462)
Class B	(671,706)	(1,392,175)
Class C	(3,007,494)	(5,569,571)
Net asset value of shares exchanged
Class A	670,273	1,101,309
Class B	(670,273)	(1,101,309)
Net decrease in net assets from Fund share transactions	$(8,532,274)	$(14,011,788)

Net decrease in net assets	$(3,530,160)	$(8,760,648)

Net Assets
At beginning of year	$57,991,585	$66,752,233
At end of year	$54,461,425	$57,991,585

Accumulated net investment loss included in net assets
At end of year	$(535,537)	$—

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011		2010		2009	2008
Net asset value — Beginning of year	$12.740	$11.810		$10.500		$8.730	$17.990

Income (Loss) From Operations
Net investment loss(1)	$(0.111)	$(0.084	)(2)	$(0.081	)(3)	$(0.036)	$(0.010)
Net realized and unrealized gain (loss)	1.271	1.014		1.391		1.806	(6.853)

Total income (loss) from operations	$1.160	$0.930		$1.310		$1.770	$(6.863)

Less Distributions
From net investment income	$—	$—		$—		$—	$(0.197)
From net realized gain	—	—		—		—	(2.200)

Total distributions	$—	$—		$—		$—	$(2.397)

Net asset value — End of year	$13.900	$12.740		$11.810		$10.500	$8.730

Total Return(4)	9.11%	7.78%		12.57%		20.27%	(43.97)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,579	$38,582		$43,627		$45,868	$56,537
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50%	1.48%		1.47%		1.57%	1.38%
Net investment loss	(0.81)%	(0.65	)%(2)	(0.70	)%(3)	(0.41)%	(0.07)%
Portfolio Turnover of the Portfolio	83%	139%		200%		205%	283%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.027 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.85)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011		2010		2009	2008
Net asset value — Beginning of year	$11.570	$10.810		$9.680		$8.120	$16.880

Income (Loss) From Operations
Net investment loss(1)	$(0.189)	$(0.164	)(2)	$(0.151	)(3)	$(0.089)	$(0.111)
Net realized and unrealized gain (loss)	1.149	0.924		1.281		1.649	(6.375)

Total income (loss) from operations	$0.960	$0.760		$1.130		$1.560	$(6.486)

Less Distributions
From net investment income	$—	$—		$—		$—	$(0.074)
From net realized gain	—	—		—		—	(2.200)

Total distributions	$—	$—		$—		$—	$(2.274)

Net asset value — End of year	$12.530	$11.570		$10.810		$9.680	$8.120

Total Return(4)	8.30%	7.03%		11.67%		19.21%	(44.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,334	$3,340		$4,940		$7,300	$10,119
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.26%	2.23%		2.22%		2.33%	2.13%
Net investment loss	(1.54)%	(1.38	)%(2)	(1.43	)%(3)	(1.11)%	(0.84)%
Portfolio Turnover of the Portfolio	83%	139%		200%		205%	283%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.54)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011		2010		2009	2008
Net asset value — Beginning of year	$11.580	$10.830		$9.690		$8.130	$16.910

Income (Loss) From Operations
Net investment loss(1)	$(0.194)	$(0.166	)(2)	$(0.153	)(3)	$(0.100)	$(0.109)
Net realized and unrealized gain (loss)	1.164	0.916		1.293		1.660	(6.379)

Total income (loss) from operations	$0.970	$0.750		$1.140		$1.560	$(6.488)

Less Distributions
From net investment income	$—	$—		$—		$—	$(0.092)
From net realized gain	—	—		—		—	(2.200)

Total distributions	$—	$—		$—		$—	$(2.292)

Net asset value — End of year	$12.550	$11.580		$10.830		$9.690	$8.130

Total Return(4)	8.38%	6.93%		11.76%		19.19%	(44.33)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,549	$16,069		$18,185		$20,220	$18,483
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.25%	2.23%		2.22%		2.32%	2.13%
Net investment loss	(1.57)%	(1.39	)%(2)	(1.45	)%(3)	(1.21)%	(0.83)%
Portfolio Turnover of the Portfolio	83%	139%		200%		205%	283%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.025 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.60)%.

(3)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.56)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (58.0% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $14,947,648 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 ($1,195,698) and October 31, 2017 ($13,751,950). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $4,122,670 was utilized to offset net realized gains by the Fund.

Additionally, at October 31, 2012, the Fund had a net investment loss of $535,537 incurred after December 31, 2011. This net investment loss is treated as arising on the first day of the Fund’s taxable year ending October 31, 2013.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

13

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2012, accumulated net realized loss was increased by $1,921, accumulated net investment loss was decreased by $77,327 and paid-in capital was decreased by $75,406 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(14,947,648)
Late year ordinary losses	$(535,537)
Net unrealized appreciation	$6,606,498

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $86,966. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $6,600 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,228 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $97,298 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or

14

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Notes to Financial Statements — continued

payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $21,503 and $121,487 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $549,000 and $1,579,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $7,168 and $40,496 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received less than $100 and approximately $7,000 of CDSCs paid by Class A and Class B shareholders, respectively, and no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,254,712 and $10,457,395, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	148,166	255,880
Redemptions	(596,305)	(1,004,675)
Exchange from Class B shares	50,684	85,202

Net decrease	(397,455)	(663,593)

	Year Ended October 31,
Class B	2012	2011

Sales	8,229	42,818
Redemptions	(54,759)	(117,516)
Exchange to Class A shares	(55,929)	(93,447)

Net decrease	(102,459)	(168,145)

	Year Ended October 31,
Class C	2012	2011

Sales	97,005	177,526
Redemptions	(244,931)	(470,103)

Net decrease	(147,926)	(292,577)

15

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

16

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Portfolio of Investments

Common Stocks — 96.5%(1)

Security	Shares	Value

Aerospace & Defense — 1.5%
Precision Castparts Corp.	8,200	$1,419,174

		$1,419,174

Beverages — 2.5%
Anheuser-Busch InBev NV ADR	15,200	$1,273,760
Beam, Inc.	19,800	1,100,088

		$2,373,848

Biotechnology — 3.9%
Biogen Idec, Inc.(2)	7,500	$1,036,650
Celgene Corp.(2)	10,600	777,192
Gilead Sciences, Inc.(2)	17,900	1,202,164
Vertex Pharmaceuticals, Inc.(2)	13,500	651,240

		$3,667,246

Building Products — 0.7%
Fortune Brands Home & Security, Inc.(2)	23,000	$654,120

		$654,120

Capital Markets — 0.9%
T. Rowe Price Group, Inc.	13,300	$863,702

		$863,702

Chemicals — 4.8%
Celanese Corp., Series A	24,000	$911,760
Cytec Industries, Inc.	15,900	1,094,238
Monsanto Co.	17,400	1,497,618
Praxair, Inc.	9,900	1,051,479

		$4,555,095

Commercial Banks — 3.7%
Capital Bank Financial Corp., Class A(2)	30,000	$525,900
First Republic Bank	28,600	982,410
Toronto-Dominion Bank (The)	12,900	1,049,286
Wells Fargo & Co.	26,600	896,154

		$3,453,750

Commercial Services & Supplies — 1.1%
Waste Connections, Inc.	31,850	$1,045,636

		$1,045,636

Security	Shares	Value

Communications Equipment — 2.2%
Palo Alto Networks, Inc.(2)	10,000	$549,800
QUALCOMM, Inc.	25,600	1,499,520

		$2,049,320

Computers & Peripherals — 8.5%
Apple, Inc.	11,000	$6,546,100
EMC Corp.(2)	59,800	1,460,316

		$8,006,416

Distributors — 1.1%
LKQ Corp.(2)	50,800	$1,061,212

		$1,061,212

Electronic Equipment, Instruments & Components — 1.0%
InvenSense, Inc.(2)	86,500	$968,800

		$968,800

Energy Equipment & Services — 2.2%
National Oilwell Varco, Inc.	16,000	$1,179,200
Rowan Cos., Inc.(2)	29,000	919,590

		$2,098,790

Food Products — 3.7%
Annie’s, Inc.(2)	15,367	$606,997
Hershey Co. (The)	15,800	1,087,830
Mondelez International, Inc., Class A	48,300	1,281,882
WhiteWave Foods Co. (The), Class A(2)	31,484	518,541

		$3,495,250

Health Care Equipment & Supplies — 3.8%
Align Technology, Inc.(2)	20,100	$534,258
Analogic Corp.	7,700	567,182
Intuitive Surgical, Inc.(2)	3,200	1,735,104
Stryker Corp.	13,400	704,840

		$3,541,384

Health Care Providers & Services — 2.5%
Brookdale Senior Living, Inc.(2)	20,100	$471,546
Catamaran Corp.(2)	15,638	737,488
MEDNAX, Inc.(2)	16,200	1,117,476

		$2,326,510

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.0%
Las Vegas Sands Corp.	16,000	$743,040
Yum! Brands, Inc.	29,700	2,082,267

		$2,825,307

Household Durables — 0.4%
Tempur-Pedic International, Inc.(2)	14,700	$388,668

		$388,668

Household Products — 0.8%
Colgate-Palmolive Co.	7,100	$745,216

		$745,216

Industrial Conglomerates — 1.0%
Danaher Corp.	17,600	$910,448

		$910,448

Internet & Catalog Retail — 2.9%
Amazon.com, Inc.(2)	5,100	$1,187,382
priceline.com, Inc.(2)	1,800	1,032,786
Shutterfly, Inc.(2)	16,900	511,394

		$2,731,562

Internet Software & Services — 7.7%
Equinix, Inc.(2)	4,000	$721,640
Google, Inc., Class A(2)	4,100	2,787,057
LinkedIn Corp., Class A(2)	9,300	994,449
MercadoLibre, Inc.	9,800	822,906
Rackspace Hosting, Inc.(2)	24,007	1,529,006
VeriSign, Inc.(2)	10,100	374,407

		$7,229,465

IT Services — 3.5%
Accenture PLC, Class A	16,700	$1,125,747
Teradata Corp.(2)	10,100	689,931
Visa, Inc., Class A	10,800	1,498,608

		$3,314,286

Leisure Equipment & Products — 0.9%
Polaris Industries, Inc.	9,800	$828,100

		$828,100

Machinery — 2.0%
Colfax Corp.(2)	20,700	$711,873

Security	Shares	Value

Machinery (continued)
Eaton Corp.	11,800	$557,196
Stanley Black & Decker, Inc.	9,400	651,420

		$1,920,489

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	20,600	$800,928

		$800,928

Multiline Retail — 1.3%
Dollar General Corp.(2)	25,805	$1,254,639

		$1,254,639

Oil, Gas & Consumable Fuels — 3.9%
Concho Resources, Inc.(2)	12,900	$1,110,948
EOG Resources, Inc.	13,100	1,526,019
Range Resources Corp.	16,100	1,052,296

		$3,689,263

Pharmaceuticals — 2.4%
Allergan, Inc.	13,700	$1,231,904
Perrigo Co.	9,200	1,058,092

		$2,289,996

Real Estate Investment Trusts (REITs) — 1.0%
Public Storage, Inc.	6,400	$887,232

		$887,232

Road & Rail — 2.4%
J.B. Hunt Transport Services, Inc.	16,400	$962,680
Kansas City Southern	15,832	1,273,843

		$2,236,523

Semiconductors & Semiconductor Equipment — 4.0%
Cirrus Logic, Inc.(2)	54,500	$2,221,420
Cypress Semiconductor Corp.(2)	48,800	483,608
Mellanox Technologies, Ltd.(2)	8,300	638,851
Monolithic Power Systems, Inc.(2)	23,000	446,890

		$3,790,769

Software — 2.1%
Infoblox, Inc.(2)	55,543	$922,569
Splunk, Inc.(2)	9,304	260,977

19	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
VMware, Inc., Class A(2)	9,100	$771,407

		$1,954,953

Specialty Retail — 6.7%
Home Depot, Inc. (The)	16,400	$1,006,632
Ross Stores, Inc.	20,200	1,231,190
Sally Beauty Holdings, Inc.(2)	25,500	614,040
Tractor Supply Co.	18,700	1,799,688
Ulta Salon, Cosmetics & Fragrance, Inc.	5,100	470,322
Urban Outfitters, Inc.(2)	20,700	740,232
Williams-Sonoma, Inc.	10,500	485,415

		$6,347,519

Textiles, Apparel & Luxury Goods — 1.1%
lululemon athletica, inc.(2)	8,000	$552,080
Wolverine World Wide, Inc.	12,000	502,440

		$1,054,520

Thrifts & Mortgage Finance — 0.7%
ViewPoint Financial Group, Inc.	33,100	$688,480

		$688,480

Tobacco — 1.1%
Philip Morris International, Inc.	11,300	$1,000,728

		$1,000,728

Trading Companies & Distributors — 2.6%
United Rentals, Inc.(2)	17,500	$711,550
W.W. Grainger, Inc.	8,400	1,691,844

		$2,403,394

Total Common Stocks (identified cost $77,142,257)		$90,872,738

Short-Term Investments — 3.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$3,134	$3,133,920

Total Short-Term Investments (identified cost $3,133,920)		$3,133,920

Total Investments — 99.8% (identified cost $80,276,177)		$94,006,658

Covered Call Options Written — (0.0)%(4)

Security	Number of Contracts	Strike Price	Expiration Date	Value

Allergan, Inc.	14	$97.50	11/17/12	$(105)
Apple, Inc.	6	700.00	11/17/12	(141)
Biogen Idec, Inc.	8	165.00	11/17/12	(60)
Catamaran Corp.	16	57.50	11/17/12	(400)
Colgate-Palmolive Co.	7	110.00	11/17/12	(39)
EMC Corp.	41	27.00	11/17/12	(144)
Gilead Sciences, Inc.	18	75.00	11/17/12	(252)
Las Vegas Sands Corp.	16	47.00	11/17/12	(1,960)
LinkedIn Corp., Class A	9	125.00	11/17/12	(990)
Rackspace Hosting, Inc.	24	75.00	11/17/12	(360)
Range Resources Corp.	16	75.00	11/17/12	(120)
Tempur-Pedic International, Inc.	15	34.00	11/17/12	(37)
United Rentals, Inc.	15	40.00	11/17/12	(2,700)
Yum! Brands, Inc.	30	72.50	11/17/12	(1,155)

Total Covered Call Options Written (premiums received $28,504)				$(8,463)

Other Assets, Less Liabilities — 0.2%				$219,296

Net Assets — 100.0%				$94,217,491

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at October 31, 2012 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

(4)	Amount is less than 0.05%.

20	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $77,142,257)	$90,872,738
Affiliated investment, at value (identified cost, $3,133,920)	3,133,920
Cash	8,433
Dividends receivable	45,336
Interest receivable from affiliated investment	279
Receivable for investments sold	251,947
Tax reclaims receivable	10,202
Total assets	$94,322,855

Liabilities
Written options outstanding, at value (premiums received, $28,504)	$8,463
Payable to affiliates:
Investment adviser fee	53,553
Trustees’ fees	366
Accrued expenses	42,982
Total liabilities	$105,364
Net Assets applicable to investors’ interest in Portfolio	$94,217,491

Sources of Net Assets
Investors’ capital	$80,466,969
Net unrealized appreciation	13,750,522
Total	$94,217,491

21	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $15,107)	$700,167
Interest allocated from affiliated investment	1,990
Expenses allocated from affiliated investment	(272)
Total investment income	$701,885

Expenses
Investment adviser fee	$657,989
Trustees’ fees and expenses	4,460
Custodian fee	76,143
Legal and accounting services	38,600
Miscellaneous	5,797
Total expenses	$782,989
Deduct —
Reduction of custodian fee	$11
Total expense reductions	$11

Net expenses	$782,978

Net investment loss	$(81,093)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$7,217,106
Investment transactions allocated from affiliated investment	41
Written options	516,090
Foreign currency transactions	162
Net realized gain	$7,733,399
Change in unrealized appreciation (depreciation) —
Investments	$2,230,257
Written options	2,890
Foreign currency	134
Net change in unrealized appreciation (depreciation)	$2,233,281

Net realized and unrealized gain	$9,966,680

Net increase in net assets from operations	$9,885,587

22	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$(81,093)	$97,242
Net realized gain from investment transactions, written options and foreign currency transactions	7,733,399	17,592,485
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	2,233,281	(6,865,877)
Net increase in net assets from operations	$9,885,587	$10,823,850
Capital transactions —
Contributions	$1,254,712	$23,827,543
Withdrawals	(20,743,689)	(51,290,189)
Net decrease in net assets from capital transactions	$(19,488,977)	$(27,462,646)

Net decrease in net assets	$(9,603,390)	$(16,638,796)

Net Assets
At beginning of year	$103,820,881	$120,459,677
At end of year	$94,217,491	$103,820,881

23	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011		2010		2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.77%	0.75%		0.76%		0.76%	0.76%
Net investment income (loss)	(0.08)%	0.08	%(2)	0.00	%(3)(4)	0.39%	0.54%
Portfolio Turnover	83%	139%		200%		205%	283%

Total Return	9.90%	8.57%		13.37%		21.24%	(43.60)%

Net assets, end of year (000’s omitted)	$94,217	$103,821		$120,460		$127,116	$140,510

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.21% of average daily net assets.

(3)	Includes special dividends equal to 0.10% of average daily net assets.

(4)	Amount is less than 0.005%.

24	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 58.0% and 42.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

25

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Notes to Financial Statements — continued

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $657,989 or 0.65% of the Portfolio’s average daily net assets.

26

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $82,227,958 and $103,308,016, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$80,303,940

Gross unrealized appreciation	$15,271,921
Gross unrealized depreciation	(1,569,203)

Net unrealized appreciation	$13,702,718

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended October 31, 2012 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	1,640	$138,382
Options written	7,398	621,220
Options terminated in closing purchase transactions	(422)	(33,351)
Options exercised	(2,315)	(202,094)
Options expired	(6,066)	(495,653)

Outstanding, end of year	235	$28,504

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. The Portfolio enters into option transactions or a combination of option transactions on individual securities that it holds to generate premium income and/or to seek to reduce the Portfolio’s exposure to a decline in the stock price. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives.

27

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(8,463	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended October 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Purchased options	$(42,786	)(1)	$—	(2)
Written options	516,090	(1)	2,890	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$90,872,738 *	$—	$—	$90,872,738
Short-Term Investments	—	3,133,920	—	3,133,920

Total Investments	$90,872,738	$3,133,920	$—	$94,006,658

Liability Description

Covered Call Options Written	$(8,463)	$—	$—	$(8,463)

Total	$(8,463)	$—	$—	$(8,463)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Tax-Managed Multi-Cap Growth Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax- Managed Multi-Cap Growth Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 19, 2012

30

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

32

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

824-12/12	TMCAPSRC

Eaton Vance Tax-Managed Small-Cap Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index2 was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, the Long-Term Refinancing Operation announced by the European Central Bank, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and political uncertainty in the United States with the upcoming presidential election.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in mid-September 2012. Second, investors were hunting for yield in a historically low interest-rate environment, and many were driven to stocks that offered higher yields than bonds.

Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Europe’s ongoing debt crisis led investors to move money out of European stocks and bonds. With emerging markets in Asia largely leveraged to the Chinese economy, the slowdown in Chinese growth made markets throughout Asia appear less attractive. Amid this global economic turmoil, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, U.S. stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the economy rushing headlong toward a self-imposed fiscal cliff.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed Small-Cap Fund (the Fund) had a total return of 10.30% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 2000 Index (the Index), returned 12.08% for the period.

The Fund underperformed the Index largely due to sector and industry allocation. Stock selection made a positive contribution to overall results versus the Index, partially offsetting the allocation decisions. While the broad stock market recorded solid gains for the 12-month period, the nature of the rally favored low-quality stocks. For the period, the Fund achieved positive absolute returns in six of the nine economic sectors in which it was invested. The Index recorded positive returns in nine of its 10 sectors.

The Fund’s worst-performing sector was materials, where stock selection was the primary detractor from relative performance versus the Index. In the metals and mining industry, the Fund’s holding in a leading supplier of rare earth metals suffered when slowing global growth and growing competition from China negatively impacted company results. The Fund’s overweight in the underperforming energy sector also detracted from relative performance versus the Index, with an overweight in the oil, gas & consumable fuels industry accounting for much of the underperformance relative to the Index. The Fund’s holdings in the industrials sector hurt relative results versus the Index due largely to stock selection, particularly in the aerospace & defense and professional services industries. In the latter, a leading financial consulting firm was a detractor from Fund performance versus the Index when merger and acquisition activity lagged expectations.

On the positive side, the Fund’s holdings in the financials sector outperformed the overall Index thanks to stock selection. In the capital markets industry, a leading mortgage servicing company was one of the largest contributors to Fund performance. The company had benefited from large banks exiting the mortgage servicing business in the wake of the financial crisis. The Fund’s holdings in the consumer discretionary sector also contributed to relative performance versus the Index due primarily to stock selection. The Fund’s holdings in the specialty retail industry made a notable contribution to performance versus the Index, while an overweight in the outperforming distributors industry also helped. In the information technology sector, stock selection overcame an overweight position to boost the Fund’s relative performance versus the Index. Among individual stocks in the sector, a major supplier of semiconductors to the mobile phone and tablet market contributed to Fund performance. Also boosting performance for the 12-month period was the Fund’s avoidance of the underperforming telecommunication services sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	09/25/1997	10.30%	0.95%	8.30%	—
Class A with 5.75% Maximum Sales Charge	—	3.93	–0.23	7.66	—
Class B at NAV	09/29/1997	9.57	0.23	7.50	—
Class B with 5% Maximum Sales Charge	—	4.57	–0.17	7.50	—
Class C at NAV	09/29/1997	9.45	0.20	7.48	—
Class C with 1% Maximum Sales Charge	—	8.45	0.20	7.48	—
Class I at NAV	10/01/2009	10.64	—	—	11.53%
Russell 2000 Index	—	12.08%	1.19%	9.58%	—

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A After Taxes on Distributions	09/25/1997	3.93%	–0.23%	7.66%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	2.56	–0.20	6.79	—
Class B After Taxes on Distributions	09/29/1997	4.57	–0.17	7.50	—
Class B After Taxes on Distributions and Sale of Fund Shares	—	2.97	–0.15	6.64	—
Class C After Taxes on Distributions	09/29/1997	8.45	0.20	7.48	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	5.50	0.17	6.62	—
Class I After Taxes on Distributions	10/01/2009	10.64	—	—	11.53%
Class I After Taxes on Distributions and Sale of Fund Shares	—	6.91	—	—	9.96

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.23%	1.98%	1.98%	0.98%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$20,628	N.A.
Class C	$10,000	10/31/2002	$20,588	N.A.
Class I	$250,000	10/01/2009	$350,175	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Fund Profile5

Sector Allocation (% of net assets) 6

Top 10 Holdings (% of net assets)6

Walter Investment Management Corp.	3.0%
GNC Holdings, Inc., Class A	2.9
LKQ Corp.	2.8
Analogic Corp.	2.6
Valmont Industries, Inc.	2.6
Forestar Real Estate Group, Inc.	2.6
Church & Dwight Co., Inc.	2.6
Team, Inc.	2.4
PDC Energy, Inc.	2.2
Cirrus Logic, Inc.	2.2
Total	25.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,009.50	$6.21	1.23%
Class B	$1,000.00	$1,006.00	$9.98	1.98%
Class C	$1,000.00	$1,005.30	$9.98	1.98%
Class I	$1,000.00	$1,010.70	$4.95	0.98%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$6.24	1.23%
Class B	$1,000.00	$1,015.20	$10.03	1.98%
Class C	$1,000.00	$1,015.20	$10.03	1.98%
Class I	$1,000.00	$1,020.20	$4.98	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $88,156,967)	$98,483,527
Receivable for Fund shares sold	11,183
Total assets	$98,494,710

Liabilities
Payable for Fund shares redeemed	$756,474
Payable to affiliates:
Distribution and service fees	33,320
Trustees’ fees	42
Accrued expenses	71,590
Total liabilities	$861,426
Net Assets	$97,633,284

Sources of Net Assets
Paid-in capital	$105,247,650
Accumulated net realized loss from Portfolio	(17,971,355)
Accumulated undistributed net investment income	30,429
Net unrealized appreciation from Portfolio	10,326,560
Total	$97,633,284

Class A Shares
Net Assets	$64,345,604
Shares Outstanding	3,801,734
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.93
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.96

Class B Shares
Net Assets	$1,624,942
Shares Outstanding	107,479
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.12

Class C Shares
Net Assets	$20,732,147
Shares Outstanding	1,376,973
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.06

Class I Shares
Net Assets	$10,930,591
Shares Outstanding	640,529
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.06

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $4,810)	$1,097,386
Interest allocated from Portfolio	3,766
Expenses allocated from Portfolio	(843,700)
Total investment income from Portfolio	$257,452

Expenses
Distribution and service fees
Class A	$203,247
Class B	20,926
Class C	216,407
Trustees’ fees and expenses	500
Custodian fee	24,496
Transfer and dividend disbursing agent fees	171,313
Legal and accounting services	27,973
Printing and postage	30,648
Registration fees	50,224
Miscellaneous	13,335
Total expenses	$759,069

Net investment loss	$(501,617)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$8,205,994
Foreign currency transactions	281
Net realized gain	$8,206,275
Change in unrealized appreciation (depreciation) —
Investments	$4,040,520
Net change in unrealized appreciation (depreciation)	$4,040,520

Net realized and unrealized gain	$12,246,795

Net increase in net assets from operations	$11,745,178

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(501,617)	$(1,166,813)
Net realized gain from investment and foreign currency transactions	8,206,275	5,316,527
Net change in unrealized appreciation (depreciation) from investments and foreign currency	4,040,520	2,878,899
Net increase in net assets from operations	$11,745,178	$7,028,613
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,138,987	$8,051,155
Class B	79,460	535,919
Class C	640,076	2,123,156
Class I	2,297,128	10,041,117
Cost of shares redeemed
Class A	(38,094,732)	(25,418,968)
Class B	(540,952)	(738,284)
Class C	(4,516,712)	(6,809,532)
Class I	(4,251,996)	(6,085,692)
Net asset value of shares exchanged
Class A	770,948	1,273,694
Class B	(770,948)	(1,273,694)
Net decrease in net assets from Fund share transactions	$(38,248,741)	$(18,301,129)

Net decrease in net assets	$(26,503,563)	$(11,272,516)

Net Assets
At beginning of year	$124,136,847	$135,409,363
At end of year	$97,633,284	$124,136,847

Accumulated undistributed net investment income included in net assets
At end of year	$30,429	$28,118

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$15.340	$14.640	$11.710	$10.540		$16.140

Income (Loss) From Operations
Net investment loss(1)	$(0.048)	$(0.110)	$(0.113)	$(0.070	)(2)	$(0.120)
Net realized and unrealized gain (loss)	1.638	0.810	3.043	1.240		(5.480)

Total income (loss) from operations	$1.590	$0.700	$2.930	$1.170		$(5.600)

Net asset value — End of year	$16.930	$15.340	$14.640	$11.710		$10.540

Total Return(3)	10.30%	4.78%	25.02%	11.10%		(34.70)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$64,346	$87,192	$97,524	$85,422		$80,868
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.25%	1.23%	1.28%	1.44%		1.27%
Net investment loss	(0.30)%	(0.67)%	(0.84)%	(0.70	)%(2)	(0.80)%
Portfolio Turnover of the Portfolio	57%	89%	114%	95%		93%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.78)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$13.800	$13.270	$10.700	$9.700		$14.950

Income (Loss) From Operations
Net investment loss(1)	$(0.151)	$(0.209)	$(0.194)	$(0.123	)(2)	$(0.216)
Net realized and unrealized gain (loss)	1.471	0.739	2.764	1.123		(5.034)

Total income (loss) from operations	$1.320	$0.530	$2.570	$1.000		$(5.250)

Net asset value — End of year	$15.120	$13.800	$13.270	$10.700		$9.700

Total Return(3)	9.57%	3.99%	24.02%	10.31%		(35.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,625	$2,660	$3,899	$5,805		$12,352
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.00%	1.98%	2.03%	2.20%		2.02%
Net investment loss	(1.04)%	(1.41)%	(1.59)%	(1.37	)%(2)	(1.55)%
Portfolio Turnover of the Portfolio	57%	89%	114%	95%		93%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.50)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009		2008
Net asset value — Beginning of year	$13.750	$13.220	$10.660	$9.660		$14.900

Income (Loss) From Operations
Net investment loss(1)	$(0.154)	$(0.209)	$(0.194)	$(0.132	)(2)	$(0.215)
Net realized and unrealized gain (loss)	1.464	0.739	2.754	1.132		(5.025)

Total income (loss) from operations	$1.310	$0.530	$2.560	$1.000		$(5.240)

Net asset value — End of year	$15.060	$13.750	$13.220	$10.660		$9.660

Total Return(3)	9.45%	4.01%	24.02%	10.35%		(35.17)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,732	$22,593	$26,016	$22,931		$23,037
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.00%	1.98%	2.03%	2.19%		2.02%
Net investment loss	(1.06)%	(1.42)%	(1.59)%	(1.44	)%(2)	(1.55)%
Portfolio Turnover of the Portfolio	57%	89%	114%	95%		93%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.52)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,			Period Ended October 31, 2009(1)
	2012	2011	2010
Net asset value — Beginning of period	$15.420	$14.680	$11.710	$12.180

Income (Loss) From Operations
Net investment loss(2)	$(0.013)	$(0.068)	$(0.081)	$(0.008)
Net realized and unrealized gain (loss)	1.653	0.808	3.051	(0.462)

Total income (loss) from operations	$1.640	$0.740	$2.970	$(0.470)

Net asset value — End of period	$17.060	$15.420	$14.680	$11.710

Total Return(3)	10.64%	5.04%	25.36%	(3.86	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,931	$11,692	$7,971	$1,923
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00%	0.98%	1.03%	1.19	%(7)
Net investment loss	(0.08)%	(0.41)%	(0.59)%	(0.79	)%(7)
Portfolio Turnover of the Portfolio	57%	89%	114%	95	%(8)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (72.5% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,601,526 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $8,143,094 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2012, accumulated net realized loss was decreased by $52,975, accumulated net investment loss was decreased by $503,928 and paid-in capital was decreased by $556,903 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs), investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(20,601,526)
Net unrealized appreciation	$12,987,160

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $14,641 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,080 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $203,247 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $15,694 and $162,305 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and

15

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Notes to Financial Statements — continued

Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,806,000 and $12,849,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $5,232 and $54,102 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $200, $4,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,258,074 and $41,569,712, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	391,171	492,436
Redemptions	(2,322,861)	(1,548,234)
Exchange from Class B shares	47,903	77,946

Net decrease	(1,883,787)	(977,852)

	Year Ended October 31,
Class B	2012	2011

Sales	5,305	35,954
Redemptions	(37,199)	(50,667)
Exchange to Class A shares	(53,389)	(86,311)

Net decrease	(85,283)	(101,024)

16

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class C	2012	2011

Sales	44,321	141,036
Redemptions	(311,080)	(465,707)

Net decrease	(266,759)	(324,671)

	Year Ended October 31,
Class I	2012	2011

Sales	139,030	608,329
Redemptions	(256,532)	(393,252)

Net increase (decrease)	(117,502)	215,077

17

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

18

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Tax-Managed Small-Cap Portfolio

October 31, 2012

Portfolio of Investments

Common Stocks — 98.9%

Security	Shares	Value

Aerospace & Defense — 1.6%
Aerovironment, Inc.(1)	95,740	$2,105,323

		$2,105,323

Auto Components — 1.5%
Dana Holding Corp.	159,860	$2,103,758

		$2,103,758

Building Products — 1.9%
Armstrong World Industries, Inc.	48,650	$2,520,070

		$2,520,070

Capital Markets — 6.4%
HFF, Inc., Class A(1)	158,300	$2,205,119
Lazard, Ltd., Class A	81,980	2,415,131
Walter Investment Management Corp.(1)	83,501	4,035,603

		$8,655,853

Chemicals — 4.0%
Balchem Corp.	80,260	$2,795,456
Cytec Industries, Inc.	37,940	2,611,031

		$5,406,487

Commercial Banks — 3.3%
Signature Bank(1)	34,560	$2,462,054
Texas Capital Bancshares, Inc.(1)	42,180	2,002,285

		$4,464,339

Commercial Services & Supplies — 3.0%
Clean Harbors, Inc.(1)	13,600	$793,560
Team, Inc.(1)	98,364	3,224,372

		$4,017,932

Construction & Engineering — 2.1%
MYR Group, Inc.(1)	134,940	$2,858,029

		$2,858,029

Distributors — 2.8%
LKQ Corp.(1)	180,680	$3,774,405

		$3,774,405

Security	Shares	Value

Electronic Equipment, Instruments & Components — 6.9%
FEI Co.	51,540	$2,837,277
FLIR Systems, Inc.	137,190	2,665,602
InvenSense, Inc.(1)	161,220	1,805,664
National Instruments Corp.	86,615	2,040,649

		$9,349,192

Energy Equipment & Services — 1.6%
Hornbeck Offshore Services, Inc.(1)	62,360	$2,160,150

		$2,160,150

Food Products — 3.7%
Flowers Foods, Inc.	108,880	$2,143,847
Ingredion, Inc.	43,020	2,644,009
WhiteWave Foods Co. (The), Class A(1)	16,243	267,523

		$5,055,379

Health Care Equipment & Supplies — 4.8%
Analogic Corp.	48,810	$3,595,344
Integra LifeSciences Holdings Corp.(1)	32,352	1,237,464
Orthofix International NV(1)	44,130	1,750,196

		$6,583,004

Health Care Providers & Services — 4.3%
ExamWorks Group, Inc.(1)	185,030	$2,594,121
MEDNAX, Inc.(1)	36,990	2,551,570
Team Health Holdings, Inc.(1)	26,270	699,045

		$5,844,736

Household Products — 2.6%
Church & Dwight Co., Inc.	70,060	$3,556,246

		$3,556,246

Insurance — 3.8%
Allied World Assurance Co. Holdings, Ltd.	36,460	$2,927,738
HCC Insurance Holdings, Inc.	64,220	2,288,801

		$5,216,539

IT Services — 3.2%
Euronet Worldwide, Inc.(1)	120,180	$2,438,452
Global Cash Access Holdings, Inc.(1)	269,900	1,902,795

		$4,341,247

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 1.5%
Bruker Corp.(1)	169,340	$2,047,321

		$2,047,321

Machinery — 6.6%
Colfax Corp.(1)	69,340	$2,384,602
RBC Bearings, Inc.(1)	60,336	2,996,286
Valmont Industries, Inc.	26,360	3,561,236

		$8,942,124

Marine — 1.7%
Kirby Corp.(1)	40,290	$2,315,869

		$2,315,869

Multiline Retail — 2.1%
Fred’s, Inc., Class A	213,220	$2,889,131

		$2,889,131

Oil, Gas & Consumable Fuels — 7.2%
Goodrich Petroleum Corp.(1)	150,440	$1,854,925
Kodiak Oil & Gas Corp.(1)	301,200	2,783,088
PDC Energy, Inc.(1)	100,690	3,047,886
WPX Energy, Inc.(1)	127,440	2,158,834

		$9,844,733

Real Estate Investment Trusts (REITs) — 6.5%
American Campus Communities, Inc.	52,410	$2,374,697
Mid-America Apartment Communities, Inc.	32,360	2,094,015
PS Business Parks, Inc.	39,521	2,534,482
Sovran Self Storage, Inc.	32,660	1,887,748

		$8,890,942

Real Estate Management & Development — 2.6%
Forestar Real Estate Group, Inc.(1)	222,171	$3,556,958

		$3,556,958

Semiconductors & Semiconductor Equipment — 3.8%
Cirrus Logic, Inc.(1)	74,370	$3,031,321
Cypress Semiconductor Corp.(1)	208,620	2,067,424

		$5,098,745

Software — 2.0%
Mentor Graphics Corp.(1)	172,050	$2,670,216

		$2,670,216

Security	Shares	Value

Specialty Retail — 6.6%
GNC Holdings, Inc., Class A	102,540	$3,965,222
Group 1 Automotive, Inc.	35,460	2,198,874
Select Comfort Corp.(1)	99,030	2,756,005

		$8,920,101

Thrifts & Mortgage Finance — 0.8%
ViewPoint Financial Group, Inc.	53,780	$1,118,624

		$1,118,624

Total Common Stocks (identified cost $112,828,284)		$134,307,453

Special Warrants — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%
Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$0

Total Special Warrants (identified cost $480,000)		$0

Short-Term Investments — 2.7%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	$3,636	$3,635,604

Total Short-Term Investments (identified cost $3,635,604)		$3,635,604

Total Investments — 101.6% (identified cost $116,943,888)		$137,943,057

Other Assets, Less Liabilities — (1.6)%		$(2,147,550)

Net Assets — 100.0%		$135,795,507

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Restricted security (see Note 5).

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 7).

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $113,308,284)	$134,307,453
Affiliated investment, at value (identified cost, $3,635,604)	3,635,604
Interest receivable from affiliated investment	364
Total assets	$137,943,421

Liabilities
Payable for investments purchased	$2,012,215
Payable to affiliates:
Investment adviser fee	73,028
Trustees’ fees	542
Accrued expenses	62,129
Total liabilities	$2,147,914
Net Assets applicable to investors’ interest in Portfolio	$135,795,507

Sources of Net Assets
Investors’ capital	$114,796,338
Net unrealized appreciation	20,999,169
Total	$135,795,507

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $6,382)	$1,463,214
Interest allocated from affiliated investment	5,047
Expenses allocated from affiliated investment	(705)
Total investment income	$1,467,556

Expenses
Investment adviser fee	$971,111
Trustees’ fees and expenses	6,772
Custodian fee	89,196
Legal and accounting services	55,351
Miscellaneous	6,979
Total expenses	$1,129,409
Deduct —
Reduction of custodian fee	$7
Total expense reductions	$7

Net expenses	$1,129,402

Net investment income	$338,154

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,292,944
Investment transactions allocated from affiliated investment	108
Foreign currency transactions	367
Net realized gain	$10,293,419
Change in unrealized appreciation (depreciation) —
Investments	$5,952,299
Net change in unrealized appreciation (depreciation)	$5,952,299

Net realized and unrealized gain	$16,245,718

Net increase in net assets from operations	$16,583,872

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$338,154	$(283,408)
Net realized gain from investment and foreign currency transactions	10,293,419	6,152,449
Net change in unrealized appreciation (depreciation) from investments and foreign currency	5,952,299	3,147,988
Net increase in net assets from operations	$16,583,872	$9,017,029
Capital transactions —
Contributions	$3,261,344	$26,265,991
Withdrawals	(49,844,231)	(41,453,573)
Net decrease in net assets from capital transactions	$(46,582,887)	$(15,187,582)

Net decrease in net assets	$(29,999,015)	$(6,170,553)

Net Assets
At beginning of year	$165,794,522	$171,965,075
At end of year	$135,795,507	$165,794,522

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009		2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.72%	0.74%	0.75%		0.74%
Net investment income (loss)	0.22%	(0.15)%	(0.30)%	(0.00	)%(2)(3)	(0.27)%
Portfolio Turnover	57%	89%	114%	95%		93%

Total Return	10.87%	5.31%	25.69%	11.86%		(34.33)%

Net assets, end of year (000’s omitted)	$135,796	$165,795	$171,965	$163,056		$157,143

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.09)%.

(3)	Amount is less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 72.5% and 27.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Tax-Managed Small-Cap Portfolio

October 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $971,111 or 0.625% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $85,299,786 and $123,045,453, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$116,876,736

Gross unrealized appreciation	$25,979,706
Gross unrealized depreciation	(4,913,385)

Net unrealized appreciation	$21,066,321

27

Tax-Managed Small-Cap Portfolio

October 31, 2012

Notes to Financial Statements — continued

5  Restricted Securities

At October 31, 2012, the Portfolio owned the following security (representing 0.0% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to this security. The value of this security is determined based on valuations provided by brokers when available, or if not available, it is valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$0

Total Special Warrants			$480,000	$0

Total Restricted Securities				$0

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3**		Total

Common Stocks	$134,307,453	*	$—	$—		$134,307,453
Special Warrants	—		—	0	*	0
Short-Term Investments	—		3,635,604	—		3,635,604

Total Investments	$134,307,453		$3,635,604	$0		$137,943,057

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the year in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Small-Cap Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

29

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Nancy B. Tooke 1946	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Small-Cap Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

130-12/12	MGSRC

Eaton Vance Tax-Managed Small-Cap Value Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Management and Organization	30

Important Notices	33

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index2 was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, the Long-Term Refinancing Operation announced by the European Central Bank, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and political uncertainty in the United States with the upcoming presidential election.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in mid-September 2012. Second, investors were hunting for yield in a historically low interest-rate environment, and many were driven to stocks that offered higher yields than bonds.

Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Europe’s ongoing debt crisis led investors to move money out of European stocks and bonds. With emerging markets in Asia largely leveraged to the Chinese economy, the slowdown in Chinese growth made markets throughout Asia appear less attractive. Amid this global economic turmoil, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, U.S. stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the economy rushing headlong toward a self-imposed fiscal cliff.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) had a total return of 7.51% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 2000 Value Index (the Index), returned 14.47% for the period.

The Fund underperformed the Index due to stock selection as well as sector and industry allocation. While the broad stock market recorded solid gains for the 12-month period, the nature of the rally favored low-quality stocks. The Fund achieved positive absolute returns in seven of the nine economic sectors in which it was invested. The Index recorded positive returns in eight of its 10 sectors.

An underweight position as well as stock selection hurt the Fund’s relative results in financials, which was the top-performing sector in the Index. In the materials sector, the Fund’s position in a major supplier of carbon for water filtration detracted from Fund performance after the company fell short of expectations. The energy sector also negatively impacted the Fund’s relative performance versus the Index due to both a sector overweight and stock selection. Energy was the weakest-performing Index sector for the 12-month period. The Fund’s holding in an oil exploration and production company detracted from Fund performance, as slowing global economic growth negatively impacted the company’s shares.

Conversely, stock selection as well as an underweight in information technology contributed to the Fund’s relative performance versus the Index. A large information technology outsourcing company with government exposure was one of the Fund’s holdings contributing to performance for the period. The company’s stock price rose partly on expectations that it would gain new business from the implementation of health care reform. The Fund’s holdings in the consumer discretionary sector also outperformed the Index for the period thanks to stock selection. The Fund’s holdings in the textiles, apparel and luxury goods industry contributed positively to results versus the Index, led by a leading manufacturer of children’s clothing. The utilities sector was also a contributor to the Fund’s relative performance versus the Index, as stock selection overcame an overweight position. Within utilities, the Fund avoided industries most impacted by price competition from falling natural gas prices.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Robert J. Milmore, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	03/04/2002	7.51%	2.75%	8.98%	—
Class A with 5.75% Maximum Sales Charge	—	1.34	1.54	8.34	—
Class B at NAV	03/04/2002	6.67	1.99	8.17	—
Class B with 5% Maximum Sales Charge	—	1.67	1.65	8.17	—
Class C at NAV	03/04/2002	6.67	1.97	8.18	—
Class C with 1% Maximum Sales Charge	—	5.67	1.97	8.18	—
Class I at NAV	10/01/2009	7.75	—	—	10.47%
Russell 2000 Value Index	—	14.47%	0.87%	9.37%	—

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A After Taxes on Distributions	03/04/2002	0.80%	1.00%	7.84%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	1.53	1.27	7.33	—
Class B After Taxes on Distributions	03/04/2002	1.06	1.07	7.66	—
Class B After Taxes on Distributions and Sale of Fund Shares	—	1.85	1.37	7.19	—
Class C After Taxes on Distributions	03/04/2002	5.05	1.40	7.66	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	4.44	1.65	7.20	—
Class I After Taxes on Distributions	10/01/2009	7.18	—	—	10.03%
Class I After Taxes on Distributions and Sale of Fund Shares	—	5.73	—	—	8.99

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.05%	2.80%	2.80%	1.80%
Net		1.45	2.20	2.20	1.20
Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	10/31/2002	$21,955	N.A.
Class C	$10,000	10/31/2002	$21,963	N.A.
Class I	$250,000	10/01/2009	$339,975	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

A.O. Smith Corp.	4.3%
Cleco Corp.	4.2
JDA Software Group, Inc.	3.2
Portland General Electric Co.	3.1
MAXIMUS, Inc.	3.1
National Penn Bancshares, Inc.	2.9
Lancaster Colony Corp.	2.9
NETGEAR, Inc.	2.8
AptarGroup, Inc.	2.8
Umpqua Holdings Corp.	2.6
Total	31.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.
[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$992.90	$7.26	**	1.45%
Class B	$1,000.00	$989.40	$11.00	**	2.20%
Class C	$1,000.00	$988.70	$11.00	**	2.20%
Class I	$1,000.00	$993.60	$6.01	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.35	**	1.45%
Class B	$1,000.00	$1,014.10	$11.14	**	2.20%
Class C	$1,000.00	$1,014.10	$11.14	**	2.20%
Class I	$1,000.00	$1,019.10	$6.09	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $27,508,307)	$36,712,090
Receivable for Fund shares sold	4,914
Receivable from affiliate	7,291
Total assets	$36,724,295

Liabilities
Payable for Fund shares redeemed	$42,020
Payable to affiliates:
Distribution and service fees	11,868
Administration fee	4,667
Trustees’ fees	42
Accrued expenses	37,930
Total liabilities	$96,527
Net Assets	$36,627,768

Sources of Net Assets
Paid-in capital	$25,205,332
Accumulated net realized gain from Portfolio	2,326,571
Accumulated net investment loss	(107,918)
Net unrealized appreciation from Portfolio	9,203,783
Total	$36,627,768

Class A Shares
Net Assets	$22,824,383
Shares Outstanding	1,489,961
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.32
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.25

Class B Shares
Net Assets	$1,286,079
Shares Outstanding	92,346
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.93

Class C Shares
Net Assets	$6,944,303
Shares Outstanding	498,017
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.94

Class I Shares
Net Assets	$5,573,003
Shares Outstanding	360,831
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $218)	$478,264
Interest allocated from Portfolio	94
Expenses allocated from Portfolio	(413,527)
Total investment income from Portfolio	$64,831

Expenses
Administration fee	$54,723
Distribution and service fees
Class A	58,455
Class B	16,187
Class C	73,377
Trustees’ fees and expenses	500
Custodian fee	15,402
Transfer and dividend disbursing agent fees	48,709
Legal and accounting services	20,171
Printing and postage	19,818
Registration fees	52,077
Miscellaneous	13,046
Total expenses	$372,465
Deduct —
Allocation of expenses to affiliates	$200,130
Total expense reductions	$200,130

Net expenses	$172,335

Net investment loss	$(107,504)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,411,020
Net realized gain	$2,411,020
Change in unrealized appreciation (depreciation) —
Investments	$225,635
Net change in unrealized appreciation (depreciation)	$225,635

Net realized and unrealized gain	$2,636,655

Net increase in net assets from operations	$2,529,151

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(107,504)	$(128,312)
Net realized gain from investment transactions	2,411,020	1,395,930
Net change in unrealized appreciation (depreciation) from investments	225,635	2,048,851
Net increase in net assets from operations	$2,529,151	$3,316,469
Distributions to shareholders —
From net realized gain
Class A	$(858,606)	$(1,295,895)
Class B	(70,065)	(110,140)
Class C	(286,480)	(392,953)
Class I	(128,499)	(74,671)
Total distributions to shareholders	$(1,343,650)	$(1,873,659)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,343,223	$6,322,372
Class B	357,858	525,474
Class C	769,219	1,551,167
Class I	2,945,220	2,903,262
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	799,592	1,138,551
Class B	45,498	87,432
Class C	225,917	309,152
Class I	96,195	4,226
Cost of shares redeemed
Class A	(6,711,068)	(10,360,470)
Class B	(464,785)	(500,694)
Class C	(1,593,437)	(1,978,212)
Class I	(963,098)	(1,127,669)
Net asset value of shares exchanged
Class A	466,139	485,346
Class B	(466,139)	(485,346)
Net decrease in net assets from Fund share transactions	$(1,149,666)	$(1,125,409)

Net increase in net assets	$35,835	$317,401

Net Assets
At beginning of year	$36,591,933	$36,274,532
At end of year	$36,627,768	$36,591,933

Accumulated net investment loss included in net assets
At end of year	$(107,918)	$—

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$14.770	$14.210		$12.000	$11.400	$16.050

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.021)	$(0.023	)(2)	$(0.043)	$0.022	$(0.003)
Net realized and unrealized gain (loss)	1.100	1.298		2.253	0.578	(3.146)

Total income (loss) from operations	$1.079	$1.275		$2.210	$0.600	$(3.149)

Less Distributions
From net realized gain	$(0.529)	$(0.715)		$—	$—	$(1.501)

Total distributions	$(0.529)	$(0.715)		$—	$—	$(1.501)

Net asset value — End of year	$15.320	$14.770		$14.210	$12.000	$11.400

Total Return(3)	7.51%	8.94%		18.42%	5.36%	(21.61)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,824	$24,119		$25,448	$21,727	$17,628
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45%	1.59%		1.65%	1.65%	1.65%
Net investment income (loss)	(0.14)%	(0.15	)%(2)	(0.32)%	0.21%	(0.02)%
Portfolio Turnover of the Portfolio	55%	66%		51%	66%	103%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.024 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.55%, 0.46%, 0.37%, 0.55% and 0.32% of average daily net assets for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Financial Highlights — continued

	Class B
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$13.580	$13.210		$11.240	$10.750	$15.330

Income (Loss) From Operations
Net investment loss(1)	$(0.121)	$(0.124	)(2)	$(0.132)	$(0.049)	$(0.102)
Net realized and unrealized gain (loss)	1.000	1.209		2.102	0.539	(2.977)

Total income (loss) from operations	$0.879	$1.085		$1.970	$0.490	$(3.079)

Less Distributions
From net realized gain	$(0.529)	$(0.715)		$—	$—	$(1.501)

Total distributions	$(0.529)	$(0.715)		$—	$—	$(1.501)

Net asset value — End of year	$13.930	$13.580		$13.210	$11.240	$10.750

Total Return(3)	6.67%	8.14%		17.53%	4.56%	(22.15)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,286	$1,768		$2,071	$2,638	$3,538
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20%	2.35%		2.40%	2.40%	2.40%
Net investment loss	(0.88)%	(0.90	)%(2)	(1.06)%	(0.51)%	(0.79)%
Portfolio Turnover of the Portfolio	55%	66%		51%	66%	103%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.06)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.55%, 0.46%, 0.37%, 0.55% and 0.32% of average daily net assets for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$13.590	$13.220		$11.250	$10.760	$15.350

Income (Loss) From Operations
Net investment loss(1)	$(0.122)	$(0.123	)(2)	$(0.133)	$(0.053)	$(0.100)
Net realized and unrealized gain (loss)	1.001	1.208		2.103	0.543	(2.989)

Total income (loss) from operations	$0.879	$1.085		$1.970	$0.490	$(3.089)

Less Distributions
From net realized gain	$(0.529)	$(0.715)		$—	$—	$(1.501)

Total distributions	$(0.529)	$(0.715)		$—	$—	$(1.501)

Net asset value — End of year	$13.940	$13.590		$13.220	$11.250	$10.760

Total Return(3)	6.67%	8.14%		17.51%	4.55%	(22.19)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,944	$7,351		$7,312	$6,317	$5,336
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20%	2.34%		2.40%	2.40%	2.40%
Net investment loss	(0.89)%	(0.90	)%(2)	(1.06)%	(0.54)%	(0.78)%
Portfolio Turnover of the Portfolio	55%	66%		51%	66%	103%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share includes special dividends allocated from the Portfolio which amounted to $0.021 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

The administrator subsidized certain operating expenses (equal to 0.55%, 0.46%, 0.37%, 0.55% and 0.32% of average daily net assets for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2009(1)
	2012	2011		2010
Net asset value — Beginning of period	$14.850	$14.250		$12.000	$12.330

Income (Loss) From Operations
Net investment income (loss)(2)	$0.014	$0.008	(3)	$(0.011)	$(0.001)
Net realized and unrealized gain (loss)	1.105	1.307		2.261	(0.329)

Total income (loss) from operations	$1.119	$1.315		$2.250	$(0.330)

Less Distributions
From net realized gain	$(0.529)	$(0.715)		$—	$—

Total distributions	$(0.529)	$(0.715)		$—	$—

Net asset value — End of period	$15.440	$14.850		$14.250	$12.000

Total Return(4)	7.75%	9.20%		18.75%	(2.68	)%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,573	$3,354		$1,444	$897
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.20%	1.34%		1.40%	1.40	%(9)
Net investment income (loss)	0.10%	0.05	%(3)	(0.08)%	(0.07	)%(9)
Portfolio Turnover of the Portfolio	55%	66%		51%	66	%(5)(10)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share includes special dividends allocated from the Portfolio which amounted to $0.022 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.09)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

The administrator subsidized certain operating expenses (equal to 0.55%, 0.46%, 0.37% and 0.58% of average daily net assets for the years ended October 31, 2012, 2011 and 2010 and the period ended October 31, 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning on January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (52.4% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund had a net investment loss of $107,918 incurred after December 31, 2011. This net loss is treated as arising on the first day of the Fund’s taxable year ending October 31, 2013.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Long-term capital gains	$1,343,650	$1,873,659

During the year ended October 31, 2012, accumulated net investment loss was increased by $414 and accumulated net realized gain was increased by $414 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$2,454,238
Late year ordinary losses	$(107,918)
Net unrealized appreciation	$9,076,116

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $54,723. EVM (and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), prior to the termination of the sub-advisory agreement effective March 19, 2012) has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.45%, 2.20%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM and Fox were allocated $200,130 in total of the Fund’s operating expenses for the year ended October 31, 2012. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $2,804 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,252 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $58,455 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2012, the Fund paid or accrued to EVD $12,140 and $55,033 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $68,000 and $638,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $4,047 and $18,344 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $20, $500 and $300 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $6,095,551 and $7,401,466, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	218,859	423,467
Issued to shareholders electing to receive payments of distributions in Fund shares	55,220	76,515
Redemptions	(447,881)	(690,343)
Exchange from Class B shares	30,965	32,662

Net decrease	(142,837)	(157,699)

16

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class B	2012	2011

Sales	26,736	38,421
Issued to shareholders electing to receive payments of distributions in Fund shares	3,433	6,349
Redemptions	(34,134)	(35,965)
Exchange to Class A shares	(33,913)	(35,396)

Net decrease	(37,878)	(26,591)

	Year Ended October 31,
Class C	2012	2011

Sales	55,790	111,470
Issued to shareholders electing to receive payments of distributions in Fund shares	17,025	22,435
Redemptions	(115,640)	(145,996)

Net decrease	(42,825)	(12,091)

	Year Ended October 31,
Class I	2012	2011

Sales	192,760	203,245
Issued to shareholders electing to receive payments of distributions in Fund shares	6,602	283
Redemptions	(64,388)	(78,984)

Net increase	134,974	124,544

17

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

18

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gain dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $4,854,728 or, if subsequently determined to be different, the net capital gain of such year.

19

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Portfolio of Investments

Common Stocks — 95.4%

Security	Shares	Value

Auto Components — 1.0%
Dana Holding Corp.	53,354	$702,139

		$702,139

Building Products — 4.3%
A.O. Smith Corp.	49,350	$2,998,999

		$2,998,999

Capital Markets — 1.6%
Stifel Financial Corp.(1)	34,763	$1,101,987

		$1,101,987

Chemicals — 5.0%
Calgon Carbon Corp.(1)	51,196	$634,318
Innophos Holdings, Inc.	31,154	1,484,488
RPM International, Inc.	52,000	1,386,320

		$3,505,126

Commercial Banks — 12.8%
First Midwest Bancorp, Inc.	54,514	$674,338
MB Financial, Inc.	76,841	1,556,799
National Penn Bancshares, Inc.	230,500	2,058,365
Prosperity Bancshares, Inc.	38,800	1,624,168
Trustmark Corp.	51,624	1,211,615
Umpqua Holdings Corp.	153,200	1,852,188

		$8,977,473

Communications Equipment — 2.8%
NETGEAR, Inc.(1)	56,200	$1,995,662

		$1,995,662

Construction & Engineering — 2.9%
EMCOR Group, Inc.	31,051	$998,600
MasTec, Inc.(1)	45,992	1,037,580

		$2,036,180

Containers & Packaging — 2.8%
AptarGroup, Inc.	37,800	$1,938,384

		$1,938,384

Security	Shares	Value

Electric Utilities — 7.3%
Cleco Corp.	69,200	$2,985,980
Portland General Electric Co.	79,200	2,170,080

		$5,156,060

Electrical Equipment — 0.5%
General Cable Corp.(1)	13,422	$382,930

		$382,930

Electronic Equipment, Instruments & Components — 0.5%
Itron, Inc.(1)	7,935	$325,811

		$325,811

Energy Equipment & Services — 2.7%
Hornbeck Offshore Services, Inc.(1)	38,004	$1,316,458
Oil States International, Inc.(1)	7,698	562,724

		$1,879,182

Food Products — 4.9%
Darling International, Inc.(1)	44,462	$734,957
J & J Snack Foods Corp.	12,336	706,483
Lancaster Colony Corp.	27,900	2,030,562

		$3,472,002

Health Care Equipment & Supplies — 4.1%
Teleflex, Inc.	17,200	$1,168,740
West Pharmaceutical Services, Inc.	32,100	1,729,227

		$2,897,967

Health Care Providers & Services — 2.0%
Magellan Health Services, Inc.(1)	28,126	$1,410,519

		$1,410,519

Insurance — 7.9%
Aspen Insurance Holdings, Ltd.	47,300	$1,530,155
National Financial Partners Corp.(1)	22,542	413,646
ProAssurance Corp.	13,855	1,238,637
Protective Life Corp.	49,989	1,364,700
Tower Group, Inc.	53,633	966,466

		$5,513,604

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 3.1%
MAXIMUS, Inc.	39,000	$2,152,020

		$2,152,020

Machinery — 4.3%
Barnes Group, Inc.	77,400	$1,770,912
Crane Co.	22,180	931,116
EnPro Industries, Inc.(1)	8,949	327,176

		$3,029,204

Media — 1.7%
Madison Square Garden Co. (The)(1)	28,700	$1,181,292

		$1,181,292

Oil, Gas & Consumable Fuels — 2.9%
Stone Energy Corp.(1)	43,822	$1,033,761
VAALCO Energy, Inc.(1)	122,682	1,002,312

		$2,036,073

Professional Services — 1.2%
Towers Watson & Co., Class A	15,515	$833,311

		$833,311

Road & Rail — 4.7%
Genesee & Wyoming, Inc., Class A(1)	23,723	$1,719,206
Old Dominion Freight Line, Inc.(1)	46,896	1,572,892

		$3,292,098

Semiconductors & Semiconductor Equipment — 0.9%
OmniVision Technologies, Inc.(1)	44,254	$632,832

		$632,832

Software — 4.2%
Ebix, Inc.	30,953	$674,466
JDA Software Group, Inc.(1)	58,900	2,246,446

		$2,920,912

Specialty Retail — 4.8%
Aeropostale, Inc.(1)	66,406	$793,552
Children’s Place Retail Stores, Inc. (The)(1)	26,084	1,524,088
Finish Line, Inc. (The), Class A	50,500	1,050,652

		$3,368,292

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 3.5%
Hanesbrands, Inc.(1)	43,000	$1,439,210
Iconix Brand Group, Inc.(1)	53,945	998,522

		$2,437,732

Thrifts & Mortgage Finance — 1.0%
Washington Federal, Inc.	40,300	$676,234

		$676,234

Total Common Stocks (identified cost $48,374,516)		$66,854,025

Short-Term Investments — 4.7%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/12	$3,254	$3,254,174

Total Short-Term Investments (identified cost $3,254,174)		$3,254,174

Total Investments — 100.1% (identified cost $51,628,690)		$70,108,199

Other Assets, Less Liabilities — (0.1)%		$(54,865)

Net Assets — 100.0%		$70,053,334

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

21	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investments, at value (identified cost, $51,628,690)	$70,108,199
Dividends and interest receivable	39,020
Total assets	$70,147,219

Liabilities
Payable to affiliates:
Investment adviser fee	$59,269
Trustees’ fees	268
Accrued expenses	34,348
Total liabilities	$93,885
Net Assets applicable to investors’ interest in Portfolio	$70,053,334

Sources of Net Assets
Investors’ capital	$51,573,825
Net unrealized appreciation	18,479,509
Total	$70,053,334

22	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $429)	$943,406
Interest	184
Total investment income	$943,590

Expenses
Investment adviser fee	$718,910
Trustees’ fees and expenses	3,363
Custodian fee	55,098
Legal and accounting services	31,993
Miscellaneous	4,917
Total expenses	$814,281
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$814,280

Net investment income	$129,310

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,981,323
Net realized gain	$4,981,323
Change in unrealized appreciation (depreciation) —
Investments	$216,959
Net change in unrealized appreciation (depreciation)	$216,959

Net realized and unrealized gain	$5,198,282

Net increase in net assets from operations	$5,327,592

23	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$129,310	$254,980
Net realized gain from investment transactions	4,981,323	2,534,917
Net change in unrealized appreciation (depreciation) from investments	216,959	3,896,518
Net increase in net assets from operations	$5,327,592	$6,686,415
Capital transactions —
Contributions	$6,097,420	$12,264,195
Withdrawals	(15,044,707)	(17,744,784)
Net decrease in net assets from capital transactions	$(8,947,287)	$(5,480,589)

Net increase (decrease) in net assets	$(3,619,695)	$1,205,826

Net Assets
At beginning of year	$73,673,029	$72,467,203
At end of year	$70,053,334	$73,673,029

24	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011		2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.13%	1.11%		1.13%	1.14%	1.12%
Net investment income	0.18%	0.33	%(2)	0.20%	0.73%	0.51%
Portfolio Turnover	55%	66%		51%	66%	103%

Total Return	7.86%	9.46%		18.99%	5.89%	(21.19)%

Net assets, end of year (000’s omitted)	$70,053	$73,673		$72,467	$67,629	$61,778

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.16% of average daily net assets.

25	See Notes to Financial Statements.

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 52.4% and 47.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

26

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Notes to Financial Statements — continued

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to March 19, 2012, BMR delegated the investment management of the Portfolio to Fox Asset Management LLC (Fox), an affiliate of EVM, and paid Fox a portion of its advisory fee for sub-advisory services provided to the Portfolio. Effective March 19, 2012, the portfolio managers of the Portfolio became dual employees of BMR and Fox and the sub-advisory agreement was terminated. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $718,910 or 1.00% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $38,281,880 and $47,643,118, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$51,789,057

Gross unrealized appreciation	$18,609,755
Gross unrealized depreciation	(290,613)

Net unrealized appreciation	$18,319,142

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

27

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$66,854,025	*	$—	$—	$66,854,025

Short-Term Investments	—		3,254,174	—	3,254,174

Total Investments	$66,854,025		$3,254,174	$—	$70,108,199

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Tax-Managed Small-Cap Value Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

29

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Of the Trust since 2011 and of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

31

Eaton Vance

Tax-Managed Small-Cap Value Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1300-12/12 TMSCVSRC

Eaton Vance Tax-Managed Value Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Tax-Managed Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 30

Federal Tax Information	18

Management and Organization	31

Important Notices	34

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The S&P 500 Index2 was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, the Long-Term Refinancing Operation announced by the European Central Bank, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived, instigated by renewed concerns in Europe, slowing growth in China and political uncertainty in the United States with the upcoming presidential election.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in mid-September 2012. Second, investors were hunting for yield in a historically low interest-rate environment, and many were driven to stocks that offered higher yields than bonds.

Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Europe’s ongoing debt crisis led investors to move money out of European stocks and bonds. With emerging markets in Asia largely leveraged to the Chinese economy, the slowdown in Chinese growth made markets throughout Asia appear less attractive. Amid this global economic turmoil, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, U.S. stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the economy rushing headlong toward a self-imposed fiscal cliff.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Tax-Managed Value Fund (the Fund) had a total return of 15.14% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 1000 Value Index (the Index), returned 16.89% for the period. The Fund underperformed the benchmark primarily due to sector and industry allocation. Stock selection overall contributed to the Fund’s relative performance versus the Index, partially offsetting the loss generated from allocation decisions. Despite trailing the Index, the Fund achieved positive absolute returns in all 10 economic sectors in which it was invested. The Index recorded positive absolute returns in nine of those 10 sectors.

On a sector basis, the biggest detractor from relative Fund performance versus the Index was financials. Stock selection in the consumer finance industry was a notable drag on results versus the Index, along with stock selection and an underweight in diversified financial services. In consumer finance, the Fund’s lack of exposure to a major credit card company hurt results versus the Index, as the stock outperformed. In the energy sector, stock selection hurt the Fund’s relative results versus the Index. Among individual energy stocks, a major coal producer held in the Fund was a poor performer after coal prices fell due to price competition from plentiful natural gas supplies. The materials sector was also a drag on the Fund’s relative performance versus the Index. In particular, an overweight in the underperforming metals and mining industry detracted from Fund performance versus the Index, although stock selection partially offset the negative impact.

In terms of contributors to performance versus the Index, stock selection made information technology (IT) the Fund’s top-performing sector relative to the Index. The Fund benefited from management’s early recognition of the trend toward mobile communications and tablet computers, as this segment continued its rapid growth during the 12-month period. A major supplier of smart phones and tablet computers was one of the Fund’s holdings contributing the most to performance. In addition, the Fund’s avoidance of the communications equipment and semiconductors & semiconductor equipment industries, both underperformers, contributed to Fund performance versus the Index in the IT sector. The health care sector also boosted the Fund’s relative results versus the Index, particularly the Fund’s overweight in the biotechnology industry, which outperformed during the period. Two leading biopharmaceutical companies were among the contributors to Fund performance. In the utilities sector, stock selection contributed to the Fund’s relative performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Performance2,3

Portfolio Managers Michael R. Mach, CFA, Matthew F. Beaudry, CMFC, CIMA, John D. Crowley and Stephen J. Kaszynski, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	12/27/1999	15.14%	–2.10%	6.53%	—
Class A with 5.75% Maximum Sales Charge	—	8.54	–3.26	5.89	—
Class C at NAV	01/24/2000	14.23	–2.85	5.72	—
Class C with 1% Maximum Sales Charge	—	13.23	–2.85	5.72	—
Class I at NAV	11/30/2007	15.41	—	—	–1.16%
Russell 1000 Value Index	—	16.89%	–1.00%	7.34%	—

% After-Tax Returns with Maximum Sales Charge	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A After Taxes on Distributions	12/27/1999	8.29%	–3.42%	5.75%	—
Class A After Taxes on Distributions and Sale of Fund Shares	—	5.81	–2.76	5.15	—
Class C After Taxes on Distributions	01/24/2000	13.11	–2.90	5.68	—
Class C After Taxes on Distributions and Sale of Fund Shares	—	8.73	–2.41	5.01	—
Class I After Taxes on Distributions	11/30/2007	15.10	—	—	–1.37%
Class I After Taxes on Distributions and Sale of Fund Shares	—	10.35	—	—	–1.01

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.17%	1.92%	0.92%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2002	$17,451	N.A.
Class I	$250,000	11/30/2007	$236,000	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	3.0%
Exxon Mobil Corp.	3.0
General Electric Co.	3.0
Wells Fargo & Co.	3.0
Merck & Co., Inc.	3.0
Pfizer, Inc.	2.9
Chevron Corp.	2.9
Apple, Inc.	2.7
Walt Disney Co. (The)	2.4
CVS Caremark Corp.	2.4

Total	28.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Tax code provisions applicable to tax-favored dividends are effective for distributions paid on or before December 31, 2012. Thereafter, dividends will be taxable as ordinary income unless further legislative action is taken.

5

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,040.00	$6.15	1.20%
Class C	$1,000.00	$1,035.40	$9.93	1.94%
Class I	$1,000.00	$1,041.20	$4.93	0.96%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.09	1.20%
Class C	$1,000.00	$1,015.40	$9.83	1.94%
Class I	$1,000.00	$1,020.30	$4.88	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Tax-Managed Value Portfolio, at value (identified cost, $475,999,294)	$752,485,155
Receivable for Fund shares sold	596,200
Total assets	$753,081,355

Liabilities
Payable for Fund shares redeemed	$10,619,508
Payable to affiliates:
Distribution and service fees	204,059
Administration fee	98,232
Trustees’ fees	42
Accrued expenses	212,851
Total liabilities	$11,134,692
Net Assets	$741,946,663

Sources of Net Assets
Paid-in capital	$457,594,042
Accumulated net realized loss from Portfolio	(3,107,432)
Accumulated undistributed net investment income	10,974,192
Net unrealized appreciation from Portfolio	276,485,861
Total	$741,946,663

Class A Shares
Net Assets	$394,414,140
Shares Outstanding	21,371,459
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.46
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.59

Class C Shares
Net Assets	$133,613,674
Shares Outstanding	7,492,105
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$17.83

Class I Shares
Net Assets	$213,918,849
Shares Outstanding	11,594,120
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.45

On sales of $50,000 or more, the offering price of Class A shares is reduced.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $100,886)	$29,511,963
Interest allocated from Portfolio	18,279
Securities lending income allocated from Portfolio, net	57,287
Expenses allocated from Portfolio	(7,484,151)
Total investment income from Portfolio	$22,103,378

Expenses
Administration fee	$1,678,178
Distribution and service fees
Class A	1,430,611
Class C	1,363,104
Trustees’ fees and expenses	500
Custodian fee	37,435
Transfer and dividend disbursing agent fees	1,141,545
Legal and accounting services	34,337
Printing and postage	182,193
Registration fees	61,411
Miscellaneous	27,450
Total expenses	$5,956,764

Net investment income	$16,146,614

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$239,765,541 (1)
Foreign currency transactions	57,471
Net realized gain	$239,823,012
Change in unrealized appreciation (depreciation) —
Investments	$(115,060,325)
Foreign currency	(129,456)
Net change in unrealized appreciation (depreciation)	$(115,189,781)

Net realized and unrealized gain	$124,633,231

Net increase in net assets from operations	$140,779,845

(1)	Includes $2,657,361 of net realized gains from redemptions in-kind.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$16,146,614	$20,988,471
Net realized gain from investment and foreign currency transactions	239,823,012 (1)	81,720,561
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(115,189,781)	(48,215,718)
Net increase in net assets from operations	$140,779,845	$54,493,314
Distributions to shareholders —
From net investment income
Class A	$(10,019,454)	$(6,337,673)
Class B	—	(167,178)
Class C	(951,362)	(8,609)
Class I	(9,040,914)	(9,155,770)
Total distributions to shareholders	$(20,011,730)	$(15,669,230)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$64,479,822	$210,694,267
Class B	—	378,795
Class C	2,745,894	4,046,679
Class I	100,271,603	272,228,474
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,390,668	4,488,669
Class B	—	129,973
Class C	730,848	6,307
Class I	8,541,655	7,488,904
Cost of shares redeemed
Class A	(448,012,976)	(346,334,306)
Class B	—	(4,046,008)
Class C	(26,663,286)	(41,152,994)
Class I	(421,813,193)	(640,774,950)
Net asset value of shares exchanged
Class A	—	7,933,250
Class B	—	(7,933,250)
Net asset value of shares merged*
Class A	—	20,114,247
Class B	—	(20,114,247)
Contingent deferred sales charges
Class B	—	20,482
Net decrease in net assets from Fund share transactions	$(712,328,965)	$(532,825,708)

Net decrease in net assets	$(591,560,850)	$(494,001,624)

Net Assets
At beginning of year	$1,333,507,513	$1,827,509,137
At end of year	$741,946,663	$1,333,507,513

Accumulated undistributed net investment income included in net assets
At end of year	$10,974,192	$15,108,118

(1)	Includes $2,657,361 of net realized gains from redemptions in-kind.

*	At the close of business on June 24, 2011, Class B shares of the Fund merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Financial Highlights

	Class A
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$16.280	$15.910	$14.760	$14.400	$21.750

Income (Loss) From Operations
Net investment income(1)	$0.246	$0.193	$0.137	$0.192	$0.229
Net realized and unrealized gain (loss)	2.179	0.306	1.190	0.356	(7.386)

Total income (loss) from operations	$2.425	$0.499	$1.327	$0.548	$(7.157)

Less Distributions
From net investment income	$(0.245)	$(0.129)	$(0.177)	$(0.188)	$(0.193)

Total distributions	$(0.245)	$(0.129)	$(0.177)	$(0.188)	$(0.193)

Net asset value — End of year	$18.460	$16.280	$15.910	$14.760	$14.400

Total Return(2)	15.14%	3.11%	9.00%	4.01%	(33.19)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$394,414	$702,929	$785,050	$745,816	$710,258
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.20%	1.17%	1.16%	1.19%	1.16%
Net investment income	1.43%	1.16%	0.88%	1.46%	1.20%
Portfolio Turnover of the Portfolio	38%	40%	35%	82%	84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$15.720	$15.370	$14.260	$13.870	$20.960

Income (Loss) From Operations
Net investment income(1)	$0.109	$0.067	$0.020	$0.099	$0.087
Net realized and unrealized gain (loss)	2.112	0.284	1.158	0.337	(7.143)

Total income (loss) from operations	$2.221	$0.351	$1.178	$0.436	$(7.056)

Less Distributions
From net investment income	$(0.111)	$(0.001)	$(0.068)	$(0.046)	$(0.034)

Total distributions	$(0.111)	$(0.001)	$(0.068)	$(0.046)	$(0.034)

Net asset value — End of year	$17.830	$15.720	$15.370	$14.260	$13.870

Total Return(2)	14.23%	2.28%	8.27%	3.19%	(33.72)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$133,614	$139,686	$171,693	$186,734	$218,320
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.95%	1.92%	1.91%	1.94%	1.91%
Net investment income	0.65%	0.41%	0.13%	0.78%	0.47%
Portfolio Turnover of the Portfolio	38%	40%	35%	82%	84%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$16.280	$15.910	$14.750	$14.410	$20.970

Income (Loss) From Operations
Net investment income(2)	$0.295	$0.234	$0.173	$0.205	$0.224
Net realized and unrealized gain (loss)	2.167	0.305	1.198	0.366	(6.551)

Total income (loss) from operations	$2.462	$0.539	$1.371	$0.571	$(6.327)

Less Distributions
From net investment income	$(0.292)	$(0.169)	$(0.211)	$(0.231)	$(0.233)

Total distributions	$(0.292)	$(0.169)	$(0.211)	$(0.231)	$(0.233)

Net asset value — End of period	$18.450	$16.280	$15.910	$14.750	$14.410

Total Return(3)	15.41%	3.36%	9.31%	4.22%	(30.53	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,919	$490,893	$840,923	$538,097	$174,464
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.96%	0.92%	0.91%	0.94%	0.91	%(7)
Net investment income	1.73%	1.39%	1.11%	1.53%	1.36	%(7)
Portfolio Turnover of the Portfolio	38%	40%	35%	82%	84	%(8)

(1)	For the period from the start of business, November 30, 2007, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s fiscal year ended October 31, 2008.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (88.0% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $135,193 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $236,724,004 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

13

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$20,011,730	$15,669,230

During the year ended October 31, 2012, accumulated net realized loss was increased by $2,388,551, accumulated undistributed net investment income was decreased by $268,810 and paid-in capital was increased by $2,657,361 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), redemptions in-kind and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$10,973,658
Capital loss carryforward	$(135,193)
Net unrealized appreciation	$273,514,156

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $1,678,178. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $39,982 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,504 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $1,430,611 for Class A shares.

14

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2012, the Fund paid or accrued to EVD $1,022,328 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,543,000.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $340,776 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $2,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $23,807,592 and $754,821,023, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. The Fund began participating in the ReFlow liquidity program on October 23, 2012. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2012	2011

Sales	3,764,949	12,838,222
Issued to shareholders electing to receive payments of distributions in Fund shares	464,238	266,074
Redemptions	(26,037,356)	(20,933,144)
Exchange from Class B shares	—	468,212
Merger from Class B shares	—	1,203,161

Net decrease	(21,808,169)	(6,157,475)

15

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Notes to Financial Statements — continued

Class B		Year Ended October 31, 2011(1)

Sales		23,398
Issued to shareholders electing to receive payments of distributions in Fund shares		8,088
Redemptions		(249,386)
Exchange to Class A shares		(491,800)
Merger to Class A shares		(1,263,212)

Net decrease		(1,972,912)

	Year Ended October 31,
Class C	2012	2011

Sales	166,263	249,167
Issued to shareholders electing to receive payments of distributions in Fund shares	47,212	385
Redemptions	(1,606,869)	(2,537,836)

Net decrease	(1,393,394)	(2,288,284)

	Year Ended October 31,
Class I	2012	2011

Sales	5,908,547	16,185,560
Issued to shareholders electing to receive payments of distributions in Fund shares	537,887	444,709
Redemptions	(25,005,372)	(39,327,405)

Net decrease	(18,558,938)	(22,697,136)

(1)

The Fund previously offered Class B Shares. Such offering was discontinued during the year ended October 31, 2011. At the close of business on June 24, 2011, Class B shares of the Fund merged into Class A shares.

16

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

17

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $28,487,462, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

18

Tax-Managed Value Portfolio

October 31, 2012

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Aerospace & Defense — 3.7%
Boeing Co. (The)	120,000	$8,452,800
General Dynamics Corp.	73,500	5,003,880
Honeywell International, Inc.	145,000	8,879,800
United Technologies Corp.	123,100	9,621,496

		$31,957,976

Biotechnology — 1.8%
Celgene Corp.(1)	78,192	$5,733,037
Gilead Sciences, Inc.(1)	150,000	10,074,000

		$15,807,037

Capital Markets — 2.4%
Ameriprise Financial, Inc.	90,000	$5,253,300
Goldman Sachs Group, Inc. (The)	72,400	8,861,036
State Street Corp.	135,000	6,016,950

		$20,131,286

Chemicals — 1.4%
Air Products and Chemicals, Inc.	60,000	$4,651,800
LyondellBasell Industries NV, Class A	130,000	6,940,700

		$11,592,500

Commercial Banks — 7.6%
Fifth Third Bancorp	350,000	$5,085,500
KeyCorp	735,000	6,188,700
PNC Financial Services Group, Inc.	193,900	11,283,041
Regions Financial Corp.	1,125,000	7,335,000
U.S. Bancorp	290,000	9,630,900
Wells Fargo & Co.	755,000	25,435,950

		$64,959,091

Commercial Services & Supplies — 0.5%
ADT Corp. (The)(1)	45,000	$1,867,950
Tyco International, Ltd.	90,000	2,418,300

		$4,286,250

Computers & Peripherals — 2.7%
Apple, Inc.	39,500	$23,506,450

		$23,506,450

Security	Shares	Value

Consumer Finance — 2.3%
American Express Co.	347,600	$19,455,172

		$19,455,172

Diversified Financial Services — 4.1%
Citigroup, Inc.	250,000	$9,347,500
JPMorgan Chase & Co.	623,000	25,966,640

		$35,314,140

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	350,000	$12,106,500
CenturyLink, Inc.	160,000	6,140,800

		$18,247,300

Electric Utilities — 2.5%
American Electric Power Co., Inc.	225,000	$9,999,000
NextEra Energy, Inc.	165,000	11,559,900

		$21,558,900

Energy Equipment & Services — 2.1%
National Oilwell Varco, Inc.	150,000	$11,055,000
Schlumberger, Ltd.	97,900	6,806,987

		$17,861,987

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	440,000	$20,416,000

		$20,416,000

Food Products — 3.5%
Kraft Foods Group, Inc.(1)	108,333	$4,926,985
Mondelez International, Inc., Class A	325,000	8,625,500
Nestle SA	145,000	9,205,785
Unilever NV - NY Shares	200,000	7,338,000

		$30,096,270

Health Care Equipment & Supplies — 1.1%
Covidien PLC	175,000	$9,616,250

		$9,616,250

Health Care Providers & Services — 2.0%
UnitedHealth Group, Inc.	300,000	$16,800,000

		$16,800,000

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 3.0%
General Electric Co.	1,215,000	$25,587,900

		$25,587,900

Insurance — 5.7%
ACE, Ltd.	110,000	$8,651,500
MetLife, Inc.	256,200	9,092,538
Prudential Financial, Inc.	144,600	8,249,430
Travelers Companies, Inc. (The)	195,000	13,833,300
XL Group PLC	375,000	9,277,500

		$49,104,268

Internet Software & Services — 0.8%
Google, Inc., Class A(1)	10,000	$6,797,700

		$6,797,700

IT Services — 1.9%
International Business Machines Corp.	85,000	$16,535,050

		$16,535,050

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc.	105,000	$6,411,300

		$6,411,300

Machinery — 1.0%
Eaton Corp.(2)	175,000	$8,263,500

		$8,263,500

Media — 4.4%
Comcast Corp., Class A	300,000	$11,253,000
Time Warner, Inc.	135,000	5,865,750
Walt Disney Co. (The)	420,000	20,609,400

		$37,728,150

Metals & Mining — 1.7%
BHP Billiton, Ltd. ADR(2)	100,000	$7,074,000
Freeport-McMoRan Copper & Gold, Inc.	200,000	7,776,000

		$14,850,000

Multi-Utilities — 3.1%
National Grid PLC	890,000	$10,150,046
PG&E Corp.	25,000	1,063,000
Sempra Energy	225,000	15,693,750

		$26,906,796

Security	Shares	Value

Multiline Retail — 2.1%
Macy’s, Inc.	200,000	$7,614,000
Target Corp.	160,000	10,200,000

		$17,814,000

Oil, Gas & Consumable Fuels — 14.5%
Apache Corp.	69,300	$5,734,575
Chevron Corp.	227,000	25,017,670
ConocoPhillips	292,500	16,921,125
EOG Resources, Inc.	50,000	5,824,500
Exxon Mobil Corp.	283,000	25,801,110
Marathon Petroleum Corp.	115,000	6,316,950
Occidental Petroleum Corp.	250,000	19,740,000
Peabody Energy Corp.	200,000	5,580,000
Phillips 66	275,000	12,969,000

		$123,904,930

Pharmaceuticals — 7.5%
Johnson & Johnson	190,000	$13,455,800
Merck & Co., Inc.	555,000	25,324,650
Pfizer, Inc.	1,010,000	25,118,700

		$63,899,150

Real Estate Investment Trusts (REITs) — 3.4%
AvalonBay Communities, Inc.	70,000	$9,489,200
Boston Properties, Inc.	95,000	10,098,500
Simon Property Group, Inc.	60,000	9,132,600

		$28,720,300

Road & Rail — 1.8%
Union Pacific Corp.	125,000	$15,378,750

		$15,378,750

Software — 2.2%
Microsoft Corp.	465,100	$13,271,629
Oracle Corp.	170,000	5,278,500

		$18,550,129

Tobacco — 1.3%
Philip Morris International, Inc.	125,000	$11,070,000

		$11,070,000

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Wireless Telecommunication Services — 1.4%
Rogers Communications, Inc., Class B	125,000	$5,490,000
Vodafone Group PLC ADR	225,000	6,124,500

		$11,614,500

Total Common Stocks (identified cost $542,768,144)		$844,743,032

Short-Term Investments — 2.0%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.11%(3)(4)	$15,016	$15,016,250
Eaton Vance Cash Reserves Fund, LLC, 0.12%(4)	1,703	1,702,780

Total Short-Term Investments (identified cost $16,719,030)		$16,719,030

Total Investments — 100.8% (identified cost $559,487,174)		$861,462,062

Other Assets, Less Liabilities — (0.8)%		$(6,466,930)

Net Assets — 100.0%		$854,995,132

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2012.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2012. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

21	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value including $15,054,180 of securities on loan (identified cost, $542,768,144)	$844,743,032
Affiliated investments, at value (identified cost, $16,719,030)	16,719,030
Dividends receivable	869,014
Interest receivable from affiliated investment	438
Receivable for investments sold	7,252,943
Securities lending income receivable	2,126
Tax reclaims receivable	1,004,919
Total assets	$870,591,502

Liabilities
Collateral for securities loaned	$15,016,250
Payable to affiliates:
Investment adviser fee	476,981
Trustees’ fees	3,510
Accrued expenses	99,629
Total liabilities	$15,596,370
Net Assets applicable to investors’ interest in Portfolio	$854,995,132

Sources of Net Assets
Investors’ capital	$552,883,740
Net unrealized appreciation	302,111,392
Total	$854,995,132

22	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $110,227)	$32,286,032
Securities lending income, net	62,784
Interest allocated from affiliated investment	20,101
Expenses allocated from affiliated investment	(2,903)
Total investment income	$32,366,014

Expenses
Investment adviser fee	$7,758,267
Trustees’ fees and expenses	49,365
Custodian fee	273,547
Legal and accounting services	88,754
Miscellaneous	30,031
Total expenses	$8,199,964
Deduct —
Reduction of custodian fee	$14
Total expense reductions	$14

Net expenses	$8,199,950

Net investment income	$24,166,064

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$258,950,756 (1)
Investment transactions allocated from affiliated investments	1,332
Foreign currency transactions	62,265
Net realized gain	$259,014,353
Change in unrealized appreciation (depreciation) —
Investments	$(121,030,186)
Foreign currency	(138,798)
Net change in unrealized appreciation (depreciation)	$(121,168,984)

Net realized and unrealized gain	$137,845,369

Net increase in net assets from operations	$162,011,433

(1)	Includes $2,904,269 of net realized gains from redemptions in-kind.

23	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$24,166,064	$31,403,107
Net realized gain from investment and foreign currency transactions	259,014,353 (1)	88,943,934
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(121,168,984)	(53,202,698)
Net increase in net assets from operations	$162,011,433	$67,144,343
Capital transactions —
Contributions	$23,807,592	$87,467,984
Withdrawals	(778,668,429)	(652,726,995)
Net decrease in net assets from capital transactions	$(754,860,837)	$(565,259,011)

Net decrease in net assets	$(592,849,404)	$(498,114,668)

Net Assets
At beginning of year	$1,447,844,536	$1,945,959,204
At end of year	$854,995,132	$1,447,844,536

(1)	Includes $2,904,269 of net realized gains from redemptions in-kind.

24	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67%	0.65%	0.65%	0.67%	0.66%
Net investment income	1.96%	1.67%	1.38%	1.96%	1.71%
Portfolio Turnover	38%	40%	35%	82%	84%

Total Return	15.74%	3.64%	9.55%	4.55%	(32.85)%

Net assets, end of year (000’s omitted)	$854,995	$1,447,845	$1,945,959	$1,649,326	$1,357,280

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Tax-Managed Value Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 88.0% and 12.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

26

Tax-Managed Value Portfolio

October 31, 2012

Notes to Financial Statements — continued

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% on net assets of $500 million but less than $1 billion, 0.60% on net assets of $1 billion but less than $2 billion, 0.575% on net assets of $2 billion but less than $5 billion and 0.555% on net assets of $5 billion and over, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $7,758,267 or 0.63% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $465,195,729 and $1,194,651,137, respectively, for the year ended October 31, 2012. Included in sales is $7,252,943 representing the value of securities delivered in payment of redemptions in-kind.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$563,565,429

Gross unrealized appreciation	$297,896,633
Gross unrealized depreciation	—

Net unrealized appreciation	$297,896,633

The net unrealized appreciation on foreign currency transactions at October 31, 2012 on a federal income tax basis was $136,504.

27

Tax-Managed Value Portfolio

October 31, 2012

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended October 31, 2012 amounted to $12,399. At October 31, 2012, the value of the securities loaned and the value of the collateral received amounted to $15,054,180 and $15,016,250, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Tax-Managed Value Portfolio

October 31, 2012

Notes to Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$55,542,150	$—		$—	$55,542,150
Consumer Staples	52,376,485	9,205,785		—	61,582,270
Energy	141,766,917	—		—	141,766,917
Financials	217,684,257	—		—	217,684,257
Health Care	112,533,737	—		—	112,533,737
Industrials	85,474,376	—		—	85,474,376
Information Technology	65,389,329	—		—	65,389,329
Materials	26,442,500	—		—	26,442,500
Telecommunication Services	29,861,800	—		—	29,861,800
Utilities	38,315,650	10,150,046		—	48,465,696

Total Common Stocks	$825,387,201	$19,355,831	*	$—	$844,743,032

Short-Term Investments	$—	$16,719,030		$—	$16,719,030

Total Investments	$825,387,201	$36,074,861		$—	$861,462,062

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2011 whose fair value was determined using Level 3 inputs. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Tax-Managed Value Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2012

30

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

32

Eaton Vance

Tax-Managed Value Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

501-12/12 TVSRC

Eaton Vance Floating-Rate Advantage Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Floating-Rate Advantage Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 49

Federal Tax Information	20

Management and Organization	50

Important Notices	53

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market generated solid results for the 12-month period ended October 31, 2012, as measured by the 8.48% return of the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the asset class. Returns of the Index reflected an increase in loan prices, plus investment income.

Throughout the past 12 months, the floating-rate market exhibited resilience amid low U.S. economic growth and uncertainty regarding U.S. fiscal policy. This resilience was due to favorable market technical and fundamental conditions. The net supply of floating-rate loans was moderate, as loan repayments by issuers helped offset new issue supply coming to market. At the same time, demand strengthened. Improved economic data and the U.S. Federal Reserve’s pledge to keep interest rates low appeared to have fueled investors’ appetite for higher-yielding alternatives to government bonds. Other investors turned to floating-rate loans for protection against potentially rising interest rates. In the institutional market, buying by pension funds, hedge funds, structured vehicles, and other institutional investors, such as value crossover strategies, also expanded as the period progressed. For the period overall, the modest growth in the overall supply of loans was easily absorbed due to widespread investor demand.

In terms of issuer fundamentals, improving corporate balance sheets and better-than-expected earnings growth also helped bolster loans. Furthermore, the default rate in the market remained well below longer-term averages, ending October 31, 2012 at 1.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary & Data (LCD).

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Floating-Rate Advantage Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 9.31%. By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), gained 8.48% during the period.

Contributing to relative performance versus the Index was the Fund’s use of leverage5 because it amplified the Fund’s positive performance. The Index does not use leverage.

Underweight exposures to utilities and telecommunications helped bolster relative results versus the Index, as these segments lagged the broad loan market.

The Fund’s underweight to the lower-quality segment of the market detracted from performance relative to the Index. Specifically, the Fund’s holdings were biased toward higher-quality BB- and B-rated8 loans. At the same time, the Fund had an underweight to CCC-rated loans. For the year, BB-rated loans in the Index returned 6.60%, B-rated loans in the Index gained 10.12% and CCC-rated loans in the Index rose 9.93%. Within the BB- and B-rated space, the Fund had a more pronounced overweight to the higher-rated BB-ratings tier, providing a further drag on relative results versus the Index.

In terms of industry allocation, underweight exposure to publishing and financial intermediaries — which outperformed the broad market — and overweight exposure to the leisure goods/activities/movies segment — which underperformed the broad market — also were a drag on performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Performance2,3

Portfolio Managers Scott H. Page, CFA and Craig P. Russ

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Advisers Class at NAV	03/15/2008	9.31%	—	—	7.86%
Class A at NAV	03/17/2008	9.31	—	—	7.86
Class A with 2.25% Maximum Sales Charge	—	6.81	—	—	7.34
Class B at NAV	08/04/1989	9.03	5.13%	5.26%	—
Class B with 3% Maximum Sales Charge	—	6.03	5.13	5.26	—
Class C at NAV	03/15/2008	8.80	—	—	7.34
Class C with 1% Maximum Sales Charge	—	7.80	—	—	7.34
Class I at NAV	03/15/2008	9.59	—	—	8.13
S&P/LSTA Leveraged Loan Index	03/15/2008	8.48%	—	—	7.37%

% Total Annual Operating Expense Ratios[4]	Advisers Class	Class A	Class B	Class C	Class I
Gross	1.49%	1.49%	1.84%	1.99%	1.24%
Net	1.10	1.10	1.45	1.60	0.85

% Total Leverage[5]
Borrowings					11.59%

Performance of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Advisers Class	$10,000	03/15/2008	$14,195	N.A.
Class A	$10,000	03/17/2008	$14,195	$13,876
Class B	$10,000	10/31/2002	$16,701	N.A.
Class C	$10,000	03/15/2008	$13,881	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com

3

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Fund Profile6

Top 10 Holdings (% of total investments)7

Intelsat Jackson Holdings Ltd.	1.2%
Alliance Boots Holdings Limited	1.1
Asurion LLC	1.1
Infor (US), Inc.	1.1
Hertz Corporation (The)	1.0
Rite Aid Corporation	1.0
SunGard Data Systems, Inc.	0.9
Ineos US Finance LLC	0.9
HCA, Inc.	0.9
NBTY, Inc.	0.8

Total	10.0%

Credit Quality (% of loan holdings)8

Top 10 Sectors (% of total investments)7

Health Care	13.0%
Business Equipment and Services	8.8
Electronics/Electrical	6.2
Automotive	4.5
Food Service	4.2
Telecommunications	4.1
Chemicals and Plastics	4.1
Leisure Goods/Activities/Movies	3.8
Publishing	3.7
Insurance	3.6

Total	56.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance for periods prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves, the Fund’s predecessor.

[4]	Total Annual Fund Operating Expense ratio is as stated in the Fund’s most recent prospectus. Net expense ratio excludes interest expense on borrowings.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings if Fund asset values decline.

[6]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[7]	Excludes cash and cash equivalents.
[8]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,038.40	$6.87	1.34%
Class A	$1,000.00	$1,038.40	$6.81	1.33%
Class B	$1,000.00	$1,036.60	$8.65	1.69%
Class C	$1,000.00	$1,035.90	$9.37	1.83%
Class I	$1,000.00	$1,039.80	$5.54	1.08%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.40	$6.80	1.34%
Class A	$1,000.00	$1,018.50	$6.75	1.33%
Class B	$1,000.00	$1,016.60	$8.57	1.69%
Class C	$1,000.00	$1,015.90	$9.27	1.83%
Class I	$1,000.00	$1,019.70	$5.48	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Senior Debt Portfolio, at value (identified cost, $3,120,473,163)	$3,141,559,797
Receivable for Fund shares sold	19,769,815
Total assets	$3,161,329,612

Liabilities
Payable for Fund shares redeemed	$5,977,443
Distributions payable	5,652,974
Payable to affiliates:
Distribution and service fees	702,524
Administration fee	257,623
Trustees’ fees	42
Accrued expenses	578,897
Total liabilities	$13,169,503
Net Assets	$3,148,160,109

Sources of Net Assets
Paid-in capital	$3,340,266,864
Accumulated net realized loss from Portfolio	(212,038,360)
Accumulated distributions in excess of net investment income	(1,155,029)
Net unrealized appreciation from Portfolio	21,086,634
Total	$3,148,160,109

Advisers Class Shares
Net Assets	$65,257,546
Shares Outstanding	5,899,657
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.06

Class A Shares
Net Assets	$959,178,549
Shares Outstanding	86,688,001
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.06
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$11.31

Class B Shares
Net Assets	$55,277,240
Shares Outstanding	4,985,047
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.09

Class C Shares
Net Assets	$748,842,813
Shares Outstanding	67,805,449
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.04

Class I Shares
Net Assets	$1,319,603,961
Shares Outstanding	119,265,734
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.06

On	sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest allocated from Portfolio	$142,165,949
Dividends allocated from Portfolio	2,774,040
Expenses allocated from Portfolio	(20,627,856)
Total investment income from Portfolio	$124,312,133

Expenses
Administration fee	$2,167,496
Distribution and service fees
Advisers Class	140,009
Class A	1,906,488
Class B	409,596
Class C	4,952,653
Trustees’ fees and expenses	500
Custodian fee	38,135
Transfer and dividend disbursing agent fees	1,725,998
Legal and accounting services	56,569
Printing and postage	271,464
Registration fees	146,715
Miscellaneous	21,823
Total expenses	$11,837,446

Net investment income	$112,474,687

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$5,758,802
Swap contracts	(277,590)
Foreign currency and forward foreign currency exchange contract transactions	7,169,589
Net realized gain	$12,650,801
Change in unrealized appreciation (depreciation) —
Investments	$64,716,371
Swap contracts	(251,871)
Foreign currency and forward foreign currency exchange contracts	(3,576,864)
Net change in unrealized appreciation (depreciation)	$60,887,636

Net realized and unrealized gain	$73,538,437

Net increase in net assets from operations	$186,013,124

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$112,474,687	$77,577,876
Net realized gain (loss) from investment transactions, swap contracts, foreign currency and forward foreign currency exchange contract transactions	12,650,801	(9,337,723)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	60,887,636	(7,088,636)
Net increase in net assets from operations	$186,013,124	$61,151,517
Distributions to shareholders —
From net investment income
Advisers Class	$(2,943,542)	$(2,813,521)
Class A	(40,003,002)	(33,936,089)
Class B	(3,327,747)	(4,463,234)
Class C	(31,438,127)	(28,501,210)
Class I	(34,476,653)	(8,898,812)
Tax return of capital
Advisers Class	—	(156,008)
Class A	—	(1,881,735)
Class B	—	(247,484)
Class C	—	(1,580,374)
Class I	—	(493,434)
Total distributions to shareholders	$(112,189,071)	$(82,971,901)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$26,774,803	$46,929,101
Class A	325,046,238	330,547,619
Class B	2,604,861	11,985,939
Class C	162,277,993	135,319,504
Class I	1,403,333,687	271,293,844
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	2,146,009	2,149,861
Class A	31,653,808	24,932,344
Class B	2,242,809	2,861,184
Class C	25,526,730	22,303,151
Class I	7,947,038	4,659,962
Cost of shares redeemed
Advisers Class	(19,460,563)	(35,194,696)
Class A	(152,177,434)	(211,406,535)
Class B	(11,903,420)	(20,252,915)
Class C	(93,162,413)	(106,777,255)
Class I	(282,575,092)	(158,777,472)
Net asset value of shares exchanged
Class A	24,688,811	11,323,300
Class B	(24,688,811)	(11,323,300)
Redemption fees	—	2,375
Net increase in net assets from Fund share transactions	$1,430,275,054	$320,576,011

Net increase in net assets	$1,504,099,107	$298,755,627

Net Assets
At beginning of year	$1,644,061,002	$1,345,305,375
At end of year	$3,148,160,109	$1,644,061,002

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,155,029)	$(2,023,263)

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Financial Highlights

	Advisers Class
	Year Ended October 31,				Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$10.660	$10.690	$9.910	$7.620	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.572	$0.526	$0.487	$0.435	$0.395
Net realized and unrealized gain (loss)	0.396	0.010 (3)	0.834	2.289	(2.405)

Total income (loss) from operations	$0.968	$0.536	$1.321	$2.724	$(2.010)

Less Distributions
From net investment income	$(0.568)	$(0.536)	$(0.541)	$(0.434)	$(0.330)
From net realized gain	—	—	—	—	(0.040)
Tax return of capital	—	(0.030)	—	—	—

Total distributions	$(0.568)	$(0.566)	$(0.541)	$(0.434)	$(0.370)

Redemption fees(2)	$—	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$11.060	$10.660	$10.690	$9.910	$7.620

Total Return(5)	9.31%	5.07%	13.65%	37.38%	(20.84	)%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,258	$53,729	$40,841	$34,173	$27,960
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.08%	1.10%	1.18%	1.29%	1.17	%(9)
Interest and fee expense(7)	0.34%	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.42%	1.49%	1.74%	2.61%	2.13	%(9)
Net investment income	5.27%	4.86%	4.69%	5.36%	6.25	%(9)
Portfolio Turnover of the Portfolio	37%	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2008.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class A
	Year Ended October 31,				Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$10.660	$10.690	$9.910	$7.610	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.571	$0.527	$0.488	$0.439	$0.388
Net realized and unrealized gain (loss)	0.397	0.009 (3)	0.833	2.294	(2.408)

Total income (loss) from operations	$0.968	$0.536	$1.321	$2.733	$(2.020)

Less Distributions
From net investment income	$(0.568)	$(0.536)	$(0.541)	$(0.433)	$(0.330)
Tax return of capital	—	(0.030)	—	—	(0.040)

Total distributions	$(0.568)	$(0.566)	$(0.541)	$(0.433)	$(0.370)

Redemption fees(2)	$—	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$11.060	$10.660	$10.690	$9.910	$7.610

Total Return(5)	9.31%	5.07%	13.64%	37.56%	(20.94	)%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$959,179	$702,127	$556,631	$528,054	$444,144
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.08%	1.10%	1.18%	1.29%	1.16	%(9)
Interest and fee expense(7)	0.34%	0.39%	0.56%	1.32%	0.97	%(9)
Total expenses(7)	1.42%	1.49%	1.74%	2.61%	2.13	%(9)
Net investment income	5.26%	4.88%	4.71%	5.42%	6.23	%(9)
Portfolio Turnover of the Portfolio	37%	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 17, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2008.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class B(1)
	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$10.680	$10.710	$9.930	$7.630	$11.180

Income (Loss) From Operations
Net investment income(2)	$0.532	$0.489	$0.452	$0.426	$0.662
Net realized and unrealized gain (loss)	0.410	0.009 (3)	0.834	2.279	(3.601)

Total income (loss) from operations	$0.942	$0.498	$1.286	$2.705	$(2.939)

Less Distributions
From net investment income	$(0.532)	$(0.500)	$(0.506)	$(0.405)	$(0.545)
Tax return of capital	—	(0.028)	—	—	(0.066)

Total distributions	$(0.532)	$(0.528)	$(0.506)	$(0.405)	$(0.611)

Redemption fees(2)	$—	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of year	$11.090	$10.680	$10.710	$9.930	$7.630

Total Return(5)	9.03%	4.70%	13.23%	36.99%	(27.45)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$55,277	$84,483	$101,395	$121,236	$151,321
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.45%	1.45%	1.53%	1.64%	1.51%
Interest and fee expense(6)	0.34%	0.39%	0.56%	1.32%	1.02%
Total expenses(6)	1.79%	1.84%	2.09%	2.96%	2.53%
Net investment income	4.90%	4.52%	4.36%	5.34%	6.37%
Portfolio Turnover of the Portfolio	37%	59%	37%	32%	7%

(1)	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class C
	Year Ended October 31,				Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$10.640	$10.680	$9.900	$7.620	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.516	$0.472	$0.435	$0.399	$0.362
Net realized and unrealized gain (loss)	0.399	0.004 (3)	0.840	2.280	(2.400)

Total income (loss) from operations	$0.915	$0.476	$1.275	$2.679	$(2.038)

Less Distributions
From net investment income	$(0.515)	$(0.489)	$(0.495)	$(0.399)	$(0.305)
Tax return of capital	—	(0.027)	—	—	(0.037)

Total distributions	$(0.515)	$(0.516)	$(0.495)	$(0.399)	$(0.342)

Redemption fees(2)	$—	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$11.040	$10.640	$10.680	$9.900	$7.620

Total Return(5)	8.80%	4.50%	13.16%	36.67%	(21.06	)%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$748,843	$629,929	$583,683	$550,652	$484,551
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.58%	1.60%	1.68%	1.79%	1.68	%(9)
Interest and fee expense(7)	0.34%	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.92%	1.99%	2.24%	3.11%	2.64	%(9)
Net investment income	4.76%	4.37%	4.21%	4.95%	5.74	%(9)
Portfolio Turnover of the Portfolio	37%	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2008.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31,				Period Ended October 31, 2008(1)
	2012	2011	2010	2009
Net asset value — Beginning of period	$10.660	$10.690	$9.910	$7.620	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.605	$0.554	$0.513	$0.461	$0.412
Net realized and unrealized gain (loss)	0.391	0.008 (3)	0.833	2.282	(2.407)

Total income (loss) from operations	$0.996	$0.562	$1.346	$2.743	$(1.995)

Less Distributions
From net investment income	$(0.596)	$(0.561)	$(0.566)	$(0.453)	$(0.344)
Tax return of capital	—	(0.031)	—	—	(0.041)

Total distributions	$(0.596)	$(0.592)	$(0.566)	$(0.453)	$(0.385)

Redemption fees(2)	$—	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—

Net asset value — End of period	$11.060	$10.660	$10.690	$9.910	$7.620

Total Return(5)	9.59%	5.33%	13.91%	37.70%	(20.71	)%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,319,604	$173,792	$62,755	$24,688	$13,515
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	0.77%	0.85%	0.93%	1.04%	0.92	%(9)
Interest and fee expense(7)	0.34%	0.39%	0.56%	1.32%	0.96	%(9)
Total expenses(7)	1.11%	1.24%	1.49%	2.36%	1.88	%(9)
Net investment income	5.54%	5.12%	4.94%	5.65%	6.51	%(9)
Portfolio Turnover of the Portfolio	37%	59%	37%	32%	7	%(10)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)

The per share amount is not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2008.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (96.9% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $214,956,373 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015 ($10,899,103), October 31, 2016 ($124,652,882), October 31, 2017 ($50,458,629), October 31, 2018 ($28,308,325) and October 31, 2019 ($637,434). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $5,078,413 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

15

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Advisers Class, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$112,189,071	$78,612,866
Tax return of capital	$—	$4,359,035

During the year ended October 31, 2012, accumulated net realized loss was increased by $7,566,010, accumulated distributions in excess of net investment income was decreased by $582,618 and paid-in capital was increased by $6,983,392 due to differences between book and tax accounting, primarily for swap contracts, mixed straddles, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,497,945
Capital loss carryforward	$(214,956,373)
Net unrealized appreciation	$24,004,647
Other temporary differences	$(5,652,974)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and the timing of recognizing distributions to shareholders.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2012, the administration fee amounted to $2,167,496. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $158,999 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $98,308 as its portion of the sales charge on

16

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $140,009 for Advisers Class shares and $1,906,488 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $273,064 and $3,962,122 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $136,532 and $990,531 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received approximately $100, $29,000 and $46,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,489,597,099 and $191,767,616, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2012	2011

Sales	2,461,777	4,295,195
Issued to shareholders electing to receive payments of distributions in Fund shares	197,436	198,903
Redemptions	(1,800,758)	(3,273,947)

Net increase	858,455	1,220,151

17

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Notes to Financial Statements — continued

	Year Ended October 31,
Class A	2012	2011

Sales	29,710,614	30,258,632
Issued to shareholders electing to receive payments of distributions in Fund shares	2,910,716	2,311,019
Redemptions	(14,064,087)	(19,831,355)
Exchange from Class B shares	2,273,423	1,051,208

Net increase	20,830,666	13,789,504

	Year Ended October 31,
Class B	2012	2011

Sales	240,092	1,098,623
Issued to shareholders electing to receive payments of distributions in Fund shares	206,347	264,349
Redemptions	(1,100,412)	(1,872,774)
Exchange to Class A shares	(2,268,145)	(1,048,266)

Net decrease	(2,922,118)	(1,558,068)

	Year Ended October 31,
Class C	2012	2011

Sales	14,884,086	12,408,772
Issued to shareholders electing to receive payments of distributions in Fund shares	2,353,297	2,069,786
Redemptions	(8,618,302)	(9,957,741)

Net increase	8,619,081	4,520,817

	Year Ended October 31,
Class I	2012	2011

Sales	128,216,381	24,833,469
Issued to shareholders electing to receive payments of distributions in Fund shares	728,632	431,541
Redemptions	(25,979,282)	(14,834,201)

Net increase	102,965,731	10,430,809

For the years ended October 31, 2012 and October 31, 2011, the Fund received $0 and $2,375, respectively, in redemption fees.

18

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

19

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $2,774,040, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 2.46% qualifies for the corporate dividends received deduction.

20

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments

Senior Floating-Rate Interests — 115.2%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.3%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	13,250	$13,347,997
DAE Aviation Holdings, Inc.
Term Loan, 7.25%, Maturing July 31, 2014	7,267	7,266,774
Term Loan, 7.25%, Maturing July 31, 2014	8,713	8,713,118
Ducommun Incorporated
Term Loan, 5.50%, Maturing June 28, 2017	1,449	1,470,782
IAP Worldwide Services, Inc.
Term Loan, 9.25%, Maturing December 28, 2012(2)	5,321	4,323,139
Sequa Corporation
Term Loan, 3.62%, Maturing December 3, 2014	14,381	14,374,275
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	2,150	2,154,261
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	3,309	3,324,132
Term Loan, 4.00%, Maturing February 14, 2017	16,206	16,271,457
Wesco Aircraft Hardware Corp.
Term Loan, 4.25%, Maturing April 7, 2017	1,015	1,018,951
Wyle Services Corporation
Term Loan, 5.00%, Maturing March 27, 2017	1,779	1,789,708

		$74,054,594

Air Transport — 0.2%
Evergreen International Aviation, Inc.
Term Loan, 11.50%, Maturing June 30, 2015	2,396	$2,336,456
Orbitz Worldwide Inc.
Term Loan, 3.21%, Maturing July 25, 2014	4,189	4,096,759

		$6,433,215

Automotive — 5.5%
Allison Transmission, Inc.
Term Loan, 2.72%, Maturing August 7, 2014	4,173	$4,183,808
Term Loan, 4.25%, Maturing August 23, 2019	22,410	22,543,291
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	1,213	1,208,202
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	29,393	30,111,499
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017	1,504	1,511,458
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	13,500	12,728,061
Term Loan, 2.15%, Maturing December 28, 2015	7,794	7,347,887

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Financiere Truck Investissement SAS
Term Loan, 2.35%, Maturing February 15, 2013	EUR	634	$782,802
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019		28,075	28,390,844
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018		10,200	10,200,000
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017		11,234	11,290,619
Remy International, Inc.
Term Loan, 6.25%, Maturing December 16, 2016		2,398	2,415,720
SRAM, LLC
Term Loan, 4.78%, Maturing June 7, 2018		4,470	4,514,670
Term Loan - Second Lien, 8.50%, Maturing December 7, 2018		2,000	2,040,000
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016		16,770	16,882,884
TriMas Corporation
Term Loan, Maturing October 10, 2019(3)		3,725	3,734,313
UCI International, Inc.
Term Loan, 5.50%, Maturing July 26, 2017		955	965,024
Veyance Technologies, Inc.
Term Loan, 2.47%, Maturing July 31, 2014		1,057	1,049,188
Term Loan, 2.47%, Maturing July 31, 2014		7,379	7,325,049
Term Loan, 5.50%, Maturing July 31, 2014		2,886	2,896,321
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015		6,000	5,820,000

			$177,941,640

Beverage and Tobacco — 0.0%(4)
Maine Beverage Company
Term Loan, 2.11%, Maturing March 31, 2013		107	$106,339

			$106,339

Building and Development — 1.3%
401 North Wabash Venture LLC
Term Loan, 6.75%, Maturing August 1, 2013		2,697	$2,698,408
Armstrong World Industries, Inc.
Term Loan, 4.00%, Maturing March 9, 2018		4,692	4,714,630
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016		8,677	8,714,154
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016		6,409	6,080,621

21	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	3,915	$3,944,702
Realogy Corporation
Term Loan, 3.24%, Maturing October 10, 2013	150	147,761
Term Loan, 4.46%, Maturing October 10, 2016	362	361,708
Term Loan, 4.46%, Maturing October 10, 2016	4,637	4,634,254
Summit Materials Companies I, LLC
Term Loan, 6.00%, Maturing January 30, 2019	1,244	1,256,317
The Woodlands Land Development Company L.P.
Term Loan, 5.00%, Maturing March 7, 2014	4,815	4,742,592
Tishman Speyer U.S. Office, Inc.
Term Loan, 5.21%, Maturing January 8, 2014	4,925	4,978,190

		$42,273,337

Business Equipment and Services — 10.7%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019	1,294	$1,307,243
Acosta, Inc.
Term Loan, 5.00%, Maturing March 1, 2018	19,700	19,823,513
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017	15,046	15,079,377
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015	11,823	11,164,909
Allied Security Holdings, LLC
Term Loan, 5.25%, Maturing February 3, 2017	1,379	1,382,448
Altegrity, Inc.
Term Loan, 7.75%, Maturing February 20, 2015	1,510	1,510,291
Term Loan, 2.96%, Maturing February 21, 2015	1,390	1,292,586
BAR/BRI Review Courses, Inc.
Term Loan, 6.00%, Maturing June 16, 2017	4,475	4,480,588
Brand Energy & Infrastructure Services, Inc.
Term Loan, Maturing October 16, 2016(3)	706	706,452
Term Loan, Maturing October 16, 2018(3)	2,944	2,933,738
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016	13,540	13,742,780
Brock Holdings III, Inc.
Term Loan, 6.01%, Maturing March 16, 2017	2,867	2,895,432
Catalina Marketing Corporation
Term Loan, 2.96%, Maturing October 1, 2014	987	984,644
ClientLogic Corporation
Term Loan, 7.10%, Maturing January 30, 2017	3,293	3,218,755
Corporate Executive Board Company, The
Term Loan, 5.00%, Maturing July 2, 2019	2,050	2,065,375

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	1,975	$1,991,047
DynCorp International LLC
Term Loan, 6.25%, Maturing July 7, 2016	1,929	1,940,211
Education Management LLC
Term Loan, 4.38%, Maturing June 1, 2016	4,973	4,192,356
Term Loan, 8.25%, Maturing March 29, 2018	10,045	8,911,628
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018	9,975	10,031,109
Term Loan - Second Lien, 11.00%, Maturing October 22, 2018	1,125	1,136,250
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018	9,154	9,245,540
Garda World Security Corp.
Term Loan, Maturing October 24, 2019(3)	1,700	1,714,875
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019	1,642	1,667,402
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019	6,350	6,373,812
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018	9,685	9,659,897
IG Investment Holdings, LLC
Term Loan, Maturing October 31, 2019(3)	3,600	3,595,500
IMS Health Incorporated
Term Loan, 4.50%, Maturing August 25, 2017	9,183	9,249,745
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018	41,607	42,107,637
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017	11,653	11,735,950
Kronos Incorporated
Term Loan, Maturing October 25, 2019(3)	7,250	7,268,125
Term Loan - Second Lien, Maturing April 24, 2020(3)	4,175	4,185,437
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016	6,957	6,917,725
Meritas LLC
Term Loan, 7.50%, Maturing July 28, 2017	3,735	3,734,626
Mitchell International, Inc.
Term Loan - Second Lien, 5.63%, Maturing March 30, 2015	1,000	987,500
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018	2,264	2,285,317
Quintiles Transnational Corp.
Term Loan, 4.50%, Maturing June 8, 2018	2,250	2,258,438
Term Loan, 5.00%, Maturing June 8, 2018	25,644	25,855,560

22	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		4,138	$4,131,011
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		1,921	1,927,953
Softlayer Technologies, Inc.
Term Loan, 7.25%, Maturing November 5, 2016		1,400	1,408,813
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 26, 2016		24,078	24,176,237
Term Loan, 3.97%, Maturing February 28, 2017		10,961	11,015,942
SymphonyIRI Group, Inc.
Term Loan, 5.00%, Maturing December 1, 2017		913	915,150
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		12,806	12,943,252
Travelport LLC
Term Loan, 4.65%, Maturing August 21, 2015	EUR	740	913,924
Term Loan, 4.86%, Maturing August 21, 2015		5,549	5,313,702
Term Loan, 4.86%, Maturing August 21, 2015		7,792	7,461,909
Term Loan, 4.86%, Maturing August 21, 2015		2,922	2,798,704
U.S. Security Holdings, Inc.
Term Loan, 6.00%, Maturing July 28, 2017		349	351,749
Term Loan, 6.00%, Maturing July 28, 2017		2,278	2,297,731
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		1,804	1,825,162
Term Loan, 5.50%, Maturing July 15, 2016		5,133	5,192,730
Term Loan, 5.75%, Maturing June 29, 2018		4,564	4,620,607

			$346,928,394

Cable and Satellite Television — 3.6%
Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		6,509	$6,550,532
Term Loan - Second Lien, 9.75%, Maturing October 4, 2019		2,000	2,080,000
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		2,726	2,740,070
Bragg Communications Incorporated
Term Loan, 4.00%, Maturing February 28, 2018		1,045	1,049,974
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		25,472	25,551,600
Charter Communications Operating, LLC
Term Loan, 3.47%, Maturing September 6, 2016		2,661	2,675,138
Term Loan, 4.00%, Maturing May 15, 2019		10,970	11,056,263
Crown Media Holdings, Inc.
Term Loan, 5.75%, Maturing July 14, 2018		1,379	1,385,748
CSC Holdings, Inc.
Term Loan, 1.96%, Maturing March 29, 2016		7,025	7,028,211

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Kabel Deutschland GMBH
Term Loan, 4.25%, Maturing February 1, 2019		3,998	$4,012,856
Lavena Holdings 4 GmbH
Term Loan, 2.95%, Maturing March 6, 2015	EUR	3,467	4,224,513
Term Loan, 3.32%, Maturing March 4, 2016	EUR	3,467	4,224,513
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		1,852	1,840,578
Mediacom Broadband LLC
Term Loan, 4.50%, Maturing October 23, 2017		3,299	3,297,001
Mediacom Illinois, LLC
Term Loan, 1.68%, Maturing January 30, 2015		5,680	5,583,972
Term Loan, 4.50%, Maturing October 23, 2017		2,862	2,851,802
UPC Broadband Holding B.V.
Term Loan, 3.87%, Maturing December 31, 2016	EUR	7,221	9,308,562
UPC Financing Partnership
Term Loan, 3.71%, Maturing December 30, 2016		453	450,854
Term Loan, 3.71%, Maturing December 29, 2017		11,593	11,575,393
Term Loan, 4.75%, Maturing December 29, 2017		2,500	2,518,750
WaveDivision Holdings, LLC
Term Loan, 5.50%, Maturing August 9, 2019		1,275	1,288,532
YPSO Holding SA
Term Loan, Maturing June 6, 2016(3)	EUR	586	720,503
Term Loan, Maturing June 6, 2016(3)	EUR	732	899,262
Term Loan, Maturing June 6, 2016(3)	EUR	2,682	3,296,348

			$116,210,975

Chemicals and Plastics — 4.5%
Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		1,758	$1,772,117
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		2,736	2,796,474
Chemtura Corporation
Term Loan, 5.50%, Maturing August 27, 2016		3,650	3,700,187
Emerald Performance Materials, LLC
Term Loan, 6.75%, Maturing May 18, 2018		5,536	5,598,406
General Chemical Corporation
Term Loan, 5.00%, Maturing October 6, 2015		1,162	1,167,433
Harko C.V.
Term Loan, 5.75%, Maturing August 2, 2017		1,510	1,520,602
Houghton International, Inc.
Term Loan, 6.75%, Maturing January 29, 2016		4,443	4,481,737
Huntsman International, LLC
Term Loan, 2.79%, Maturing April 19, 2017		3,467	3,462,863
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		34,563	35,095,310

23	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Momentive Performance Materials GmbH
Term Loan, 3.61%, Maturing May 5, 2015	EUR	2,798	$3,599,487
Momentive Performance Materials Inc.
Term Loan, 3.75%, Maturing May 5, 2015		1,741	1,739,073
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015		5,796	5,781,373
Momentive Specialty Chemicals Inc.
Term Loan, 3.82%, Maturing May 5, 2015	EUR	714	893,148
Term Loan, 4.00%, Maturing May 5, 2015		7,460	7,441,248
Term Loan, 4.13%, Maturing May 5, 2015		3,276	3,267,949
Term Loan, 4.13%, Maturing May 5, 2015		3,790	3,676,300
OEP Pearl Dutch Acquisition B.V.
Term Loan, 6.50%, Maturing March 30, 2018		265	267,733
Omnova Solutions Inc.
Term Loan, 5.50%, Maturing May 31, 2017		7,284	7,347,290
PolyOne Corp.
Term Loan, 5.00%, Maturing December 20, 2017		5,145	5,191,522
Schoeller Arca Systems Holding B.V.
Term Loan, 4.78%, Maturing November 16, 2015	EUR	289	262,252
Term Loan, 4.78%, Maturing November 16, 2015	EUR	824	747,728
Term Loan, 4.78%, Maturing November 16, 2015	EUR	887	804,629
Sonneborn LLC
Term Loan, 6.50%, Maturing March 30, 2018		1,501	1,517,157
Styron S.A.R.L., LLC
Term Loan, 8.00%, Maturing August 2, 2017		6,284	6,014,491
Taminco Global Chemical Corporation
Term Loan, 5.25%, Maturing February 15, 2019		3,980	4,026,435
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018		1,742	1,756,839
Term Loan, 4.25%, Maturing February 8, 2018		6,388	6,437,750
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017		26,698	26,482,557

			$146,850,090

Clothing / Textiles — 0.2%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018		3,367	$3,389,708
Warnaco Inc.
Term Loan, 3.75%, Maturing June 15, 2018		1,432	1,424,716
Wolverine Worldwide, Inc.
Term Loan, 5.25%, Maturing July 31, 2019		2,125	2,150,234

			$6,964,658

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Conglomerates — 2.0%
Jason Incorporated
Term Loan, 8.25%, Maturing September 21, 2014	565	$566,216
Term Loan, 7.75%, Maturing September 22, 2014	569	570,739
Term Loan, 8.25%, Maturing September 22, 2014	228	228,084
Rexnord Corporation
Term Loan, 4.50%, Maturing April 2, 2018	19,151	19,306,158
RGIS Services, LLC
Term Loan, 4.61%, Maturing October 18, 2016	4,971	4,958,819
Term Loan, 5.50%, Maturing October 18, 2017	6,397	6,420,443
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	3,831	3,857,690
Term Loan, 6.75%, Maturing February 8, 2018	1,000	1,000,000
Term Loan - Second Lien, 10.25%, Maturing February 8, 2019	1,000	1,007,500
Spectrum Brands, Inc.
Term Loan, 5.02%, Maturing June 17, 2016	3,647	3,660,669
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018	22,260	22,000,279

		$63,576,597

Containers and Glass Products — 1.7%
Berry Plastics Holding Corporation
Term Loan, 2.21%, Maturing April 3, 2015	17,579	$17,490,941
BWAY Corporation
Term Loan, 5.25%, Maturing February 23, 2018	894	895,559
Term Loan, 5.25%, Maturing February 23, 2018	7,972	7,990,096
Hilex Poly Co. LLC
Term Loan, 11.25%, Maturing November 16, 2015	1,152	1,175,022
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	6,236	6,283,022
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 20, 2018	15,375	15,460,485
Sealed Air Corporation
Term Loan, 4.75%, Maturing October 3, 2018	733	738,165
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	6,559	6,607,752

		$56,641,042

Cosmetics / Toiletries — 0.6%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	14,838	$15,023,285
Huish Detergents, Inc.
Term Loan, 2.22%, Maturing April 25, 2014	1,853	1,774,705

24	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Cosmetics / Toiletries (continued)
Prestige Brands, Inc.
Term Loan, 5.28%, Maturing January 31, 2019	1,084	$1,097,933

		$17,895,923

Drugs — 1.0%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	2,488	$2,498,383
Term Loan, 5.50%, Maturing February 10, 2017	5,885	5,914,826
Endo Pharmaceuticals Holdings, Inc.
Term Loan, 4.00%, Maturing June 18, 2018	608	611,975
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019	7,350	7,346,722
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	3,034	3,049,458
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	2,305	2,316,094
Term Loan, 4.25%, Maturing March 15, 2018	6,069	6,098,916
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	4,172	4,193,005

		$32,029,379

Ecological Services and Equipment — 0.5%
ADS Waste Holdings
Term Loan, 5.25%, Maturing September 11, 2019	14,075	$14,223,083
Envirotest Systems Holding Corp.
Term Loan - Second Lien, 15.50%, Maturing March 31, 2017(5)	46	47,682
Progressive Waste Solutions Ltd.
Term Loan, Maturing October 11, 2019(3)	2,300	2,321,563
Safety Kleen (SK Holdings)
Term Loan, 5.00%, Maturing February 17, 2017	992	990,841

		$17,583,169

Electronics / Electrical — 7.5%
Aeroflex Incorporated
Term Loan, 5.75%, Maturing May 9, 2018	12,561	$12,603,855
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	10,209	10,068,543
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	16,019	16,203,124
Cinedigm Digital Funding I, LLC
Term Loan, 5.25%, Maturing April 29, 2016	1,005	1,014,705
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	13,386	13,502,735

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 2, 2018	8,875	$8,891,641
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	3,334	3,357,183
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	9,448	9,117,112
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	8,426	8,486,987
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	3,894	3,911,039
Term Loan, 5.50%, Maturing May 31, 2016	4,292	4,310,704
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016	10,834	10,617,018
Hyland Software, Inc.
Term Loan, Maturing October 29, 2019(3)	1,550	1,552,584
InfoGroup Inc.
Term Loan, 5.75%, Maturing May 25, 2018	2,275	2,036,335
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	9,225	9,265,359
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	7,597	7,659,046
NeuStar, Inc.
Term Loan, 5.00%, Maturing November 8, 2018	2,574	2,602,957
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	11,894	12,082,696
Term Loan, 5.50%, Maturing March 3, 2017	2,747	2,810,209
Term Loan, 5.25%, Maturing March 19, 2019	4,254	4,320,973
Open Solutions, Inc.
Term Loan, 2.44%, Maturing January 23, 2014	5,269	5,095,902
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	9,154	8,993,805
SafeNet Inc.
Term Loan, 2.71%, Maturing April 12, 2014	2,717	2,710,599
Semtech Corporation
Term Loan, 4.25%, Maturing March 20, 2017	1,070	1,078,984
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	12,820	12,883,786
Serena Software, Inc.
Term Loan, 4.22%, Maturing March 10, 2016	10,397	10,318,990
Term Loan, 5.00%, Maturing March 10, 2016	900	903,375
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	4,090	4,115,311
SkillSoft Corporation
Term Loan, 5.00%, Maturing May 26, 2017	7,109	7,189,319
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	6,532	6,632,468

25	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Spansion LLC
Term Loan, 4.75%, Maturing February 9, 2015	1,020	$1,031,397
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	977	987,692
Term Loan, 5.00%, Maturing June 7, 2019	9,441	9,562,442
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	2,079	2,080,609
Vertafore, Inc.
Term Loan, 5.25%, Maturing July 29, 2016	10,530	10,573,772
Wall Street Systems, Inc.
Term Loan, Maturing October 24, 2019(3)	6,350	6,270,625
Term Loan - Second Lien, Maturing April 24, 2020(3)	3,250	3,237,812
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	5,481	5,488,289

		$243,569,982

Equipment Leasing — 0.9%
BakerCorp International, Inc.
Term Loan, 5.00%, Maturing June 1, 2018	8,357	$8,400,873
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	4,450	4,522,312
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	17,400	17,704,500

		$30,627,685

Financial Intermediaries — 3.8%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	3,275	$3,299,563
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	8,194	8,275,983
CB Richard Ellis Services, Inc.
Term Loan, 3.46%, Maturing March 5, 2018	1,752	1,756,487
Term Loan, 3.71%, Maturing September 4, 2019	890	892,386
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	11,707	11,817,016
First Data Corporation
Term Loan, 2.96%, Maturing September 24, 2014	190	190,002
Term Loan, 2.96%, Maturing September 24, 2014	311	311,346
Term Loan, 2.96%, Maturing September 24, 2014	554	555,036
Term Loan, 4.21%, Maturing March 23, 2018	4,755	4,560,049
Term Loan, 5.21%, Maturing September 24, 2018	5,025	4,938,108
Grosvenor Capital Management Holdings, LLP
Term Loan, 2.50%, Maturing December 5, 2013	1,252	1,202,335
Term Loan, 4.25%, Maturing December 5, 2016	1,294	1,273,150

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Hamilton Lane Advisors, LLC
Term Loan, 6.50%, Maturing February 23, 2018	4,826	$4,826,250
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	2,086	2,090,978
iPayment, Inc.
Term Loan, 5.75%, Maturing May 8, 2017	4,065	4,057,877
LPL Holdings, Inc.
Term Loan, 2.71%, Maturing March 29, 2017	2,096	2,072,667
Term Loan, 4.00%, Maturing March 29, 2019	8,557	8,605,133
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	8,976	9,065,697
MIP Delaware, LLC
Term Loan, 5.50%, Maturing July 12, 2018	1,960	1,979,341
Nuveen Investments, Inc.
Term Loan, 5.85%, Maturing May 12, 2017	20,508	20,533,458
Term Loan, 5.84%, Maturing May 13, 2017	8,579	8,600,861
Term Loan, 7.25%, Maturing May 13, 2017	1,400	1,405,600
Oz Management LP
Term Loan, 1.71%, Maturing November 15, 2016	3,482	3,117,773
RJO Holdings Corp.
Term Loan, 6.22%, Maturing December 10, 2015(5)	23	18,533
Term Loan, 6.97%, Maturing December 10, 2015(5)	715	550,980
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	7,739	7,774,895
Term Loan, 4.00%, Maturing November 9, 2018	6,072	6,114,948
Springleaf Financial Funding Company
Term Loan, 5.50%, Maturing May 10, 2017	2,000	1,975,000
Vantiv, LLC
Term Loan, 3.75%, Maturing March 27, 2019	1,244	1,247,637

		$123,109,089

Food Products — 4.2%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	8,250	$8,329,060
American Seafoods Group LLC
Term Loan, 4.25%, Maturing March 16, 2018	1,579	1,564,955
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019	6,550	6,599,125
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018	4,015	4,029,993
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018	26,284	26,283,585
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018	2,834	2,846,230

26	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Hearthside Food Solutions, LLC
Term Loan, 6.50%, Maturing June 5, 2018	4,464	$4,469,392
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017	3,454	3,473,078
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018	9,311	9,311,354
Michael Foods Group, Inc.
Term Loan, 4.25%, Maturing February 23, 2018	3,009	3,025,771
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017	32,809	33,020,651
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018	5,249	5,281,429
Term Loan, 4.75%, Maturing October 17, 2018	16,890	16,960,569
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018	5,072	5,093,261
Windsor Quality Food Company Ltd.
Term Loan, 5.00%, Maturing February 16, 2017	4,974	4,973,877

		$135,262,330

Food Service — 5.1%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016	441	$442,406
Term Loan, 3.46%, Maturing July 26, 2016	918	921,107
Term Loan, 3.46%, Maturing July 26, 2016	21,466	21,527,561
Term Loan, 3.57%, Maturing July 26, 2016	5,581	5,594,023
Brasa Holdings, Inc.
Term Loan, 7.50%, Maturing July 19, 2019	1,775	1,792,750
Buffets, Inc.
Term Loan, 0.24%, Maturing April 22, 2015(5)	295	294,849
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019	11,200	11,259,506
Centerplate, Inc.
Term Loan, 5.75%, Maturing October 15, 2018	2,575	2,594,313
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017	5,097	5,140,007
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017	28,443	28,572,857
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018	6,144	6,219,649
NPC International, Inc.
Term Loan, 5.25%, Maturing December 28, 2018	1,766	1,797,032
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019	17,155	17,227,909

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
P.F. Chang’s China Bistro Inc.
Term Loan, 6.25%, Maturing July 2, 2019		1,675	$1,696,636
Sagittarius Restaurants, LLC
Term Loan, 7.51%, Maturing May 18, 2015		894	895,984
US Foods, Inc.
Term Loan, 2.71%, Maturing July 3, 2014		2,425	2,401,981
Term Loan, 5.75%, Maturing March 31, 2017		23,135	22,845,391
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		13,159	13,201,641
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		20,475	20,690,417

			$165,116,019

Food / Drug Retailers — 3.6%
Alliance Boots Holdings Limited
Term Loan, 3.08%, Maturing July 9, 2015	EUR	1,749	$2,218,763
Term Loan, 3.49%, Maturing July 9, 2015	GBP	26,200	40,989,454
Fairway Group Acquisition Company
Term Loan, 8.25%, Maturing August 17, 2018		2,000	2,020,000
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		21,656	21,713,032
Iceland Foods Group Limited
Term Loan, 5.11%, Maturing April 12, 2019	EUR	2,725	3,573,950
Pantry, Inc. (The)
Term Loan, 5.75%, Maturing August 2, 2019		1,725	1,738,657
Rite Aid Corporation
Term Loan, 1.97%, Maturing June 4, 2014		24,002	23,834,134
Term Loan, 4.50%, Maturing March 2, 2018		13,823	13,796,845
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018		1,492	1,507,348
Term Loan, 6.00%, Maturing April 18, 2018		6,733	6,800,381

			$118,192,564

Forest Products — 0.1%
SIG Euro Holding AG & Co. KG
Term Loan, 5.25%, Maturing September 28, 2018	EUR	2,750	$3,573,322

			$3,573,322

Health Care — 15.4%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		1,244	$1,254,633
Term Loan, 4.75%, Maturing June 30, 2017		1,514	1,525,624
Term Loan, 4.75%, Maturing June 30, 2017		15,805	15,931,353

27	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Alkermes, Inc.
Term Loan, 4.50%, Maturing September 18, 2019	5,000	$5,037,500
Alliance Healthcare Services, Inc.
Term Loan, 7.25%, Maturing June 1, 2016	10,255	10,100,712
Ardent Medical Services, Inc.
Term Loan, 6.50%, Maturing September 15, 2015	4,561	4,572,821
AssuraMed.
Term Loan, Maturing October 23, 2019(3)	3,675	3,696,436
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017	4,259	4,261,724
Term Loan, 8.50%, Maturing April 4, 2017	4,259	4,261,724
Term Loan, Maturing October 9, 2017(3)	3,126	3,110,684
Term Loan, Maturing October 26, 2017(3)	2,274	2,262,316
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017	17,178	17,302,984
BSN Medical Acquisition Holding GmbH
Term Loan, 5.00%, Maturing August 28, 2019	4,714	4,737,595
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016	8,028	8,067,832
Term Loan, 5.25%, Maturing September 15, 2017	3,130	3,163,403
Community Health Systems, Inc.
Term Loan, 3.92%, Maturing January 25, 2017	24,185	24,321,388
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016	3,551	3,577,839
CRC Health Corporation
Term Loan, 4.86%, Maturing November 16, 2015	7,597	7,397,762
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016	6,526	6,573,502
Term Loan, Maturing September 2, 2019(3)	19,100	19,179,590
DJO Finance LLC
Term Loan, 5.21%, Maturing November 1, 2016	6,227	6,249,979
Term Loan, 6.25%, Maturing September 15, 2017	4,577	4,604,462
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018	9,913	9,571,975
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	2,512	2,541,818
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018	18,300	18,488,071
Fresenius US Finance I Inc.
Term Loan, 3.50%, Maturing September 10, 2014	353	354,193
Term Loan, 3.50%, Maturing September 10, 2014	617	619,608
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017	13,573	13,735,682
Hanger Orthopedic Group, Inc.
Term Loan, 4.01%, Maturing December 1, 2016	3,399	3,415,703

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc.
Term Loan, 3.61%, Maturing March 31, 2017		20,311	$20,371,030
Term Loan, 3.46%, Maturing May 1, 2018		13,788	13,821,139
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018		18,306	18,494,185
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019		7,357	7,449,285
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018		16,989	17,063,826
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016		12,660	12,380,751
Term Loan, 6.75%, Maturing May 15, 2018		9,299	9,066,261
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018		6,486	6,408,727
Term Loan, 6.00%, Maturing June 1, 2018		3,300	3,260,786
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018		27,642	28,056,944
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018		2,195	2,216,445
MedAssets, Inc.
Term Loan, 5.25%, Maturing November 16, 2016		3,467	3,506,232
Medpace, Inc.
Term Loan, 6.50%, Maturing June 16, 2017		2,352	2,269,610
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017		13,623	13,702,631
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017		4,677	4,653,118
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019		8,350	8,391,750
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017		6,760	6,701,084
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018		20,131	20,401,810
Physiotherapy Associates Holdings, Inc.
Term Loan, 6.01%, Maturing April 30, 2018		898	899,994
Radnet Management, Inc.
Term Loan, 5.51%, Maturing September 30, 2018		8,875	8,895,341
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018		11,576	11,677,428
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018		2,294	2,315,759
Sunrise Medical Holdings B.V.
Term Loan, 7.25%, Maturing May 13, 2014	EUR	909	1,161,804
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018		8,714	8,690,661

28	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019		7,075	$7,097,109
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016		1,521	1,528,816
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		14,479	14,558,760
Term Loan, Maturing September 27, 2019(3)		14,875	14,956,812
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		4,704	4,738,250
VWR Funding, Inc.
Term Loan, 2.61%, Maturing June 27, 2014	EUR	1,234	1,599,856
Term Loan, 2.71%, Maturing June 30, 2014		9,678	9,694,158
Term Loan, 4.46%, Maturing April 3, 2017		875	879,796
Term Loan, 4.61%, Maturing April 3, 2017	EUR	1,234	1,599,106

			$498,428,177

Home Furnishings — 0.5%
Hunter Fan Company
Term Loan, 2.83%, Maturing April 16, 2014		968	$924,519
Oreck Corporation
Term Loan - Second Lien, 3.88%, Maturing March 19, 2016(5)		237	214,456
Serta Simmons Holdings, LLC
Term Loan, 6.00%, Maturing October 1, 2019		12,800	12,813,338
Sofia III S.a.r.l.
Term Loan, 2.61%, Maturing June 24, 2016	EUR	2,243	2,630,693

			$16,583,006

Industrial Equipment — 2.4%
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		11,633	$11,762,605
Excelitas Technologies Corp.
Term Loan, 5.00%, Maturing November 23, 2016		5,945	5,929,933
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing February 8, 2019		5,561	5,693,138
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		6,321	6,336,802
Husky Injection Molding Systems Ltd.
Term Loan, 5.75%, Maturing June 29, 2018		13,227	13,422,999
Kinetek Acquisitions Corporation
Term Loan, 4.50%, Maturing November 11, 2013		79	78,394
Term Loan, 4.50%, Maturing November 11, 2013		775	772,938
Kion Group GMBH
Term Loan, 3.36%, Maturing December 23, 2014	EUR	3,901	4,967,955

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Term Loan, 3.46%, Maturing December 23, 2014		2,826	$2,776,711
Term Loan, 3.96%, Maturing December 23, 2015		2,826	2,776,711
Term Loan, 3.86%, Maturing December 29, 2015	EUR	3,701	4,713,167
Manitowoc Company, Inc. (The)
Term Loan, 4.25%, Maturing November 13, 2017		1,462	1,472,461
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		5,776	5,816,074
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		7,165	7,224,265
Unifrax Corporation
Term Loan, 6.50%, Maturing November 28, 2018		2,487	2,515,465

			$76,259,618

Insurance — 4.4%
Alliant Holdings I, Inc.
Term Loan, 0.50%, Maturing August 21, 2013(6)		5,000	$4,675,000
Term Loan, 3.36%, Maturing August 21, 2014		933	932,129
Term Loan, 6.75%, Maturing August 21, 2014		1,908	1,926,848
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		7,232	7,258,995
Term Loan - Second Lien, 9.25%, Maturing December 6, 2019		12,275	12,328,703
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016		2,214	2,219,410
Term Loan, 5.50%, Maturing December 8, 2016		2,961	2,970,925
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018		38,283	38,603,116
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019		3,645	3,776,274
CCC Information Services, Inc.
Term Loan, 5.75%, Maturing November 11, 2015		3,031	3,047,638
CNO Financial Group, Inc.
Term Loan, 5.00%, Maturing September 20, 2018		24,475	24,658,562
Cunningham Lindsey Group, Inc.
Term Loan, Maturing October 29, 2019(3)		6,025	6,036,297
Term Loan - Second Lien, Maturing April 29, 2020(3)		3,000	3,045,000
Hub International Limited
Term Loan, 4.71%, Maturing June 13, 2017		16,007	16,137,260
Term Loan, 6.75%, Maturing December 13, 2017		1,310	1,326,040
Sedgwick CMS Holdings, Inc.
Term Loan, 5.00%, Maturing December 30, 2016		2,487	2,490,010
USI Holdings Corporation
Term Loan, 2.72%, Maturing May 5, 2014		10,054	10,060,389

			$141,492,596

29	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies — 4.2%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 29, 2019	6,293	$6,356,309
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016	4,844	4,877,067
Term Loan, 4.75%, Maturing February 22, 2018	4,570	4,610,860
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018	8,129	8,195,311
Bombardier Recreational Products, Inc.
Term Loan, 4.46%, Maturing June 28, 2016	12,538	12,620,016
Bright Horizons Family Solutions, Inc.
Term Loan, 5.25%, Maturing May 23, 2017	6,219	6,234,297
Cedar Fair, L.P.
Term Loan, 4.00%, Maturing December 15, 2017	6,393	6,445,365
Cinemark USA, Inc.
Term Loan, 3.47%, Maturing April 29, 2016	4,819	4,857,417
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016	3,838	3,868,933
Dave & Buster’s, Inc.
Term Loan, 5.50%, Maturing June 1, 2016	1,123	1,128,641
Fender Musical Instruments Corporation
Term Loan, 2.47%, Maturing June 9, 2014	253	252,784
Term Loan, 2.47%, Maturing June 9, 2014	500	500,267
Kasima, LLC
Term Loan, 4.12%, Maturing March 10, 2015	3,820	3,834,551
Term Loan, 5.00%, Maturing March 31, 2017	4,987	5,005,308
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	10,553	10,623,193
Merlin Entertainment Group Luxembourg 2 S.a.r.l.
Term Loan, 4.46%, Maturing July 21, 2017	4,224	4,234,121
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017	6,163	6,190,229
Revolution Studios Distribution Company, LLC
Term Loan, 3.97%, Maturing December 21, 2014(5)	2,661	2,175,136
Term Loan - Second Lien, 7.22%, Maturing June 21, 2015(5)	2,825	1,504,313
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.00%, Maturing August 17, 2017	18,447	18,579,585
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018	7,075	7,130,242
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	5,960	6,033,093
Warner Music Group Corp.
Term Loan, Maturing October 25, 2018(3)	2,450	2,462,250

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015		2,896	$2,854,568
Term Loan, 7.50%, Maturing June 19, 2015		5,970	6,014,295

			$136,588,151

Lodging and Casinos — 1.9%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017		2,587	$2,622,571
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018		5,799	5,841,980
Caesars Entertainment Operating Company
Term Loan, 9.50%, Maturing October 31, 2016		1,471	1,512,494
Term Loan, 5.46%, Maturing January 26, 2018		16,362	14,736,750
Gala Group LTD
Term Loan, 5.51%, Maturing May 30, 2018	GBP	13,725	20,830,859
Isle of Capri Casinos, Inc.
Term Loan, 4.75%, Maturing March 24, 2017		2,389	2,412,511
Las Vegas Sands LLC
Term Loan, 2.72%, Maturing November 23, 2016		1,545	1,545,073
Term Loan, 2.72%, Maturing November 23, 2016		6,117	6,116,848
LodgeNet Entertainment Corporation
Term Loan, 8.50%, Maturing April 4, 2014		867	675,525
Penn National Gaming, Inc.
Term Loan, Maturing July 16, 2018(3)		1,550	1,559,204
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019		4,502	4,530,515
Tropicana Entertainment Inc.
Term Loan, 7.50%, Maturing March 16, 2018		398	401,234

			$62,785,564

Nonferrous Metals / Minerals — 1.6%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018		15,486	$15,630,255
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017		13,500	13,520,529
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019		4,652	4,701,049
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017		1,757	1,759,074
Term Loan, 4.00%, Maturing March 10, 2017		7,721	7,729,172
Oxbow Carbon and Mineral Holdings LLC
Term Loan, 3.71%, Maturing May 8, 2016		3,198	3,210,445

30	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	5,150	$4,969,750
Term Loan - Second Lien, 12.50%, Maturing April 12, 2019	1,250	1,193,750

		$52,714,024

Oil and Gas — 3.9%
Buffalo Gulf Coast Terminals LLC
Term Loan, 7.50%, Maturing October 31, 2017	6,485	$6,614,317
Citgo Petroleum Corporation
Term Loan, 8.00%, Maturing June 24, 2015	419	422,197
Term Loan, 9.00%, Maturing June 23, 2017	5,816	5,928,813
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	5,383	5,463,472
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	19,100	19,117,247
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016	9,405	8,496,264
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018	8,482	8,583,103
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018	3,168	3,186,812
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015	12,031	12,091,376
Plains Exploration & Production
Term Loan, Maturing September 13, 2019(3)	13,600	13,678,934
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018	3,525	3,561,903
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019	8,385	8,398,324
Term Loan, 5.00%, Maturing September 25, 2019	679	679,733
Term Loan, 5.00%, Maturing September 25, 2019	1,111	1,112,846
Tallgrass Energy Partners, LP
Term Loan, Maturing October 25, 2018(3)	15,450	15,478,969
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014	63	61,981
Term Loan, 3.21%, Maturing November 14, 2014	10,889	10,723,212
Term Loan, 6.50%, Maturing November 14, 2014	1,414	1,416,670

		$125,016,173

Publishing — 4.2%
Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017	10,024	$10,056,943

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Aster Zweite Beteiligungs GmbH
Term Loan, 5.97%, Maturing December 31, 2014		2,251	$2,196,796
Term Loan, 5.97%, Maturing December 31, 2014		3,440	3,356,776
Term Loan, 5.97%, Maturing December 31, 2014		3,518	3,433,153
Term Loan, 8.22%, Maturing June 30, 2016		1,292	1,056,561
Black Press US Partnership
Term Loan, 2.42%, Maturing August 2, 2013		395	387,162
Term Loan, 2.42%, Maturing August 2, 2013		651	637,679
Cengage Learning Acquisitions, Inc.
Term Loan, 2.47%, Maturing July 3, 2014		5,884	5,626,498
GateHouse Media Operating, Inc.
Term Loan, 2.22%, Maturing August 28, 2014		2,026	699,439
Term Loan, 2.22%, Maturing August 28, 2014		4,753	1,641,118
Term Loan, 2.47%, Maturing August 28, 2014		4,151	1,433,167
Getty Images, Inc.
Term Loan, 4.75%, Maturing September 13, 2019		25,600	25,740,800
Instant Web, Inc.
Term Loan, 3.59%, Maturing August 7, 2014		401	312,999
Term Loan, 3.59%, Maturing August 7, 2014		3,849	3,002,579
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018		11,927	12,017,509
Laureate Education, Inc.
Term Loan, 3.32%, Maturing August 17, 2014		451	450,987
Term Loan, 3.32%, Maturing August 17, 2014		4,487	4,486,969
Term Loan, 5.25%, Maturing June 18, 2018		24,136	24,075,811
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014		491	478,756
Merrill Communications, LLC
Term Loan, 9.75%, Maturing December 24, 2012		5,366	5,352,618
Nelson Education Ltd.
Term Loan, 2.86%, Maturing July 3, 2014		1,433	1,214,330
Newspaper Holdings Inc.
Term Loan, 1.88%, Maturing July 24, 2014		7,430	6,895,608
Nielsen Finance LLC
Term Loan, 3.47%, Maturing May 2, 2016		12,979	13,057,745
Term Loan, 3.97%, Maturing May 2, 2016		3,108	3,127,641
Penton Media, Inc.
Term Loan, 5.00%, Maturing August 1, 2014		1,747	1,455,483
Source Interlink Companies, Inc.
Term Loan, 15.00%, Maturing March 18, 2014(2)(5)		747	318,827
Term Loan - Second Lien, 10.75%, Maturing June 18, 2013		886	779,849
Springer Science+Business Media S.A.
Term Loan, 4.11%, Maturing July 21, 2016	EUR	3,000	3,892,337

31	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Publishing (continued)
Star Tribune Company (The)
Term Loan, 8.00%, Maturing September 28, 2014		125	$119,076
Term Loan, 8.00%, Maturing September 29, 2014		167	158,768

			$137,463,984

Radio and Television — 3.2%
Clear Channel Communications, Inc.
Term Loan, 3.86%, Maturing January 29, 2016		5,704	$4,739,160
Cumulus Media Holdings Inc.
Term Loan, 5.75%, Maturing September 17, 2018		25,670	25,857,782
Entercom Radio, LLC
Term Loan, 6.25%, Maturing November 23, 2018		5,116	5,151,612
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 31, 2017		11,600	11,774,000
Gray Television, Inc.
Term Loan, 3.59%, Maturing October 15, 2019(6)		5,175	5,207,344
Hubbard Radio, LLC
Term Loan, 5.25%, Maturing April 28, 2017		2,127	2,143,250
LIN Television Corp.
Term Loan, 5.00%, Maturing December 21, 2018		1,538	1,556,643
Local TV Finance, LLC
Term Loan, 4.22%, Maturing May 7, 2015		4,712	4,735,583
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		1,210	1,213,415
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		3,371	3,379,105
Radio One, Inc.
Term Loan, 7.50%, Maturing March 31, 2016		3,922	3,951,249
Raycom TV Broadcasting, Inc.
Term Loan, 4.25%, Maturing May 31, 2017		2,518	2,505,534
Sinclair Television Group Inc.
Term Loan, 4.00%, Maturing October 28, 2016		1,916	1,929,371
Tyrol Acquisitions 2 SAS
Term Loan, 4.11%, Maturing January 29, 2016	EUR	1,010	1,188,793
Term Loan, 4.11%, Maturing January 29, 2016	EUR	1,010	1,188,793
Univision Communications Inc.
Term Loan, 2.21%, Maturing September 29, 2014		2,368	2,364,507
Term Loan, 4.46%, Maturing March 31, 2017		20,648	20,260,639
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		5,035	5,077,092

			$104,223,872

Retailers (Except Food and Drug) — 4.2%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		12,755	$12,924,097

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		2,825	$2,824,119
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		2,643	2,655,490
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		4,412	4,439,449
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		3,117	3,152,256
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		15,765	15,799,976
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		13,011	13,032,615
Michaels Stores, Inc.
Term Loan, 4.91%, Maturing July 29, 2016		5,798	5,859,322
Term Loan, 4.91%, Maturing July 29, 2016		9,421	9,521,337
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		3,142	3,189,257
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		17,775	17,849,744
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019		4,075	4,090,281
Pep Boys-Manny, Moe & Jack (The)
Term Loan, 5.00%, Maturing October 17, 2018		2,000	2,016,666
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		9,291	9,350,322
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		3,133	3,152,895
Term Loan, 4.25%, Maturing August 7, 2019		1,050	1,058,860
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017		10,780	10,841,948
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		3,414	3,298,470
Vivarte SA
Term Loan, 2.42%, Maturing March 9, 2015	EUR	2,640	2,755,996
Term Loan, 2.92%, Maturing March 8, 2016	EUR	2,640	2,755,996
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	22	20,693
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	154	144,854
Term Loan - Second Lien, 3.92%, Maturing September 8, 2016	EUR	1,582	1,489,927
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		2,575	2,602,359

			$134,826,929

32	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Steel — 1.7%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		10,025	$10,150,312
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		25,075	25,012,312
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		4,742	4,801,070
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		3,250	3,274,375
SunCoke Energy, Inc.
Term Loan, 4.00%, Maturing July 26, 2018		5,687	5,714,933
Waupaca Foundry, Inc.
Term Loan, 8.50%, Maturing June 29, 2017		2,543	2,574,598
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		2,525	2,556,563

			$54,084,163

Surface Transport — 1.4%
Hertz Corporation, (The)
Term Loan, 3.75%, Maturing March 9, 2018		7,100	$7,073,375
Term Loan, 3.75%, Maturing March 9, 2018		16,450	16,432,250
Term Loan, Maturing March 11, 2018(3)		15,825	15,795,328
Swift Transportation Co. Inc.
Term Loan, 5.00%, Maturing December 21, 2017		4,794	4,832,810

			$44,133,763

Telecommunications — 5.0%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		3,955	$3,672,800
Cellular South, Inc.
Term Loan, 4.50%, Maturing July 27, 2017		2,469	2,474,922
Cricket Communications, Inc.
Term Loan, 4.75%, Maturing October 10, 2019		7,100	7,144,375
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		8,381	8,438,972
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		47,240	47,657,306
IPC Systems, Inc.
Term Loan, 2.85%, Maturing May 31, 2014	GBP	166	262,505
Macquarie UK Broadcast Limited
Term Loan, 3.00%, Maturing December 1, 2014	GBP	2,508	3,831,729
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		29,755	29,872,725
Midcontinent Communications
Term Loan, 4.00%, Maturing December 30, 2016		1,939	1,938,656

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
NTELOS Inc.
Term Loan, 4.00%, Maturing August 7, 2015	6,991	$7,020,019
Oberthur Technologies Holding SAS
Term Loan, 6.25%, Maturing March 30, 2019	1,525	1,520,234
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018	2,716	2,724,111
Term Loan, 3.75%, Maturing September 27, 2019	1,775	1,786,094
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019	12,444	12,521,586
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019	26,708	26,861,634
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019	3,666	3,693,306

		$161,420,974

Utilities — 1.9%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018	6,375	$6,423,222
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018	4,233	4,251,651
Term Loan, 4.50%, Maturing April 2, 2018	11,516	11,560,749
Term Loan, 4.50%, Maturing September 27, 2019	3,600	3,611,700
Covanta Energy Corporation
Term Loan, 4.00%, Maturing March 28, 2019	1,070	1,073,636
Dynegy Midwest Generation LLC
Term Loan, 9.25%, Maturing August 4, 2016	1,485	1,544,400
Dynegy Power, LLC
Term Loan, 9.25%, Maturing August 4, 2016	2,747	2,876,887
Invenergy LLC
Term Loan, 9.00%, Maturing November 21, 2017	1,909	1,923,485
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019	4,489	4,533,637
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018	8,965	9,029,171
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.75%, Maturing October 10, 2017	24,173	15,712,734

		$62,541,272

Total Senior Floating-Rate Interests (identified cost $3,722,793,375)		$3,733,502,609

33	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Corporate Bonds & Notes — 3.0%

Security		Principal Amount* (000’s omitted)	Value

Building and Development — 0.0%(4)
Calcipar SA, Sr. Notes
6.875%, 5/1/18(7)		1,000	$1,007,500

			$1,007,500

Chemicals and Plastics — 0.4%
Hexion US Finance Corp., Sr. Notes
6.625%, 4/15/20		2,000	$2,005,000
Ineos Finance PLC, Sr. Notes
7.25%, 2/15/19(7)	EUR	3,000	3,975,938
7.50%, 5/1/20(7)		2,375	2,416,563
8.375%, 2/15/19(7)		3,800	4,004,250
Polymer Group, Inc., Sr. Notes
7.75%, 2/1/19(7)		2,500	2,687,500

			$15,089,251

Containers and Glass Products — 0.7%
Reynolds Group Holdings, Inc., Sr. Notes
5.75%, 10/15/20(7)		15,875	$16,073,437
Smurfit Kappa Acquisitions, Sr. Notes
4.875%, 9/15/18(7)		1,850	1,856,938
3.795%, 10/15/20(7)	EUR	3,000	3,893,309

			$21,823,684

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Product Holdings, Inc., Jr. Notes
18.00%, 3/31/15(2)(5)(7)		92	$78,037

			$78,037

Equipment Leasing — 0.1%
International Lease Finance Corp., Sr. Notes
6.75%, 9/1/16(7)		750	$851,250
7.125%, 9/1/18(7)		750	885,000

			$1,736,250

Financial Intermediaries — 0.1%
First Data Corp., Sr. Notes
7.375%, 6/15/19(7)		2,500	$2,600,000
6.75%, 11/1/20(7)		2,575	2,587,875

			$5,187,875

Security	Principal Amount* (000’s omitted)	Value

Health Care — 0.4%
Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18	8,225	$8,554,000
HCA, Inc., Sr. Notes
4.75%, 5/1/23	4,650	4,661,625

		$13,215,625

Home Furnishings — 0.1%
Libbey Glass, Inc., Sr. Notes
6.875%, 5/15/20(7)	2,250	$2,407,500

		$2,407,500

Insurance — 0.1%
CNO Financial Group, Inc., Sr. Notes
6.375%, 10/1/20(7)	2,000	$2,080,000

		$2,080,000

Leisure Goods / Activities / Movies — 0.2%
NAI Entertainment Holdings, LLC, Sr. Notes
8.25%, 12/15/17(7)	2,250	$2,514,375
National CineMedia, LLC, Sr. Notes
6.00%, 4/15/22(7)	4,200	4,452,000

		$6,966,375

Lodging and Casinos — 0.2%
Caesars Entertainment Operating Co., Inc., Sr. Notes
8.50%, 2/15/20(7)	5,550	$5,466,750

		$5,466,750

Radio and Television — 0.1%
Clear Channel Communications, Inc., Sr. Notes
9.00%, 12/15/19(7)	1,709	$1,546,645
Univision Communications, Inc., Sr. Notes
6.75%, 9/15/22(7)	3,400	3,417,000

		$4,963,645

Telecommunications — 0.1%
Hughes Satellite Systems Corp., Sr. Notes
6.50%, 6/15/19	2,000	$2,150,000

		$2,150,000

34	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Utilities — 0.5%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(7)	8,123	$8,874,377
7.875%, 1/15/23(7)	7,087	7,866,570

		$16,740,947

Total Corporate Bonds & Notes (identified cost $95,298,707)		$98,913,439

Common Stocks — 0.7%

Security	Shares	Value

Automotive — 0.0%(4)
Dayco Products, LLC(5)(8)(9)	48,926	$1,247,613

		$1,247,613

Building and Development — 0.0%(4)
United Subcontractors, Inc.(5)(8)(9)	1,646	$68,612

		$68,612

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc.(5)(9)(10)	1,242	$89,710

		$89,710

Financial Intermediaries — 0.0%(4)
RTS Investor Corp.(5)(8)(9)	250	$23,863

		$23,863

Food Service — 0.0%(4)
Buffets Restaurants Holdings, Inc.(5)(8)(9)	105,043	$950,639

		$950,639

Home Furnishings — 0.0%(4)
Oreck Corp.(5)(8)(9)	4,230	$73,560
Sanitec Europe Oy B Units(5)(8)(9)	157,491	990,039
Sanitec Europe Oy E Units(5)(8)(9)	154,721	0

		$1,063,599

Investment Services — 0.0%
Safelite Realty Corp.(5)(9)	20,048	$0

		$0

Security	Shares	Value

Leisure Goods / Activities / Movies — 0.2%
Metro-Goldwyn-Mayer Holdings, Inc.(8)(9)	158,338	$5,042,084

		$5,042,084

Lodging and Casinos — 0.1%
Affinity Gaming, LLC(8)(9)	167,709	$1,900,693
Tropicana Entertainment, Inc.(5)(8)(9)	40,751	570,514

		$2,471,207

Publishing — 0.3%
Ion Media Networks, Inc.(5)(8)(9)	13,247	$8,425,092
MediaNews Group, Inc.(5)(8)(9)	66,239	1,389,692
Source Interlink Companies, Inc.(5)(8)(9)	2,290	0

		$9,814,784

Radio and Television — 0.1%
New Young Broadcasting Holding Co., Inc.(5)(8)(9)	505	$1,818,000

		$1,818,000

Total Common Stocks (identified cost $13,549,393)		$22,590,111

Preferred Stocks — 0.0%(4)

Security	Shares	Value

Ecological Services and Equipment — 0.0%(4)
Environmental Systems Products Holdings, Inc., Series A(5)(9)(10)	284	$17,892

Total Preferred Stocks (identified cost $4,970)		$17,892

Warrants — 0.0%(4)

Security	Shares	Value

Radio and Television — 0.0%(4)
New Young Broadcasting Holding Co., Inc., Expires 12/24/24(5)(8)(9)	5	$18,000

Total Warrants (identified cost $8,593)		$18,000

35	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Portfolio of Investments — continued

Short-Term Investments — 2.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(11)	$93,586	$93,586,107

Total Short-Term Investments (identified cost $93,586,107)		$93,586,107

Total Investments — 121.8% (identified cost $3,925,241,145)		$3,948,628,158

Less Unfunded Loan Commitments — (0.2)%		$(6,258,784)

Net Investments — 121.6% (identified cost $3,918,982,361)		$3,942,369,374

Other Assets, Less Liabilities — (21.6)%		$(700,588,004)

Net Assets — 100.0%		$3,241,781,370

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

EUR	–	Euro
GBP	–	British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(4)	Amount is less than 0.05%.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $81,542,814 or 2.5% of the Portfolio’s net assets.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Non-income producing security.

(10)	Restricted security (see Note 5).

(11)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

36	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $3,825,396,254)	$3,848,783,267
Affiliated investments, at value (identified cost, $93,586,107)	93,586,107
Cash	15,568,994
Restricted cash*	3,980,586
Foreign currency, at value (identified cost, $26,443,134)	26,469,317
Interest receivable	12,560,567
Interest receivable from affiliated investment	5,634
Receivable for investments sold	11,199,483
Receivable for open forward foreign currency exchange contracts	30,296
Prepaid expenses	127,591
Other assets	9,802
Total assets	$4,012,321,644

Liabilities
Notes payable	$425,000,000
Payable for investments purchased	341,401,109
Payable for open forward foreign currency exchange contracts	1,312,949
Payable for open swap contracts	950,947
Payable to affiliates:
Investment adviser fee	1,303,220
Trustees’ fees	5,667
Accrued expenses	566,382
Total liabilities	$770,540,274
Net Assets applicable to investors’ interest in Portfolio	$3,241,781,370

Sources of Net Assets
Investors’ capital	$3,220,609,345
Net unrealized appreciation	21,172,025
Total	$3,241,781,370

*	Represents restricted cash on deposit at the custodian as collateral for open financial contracts.

37	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest	$142,354,787
Dividends	2,774,040
Interest allocated from affiliated investment	57,064
Expenses allocated from affiliated investment	(7,433)
Total investment income	$145,178,458

Expenses
Investment adviser fee	$12,140,518
Trustees’ fees and expenses	69,458
Custodian fee	686,116
Legal and accounting services	265,641
Interest expense and fees	7,329,346
Miscellaneous	159,744
Total expenses	$20,650,823
Deduct —
Reduction of custodian fee	$38
Total expense reductions	$38

Net expenses	$20,650,785

Net investment income	$124,527,673

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,818,996
Investment transactions allocated from affiliated investment	574
Swap contracts	(277,922)
Foreign currency and forward foreign currency exchange contract transactions	7,129,281
Net realized gain	$12,670,929
Change in unrealized appreciation (depreciation) —
Investments	$64,674,364
Swap contracts	(251,873)
Foreign currency and forward foreign currency exchange contracts	(3,549,117)
Net change in unrealized appreciation (depreciation)	$60,873,374

Net realized and unrealized gain	$73,544,303

Net increase in net assets from operations	$198,071,976

38	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$124,527,673	$88,020,298
Net realized gain (loss) from investment transactions, swap contracts, foreign currency and forward foreign currency exchange contract transactions	12,670,929	(9,337,724)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	60,873,374	(7,088,636)
Net increase in net assets from operations	$198,071,976	$71,593,938
Capital transactions —
Contributions	$1,589,597,098	$494,343,350
Withdrawals	(191,767,616)	(267,752,684)
Net increase in net assets from capital transactions	$1,397,829,482	$226,590,666

Net increase in net assets	$1,595,901,458	$298,184,604

Net Assets
At beginning of year	$1,645,879,912	$1,347,695,308
At end of year	$3,241,781,370	$1,645,879,912

39	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2012
Net increase in net assets from operations	$198,071,976
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(2,370,473,953)
Investments sold and principal repayments	1,002,711,363
Increase in short-term investments, net	(32,815,112)
Net amortization/accretion of premium (discount)	(10,144,504)
Increase in restricted cash	(2,330,586)
Increase in dividends and interest receivable	(4,506,580)
Increase in interest receivable from affiliated investment	(3,247)
Decrease in receivable for open forward foreign currency exchange contracts	2,652,733
Increase in prepaid expenses	(43,684)
Decrease in other assets	23,096
Increase in payable for open forward foreign currency exchange contracts	278,378
Increase in payable for open swap contracts	251,873
Increase in payable to affiliate for investment adviser fee	458,799
Increase in payable to affiliate for Trustees’ fees	1,459
Decrease in accrued expenses	(341,221)
Decrease in unfunded loan commitments	(8,791,690)
Net change in unrealized (appreciation) depreciation from investments	(64,674,364)
Net realized gain from investments	(5,818,996)
Net cash used in operating activities	$(1,295,494,260)

Cash Flows From Financing Activities
Proceeds from capital contributions	$1,589,597,098
Payments for capital withdrawals	(191,767,616)
Proceeds from notes payable	680,000,000
Repayments of notes payable	(745,000,000)
Net cash provided by financing activities	$1,332,829,482

Net increase in cash*	$37,335,222

Cash at beginning of year(1)	$4,703,089

Cash at end of year(1)	$42,038,311

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$7,579,326

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $48,907.

40	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Supplementary Data

	Year Ended October 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees(1)	0.61%	0.65%	0.72%	0.76%	0.66%
Interest and fee expense	0.34%	0.39%	0.56%	1.31%	0.98%
Total expenses	0.95%	1.04%	1.28%	2.07%	1.64%
Net investment income	5.73%	5.31%	5.15%	5.97%	7.01%
Portfolio Turnover	37%	59%	37%	32%	7%

Total Return	9.94%	5.54%	14.14%	38.19%	(26.81)%

Net assets, end of year (000’s omitted)	$3,241,781	$1,645,880	$1,347,695	$1,263,528	$1,119,305

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

41	See Notes to Financial Statements.

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Floating-Rate Advantage Fund and Eaton Vance Strategic Income Fund held an interest of 96.9% and 3.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

42

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap

43

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates on daily gross assets over $2 billion, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee totaled $12,140,518 or 0.56% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,661,988,443 and $986,428,813, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,919,230,235

Gross unrealized appreciation	$51,504,591
Gross unrealized depreciation	(28,365,452)

Net unrealized appreciation	$23,139,139

The net unrealized depreciation on swap contracts and foreign currency transactions at October 31, 2012 on a federal income tax basis was $2,214,988.

5  Restricted Securities

At October 31, 2012, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

44

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Environmental Systems Products Holdings, Inc	10/24/00	1,242	$0	$89,710
Safelite Realty Corp.	9/29/00-11/10/00	20,048	0	0

Total Common Stocks			$0	$89,710

Preferred Stocks
Environmental Systems Products Holdings, Inc., Series A	10/25/07	284	$4,970	$17,892

Total Restricted Securities			$4,970	$107,602

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/30/12	British Pound Sterling 13,699,983	United States Dollar 21,679,264	JPMorgan Chase Bank	$(426,968)
11/30/12	Euro 11,419,719	United States Dollar 14,324,610	Citibank NA	(480,662)
12/31/12	British Pound Sterling 7,557,756	United States Dollar 12,202,866	Goldman Sachs International	8,746
12/31/12	British Pound Sterling 4,303,125	United States Dollar 6,947,361	State Street Bank and Trust Co.	4,450
12/31/12	Euro 30,227,320	United States Dollar 38,902,863	HSBC Bank USA	(300,381)
1/31/13	British Pound Sterling 17,396,444	United States Dollar 27,960,435	HSBC Bank USA	(104,938)
1/31/13	Euro 19,702,884	United States Dollar 25,578,087	Deutsche Bank	17,100

				$(1,282,653)

45

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Depreciation

Citibank NA	$15,000	Receives	3-month USD-LIBOR-BBA	0.98%	6/24/14	$(238,492)
Citibank NA	15,000	Receives	3-month USD-LIBOR-BBA	1.81	6/24/16	(712,455)

						$(950,947)

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives and its use of derivatives, the Portfolio is subject to the following risks:

Foreign Exchange Risk:  Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

Interest Rate Risk:  Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swap contracts.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $2,263,896. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $3,980,586 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $30,296, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $17,100. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$30,296	(1)	$(1,312,949	)(2)

		$30,296		$(1,312,949)

Interest rate	Interest rate swaps	$—		$(950,947	)(3)

		$—		$(950,947)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

46

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Foreign Exchange	Forward foreign currency exchange contracts	$7,882,421	(1)	$(2,931,111	)(2)
Interest Rate	Interest rate swaps	(277,922	)(3)	(251,873	)(4)

Total		$7,604,499		$(3,182,984)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

(3)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amounts of forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $109,442,000 and $30,000,000, respectively.

7  Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $840 million ($640 million prior to June 18, 2012) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.65% (0.60% prior to February 16, 2012) per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.35% (0.45% prior to February 16, 2012) per annum if outstanding loan amount is greater than 50% of total facility size; 0.45% if outstanding loan amount is less than or equal to 50% of total facility size. Program and commitment fees for the year ended October 31, 2012 totaled $5,685,604 and are included in interest expense in the Statement of Operations. In connection with the structuring of the Agreement, the Portfolio was obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012, of which no balance remains outstanding at October 31, 2012. At October 31, 2012, the Portfolio had borrowings outstanding under the Agreement of $425,000,000 at an interest rate of 0.27%. The carrying amount of the borrowings at October 31, 2012 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2012. For the year ended October 31, 2012, the average borrowings under the Agreement and the average annual interest rate were $489,870,765 and 0.32%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

47

Senior Debt Portfolio

October 31, 2012

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$3,722,119,049	$5,124,776	$3,727,243,825
Corporate Bonds & Notes	—	98,835,402	78,037	98,913,439
Common Stocks	—	6,942,777	15,647,334	22,590,111
Preferred Stocks	—	—	17,892	17,892
Warrants	—	—	18,000	18,000
Short-Term Investments	—	93,586,107	—	93,586,107

Total Investments	$—	$3,921,483,335	$20,886,039	$3,942,369,374
Forward Foreign Currency Exchange Contracts	$—	$30,296	$—	$30,296

Total	$—	$3,921,513,631	$20,886,039	$3,942,399,670

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,312,949)	$—	$(1,312,949)
Interest Rate Swaps	—	(950,947)	—	(950,947)

Total	$—	$(2,263,896)	$—	$(2,263,896)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

48

Senior Debt Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Senior Debt Portfolio:

We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

49

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

50

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Scott H. Page 1959	President of the Portfolio	Since 2002	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

51

Eaton Vance

Floating-Rate Advantage Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

53

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3232-12/12	FRASRC

Eaton Vance Multi-Strategy All Market Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Multi-Strategy All Market Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Management and Organization	22

Important Notices	24

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12 months ended October 31, 2012, financial markets worldwide climbed, despite a less-than-ideal global economic backdrop. In the United States, the economy grew at a disappointing annual pace of 2.7% or less, and unemployment remained stubbornly high—dropping below 8% in September 2012 for the first time in more than three years. A pickup in the U.S. housing market and improved consumer sentiment, however, offered some encouragement. By contrast, economies in the U.K., European Union and many emerging markets weakened, pressured by the sovereign debt crisis in Europe and signs of slowing growth in China.

Financial markets responded positively, as central banks in the United States and Europe undertook stimulus measures aimed at averting further economic deterioration. Last fall, the U.S. Federal Reserve (the Fed) initiated “Operation Twist,” a program aimed at lowering borrowing costs for consumers and businesses, while the European Central Bank (ECB) put in place a long-term refinancing operation giving struggling eurozone banks access to very low interest-rate, three-year loans. By the New Year, the U.S. economy was showing signs of improvement and the fiscal situation in Europe was starting to stabilize, buoying the financial markets. However, investors grew risk-averse in the second quarter, as U.S. economic momentum faded and the sovereign debt crisis in Europe deepened. In the summer, markets benefited, as investors correctly anticipated more monetary stimulus measures in the United States and additional efforts in Europe to address the sovereign debt crisis. The ECB subsequently pledged to do whatever was necessary to save the euro and outlined an aggressive government bond repurchase program to help fiscally strapped eurozone countries. In the United States, the Fed announced a third round of U.S. quantitative easing — involving the open-ended purchase of agency mortgage-backed securities — along with plans to keep short-term interest rates near zero through mid-2015. Markets retreated late in the period amid mounting worries over the U.S. presidential election and looming fiscal cliff.

Low interest rates and central bank intervention helped the S&P 500 Index2 close the period with a 15.21% gain, while the MSCI World Index was up 9.45%. Fixed-income markets also moved solidly higher, with the Barclays Capital U.S. Aggregate Index climbing 5.25%. Longer-term bonds and higher-risk assets did especially well. For the year, the BofA Merrill Lynch U.S. High Yield Index returned 13.18%, compared to 3.53% for the Barclays Capital U.S. Government Bond Index.

Fund Performance

For the fiscal year ended October 31, 2012, Eaton Vance Multi-Strategy All Market Fund’s (the Fund) Class A shares had a total return of 5.44% at net asset value (NAV), outperforming the 5.25% gain of its primary benchmark, the Barclays Capital U.S. Aggregate Index (the Index). Nearly all of the Fund’s underlying Portfolios contributed positively to performance.

The Fund’s biggest contributions to performance versus the Index came from the Floating Rate Portfolio, whose focus is floating-rate loans, and the Boston Income Portfolio, which invests in high-yield bonds. At period-end, nearly half of the Fund’s assets were in these two Portfolios, which gained as investors flocked to the higher-yields of securities issued by below-investment-grade companies. In addition, prices on floating-rate and high-yield issues appreciated, as credit spreads—the difference between the yields on lower- and higher-quality bonds—tightened. Both sectors also benefited from investors’ growing appetite for risk in the wake of central bank initiatives.

Foreign exposure further aided results versus the Index, led by an allocation to the Global Macro Absolute Return Advantage Portfolio, which focuses on long and short positions in sovereign debt and currencies around the world. The Portfolio gained in part due to foreign currencies appreciating against the U.S. dollar. To a lesser extent, the Fund’s stake in the option absolute return strategy within the MSAM Completion Portfolio contributed to performance versus the Index. The strategy, which involves a series of put and call option spread combinations on the S&P 500 Index, performed well during a period of relatively low market volatility.

Conservative positioning within the Fund’s targeted volatility range detracted from performance versus the Index, despite the strong performance of credit markets relative to equities. During the year, the Fund reduced weightings in both the option absolute return strategy within the MSAM Completion Portfolio and in the Boston Income Portfolio, while adding to the lower-risk, market-neutral Parametric Structured Absolute Return Portfolio as well as to the Floating Rate Portfolio. Last spring, the Fund eliminated a small stake in the diversified currency income strategy. The timing worked well, as the Fund was out of the strategy—which was invested more heavily in emerging-market than developed-market currencies—before the market downturn in May 2012 caused investors to flee emerging markets. Adding modestly to government bonds and establishing a small position in gold had little impact on performance. The Fund lost ground by owning S&P 500 Index put options within the MSAM Completion Portfolio, purchased to reduce overall portfolio risk. The cost of owning the contracts detracted from performance versus the Index, as stocks rallied.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Performance2,3

Portfolio Managers Jeffrey A. Rawlins, CFA, Dan R. Strelow, CFA, Justin H. Bourgette, CFA and Thomas A. Shively

% Cumulative Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	10/31/2011	5.44%	5.44%
Class A with 4.75% Maximum Sales Charge	—	0.42	0.42
Class C at NAV	10/31/2011	4.46	4.46
Class C with 1% Maximum Sales Charge	—	3.46	3.46
Class I at NAV	10/31/2011	5.61	5.61
Barclays Capital U.S. Aggregate Index	10/31/2011	5.25%	5.25%
MSCI All Country World Index	10/31/2011	8.55	8.55

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
	1.35%	2.10%	1.10%

Performance of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/31/2011	$10,446	$10,346
Class I	$250,000	10/31/2011	$264,025	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Fund Profile5

Portfolio Allocation (% of net assets)

International Income Portfolio amount is less than 0.05% of portfolio allocation.

See Endnotes and Additional Disclosures in this report.

Fund Weightings (% of net assets)[6]

Absolute Return Strategies	46.1%
Global Macro Portfolio	7.9
Global Macro Absolute Return Advantage Portfolio	18.1
Parametric Structured Absolute Return Portfolio	15.1
Option Absolute Return Strategy*	5.0

Income Strategies	52.8%
Government Obligations Portfolio	4.9
Floating Rate Portfolio	30.3
Boston Income Portfolio	17.6

Other	1.1%
Equity Options*	-0.0
Gold**	1.1

Cash & Cash Equivalents*	4.8%

*Held	in MSAM Completion Portfolio. Amount is less than 0.05%.
**Gold	held in a wholly-owned subsidiary of the Fund.

4

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Barclays Capital U.S. Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolios.

[6]	Economic value is shown for derivatives holdings and, thus, total will not add to 100%.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,026.90	$7.49	**	1.47%
Class C	$1,000.00	$1,021.00	$11.33	**	2.23%
Class I	$1,000.00	$1,027.40	$6.22	**	1.22%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.46	**	1.47%
Class C	$1,000.00	$1,013.90	$11.29	**	2.23%
Class I	$1,000.00	$1,019.00	$6.19	**	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Portfolio of Investments

Investments in Affiliated Portfolios		Value	% of Net Assets

Boston Income Portfolio (identified cost, $14,310,724)		$14,786,587	17.6%
Floating Rate Portfolio (identified cost, $25,216,206)		25,422,437	30.3
Global Macro Absolute Return Advantage Portfolio (identified cost, $15,404,028)		15,208,468	18.1
Global Macro Portfolio (identified cost, $6,768,551)		6,684,625	7.9
Government Obligations Portfolio (identified cost, $4,090,985)		4,115,745	4.9
International Income Portfolio (identified cost, $522)		1	0.0 (1)
MSAM Completion Portfolio (identified cost, $3,920,717)		3,924,517	4.7
Parametric Structured Absolute Return Portfolio (identified cost, $12,303,879)		12,698,281	15.1

Total Investments in Affiliated Portfolios (identified cost $82,015,612)		$82,840,661	98.6%

Exchange-Traded Funds

Description	Shares	Value	% of Net Assets
SPDR Gold Trust(2)	5,400	$901,044	1.1%

Total Exchange-Traded Funds (identified cost $812,781)		$901,044	1.1%

Total Investments (identified cost $82,828,393)		$83,741,705	99.7%

Other Assets, Less Liabilities		$275,193	0.3%

Net Assets		$84,016,898	100.0%

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Affiliated investments, at value (identified cost, $82,015,612)	$82,840,661
Unaffiliated investments, at value (identified cost, $812,781)	901,044
Cash	177,720
Receivable for Fund shares sold	422,636
Receivable from affiliate	53,246
Total assets	$84,395,307

Liabilities
Payable for Fund shares redeemed	$284,430
Distributions payable	20
Payable to affiliates:
Investment adviser fee	561
Distribution and service fees	17,611
Trustees’ fees	42
Accrued expenses	75,745
Total liabilities	$378,409
Net Assets	$84,016,898

Sources of Net Assets
Paid-in capital	$83,124,659
Accumulated net realized loss	(244,345)
Accumulated undistributed net investment income	223,272
Net unrealized appreciation	913,312
Total	$84,016,898

Class A Shares
Net Assets	$82,415,455
Shares Outstanding	8,099,257
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.18
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.69

Class C Shares
Net Assets	$14,724
Shares Outstanding	1,448
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.17

Class I Shares
Net Assets	$1,586,719
Shares Outstanding	156,034
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.17

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $3,011)	$2,535,194
Dividends allocated from affiliated Portfolios (net of foreign taxes, $13,687)	176,793
Expenses allocated from affiliated Portfolios	(623,825)
Total investment income	$2,088,162

Expenses
Investment adviser and administration fee	$2,933
Distribution and service fees
Class A	129,569
Class C	120
Trustees’ fees and expenses	542
Custodian fee	32,325
Transfer and dividend disbursing agent fees	33,861
Legal and accounting services	64,031
Printing and postage	22,705
Registration fees	90,251
Miscellaneous	10,051
Total expenses	$386,388
Deduct —
Allocation of expenses to affiliate	$197,398
Reduction of custodian fee	54
Total expense reductions	$197,452

Net expenses	$188,936

Net investment income	$1,899,226

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions from affiliated Fund	$3,384
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions (including a gain of $119 from precious metals)	(574,979)
Written options	391,647
Securities sold short	27,637
Futures contracts	(309,831)
Swap contracts	(134,163)
Forward commodity contracts	(16,305)
Foreign currency and forward foreign currency exchange contract transactions	605,654
Net realized loss	$(6,956)
Change in unrealized appreciation (depreciation) —
Unaffiliated investments	$88,263
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments (including net decrease of $28,503 from precious metals)	1,316,437
Written options	87,419
Securities sold short	(146,298)
Futures contracts	51,180
Swap contracts	(262,900)
Forward commodity contracts	13,922
Foreign currency and forward foreign currency exchange contracts	(234,711)
Net change in unrealized appreciation (depreciation)	$913,312

Net realized and unrealized gain	$906,356

Net increase in net assets from operations	$2,805,582

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2012	Period Ended October 31, 2011(1)
From operations —
Net investment income	$1,899,226	$—
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(6,956)	—
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	913,312	—
Net increase in net assets from operations	$2,805,582	$—
Distributions to shareholders —
From net investment income
Class A	$(1,259,138)	$—
Class C	(222)	—
Class I	(178,726)	—
From net realized gain
Class A	(555,553)	—
Class C	(99)	—
Class I	(9,160)	—
Total distributions to shareholders	$(2,002,898)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$107,983,784	$10,000
Class C	4,455	10,000
Class I	1,626,332	9,980,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,812,687	—
Class C	51	—
Class I	26,805	—
Cost of shares redeemed
Class A	(28,117,343)	—
Class C	(19)	—
Class I	(10,122,538)	—
Net increase in net assets from Fund share transactions	$73,214,214	$10,000,000

Net increase in net assets	$74,016,898	$10,000,000

Net Assets
At beginning of period	$10,000,000	$—
At end of period	$84,016,898	$10,000,000

Accumulated undistributed net investment income included in net assets
At end of period	$223,272	$—

(1)	The Fund commenced operations on October 31, 2011.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Financial Highlights

Class A
Year Ended October 31, 2012
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.335
Net realized and unrealized gain	0.199

Total income from operations	$0.534

Less Distributions
From net investment income	$(0.286)
From net realized gain	(0.068)

Total distributions	$(0.354)

Net asset value — End of year	$10.180

Total Return(2)	5.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$82,415
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.46%
Net investment income	3.32%
Portfolio Turnover of the Fund(6)	65%
Portfolio Turnover of Boston Income Portfolio	64%
Portfolio Turnover of Floating Rate Portfolio	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%
Portfolio Turnover of Global Macro Portfolio	39%
Portfolio Turnover of Government Obligations Portfolio	26%
Portfolio Turnover of International Income Portfolio	37%
Portfolio Turnover of MSAM Completion Portfolio	0%
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%

Class A commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.34% of average daily net assets for the year ended October 31, 2012). Absent this subsidy, total return would have been lower.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Financial Highlights — continued

Class C
Year Ended October 31, 2012
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.247
Net realized and unrealized gain	0.192

Total income from operations	$0.439

Less Distributions
From net investment income	$(0.201)
From net realized gain	(0.068)

Total distributions	$(0.269)

Net asset value — End of year	$10.170

Total Return(2)	4.46%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.17%
Net investment income	2.46%
Portfolio Turnover of the Fund(6)	65%
Portfolio Turnover of Boston Income Portfolio	64%
Portfolio Turnover of Floating Rate Portfolio	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%
Portfolio Turnover of Global Macro Portfolio	39%
Portfolio Turnover of Government Obligations Portfolio	26%
Portfolio Turnover of International Income Portfolio	37%
Portfolio Turnover of MSAM Completion Portfolio	0%
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%

Class C commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.38% of average daily net assets for the year ended October 31, 2012). Absent this subsidy, total return would have been lower.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Financial Highlights — continued

Class I
Year Ended October 31, 2012
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.355
Net realized and unrealized gain	0.195

Total income from operations	$0.550

Less Distributions
From net investment income	$(0.312)
From net realized gain	(0.068)

Total distributions	$(0.380)

Net asset value — End of year	$10.170

Total Return(2)	5.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,587
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.10%
Net investment income	3.54%
Portfolio Turnover of the Fund(6)	65%
Portfolio Turnover of Boston Income Portfolio	64%
Portfolio Turnover of Floating Rate Portfolio	42%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	91%
Portfolio Turnover of Global Macro Portfolio	39%
Portfolio Turnover of Government Obligations Portfolio	26%
Portfolio Turnover of International Income Portfolio	37%
Portfolio Turnover of MSAM Completion Portfolio	0%
Portfolio Turnover of Parametric Structured Absolute Return Portfolio	22%

Class I commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser and administrator subsidized certain operating expenses (equal to 0.43% of average daily net assets for the year ended October 31, 2012). Absent this subsidy, total return would have been lower.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Strategy All Market Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following eight portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, International Income Portfolio, MSAM Completion Portfolio and Parametric Structured Absolute Return Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio, International Income Portfolio, MSAM Completion Portfolio and Parametric Structured Absolute Return Portfolio (0.3%, 0.3%, 1.3%, 0.1%, 0.3%, less than 0.05%, 99.9% and 4.8%, respectively, at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance AM Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $1,056,631 or 1.3% of the Fund’s consolidated net assets. The accompanying Consolidated Financial Statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific

14

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements — continued

settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate swaps, cross-currency swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Government Obligations Portfolio and International Income Portfolio are as follows: Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

15

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements — continued

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date. Realized gains and losses on investments sold are determined on the basis of identified cost.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended October 31, 2012 was as follows:

Year Ended October 31, 2012

Distributions declared from:
Ordinary income	$1,662,148
Long-term capital gains	$340,750

During the year ended October 31, 2012, accumulated net realized loss was decreased by $327,423, accumulated undistributed net investment income was decreased by $237,868 and paid-in capital was decreased by $89,555 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, paydown gain (loss), futures contracts, option contracts, premium amortization, tax accounting for straddle transactions, a Portfolio’s investment in a subsidiary, investment in passive foreign investment companies (PFICs), investment in partnerships, defaulted bond interest, and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

16

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements — continued

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$72,624
Net unrealized appreciation	$819,635
Other temporary differences	$(20)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to tax accounting for straddle transactions, wash sales, futures contracts, swap contracts, foreign currency transactions, premium amortization, partnership allocations, defaulted bond interest, option contracts, investment in PFICs and the timing of recognizing distributions to shareholders.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM, as compensation for investment advisory and administrative services rendered to the Fund and the Subsidiary. The fee is computed at an annual rate of 0.615% of the Fund’s consolidated average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million or more, the annual fee is reduced. To the extent the Fund’s assets are invested in other investment companies managed by EVM or its affiliates, the Fund is allocated its share of such investment companies’ investment adviser fee. For the year ended October 31, 2012, the Fund’s allocated portion of the investment adviser fee paid by the Portfolios totaled $406,899 and the investment adviser and administration fee paid by the Fund on Investable Assets amounted to $2,933. For the year ended October 31, 2012, the Fund’s investment adviser and administration fee, including the investment adviser fee allocated from the Portfolios, was 0.72% of the Fund’s average daily net assets.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and including management fees and other expenses associated with the Fund’s investment in an affiliated investment fund) exceed 1.35%, 2.10%, and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $197,398 of the Fund’s operating expenses for the year ended October 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $757 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $660 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations aggregated $5,556,431 and $4,747,034, respectively, for the year ended October 31, 2012.

5  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$812,781

Gross unrealized appreciation	$88,263
Gross unrealized depreciation	—

Net unrealized appreciation	$88,263

6  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $129,569 for Class A shares.

17

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2012, the Fund paid or accrued to EVD $90 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2012 amounted to $30 for Class C shares.

7  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

8  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$24,672,390	$11,258,129
Floating Rate Portfolio	28,267,123	3,721,848
Global Macro Absolute Return Advantage Portfolio	18,060,195	3,241,223
Global Macro Portfolio	8,016,770	1,438,991
Government Obligations Portfolio	4,910,082	875,660
International Income Portfolio	583,925	587,585
MSAM Completion Portfolio	14,708,478	10,775,147
Parametric Structured Absolute Return Portfolio	13,617,407	1,000,000

9  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	10,702,295	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	179,745	—
Redemptions	(2,783,783)	—

Net increase	8,098,257	1,000

Class C	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	445	1,000
Issued to shareholders electing to receive payments of distributions in Fund shares	5	—
Redemptions	(2)	—

Net increase	448	1,000

18

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Consolidated Notes to Financial Statements — continued

Class I	Year Ended October 31, 2012	Period Ended October 31, 2011(1)

Sales	161,134	998,000
Issued to shareholders electing to receive payments of distributions in Fund shares	2,657	—
Redemptions	(1,005,757)	—

Net increase (decrease)	(841,966)	998,000

(1)	The Fund commenced operations on October 31, 2011.

At October 31, 2012, accounts advised by EVM owned 65.1% of the value of the outstanding shares of the Fund.

10  Affiliated Investment Funds

Transactions with affiliated investment funds for the year ended October 31, 2012 were as follows:

Fund	Value, beginning of period	Cost of purchases	Proceeds from sales	Investment income	Realized gain (loss)	Value, end of period

Parametric Option Absolute Return Strategy Fund, Class I	$—	$4,743,650	$4,747,034	$—	$3,384	$—

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the Fund’s investment and investments in the Portfolios were valued based on Level 1 inputs. The Fund held no investments as of October 31, 2011, the date it commenced operations.

19

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy All Market Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Multi-Strategy All Market Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the consolidated portfolio of investments as of October 31, 2012, and the related consolidated statement of operations and the consolidated financial highlights for the year then ended and the consolidated statements of changes in net assets for the year then ended and for the period of the start of business commencing on and ending on October 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit procedures include confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy All Market Fund and subsidiary as of October 31, 2012, and the results of their operations and financial highlights for the year then ended and the changes in their net assets for the year then ended and for the period of the start of business commencing on and ending on October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 27, 2012

20

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2012, $754,124 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

22

Eaton Vance

Multi-Strategy All Market Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5796-12/12	MSAMSRC

Eaton Vance Parametric Structured Absolute Return Fund Annual Report October 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report October 31, 2012

Eaton Vance

Parametric Structured Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 55

Federal Tax Information	16

Management and Organization	56

Important Notices	59

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period began, investors appeared to worry about intensifying debt problems in Europe, high U.S. unemployment and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. The MSCI World Index,2 a broad measure of global equity market performance, was relatively flat in November 2011.

Beginning in mid-December 2011, however, an equity rally took hold and continued into early April 2012. U.S. stocks were generally fueled by stronger economic growth and falling unemployment. European stocks continued to underperform U.S. issues, but nonetheless moved higher, aided by the Long-Term Refinancing Operation announced by the European Central Bank (ECB) and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the third annual mid-year economic slowdown arrived. As U.S. stock prices decreased, stock prices overseas fell even harder. Contributing factors included renewed concerns over Europe and slowing growth in China.

But despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, global equities moved upward intermittently from June through mid-October 2012. Hunting for yield in a low interest-rate environment, investors were driven to stocks that offered higher yields than bonds. Ongoing action by the ECB also helped the market, particularly the Outright Monetary Transactions program to support sovereign debt.

Additional factors led U.S. stocks to generally outperform their non-U.S. counterparts. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Finally, in an increasingly global marketplace, a case could be made that the U.S. market was relatively attractive versus many other world markets for much of the period. Amid ongoing European turmoil and a slowdown in Chinese growth, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly); a liquid, transparent and generally well-regulated market; and an opportunity to find companies with large cash reserves and solid profit growth.

In the final weeks of the period, however, stocks gave back some of their gains as the market seemed to have come full circle; amid uncertainty about the upcoming U.S. elections, investors once again worried about a Congressional deadlock on tax policy — an impasse that has left the United States rushing toward a fiscal cliff that could drag down the U.S. and global economies.

During the 12-month period, foreign currency values relative to the U.S. dollar demonstrated great disparity, depending on geographical region and perceived economic strength. Developed currencies tied to Europe’s economic crisis generally fell, while currencies associated with the more fiscally stable dollar bloc countries (Australian, New Zealand and Canadian Dollar) generally experienced mild appreciation. Meanwhile, the commodities market, as measured by the Dow Jones-UBS Commodity Index Total Return, fell. While the grains sector rallied strongly, those gains were more than offset by large declines in the softs sector (e.g., coffee, cotton and sugar) and by the continuing collapse in the value of natural gas.

Fund Performance

For the fiscal year ended October 31, 2012, Parametric Structured Absolute Return Fund (the Fund) had a total return of 1.40% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), returned 0.08% during the period.

The Fund consisted of five substrategies representing regional equities, currencies and commodities. Each substrategy targeted a complete hedge against primary market exposure or beta neutrality on a stand-alone basis with the most relevant liquid benchmark. Beta is a measure of the volatility of a security or portfolio in relation to the market as a whole. In order of contribution to the Fund’s performance versus the Index during the period, the five substrategies were:

1) Structured U.S. equities hedged with the S&P 500 Index; 2) Structured Emerging Markets Core equities hedged with MSCI Emerging Markets Index; 3) Structured International equities hedged with MSCI EAFE Index; 4) Structured Commodities hedged with the Dow Jones-UBS Commodity Index Total Return; and 5) Structured Developed Currencies hedged with the U.S. Dollar Index. All five substrategies contributed positively to Fund performance versus the Index.

The Structured U.S. equities substrategy benefited from a structural low-volatility focus and particularly selection within the energy sector, while underweights to mega-cap stocks and to the financials sector detracted from Fund performance versus the Index.

The Structured Emerging Markets Core equities substrategy benefited from a structural underweight to Brazil, while a structural underweight to China was the largest detractor from Fund performance versus the Index.

The Structured International equities substrategy benefited from both a large underweight to Japan and low-volatility-focused security selection within that country. Overweights to Spain and Italy were among the largest detractors from Fund performance versus the Index.

The Structured Commodities substrategy benefited from an underweight to natural gas and an overweight to gasoline, while an underweight to soybeans was the largest detractor from Fund performance versus the Index.

The Structured Developed Currencies substrategy benefited primarily from the euro’s loss of value, while detractors from Fund performance versus the Index were generally modest, led by the appreciation of the Israeli shekel — both relative to other developed currencies.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Performance2,3

Portfolio Managers David Stein, Ph.D and Thomas Seto, each of Parametric Portfolio Associates LLC

% Cumulative Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	12/09/2011	—	1.40%
Class A with 4.75% Maximum Sales Charge	—	—	–3.43
Class I at NAV	10/31/2011	1.60%	1.60
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	10/31/2011	0.08%	0.08%

% Total Annual Operating Expense Ratios[4]		Class A	Class I
Gross		1.70%	1.45%
Net		1.55	1.30

Performance of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Performance of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class A	$10,000	12/09/2011	$10,140	$9,657

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones-UBS Commodity Index Total Return is composed of futures contracts on physical commodities traded on U.S. exchanges. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. S&P 500 Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. U.S. Dollar Index is a measure of the value of the United States dollar relative to a basket of other developed-market currencies. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 2/28/13. Without the reimbursement, performance would have been lower.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. References to investments are to the Portfolio’s holdings.

[6]	Market Neutral reflects both long and short positions for each strategy.

[7]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statement of Assets and Liabilities for details.

Fund profile subject to change due to active management.

5

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (5/1/12)	Ending Account Value (10/31/12)	Expenses Paid During Period* (5/1/12 – 10/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.00	$7.82	**	1.55%
Class I	$1,000.00	$1,007.90	$6.56	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.86	**	1.55%
Class I	$1,000.00	$1,018.60	$6.60	**	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Statement of Assets and Liabilities

Assets	October 31, 2012
Investment in Parametric Structured Absolute Return Portfolio, at value (identified cost, $59,958,843)	$61,381,823
Receivable for Fund shares sold	157,894
Receivable from affiliates	47,727
Total assets	$61,587,444

Liabilities
Payable for Fund shares redeemed	$210,881
Payable to affiliates:
Distribution and service fees	8,307
Trustees’ fees	42
Accrued expenses	41,349
Total liabilities	$260,579
Net Assets	$61,326,865

Sources of Net Assets
Paid-in capital	$61,059,546
Accumulated net realized loss from Portfolio	(1,456,250)
Accumulated undistributed net investment income	300,589
Net unrealized appreciation from Portfolio	1,422,980
Total	$61,326,865

Class A Shares
Net Assets	$45,443,842
Shares Outstanding	4,482,955
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.14
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.65

Class I Shares
Net Assets	$15,883,023
Shares Outstanding	1,563,176
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $26,031)	$335,993
Interest allocated from Portfolio	10,455
Expenses allocated from Portfolio	(254,612)
Total investment income from Portfolio	$91,836

Expenses
Distribution and service fees
Class A	$28,098
Trustees’ fees and expenses	542
Custodian fee	16,081
Transfer and dividend disbursing agent fees	23,376
Legal and accounting services	27,524
Printing and postage	25,068
Registration fees	70,427
Miscellaneous	8,952
Total expenses	$200,068
Deduct —
Allocation of expenses to affiliates	$160,311
Total expense reductions	$160,311

Net expenses	$39,757

Net investment income	$52,079

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$307,964
Financial futures contracts	(1,395,212)
Swap contracts	(281,628)
Foreign currency and forward foreign currency exchange contract transactions	161,136
Net realized loss	$(1,207,740)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $62)	$897,801
Financial futures contracts	763,243
Swap contracts	(253,615)
Foreign currency and forward foreign currency exchange contracts	15,551
Net change in unrealized appreciation (depreciation)	$1,422,980

Net realized and unrealized gain	$215,240

Net increase in net assets from operations	$267,319

8	See Notes to Financial Statements.

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2012	Period Ended October 31, 2011(1)
From operations —
Net investment income	$52,079	$—
Net realized loss from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(1,207,740)	—
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	1,422,980	—
Net increase in net assets from operations	$267,319	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$50,716,001	$—
Class I	15,284,436	1,000,000
Cost of shares redeemed
Class A	(5,374,626)	—
Class I	(566,265)	—
Net increase in net assets from Fund share transactions	$60,059,546	$1,000,000

Net increase in net assets	$60,326,865	$1,000,000

Net Assets
At beginning of period	$1,000,000	$—
At end of period	$61,326,865	$1,000,000

Accumulated undistributed net investment income included in net assets
At end of period	$300,589	$—

(1)	The Fund commenced operations on October 31, 2011.

9	See Notes to Financial Statements.

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Financial Highlights

	Class A
	Period Ended October 31, 2012(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.003)
Net realized and unrealized gain	0.143

Total income from operations	$0.140

Net asset value — End of period	$10.140

Total Return(3)	1.40	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,444
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.55	%(7)(8)
Net investment loss	(0.03	)%(8)
Portfolio Turnover of the Portfolio	22	%(9)

(1)	For the period from commencement of operations, December 9, 2011, to October 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio subsidized certain operating expenses and the investment adviser and administrator of the Fund subsidized certain operating expenses (equal to 0.84% of average daily net assets for the period ended October 31, 2012). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would have been lower.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2012.

10	See Notes to Financial Statements.

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Financial Highlights — continued

	Class I
	Year Ended October 31, 2012
Net asset value — Beginning of year	$10.000

Income (Loss) From Operations
Net investment income(1)	$0.062
Net realized and unrealized gain	0.098

Total income from operations	$0.160

Net asset value — End of year	$10.160

Total Return(2)	1.60%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,883
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.30	%(5)
Net investment income	0.62%
Portfolio Turnover of the Portfolio	22%

The Fund commenced operations on October 31, 2011. Financial Highlights for the period ended October 31, 2011 are not presented as there was no investment activity, distributions or change in net asset value per share in the period.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio subsidized certain operating expenses and the investment adviser and administrator of the Fund subsidized certain operating expenses (equal to 0.84% of average daily net assets for the year ended October 31, 2012). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would have been lower.

11	See Notes to Financial Statements.

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Parametric Structured Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on October 31, 2011. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Parametric Structured Absolute Return Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (23.3% at October 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $668,417 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

12

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2012, accumulated net realized loss was increased by $248,510 and accumulated undistributed net investment income was increased by $248,510 due to differences between book and tax accounting, primarily for swap contracts, investment in the Subsidiary, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$308,441
Deferred capital losses	$(668,417)
Net unrealized appreciation	$627,295

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, foreign currency transactions and investments in PFICs.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, EVM pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser and administration fee for sub-advisory services provided to the Fund. For the year ended October 31, 2012, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.55% and 1.30% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM and Parametric were allocated $160,311 in total of the Fund’s operating expenses for the year ended October 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2012, EVM earned $1,128 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2012 amounted to $28,098 for Class A shares.

13

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2012, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended October 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $63,855,794 and $2,781,047, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2012(1)

Sales	5,014,015
Redemptions	(531,060)

Net increase	4,482,955

Class I	Year Ended October 31, 2012	Period Ended October 31, 2011(2)

Sales	1,519,088	100,000
Redemptions	(55,912)	—

Net increase	1,463,176	100,000

(1)	Class A commenced operations on December 9, 2011.
(2)	Class I commenced operations on October 31, 2011.

At October 31, 2012, an EVM retirement plan, accounts advised by EVM and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate approximately 77% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Parametric Structured Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Parametric Structured Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2012, and the related statement of operations and financial highlights for the year then ended, and the statements of changes in net assets for the year then ended and for the period of the start of business commencing on and ending on October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Structured Absolute Return Fund as of October 31, 2012, and the related statement of operations and financial highlights for the year then ended, and the statements of changes in net assets for the year then ended and for the period of the start of business commencing on and ending on October 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

15

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  The Fund designates approximately $307,266, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

16

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments

Common Stocks — 57.4%

Security	Shares	Value

Australia — 1.3%
AGL Energy, Ltd.	9,948	$150,024
Amcor, Ltd.	42,414	347,468
APA Group	5,836	31,237
Australia and New Zealand Banking Group, Ltd.	7,126	187,993
BHP Billiton, Ltd.	7,559	267,629
Centro Retail Australia	13,790	30,746
CFS Retail Property Trust Group	14,691	29,767
Coca-Cola Amatil, Ltd.	7,496	104,582
Commonwealth Bank of Australia	6,130	367,098
Computershare, Ltd.	3,083	27,764
Crown, Ltd.	3,077	31,013
CSL, Ltd.	3,282	161,870
GPT Group	19,590	72,343
Harvey Norman Holdings, Ltd.	17,218	34,011
James Hardie Industries SE CDI	3,210	30,706
Metcash, Ltd.	5,337	20,273
National Australia Bank, Ltd.	6,574	175,688
Newcrest Mining, Ltd.	566	15,610
Orica, Ltd.	8,030	209,172
Origin Energy, Ltd.	13,116	154,390
OZ Minerals, Ltd.	4,155	35,255
Rio Tinto, Ltd.	3,175	187,184
Sydney Airport	9,194	32,338
Tabcorp Holdings, Ltd.	6,320	18,612
Tatts Group, Ltd.	6,146	17,850
Telstra Corp., Ltd.	28,826	123,880
Transurban Group	31,140	196,542
Wesfarmers, Ltd.	728	26,244
Westfield Group	2,794	30,885
Westfield Retail Trust	9,680	31,083
Westpac Banking Corp.	6,498	171,794
Woodside Petroleum, Ltd.	1,713	61,079
Woolworths, Ltd.	5,596	170,688

		$3,552,818

Austria — 0.3%
Andritz AG	496	$29,888
Immofinanz AG(1)	19,776	76,445
OMV AG	6,899	252,471
Raiffeisen Bank International AG	6,252	250,429
Telekom Austria AG	3,434	21,634
Verbund AG	3,498	81,565
Vienna Insurance Group	448	19,250

		$731,682

Security	Shares	Value

Belgium — 0.7%
Anheuser-Busch InBev NV	8,589	$718,307
Belgacom SA	6,195	181,118
Colruyt SA	3,740	170,986
Delhaize Group SA	682	26,112
Groupe Bruxelles Lambert SA	3,417	252,617
Mobistar SA	842	22,265
Solvay SA	1,339	161,218
UCB SA	2,896	169,148
Umicore SA	2,839	145,892

		$1,847,663

Brazil — 1.4%
AES Tiete SA, PFC Shares	3,300	$37,484
All America Latina Logistica SA (Units)	11,200	50,953
Banco do Brasil SA	13,000	138,702
Banco Santander Brasil SA ADR	16,000	108,800
BM&F Bovespa SA	22,200	142,094
BR Malls Participacoes SA	7,900	103,853
Bradespar SA, PFC Shares	2,500	36,927
CCX Carvao da Colombia SA(1)	1,500	1,625
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	5,400	42,938
Cia de Companhia de Concessoes Rodoviarias (CCR)	12,900	113,436
Cia de Saneamento Basico do Estado de Sao Paulo ADR	700	58,807
Cia de Saneamento de Minas Gerais SA ADR	7,200	86,328
Cia de Saneamento de Minas Gerais-Copasa MG	1,500	35,405
Cia Energetica de Sao Paulo, PFC Shares	4,800	43,130
Cia Hering	4,100	94,191
Cia Paranaense de Energia ADR	2,500	36,900
Cia Siderurgica Nacional SA ADR	7,900	42,976
Cielo SA	4,020	99,458
CPFL Energia SA ADR	2,100	48,909
Diagnosticos da America SA	11,900	79,097
Embraer SA ADR	2,000	55,820
Estacio Participacoes SA	4,600	87,649
Gerdau SA ADR	6,800	59,772
Iochpe-Maxion SA	2,500	30,649
Itau Unibanco Holding SA ADR, PFC Shares	17,900	260,982
Light SA	2,200	23,667
Lojas Americanas SA, PFC Shares	11,865	99,311
Lojas Renner SA	3,500	129,588
Marcopolo SA, PFC Shares	5,700	33,425
MPX Energia SA(1)	4,500	23,773
Natura Cosmeticos SA	4,000	106,644
OGX Petroleo e Gas Participacoes SA(1)	13,100	30,379
Oi SA ADR	18,499	73,996
PDG Realty SA Empreendimentos e Participacoes	56,300	94,801

17	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Brazil (continued)
Petroleo Brasileiro SA ADR	20,100	$426,321
Raia Drogasil SA	7,800	85,832
Randon Participacoes SA, PFC Shares	3,400	17,979
Tim Participacoes SA ADR	2,900	50,402
Totvs SA	2,000	40,669
Tractebel Energia SA	2,900	49,974
Ultrapar Participacoes SA	2,900	60,826
Vale SA ADR	18,500	338,920
Weg SA	3,600	41,352

		$3,624,744

Chile — 0.7%
Administradora de Fondos de Pensiones Provida SA	5,100	$36,166
Aguas Andinas SA, Series A	57,700	38,722
Antarchile SA, Series A	3,000	47,044
Banco de Chile	671,209	100,148
Banco de Credito e Inversiones	1,213	78,152
Banco Santander Chile SA ADR	4,156	113,002
Cap SA	1,500	51,710
Cencosud SA	18,600	101,514
Cia Cervecerias Unidas SA	2,400	34,916
Cia Cervecerias Unidas SA ADR	200	14,186
Cia General de Electricidad SA	6,200	31,957
Colbun SA(1)	111,100	30,997
Corpbanca SA	3,255,600	42,594
Embotelladora Andina SA, Class B, PFC Shares	4,800	30,327
Empresa Nacional de Electricidad SA	52,100	83,865
Empresa Nacional de Electricidad SA ADR	400	19,148
Empresas CMPC SA	24,300	93,180
Empresas Copec SA	8,500	121,931
Enersis SA	212,300	72,671
Enersis SA ADR	1,100	18,634
ENTEL SA	2,300	46,846
Latam Airlines Group SA	3,700	90,779
Latam Airlines Group SA ADR	1,300	32,227
Parque Arauco SA	19,300	44,083
Ripley Corp. SA	17,800	16,796
S.A.C.I. Falabella SA	17,100	175,389
Salfacorp SA	14,400	33,999
Sigdo Koppers SA	16,400	39,368
Sociedad Quimica y Minera de Chile SA, Series B ADR	1,700	98,345
Sonda SA	18,800	57,594
Vina Concha y Toro SA	16,500	33,367

		$1,829,657

Security	Shares	Value

China — 2.1%
AAC Technologies Holdings, Inc.	18,000	$64,436
Agricultural Bank of China, Ltd., Class H	268,000	115,127
Air China, Ltd., Class H	80,000	56,525
Anhui Conch Cement Co., Ltd., Class H	37,500	128,804
Baidu, Inc. ADR(1)	2,500	266,550
Bank of Communications, Ltd., Class H	146,000	104,094
Beijing Enterprises Holdings, Ltd.	8,000	51,670
Brilliance China Automotive Holdings, Ltd.(1)	48,000	59,310
BYD Co., Ltd., Class H(1)	8,000	15,701
China CITIC Bank Corp., Ltd., Class H	181,000	91,966
China Coal Energy Co., Class H	145,000	143,475
China Communications Construction Co., Ltd., Class H	72,000	67,389
China Construction Bank Corp., Class H	530,000	398,003
China Eastern Airlines Corp., Ltd., Class H(1)	132,000	45,853
China Life Insurance Co., Ltd., Class H	66,000	194,074
China Longyuan Power Group Corp., Class H	86,000	55,891
China Mengniu Dairy Co., Ltd.	18,000	54,435
China Merchants Bank Co., Ltd., Class H	52,500	97,546
China Merchants Holdings (International) Co., Ltd.	16,000	52,780
China Minsheng Banking Corp, Ltd., Class H	116,500	105,660
China Mobile, Ltd.	55,500	615,233
China National Building Material Co., Ltd., Class H	122,000	154,410
China Overseas Land & Investment, Ltd.	42,000	109,900
China Pacific Insurance (Group) Co., Ltd., Class H	32,400	101,227
China Resources Enterprise, Ltd.	16,000	52,148
China Resources Power Holdings Co., Ltd.	38,000	81,645
China Telecom Corp., Ltd., Class H	174,000	102,724
China Yurun Food Group, Ltd.(1)	47,000	34,287
Citic Pacific, Ltd.	30,000	38,099
Ctrip.com International, Ltd. ADR(1)	3,800	76,038
Digital China Holdings, Ltd.	32,000	53,559
Dongfeng Motor Group Co., Ltd., Class H	40,000	49,472
Focus Media Holding, Ltd. ADR	2,000	47,160
Guangdong Investment, Ltd.	52,000	42,514
Guangzhou Automobile Group Co., Ltd., Class H	60,000	41,085
Home Inns & Hotels Management, Inc. ADR(1)	1,100	32,395
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	110,200	96,687
Inner Mongolia Yitai Coal Co., Ltd., Class B	21,200	115,094
Jiangxi Copper Co., Ltd., Class H	55,000	141,314
Kunlun Energy Co., Ltd.	86,000	159,193
Lenovo Group, Ltd.	78,000	62,553
Lianhua Supermarket Holdings Ltd., Class H	21,000	16,949
Mindray Medical International, Ltd. ADR	800	27,208
NetEase.com, Inc. ADR(1)	1,100	59,400
New Oriental Education & Technology Group, Inc. ADR	7,100	119,706
NVC Lighting Holdings, Ltd.	63,000	16,605

18	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

China (continued)
Parkson Retail Group, Ltd.	41,000	$34,571
PICC Property & Casualty Co., Ltd., Class H	80,000	105,908
Ports Design, Ltd.	39,000	27,702
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	24,000	32,367
SINA Corp.(1)	1,300	71,019
Sino Biopharmaceutical, Ltd.	96,000	38,326
Sinopharm Group Co., Ltd., Class H	9,600	32,232
Sinotrans Shipping, Ltd.	74,000	18,185
Sohu.com, Inc.(1)	1,600	60,768
Sound Global, Ltd.	68,000	28,014
Suntech Power Holdings Co., Ltd. ADR(1)	74,500	60,345
Tingyi (Cayman Islands) Holding Corp.	22,000	65,319
Tsingtao Brewery Co., Ltd., Class H	8,000	43,156
Want Want China Holdings, Ltd.	61,000	83,047
Weichai Power Co., Ltd., Class H	15,200	53,586
WuXi PharmaTech (Cayman), Inc. ADR(1)	1,900	26,961
Yangzijiang Shipbuilding Holdings, Ltd.	61,000	44,985
Yanzhou Coal Mining Co., Ltd., Class H	86,000	128,194
Zhongsheng Group Holdings, Ltd.	17,000	21,832
ZTE Corp., Class H	37,400	52,440

		$5,644,851

Colombia — 0.4%
Almacenes Exito SA	6,100	$116,288
Banco de Bogota	1,300	38,679
Bancolombia SA ADR, PFC Shares	2,100	134,442
Cia Colombiana de Inversiones SA	14,300	42,546
Ecopetrol SA	55,100	163,937
Empresa de Energia de Bogota SA	29,900	21,383
Grupo Aval Acciones y Valores SA	56,100	39,814
Grupo Aval Acciones y Valores SA, PFC Shares	61,500	43,479
Grupo de Inversiones Suramericana	3,600	70,280
Grupo Nutresa SA	7,200	96,301
Grupo Odinsa SA	3,356	17,570
Interconexion Electrica SA	12,300	66,611
Inversiones Argos SA	4,700	53,728
Inversiones Argos SA, PFC Shares	2,500	27,842
ISAGEN SA ESP	31,400	44,055

		$976,955

Czech Republic — 0.3%
CEZ AS	12,000	$443,452
Komercni Banka AS	1,110	227,140
New World Resources PLC, Class A	15,550	66,709
Pegas Nonwovens SA	3,630	83,421
Unipetrol AS(1)	8,100	70,306

		$891,028

Security	Shares	Value

Denmark — 0.8%
A.P. Moller – Maersk A/S, Class A	17	$112,639
A.P. Moller – Maersk A/S, Class B	20	139,593
Carlsberg A/S, Class B	150	12,948
Coloplast A/S	1,437	315,200
Danske Bank A/S(1)	2,209	34,557
DSV A/S	6,961	156,581
Novo Nordisk A/S, Class B	4,709	754,925
Novozymes A/S, Class B	9,565	264,271
TDC A/S	6,980	48,125
Tryg A/S	1,451	94,741
William Demant Holding A/S(1)	978	84,112

		$2,017,692

Egypt — 0.4%
Alexandria Mineral Oils Co.	3,300	$42,106
Amer Group Holding(1)	188,800	22,262
Commercial International Bank	26,300	163,330
Eastern Tobacco	2,550	38,827
Egypt Kuwaiti Holding Co.	35,600	44,895
Egyptian Financial Group-Hermes Holding SAE(1)	25,300	48,293
Egyptian International Pharmaceutical Industrial Co.	6,300	40,447
El Sewedy Cables Holding Co.	2,000	8,709
Ezz Steel	23,000	38,422
Juhayna Food Industries	47,300	51,115
Orascom Construction Industries (OCI)	4,000	168,197
Orascom Telecom Holding SAE(1)	190,500	112,140
Orascom Telecom Media and Technology Holding SAE	173,500	17,035
Sidi Kerir Petrochemicals Co.	16,100	35,105
Talaat Moustafa Group(1)	57,300	44,781
Telecom Egypt	24,800	56,039

		$931,703

Finland — 0.6%
Elisa Oyj	6,836	$146,693
Fortum Oyj	5,542	102,571
Kesko Oyj, Class B	860	26,893
Kone Oyj, Class B	5,420	388,663
Nokia Oyj	17,747	47,713
Nokian Renkaat Oyj	3,771	157,050
Orion Oyj, Class B	5,086	125,846
Pohjola Bank PLC, Class A	3,625	49,450
Sampo Oyj	6,020	188,748
Stora Enso Oyj	7,820	49,466
UPM-Kymmene Oyj	1,212	13,013
Wartsila Oyj	4,418	178,918

		$1,475,024

19	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

France — 1.3%
Air Liquide SA	3,948	$466,069
Alcatel-Lucent(1)	131,667	134,627
Carrefour SA	2,148	51,876
Compagnie Generale des Etablissements Michelin, Class B	1,920	165,513
Dassault Systemes SA	1,901	200,563
Essilor International SA	1,948	175,658
Eutelsat Communications SA	3,857	123,504
France Telecom SA	3,371	37,679
GDF Suez	6,952	159,565
Iliad SA	189	29,124
Imerys SA	706	39,718
L’Oreal SA	4,264	543,436
LVMH Moet Hennessy Louis Vuitton SA	2,699	438,806
Natixis	8,696	28,541
PPR SA	148	26,091
Safran SA	2,605	103,767
Sanofi	2,359	207,185
SES SA	2,365	65,463
Societe BIC SA	1,002	122,268
Sodexo	875	67,406
Suez Environnement Co. SA	2,287	24,278
Thales SA	520	18,305
Total SA	1,640	82,607
Unibail-Rodamco SE	90	20,271

		$3,332,320

Germany — 1.3%
Adidas AG	1,161	$98,960
Bayerische Motoren Werke AG	2,599	207,779
Bayerische Motoren Werke AG, PFC Shares	1,948	107,916
Beiersdorf AG	2,859	207,991
Brenntag AG	228	28,769
Continental AG	775	78,004
Daimler AG	3,264	152,902
Deutsche Lufthansa AG	1,799	27,523
Deutsche Post AG	6,942	137,632
Deutsche Telekom AG	7,347	83,818
E.ON AG	1,092	24,859
Fraport AG	277	16,255
Fresenius Medical Care AG & Co. KGaA	261	18,339
Hannover Rueckversicherung AG	560	39,454
Henkel AG & Co. KGaA	1,706	110,462
Henkel AG & Co. KGaA, PFC Shares	2,203	176,147
Linde AG	2,164	364,163
Porsche Automobil Holding SE, PFC Shares	486	32,394
SAP AG	11,713	854,147

Security	Shares	Value

Germany (continued)
Siemens AG	2,409	$242,728
United Internet AG	5,941	118,891
Volkswagen AG	97	18,969
Volkswagen AG, PFC Shares	846	175,651

		$3,323,753

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. SA(1)	3,475	$74,424
OPAP SA	14,989	95,805

		$170,229

Hong Kong — 1.0%
Bank of East Asia, Ltd.	32,200	$118,748
BOC Hong Kong (Holdings), Ltd.	71,500	219,683
Cathay Pacific Airways, Ltd.	53,000	95,993
Cheung Kong Infrastructure Holdings, Ltd.	25,000	146,633
CLP Holdings, Ltd.	24,000	204,489
Hang Lung Group, Ltd.	5,000	29,457
Hang Seng Bank, Ltd.	27,000	414,167
Hong Kong & China Gas Co., Ltd.	117,800	313,473
Hopewell Holdings, Ltd.	23,500	84,781
Link REIT (The)	84,500	419,366
MTR Corp., Ltd.	40,500	157,455
Power Assets Holdings, Ltd.	38,500	327,155
Wing Hang Bank, Ltd.	6,500	68,847

		$2,600,247

Hungary — 0.3%
EGIS Pharmaceuticals PLC	340	$27,362
FHB Mortgage Bank Rt.(1)	3,500	7,621
Magyar Telekom Rt.	66,340	123,106
MOL Hungarian Oil & Gas Rt.	3,020	262,707
OTP Bank Rt.	13,220	251,939
Richter Gedeon Rt.	1,250	232,729

		$905,464

India — 0.1%
Dr. Reddy’s Laboratories, Ltd. ADR	1,500	$48,810
Infosys, Ltd. ADR	6,800	295,256

		$344,066

Indonesia — 0.7%
Adaro Energy Tbk PT	287,500	$40,773
AKR Corporindo Tbk PT	76,500	35,244

20	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Indonesia (continued)
Bank Central Asia Tbk PT	146,000	$124,255
Bank Mandiri Tbk PT	128,000	109,348
Bank Negara Indonesia Persero Tbk PT	133,000	53,069
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	358,000	40,782
Bank Rakyat Indonesia Tbk PT	145,500	111,498
Bumi Resources Tbk PT	560,000	38,225
Energi Mega Persada Tbk PT(1)	1,737,000	16,339
Gudang Garam Tbk PT	19,500	99,437
Indo Tambangraya Megah Tbk PT	11,000	46,321
Indocement Tunggal Prakarsa Tbk PT	41,000	91,004
Indofood Sukses Makmur Tbk PT	153,500	90,824
Jasa Marga Tbk PT	52,500	31,616
Kalbe Farma Tbk PT	645,000	64,980
Lippo Karawaci Tbk PT	274,500	26,490
Media Nusantara Citra Tbk PT	120,000	35,192
Perusahaan Gas Negara Tbk PT	206,500	99,596
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	204,500	49,276
Semen Gresik (Persero) Tbk PT	64,000	98,946
Surya Semesta Internusa Tbk PT	462,500	56,557
Tambang Batubara Bukit Asam Tbk PT	30,500	50,583
Telekomunikasi Indonesia Tbk PT	202,000	205,163
Unilever Indonesia Tbk PT	41,500	112,242
United Tractors Tbk PT	37,000	80,789
XL Axiata Tbk PT	76,000	54,065

		$1,862,614

Ireland — 0.4%
Accenture PLC, Class A	4,815	$324,579
CRH PLC	8,775	163,335
Elan Corp. PLC(1)	9,358	101,844
Kerry Group PLC, Class A	7,880	411,977

		$1,001,735

Israel — 0.5%
Bank Hapoalim B.M.(1)	33,193	$130,584
Bank Leumi Le-Israel B.M.(1)	37,387	120,508
Bezeq Israeli Telecommunication Corp., Ltd.	32,974	40,172
Delek Group, Ltd.	104	19,776
Elbit Systems, Ltd.	1,930	67,900
Israel Chemicals, Ltd.	6,130	76,690
Israel Corp., Ltd.	132	89,703
Mellanox Technologies, Ltd. (1)	1,757	132,596
Mizrahi Tefahot Bank, Ltd.(1)	7,531	68,385
NICE Systems, Ltd.(1)	3,684	123,056
Teva Pharmaceutical Industries, Ltd. ADR	9,839	397,693

		$1,267,063

Security	Shares	Value

Italy — 0.8%
Atlantia SpA	3,644	$60,272
Autogrill SpA	5,154	52,758
Enel Green Power SpA	7,388	12,583
Enel SpA	5,639	21,235
ENI SpA	37,291	858,100
Luxottica Group SpA	4,080	155,725
Pirelli & C. SpA	15,972	185,541
Saipem SpA	4,323	194,790
Snam Rete Gas SpA	64,096	284,032
Telecom Italia SpA	13,750	12,686
Telecom Italia SpA, PFC Shares	67,529	54,075
Tenaris SA	2,360	44,237
Terna Rete Elettrica Nazionale SpA	55,693	209,394

		$2,145,428

Japan — 2.3%
ABC-Mart, Inc.	1,500	$65,785
Air Water, Inc.	3,000	37,591
All Nippon Airways Co., Ltd.	10,000	21,179
Aozora Bank, Ltd.	8,000	22,560
Bank of Kyoto, Ltd. (The)	12,000	103,143
Bank of Yokohama, Ltd. (The)	32,000	147,265
Benesse Holdings, Inc.	500	24,084
Bridgestone Corp.	1,300	30,367
Canon, Inc.	700	22,750
Chiba Bank, Ltd. (The)	15,000	87,617
Chugai Pharmaceutical Co., Ltd.	5,700	115,489
Chugoku Bank, Ltd. (The)	12,000	165,150
Daihatsu Motor Co., Ltd.	9,000	157,512
Dainippon Sumitomo Pharma Co., Ltd.	6,400	73,611
Electric Power Development Co., Ltd.	600	15,368
Gunma Bank, Ltd. (The)	21,000	101,313
Hachijuni Bank, Ltd. (The)	18,000	92,984
Hamamatsu Photonics K.K.	4,600	159,484
Hirose Electric Co., Ltd.	300	32,111
Hiroshima Bank, Ltd. (The)	23,000	81,815
Honda Motor Co., Ltd.	2,300	69,145
Hoya Corp.	1,500	30,379
Isetan Mitsukoshi Holdings, Ltd.	2,500	24,471
ITOCHU Techno-Solutions Corp.	1,000	51,736
Iyo Bank, Ltd. (The)	8,000	61,854
Japan Prime Realty Investment Corp.	7	21,097
Japan Real Estate Investment Corp.	3	30,040
Joyo Bank, Ltd. (The)	3,000	14,519
JX Holdings, Inc.	6,700	35,685
Kamigumi Co., Ltd.	9,000	72,585

21	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Japan (continued)
Kansai Paint Co., Ltd.	8,000	$86,178
Keikyu Corp.	3,000	28,254
Keio Corp.	21,000	159,375
Keyence Corp.	1,300	345,135
Kintetsu Corp.	15,000	58,785
Kyowa Hakko Kirin Co., Ltd.	9,000	95,798
Lawson, Inc.	700	51,443
McDonald’s Holdings Co. (Japan), Ltd.	4,000	111,145
Miraca Holdings, Inc.	500	21,116
Mitsubishi Logistics Corp.	4,000	51,586
Mitsubishi Motors Corp.(1)	35,000	30,169
Mitsubishi Tanabe Pharma Corp.	3,900	56,217
Mizuho Financial Group, Inc.	16,500	25,817
NGK Spark Plug Co., Ltd.	6,000	67,191
Nidec Corp.	400	28,466
Nippon Telegraph & Telephone Corp.	300	13,718
Nishi-Nippon City Bank, Ltd. (The)	26,000	59,286
Nitori Co., Ltd.	400	32,665
NTT DoCoMo, Inc.	219	317,337
Odakyu Electric Railway Co., Ltd.	19,000	201,605
Ono Pharmaceutical Co., Ltd.	2,600	156,986
Oracle Corp. Japan	1,600	71,154
Oriental Land Co., Ltd.	1,400	190,967
Osaka Gas Co., Ltd.	7,000	28,851
Rakuten, Inc.	20,929	188,135
Rinnai Corp.	1,000	68,300
Sankyo Co., Ltd.	1,100	49,837
Santen Pharmaceutical Co., Ltd.	3,100	135,797
Seven Bank, Ltd.	8,300	23,730
Shizuoka Bank, Ltd. (The)	22,000	225,016
Sumitomo Metal Mining Co., Ltd.	3,000	39,509
Sumitomo Rubber Industries, Ltd.	2,500	29,473
Suruga Bank, Ltd.	7,000	84,063
Suzuken Co., Ltd.	2,200	69,447
Sysmex Corp.	600	28,212
Taisho Pharmaceutical Holdings Co., Ltd.	200	16,152
Takashimaya Co., Ltd.	3,000	19,732
Takeda Pharmaceutical Co., Ltd.	1,400	65,073
Toho Gas Co., Ltd.	18,000	109,096
Tokyo Gas Co., Ltd.	16,000	84,783
TonenGeneral Sekiyu K.K.	15,000	136,127
Tsumura & Co.	800	25,583
Unicharm Corp.	3,900	211,009
USS Co., Ltd.	910	95,679
Yahoo! Japan Corp.	61	20,993
Yakult Honsha Co., Ltd.	600	27,952

Security	Shares	Value

Japan (continued)
Yamaguchi Financial Group, Inc.	3,000	$24,856
Yamato Holdings Co., Ltd.	1,900	28,944
Yokogawa Electric Corp.	1,400	15,937

		$6,081,368

Kuwait — 0.3%
Al Ahli Bank of Kuwait KSC	10,500	$22,964
Boubyan Bank KSC(1)	15,000	33,572
Boubyan Petrochemicals Co.	35,000	69,729
Burgan Bank SAK	15,000	27,164
Commercial Bank of Kuwait SAK(1)	20,000	47,473
Gulf Bank(1)	35,750	52,015
Gulf Cable and Electrical Industries Co.	10,000	38,402
Kuwait Finance House KSC	25,800	68,703
Kuwait Foods Co. (Americana)	2,500	14,288
Kuwait Pipes Industries & Oil Services Co.(1)	60,000	23,422
Mabanee Co. SAKC	15,000	61,028
Mobile Telecommunications Co.	65,700	172,629
National Bank of Kuwait SAK	45,750	155,720
National Industries Group Holding(1)	57,700	42,205
Sultan Center Food Products Co.(1)	74,929	27,537

		$856,851

Malaysia — 0.7%
Airasia Bhd	23,600	$23,424
AMMB Holdings Bhd	19,900	41,609
Axiata Group Bhd	43,300	92,675
Batu Kawan Bhd	8,600	50,690
Boustead Holdings Bhd	12,050	19,798
British American Tobacco Malaysia Bhd	2,300	47,664
Dialog Group Bhd	58,400	45,915
Digi.com Bhd	33,100	57,591
Gamuda Bhd	40,100	47,420
Genting Bhd	28,200	81,716
Hong Leong Bank Bhd	14,300	68,848
IJM Corp. Bhd	22,200	36,436
IOI Corp. Bhd	49,900	82,724
Kuala Lumpur Kepong Bhd	9,400	66,004
Lafarge Malayan Cement Bhd	13,500	43,202
Malayan Banking Bhd	38,300	113,301
Malaysian Resources Corp. Bhd	41,600	23,933
Maxis Bhd	25,400	57,996
Multi-Purpose Holdings Bhd	23,600	28,078
Parkson Holdings Bhd	30,000	47,677
Petronas Chemicals Group Bhd	55,900	119,066

22	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Malaysia (continued)
Petronas Dagangan Bhd	8,800	$63,688
PPB Group Bhd	12,300	54,285
Public Bank Bhd	13,900	72,443
Resorts World Bhd	59,800	70,361
RHB Capital Bhd	21,100	51,859
Sapurakencana Petroleum Bhd(1)	56,897	46,748
Sime Darby Bhd	61,600	197,600
Telekom Malaysia Bhd	29,400	57,639
Tenaga Nasional Bhd	33,300	75,761

		$1,886,151

Mexico — 1.4%
Alfa SAB de CV, Series A	95,800	$176,031
America Movil SAB de CV ADR, Series L	32,000	809,280
Bolsa Mexicana de Valores SAB de CV	26,300	58,248
Cemex SAB de CV ADR(1)	23,004	207,956
Coca Cola Femsa SAB de CV ADR	500	63,955
Compartamos SAB de CV	39,900	53,783
Corporacion GEO SAB de CV, Series B(1)	4,400	5,282
Embotelladoras Arca SAB de CV	9,900	71,827
Empresas ICA SAB de CV(1)	20,700	44,739
Fomento Economico Mexicano SA de CV ADR	2,400	217,464
Genomma Lab Internacional SA de CV(1)	9,700	19,409
Grupo Aeroportuario del Pacifico SAB de CV ADR	600	28,572
Grupo Aeroportuario del Sureste SAB de CV, Class B	3,800	36,720
Grupo Bimbo SA de CV, Series A	36,500	84,936
Grupo Carso SA de CV, Series A1	13,600	49,232
Grupo Elektra SA de CV	1,000	41,378
Grupo Financiero Banorte SAB de CV, Class O	56,800	315,797
Grupo Financiero Inbursa SAB de CV, Class O	95,500	253,811
Grupo Mexico SAB de CV, Series B	65,343	209,593
Grupo Modelo SA de CV, Series C	8,400	74,031
Grupo Televisa SA ADR	5,000	113,000
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	6,400	11,007
Industrias CH SAB de CV, Series B(1)	5,100	29,597
Industrias Penoles SA de CV	2,700	135,062
Inmuebles Carso SAB de CV(1)	8,000	6,214
Kimberly-Clark de Mexico SAB de CV, Class A	25,000	60,600
Mexichem SAB de CV	15,232	75,497
Minera Frisco SAB de CV(1)	12,200	48,263
Promotora y Operadora de Infraestructura SAB de CV(1)	10,300	53,490
TV Azteca SAB de CV, Series CPO	39,000	24,513
Wal-Mart de Mexico SAB de CV, Series V	67,500	198,623

		$3,577,910

Security	Shares	Value

Morocco — 0.4%
Afriquia Gaz	110	$20,861
Alliances Developpement Immobilier SA	489	32,891
Attijariwafa Bank	5,100	192,094
Banque Centrale Populaire	4,000	92,191
Banque Marocaine du Commerce Exterieur (BMCE)	3,100	64,292
Cie Miniere de Touissit	110	19,263
Ciments du Maroc	400	36,451
Cosumar Compagnie Sucriere Marocaine et de Raffinage	100	18,479
Delta Holding SA	1,800	7,789
Douja Promotion Groupe Addoha SA	11,600	83,870
Lafarge Ciments	400	62,683
Managem	400	73,703
Maroc Telecom	21,800	274,349

		$978,916

Netherlands — 1.0%
Akzo Nobel NV	4,706	$256,139
ASML Holding NV	11,461	630,037
European Aeronautic Defence and Space Co. NV	7,168	255,109
Gemalto NV	337	30,438
Heineken Holding NV	1,465	74,433
Heineken NV	4,009	247,406
Koninklijke Ahold NV	24,653	313,945
Koninklijke DSM NV	3,945	202,867
Koninklijke KPN NV	37,806	238,316
Koninklijke Vopak NV	1,100	76,582
QIAGEN NV(1)	6,848	119,299
Reed Elsevier NV	4,414	59,251
Unilever NV	5,995	220,344

		$2,724,166

New Zealand — 0.1%
Auckland International Airport, Ltd.	57,862	$127,635
Chorus, Ltd.	8,812	24,479
Contact Energy, Ltd.(1)	13,196	60,090
Fletcher Building, Ltd.	15,850	91,675
Sky City Entertainment Group, Ltd.	9,328	29,751
Telecom Corporation of New Zealand, Ltd.	32,008	63,276

		$396,906

Norway — 0.6%
Aker Solutions ASA	4,895	$96,463
Gjensidige Forsikring ASA	2,549	37,221
Norsk Hydro ASA	52,769	237,567
Orkla ASA	27,033	214,145

23	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Norway (continued)
Seadrill, Ltd.	4,836	$195,956
Statoil ASA	15,791	388,916
Telenor ASA	23,108	454,491
Yara International ASA	889	41,897

		$1,666,656

Peru — 0.4%
Alicorp SA	38,300	$108,626
Cia de Minas Buenaventura SA ADR	4,600	164,496
Credicorp, Ltd. ADR	1,640	212,118
Ferreyros SA	28,063	23,282
Grana y Montero SA	23,300	80,829
Intergroup Financial Services Corp.	500	16,000
Luz del Sur SAA	6,300	20,129
Minsur SA	20,900	18,952
Sociedad Minera Cerro Verde SAA(1)	600	24,780
Southern Copper Corp.	4,852	184,861
Union Andina de Cementos SAA	17,000	20,270
Volcan Cia Minera SA, Class B	66,141	64,571

		$938,914

Philippines — 0.4%
Aboitiz Equity Ventures, Inc.	41,200	$48,214
Aboitiz Power Corp.	30,200	24,257
Alliance Global Group, Inc.	94,000	33,898
Ayala Corp.	4,000	42,938
Ayala Land, Inc.	106,900	61,100
Ayala Land, Inc., PFC Shares(2)	65,600	159
Bank of the Philippine Islands	34,400	67,557
DMCI Holdings, Inc.	24,700	32,346
International Container Terminal Services, Inc.	23,200	39,938
JG Summit Holding, Inc.	50,500	40,413
Jollibee Foods Corp.	12,900	33,100
Manila Electric Co.	3,700	25,061
Metro Pacific Investments Corp.	263,000	26,390
Philex Mining Corp.	137,100	49,855
Philex Petroleum Corp.(1)	29,500	18,239
Philippine Long Distance Telephone Co.	1,520	97,552
Puregold Price Club, Inc.	42,100	30,565
Robinsons Land Corp.	89,500	41,270
San Miguel Corp.	9,500	25,133
Semirara Mining Corp.	5,500	29,225
SM Investments Corp.	5,000	97,389
SM Prime Holdings, Inc.	89,500	31,456
Universal Robina Corp.	21,000	36,622

		$932,677

Security	Shares	Value

Poland — 0.7%
Agora SA	14,100	$37,529
AmRest Holdings SE(1)	1,400	34,535
Asseco Poland SA	5,810	72,799
Bank Pekao SA	2,800	134,501
Boryszew SA(1)	93,680	15,551
BRE Bank SA(1)	470	44,412
Budimex SA	710	12,057
Cyfrowy Polsat SA(1)	17,244	78,240
Emperia Holding SA	1,350	22,841
Enea SA	4,500	21,743
Eurocash SA	6,240	76,565
ING Bank Slaski SA(1)	1,400	38,203
Jastrzebska Spolka Weglowa SA	1,200	32,702
KGHM Polska Miedz SA	3,213	161,919
Lubelski Wegiel Bogdanka SA	1,040	39,159
Netia SA(1)	13,000	23,662
NG2 SA	2,690	49,471
Polimex-Mostostal SA(1)	32,200	5,673
Polish Oil & Gas(1)	44,800	55,499
Polska Grupa Energetyczna SA	25,610	138,959
Polski Koncern Naftowy Orlen SA(1)	7,480	102,518
Powszechna Kasa Oszczednosci Bank Polski SA	18,250	204,007
Powszechny Zaklad Ubezpieczen SA	1,417	165,756
Tauron Polska Energia SA	47,400	65,556
Telekomunikacja Polska SA	23,350	88,546
TVN SA	24,240	53,138
Zaklady Azotowe Pulawy SA	120	4,491

		$1,780,032

Portugal — 0.1%
EDP-Energias de Portugal SA	46,501	$126,395
Galp Energia SGPS SA, Class B	2,862	45,815
Jeronimo Martins SGPS SA	7,997	139,996
Portugal Telecom SGPS SA	7,749	38,968

		$351,174

Qatar — 0.4%
Aamal Co. QSC(1)	6,300	$27,062
Commercial Bank of Qatar	1,900	37,500
Doha Bank, Ltd.	2,600	39,004
Gulf International Services QSC	3,900	32,205
Industries Qatar	4,350	181,460
Masraf Al Rayan	11,950	86,667
Qatar Electricity & Water Co.	1,400	51,164
Qatar Gas Transport Co., Ltd. (NAKILAT)	13,000	55,308

24	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Qatar (continued)
Qatar Islamic Bank	2,500	$52,649
Qatar National Bank	5,448	200,227
Qatar National Cement Co.	600	16,808
Qatar National Navigation	1,500	26,496
Qatar Telecom QSC	4,394	127,373

		$933,923

Russia — 1.3%
CTC Media, Inc.	3,900	$32,721
E.ON Russia JSC	607,000	49,702
Etalon Group, Ltd. GDR(1)(3)	4,600	26,588
Federal Grid Co. Unified Energy System JSC(1)	7,226,300	47,123
Federal Hydrogenerating Co. JSC ADR	28,000	66,537
KamAZ(1)	13,000	15,880
LUKOIL OAO ADR	5,700	345,923
Magnit OJSC	1,570	223,277
Mail.ru Group, Ltd. GDR(3)	1,800	60,100
Mechel ADR	11,100	70,485
MMC Norilsk Nickel GDR	9,100	139,872
Mobile TeleSystems OJSC	28,800	211,958
Novolipetsk Steel GDR(3)	2,500	47,292
OAO Gazprom ADR	62,400	573,143
OAO Inter Rao Ues(1)	41,577,400	33,553
Pharmstandard OJSC GDR(1)(3)	2,600	38,220
PIK Group GDR(1)(3)	9,700	20,952
Rosneft Oil Co. GDR(1)(3)	15,300	113,387
Rostelecom	30,700	120,984
Sberbank of Russia ADR	46,500	549,883
Severstal OAO GDR(3)	4,600	55,829
Surgutneftegas OJSC ADR	13,600	119,012
Surgutneftegas OJSC ADR, PFC Shares	130,200	80,568
Tatneft ADR	3,000	116,292
Uralkali OJSC GDR(3)	3,400	133,661
VimpelCom, Ltd. ADR	5,800	63,916
VTB Bank OJSC GDR(3)	30,500	105,287
X5 Retail Group NV GDR(1)(3)	2,900	54,955
Yandex NV, Class A(1)	1,300	30,264

		$3,547,364

Singapore — 0.9%
Ascendas Real Estate Investment Trust	74,000	$142,779
CapitaMall Trust	18,000	30,971
ComfortDelGro Corp., Ltd.	14,000	19,360
DBS Group Holdings, Ltd.	54,000	613,247

Security	Shares	Value

Singapore (continued)
Fraser and Neave, Ltd.	1,000	$7,492
Oversea-Chinese Banking Corp., Ltd.	53,000	393,915
Singapore Airlines, Ltd.	23,000	199,331
Singapore Press Holdings, Ltd.	50,000	165,324
Singapore Technologies Engineering, Ltd.	30,000	86,342
Singapore Telecommunications, Ltd.	114,000	300,278
StarHub, Ltd.	11,000	33,095
United Overseas Bank, Ltd.	18,000	268,430
UOL Group, Ltd.	25,000	115,675

		$2,376,239

South Africa — 1.4%
ABSA Group, Ltd.	4,500	$72,148
Adcock Ingram Holdings, Ltd.	5,800	38,764
AECI, Ltd.	2,500	21,241
African Bank Investments, Ltd.	12,000	40,604
African Rainbow Minerals, Ltd.	1,000	20,968
Anglo Platinum, Ltd.	800	37,192
AngloGold Ashanti, Ltd.	4,300	145,277
Aquarius Platinum, Ltd.	15,400	9,340
Aveng, Ltd.	14,200	50,825
AVI, Ltd.	7,900	52,091
Barloworld, Ltd.	7,500	60,777
Bidvest Group, Ltd.	7,500	179,017
Capital Property Fund	19,700	22,657
Clicks Group, Ltd.	6,800	46,913
Discovery Holdings, Ltd.	7,500	47,985
FirstRand, Ltd.	26,600	88,408
Harmony Gold Mining Co., Ltd.	5,600	45,880
Impala Platinum Holdings, Ltd.	6,286	113,333
Imperial Holdings, Ltd.	3,400	77,278
Kumba Iron Ore, Ltd.	1,000	62,545
Kumba Resources, Ltd.	2,200	43,992
Liberty Holdings, Ltd.	2,300	26,669
Massmart Holdings, Ltd.	2,200	44,255
Mediclinic International, Ltd.	9,600	52,137
MMI Holdings, Ltd.	18,700	45,121
Mondi, Ltd.	3,100	33,550
Mr. Price Group, Ltd.	4,200	64,942
MTN Group, Ltd.	37,800	683,025
Murray & Roberts Holdings, Ltd.(1)	11,600	30,157
Nampak, Ltd.	9,600	32,015
Nedbank Group, Ltd.	2,200	45,364
Netcare, Ltd.	26,000	53,964
Remgro, Ltd.	6,000	102,786
Reunert, Ltd.	5,500	48,436

25	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

South Africa (continued)
RMB Holdings, Ltd.	12,000	$52,720
Sanlam, Ltd.	22,500	100,549
Sasol, Ltd.	5,400	230,040
Shoprite Holdings, Ltd.	5,100	104,881
Spar Group, Ltd.	3,300	46,256
Standard Bank Group, Ltd.	13,900	171,640
Steinhoff International Holdings, Ltd.(1)	24,600	82,767
Sun International, Ltd.	4,200	46,721
Telkom South Africa, Ltd.(1)	7,300	15,400
Tiger Brands, Ltd.	2,600	82,667
Truworths International, Ltd.	7,200	78,405
Vodacom Group (Pty), Ltd.	8,900	112,116
Wilson Bayly Holmes-Ovcon, Ltd.	3,100	50,797
Woolworths Holdings, Ltd.	10,500	79,275

		$3,793,890

South Korea — 1.4%
Asiana Airlines, Inc.(1)	3,000	$17,310
BS Financial Group, Inc.	5,220	59,084
Celltrion, Inc.	2,625	64,651
Cheil Industries, Inc.	670	57,356
Cheil Worldwide, Inc.	2,670	51,427
CJ Corp.	300	29,260
Dongbu Insurance Co., Ltd.	1,430	64,799
Hankook Tire Co., Ltd.(1)	1,560	65,799
Hankook Tire Worldwide Co., Ltd.	3,569	46,065
Hite-Jinro Co., Ltd.	2,800	82,764
Honam Petrochemical Corp.	270	55,175
Hynix Semiconductor, Inc.(1)	2,810	63,969
Hyundai Glovis Co., Ltd.	290	60,308
Hyundai Heavy Industries Co., Ltd.	280	58,677
Hyundai Marine & Fire Insurance Co., Ltd.	1,900	61,320
Hyundai Merchant Marine Co., Ltd.(1)	1,080	25,988
Hyundai Motor Co.	1,000	205,519
Hyundai Steel Co.	700	50,296
Industrial Bank of Korea	4,750	52,217
Kangwon Land, Inc.	2,740	63,772
Korea Electric Power Corp.(1)	3,470	90,005
Korea Express Co., Ltd.(1)	100	10,406
Korea Zinc Co., Ltd.	170	69,639
Korean Air Lines Co., Ltd.(1)	660	29,593
Korean Reinsurance Co.	4,578	44,862
KT&G Corp.	1,080	82,184
LG Chem, Ltd.	460	129,039
LG Corp.	870	53,058
LG Display Co., Ltd.(1)	1,210	35,910
LG Electronics, Inc.	1,050	73,050

Security	Shares	Value

South Korea (continued)
LG Hausys, Ltd.	540	$38,801
LIG Insurance Co., Ltd.	2,290	58,241
NHN Corp.	330	76,332
POSCO	760	238,909
S-Oil Corp.	590	53,950
Samsung C&T Corp.	990	53,774
Samsung Electro-Mechanics Co., Ltd.	350	29,933
Samsung Electronics Co., Ltd.	565	678,021
Samsung Engineering Co., Ltd.	370	48,297
Samsung Fine Chemicals Co., Ltd.	470	29,977
Samsung Fire & Marine Insurance Co., Ltd.	550	120,068
Samsung Heavy Industries Co., Ltd.	1,900	57,985
Samsung Life Insurance Co., Ltd.	1,380	118,849
Samsung Securities Co., Ltd.	1,500	67,104
SK Broadband Co., Ltd.(1)	7,780	28,453
SK Chemicals Co., Ltd.	510	31,434
SK Telecom Co., Ltd. ADR	4,600	71,898
TONGYANG Securities, Inc.	9,480	33,403
Woori Finance Holdings Co., Ltd.	6,060	57,207

		$3,746,138

Spain — 0.9%
Abertis Infraestructuras SA	7,619	$115,076
Acerinox SA	5,359	55,938
ACS Actividades de Construccion y Servicios SA	1,151	24,598
Amadeus IT Holding SA, Class A	5,522	136,793
CaixaBank SA	23,817	90,453
Distribuidora Internacional de Alimentacion SA	4,948	29,976
Enagas	8,349	166,083
Ferrovial SA	16,609	235,022
Grifols SA(1)	4,111	142,778
Iberdrola SA	8,261	42,783
Indra Sistemas SA	4,503	51,523
Industria de Diseno Textil SA	3,421	436,835
International Consolidated Airlines Group SA(1)	13,289	34,982
Red Electrica Corp. SA	3,289	154,319
Repsol SA	7,962	159,565
Telefonica SA	21,422	282,744
Zardoya Otis SA	8,452	104,542

		$2,264,010

Sweden — 0.8%
Atlas Copco AB, Class A	1,107	$27,223
Boliden AB	14,597	255,793
Hennes & Mauritz AB, Class B	7,766	263,318

26	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Sweden (continued)
Holmen AB, Class B	3,062	$90,235
Investor AB, Class B	6,033	133,174
Lundin Petroleum AB(1)	1,265	30,352
Millicom International Cellular SA SDR	1,492	128,811
Nordea Bank AB	34,418	312,848
Scania AB, Class B	2,369	45,202
Skandinaviska Enskilda Banken AB, Class A	15,422	127,968
Skanska AB, Class B	8,481	132,855
Svenska Cellulosa AB, Class B	3,080	60,048
Swedbank AB, Class A	7,841	145,643
Tele2 AB, Class B	8,723	145,612
Telefonaktiebolaget LM Ericsson, Class B	5,785	51,250
TeliaSonera AB	40,021	263,107

		$2,213,439

Switzerland — 1.3%
Actelion, Ltd.(1)	2,628	$126,847
Adecco SA	2,368	114,830
Baloise Holding AG	532	44,404
Geberit AG	193	39,863
Givaudan SA(1)	88	88,025
Nestle SA	15,544	986,860
Novartis AG	7,290	439,591
Roche Holding AG PC	2,322	447,276
Schindler Holding AG	1,178	152,599
Schindler Holding AG PC	196	25,868
Sonova Holding AG(1)	1,282	129,093
Sulzer AG	328	47,562
Swatch Group, Ltd. (The), Bearer Shares	365	151,083
Swiss Reinsurance Co., Ltd.	4,317	298,725
Swisscom AG	528	219,786
Tyco International, Ltd.	2,444	65,670
Zurich Insurance Group AG(1)	482	118,823

		$3,496,905

Taiwan — 1.3%
Acer, Inc.(1)	73,000	$56,352
Advanced Semiconductor Engineering, Inc.	112,931	85,221
Ambassador Hotel	22,000	22,682
Asia Cement Corp.	30,900	38,483
Asia Optical Co., Inc.(1)	27,000	24,577
Asustek Computer, Inc.	9,000	96,286
AU Optronics Corp.(1)	197,000	74,578
Catcher Technology Co., Ltd.	15,000	65,105
Cathay Financial Holding Co., Ltd.	89,600	89,840

Security	Shares	Value

Taiwan (continued)
Chang Hwa Commercial Bank	74,520	$37,563
Cheng Shin Rubber Industry Co., Ltd.	25,100	63,165
Chimei Innolux Corp.(1)	195,795	72,921
China Airlines, Ltd.(1)	68,178	26,584
China Development Financial Holding Corp.(1)	132,000	29,460
Chinatrust Financial Holding Co., Ltd.	105,479	58,061
Chong Hong Construction Co., Ltd.	11,110	25,404
Chunghwa Telecom Co., Ltd.	55,000	172,089
Compal Electronics, Inc.	104,000	65,418
Delta Electronics, Inc.	27,000	92,100
EVA Airways Corp.(1)	81,000	46,953
Far Eastern Department Stores, Ltd.	30,680	28,838
Far Eastern International Bank	17,907	6,587
Far Eastern New Century Corp.	74,740	77,270
Far EasTone Telecommunications Co., Ltd.	31,000	71,559
First Financial Holding Co., Ltd.	81,280	46,113
Formosa Chemicals & Fibre Corp.	40,000	94,658
Formosa Petrochemical Corp.	17,000	49,415
Formosa Plastics Corp.	47,000	127,940
Formosan Rubber Group, Inc.	29,000	19,604
Foxconn International Holdings, Ltd.(1)	190,000	65,675
Foxconn Technology Co., Ltd.	18,900	65,539
Fubon Financial Holding Co., Ltd.	70,496	72,225
Giant Manufacturing Co., Ltd.	6,000	30,991
Goldsun Development & Construction Co., Ltd.	63,000	22,190
Hotai Motor Co., Ltd.	6,000	42,673
Hua Nan Financial Holdings Co., Ltd.	45,177	23,714
Kerry TJ Logistics Co., Ltd.	7,000	11,155
Mega Financial Holding Co., Ltd.	89,900	65,303
Nan Ya Plastics Corp.	61,000	107,436
Pou Chen Corp.	50,000	50,547
President Chain Store Corp.	10,000	49,422
Quanta Computer, Inc.	50,000	114,114
Radiant Opto-Electronics Corp.	16,300	67,700
Radium Life Tech Co., Ltd.	32,309	20,088
Ruentex Industries, Ltd.	19,000	42,804
Sanyang Industrial Co., Ltd.(1)	29,000	18,439
Shin Kong Synthetic Fibers Corp.	71,000	21,770
Siliconware Precision Industries Co., Ltd.	71,000	68,993
Sincere Navigation	24,000	20,114
Solar Applied Materials Technology Corp.	7,699	8,580
Standard Foods Corp.	10,480	26,830
Synnex Technology International Corp.	33,000	69,755
Taishin Financial Holdings Co., Ltd.	58,835	21,017
Taiwan Cement Corp.	43,000	55,060
Taiwan Cooperative Financial Holding Co., Ltd.	73,692	38,308

27	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Taiwan (continued)
Taiwan Fertilizer Co., Ltd.	11,000	$26,179
Tong Yang Industry Co., Ltd.	5,200	4,191
TPK Holding Co., Ltd.	5,887	73,840
TTY Biopharm Co., Ltd.	7,480	23,347
Uni-President Enterprises Corp.	61,170	107,990
United Microelectronics Corp.	222,000	82,316
Waterland Financial Holdings	65,520	19,816
Wei Chuan Food Corp.	21,000	22,337
Wistron Corp.	68,100	65,328
Yageo Corp.(1)	120,000	34,711
Yieh Phui Enterprise	63,240	17,613
Yuanta Financial Holding Co., Ltd.	96,000	43,322
Yuen Foong Yu Paper Manufacturing Co., Ltd.	49,000	19,946
Yulon Motor Co., Ltd.	22,000	38,318

		$3,544,522

Thailand — 0.7%
Advanced Info Service PCL(4)	26,500	$170,246
Airports of Thailand PCL(4)	17,900	47,790
Bangkok Bank PCL(4)	8,600	50,548
Bangkok Dusit Medical Services PCL(4)	15,700	54,336
Bank of Ayudhya PCL(4)	53,400	51,550
Banpu PCL(4)	2,300	29,322
BEC World PCL(4)	15,500	29,711
Berli Jucker PCL(4)	18,000	37,627
Big C Supercenter PCL(4)	4,000	24,397
BTS Group Holdings PCL	102,400	19,340
Bumrungrad Hospital PCL(4)	3,800	9,370
Central Pattana PCL(4)	21,300	49,086
Charoen Pokphand Foods PCL(4)	52,900	60,671
CP ALL PCL(4)	73,500	95,035
Delta Electronics (Thailand) PCL(4)	29,900	28,449
Dynasty Ceramic PCL(4)	2,900	4,484
Electricity Generating PCL(4)	7,500	32,005
Esso Thailand PCL(4)	18,000	6,312
Glow Energy PCL(4)	13,700	31,878
Hana Microelectronics PCL(4)	37,700	26,992
Home Product Center PCL(4)	15,960	5,926
IRPC PCL(4)	142,000	19,828
Kasikornbank PCL(4)	16,600	96,526
Krung Thai Bank PCL(4)	72,950	42,884
Land & Houses PCL(4)	82,300	23,004
Minor International PCL(4)	44,000	26,197
PTT Exploration & Production PCL(4)	15,900	85,782
PTT Global Chemical PCL(4)	24,500	48,526
PTT PCL(4)	12,700	131,305

Security	Shares	Value

Thailand (continued)
Ratchaburi Electricity Generating Holding PCL(4)	9,000	$15,853
Robinson Department Store PCL(4)	3,700	7,308
Shin Corp. PCL(4)	15,000	30,621
Siam Cement PCL(4)	4,100	55,407
Siam City Cement PCL(4)	1,600	22,174
Siam Commercial Bank PCL(4)	21,300	111,352
Siam Makro PCL(4)	1,900	28,420
Sino Thai Engineering & Construction PCL(4)	35,300	24,586
Thai Beverage PCL	169,000	60,135
Thai Oil PCL(4)	17,500	37,912
Thai Union Frozen Products PCL(4)	11,160	26,156
Thanachart Capital PCL(4)	19,800	23,795
TMB Bank PCL(4)	355,700	21,246
Total Access Communication PCL(4)	13,600	36,524
TPI Polene PCL(4)	11,900	5,455
True Corp. PCL(1)	206,200	34,203

		$1,880,274

Turkey — 0.7%
Akbank TAS	33,800	$163,084
Akenerji Elektrik Uretim AS(1)	17,000	19,826
Aksa Akrilik Kimya Sanayii AS	1,200	3,152
Anadolu Efes Biracilik ve Malt Sanayii AS	4,000	60,081
Arcelik AS	7,400	48,908
BIM Birlesik Magazalar AS	2,200	102,200
Cimsa Cimento Sanayi ve Ticaret AS	4,600	21,750
Coca-Cola Icecek AS	1,500	29,146
Dogan Sirketler Grubu Holding AS(1)	10,000	4,350
Eczacibasi Ilac Sanayi ve Ticaret AS	2,500	2,650
Enka Insaat ve Sanayi AS	24,976	66,330
Eregli Demir ve Celik Fabrikalari TAS	56,200	66,778
Ford Otomotiv Sanayi AS	2,100	21,541
Haci Omer Sabanci Holding AS	17,200	90,829
Ihlas Holding AS(1)	44,800	32,734
Is Gayrimenkul Yatirim Ortakligi AS	23,800	19,250
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	38,500	28,343
KOC Holding AS	23,520	110,501
Koza Altin Isletmeleri AS	1,900	41,399
Koza Anadolu Metal Madencilik Isletmeleri AS(1)	9,300	23,612
Petkim Petrokimya Holding AS	15,600	17,844
Tekfen Holding AS	6,700	24,244
Tofas Turk Otomobil Fabrikasi AS	4,800	26,797
Trakya Cam Sanayii AS(1)	2,530	3,096
Tupras-Turkiye Petrol Rafinerileri AS	4,500	110,061
Turk Hava Yollari Anonim Ortakligi (THY) AS(1)	23,500	54,433
Turk Sise ve Cam Fabrikalari AS	21,446	31,353

28	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Turkey (continued)
Turk Telekomunikasyon AS	18,100	$70,749
Turkcell Iletisim Hizmetleri AS(1)	25,900	158,238
Turkiye Garanti Bankasi AS	39,700	189,685
Turkiye Halk Bankasi AS	5,800	51,171
Turkiye Is Bankasi	24,300	82,742
Turkiye Sinai Kalkinma Bankasi AS	25,025	28,770
Turkiye Vakiflar Bankasi TAO	19,300	45,461
Ulker Gida Sanayi ve Ticaret AS	5,300	24,045
Yapi ve Kredi Bankasi AS(1)	16,600	42,639
Yazicilar Holding AS	3,200	25,607

		$1,943,399

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank (PJSC)	132,000	$118,402
Abu Dhabi National Hotels	13,000	6,428
Air Arabia (PJSC)	286,700	53,314
Aldar Properties (PJSC)	119,000	43,458
DP World, Ltd.	18,000	212,912
Dubai Financial Market(1)	107,700	29,594
Dubai Islamic Bank (PJSC)	26,000	14,277
Emaar Properties (PJSC)	164,700	161,204
First Gulf Bank (PJSC)	25,200	71,270
National Bank of Abu Dhabi (PJSC)	53,835	145,082
Ras Al Khaimah Ceramics(1)	82,200	26,661
Union National Bank	61,500	51,728

		$934,330

United Kingdom — 2.7%
Associated British Foods PLC	4,094	$91,618
AstraZeneca PLC	10,627	492,825
BAE Systems PLC	57,966	292,569
BHP Billiton PLC	9,231	295,865
BP PLC	56,900	406,357
Bunzl PLC	1,911	31,655
Burberry Group PLC	8,212	154,944
Centrica PLC	79,298	415,150
Compass Group PLC	12,242	134,515
Croda International PLC	816	29,053
Diageo PLC	3,575	102,204
Experian PLC	3,566	61,695
GlaxoSmithKline PLC	4,970	111,365
Globaltrans Investment PLC GDR(3)	2,700	49,990
Imperial Tobacco Group PLC	1,027	38,841
Kingfisher PLC	5,668	26,538
Marks & Spencer Group PLC	10,988	69,934

Security	Shares	Value

United Kingdom (continued)
National Grid PLC	1,714	$19,547
Next PLC	4,932	284,311
Randgold Resources, Ltd.	1,330	158,985
Reckitt Benckiser Group PLC	334	20,235
Reed Elsevier PLC	2,870	28,113
Rexam PLC	23,339	168,521
Rolls-Royce Holdings PLC	32,731	452,322
Rolls-Royce Holdings PLC, PFC Shares(1)	2,487,556	4,014
Royal Dutch Shell PLC, Class A	17,627	604,830
Royal Dutch Shell PLC, Class B	19,325	683,572
Sage Group PLC (The)	36,503	183,337
Serco Group PLC	14,171	129,716
Severn Trent PLC	1,097	28,451
Shire PLC	7,492	210,672
SSE PLC	1,270	29,704
Subsea 7 SA	4,061	89,025
Tesco PLC	51,741	267,730
Tullow Oil PLC	10,062	228,596
Unilever PLC	603	22,494
United Utilities Group PLC	1,376	15,044
Vodafone Group PLC	130,295	353,833
Whitbread PLC	2,865	108,879
WM Morrison Supermarkets PLC	68,010	294,466

		$7,191,515

United States — 19.3%
3M Co.	4,029	$352,940
A.O. Smith Corp.	271	16,469
Abaxis, Inc.(1)	1,922	70,691
Abbott Laboratories	5,546	363,374
Acadia Realty Trust	2,351	60,374
Acorda Therapeutics, Inc.(1)	2,871	68,760
Acuity Brands, Inc.	418	27,045
Advance Auto Parts, Inc.	215	15,252
Advanced Energy Industries, Inc.(1)	178	2,102
Advisory Board Co. (The)(1)	845	40,138
Affymax, Inc.(1)	2,189	49,887
AGL Resources, Inc.	1,729	70,595
Air Products and Chemicals, Inc.	1,065	82,569
Airgas, Inc.	769	68,418
Akamai Technologies, Inc.(1)	501	19,033
Alaska Air Group, Inc.(1)	1,448	55,372
Alere, Inc.(1)	1,686	32,371
Alexion Pharmaceuticals, Inc.(1)	1,229	111,077
Allegiant Travel Co.(1)	636	46,263
Allergan, Inc.	1,480	133,082

29	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
ALLETE, Inc.	1,557	$64,802
Alliant Energy Corp.	254	11,354
Allied Nevada Gold Corp.(1)	1,142	42,163
Allied World Assurance Co. Holdings, Ltd.	261	20,958
Altera Corp.	2,732	83,271
Altria Group, Inc.	13,358	424,784
Amazon.com, Inc.(1)	1,448	337,123
Amdocs, Ltd.	1,060	35,054
American Express Co.	2,133	119,384
American Greetings Corp.	1,423	24,433
American States Water Co.	747	32,883
American Tower Corp.	2,498	188,074
American Water Works Co., Inc.	2,751	101,072
Amerigroup Corp.(1)	588	53,708
AmerisourceBergen Corp.	1,704	67,206
Amgen, Inc.	2,715	234,970
Amsurg Corp.(1)	2,208	62,972
Analog Devices, Inc.	4,022	157,300
Analogic Corp.	311	22,908
Anworth Mortgage Asset Corp.	9,836	60,393
AOL, Inc.(1)	2,076	71,269
Aon PLC	5,340	288,093
Apple, Inc.(1)	1,214	722,451
Applied Industrial Technologies, Inc.	1,936	78,582
Applied Materials, Inc.	10,835	114,851
Applied Micro Circuits Corp.(1)	443	2,569
AptarGroup, Inc.	278	14,256
Aqua America, Inc.	2,857	72,539
Arbitron, Inc.	2,655	96,536
Arch Capital Group, Ltd.(1)	2,260	99,779
Argo Group International Holdings, Ltd.	1,765	60,716
Arthur J. Gallagher & Co.	1,506	53,373
Ascena Retail Group, Inc.(1)	684	13,543
Ascent Capital Group, Inc., Series A(1)	880	52,316
Associated Banc-Corp.	2,471	31,851
Astoria Financial Corp.	1,769	17,743
AT&T, Inc.	20,733	717,154
Atlantic Power Corp.	10,651	159,978
ATMI, Inc.(1)	1,089	21,508
Atmos Energy Corp.	625	22,481
Automatic Data Processing, Inc.	5,575	322,179
AutoNation, Inc.(1)	435	19,314
AutoZone, Inc.(1)	257	96,375
Auxilium Pharmaceuticals, Inc.(1)	2,802	57,385
Avago Technologies, Ltd.	1,933	63,847
Avid Technology, Inc.(1)	2,833	16,630

Security	Shares	Value

United States (continued)
Avista Corp.	2,940	$74,735
Axis Capital Holdings, Ltd.	1,105	40,023
AZZ, Inc.	1,018	40,150
Badger Meter, Inc.	95	4,070
Balchem Corp.	310	10,797
Banco Latinoamericano de Comercio Exterior SA, Class E	936	21,060
Bank of Hawaii Corp.	1,027	45,352
Bank of New York Mellon Corp. (The)	3,363	83,100
Bank of the Ozarks, Inc.	480	15,715
BankUnited, Inc.	892	21,149
Banner Corp.	95	2,754
BB&T Corp.	3,474	100,572
BBCN Bancorp, Inc.	8,227	98,148
Berkshire Hathaway, Inc., Class B(1)	4,321	373,118
Bio Reference Labs, Inc.(1)	808	22,430
Biogen Idec, Inc.(1)	653	90,258
BioMarin Pharmaceutical, Inc.(1)	519	19,224
BJ’s Restaurants, Inc.(1)	404	13,352
Black Hills Corp.	1,679	60,058
Blackbaud, Inc.	2,611	62,063
Bob Evans Farms, Inc.	1,846	70,277
Boston Private Financial Holdings, Inc.	2,240	20,653
Briggs & Stratton Corp.	114	2,252
Bristol-Myers Squibb Co.	8,350	277,637
Bristow Group, Inc.	1,838	91,753
Brookline Bancorp, Inc.	365	3,095
Brooks Automation, Inc.	1,961	14,158
Brown and Brown, Inc.	1,635	41,774
Buffalo Wild Wings, Inc.(1)	272	20,658
Bunge, Ltd.	1,570	111,517
C.H. Robinson Worldwide, Inc.	2,614	157,703
CACI International, Inc.(1)	279	14,070
California Water Service Group	1,648	30,356
Campbell Soup Co.	4,538	160,055
Capitol Federal Financial, Inc.	4,335	51,630
Carnival Corp.	2,309	87,465
Cash America International, Inc.	371	14,502
Caterpillar, Inc.	600	50,886
Cathay General Bancorp	119	2,105
Cato Corp. (The)	716	20,320
Cavium, Inc.(1)	570	18,913
Celgene Corp.(1)	2,991	219,300
CenturyLink, Inc.	9,031	346,610
Cerner Corp.(1)	1,940	147,809
CH Energy Group, Inc.	444	28,873
Charles River Laboratories(1)	1,062	39,634

30	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Cheesecake Factory, Inc. (The)	534	$17,654
Chemed Corp.	1,048	70,478
Chemical Financial Corp.	534	12,560
Chesapeake Lodging Trust	3,061	57,700
Chevron Corp.	5,754	634,148
Children’s Place Retail Stores, Inc. (The)(1)	61	3,564
Chipotle Mexican Grill, Inc.(1)	395	100,539
CIRCOR International, Inc.	48	1,656
Cirrus Logic, Inc.(1)	932	37,988
City Holding Co.	521	18,298
City National Corp.	1,034	52,837
Clean Energy Fuels Corp.(1)	1,714	19,625
Clean Harbors, Inc.(1)	1,813	105,789
Clorox Co. (The)	1,193	86,254
Coca-Cola Co. (The)	12,379	460,251
Cogent Communications Group, Inc.	1,139	24,728
Cognizant Technology Solutions Corp., Class A(1)	2,868	191,152
Colgate-Palmolive Co.	833	87,432
Colony Financial, Inc.	5,004	100,130
Columbia Banking System, Inc.	563	9,971
Comcast Corp., Class A	1,636	61,366
Comerica, Inc.	2,539	75,688
Comfort Systems USA, Inc.	269	2,932
Commerce Bancshares, Inc.	135	5,141
Commercial Metals Co.	134	1,844
comScore, Inc.(1)	719	10,188
Concho Resources, Inc.(1)	45	3,875
CONMED Corp.	3,682	101,844
ConocoPhillips	5,628	325,580
Consolidated Edison, Inc.	4,839	292,179
Cooper Industries PLC	1,919	143,810
Copa Holdings SA, Class A	659	61,168
Corporate Executive Board Co. (The)	80	3,597
Costar Group, Inc.(1)	320	26,528
Costco Wholesale Corp.	4,626	455,337
Covanta Holding Corp.	3,410	61,994
Cracker Barrel Old Country Store, Inc.	1,244	79,181
Credit Acceptance Corp.(1)	192	15,677
Cree, Inc.(1)	606	18,380
CreXus Investment Corp.	5,405	60,806
Cullen/Frost Bankers, Inc.	777	42,968
Cummins, Inc.	780	72,992
CVB Financial Corp.	7,964	86,170
CVR Energy, Inc.(2)	122	0
CVS Caremark Corp.	5,108	237,011
Danaher Corp.	1,617	83,647

Security	Shares	Value

United States (continued)
Darden Restaurants, Inc.	2,469	$129,919
DaVita, Inc.(1)	546	61,436
Delta Air Lines, Inc.(1)	2,450	23,594
Deluxe Corp.	758	23,885
Devon Energy Corp.	1,518	88,363
Dexcom, Inc.(1)	3,460	45,326
Dime Community Bancshares, Inc.	239	3,466
Discovery Communications, Inc., Class A(1)	1,976	116,624
Dollar Tree, Inc.(1)	318	12,679
Dominion Resources, Inc.	2,526	133,322
Donaldson Co., Inc.	148	4,776
DSW, Inc., Class A	62	3,881
DTE Energy Co.	1,213	75,327
Duke Energy Corp.	5,552	364,711
E.I. du Pont de Nemours & Co.	3,091	137,611
Earthlink, Inc.	3,876	24,574
eBay, Inc.(1)	3,719	179,591
Ecolab, Inc.	3,073	213,881
Edwards Lifesciences Corp.(1)	785	68,162
El Paso Electric Co.	3,562	121,072
Electronics for Imaging, Inc.(1)	5,006	86,904
Eli Lilly & Co.	5,543	269,556
EMC Corp.(1)	5,696	139,096
EMCOR Group, Inc.	999	32,128
Emergent Biosolutions, Inc.(1)	156	2,073
Emerson Electric Co.	5,206	252,127
Endurance Specialty Holdings, Ltd.	1,489	60,379
Ennis, Inc.	1,146	17,534
EnPro Industries, Inc.(1)	539	19,706
Ensign Group, Inc. (The)	73	2,129
Enstar Group, Ltd.(1)	607	60,700
Enzon Pharmaceuticals, Inc.(1)	394	2,589
Equifax, Inc.	1,187	59,397
Erie Indemnity Co.	207	12,880
ESCO Technologies, Inc.	2,149	80,459
Everest Re Group, Ltd.	692	76,847
Exelon Corp.	1,921	68,733
Expeditors International of Washington, Inc.	1,284	47,007
Exponent, Inc.(1)	386	21,222
Express Scripts Holding Co.(1)	1,186	72,986
Exxon Mobil Corp.	9,110	830,559
EZCorp, Inc.(1)	560	11,010
FactSet Research Systems, Inc.	766	69,361
Family Dollar Stores, Inc.	1,027	67,741
Fastenal Co.	688	30,754
FedEx Corp.	2,715	249,753

31	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Fidelity National Information Services, Inc.	2,258	$74,220
First Cash Financial Services, Inc.(1)	448	20,008
First Citizens BancShares, Inc.	21	3,544
First Commonwealth Financial Corp.	2,296	15,039
First Financial Bankshares, Inc.	3,302	119,631
First Horizon National Corp.	4,074	37,929
First Midwest Bancorp, Inc.	1,278	15,809
First Niagara Financial Group, Inc.	8,625	71,415
Fiserv, Inc.(1)	1,110	83,183
Flushing Financial Corp.	237	3,685
Foot Locker, Inc.	669	22,412
Formfactor, Inc.(1)	278	1,268
Forrester Research, Inc.	85	2,460
Forward Air Corp.	2,416	80,622
Franklin Electric Co., Inc.	1,014	58,751
Fred’s, Inc., Class A	136	1,843
Fresh Del Monte Produce, Inc.	545	13,718
Frontier Communications Corp.	17,145	80,924
FTI Consulting, Inc.(1)	578	15,005
Gartner, Inc.(1)	2,164	100,431
General Mills, Inc.	3,945	158,116
Genesco, Inc.(1)	287	16,445
Gilead Sciences, Inc.(1)	1,040	69,846
Global Payments, Inc.	916	39,159
Global Power Equipment Group, Inc.	486	8,213
Google, Inc., Class A(1)	810	550,614
Gorman-Rupp Co. (The)	396	10,692
Government Properties Income Trust	2,609	57,894
Granite Construction, Inc.	1,060	32,023
Greatbatch, Inc.(1)	748	16,441
Greenlight Capital Re, Ltd.(1)	2,332	59,583
Gulfmark Offshore, Inc.(1)	628	20,297
H.J. Heinz Co.	1,049	60,328
Halliburton Co.	1,149	37,101
Hancock Holding Co.	96	3,033
Hanger Orthopedic Group, Inc.(1)	2,264	57,392
Harsco Corp.	72	1,439
Hawaiian Electric Industries Co.	635	16,434
Haynes International, Inc.	345	17,485
Healthcare Services Group, Inc.	2,476	59,176
HeartWare International, Inc.(1)	378	31,744
HEICO Corp.	2,531	97,773
Herbalife, Ltd.	344	17,664
Hershey Co. (The)	849	58,454
Hillenbrand, Inc.	4,098	83,886
Hittite Microwave Corp.(1)	1,054	59,699

Security	Shares	Value

United States (continued)
HollyFrontier Corp.	5,601	$216,367
Hologic, Inc.(1)	891	18,372
Home BancShares, Inc.	131	4,538
Home Depot, Inc. (The)	5,550	340,659
Home Federal Bancorp Inc.	165	1,884
Howard Hughes Corp. (The)(1)	581	40,670
Hubbell, Inc., Class B	819	68,567
Huron Consulting Group, Inc.(1)	508	14,656
Hyatt Hotels Corp.(1)	535	19,528
IAC/InterActiveCorp	1,224	59,180
IBERIABANK Corp.	578	28,779
ICF International, Inc.(1)	619	11,359
ICG Group, Inc.(1)	1,883	19,734
ICU Medical, Inc.(1)	542	32,157
IDACORP, Inc.	1,875	83,850
IDEX Corp.	526	22,371
IHS, Inc.(1)	719	60,676
Illinois Tool Works, Inc.	3,377	207,111
Independent Bank Corp.	64	1,889
Insperity, Inc.	424	11,071
Integrys Energy Group, Inc.	1,243	67,172
Intel Corp.	23,188	501,440
International Business Machines Corp.	3,810	741,159
International Rectifier Corp.(1)	819	12,686
Intersil Corp.	9,699	68,378
Investors Bancorp, Inc.	1,430	25,726
IPC The Hospitalist Co., Inc.(1)	70	2,414
Isis Pharmaceuticals, Inc.(1)	2,198	19,013
ITC Holdings Corp.	89	7,086
J & J Snack Foods Corp.	1,452	83,156
J.B. Hunt Transport Services, Inc.	68	3,992
j2 Global, Inc.	3,293	98,922
Jack Henry & Associates, Inc.	616	23,408
Jack in the Box, Inc.(1)	3,531	91,841
JetBlue Airways Corp.(1)	6,734	35,623
John Wiley & Sons, Inc., Class A	776	33,663
Johnson & Johnson	6,946	491,916
Jones Lang LaSalle, Inc.	750	58,305
Jos. A. Bank Clothiers, Inc.(1)	699	32,706
Kaiser Aluminum Corp.	534	32,350
Kellogg Co.	2,117	110,761
Kennametal, Inc.	372	13,176
KeyCorp	5,730	48,247
Kimberly-Clark Corp.	678	56,579
Kinder Morgan, Inc.	7,985	277,159
Kirby Corp.(1)	273	15,692

32	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Knight Transportation, Inc.	1,032	$15,604
Kohl’s Corp.	3,487	185,787
Kraft Foods Group, Inc.(1)	2,014	91,597
L.B. Foster Co., Class A	65	2,146
Laboratory Corp. of America Holdings(1)	1,125	95,321
Laclede Group, Inc. (The)	85	3,539
Lam Research Corp.(1)	953	33,736
Landstar System, Inc.	65	3,292
Layne Christensen Co.(1)	4,051	90,297
Lennox International, Inc.	972	48,649
Lindsay Corp.	1,473	112,493
Lions Gate Entertainment Corp.(1)	6,528	108,887
Live Nation, Inc.(1)	312	2,855
LivePerson, Inc.(1)	524	8,222
Loews Corp.	2,581	109,125
LogMeIn, Inc.(1)	288	7,108
Lowe’s Companies, Inc.	4,032	130,556
LSI Corp.(1)	2,402	16,454
LTC Properties, Inc.	1,803	59,517
Luminex Corp.(1)	903	14,520
M&T Bank Corp.	3,079	320,524
Madison Square Garden Co. (The)(1)	1,273	52,397
Manhattan Associates, Inc.(1)	1,011	60,660
Marathon Oil Corp.	2,619	78,727
Marathon Petroleum Corp.	6,766	371,656
Marsh & McLennan Cos., Inc.	7,940	270,198
Martin Marietta Materials, Inc.	722	59,428
MasterCard, Inc., Class A	717	330,487
Matson, Inc.	40	850
Maxim Integrated Products, Inc.	362	9,964
MAXIMUS, Inc.	806	44,475
McCormick & Co., Inc.	1,706	105,124
McDonald’s Corp.	6,822	592,150
McGraw-Hill Cos., Inc. (The)	2,828	156,332
McKesson Corp.	1,807	168,611
MDC Holdings, Inc.	765	29,254
Medicines Co. (The)(1)	888	19,465
Men’s Wearhouse, Inc. (The)	473	15,510
Merck & Co., Inc.	9,284	423,629
Meredith Corp.	1,343	44,950
MGE Energy, Inc.	1,364	71,801
Micrel, Inc.	1,588	15,388
Microchip Technology, Inc.	2,817	88,313
Microsoft Corp.	15,627	445,916
Minerals Technologies, Inc.	466	33,394
Mondelez International, Inc., Class A	8,252	219,008

Security	Shares	Value

United States (continued)
Monsanto Co.	2,549	$219,392
Morningstar, Inc.	230	14,485
MSCI, Inc., Class A(1)	554	14,925
Mueller Industries, Inc.	843	36,923
Murphy Oil Corp.	1,445	86,700
MWI Veterinary Supply, Inc.(1)	182	19,114
MYR Group, Inc.(1)	151	3,198
National Fuel Gas Co.	69	3,636
National Health Investors, Inc.	1,125	60,086
National Healthcare Corp.	397	18,905
National Oilwell Varco, Inc.	1,213	89,398
Nektar Therapeutics(1)	3,830	34,470
Neogen Corp.(1)	1,438	61,532
Neustar, Inc., Class A(1)	1,008	36,883
New Jersey Resources Corp.	845	37,569
New York Community Bancorp, Inc.	12,950	179,487
Newmont Mining Corp.	9,702	529,244
NextEra Energy, Inc.	2,168	151,890
NIC, Inc.	4,561	65,222
NIKE, Inc., Class B	650	59,397
Nordic American Tankers, Ltd.	221	1,856
Nordstrom, Inc.	704	39,966
Northeast Utilities	1,364	53,605
Northern Trust Corp.	2,242	107,123
NorthStar Realty Finance Corp.	9,360	61,495
Northwest Bancshares, Inc.	1,264	15,042
Northwest Natural Gas Co.	439	20,427
NorthWestern Corp.	3,393	121,503
NPS Pharmaceuticals, Inc.(1)	322	2,975
NVR, Inc.(1)	181	163,577
O’Reilly Automotive, Inc.(1)	1,077	92,277
Occidental Petroleum Corp.	1,056	83,382
OGE Energy Corp.	1,366	78,654
Omnicare, Inc.	523	18,059
Omnicell, Inc.(1)	750	10,935
Omnicom Group, Inc.	1,471	70,476
Oneok, Inc.	2,995	141,663
OpenTable, Inc.(1)	392	18,412
Optimer Pharmaceuticals, Inc.(1)	224	2,137
Oracle Corp.	5,099	158,324
OraSure Technologies, Inc.(1)	2,027	18,365
Oritani Financial Corp.	251	3,835
PacWest Bancorp	170	3,825
Pall Corp.	947	59,623
Panera Bread Co., Class A(1)	557	93,932
Papa John’s International, Inc.(1)	88	4,692

33	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Park National Corp.	28	$1,863
Parker Hannifin Corp.	637	50,106
PartnerRe, Ltd.	1,012	81,972
Paychex, Inc.	3,735	121,126
Penn National Gaming, Inc.(1)	436	17,627
PennyMac Mortgage Investment Trust	1,550	39,432
People’s United Financial, Inc.	15,905	191,337
PepsiCo, Inc.	7,132	493,820
Perrigo Co.	595	68,431
Pfizer, Inc.	14,478	360,068
PG&E Corp.	1,670	71,008
Philip Morris International, Inc.	7,726	684,215
Phillips 66	1,807	85,218
Piedmont Natural Gas Co., Inc.	1,147	36,555
Pinnacle Financial Partners, Inc.(1)	706	13,802
Platinum Underwriters Holdings, Ltd.	1,923	85,381
PNC Financial Services Group, Inc.	1,865	108,524
PNM Resources, Inc.	251	5,562
Portland General Electric Co.	180	4,932
Power Integrations, Inc.	543	16,062
PPG Industries, Inc.	786	92,025
Praxair, Inc.	3,379	358,884
Prestige Brands Holdings, Inc.(1)	5,759	100,149
priceline.com, Inc.(1)	548	314,426
Pricesmart, Inc.	293	24,316
Procter & Gamble Co.	6,358	440,228
Provident Financial Services, Inc.	968	14,520
QUALCOMM, Inc.	2,132	124,882
Quanex Building Products Corp.	1,483	29,319
Quanta Services, Inc.(1)	1,816	47,089
Rackspace Hosting, Inc.(1)	363	23,119
Ralph Lauren Corp.	500	76,845
RBC Bearings, Inc.(1)	1,715	85,167
Red Robin Gourmet Burgers, Inc.(1)	583	19,472
Regal-Beloit Corp.	1,222	79,650
Regeneron Pharmaceuticals, Inc.(1)	232	33,014
Regis Corp.	3,562	59,343
RenaissanceRe Holdings, Ltd.	605	49,223
Renasant Corp.	115	2,117
Republic Services, Inc.	4,420	125,307
Retail Opportunity Investments Corp.	2,403	30,422
Reynolds American, Inc.	5,944	247,508
RLI Corp.	877	59,794
Rockwell Automation, Inc.	283	20,110
Ross Stores, Inc.	632	38,520
Royal Gold, Inc.	1,114	98,121

Security	Shares	Value

United States (continued)
RR Donnelley & Sons Co.	3,058	$30,641
RTI International Metals, Inc.(1)	124	2,826
Ryman Hospitality Properties(1)	570	22,236
S&T Bancorp, Inc.	987	17,342
salesforce.com, inc.(1)	521	76,056
Salix Pharmaceuticals, Ltd.(1)	49	1,913
Sandy Spring Bancorp, Inc.	98	1,874
SBA Communications Corp., Class A(1)	993	66,164
Scansource, Inc. Com(1)	2,169	63,443
SCBT Financial Corp.	56	2,222
Schlumberger, Ltd.	3,647	253,576
Scholastic Corp.	469	15,472
SEACOR Holdings, Inc.(1)	1,250	109,637
Seattle Genetics, Inc.(1)	1,072	26,972
Selective Insurance Group, Inc.	3,029	56,006
SemGroup Corp.(1)	520	20,093
Sempra Energy	2,702	188,464
Semtech Corp.(1)	1,185	29,589
Sequenom, Inc.(1)	4,068	12,651
Sherwin-Williams Co. (The)	1,898	270,617
Sigma-Aldrich Corp.	459	32,194
Signature Bank(1)	2,142	152,596
Silicon Laboratories, Inc.(1)	602	24,333
Simmons First National Corp., Class A	64	1,593
South Jersey Industries, Inc.	2,512	127,082
Southern Co. (The)	7,349	344,227
Southwest Airlines Co.	14,855	131,021
Southwest Gas Corp.	640	27,821
Southwestern Energy Co.(1)	1,662	57,671
Spectra Energy Corp.	11,579	334,286
St. Jude Medical, Inc.	1,397	53,449
Stage Stores, Inc.	106	2,597
Standex International Corp.	316	14,612
Stanley Black & Decker, Inc.	1,456	100,901
Starbucks Corp.	4,435	203,566
Stericycle, Inc.(1)	1,795	170,094
Stryker Corp.	1,122	59,017
SVB Financial Group(1)	62	3,509
Sysco Corp.	3,381	105,048
Targa Resources Corp.	1,170	59,588
Target Corp.	2,875	183,281
Techne Corp.	1,218	82,044
Teekay Corp.	1,030	31,528
Tejon Ranch Co.(1)	64	1,916
Telephone & Data Systems, Inc.	3,483	86,622
Teradata Corp.(1)	1,269	86,685

34	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Shares	Value

United States (continued)
Tesoro Corp.	2,403	$90,617
Tetra Tech, Inc.(1)	1,285	33,333
Texas Capital Bancshares, Inc.(1)	504	23,925
Texas Industries, Inc.(1)	575	24,800
Texas Instruments, Inc.	7,641	214,636
Texas Roadhouse, Inc.	1,171	19,064
TFS Financial Corp.(1)	2,168	19,404
Thomson Reuters Corp.	4,401	124,372
Time Warner, Inc.	4,463	193,917
TJX Companies, Inc. (The)	6,817	283,792
Toro Co. (The)	482	20,350
Towers Watson & Co., Class A	885	47,533
Tredegar Corp.	1,164	19,753
Trex Co., Inc.(1)	90	3,145
Trustco Bank Corp.	2,143	11,958
Trustmark Corp.	5,461	128,170
TW Telecom, Inc.(1)	2,447	62,325
Tyler Technologies, Inc.(1)	1,390	66,456
U.S. Bancorp	6,533	216,961
UGI Corp.	1,894	61,157
UIL Holdings Corp.	310	11,213
Ultra Petroleum Corp.(1)	985	22,468
Umpqua Holdings Corp.	2,564	30,999
Union Pacific Corp.	1,496	184,053
United Bankshares, Inc.	3,988	95,034
United Financial Bancorp, Inc.	103	1,583
United Parcel Service, Inc., Class B	5,983	438,255
United Technologies Corp.	2,915	227,836
United Therapeutics Corp.(1)	358	16,350
UnitedHealth Group, Inc.	2,569	143,864
Universal Corp., VA	663	32,858
URS Corp.	1,580	52,898
Valero Energy Corp.	8,861	257,855
Valmont Industries, Inc.	389	52,554
Valspar Corp.	409	22,916
Vectren Corp.	104	3,075
VeriSign, Inc.(1)	2,079	77,069
Verisk Analytics, Inc., Class A(1)	126	6,426
Verizon Communications, Inc.	15,115	674,734
Viacom, Inc., Class B	2,332	119,562
Visa, Inc., Class A	3,349	464,707
Vistaprint NV(1)	466	14,199
Vitamin Shoppe, Inc.(1)	274	15,684
Volterra Semiconductor Corp.(1)	459	8,340
W.W. Grainger, Inc.	978	196,979
Wal-Mart Stores, Inc.	9,838	738,047

Security	Shares	Value

United States (continued)
Walgreen Co.	1,930	$67,994
Walt Disney Co. (The)	1,306	64,085
Washington Federal, Inc.	2,109	35,389
Washington Post Co., Class B	309	103,055
Waste Connections, Inc.	3,629	119,140
Waste Management, Inc.	8,126	266,045
Watsco, Inc.	560	38,276
Watson Pharmaceuticals, Inc.(1)	2,113	181,612
Watts Water Technologies, Inc.	53	2,132
Webster Financial Corp.	146	3,212
Wells Fargo & Co.	4,961	167,136
Wendy’s Co. (The)	3,955	16,888
Wesbanco, Inc.	84	1,848
Westamerica Bancorporation	65	2,868
Western Alliance Bancorp(1)	1,256	12,887
Western Refining, Inc.	1,219	30,317
Western Union Co.	1,860	23,622
WGL Holdings, Inc.	936	37,225
White Mountains Insurance Group, Ltd.	31	15,894
Williams Cos., Inc.	1,447	50,631
Windstream Corp.	1,997	19,051
Wisconsin Energy Corp.	1,552	59,705
World Fuel Services Corp.	1,435	49,795
WPX Energy, Inc.(1)	758	12,841
Wright Medical Group, Inc.(1)	4,020	81,686
Xilinx, Inc.	3,164	103,653
Yahoo! Inc.(1)	3,584	60,247
Yum! Brands, Inc.	5,429	380,627
Zions Bancorporation	2,563	55,028

		$50,787,711

Total Common Stocks (identified cost $144,878,920)		$151,302,116

Equity-Linked Securities(5) — 1.3%

Security	Maturity Date	Shares	Value

India(6) — 1.3%
ABB Ltd.	11/2/16	1,900	$26,049
Adani Enterprises Ltd.	11/2/16	7,600	30,400
Adani Ports and Special Economic Zone	11/2/16	14,900	35,239
Adani Power Ltd.	11/2/16	11,200	10,024
Apollo Hospitals Enterprises Ltd.	11/2/16	1,900	27,541
Asian Paints Ltd.	8/17/16	800	57,552
Axis Bank Ltd.	10/8/14	4,400	96,712

35	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Maturity Date	Shares	Value

India (continued)
Bajaj Auto Ltd.	7/29/16	700	$23,629
Bank of Baroda	9/29/14	2,700	36,410
Bharat Forge Ltd.	11/2/16	4,200	21,189
Bharat Heavy Electricals Ltd.	9/29/14	13,100	54,758
Bharti Airtel Ltd.	9/29/14	26,800	134,402
Cairn India Ltd.	9/29/14	10,500	65,625
Cipla Ltd.	9/29/14	3,000	20,250
Coal India Ltd.	11/2/16	12,000	77,220
Colgate-Palmolive (India) Ltd.	10/1/14	1,300	31,057
Divi’s Laboratories Ltd.	11/2/16	1,200	26,736
DLF Ltd.	11/2/16	15,800	59,566
Essar Oil Ltd.	11/2/16	28,700	33,436
Exide Industries Ltd.	11/2/16	8,400	22,092
Federal Bank Ltd.	7/29/16	5,000	45,025
GAIL India Ltd.	4/6/16	8,100	52,528
GlaxoSmithKline Pharmaceuticals Ltd.	11/3/16	500	18,628
Glenmark Pharmaceuticals Ltd.	11/2/16	4,500	35,820
Grasim Industries Ltd.	9/29/14	300	18,470
Gujarat State Petronet Ltd.	11/2/16	16,300	22,902
Hero Motocorp Ltd.	10/8/14	1,300	45,415
Hindalco Industries Ltd.	6/30/16	19,100	41,351
Hindustan Petroleum Corp., Ltd.	10/13/14	4,800	26,640
Hindustan Unilever Ltd.	10/1/14	9,900	100,584
Hindustan Zinc Ltd.	10/13/14	11,300	28,137
IDBI Bank Ltd.	11/2/16	28,400	48,990
Idea Cellular Ltd.	11/2/16	24,600	39,114
IFCI Ltd.	10/13/14	94,100	48,461
Indiabulls Financial Services Ltd.	11/2/16	9,200	42,734
Indian Oil Corp., Ltd.	4/26/16	10,700	51,788
IndusInd Bank Ltd.	12/15/14	10,600	71,709
Infrastructure Development Finance Company Ltd.	10/8/14	22,400	67,536
ITC Ltd.	9/29/14	21,300	111,825
Jaiprakash Associates Ltd.	10/13/14	17,200	27,950
Jindal Steel and Power Ltd. JSPL	9/29/14	6,800	49,062
Kotak Mahindra Bank Ltd.	10/13/14	4,600	51,612
Larsen & Toubro Ltd.	11/4/14	2,200	66,506
Lupin Ltd.	11/2/16	2,000	21,050
Mahindra & Mahindra Ltd.	10/15/14	3,700	60,809
Maruti Suzuki India Ltd.	9/29/14	800	21,376
National Hydroelectric Power Corp., Ltd.	11/2/16	57,100	22,840
Nestle India, Ltd.	9/8/15	400	34,936
NMDC Ltd.	11/2/16	14,500	47,560
NTPC Ltd.	4/26/16	28,500	87,637
Oil and Natural Gas Corp., Ltd.	4/26/16	27,700	138,084
Oil India Ltd.	11/2/16	5,450	48,941

Security	Maturity Date	Shares	Value

India (continued)
Power Finance Co.	7/27/15	16,100	$55,464
Power Grid Corp. of India Ltd.	11/16/15	29,800	63,176
Ranbaxy Laboratories Ltd.	11/2/16	2,000	19,560
Reliance Communications Ltd.	4/26/16	10,200	10,251
Reliance Infrastructure Ltd.	4/26/16	3,900	34,028
Reliance Power Ltd.	11/2/16	9,700	16,684
Shriram Transport Finance Co.	9/24/14	4,800	55,752
Siemens Ltd.	11/2/16	3,200	40,848
Sun Pharmaceutical Industries Ltd.	4/26/16	4,300	55,448
Tata Chemicals Ltd.	6/30/16	5,500	32,340
Tata Consultancy Services Ltd.	10/13/14	7,000	171,115
Tata Power Co., Ltd.	4/26/16	25,400	50,038
Tata Steel Ltd.	10/13/14	5,500	40,067
Torrent Power Ltd.	11/2/16	800	2,284
Union Bank of India Ltd.	7/29/16	14,000	50,890
United Breweries Ltd.	11/2/16	2,200	31,537
Wipro Ltd.	10/13/14	8,200	53,423
Yes Bank Ltd.	11/2/16	5,900	45,135

			$3,313,947

Kuwait(7) — 0.0%(8)
Al Safwa Group Holding Co. KSC	11/15/13	160,000	$5,888
Kuwait Finance House KSC	1/14/14	5,000	13,418
Kuwait Foods Co. (Americana)	11/15/13	2,500	19,549
Kuwait Pipes Industries & Oil Services Co.	5/16/14	20,000	7,680
National Mobile Telecommunications Co. KSC	1/7/14	2,500	14,306

			$60,841

Total Equity-Linked Securities (identified cost $3,404,879)			$3,374,788

Rights(1) — 0.0%(8)

Security	Shares	Value

Polimex-Mostostal SA, Exp. 12/31/12	32,200	$149

Total Rights (identified cost $0)		$149

36	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Portfolio of Investments — continued

Short-Term Investments — 47.4%

U.S. Treasury Obligations — 24.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/31/13	$12,500	$12,496,525
U.S. Treasury Bill, 0.00%, 5/2/13	12,500	12,490,488
U.S. Treasury Bill, 0.00%, 2/7/13(9)	20,000	19,994,020
U.S. Treasury Bill, 0.00%, 10/17/13	20,000	19,967,000

Total U.S. Treasury Obligations (identified cost $64,945,017)		$64,948,033

Other — 22.8%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(10)	$60,066	$60,066,122

Total Other (identified cost $60,066,122)		$60,066,122

Total Short-Term Investments (identified cost $125,011,139)		$125,014,155

Total Investments — 106.1% (identified cost $273,294,938)		$279,691,208

Other Assets, Less Liabilities — (6.1)%		$(15,985,729)

Net Assets — 100.0%		$263,705,479

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
CDI	–	CHESS Depositary Interest
GDR	–	Global Depositary Receipt
PC	–	Participation Certificate
PCL	–	Public Company Ltd.
PFC Shares	–	Preference Shares
SDR	–	Swedish Depositary Receipt

(1)	Non-income producing security.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.
(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $3,374,788 or 1.3% of the Portfolio’s net assets.

(6)

Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (JPMorgan Chase) in addition to the market risk of the underlying security.

(7)

Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (Citigroup Global Markets Holdings Inc.) in addition to the market risk of the underlying security.

(8)	Amount is less than 0.05%.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Currency Concentration of Portfolio

Currency	Percentage of Net Assets	Value
United States Dollar	71.9%	$189,416,451
Euro	7.3	19,042,605
Hong Kong Dollar	2.7	7,178,443
British Pound Sterling	2.7	7,061,840
Japanese Yen	2.3	6,081,368
South African Rand	1.4	3,784,550
South Korean Won	1.4	3,674,240
Australian Dollar	1.3	3,552,818
New Taiwan Dollar	1.3	3,478,847
Swiss Franc	1.3	3,431,235
Other currency, less than 1% each	12.5	32,988,811

Total Investments	106.1%	$279,691,208

Sector Classification of Portfolio

Sector	Percentage of Net Assets	Value
Financials	11.4%	$29,972,233
Industrials	6.5	17,198,625
Consumer Staples	6.2	16,293,173
Consumer Discretionary	5.9	15,421,541
Information Technology	5.8	15,342,856
Energy	5.3	13,910,639
Materials	5.2	13,675,644
Health Care	4.6	12,208,080
Telecommunication Services	4.2	11,125,452
Utilities	3.6	9,528,810
Short-Term Investments	47.4	125,014,155

Total Investments	106.1%	$279,691,208

37	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Unaffiliated investments, at value (identified cost, $213,228,816)	$219,625,086
Affiliated investment, at value (identified cost, $60,066,122)	60,066,122
Cash	6,304,176
Restricted cash*	5,173,550
Foreign currency, at value (identified cost, $215,191)	215,195
Dividends receivable	171,510
Interest receivable from affiliated investment	7,094
Receivable for variation margin on open financial futures contracts	344,141
Receivable for open forward foreign currency exchange contracts	147,139
Receivable for open swap contracts	1,523,159
Tax reclaims receivable	37,548
Receivable from affiliates	4,000
Total assets	$293,618,720

Liabilities
Payable for investments purchased	$25,013,510
Payable for open forward foreign currency exchange contracts	262,100
Payable for open swap contracts	1,750,117
Payable for closed swap contracts	2,569,418
Payable to affiliates:
Investment adviser fee	194,682
Trustees’ fees	672
Accrued foreign capital gains taxes	1,212
Accrued expenses	121,530
Total liabilities	$29,913,241
Net Assets applicable to investors’ interest in Portfolio	$263,705,479

Sources of Net Assets
Investors’ capital	$254,981,556
Net unrealized appreciation	8,723,923
Total	$263,705,479

*	Represents restricted cash on deposit at the broker as collateral for open financial contracts.

38	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Dividends (net of foreign taxes, $206,843)	$2,568,642
Interest	22,131
Interest allocated from affiliated investment	46,304
Expenses allocated from affiliated investment	(5,955)
Total investment income	$2,631,122

Expenses
Investment adviser fee	$1,409,961
Trustees’ fees and expenses	5,830
Custodian fee	337,888
Legal and accounting services	119,240
Stock dividend tax	3,758
Miscellaneous	19,733
Total expenses	$1,896,410
Deduct —
Allocation of expenses to affiliates	$65,577
Reduction of custodian fee	27
Total expense reductions	$65,604

Net expenses	$1,830,806

Net investment income	$800,316

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,718)
Investment transactions allocated from affiliated investment	541
Financial futures contracts	(6,360,115)
Swap contracts	(1,780,752)
Foreign currency and forward foreign currency exchange contract transactions	397,780
Net realized loss	$(7,744,264)
Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $1,212)	$6,395,058
Financial futures contracts	2,671,089
Swap contracts	(226,958)
Foreign currency and forward foreign currency exchange contracts	(115,266)
Net change in unrealized appreciation (depreciation)	$8,723,923

Net realized and unrealized gain	$979,659

Net increase in net assets from operations	$1,779,975

39	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2012
From operations —
Net investment income	$800,316
Net realized loss from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(7,744,264)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	8,723,923
Net increase in net assets from operations	$1,779,975
Capital transactions —
Contributions	$286,927,481
Withdrawals	(25,001,977)
Net increase in net assets from capital transactions	$261,925,504
Net increase in net assets	$263,705,479

Net Assets
At beginning of year	$—
At end of year	$263,705,479

40	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Consolidated Supplementary Data

Ratios/Supplemental Data	Year Ended October 31, 2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.30	%(2)
Net investment income	0.56%
Portfolio Turnover	22%

Total Return	1.60%

Net assets, end of year (000’s omitted)	$263,705

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser subsidized certain operating expenses (equal to 0.05% of average daily net assets for the year ended October 31, 2012). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

41	See Notes to Consolidated Financial Statements.

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Parametric Structured Absolute Return Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio commenced operations on November 1, 2011. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2012, Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund and Eaton Vance Parametric Structured Absolute Return Fund held an interest of 67.7%, 4.8% and 23.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in PSAR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $12,537,014 or 4.8% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Total return swaps are valued by obtaining the value of the underlying index or instrument and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

42

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

Prior to December 1, 2011, the Portfolio was subject to a two percent transaction tax on foreign currency inflows for new investments in Brazil. For the year ended October 31, 2012, such tax amounted to $6,556 and is included in net realized gain (loss) on foreign currency and forward foreign currency exchange contract transactions.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures

43

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. Pursuant to sub-advisory agreements, BMR pays Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp., a portion of its adviser fee for sub-advisory services provided to the Portfolio and the Subsidiary. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Portfolio’s investment adviser fee amounted to $1,409,961 or 1.00% of the Portfolio’s consolidated average daily net assets. Pursuant to a voluntary expense reimbursement, BMR and Parametric were allocated $65,577 in total of the Portfolio’s operating expenses for the year ended October 31, 2012.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $166,599,214 and $18,313,591, respectively, for the year ended October 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$273,649,186

Gross unrealized appreciation	$10,357,775
Gross unrealized depreciation	(4,315,753)

Net unrealized appreciation	$6,042,022

The net unrealized depreciation on swap contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2012 on a federal income tax basis was $222,279.

44

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Foreign Currency Exchange Contracts

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/23/12	Australian Dollar 3,680,530	United States Dollar 3,756,349	State Street Bank and Trust Co.	$57,886
11/23/12	Australian Dollar 470,549	United States Dollar 484,520	State Street Bank and Trust Co.	3,123
11/23/12	Australian Dollar 490,768	United States Dollar 509,074	State Street Bank and Trust Co.	(477)
11/23/12	British Pound Sterling 2,346,773	United States Dollar 3,773,517	State Street Bank and Trust Co.	13,316
11/23/12	British Pound Sterling 329,254	United States Dollar 527,827	State Street Bank and Trust Co.	3,468
11/23/12	British Pound Sterling 312,178	United States Dollar 503,665	State Street Bank and Trust Co.	76
11/23/12	Canadian Dollar 524,931	United States Dollar 527,760	State Street Bank and Trust Co.	(2,403)
11/23/12	Canadian Dollar 539,546	United States Dollar 549,419	State Street Bank and Trust Co.	(9,436)
11/23/12	Canadian Dollar 3,687,929	United States Dollar 3,764,268	State Street Bank and Trust Co.	(73,350)
11/23/12	Euro 2,911,304	United States Dollar 3,775,554	State Street Bank and Trust Co.	(1,378)
11/23/12	Euro 397,586	United States Dollar 519,697	State Street Bank and Trust Co.	(4,271)
11/23/12	Euro 361,777	United States Dollar 474,159	State Street Bank and Trust Co.	(5,157)
11/23/12	Israeli Shekel 1,825,798	United States Dollar 478,521	State Street Bank and Trust Co.	(8,823)
11/23/12	Israeli Shekel 1,959,849	United States Dollar 513,445	State Street Bank and Trust Co.	(9,261)
11/23/12	Israeli Shekel 14,529,521	United States Dollar 3,787,231	State Street Bank and Trust Co.	(49,418)
11/23/12	New Zealand Dollar 4,615,448	United States Dollar 3,772,206	State Street Bank and Trust Co.	18,472
11/23/12	New Zealand Dollar 610,162	United States Dollar 497,721	State Street Bank and Trust Co.	3,406
11/23/12	New Zealand Dollar 646,071	United States Dollar 530,269	State Street Bank and Trust Co.	350
11/23/12	Norwegian Krone 21,527,179	United States Dollar 3,767,840	State Street Bank and Trust Co.	5,159

45

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/23/12	Norwegian Krone 2,869,953	United States Dollar 505,647	State Street Bank and Trust Co.	$(2,640)
11/23/12	Norwegian Krone 2,709,870	United States Dollar 481,549	State Street Bank and Trust Co.	(6,599)
11/23/12	Singapore Dollar 4,626,588	United States Dollar 3,786,481	State Street Bank and Trust Co.	6,341
11/23/12	Singapore Dollar 615,573	United States Dollar 503,837	State Street Bank and Trust Co.	803
11/23/12	Singapore Dollar 597,276	United States Dollar 490,588	State Street Bank and Trust Co.	(948)
11/23/12	Swedish Krona 25,261,584	United States Dollar 3,775,480	State Street Bank and Trust Co.	30,704
11/23/12	Swedish Krona 3,215,115	United States Dollar 487,693	State Street Bank and Trust Co.	(3,269)
11/23/12	Swedish Krona 3,036,819	United States Dollar 463,262	State Street Bank and Trust Co.	(5,702)
11/23/12	Swiss Franc 3,518,066	United States Dollar 3,774,830	State Street Bank and Trust Co.	3,938
11/23/12	Swiss Franc 479,514	United States Dollar 518,002	State Street Bank and Trust Co.	(2,954)
11/23/12	Swiss Franc 440,180	United States Dollar 477,377	State Street Bank and Trust Co.	(4,578)
11/26/12	Japanese Yen 41,032,471	United States Dollar 513,998	State Street Bank and Trust Co.	97
11/26/12	Japanese Yen 42,885,735	United States Dollar 541,213	State Street Bank and Trust Co.	(3,898)
11/26/12	Japanese Yen 295,082,183	United States Dollar 3,764,620	State Street Bank and Trust Co.	(67,538)

				$(114,961)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation

12/12	325 E-mini MSCI EAFE Index	Short	$(25,208,778)	$(24,674,001)	$534,777
12/12	494 E-mini MSCI Emerging Markets Index	Short	(24,896,880)	(24,453,000)	443,880
12/12	564 E-mini S&P 500 Index	Short	(40,936,950)	(39,671,760)	1,265,190
12/12	664 United States Dollar Index	Long	52,684,126	53,111,368	427,242

					$2,671,089

46

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps
Counterparty	Notional Amount	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Bank of America	$22,504,681	Pays	Total Return on MSCI Daily Net Emerging Markets USD Index	Receives	3-Month USD-LIBOR- BBA+0.07%	10/31/13	$238
Bank of America	24,750,153	Pays	Total Return on MSCI Daily Net EAFE USD Index	Receives	3-Month USD-LIBOR- BBA-0.32%	10/31/13	(5)
Merrill Lynch International	37,885,968	Pays	Excess Return on Dow Jones - UBS Commodity Index	Pays	0.15%	12/12/12	1,044,107
Merrill Lynch International	11,772,899	Pays	Excess Return on Dow Jones - UBS Commodity Index	Pays	0.15	12/12/12	391,420
Merrill Lynch International	3,127,841	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.23	12/12/12	(139,460)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI 1 Month Forward Aluminum Index	Pays	0.23	12/12/12	(56,481)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.23	12/12/12	(37,002)
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Brent Crude Index	Pays	0.23	12/12/12	(9,826)
Merrill Lynch International	3,127,841	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.23	12/12/12	(176,238)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI 1 Month Forward Copper Index	Pays	0.23	12/12/12	(55,206)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.23	12/12/12	(53,417)
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Crude Oil Index	Pays	0.23	12/12/12	(16,594)

47

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$3,127,841	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.23%	12/12/12	$(102,849)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI 1 Month Forward GasOil Index	Pays	0.23	12/12/12	(29,061)
Merrill Lynch International	3,127,841	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.23	12/12/12	(60,701)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI 1 Month Forward Gold Index	Pays	0.23	12/12/12	(14,451)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.23	12/12/12	(70,740)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Lead Index	Pays	0.23	12/12/12	(21,517)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.23	12/12/12	(90,357)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Nickel Index	Pays	0.23	12/12/12	(32,052)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.23	12/12/12	(43,337)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Silver Index	Pays	0.23	12/12/12	(8,302)
Merrill Lynch International	3,127,841	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.23	12/12/12	(175,910)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI 1 Month Forward Unleaded Gasoline Index	Pays	0.23	12/12/12	(42,817)

48

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.23%	12/12/12	$(46,551)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Zinc Index	Pays	0.23	12/12/12	(14,526)
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.23	12/12/12	(9,967)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI Platinum Index	Pays	0.23	12/12/12	(43,840)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.28	12/12/12	563
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Cocoa Index	Pays	0.28	12/12/12	(4,732)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.28	12/12/12	(31,414)
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Coffee Index	Pays	0.28	12/12/12	(5,882)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.28	12/12/12	25,548
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Corn Index	Pays	0.28	12/12/12	(1,505)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.28	12/12/12	(45,970)
Merrill Lynch International	245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Cotton Index	Pays	0.28	12/12/12	(13,153)
Merrill Lynch International	781,960	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.28	12/12/12	(4,690)

49

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$245,098	Receives	Excess Return on S&P GSCI 1 Month Forward Lean Hogs Index	Pays	0.28%	12/12/12	$(2,468)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.28	12/12/12	(15,083)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Live Cattle Index	Pays	0.28	12/12/12	(5,832)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.28	12/12/12	41,817
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Soybeans Index	Pays	0.28	12/12/12	741
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.28	12/12/12	(50,726)
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Sugar Index	Pays	0.28	12/12/12	(8,225)
Merrill Lynch International	1,563,920	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.28	12/12/12	18,725
Merrill Lynch International	490,196	Receives	Excess Return on S&P GSCI 1 Month Forward Wheat Index	Pays	0.28	12/12/12	(886)
Merrill Lynch International	490,196	Receives	Excess Return on Dow Jones - UBS 3 Month Forward Soybean Oil Subindex	Pays	0.33	12/12/12	(20,439)
Merrill Lynch International	1,563,920	Receives	Excess Return on Dow Jones - UBS 3 Month Forward Soybean Oil Subindex	Pays	0.33	12/12/12	(29,130)

50

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Total Return Swaps (continued)
Counterparty	Notional Amount	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Merrill Lynch International	$3,127,841	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.38%	12/12/12	$(108,009)
Merrill Lynch International	980,392	Receives	Excess Return on S&P GSCI Enhanced Natural Gas Official Close Index	Pays	0.38	12/12/12	(50,766)

							$(226,958)

At October 31, 2012, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Portfolio invests in commodities-linked derivative investments, including total return swaps based on a commodity index that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities.

Equity Price Risk: The Portfolio enters into total return swap agreements on equity indices to enhance return, to hedge against fluctuations in securities prices or as substitution for the purchase or sale of securities. The Portfolio also enters into equity index futures contracts to enhance return or hedge volatility as an overall asset/risk instrument.

Foreign Exchange Risk: The Portfolio enters into forward foreign currency exchange contracts and currency futures contracts to enhance return, to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2012, the fair value of derivatives with credit-related contingent features in a net liability position was $2,012,217. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,318,708 at October 31, 2012.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,670,298, with the highest amount from any one counterparty being $1,522,921. To mitigate this risk, the Portfolio (and Subsidiary) has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio (and Subsidiary) or the counterparty. At October 31, 2012, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $1,670,000, due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

51

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Equity Price	Foreign Exchange	Commodity

Net unrealized appreciation*	$2,243,847	$427,242	$—
Receivable for open forward foreign currency exchange contracts	—	147,139	—
Receivable for open swap contracts	238	—	1,522,921

Total Asset Derivatives	$2,244,085	$574,381	$1,522,921

Payable for open forward foreign currency exchange contracts	$—	$(262,100)	$—
Payable for open swap contracts	(5)	—	(1,750,112)

Total Liability Derivatives	$(5)	$(262,100)	$(1,750,112)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Equity Price	Foreign Exchange	Commodity

Net realized gain (loss) —
Financial futures contracts	$(5,968,610)	$(391,505)	$—
Swap contracts	(2,095,946)	—	315,194
Foreign currency and forward foreign currency exchange contract transactions	—	404,705	—

Total	$(8,064,556)	$13,200	$315,194

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$2,243,847	$427,242	$—
Swap contracts	233	—	(227,191)
Foreign currency and forward foreign currency exchange contracts	—	(114,961)	—

Total	$2,244,080	$312,281	$(227,191)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $67,591,000, $27,713,000 and $88,306,000, respectively.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2012.

52

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks
Asia/Pacific	$1,329,313	$33,519,399		$159	$34,848,871
Developed Europe	423,863	35,529,528		—	35,953,391
Emerging Europe	705,219	8,362,068		—	9,067,287
Latin America	10,948,180	—		—	10,948,180
Middle East/Africa	420,657	9,276,019		—	9,696,676
North America	50,787,711	—		0	50,787,711

Total Common Stocks	$64,614,943	$86,687,014	**	$159	$151,302,116

Equity-Linked Securities	$—	$3,374,788		$—	$3,374,788
Rights	149	—		—	149
Short-Term Investments —
U.S. Treasury Obligations	—	64,948,033		—	64,948,033
Other	—	60,066,122		—	60,066,122

Total Investments	$64,615,092	$215,075,957		$159	$279,691,208

Forward Foreign Currency Exchange Contracts	$—	$147,139		$—	$147,139
Futures Contracts	2,671,089	—		—	2,671,089
Swap Contracts	—	1,523,159		—	1,523,159

Total	$67,286,181	$216,746,255		$159	$284,032,595

53

Parametric Structured Absolute Return Portfolio

October 31, 2012

Notes to Consolidated Financial Statements — continued

Liability Description	Level 1	Level 2	Level 3*	Total

Forward Foreign Currency Exchange Contracts	$—	$(262,100)	$—	$(262,100)
Swap Contracts	—	(1,750,117)	—	(1,750,117)

Total	$—	$(2,012,217)	$—	$(2,012,217)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented.

54

Parametric Structured Absolute Return Portfolio

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Parametric Structured Absolute Return Portfolio:

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Structured Absolute Return Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated supplementary data for the year then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Parametric Structured Absolute Return Portfolio and subsidiary as of October 31, 2012, the results of their operations, the changes in their net assets, and the supplementary data for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2012

55

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Parametric Structured Absolute Return Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust since 2007 and of the Portfolio since 2011

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2011	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2011

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2011

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

56

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2011

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2011

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2011

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2011

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Payson F. Swaffield 1956	Vice President of the Trust	Since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2011	Vice President of EVM and BMR.

57

Eaton Vance

Parametric Structured Absolute Return Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary of the Trust since 2007 and of the Portfolio since 2011; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2011	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2011	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

58

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

59

This Page Intentionally Left Blank

Investment Adviser of Parametric Structured Absolute Return Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Parametric Structured Absolute Return Portfolio and Eaton Vance Parametric Structured Absolute Return Fund

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Investment Adviser and Administrator of Eaton Vance Parametric Structured Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5797-12/12	PPASARSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Diversified Currency Income Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Global Dividend Income Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Government Obligations Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund), Eaton Vance Multi-Strategy Absolute Return Fund, Eaton Vance Multi-Strategy All Market Fund, Eaton Vance Parametric Structured Absolute Return Fund, Eaton Vance Tax- Managed Multi-Cap Growth Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Global Dividend Income Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Value Fund, and Eaton Vance U.S. Government Money Market Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 34 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following table presents the aggregate fees billed to the fund for the fund’s fiscal years ended October 31, 2011 and October 31, 2012 by the fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Diversified Currency Income Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$10,960	$11,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,140	$9,390
All Other Fees(3)	$300	$310

Total	$20,400	$21,520

Eaton Vance Emerging Markets Local Income Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$10,960	$11,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,265	$9,515
All Other Fees(3)	$1,200	$1,240

Total	$21,425	$22,575

Eaton Vance Floating-Rate Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$13,685	$14,590
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,840	$8,040
All Other Fees(3)	$1,200	$1,240

Total	$22,725	$23,870

Eaton Vance Floating-Rate Advantage Fund Period Ended	10/31/11	10/31/12
Audit Fees	$16,700	$17,680
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,210	$21,810
All Other Fees(3)	$1,200	$1,240

Total	$39,110	$40,730

Eaton Vance Floating-Rate & High Income Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$18,735	$19,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,340	$8,540
All Other Fees(3)	$300	$310

Total	$27,375	$28,430

Eaton Vance Global Dividend Income Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$12,765	$32,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,660	$11,690
All Other Fees(3)	$1,200	$930

Total	$22,625	$45,580

Eaton Vance Global Macro Absolute Return Advantage Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$26,550	$27,740
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,000	$10,250
All Other Fees(3)	$3,200	$1,240

Total	$37,750	$39,230

Eaton Vance Global Macro Absolute Return Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$18,800	$19,820
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,835	$11,085
All Other Fees(3)	$1,200	$1,240

Total	$30,835	$32,145

Eaton Vance Government Obligations Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$26,080	$27,260
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,260	$12,610
All Other Fees(3)	$300	$310

Total	$38,640	$40,180

Eaton Vance High Income Opportunities Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$13,935	$14,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,100	$8,300
All Other Fees(3)	$300	$310

Total	$22,335	$23,460

Eaton Vance Low Duration Government Income Fund (formerly, Eaton Vance Low Duration Fund) Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$26,080	$27,080
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,550	$13,900
All Other Fees(3)	$300	$310

Total	$39,930	$41,290

Eaton Vance Multi-Strategy Absolute Return Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$18,800	$19,640
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$22,940	$16,890
All Other Fees(3)	$300	$7,010

Total	$42,040	$43,540

Eaton Vance Multi-Strategy All Market Fund* Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$5,000	$30,030
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$3,750
All Other Fees(3)	$0	$7,010

Total	$5,000	$40,790

* Fund commenced operations on 10/31/2011

Eaton Vance Parametric Structured Absolute Return Fund * Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$5,000	$12,030
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$0	$3,750
All Other Fees(3)	$0	$1,240

Total	$5,000	$17,020

* Fund commenced operations on 10/31/2011

Eaton Vance Tax-Managed Multi-Cap Growth Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$12,625	$13,340
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,090	$7,240
All Other Fees(3)	$1,200	$1,240

Total	$20,915	$21,820

Eaton Vance Tax-Managed Equity Asset Allocation Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$51,290	$52,810
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,880	$19,430
All Other Fees(3)	$300	$310

Total	$70,470	$72,550

Eaton Vance Tax-Managed Global Dividend Income Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$50,770	$52,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,410	$10,660
All Other Fees(3)	$1,200	$1,240

Total	$62,380	$64,840

Eaton Vance Tax-Managed International Equity Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$12,625	$13,420
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,960	$7,110
All Other Fees(3)	$1,200	$1,240

Total	$20,785	$21,770

Eaton Vance Tax-Managed Small-Cap Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$17,075	$17,890
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,080	$7,230
All Other Fees(3)	$1,200	$310

Total	$25,355	$25,430

Eaton Vance Tax-Managed Small-Cap Value Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$10,315	$10,980
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,840	$6,990
All Other Fees(3)	$300	$310

Total	$17,455	$18,280

Eaton Vance Tax-Managed Value Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$14,945	$15,710
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,080	$7,230
All Other Fees(3)	$1,200	$1,240

Total	$23,225	$24,180

Eaton Vance U.S. Government Money Market Fund Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$15,660	$16,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,070	$6,220
All Other Fees(3)	$300	$310

Total	$22,030	$23,370

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (January 31, September 30, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/10	1/31/11**	9/30/11	10/31/11	12/31/11	1/31/12	9/30/12	10/31/12
Audit Fees	$527,835	$90,920	$21,550	$522,885	$522,885	$31,865	$522,885	$524,630
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$258,500	$27,000	$11,500	$250,180	$250,180	$15,580	$250,180	$243,860
All Other Fees(3)	$28,500	$4,900	$500	$22,300	$22,300	$600	$22,300	$38,080

Total	$814,835	$122,820	$33,550	$795,365	$795,365	$48,045	$795,365	$806,570

*	Information is not presented for fiscal years ended 11/30/10 or 11/30/11, as no Series in the Trust with such fiscal year ends were in operation during those periods.
**	Series commenced operations on April 1, 2010.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	12/31/10	1/31/11**	9/30/11	10/31/11	12/31/11	1/31/12	9/30/12	10/31/12
Registrant(1)	$31,900	$12,000	$16,180	$272,480	$53,070	$27,520	$29,360	$281,940
Eaton Vance(2)	$250,973	$205,107	$226,431	$266,431	$334,561	$414,561	$606,619	$566,619

*	Information is not presented for fiscal years ended 11/30/10 or 11/30/11, as no Series in the Trust with such fiscal year ends were in operation during those periods.
**	Series commenced operations on April 1, 2010.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson President

Date: December 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell Treasurer

Date: December 18, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson President

Date: December 18, 2012